Exhibit 99.2

DISTRIBUTOR SETTLEMENT AGREEMENT

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DISTRIBUTOR SETTLEMENT AGREEMENT

This Settlement Agreement, dated as of July 21, 2021 (the “Agreement”), sets forth the terms of settlement between and among the Settling States, the Settling Distributors, and the Participating Subdivisions (as those terms are defined below). Upon satisfaction of the conditions set forth in Section II and Section VIII, this Agreement will be binding on all Settling States, Settling Distributors, and Participating Subdivisions. This Agreement will then be filed as part of Consent Judgments in the respective courts of each of the Settling States, pursuant to the terms set forth in Section VIII.

I.	Definitions

For all sections of this Agreement except Exhibit E and Exhibit P, the following definitions apply:

A. “Abatement Accounts Fund.” The component of the Settlement Fund described in Section V.E.

B. “Additional Restitution Amount.” The amount available to Settling States listed on Exhibit N totaling $282,692,307.70.

C. “Agreement.” This agreement, as set forth above. For the avoidance of doubt, this Agreement is inclusive of all exhibits.

D. “Alleged Harms.” The alleged past, present, and future financial, societal, and public nuisance harms and related expenditures arising out of the alleged misuse and abuse of Products, non-exclusive examples of which are described in the documents listed on Exhibit A, that have allegedly arisen as a result of the physical and bodily injuries sustained by individuals suffering from opioid-related addiction, abuse, death, and other related diseases and disorders, and that have allegedly been caused by the Settling Distributors.

E. “Allocation Statute.” A state law that governs allocation, distribution, and/or use of some or all of the Settlement Fund amounts allocated to that State and/or its Subdivisions. In addition to modifying the allocation set forth in Section V.D.2, an Allocation Statute may, without limitation, contain a Statutory Trust, further restrict expenditures of funds, form an advisory committee, establish oversight and reporting requirements, or address other default provisions and other matters related to the funds. An Allocation Statute is not required to address all three (3) types of funds comprising the Settlement Fund or all default provisions.

F. “Annual Payment.” The total amount payable to the Settlement Fund Administrator by the Settling Distributors on the Payment Date each year, as calculated by the Settlement Fund Administrator pursuant to Section IV.B.1.e. For the avoidance of doubt, this term does not include the Additional Restitution Amount or amounts paid pursuant to Section X.

G. “Appropriate Official.” As defined in Section XIV.F.3.

H. “Bankruptcy Code.” Title 11 of the United States Code, 11 U.S.C. § 101, et seq.

I. “Bar.” Either: (1) a law barring Subdivisions in a State from maintaining Released Claims against Released Entities (either through a direct bar or through a grant of authority to release claims and the exercise of such authority in full) or (2) a ruling by the highest court of the State (or, in a State with a single intermediate court of appeals, the intermediate court of appeals when not subject to further review by the highest court of the State) setting forth the general principle that Subdivisions in the State may not maintain any Released Claims against Released Entities, whether on the ground of this Agreement (or the release in it) or otherwise. For the avoidance of doubt, a law or ruling that is conditioned or predicated upon payment by a Released Entity (apart from the Annual Payments by Settling Distributors under this Agreement) shall not constitute a Bar.

J. “Case-Specific Resolution.” Either: (1) a law barring the Subdivision at issue from maintaining any Released Claims against any Released Entities (either through a direct bar or through a grant of authority to release claims and the exercise of such authority in full); or (2) a ruling by a court of competent jurisdiction over the Subdivision at issue that the Subdivision may not maintain any Released Claims at issue against any Released Entities, whether on the ground of this Agreement (or the release in it) or otherwise. For the avoidance of doubt, a law or ruling that is conditioned or predicated upon payment by a Released Entity (apart from the Annual Payments by Settling Distributors under this Agreement) shall not constitute a Case-Specific Resolution.

K. “Claim.” Any past, present or future cause of action, claim for relief, cross-claim or counterclaim, theory of liability, demand, derivative claim, request, assessment, charge, covenant, damage, debt, lien, loss, penalty, judgment, right, obligation, dispute, suit, contract, controversy, agreement, parens patriae claim, promise, performance, warranty, omission, or grievance of any nature whatsoever, whether legal, equitable, statutory, regulatory or administrative, whether arising under federal, state or local common law, statute, regulation, guidance, ordinance or principles of equity, whether filed or unfiled, whether asserted or unasserted, whether known or unknown, whether accrued or unaccrued, whether foreseen, unforeseen or unforeseeable, whether discovered or undiscovered, whether suspected or unsuspected, whether fixed or contingent, and whether existing or hereafter arising, in all such cases, including, but not limited to, any request for declaratory, injunctive, or equitable relief, compensatory, punitive, or statutory damages, absolute liability, strict liability, restitution, abatement, subrogation, contribution, indemnity, apportionment, disgorgement, reimbursement, attorney fees, expert fees, consultant fees, fines, penalties, expenses, costs or any other legal, equitable, civil, administrative, or regulatory remedy whatsoever.

L. “Claim-Over.” A Claim asserted by a Non-Released Entity against a Released Entity on the basis of contribution, indemnity, or other claim-over on any theory relating to a Non-Party Covered Conduct Claim asserted by a Releasor.

M. “Compensatory Restitution Amount.” The aggregate amount paid or incurred by the Settling Distributors hereunder other than amounts paid as attorneys’ fees and costs or identified pursuant to Section V.B.2 as being used to pay attorneys’ fees, investigation costs or litigation costs.

N. “Consent Judgment.” A state-specific consent judgment in a form to be agreed by the Settling States and the Settling Distributors prior to the Initial Participation Date that, among other things, (1) approves this Agreement and (2) provides for the release set forth in Section XI.A, including the dismissal with prejudice of any Released Claims that the Settling State has brought against Released Entities.

O. “Covered Conduct.” Any actual or alleged act, failure to act, negligence, statement, error, omission, breach of any duty, conduct, event, transaction, agreement, misstatement, misleading statement or other activity of any kind whatsoever from the beginning of time through the Reference Date (and any past, present, or future consequence of any such act, failure to act, negligence, statement, error, omission, breach of duty, conduct, event, transaction, agreement, misstatement, misleading statement or other activity) relating in any way to (1) the discovery, development, manufacture, packaging, repackaging, marketing, promotion, advertising, labeling, recall, withdrawal, distribution, delivery, monitoring, reporting, supply, sale, prescribing, dispensing, physical security, warehousing, use or abuse of, or operating procedures relating to, any Product, or any system, plan, policy or advocacy relating to any Product or class of Products, including, but not limited to, any unbranded promotion, marketing, programs, or campaigns relating to any Product or class of Products; (2) the characteristics, properties, risks, or benefits of any Product; (3) the reporting, disclosure, non-reporting or non-disclosure to federal, state or other regulators of orders placed with any Released Entity; or (4) diversion control programs or suspicious order monitoring; provided, however, that as to any Claim that a Releasor has brought or could bring, Covered Conduct does not include non-compliance with statutory or administrative supply security standards concerning cleanliness of facilities or stopping counterfeit products, so long as such standards apply to the storage and distribution of both controlled and non-controlled pharmaceuticals.

P. “Designated State.” New York.

Q. “Effective Date.” The date sixty (60) calendar days after the Reference Date.

R. “Enforcement Committee.” A committee consisting of representatives of the Settling States and of the Participating Subdivisions. Exhibit B contains the organizational bylaws of the Enforcement Committee. Notice pursuant to Section XIV.Q shall be provided when there are changes in membership or contact information.

S. “Final Order.” An order or judgment of a court of competent jurisdiction with respect to the applicable subject matter (1) which has not been reversed or superseded by a modified or amended order, is not currently stayed, and as to which any right to appeal or seek certiorari, review, reargument, stay, or rehearing has expired, and as to which no appeal or petition for certiorari, review, reargument, stay, or rehearing is pending, or (2) as to which an appeal has been taken or petition for certiorari, review, reargument, stay, or rehearing has been filed and (a) such appeal or petition for certiorari, review, reargument, stay, or rehearing has been resolved by the highest court to which the order or judgment was appealed or from which certiorari, review, reargument, stay, or rehearing was sought, or (b) the time to appeal further or seek certiorari, review, reargument, stay, or rehearing has expired and no such further appeal or petition for certiorari, review, reargument, stay, or rehearing is pending.

T. “Global Settlement Abatement Amount.” The abatement amount of $19,045,384,616.

U. “Global Settlement Amount.” The Global Settlement Amount is $21 billion, which shall be divided into the Global Settlement Abatement Amount, the Additional Restitution Amount, and the Global Settlement Attorney Fee Amount.

V. “Global Settlement Attorney Fee Amount.” The attorney fee amount of $1,671,923,077.

W. “Incentive Payment A.” The incentive payment described in Section IV.F.1.

X. “Incentive Payment B.” The incentive payment described in Section IV.F.2.

Y. “Incentive Payment C.” The incentive payment described in Section IV.F.3.

Z. “Incentive Payment D.” The incentive payment described in Section IV.F.4.

AA. “Incentive Payment Final Eligibility Date.” With respect to a Settling State, the date that is the earlier of (1) the fifth Payment Date, (2) the date of completion of opening statements in a trial of any action brought by a Subdivision in that State that includes a Released Claim against a Released Entity when such date is more than two (2) years after the Effective Date, or (3) two (2) years after the Effective Date in the event a trial of an action brought by a Subdivision in that State that includes a Released Claim against a Released Entity began after the Initial Participation Date but before two (2) years after the Effective Date.

BB. “Initial Participating Subdivision.” A Subdivision that meets the requirements set forth in Section VII.D.

CC. “Initial Participation Date.” The date one hundred twenty (120) calendar days after the Preliminary Agreement Date, unless it is extended by written agreement of the Settling Distributors and the Enforcement Committee.

DD. “Injunctive Relief Terms.” The terms described in Section III and set forth in Exhibit P.

EE. “Later Litigating Subdivision.” A Subdivision (or Subdivision official asserting the right of or for the Subdivision to recover for alleged harms to the Subdivision and/or the people thereof) that : (1) first files a lawsuit bringing a Released Claim against a Released Entity after the Trigger Date; or (2) adds a Released Claim against a Released Entity after the Trigger Date to a lawsuit brought before the Trigger Date that, prior to the Trigger Date, did not include any Released Claims against a Released Entity; or (3) (a) was a Litigating Subdivision whose Released Claims against Released Entities were resolved by a legislative Bar or legislative Case-Specific Resolution as of the Trigger Date, (b) such legislative Bar or legislative Case-Specific Resolution is subject to a Revocation Event after the Trigger Date, and

(c) the earlier of the date of completion of opening statements in a trial in an action brought by a Subdivision in that State that includes a Released Claim against a Released Entity or one hundred eighty (180) days from the Revocation Event passes without a Bar or Case-Specific Resolution being implemented as to that Litigating Subdivision or the Litigating Subdivision’s Released Claims being dismissed; or (4) (a) was a Litigating Subdivision whose Released Claims against Released Entities were resolved by a judicial Bar or judicial Case-Specific Resolution as of the Trigger Date, (b) such judicial Bar or judicial Case-Specific Resolution is subject to a Revocation Event after the Trigger Date, and (c) such Litigating Subdivision takes any action in its lawsuit asserting a Released Claim against a Released Entity other than seeking a stay or dismissal.

FF. “Later Participating Subdivision.” A Participating Subdivision that is not an Initial Participating Subdivision, but meets the requirements set forth in Section VII.E.

GG. “Litigating Subdivision.” A Subdivision (or Subdivision official) that brought any Released Claim against any Released Entity prior to the Trigger Date; provided, however, that a Subdivision (or Subdivision official) that is a Prior Litigating Subdivision shall not be considered a Litigating Subdivision. Exhibit C is an agreed list of all Litigating Subdivisions. Exhibit C will be updated (including with any corrections) periodically, and a final version of Exhibit C will be attached hereto as of the Reference Date.

HH. “National Arbitration Panel.” The panel comprised as described in Section VI.F.2.b.

II. “National Disputes.” As defined in Section VI.F.2.a.

JJ. “Net Abatement Amount.” The Global Settlement Abatement Amount as reduced by the Tribal/W. Va. Subdivision Credit.

KK. “Net Settlement Prepayment Amount.” As defined in Section IV.J.1.

LL. “Non-Litigating Subdivision.” Any Subdivision that is neither a Litigating Subdivision nor a Later Litigating Subdivision.

MM. “Non-Participating Subdivision.” Any Subdivision that is not a Participating Subdivision.

NN. “Non-Party Covered Conduct Claim.” A Claim against any Non-Released Entity involving, arising out of, or related to Covered Conduct (or conduct that would be Covered Conduct if engaged in by a Released Entity).

OO. “Non-Party Settlement.” A settlement by any Releasor that settles any Non-Party Covered Conduct Claim and includes a release of any Non-Released Entity.

PP. “Non-Released Entity.” An entity that is not a Released Entity.

QQ. “Non-Settling State.” Any State that is not a Settling State.

RR. “Offset Cap.” The per-State dollar amount which the dollar-for-dollar offset described in Section XII.A cannot exceed in a Payment Year, to be calculated by multiplying the amount of the relevant Annual Payment apportioned to the State and to its Subdivisions for that Payment Year by the percentage for the applicable Participation Tier as set forth in Exhibit D.

SS. “Opioid Remediation.” Care, treatment, and other programs and expenditures (including reimbursement for past such programs or expenditures1 except where this Agreement restricts the use of funds solely to future Opioid Remediation) designed to (1) address the misuse and abuse of opioid products, (2) treat or mitigate opioid use or related disorders, or (3) mitigate other alleged effects of, including on those injured as a result of, the opioid epidemic. Exhibit E provides a non-exhaustive list of expenditures that qualify as being paid for Opioid Remediation. Qualifying expenditures may include reasonable related administrative expenses.

TT. “Opioid Tax.” Any tax, assessment, license fee, surcharge or any other fee (other than a fixed prospective excise tax or similar tax or fee that has no restriction on pass-through) imposed by a State on a Settling Distributor on the sale, transfer or distribution of opioid products; provided, however, that neither the Excise Tax on sale of Opioids, Article 20-D of New York’s Tax Law nor the Opioid Stewardship Act, Article 33, Title 2-A of New York’s Public Health Law shall be considered an Opioid Tax for purposes of this Agreement.

UU. “Overall Allocation Percentage.” A Settling State’s percentage as set forth in Exhibit F. The aggregate Overall Allocation Percentages of all States (including Settling States and Non-Settling States) shall equal one hundred percent (100%).

VV. “Participating Subdivision.” Any Subdivision that meets the requirements for becoming a Participating Subdivision under Section VII.B and Section VII.C. Participating Subdivisions include both Initial Participating Subdivisions and Later Participating Subdivisions.

WW. “Participation Tier.” The level of participation in this Agreement as determined pursuant to Section VIII.C using the criteria set forth in Exhibit H.

XX. “Parties.” The Settling Distributors and the Settling States (each, a “Party”).

YY. “Payment Date.” The date on which the Settling Distributors make the Annual Payment pursuant to Section IV.B.

ZZ. “Payment Year.” The calendar year during which the applicable Annual Payment is due pursuant to Section IV.B. Payment Year 1 is 2021, Payment Year 2 is 2022 and so forth. References to payment “for a Payment Year” mean the Annual Payment due during that year. References to eligibility “for a Payment Year” mean eligibility in connection with the Annual Payment due during that year.

AAA. “Preliminary Agreement Date.” The date on which the Settling Distributors are to inform the Settling States of their determination whether the condition in Section II.B has been satisfied. The Preliminary Agreement Date shall be no more than fourteen (14) calendar days after the end of the notice period to States, unless it is extended by written agreement of the Settling Distributors and the Enforcement Committee.

[1]	Reimbursement includes amounts paid to any governmental entities for past expenditures or programs.

BBB. “Prepayment Notice.” As defined in Section IV.J.1.

CCC. “Primary Subdivision.” A Subdivision that is a General Purpose Government (including, but not limited to, a municipality, county, county subdivision, city, town, township, parish, village, borough, gore, or any other entities that provide municipal-type government) with population over 10,000; provided, however, that as used in connection with Incentive Payment C, the population threshold is 30,000. Attached as Exhibit I is an agreed list of the Primary Subdivisions in each State.

DDD. “Prior Litigating Subdivision” A Subdivision (or Subdivision official) that brought any Released Claim against any Released Entity prior to the Trigger Date and all such Released Claims were separately settled or finally adjudicated prior to the Trigger Date; provided, however, that if the final adjudication was pursuant to a Bar, such Subdivision shall not be considered a Prior Litigating Subdivision. Notwithstanding the prior sentence, the Settling Distributors and the Settling State of the relevant Subdivision may agree in writing that the Subdivision shall not be considered a Prior Litigating Subdivision.

EEE. “Product.” Any chemical substance, whether used for medicinal or non-medicinal purposes, and whether natural, synthetic, or semi-synthetic, or any finished pharmaceutical product made from or with such substance, that is: (1) an opioid or opiate, as well as any product containing any such substance; or (2) benzodiazepine, carisoprodol, or gabapentin; or (3) a combination or “cocktail” of chemical substances prescribed, sold, bought, or dispensed to be used together that includes opioids or opiates. “Product” shall include, but is not limited to, any substance consisting of or containing buprenorphine, codeine, fentanyl, hydrocodone, hydromorphone, meperidine, methadone, morphine, oxycodone, oxymorphone, tapentadol, tramadol, opium, heroin, carfentanil, diazepam, estazolam, quazepam, alprazolam, clonazepam, oxazepam, flurazepam, triozolam, temazepam, midazolam, carisoprodol, gabapentin, or any variant of these substances or any similar substance. Notwithstanding the foregoing, nothing in this section prohibits a Settling State from taking administrative or regulatory action related to benzodiazepine (including, but not limited to, diazepam, estazolam, quazepam, alprazolam, clonazepam, oxazepam, flurazepam, triozolam, temazepam, and midazolam), carisoprodol, or gabapentin that is wholly independent from the use of such drugs in combination with opioids, provided such action does not seek money (including abatement and/or remediation) for conduct prior to the Effective Date.

FFF. “Reference Date.” The date on which the Settling Distributors are to inform the Settling States of their determination whether the condition in Section VIII has been satisfied. The Reference Date shall be no later than thirty (30) calendar days after the Initial Participation Date, unless it is extended by written agreement of the Settling Distributors and the Enforcement Committee.

GGG. “Released Claims.” Any and all Claims that directly or indirectly are based on, arise out of, or in any way relate to or concern the Covered Conduct occurring prior to the Reference Date. Without limiting the foregoing, Released Claims include any Claims that have been asserted against a Settling Distributor by any Settling State or Litigating Subdivision in any federal, state, or local action or proceeding (whether judicial, arbitral, or administrative) based on, arising out of, or relating to, in whole or in part, the Covered Conduct, or any such Claims that could be or could have been asserted now or in the future in those actions or in any comparable action or proceeding brought by a State, Subdivision, or Releasor (whether or not such State, Subdivision, or Releasor has brought such action or proceeding). Released Claims also include all Claims asserted in any proceeding to be dismissed pursuant to this Agreement, whether or not such claims relate to Covered Conduct. The Parties intend that this term, “Released Claims,” be interpreted broadly. This Agreement does not release Claims by private individuals. It is the intent of the Parties that Claims by private individuals be treated in accordance with applicable law. Released Claims is also used herein to describe claims brought by a Later Litigating Subdivision or other non-party Subdivision that would have been Released Claims if they had been brought by a Releasor against a Released Entity.

HHH. “Released Entities.” With respect to Released Claims, the Settling Distributors and (1) all past and present subsidiaries, divisions, predecessors, successors, and assigns (in each case, whether direct or indirect) of each Settling Distributor; (2) all past and present subsidiaries and divisions (in each case, whether direct or indirect) of any entity described in subsection (1); (3) the respective past and present officers, directors, members, trustees, and employees of any of the foregoing (each for actions that occurred during and related to their work for, or employment with, any of the Settling Distributors or the foregoing entities); (4) all past and present joint ventures (whether direct or indirect) of each Settling Distributor or its subsidiaries, including in any Settling Distributor or subsidiary’s capacity as a participating member in such joint venture; (5) all direct or indirect parents and shareholders of the Settling Distributors (solely in their capacity as parents or shareholders of the applicable Settling Distributor with respect to Covered Conduct); and (6) any insurer of any Settling Distributor or any person or entity otherwise described in subsections (1)-(5) (solely in its role as insurer of such person or entity and subject to the last sentence of Section XI.B). Any person or entity described in subsections (3)-(6) shall be a Released Entity solely in the capacity described in such clause and shall not be a Released Entity with respect to its conduct in any other capacity. For the avoidance of doubt, CVS Health Corp., Walgreens Boots Alliance, Inc., and Walmart Inc. (collectively, the “Pharmacies”) are not Released Entities, nor are their direct or indirect past or present subsidiaries, divisions, predecessors, successors, assigns, joint ventures, shareholders, officers, directors, members, trustees, or employees (shareholders, officers, directors, members, trustees, and employees for actions related to their work for, employment with, or involvement with the Pharmacies) Released Entities. Notwithstanding the prior sentence, any joint venture or past or present subsidiary of a Settling Distributor is a Released Entity, including any joint venture between a Settling Distributor or any Settling Distributor’s subsidiary and a Pharmacy (or any subsidiary of a Pharmacy); provided, however, that any joint venture partner of a Settling Distributor or a Settling Distributor’s subsidiary is not a Released Entity unless it falls within subsections (1)-(6) above. Lists of Settling Distributors’ subsidiaries, joint ventures, and predecessor entities are appended to this Agreement as Exhibit J. With respect to joint ventures (including predecessor entities), only entities listed on Exhibit J are Released Entities. With respect to wholly-owned subsidiaries (including predecessor entities), Exhibit J represents a good faith effort by the Settling Distributors to list all such entities, but any and all wholly-owned subsidiaries (including predecessor entities) of any Settling Distributor are Released Entities, whether or not they are listed on Exhibit J. For the avoidance of doubt, any entity acquired, or joint venture entered into, by a Settling Distributor after the Reference Date is not a Released Entity.

III. “Releasors.” With respect to Released Claims, (1) each Settling State; (2) each Participating Subdivision; and (3) without limitation and to the maximum extent of the power of each Settling State’s Attorney General and/or Participating Subdivision to release Claims, (a) the Settling State’s and Participating Subdivision’s departments, agencies, divisions, boards, commissions, Subdivisions, districts, instrumentalities of any kind and attorneys, including its Attorney General, and any person in his or her official capacity whether elected or appointed to serve any of the foregoing and any agency, person, or other entity claiming by or through any of the foregoing, (b) any public entities, public instrumentalities, public educational institutions, unincorporated districts, fire districts, irrigation districts, and other Special Districts in a Settling State, and (c) any person or entity acting in a parens patriae, sovereign, quasi-sovereign, private attorney general, qui tam, taxpayer, or other capacity seeking relief on behalf of or generally applicable to the general public with respect to a Settling State or Subdivision in a Settling State, whether or not any of them participate in this Agreement. The inclusion of a specific reference to a type of entity in this definition shall not be construed as meaning that the entity is not a Subdivision. Each Settling State’s Attorney General represents that he or she has or has obtained (or will obtain no later than the Initial Participation Date) the authority set forth in Section XI.F. In addition to being a Releasor as provided herein, a Participating Subdivision shall also provide the Subdivision Settlement Participation Form referenced in Section VII providing for a release to the fullest extent of the Participating Subdivision’s authority.

JJJ. “Revocation Event.” With respect to a Bar, Settlement Class Resolution, or Case-Specific Resolution, a revocation, rescission, reversal, overruling, or interpretation that in any way limits the effect of such Bar, Settlement Class Resolution, or Case-Specific Resolution on Released Claims, or any other action or event that otherwise deprives the Bar, Settlement Class Resolution, or Case-Specific Resolution of force or effect in any material respect.

KKK. “Settlement Class Resolution.” A class action resolution in a court of competent jurisdiction in a Settling State (that is not successfully removed to federal court) with respect to a class of Subdivisions in that State that (1) conforms with that Settling State’s statutes, case law, and rules of procedure regarding class actions; (2) is approved and entered as an order of a court of competent jurisdiction in that State and such order has become a Final Order; (3) is binding on all Non-Participating Subdivisions in that State (other than opt outs as permitted under the next sentence); (4) provides that all such Non-Participating Subdivisions may not bring any Released Claims against any Released Entities, whether on the ground of this Agreement (or the releases herein) or otherwise; and (5) does not impose any costs or obligations on Settling Distributors other than those provided for in this Agreement, or contain any provision inconsistent with any provision of this Agreement. If applicable state law requires that opt-out rights be afforded to members of the class, a class action resolution otherwise meeting the foregoing requirements shall qualify as a Settlement Class Resolution unless Subdivisions collectively representing more than one percent (1%) of the total population of that State opt out. In seeking certification of any Settlement Class, the applicable State and Participating Subdivisions shall make clear that certification is sought solely for settlement purposes and shall have no applicability beyond approval of the settlement for which certification is sought. Nothing in this Agreement constitutes an admission by any Party that class certification would be appropriate for litigation purposes in any case or for purposes unrelated to this Agreement.

LLL. “Settlement Fund.” The interest-bearing fund established pursuant to this Agreement into which the Annual Payments are made under Section IV.

MMM. “Settlement Fund Administrator.” The entity that annually determines the Annual Payment (including calculating Incentive Payments pursuant to Section IV and any amounts subject to suspension, offset, or reduction pursuant to Section XII and Section XIII), annually determines the Participation Tier pursuant to Section VIII.C, administers the Settlement Fund, and distributes amounts into the Abatement Accounts Fund, State Fund, and Subdivision Fund pursuant to this Agreement. The duties of the Settlement Fund Administrator shall be governed by this Agreement. Prior to the Initial Participation Date, the Settling Distributors and the Enforcement Committee shall agree to selection and removal processes for and the identity of the Settlement Fund Administrator, and a detailed description of the Settlement Fund Administrator’s duties and responsibilities, including a detailed mechanism for paying the Settlement Fund Administrator’s fees and costs, all of which shall be appended to the Agreement as Exhibit L.

NNN. “Settlement Fund Escrow.” The interest-bearing escrow fund established pursuant to this Agreement to hold disputed or suspended payments made under this Agreement, and to hold the first Annual Payment until the Effective Date.

OOO. “Settlement Payment Schedule.” The schedule attached to this Agreement as Exhibit M.

PPP. “Settlement Prepayment.” As defined in Section IV.J.1.

QQQ. “Settlement Prepayment Reduction Schedule.” As defined in Section IV.J.1.

RRR. “Settling Distributors.” McKesson Corporation, Cardinal Health, Inc., and AmerisourceBergen Corporation (each, a “Settling Distributor”).

SSS. “Settling State.” A State that has entered into this Agreement with all Settling Distributors and delivers executed releases in accordance with Section VIII.A.

TTT. “State.” With the exception of West Virginia, which has addressed its claims separately and is excluded from participation in this Agreement, the states, commonwealths, and territories of the United States of America, as well as the District of Columbia. The 55 States are listed in Exhibit F. Additionally, the use of non-capitalized “state” to describe something (e.g., “state court”) shall also be read to include parallel entities in commonwealths, territories, and the District of Columbia (e.g., “territorial court”).

UUU. “State Fund.” The component of the Settlement Fund described in Section V.C.

VVV. “State-Subdivision Agreement.” An agreement that a Settling State reaches with the Subdivisions in that State regarding the allocation, distribution, and/or use of funds allocated to that State and to its Subdivisions. A State-Subdivision Agreement shall be effective if approved pursuant to the provisions of Exhibit O or if adopted by statute. Preexisting agreements addressing funds other than those allocated pursuant to this Agreement shall qualify if the approval requirements of Exhibit O are met. A State and its Subdivisions may revise a State-Subdivision Agreement if approved pursuant to the provisions of Exhibit O, or if such revision is adopted by statute.

WWW. “Statutory Trust.” A trust fund established by state law to receive funds allocated to a Settling State’s Abatement Accounts Fund and restrict any expenditures made using funds from such Settling State’s Abatement Accounts Fund to Opioid Remediation, subject to reasonable administrative expenses. A State may give a Statutory Trust authority to allocate one (1) or more of the three (3) types of funds comprising such State’s Settlement Fund, but this is not required.

XXX. “Subdivision.” Any (1) General Purpose Government (including, but not limited to, a municipality, county, county subdivision, city, town, township, parish, village, borough, gore, or any other entities that provide municipal-type government), School District, or Special District within a State, and (2) any other subdivision or subdivision official or sub-entity of or located within a State (whether political, geographical or otherwise, whether functioning or non-functioning, regardless of population overlap, and including, but not limited to, Nonfunctioning Governmental Units and public institutions) that has filed a lawsuit that includes a Released Claim against a Released Entity in a direct, parens patriae, or any other capacity. “General Purpose Government,” “School District,” and “Special District” shall correspond to the “five basic types of local governments” recognized by the U.S. Census Bureau and match the 2017 list of Governmental Units.2 The three (3) General Purpose Governments are county, municipal, and township governments; the two (2) special purpose governments are School Districts and Special Districts.3 “Fire District,” “Health District,” “Hospital District,” and “Library District” shall correspond to categories of Special Districts recognized by the U.S. Census Bureau.4 References to a State’s Subdivisions or to a Subdivision “in,” “of,” or “within” a State include Subdivisions located within the State even if they are not formally or legally a sub-entity of the State; provided, however, that a “Health District” that includes any of the following words or phrases in its name shall not be considered a Subdivision: mosquito, pest, insect, spray, vector, animal, air quality, air pollution, clean air, coastal water, tuberculosis, and sanitary.

[2]	https://www.census.gov/data/datasets/2017/econ/gus/public-use-files.html
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E.g., U.S. Census Bureau, “Technical Documentation: 2017 Public Use Files for State and Local Government Organization” at 7 (noting that “the Census Bureau recognizes five basic types of local governments,” that three of those are “general purpose governments” (county governments, municipal governments, and township governments), and that the other two are “school district and special district governments”), https://www2.census.gov/programs-surveys/gus/datasets/2017/2017_gov_org_meth_tech_doc.pdf.

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A list of 2017 Government Units provided by the Census Bureau identifies 38,542 Special Districts and categorizes them by “FUNCTION_NAME.” “Govt_Units_2017_Final” spreadsheet, “Special District” sheet, included in “Independent Governments—list of governments with reference information,” https://www.census.gov/data/datasets/2017/econ/gus/public-use-files.html. As used herein, “Fire District” corresponds to Special District function name “24 – Local Fire Protection,” “Health District” corresponds to Special District function name “32 – Health,” “Hospital District” corresponds to Special District function name “40 – Hospitals,” and “Library District” corresponds to Special District function name “52 – Libraries.” See id.

YYY. “Subdivision Allocation Percentage.” The portion of a Settling State’s Subdivision Fund set forth in Exhibit G that a Subdivision will receive pursuant to Section V.C or Section V.D if it becomes a Participating Subdivision. The aggregate Subdivision Allocation Percentage of all Subdivisions receiving a Subdivision Allocation Percentage in each State shall equal one hundred percent (100%). Immediately upon the effectiveness of any State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3 (or upon the effectiveness of an amendment to any State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3) that addresses allocation from the Subdivision Fund, or upon any, whether before or after the Initial Participation Date, Exhibit G will automatically be amended to reflect the allocation from the Subdivision Fund pursuant to the State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3. The Subdivision Allocation Percentages contained in Exhibit G may not change once notice is distributed pursuant to Section VII.A, except upon the effectiveness of any State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3 (or upon the effectiveness of an amendment to any State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3) that addresses allocation from the Subdivision Fund. For the avoidance of doubt, no Subdivision not listed on Exhibit G shall receive an allocation from the Subdivision Fund and no provision of this Agreement shall be interpreted to create such an entitlement.

ZZZ. “Subdivision Fund.” The component of the Settlement Fund described in Section V.C.

AAAA. “Subdivision Settlement Participation Form.” The form attached as Exhibit K that Participating Subdivisions must execute and return to the Settlement Fund Administrator.

BBBB. “Suspension Amount.” The amount calculated as follows: the per capita amount corresponding to the applicable Participation Tier as set forth in Exhibit D multiplied by the population of the Later Litigating Subdivision.

CCCC. “Suspension Cap.” The amount calculated as follows: the suspension percentage corresponding to the applicable Participation Tier as set forth in Exhibit D multiplied by the amount of the relevant Annual Payment apportioned to the State of the Later Litigating Subdivision and to Subdivisions in that State in each year of the suspension.

DDDD. “Suspension Deadline.” With respect to a lawsuit filed by a Later Litigating Subdivision asserting a Released Claim, the deadline set forth in Exhibit D corresponding to the applicable Participation Tier.

EEEE. “Threshold Motion.” A motion to dismiss or equivalent dispositive motion made at the outset of litigation under applicable procedure. A Threshold Motion must include as potential grounds for dismissal any applicable Bar or the relevant release by a Settling State or Participating Subdivision provided under this Agreement and, where appropriate under applicable law, any applicable limitations defense.

FFFF. “Tribal/W. Va. Subdivision Credit.” The Tribal/W. Va. Subdivision Credit shall equal 2.58% of the Global Settlement Abatement Amount.

GGGG. “Trigger Date.” In the case of a Primary Subdivision, the Reference Date. In the case of all other Subdivisions, the Preliminary Agreement Date.

II.	Participation by States and Condition to Preliminary Agreement

A. Notice to States. On July 22, 2021 this Agreement shall be distributed to all States. The States’ Attorneys General shall then have a period of thirty (30) calendar days to decide whether to become Settling States. States that determine to become Settling States shall so notify the National Association of Attorneys General and Settling Distributors and shall further commit to obtaining any necessary additional State releases prior to the Reference Date. This notice period may be extended by written agreement of the Settling Distributors and the Enforcement Committee.

B. Condition to Preliminary Agreement. Following the notice period set forth in Section II.A above, the Settling Distributors shall determine on or before the Preliminary Agreement Date whether, in their sole discretion, enough States have agreed to become Settling States to proceed with notice to Subdivisions as set forth in Section VII below. If the Settling Distributors determine that this condition has been satisfied, and that notice to the Litigating Subdivisions should proceed, they will so notify the Settling States by providing notice to the Enforcement Committee and Settlement Fund Administrator on the Preliminary Agreement Date. If the Settling Distributors determine that this condition has not been satisfied, they will so notify the Settling States by providing notice to the Enforcement Committee and Settlement Fund Administrator, and this Agreement will have no further effect and all releases and other commitments or obligations contained herein will be void.

C. Later Joinder by States. After the Preliminary Agreement Date, a State may only become a Settling State with the consent of the Settling Distributors, in their sole discretion. If a State becomes a Settling State more than sixty (60) calendar days after the Preliminary Agreement Date, but on or before January 1, 2022, the Subdivisions in that State that become Participating Subdivisions within ninety (90) calendar days of the State becoming a Settling State shall be considered Initial Participating Subdvisions. A State may not become a Settling State after January 1, 2022.

D. Litigation Activity. Following the Preliminary Agreement Date, States that determine to become Settling States shall make best efforts to cease litigation activity against Settling Distributors, including by jointly seeking stays or severance of claim against the Settling Distributors, where feasible, and otherwise to minimize such activity by means of agreed deadline extensions and agreed postponement of depositions, document productions, and motion practice if a motion to stay or sever is not feasible or is denied.

III.	Injunctive Relief

A. Injunctive Relief. As part of the Consent Judgment, the Parties agree to the entry of the injunctive relief terms attached in Exhibit P.

IV.	Settlement Payments

A. Settlement Fund. All payments under this Section IV shall be made into the Settlement Fund, except that, where specified, they shall be made into the Settlement Fund Escrow. The Settlement Fund shall be allocated and used only as specified in Section V.

B. Annual Payments. The Settling Distributors shall make eighteen (18) Annual Payments, each comprised of base and incentive payments as provided in this Section IV, as well as fifty percent (50%) of the amount of any Settlement Fund Administrator costs and fees that exceed the available interest accrued in the Settlement Fund as provided in Section V.C.5, and as determined by the Settlement Fund Administrator as set forth in this Agreement.

1. All data relevant to the determination of the Annual Payment and allocations to Settling States and their Participating Subdivisions listed on Exhibit G shall be submitted to the Settlement Fund Administrator no later than sixty (60) calendar days prior to the Payment Date for each Annual Payment. The Settlement Fund Administrator shall then determine the Annual Payment, the amount to be paid to each Settling State and its Participating Subdivisions included on Exhibit G, and the amount of any Settlement Fund Administrator costs and fees, all consistent with the provisions in Exhibit L, by:

a. determining, for each Settling State, the amount of base and incentive payments to which the State is entitled by applying the criteria under Section IV.D, Section IV.E, and Section IV.F;

b. applying any suspensions, offsets, or reductions as specified under Section IV, Section XII, and Section XIII;

c. applying any adjustment required as a result of prepayment or significant financial constraint, as specified under Section IV.J and Section IV.K;

d. determining the amount of any Settlement Fund Administrator costs and fees that exceed the available interest accrued in the Settlement Fund, as well as the amounts, if any, of such costs and fees owed by Settling Distributors and out of the Settlement Fund pursuant to Section V.C.5;

e. determining the total amount owed by Settling Distributors (including any amounts to be held in the Settlement Fund Escrow pending resolution of a case by a Later Litigating Subdivision as described in Section XII) to all Settling States and the Participating Subdivisions listed on Exhibit G; and

f. the Settlement Fund Administrator shall then allocate, after subtracting the portion of any Settlement Fund Administrator costs and fees owed out of funds from the Settlement Fund pursuant to Section V.C.5, the Annual Payment pursuant to Section V.C and Section V.D among the Settling States, among the separate types of funds for each Settling State (if applicable), and among the Participating Subdivisions listed on Exhibit G.

2. The Settlement Fund Administrator shall also apply the allocation percentages set forth in Section IV.I and determine for each Settling Distributor the amount of its allocable share of the Annual Payment. For the avoidance of doubt, each Settling Distributor’s liability for its share of the Annual Payment is several, and not joint.

3. As soon as possible, but no later than fifty (50) calendar days prior to the Payment Date for each Annual Payment and following the determination described in Section IV.B.1 and Section IV.B.2, the Settlement Fund Administrator shall give notice to the Settling Distributors, the Settling States, and the Enforcement Committee of the

amount of the Annual Payment (including the amount of the Settlement Fund to be allocated to the Settlement Fund Administrator in costs and fees pursuant to Section V.C.5), the amount to be received by each Settling State, the amount to be received by the separate types of funds for each Settling State (if applicable), and the amount to be received by each Settling State’s Participating Subdivisions listed on Exhibit G. The Settlement Fund Administrator shall also give notice to each Settling Distributor of the amount of its allocable share of the Annual Payment, including its allocable share of the amount of any Settlement Fund Administrator costs and fees that exceed the available interest accrued in the Settlement Fund pursuant to Section V.C.5.

4. Within twenty-one (21) calendar days of the notice provided by the Settlement Fund Administrator, any party may dispute, in writing, the calculation of the Annual Payment (including the amount allocated for Settlement Fund Administrator costs and fees), or the amount to be received by a Settling State and/or its Participating Subdivisions listed on Exhibit G. Such disputing party must provide a written notice of dispute to the Settlement Fund Administrator, the Enforcement Committee, any affected Settling State, and the Settling Distributors identifying the nature of the dispute, the amount of money that is disputed, and the Settling State(s) affected.

5. Within twenty-one (21) calendar days of the sending of a written notice of dispute, any affected party may submit a response, in writing, to the Settlement Fund Administrator, the Enforcement Committee, any affected Settling State, and the Settling Distributors identifying the basis for disagreement with the notice of dispute.

6. If no response is filed, the Settlement Fund Administrator shall adjust the amount calculated consistent with the written notice of dispute, and each Settling Distributor shall pay its allocable share of the adjusted amount, collectively totaling that year’s Annual Payment, on the Payment Date. If a written response to the written notice of dispute is timely sent to the Settlement Fund Administrator, the Settlement Fund Administrator shall notify the Settling Distributors of the preliminary amount to be paid, which shall be the greater of the amount originally calculated by the Settling Administrator or the amount that would be consistent with the notice of dispute, provided, however, that in no circumstances shall the preliminary amount to be paid be higher than the maximum amount of Base and Incentive Payments A and D for that Payment Year as set forth on Exhibit M. For the avoidance of doubt, a transfer of suspended payments from the Settlement Fund Escrow pursuant to Section XII.A.2 does not count toward determining whether the amount to be paid is higher than the maximum amount of Base and Incentive Payments A and D for that Payment Year as set forth on Exhibit M.

7. The Settlement Fund Administrator shall place any disputed amount of the preliminary amount paid by the Settling Distributors into the Settlement Fund Escrow and shall disburse any undisputed amount to each Settling State and its Participating Subdivisions listed on Exhibit G within fifteen (15) calendar days of the Payment Date or at such later time as directed by each Settling State.

8. Disputes described in this subsection shall be resolved in accordance with the terms of Section VI.F.

9. For the avoidance of doubt, no Subdivision not listed on Exhibit G shall receive an allocation from the Subdivision Fund and no provision of this Agreement shall be interpreted to create such an entitlement.

C. Procedure for Annual Payment in Payment Years 1 and 2. The process described in Section IV.B shall not apply to Payment Years 1 and 2. The procedure in lieu of Section IV.B.1 for Payment Years 1 and 2 is as set forth below:

1. The Payment Date for Payment Year 1 is September 30, 2021. Provided that the condition set forth in Section II.B has been satisfied, on or before such date, the Settling Distributors shall pay into the Settlement Fund Escrow the total amount of the base payment, Incentive Payment A for the Settling States (the amount specified in Exhibit M for Payment Year 1 reduced by the allocable share of any Non-Settling States), and the Settling Distributors’ allocable share of the amount of any Settlement Fund Administrator costs and fees that exceed the available interest accrued in the Settlement Fund pursuant to Section V.C.5. In the event that, in accordance with the terms of Section VIII.A, the Settling Distributors determine not to proceed with the Settlement, or the Settlement does not become effective for any other reason, the funds held in the Settlement Fund Escrow shall immediately revert to the Settling Distributors. If the condition set forth in Section VIII.A is met, the Settlement Fund Administrator shall allocate the Annual Payment, after subtracting the portion of Settlement Fund Administrator costs and fees owed out of funds from the Settlement Fund pursuant to Section V.C.5, pursuant to Section V.C and Section V.D among the Settling States and their Participating Subdivisions listed on Exhibit G. The portion of any Settlement Fund Administrator costs and fees owed out of funds from the Settlement Fund pursuant to Section V.C.5 shall be available to the Settlement Fund Administrator for the payment of such costs and fees immediately. The remainder of the Annual Payment for Payment Year 1 shall be transferred by the Settlement Fund Administrator on the Effective Date from the Settlement Fund Escrow to the Settlement Fund and then to each Settling State and to its Initial Participating Subdivisions included on Exhibit G; provided, however, that for any Settling State where the Consent Judgment has not been entered as of the Effective Date, the funds allocable to that Settling State and its Participating Subdivisions included on Exhibit G shall not be transferred from the Settlement Fund Escrow or disbursed until ten (10) calendar days after the entry of the Consent Judgment in that State; and, provided, further, the Settlement Fund Administrator shall leave in the Settlement Fund Escrow funds allocated to Subdivisions included on Exhibit G that are not Initial Participating Subdivisions. Should such a Subdivision become a Participating Subdivision between the Initial Participation Date and the Effective Date, the allocation for such Participating Subdivision shall be transferred to the Settlement Fund and paid to the Participating Subdivision at the same time as Initial Participating Subdivisions in that State are paid.

2. The Payment Date for Payment Year 2 is July 15, 2022. On or before such date, the Settling Distributors shall pay into the Settlement Fund the total amount of the base payment, Incentive Payment A for the Settling States (the amount specified in Exhibit M for Payment Year 2 reduced by the allocable share of any Non-Settling States), and the Settling Distributors’ allocable share of the amount of any Settlement Fund Administrator costs and fees that exceed the available interest accrued in the Settlement Fund pursuant to Section V.C.5. The portion of any Settlement Fund Administrator costs and fees owed out of funds from the Settlement Fund pursuant to Section V.C.5 shall be available to the Settlement Fund Administrator for the payment of such costs and fees immediately. The Settlement Fund Administrator shall disburse the remaining amounts to each Settling State and to its Participating Subdivisions included on Exhibit G within fifteen (15) calendar days of the Payment Date or at such later time as directed by each Settling State. If a Settling State enacts a legislative Bar after the Initial Participation Date, but before July 15, 2022, a Subdivision that meets the requirements for becoming a Participating Subdivision under Section VII prior to July 15, 2022 (but was not an Initial Participating Subdivision) shall be eligible to receive its allocated share (if any) for Payment Year 2, and it shall also receive any amounts allocated to it for Payment Year 1 from the Settlement Fund Escrow.

3. Any amounts remaining in the Settlement Fund Escrow for allocations to Subdivisions listed on Exhibit G that have not become Participating Subdivisions after all payments for Payment Year 2 are disbursed shall be transferred to the Settlement Fund and disbursed to the appropriate sub-funds in each Settling State pursuant to Section V.D.5.

4. Any disputes as to the allocation of the Annual Payments in Payment Years 1 and 2 shall be resolved pursuant to the process set forth in Section IV.B.3 through Section IV.B.8, except that in Payment Year 1, the Settlement Fund Administrator shall have until ten (10) calendar days after the Initial Participation Date to give notice of the amount to be received by each Settling State, the amount to be received by the separate types of funds for each Settling State (if applicable), and the amount to be received by each Initial Participating Subdivision in the Settling States that is listed on Exhibit G.

D. Payment Date for Subsequent Payment Years. The Payment Date for Payment Year 3 and successive Payment Years is July 15 of the third and successive years and the Annual Payment shall be made pursuant to the process set forth in Section IV.B, except that, with respect to Payment Year 3, Settling States shall have up to the Payment Date to become eligible for Incentive Payment A and thus avoid the reductions set forth in Section XIII. If a Settling State enacts a Bar less than sixty (60) calendar days before the Payment Date for Payment Year 3, each Settling Distributor shall pay, within thirty (30) calendar days of the Payment Year 3 Payment Date, its allocable share, pursuant to Section IV.I, of the difference between the Annual Payment as calculated by the Settlement Fund Administrator and the amount that would have been owed had the Settlement Fund Administrator taken the Bar into account.

E. Base Payments. Subject to the suspension, reduction, and offset provisions set forth in Section XII and Section XIII, the Settling Distributors shall collectively make base payments equal to fifty-five percent (55%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States. These payments will be due in installments consistent with Exhibit M over the eighteen (18) Payment Years and as adjusted by the Settlement Fund Administrator pursuant to the provisions in Section IV, Section XII, and Section XIII.

F. Incentive Payments. Subject to the suspension, offset, and reduction provisions set forth in Section XII and Section XIII, the Settling Distributors shall collectively make potential additional incentive payments totaling up to a maximum of forty-five percent (45%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States, with the actual amount depending on whether and the extent to which the criteria set forth below are met in each Settling State. The incentive payments shall be divided among four (4) categories, referred to as Incentive Payments A-D. Incentive Payments A-C will be due in installments over the eighteen (18) Payment Years, and Incentive Payment D will be due in installments over thirteen (13) years beginning with Payment Year 6. The total amount of incentive payments in an Annual Payment shall be the sum of the incentive payments for which individual Settling States are eligible for that Payment Year under the criteria set forth below. The incentive payments shall be made with respect to a specific Settling State based on its eligibility for that year under the criteria set forth below.

1. Incentive Payment A. Incentive Payment A shall be equal to forty percent (40%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States, provided all Settling States satisfy the requirements of Incentive Payment A. Incentive Payment A will be due to a Settling State as part of the Annual Payment in each of the eighteen (18) Payment Years that a Settling State is eligible for Incentive Payment A and shall equal a total potential maximum of $7,421,605,477 if all States are eligible for all eighteen (18) Payment Years. Each Settling State’s share of Incentive Payment A in a given year, provided that Settling State is eligible, shall equal the total maximum amount available for Incentive Payment A for that year as reflected in Exhibit M times the Settling State’s Overall Allocation Percentage. Eligibility for Incentive Payment A is as follows:

a. For the Payment Years 1 and 2, all Settling States are deemed eligible for Incentive Payment A.

b. For each Payment Year other than Payment Years 1 and 2, a Settling State is eligible for Incentive Payment A if, as of sixty (60) calendar days prior to the Payment Date (except that in Payment Year 3, this date is as of the Payment Date), (i) there is a Bar in that State in full force and effect, (ii) there is a Settlement Class Resolution in that State in full force and effect, (iii) the Released Claims of all of the following entities are released through the execution of Subdivision Settlement Participation Forms, or there is a Case-Specific Resolution against such entities: all Primary Subdivisions, Litigating Subdivisions, School Districts with a K-12 student enrollment of at least 25,000 or .10% of a State’s population, whichever is greater, and Health Districts and Hospital Districts that have at least one hundred twenty-five (125) hospital beds in one or more hospitals rendering services in that district; or (iv) a combination of the actions in clauses (i)-(iii) has achieved the same level of resolution of Claims by Subdivisions (e.g., a Bar against future litigation combined with full joinder by

Litigating Subdivisions). For the avoidance of doubt, subsection (iv) cannot be satisfied unless all Litigating Subdivisions are Participating Subdivisions or there is a Case-Specific Resolution against any such Subdivisions that are not Participating Subdivisions. The Settling Distributors and the Enforcement Committee shall meet and confer in order to agree on data sources for purposes of this Section prior to the Preliminary Agreement Date.

c. Notwithstanding Section IV.F.1.b, for each Payment Year other than Payment Years 1 and 2, a Settling State that is not eligible for Incentive Payment A as of the Incentive Payment Final Eligibility Date shall not be eligible for Incentive Payment A for that Payment Year or any subsequent Payment Years.

d. If the Settling Distributors made a payment under Incentive Payment A solely on the basis of a Bar or Settlement Class Resolution in a Settling State and that Bar or Settlement Class Resolution is subsequently removed, revoked, rescinded, reversed, overruled, interpreted in a manner to limit the scope of the release, or otherwise deprived of force or effect in any material respect, that Settling State shall not be eligible for Incentive Payment A thereafter, unless the State requalifies for Incentive Payment A through any method pursuant to Section IV.F.1.b, in which case the Settling State shall be eligible for Incentive Payment A less any litigation fees and costs incurred by Settling Distributor in the interim, except that, if the re-imposition occurs after the completion of opening statements in a trial involving a Released Claim, the Settling State shall not be eligible for Incentive Payment A (unless this exception is waived by the Settling Distributors).

e. In determining the amount of Incentive Payment A that Settling Distributors will pay in a Payment Year and each Settling State’s share, if any, of Incentive Payment A for that Payment Year, the Settlement Fund Administrator shall: (i) identify all Settling States that are eligible for Incentive Payment A; (ii) multiply the Overall Allocation Percentage for each such eligible Settling State by the maximum amount that Settling Distributors could owe with respect to Incentive Payment A for that Payment Year as listed on Exhibit M. The amount calculated in (ii) shall be the amount allocated to a Settling State eligible for Incentive Payment A for that Payment Year and the aggregate of each such amount for Settling States eligible for Incentive Payment A shall be the amount of Incentive Payment A Settling Distributors are obligated to pay in that Payment Year, all such amounts subject to the suspension, offset, and reduction provisions in Section XII and Section XIII.

2. Incentive Payment B. Incentive Payment B shall be available to Settling States that are not eligible for Incentive Payment A for the applicable Payment Year. Incentive Payment B shall be equal to up to twenty-five percent (25%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States. Incentive Payment B will be due to a Settling State as part of the Annual Payment in each of the eighteen (18) Payment Years that a Settling State is eligible for Incentive Payment

B and equal a total potential maximum of $4,638,503,423 if all States are eligible for all eighteen (18) Payment Years. Each Settling State’s maximum share of Incentive Payment B in a given year shall equal the total maximum amount available for Incentive Payment B for that year as reflected in Exhibit M times the Settling State’s Overall Allocation Percentage. Eligibility for Incentive Payment B is as follows:

a. A Settling State is not eligible for Incentive Payment B for a Payment Year for which it is eligible for Incentive Payment A.

b. Subject to Section IV.F.2.a, the amount of Incentive Payment B for which a Settling State is eligible in a Payment Year shall be a percentage of that State’s maximum share of Incentive Payment B based on the extent to which (A) Litigating Subdivisions in the State are Participating Subdivisions or (B) there is a Case-Specific Resolution against Litigating Subdivisions in the State, collectively, “Incentive B Eligible Subdivisions.” The percentage of the State’s maximum share of Incentive Payment B that the State is eligible for in a Payment Year shall be determined according to the table below:

Percentage of Litigating Subdivision Population that is Incentive B Eligible Subdivision Population[5]	Incentive Payment B Eligibility Percentage
Up to 85%	0%
85%+	30%
86+	40%
91+	50%
95+	60%
99%+	95%
100%	100%

[5]

The “Percentage of Litigating Subdivision Population that is Incentive B Eligible Subdivision Population” shall be determined by the aggregate population of the Settling State’s Litigating Subdivisions that are Incentive B Eligible Subdivisions divided by the aggregate population of the Settling State’s Litigating Subdivisions. In calculating the Settling State’s population that resides in Litigating Subdivisions, (a) the population of the Settling State’s Litigating Subdivisions shall be the sum of the population of all Litigating Subdivisions in the Settling State, notwithstanding that persons may be included within the population of more than one Litigating Subdivision, and (b) the population that resides in Incentive B Eligible Subdivisions shall be the sum of the population of the Incentive B Eligible Subdivisions, notwithstanding that persons may be included within the population of more than one Incentive B Eligible Subdivision. An individual Litigating Subdivision shall not be included more than once in the numerator, and shall not be included more than once in the denominator, of the calculation regardless if it (or any of its officials) is named as multiple plaintiffs in the same lawsuit; provided, however, that for the avoidance of doubt, no Litigating Subdivision will be excluded from the numerator or denominator under this sentence unless a Litigating Subdivision otherwise counted in the denominator has the authority to release the Claims (consistent with Section XI) of the Litigating Subdivision to be excluded. For the avoidance of doubt, a Settling State in which the population that resides in Incentive B Eligible Subdivisions is less than eighty-five percent (85%) of the population of Litigating Subdivisions shall not be eligible for any portion of Incentive Payment B.

c. In determining the amount that Settling Distributors will pay in a Payment Year under Incentive Payment B and each Settling State’s share of Incentive Payment B for that Payment Year, the Settlement Fund Administrator shall: (i) identify all States that are eligible for Incentive Payment B because they are ineligible for Incentive Payment A; (ii) determine the Incentive Payment B eligibility percentage for each such Settling State; (iii) multiply the Incentive Payment B eligibility percentage for each such State by the Overall Allocation Percentage of that State; (iv) multiply the product from (iii) by the maximum amount that Settling Distributors could owe under Incentive Payment B for that Payment Year from Exhibit M. The amount calculated in (iv) shall be the amount allocated to a Settling State eligible for Incentive Payment B for that Payment Year, and the aggregate of such amounts for Settling States eligible for Incentive Payment B shall be the amount paid for that Payment Year by Settling Distributors with respect to Incentive Payment B, all such amounts subject to the suspension, offset, and reduction provisions in Section XII and Section XIII. If there are no Litigating Subdivisions in a Settling State, and that Settling State is otherwise eligible for Incentive Payment B, that Settling State will receive its full allocable share of Incentive Payment B.

d. A Settling State’s eligibility for Incentive Payment B for a Payment Year shall be determined as of sixty (60) calendar days prior to the Payment Date for that Payment Year; provided that the percentage of Incentive Payment B for which a Settling State is eligible as of the Incentive Payment Final Eligibility Date shall cap its eligibility for that Payment Year and all subsequent Payment Years.

3. Incentive Payment C. Incentive Payment C shall be available to Settling States that are not eligible for Incentive Payment A for a Payment Year, including to Settling States that are also eligible for Incentive Payment B. Incentive Payment C shall be equal to up to fifteen percent (15%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States. Incentive Payment C will be due to a Settling State as part of the Annual Payment in each of the eighteen (18) Payment Years that a Settling State is eligible for Incentive Payment C and equal a total potential maximum of $2,783,102,054 if all States are eligible for all eighteen (18) Payment Years. Each Settling State’s maximum share of Incentive Payment C in a given year shall equal the total maximum amount available for Incentive Payment C for that year as reflected in Exhibit M multiplied by the Settling State’s Overall Allocation Percentage. Eligibility for Incentive Payment C is as follows:

a. A Settling State is not eligible for Incentive Payment C for a Payment Year in which it is eligible for Incentive Payment A.

b. Subject to Section IV.F.3.a, the amount of Incentive Payment C for which a Settling State is eligible in a Payment Year shall be a percentage of the State’s maximum share of Incentive Payment C based on the extent to which (A) Non-Litigating Subdivisions that are Primary Subdivisions with a population over 30,000 and Litigating Subdivisions in the State are Participating

Subdivisions or (B) there is a Case-Specific Resolution against Non-Litigating Subdivisions that are Primary Subdivisions with a population over 30,000 and Litigating Subdivisions in the State, collectively, “Incentive C Eligible Subdivisions.” The percentage of the State’s maximum share of Incentive Payment C that the State is eligible for in a Payment Year shall be determined according to the table below:

Percentage of Relevant Subdivision Population that is Incentive C Eligible Population[6]	Incentive Payment C Eligibility Percentage
Up to 60%	0%
60%+	25%
70%+	35%
75%+	40%
80%+	45%
85%+	55%
90%+	60%
93%+	65%
94%+	75%
95+	90%
98+	95%
100%	100%

c. In determining the amount that Settling Distributors will pay in a Payment Year under Incentive Payment C and each Settling State’s share of Incentive Payment C for that Payment Year, the Settlement Fund Administrator shall: (i) identify all States that are eligible for Incentive Payment C because they are ineligible for Incentive Payment A; (ii) determine the Incentive Payment C eligibility percentage for each such Settling State; (iii) multiply the Incentive Payment C eligibility percentage for each such State by the Overall Allocation Percentage of that State; (iv) multiply the product from (iii) by the maximum amount that Settling Distributors could owe under Incentive Payment C for that

[6]

The “Percentage of Relevant Subdivision Population that is Incentive C Eligible Population” shall be determined by the aggregate population of the Settling State’s Incentive C Eligible Subdivisions divided by the aggregate population of the Settling State’s Non-Litigating Primary Subdivisions with a population over 30,000 and Litigating Subdivisions (“Incentive Payment C Subdivisions”). None of the population figures shall include Prior Litigating Subdivisions. In calculating the Settling State’s population that resides in Incentive Payment C Subdivisions, (a) the population shall be the sum of the population of all Incentive Payment C Subdivisions in the Settling State, notwithstanding that persons may be included within the population of more than one Incentive Payment C Subdivision, and (b) the population that resides in Incentive C Eligible Subdivisions shall be the sum of the population of the Incentive C Eligible Subdivisions, notwithstanding that persons may be included within the population of more than one Incentive C Eligible Subdivision. An individual Incentive Payment C Subdivision shall not be included more than once in the numerator, and shall not be included more than once in the denominator, of the calculation regardless if it (or any of its officials) is named as multiple plaintiffs in the same lawsuit. For the avoidance of doubt, a Settling State in which the population that resides in Incentive C Eligible Subdivisions is less than sixty percent (60%) of the population of Incentive Payment C Subdivisions shall not be eligible for any portion of Incentive Payment C.

Payment Year from Exhibit M. The amount calculated in (iv) shall be the amount allocated to a Settling State eligible for Incentive Payment C for that Payment Year and the aggregate of such amounts for Settling States eligible for Incentive Payment C shall be the amount paid for that Payment Year by Settling Distributors with respect to Incentive Payment C, all such amounts subject to the suspension, offset, and reduction provisions in Section XII and Section XIII. If there are no Litigating Subdivisions or Non-Litigating Subdivisions that are Primary Subdivisions with a population of more than 30,000 in a Settling State, and that Settling State is otherwise eligible for Incentive Payment C, that Settling State will receive its full allocable share of Incentive Payment C.

d. A Settling State’s eligibility for Incentive Payment C for a Payment Year shall be determined as of sixty (60) calendar days prior to the Payment Date for that Payment Year; provided that the percentage of Incentive Payment C for which a Settling State is eligible as of the Incentive Payment Final Eligibility Date shall cap its eligibility for that Payment Year and all subsequent Payment Years.

4. Incentive Payment D. Incentive Payment D shall be applied at Payment Year 6. Incentive Payment D shall be equal to five percent (5%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States. Incentive Payment D will be due to a Settling State as part of the Annual Payment for each of thirteen (13) Payment Years (from Payment Year 6 to Payment Year 18) that any Settling State is eligible for Incentive Payment D and equal a total potential maximum of $927,700,685 if all States are eligible for all thirteen (13) Payment Years. Each Settling State’s share of Incentive Payment D in a given year shall equal the total maximum amount available for Incentive Payment D for that year as reflected in Exhibit M times the Settling State’s Overall Allocation Percentage. Eligibility for Incentive Payment D is as follows:

a. A Settling State is eligible for Incentive Payment D if there has been no Later Litigating Subdivision in that State that has had a Claim against a Released Entity survive more than six (6) months after denial in whole or in part of a Threshold Motion.

b. A Settling State’s eligibility for Incentive Payment D shall be determined as of sixty (60) calendar days prior to the Payment Date. If a Later Litigating Subdivision’s lawsuit in that State survives more than six (6) months after denial in whole or in part of a Threshold Motion after that date, that State shall not be eligible for Incentive Payment D for the Payment Year in which that occurs and any subsequent Payment Year.

c. Notwithstanding Section IV.F.4, a Settling State can become re-eligible for Incentive Payment D if the lawsuit that survived a Threshold Motion is dismissed pursuant to a later motion on grounds included in the Threshold Motion, in which case the Settling State shall be eligible for Incentive Payment D less any litigation fees and costs incurred by Settling Distributor in the interim, except that if the dismissal motion occurs after the completion of opening statements in such action, the Settling State shall not be eligible for Incentive Payment D.

d. For the avoidance of doubt, a Settling State may be eligible for Incentive Payment D whether or not it is eligible for Incentive Payments A-C.

e. In determining the amount of Incentive Payment D that Settling Distributors will pay in a Payment Year and each Settling State’s share, if any, of Incentive Payment D for that Payment Year, the Settlement Fund Administrator shall: (i) identify all Settling States that are eligible for Incentive Payment D; (ii) multiply the Overall Allocation Percentage for each such eligible Settling State by the maximum amount that Settling Distributors could owe with respect to Incentive Payment D for that Payment Year listed on Exhibit M; and (iii) subtract any litigation fees and costs allowed to be deducted pursuant to Section IV.F.4.c. The amount calculated in (iii) shall be the amount allocated to a Settling State eligible for Incentive Payment D for that Payment Year and the aggregate of each such amount for Settling States eligible for Incentive Payment D shall be the amount of Incentive Payment D Settling Distributors are obligated to pay in that Payment Year, all such amounts subject to the suspension, reduction, and offset provisions in Section XII and Section XIII.

G. Reductions/Offsets. The base and incentive payments are subject to suspension, offset, and reduction as provided in Section XII and Section XIII.

H. State-Specific Agreements. Notwithstanding any other provision of this Agreement or any other agreement, in the event that: (1) the Settling Distributors enter into an agreement with any Settling State that resolves with finality such Settling State’s Claims consistent with Section XI of this Agreement and such agreement has an effective date prior to the Effective Date of this Agreement (such agreement, a “State-Specific Agreement”) and (2) pursuant to the terms of the State-Specific Agreement, any payments, or any portion thereof, made by the Settling Distributors thereunder are made in lieu of any payments (for the avoidance of doubt, including the Additional Restitution Amount), or any portion thereof, to be made under this Agreement and the Settling Distributors make such a payment pursuant to the State-Specific Agreement, then the Settling Distributors will reduce any payments allocable to such Settling State (whether made to the Settlement Fund Escrow or the Settlement Fund) made pursuant to this Agreement to the extent such amount was already paid pursuant to the terms of the State-Specific Agreement.

I. Allocation of Payments among Settling Distributors. Payments due from the Settling Distributors under this Section IV, Section IX, and Section X will be allocated among the Settling Distributors as follows: McKesson – 38.1%; Amerisource – 31.0%; Cardinal – 30.9%. A Settling Distributor’s sole responsibility for payments under this Agreement shall be to make its share of each payment. The obligations of the Settling Distributors in this Agreement are several and not joint. No Settling Distributor shall be responsible for any portion of another Settling Distributor’s share.

J. Pre-payment Option.

1. Any Settling Distributor shall have the right, subject to the limitations set forth in Section IV.J.3, to prepay any base payment or incentive payment in whole or in part, without premium or penalty (a “Settlement Prepayment”) by providing at least fourteen (14) calendar days prior written notice to the Settlement Fund Administrator and Enforcement Committee (a “Prepayment Notice”). Any Prepayment Notice shall specify: (a) the gross amount of the Settlement Prepayment (the “Gross Settlement Amount”), (b) the manner in which such Settlement Prepayment shall be applied to reduce such Settling Distributor’s future share of Annual Payments (i.e., to which future year(s) the allocable portion of an Annual Payment owed by such Settling Distributor the Settlement Prepayment should be applied) (such manner of application, a “Settlement Prepayment Reduction Schedule”), (c) the net present value of the Settlement Prepayment as of the Prepayment Date based on the Settlement Prepayment Reduction Schedule using a discount rate equal to the prime rate as published by the Wall Street Journal on the date of the Prepayment Notice plus 1.75% (such net present value amount, the “Net Settlement Prepayment Amount”), and (d) the date on which the prepayment will be made, which shall be no more than fifteen (15) calendar days after the date of the Prepayment Notice (the “Prepayment Date”).

2. On the Prepayment Date the Settling Distributor shall pay the Net Settlement Prepayment Amount to the Settlement Fund and such amount shall be used only as specified in Section V. Following such payment, all future portions of the Annual Payments allocated to the applicable Settling Distributor under Section IV.E and Section IV.F shall be reduced pursuant to the Settlement Prepayment Reduction Schedule, and the Exhibit M will be updated to give effect to such reduction, and going forward such updated schedule will be Exhibit M.

3. A Settling Distributor’s right to make prepayments shall be subject to the following limitations:

a. Prepayments may apply to base payments or to both base and incentive payments. If the prepayment applies to both base and incentive payments, the prepayments will apply proportionately across base and incentive payments.

b. A Settling Distributor shall make no more than three (3) prepayments over the eighteen (18) year payment term. A Settling Distributor shall not make more than one (1) prepayment in a five (5) year period and there shall not be prepayments made in the first two (2) Payment Years.

c. Prepayments shall only be applied to one (1) or more of the three (3) Payment Years following the prepayment.

d. The total amount of a prepayment of base payments after discounting calculations shall not be larger than the base payment for the Payment Year with the lowest Annual Payment amount affected by the prepayment. The total amount of a prepayment for both base payments and incentive payments shall not be larger than the base payment and anticipated incentive payment for the lowest Payment Year affected by the prepayment. The “anticipated incentive payment” for a future Payment Year shall reflect the incentives earned by each Settling State as of the time of the prepayment and any offsets or adjustments known at that time.

e. In a Payment Year against which there has been a prepayment, if the amount a Settling State is calculated to receive is greater than the amount prepaid prior to discounting calculations, the Settling Distributor shall pay the difference. If, in a Payment Year for which there has been a prepayment, the amount that a Settling State is calculated to receive is less than the amount calculated at the time of the prepayment, there shall be a credit for the difference to the Settling Distributor to be applied in the subsequent Payment Year(s), if any.

f. Prepayments shall be applied proportionately to all Settling States.

4. The Settling States may agree to a prepayment that does not apply these restrictions. Such a prepayment would need approval of Settling States representing at least ninety-five percent (95%) allocable share as measured by the allocations in Exhibit F; provided, however, that this provision does not limit or restrict any Settling State from negotiating its own prepayment with a Settling Distributor.

5. For illustrative purposes only, attached as Exhibit Q are examples showing a Settlement Prepayment, the related calculation of the Net Settlement Prepayment Amount, and the related adjustment to the Settlement Payment Schedule.

K. Significant Financial Constraint.

1. A Settling Distributor’s allocable share of the Annual Payment for a Payment Year may, at the election of such Settling Distributor, be deferred either (a) up to the amount by which that share plus such Settling Distributor’s share of amounts payable under Section IX and Section X would exceed twenty percent (20%) of such Settling Distributor’s total operating cash flow (as determined pursuant to United States generally accepted accounting principles) for its fiscal year that concluded most recently prior to the due date for that payment or (b) (i) up to twenty-five percent (25%) if, as of thirty (30) calendar days preceding that payment date, the company’s credit rating from one or more of the three nationally recognized rating agencies is below BBB or Baa2 or (ii) up to one hundred percent (100%) if, as of thirty (30) calendar days preceding that payment date, the company’s credit rating from one or more of the three nationally recognized rating agencies is below BBB- or Baa3. If the reason for exceeding twenty percent (20%) of a Settling Distributor’s total operating cash flow or the decrease in credit rating is substantially attributable to the incurrence of debt to fund post-settlement acquisitions or to the payment of dividends and/or share repurchases that together are of an amount that exceeds the total amount of those two items for the prior fiscal year, no deferral is available. A Settling Distributor shall not be allowed to defer payment for a Payment Year if that Settling Distributor engaged in any share repurchases in the three fiscal quarters prior to the Payment Date for that Payment Year.

2. If a Settling Distributor has reason to believe that it will not be able to pay some or all of its allocable share of the Annual Payment for a Payment Year, it shall provide at least ninety (90) calendar days’ prior written notice to the Settlement Fund Administrator and Enforcement Committee (a “Deferred Payment Notice”). Any Deferred Payment Notice shall specify and include: (a) the gross amount of the payments owed (including the estimated allocable portion of the Annual Payment, and amounts owed under Section IX and Section X, by the relevant Settling Distributor) , (b) the amount that the Settling Distributor believes it will be unable to pay, (c) the accounting and audited financial documents upon which the Settling Distributor relied for making this determination, and (d) any other relevant information for the Enforcement Committee to consider.

3. A Settling Distributor shall not utilize this provision during the first three (3) Payment Years. If a Settling Distributor defers some or all of the payments due in a Payment Year pursuant to this Section IV.K, it shall not repurchase any shares, or fund new acquisitions with an acquisition price greater than $250 million, during the deferral period until the deferred amount is fully repaid with interest. Any amounts deferred shall bear interest at an interest rate equal to the prime rate as published by the Wall Street Journal on the date of the Deferral Payment Notice plus 0.5%.

4. The Settling Distributor shall pay all deferred amounts, including applicable interest on the next Payment Date. If the amounts previously deferred (including interest) together with the Settling Distributor’s share of all payments due for a Payment Year would allow for a deferral under Section IV.K.1, the Settling Distributor shall pay as much of the previously deferred amounts (including interest) as it can pay without triggering the ability to defer payment and may defer the remainder as permitted under (and subject to the restrictions of) this Section IV.K.

5. Deferrals will apply proportionally across base payments and incentive payments. For the avoidance of doubt, this Section IV.K applies fully to Payment Years after the first three (3) Payment Years, including the base payments and all incentive payments due pursuant to this Agreement during the Payment Year at issue.

6. If a Settling Distributor could pay a portion of its allocable share of the Annual Payments due pursuant to this Agreement during a Payment Year without triggering this Section IV.K, the Settling Distributor shall be required to pay that portion as scheduled and only the excess would be subject to deferral at the election of the Settling Distributor (in whole or in part) as provided herein.

7. The Settling Distributor shall pay any deferred amounts, including applicable interest on or before the date on which the payment is due for Payment Year 18.

V.	Allocation and Use of Settlement Payments.

A. Components of Settlement Fund. The Settlement Fund shall be comprised of an Abatement Accounts Fund, a State Fund, and a Subdivision Fund for each Settling State. The payments made under Section IV into the Settlement Fund shall be initially allocated among those three (3) sub-funds and distributed and used as provided below. Payments placed into the Settlement Fund do not revert back to the Settling Distributors.

B. Use of Settlement Payments.

1. It is the intent of the Parties that the payments disbursed from the Settlement Fund to Settling States and Participating Subdivisions be for Opioid Remediation, subject to exceptions that must be documented in accordance with Section V.B.2. In no event may less than eighty-five percent (85%) of the Settling Distributors’ maximum amount of payments pursuant to Section IV, Section IX, and Section X as set forth on Exhibit M over the entirety of all Payments Years (but not any single Payment Year) be spent on Opioid Remediation.

2. While disfavored by the Parties, a Settling State or a Participating Subdivision set forth on Exhibit G may use monies from the Settlement Fund (that have not been restricted by this Agreement solely to future Opioid Remediation) for purposes that do not qualify as Opioid Remediation. If, at any time, a Settling State or a Participating Subdivision set forth on Exhibit G uses any monies from the Settlement Fund for a purpose that does not qualify as Opioid Remediation, such Settling State or Participating Subdivision set forth on Exhibit G shall identify such amounts and report to the Settlement Fund Administrator and the Settling Distributors how such funds were used, including if used to pay attorneys’ fees, investigation costs, litigation costs, or costs related to the operation and enforcement of this Agreement, respectively. It is the intent of the Parties that the reporting under this Section V.B.2 shall be available to the public. For the avoidance of doubt, (a) any amounts not identified under this Section V.B.2 as used to pay attorneys’ fees, investigation costs, or litigation costs shall be included in the “Compensatory Restitution Amount” for purposes of Section VI.F and (b) Participating Subdivisions not listed on Exhibit G may only use monies from the Settlement Fund for purposes that qualify as Opioid Remediation.

C. Allocation of Settlement Fund.

The allocation of the Settlement Fund allows for different approaches to be taken in different states, such as through a State-Subdivision Agreement. Given the uniqueness of States and their Subdivisions, Settling States and their Subdivisions are encouraged to enter into State-Subdivision Agreements in order to direct the allocation of their portion of the Settlement Fund. As set out below, the Settlement Fund Administrator will make an initial allocation to three (3) state-level sub-funds. The Settlement Fund Administrator will then, for each Settling State and its Participating Subdivisions, apply the terms of this Agreement and any relevant State-Subdivision Agreement, Statutory Trust, Allocation Statute, or voluntary redistribution of funds as set out below before disbursing the funds.

1. Base Payments. The Settlement Fund Administrator will allocate base payments under Section IV.D among the Settling States in proportion to their respective Overall Allocation Percentages. Base payments for each Settling State will then be allocated fifteen percent (15%) to its State Fund, seventy percent (70%) to its Abatement Accounts Fund, and fifteen percent (15%) to its Subdivision Fund. Amounts may be reallocated and will be distributed as provided in Section V.D.

2. Incentive Payments. The Settlement Fund Administrator will treat incentive payments under Section IV.F on a State-specific basis. Incentive payments for which a Settling State is eligible under Section IV.F will be allocated fifteen percent (15%) to its State Fund, seventy percent (70%) to its Abatement Accounts Fund, and fifteen percent (15%) to its Subdivision Fund. Amounts may be reallocated and will be distributed as provided in Section V.D.

3. Application of Adjustments. If a suspension, offset, or reduction under Section XII or Section XIII applies with respect to a Settling State, the suspension, offset, or reduction shall be applied proportionally to all amounts that would otherwise be apportioned and distributed to the State Fund, the Abatement Accounts Fund, and the Subdivision Fund for that State.

4. Settlement Fund Administrator. Prior to the Initial Participation Date, the Settling Distributors and the Enforcement Committee will agree to a detailed mechanism consistent with the foregoing for the Settlement Fund Administrator to follow in allocating, apportioning, and distributing payments, which shall then be appended hereto as Exhibit L.

5. Settlement Fund Administrator Costs. Any costs and fees associated with or arising out of the duties of the Settlement Fund Administrator as described in Exhibit L shall be paid from the interest accrued in the Settlement Fund Escrow and the Settlement Fund; provided, however, that if such accrued interest is insufficient to pay the entirety of any such costs and fees, Settling Distributors shall pay fifty percent (50%) of the additional amount and fifty percent (50%) shall be paid out of the Settlement Fund.

D. Settlement Fund Reallocation and Distribution.

As set forth below, within a particular Settling State’s account, amounts contained in the Settlement Fund sub-funds may be reallocated and distributed per a State-Subdivision Agreement or other means. If the apportionment of amounts is not addressed and controlled under Section V.D.1 and Section V.D.2, then the default provisions of Section V.D.4 apply. It is not necessary that a State-Subdivision Agreement or other means of allocating funds pursuant to Section V.D.1 and Section V.D.2 address all of the Settlement Fund sub-funds. For example, a Statutory Trust might only address disbursements from a Settling State’s Abatement Accounts Fund.

1. Distribution by State-Subdivision Agreement. If a Settling State has a State-Subdivision Agreement, amounts apportioned to that State’s State Fund, Abatement Accounts Fund, and Subdivision Fund under Section V.C shall be reallocated and distributed as provided by that agreement. Any State-Subdivision Agreement entered into after the Preliminary Agreement Date shall be applied only if it requires: (a) that all amounts be used for Opioid Remediation, except as allowed by Section V.B.2, and (b) that at least seventy percent (70%) of amounts be used solely for future Opioid Remediation.7 For a State-Subdivision Agreement to be applied to the relevant portion of an Annual Payment, notice must be provided to the Settling Distributors and the Settlement Fund Administrator at least sixty (60) calendar days prior to the Payment Date.

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Future Opioid Remediation includes amounts paid to satisfy any future demand by another governmental entity to make a required reimbursement in connection with the past care and treatment of a person related to the Alleged Harms.

2. Distribution by Allocation Statute. If a Settling State has an Allocation Statute and/or a Statutory Trust that addresses allocation or distribution of amounts apportioned to such State’s State Fund, Abatement Accounts Fund, and/or Subdivision Fund and that, to the extent any or all such sub-funds are addressed, requires (1) all amounts to be used for Opioid Remediation, except as allowed by Section V.B.2, and (2) at least seventy percent (70%) of all amounts to be used solely for future Opioid Remediation,8 then, to the extent allocation or distribution is addressed, the amounts apportioned to that State’s State Fund, Abatement Accounts Fund, and Subdivision Fund under Section V.C shall be allocated and distributed as addressed and provided by the applicable Allocation Statute or Statutory Trust. For the avoidance of doubt, an Allocation Statute or Statutory Trust need not address all three (3) sub-funds that comprise the Settlement Fund, and if the applicable Allocation Statute or Statutory Trust does not address distribution of all or some of these three (3) sub-funds, the applicable Allocation Statute or Statutory Trust does not replace the default provisions described in Section V.D.4 of any such unaddressed fund. For example, if an Allocation Statute or Statutory Trust that meets the requirements of this Section V.D.2 only addresses funds restricted to abatement, then the default provisions in this Agreement concerning allocation among the three (3) sub-funds comprising the Settlement Fund and the distribution of the State Fund and Subdivision Fund for that State would still apply, while the distribution of the applicable State’s Abatement Accounts Fund would be governed by the qualifying Allocation Statute or Statutory Trust.

3. Voluntary Redistribution. A Settling State may choose to reallocate all or a portion of its State Fund to its Abatement Accounts Fund. A Participating Subdivision included on Exhibit G may choose to reallocate all or a portion of its allocation from the Subdivision Fund to the State’s Abatement Accounts Fund or to another Participating Subdivision. For a voluntary redistribution to be applied to the relevant portion of an Annual Payment, notice must be provided to the Settling Distributors and the Settlement Fund Administrator at least sixty (60) calendar days prior to the Payment Date.

4. Distribution in the Absence of a State-Subdivision Agreement, Allocation Statute, or Statutory Trust. If Section V.D.1 and Section V.D.2 do not apply, amounts apportioned to that State’s State Fund, Abatement Accounts Fund, and Subdivision Fund under Section V.C shall be distributed as follows:

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Future Opioid Remediation includes amounts paid to satisfy any future demand by another governmental entity to make a required reimbursement in connection with the past care and treatment of a person related to the Alleged Harms.

a. Amounts apportioned to that State’s State Fund shall be distributed to that State.

b. Amounts apportioned to that State’s Abatement Accounts Fund shall be distributed consistent with Section V.E. Each Settling State shall submit to the Settlement Fund Administrator a designation of a lead state agency or other entity to serve as the single point of contact for that Settling State’s funding requests from the Abatement Accounts Fund and other communications with the Settlement Fund Administrator. The designation of an individual entity is for administrative purposes only and such designation shall not limit funding to such entity or even require that such entity receive funds from this Agreement. The designated entity shall be the only entity authorized to request funds from the Settlement Fund Administrator to be disbursed from that Settling State’s Abatement Accounts Fund. If a Settling State has established a Statutory Trust then that Settling State’s single point of contact may direct the Settlement Fund Administrator to release the State’s Abatement Accounts Fund to the Statutory Trust.

c. Amounts apportioned to that State’s Subdivision Fund shall be distributed to Participating Subdivisions in that State included on Exhibit G per the Subdivision Allocation Percentage listed in Exhibit G. Section VII.I shall govern amounts that would otherwise be distributed to Non-Participating Subdivisions listed in Exhibit G. For the avoidance of doubt and notwithstanding any other provision in this Agreement, no Non-Participating Subdivision will receive any amount from the Settlement Fund, regardless of whether such Subdivision is included on Exhibit G.

d. Special Districts shall not be allocated funds from the Subdivision Fund, except through a voluntary redistribution allowed by Section V.D.3. A Settling State may allocate funds from its State Fund or Abatement Accounts Fund for Special Districts.

5. Restrictions on Distribution. No amounts may be distributed from the Subdivision Fund contrary to Section VII, i.e., no amounts may be distributed directly to Non-Participating Subdivisions or to Later Participating Subdivisions to the extent such a distribution would violate Section VII.E through Section VII.H. Amounts allocated to the Subdivision Fund that cannot be distributed by virtue of the preceding sentence shall be distributed into the sub-account in the Abatement Accounts Fund for the Settling State in which the Subdivision is located, unless those payments are redirected elsewhere by a State-Subdivision Agreement described in Section V.D.1 or by an Allocation Statute or a Statutory Trust described in Section V.D.2.

E. Provisions Regarding the Abatement Accounts Fund.

1. State-Subdivision Agreement, Allocation Statute, and Statutory Trust Fund Provisions. A State-Subdivision Agreement, Allocation Statute, or Statutory Trust may govern the operation and use of amounts in that State’s Abatement Accounts Fund so long as it complies with the requirements of Section V.D.1 or Section V.D.2, as applicable, and all direct payments to Subdivisions comply with Section VII.E through Section VII.H.

2. Absence of a State-Subdivision Agreement, Allocation Statute, or Statutory Trust. In the absence of a State-Subdivision Agreement, Allocation Statute, or Statutory Trust that addresses distribution, the Abatement Accounts Fund will be used solely for future Opioid Remediation9 and the following shall apply with respect to a Settling State:

a. Regional Remediation.

(i) At least fifty percent (50%) of distributions for remediation from a State’s Abatement Accounts Fund shall be annually allocated and tracked to the regional level. A Settling State may allow the Advisory Committee established pursuant to Section V.E.2.d to define its regions and assign regional allocations percentages. Otherwise, a Settling State shall (A) define its initial regions, which shall consist of one (1) or more General Purpose Subdivisions and which shall be designated by the state agency with primary responsibility for substance abuse disorder services employing, to the maximum extent practical, existing regions established in that State for opioid abuse treatment or other public health purposes; (B) assign initial regional allocation percentages to the regions based on the Subdivision Allocation Percentages in Exhibit G and an assumption that all Subdivisions included on Exhibit G will become Participating Subdivisions.

(ii) This minimum regional expenditure percentage is calculated on the Settling State’s initial Abatement Accounts Fund allocation and does not include any additional amounts a Settling State has directed to its Abatement Accounts Fund from its State Fund, or any other amounts directed to the fund. A Settling State may dedicate more than fifty percent (50%) of its Abatement Accounts Fund to the regional expenditure and may annually adjust the percentage of its Abatement Accounts Fund dedicated to regional expenditures as long as the percentage remains above the minimum amount.

(iii) The Settling State (A) has the authority to adjust the definition of the regions, and (B) may annually revise the percentages allocated to each region to reflect the number of General Purpose Subdivisions in each region that are Non-Participating Subdivisions.

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Future Opioid Remediation includes amounts paid to satisfy any future demand by another governmental entity to make a required reimbursement in connection with the past care and treatment of a person related to the Alleged Harms.

b. Subdivision Block Grants. Certain Subdivisions shall be eligible to receive regional allocation funds in the form of a block grant for future Opioid Remediation. A Participating Subdivision eligible for block grants is a county or parish (or in the case of States that do not have counties or parishes that function as political subdivisions, a city) that (1) does not contain a Litigating Subdivision or a Later Litigating Subdivision for which it has the authority to end the litigation through a release, bar or other action, (2) either (i) has a population of 400,000 or more or (ii) in the case of California has a population of 750,000 or more, and (3) has funded or otherwise managed an established health care or treatment infrastructure (e.g., health department or similar agency). Each Subdivision eligible to receive block grants shall be assigned its own region.

c. Small States. Notwithstanding the provisions of Section V.E.2.a, Settling States with populations under four (4) million that do not have existing regions described in Section V.E.2.a shall not be required to establish regions. However, such a Settling State that contains one (1) or more Subdivisions eligible for block grants under Section V.E.2.c shall be divided regionally so that each block-grant eligible Subdivision is a region and the remainder of the state is a region.

d. Advisory Committee. The Settling State shall designate an Opioid Settlement Remediation Advisory Committee (the “Advisory Committee”) to provide input and recommendations regarding remediation spending from that Settling State’s Abatement Accounts Fund. A Settling State may elect to use an existing advisory committee or similar entity (created outside of a State-Subdivision Agreement or Allocation Statute); provided, however, the Advisory Committee or similar entity shall meet the following requirements:

(i) Written guidelines that establish the formation and composition of the Advisory Committee, terms of service for members, contingency for removal or resignation of members, a schedule of meetings, and any other administrative details;

(ii) Composition that includes at least an equal number of local representatives as state representatives;

(iii) A process for receiving input from Subdivisions and other communities regarding how the opioid crisis is affecting their communities, their abatement needs, and proposals for abatement strategies and responses; and

(iv) A process by which Advisory Committee recommendations for expenditures for Opioid Remediation will be made to and considered by the appropriate state agencies.

3. Abatement Accounts Fund Reporting. The Settlement Fund Administrator shall track and assist in the report of remediation disbursements as agreed to among the Settling Distributors and the Enforcement Committee.

F. Nature of Payment. Each of the Settling Distributors, the Settling States, and the Participating Subdivisions acknowledges and agrees that notwithstanding anything to the contrary in this Agreement, including, but not limited to, the scope of the Released Claims:

1. It has entered into this Agreement to avoid the delay, expense, inconvenience, and uncertainty of further litigation;

2. (a) The Settling States and Participating Subdivisions sought compensatory restitution (within the meaning of 26 U.S.C. § 162(f)(2)(A)) as damages for the Alleged Harms allegedly suffered by the Settling States and Participating Subdivisions; (b) the Compensatory Restitution Amount is no greater than the amount, in the aggregate, of the Alleged Harms allegedly suffered by the Settling States and Participating Subdivisions; and (c) the portion of the Compensatory Restitution Amount received by each Settling State or Participating Subdivision is no greater than the amount of the Alleged Harms allegedly suffered by such Settling State or Participating Subdivision;

3. The payment of the Compensatory Restitution Amount by the Settling Distributors constitutes, and is paid for, compensatory restitution (within the meaning of 26 U.S.C. § 162(f)(2)(A)) for alleged damage or harm (as compensation for alleged damage or harm arising out of alleged bodily injury) allegedly caused by the Settling Distributors;

4. The Compensatory Restitution Amount is being paid as compensatory restitution (within the meaning of 26 U.S.C. § 162(f)(2)(A)) in order to restore, in whole or in part, the Settling States and Participating Subdivisions to the same position or condition that they would be in had the Settling States and Participating Subdivisions not suffered the Alleged Harms; and

5. For the avoidance of doubt: (a) no portion of the Compensatory Restitution Amount represents reimbursement to any Settling State or Participating Subdivision or other person or entity for the costs of any investigation or litigation, (b) the entire Compensatory Restitution Amount is properly characterized as described in Section V.F, and (c) no portion of the Compensatory Restitution Amount constitutes disgorgement or is properly characterized as the payment of statutory or other fines, penalties, punitive damages, or other punitive assessments.

VI.	Enforcement

A. Enforceability. This Agreement is enforceable only by the Settling States and the Settling Distributors; provided, however, that Released Entities may enforce Section XI and Participating Subdivisions listed on Exhibit G have the enforcement rights described in Section VI.D. Except to the extent allowed by the Injunctive Relief Terms, Settling States and Participating Subdivisions shall not have enforcement rights with respect to either the terms of this Agreement that apply only to or in other States or any Consent Judgment entered into by another Settling State. Participating Subdivisions shall not have enforcement rights against the Settling Distributors with respect to this Agreement or any Consent Judgment except that Participating Subdivisions listed on Exhibit G shall have enforcement rights as set forth herein as to payments that would be allocated to the Subdivision Fund or Abatement Accounts Fund pursuant to Section V; provided, however, that each Settling State shall allow Participating Subdivisions in such Settling State to notify it of any perceived violations of this Agreement or the applicable Consent Judgment.

B. Jurisdiction. The Settling Distributors consent to the jurisdiction of the court in which each Settling State files its Consent Judgment, limited to resolution of disputes identified in Section VI.F.1 for resolution in that court.

C. Specific Terms Dispute Resolution.

1. Any dispute that is addressed by the provisions set forth in the Injunctive Relief Terms shall be resolved as provided therein.

2. In the event that Settling Distributors believe that the eight-five percent (85%) threshold established in Section V.B.1 is not being satisfied, any Party may request that the Settling Distributors and Enforcement Committee meet and confer regarding the use of funds to implement Section V.B.1. The completion of such meet-and-confer process is a precondition to further action regarding any such dispute. Further action concerning Section V.B.1 shall: (i) be limited to the Settling Distributors seeking to reduce their Annual Payments by no more than five percent (5%) of the difference between the actual amount of Opioid Remediation and the eighty-five percent (85%) threshold established in Section V.B.1; (ii) only reduce Annual Payments to those Settling States and their Participating Subdivisions that are below the eighty-five percent (85%) threshold established in Section V.B.1; and (iii) not reduce Annual Payments restricted to future Opioid Remediation.

D. State-Subdivision Enforcement.

1. A Subdivision shall not have enforcement rights against a Settling State in which it is located with respect to this Agreement or any Consent Judgment except that a Participating Subdivision listed on Exhibit G shall have enforcement rights (a) as provided for in a State-Subdivision Agreement, Allocation Statute, or Statutory Trust with respect to intrastate allocation or (b) in the absence of a State-Subdivision Agreement, Allocation Statute, or Statutory Trust, to allegations that (i) the Settling State’s use of Abatement Accounts Fund monies were not used for uses similar to or in the nature of those uses contained in Exhibit E; or (ii) a Settling State failed to pay funds directly from the Abatement Accounts Fund to a Participating Subdivision eligible to receive a block grant pursuant to Section V.E.2.b.

2. A Settling State shall have enforcement rights against a Participating Subdivision located in its territory (a) as provided for in a State-Subdivision Agreement, Allocation Statute, or Statutory Trust; or (b) in the absence of a State-Subdivision Agreement, Allocation Statute, or Statutory Trust, to allegations that the Participating Subdivisions’ uses of Abatement Accounts Fund monies were not used for purposes similar to or in the nature of those uses contained in Exhibit E.

3. As between Settling States and Participating Subdivisions, the above rights are contractual in nature and nothing herein is intended to limit, restrict, change or alter any other existing rights under law.

E. Subdivision Distributor Payment Enforcement. A Participating Subdivision listed on Exhibit G shall have the same right as a Settling State pursuant to Section VI.F.2.a(v) to seek resolution regarding the failure by a Settling Distributor to make its allocable share of an Annual Payment in a Payment Year.

F. Other Terms Regarding Dispute Resolution.

1. Except to the extent provided by Section VI.C or Section VI.F.2, all disputes shall be resolved in either the court that entered the relevant Consent Judgment or, if no such Consent Judgment was entered, a state or territorial court with jurisdiction located wherever the seat of the relevant state government is located.

a. State court proceedings shall be governed by the rules and procedures of the relevant forum.

b. For the avoidance of doubt, disputes to be resolved in state court include, but are not limited to, the following:

(i) disputes concerning whether expenditures qualify as Opioid Remediation;

(ii) disputes between a Settling State and its Participating Subdivisions as provided by Section VI.D, except to the extent the State-Subdivision Agreement provides for other dispute resolution mechanisms. For the avoidance of doubt, disputes between a Settling State and any Participating Subdivision shall not be considered National Disputes;

(iii) whether this Agreement and relevant Consent Judgment are binding under state law;

(iv) the extent of the Attorney General’s or other participating entity’s authority under state law, including the extent of the authority to release claims;

(v) whether the definition of a Bar, a Case-Specific Resolution, Final Order, lead state agency as described in Section V.D.4.b, Later Litigating Subdivision, Litigating Subdivision, or Threshold Motion have been met; and

(vi) all other disputes not specifically identified in Section VI.C or Section VI.F.2.

c. Any Party may request that the National Arbitration Panel provide an interpretation of any provision of the settlement that is relevant to the state court determination, and the National Arbitration Panel shall make reasonable best efforts to supply such interpretation within the earlier of thirty (30) calendar days or the time period required by the state court proceedings. Any Party may submit that interpretation to the state court to the extent permitted by, and for such weight provided by, the state court’s rules and procedures. If requested by a Party, the National Arbitration Panel shall request that its interpretation be accepted in the form of an amicus curiae brief, and any attorneys’ fees and costs for preparing any such filing shall be paid for by the requesting Party.

2. National Disputes involving a Settling State, a Participating Subdivision that has enforcement rights pursuant to Section VI.A, and/or a Settling Distributor shall be resolved by the National Arbitration Panel.

a. National Disputes are disputes that are not addressed by Section VI.C, and which are exceptions to Section VI.F.1’s presumption of resolution in state courts because they involve issues of interpretation of terms contained in this Agreement applicable to all Settling States without reference to a particular State’s law. Disputes between a Settling State and any Participating Subdivision shall not be considered National Disputes. National Disputes are limited to the following:

(i) the amount of offset and/or credit attributable to Non-Settling States or the Tribal/W. Va. Subdivision Credit;

(ii) issues involving the scope and definition of Product;

(iii) interpretation and application of the terms “Covered Conduct,” “Released Entities,” and “Released Claims”;

(iv) the allocation of payments among Settling Distributors as described in Section IV.I;

(v) the failure by a Settling Distributor to pay its allocable share of the Annual Payment or of the Additional Restitution Amount in a Payment Year, but for the avoidance of doubt, disputes between a Settling Distributor and a Settling State over the amounts owed only to that state that do not affect any other Settling State shall not be considered National Disputes;

(vii) the interpretation and application of the significant financial constraint provision in Section IV.K, including, without limitation, eligibility for and amount of deferrals for any given year, time for repayment, and compliance with restrictions during deferral term;

(viii) the interpretation and application of the prepayment provisions as described in Section IV.J;

(ix) the interpretation and application of any most-favored-nation provision in Section XIV.E;

(x) questions regarding the performance and/or removal of the Settlement Fund Administrator;

(xi) replacement of the Monitor, as provided in the Injunctive Relief Terms;

(xii) disputes involving liability of successor entities;

(xiii) disputes that require a determination of the sufficiency of participation in order to qualify for Incentive Payments A, B, or C, as well as disputes over qualification for Participation Tiers;

(xiv) disputes involving a Releasor’s compliance with, and the appropriate remedy under, Section XI.B.I.A.3;

(xv) disputes requiring the interpretation of Agreement terms that are national in scope or impact, which shall mean disputes requiring the interpretation of Agreement terms that (i) concretely affect four (4) or more Settling States; and (ii) do not turn on unique definitions and interpretations under state law; and

(xvi) any dispute subject to resolution under Section VI.F.1 but for which all parties to the dispute agree to arbitration before the National Arbitration Panel under the provisions of this Section VI.F.2.

b. The National Arbitration Panel shall be comprised of three (3) arbitrators. One (1) arbitrator shall be chosen by the Settling Distributors, one (1) arbitrator shall be chosen by the Enforcement Committee with due input from Participating Subdivisions listed on Exhibit G, and the third arbitrator shall be agreed upon by the first two (2) arbitrators. The membership of the National Arbitration Panel is intended to remain constant throughout the term of this Agreement, but in the event that replacements are required, the retiring arbitrator shall be replaced by the party that selected him/her.

c. The National Arbitration Panel shall make reasonable best efforts to decide all matters within one hundred eighty (180) calendar days of filing, and in no event shall it take longer than one (1) year.

d. The National Arbitration Panel shall conduct all proceedings in a reasonably streamlined process consistent with an opportunity for the parties to be heard. Issues shall be resolved without the need for live witnesses where feasible, and with a presumption in favor of remote participation to minimize the burdens on the parties.

e. To the extent allowed under state law, a Settling State, a Participating Subdivision that has enforcement rights pursuant to Section VI.A, and (at any party’s request) the National Arbitration Panel may certify to an appropriate state court any question of state law. The National Arbitration Panel shall be bound by a final state court determination of such a certified question. The time period for the arbitration shall be tolled during the course of the certification process.

f. The arbitrators will give due deference to any authoritative interpretation of state law, including any declaratory judgment or similar relief obtained by a Settling State, a Participating Subdivision that has enforcement rights pursuant to Section VI.A, or Settling Distributor on a state law issue.

g. The decisions of the National Arbitration Panel shall be binding on Settling States, Participating Subdivisions, Settling Distributors, and the Settlement Fund Administrator. In any proceeding before the National Arbitration Panel involving a dispute between a Settling State and one or more Settling Distributors whose resolution could prejudice the rights of a Participating Subdivision(s) in that Settling State, such Participating Subdivision(s) shall be allowed to file a statement of view in the proceeding.

h. Nothing herein shall be construed so as to limit or otherwise restrict a State from seeking injunctive or other equitable relief in state court to protect the health, safety, or welfare of its citizens.

i. Each party shall bear its own costs in any arbitration or court proceeding arising under this Section VI. The costs for the arbitrators on the National Arbitration Panel shall be divided and paid equally by the disputing sides for each individual dispute, e.g., a dispute between a Settling Distributor and Settling States/Participating Subdivisions shall be split fifty percent (50%) by the Settling Distributor and fifty percent (50%) by the Settling States/Participating Subdivisions that are parties to the dispute; a dispute between a Settling State and a Participating Subdivision shall be split fifty percent (50%) by the Settling State that is party to the dispute and fifty percent (50%) by any Participating Subdivisions that are parties to the dispute.

3. Prior to initiating an action to enforce pursuant to this Section VI.F, the complaining party must:

a. Provide written notice to the Enforcement Committee of its complaint, including the provision of the Consent Judgment and/or Agreement that the practice appears to violate, as well as the basis for its interpretation of the disputed provision. The Enforcement Committee shall establish a reasonable process and timeline for obtaining additional information from the involved parties; provided, however, that the date the Enforcement Committee establishes for obtaining additional information from the parties shall not be more than forty-five (45) calendar days following the notice. The Enforcement Committee may advise the involved parties of its views on the complaint and/or seek to resolve the complaint informally.

b. Wait to commence any enforcement action until thirty (30) calendar days after the date that the Enforcement Committee establishes for obtaining additional information from the involved parties.

4. If the parties to a dispute cannot agree on the proper forum for resolution of the dispute under the provisions of Section VI.F.1 or Section VI.F.2, a committee comprising the Enforcement Committee and sufficient representatives of the Settling Distributors such that the members of the Enforcement Committee have a majority of one (1) member will determine the forum where the dispute will be initiated within twenty-eight (28) calendar days of receiving notification of the dispute relating to the proper forum. The forum identified by such committee shall be the sole forum for litigating the issue of which forum will hear the substantive dispute, and the committee’s identification of such forum in the first instance shall not be entitled to deference by the forum selected.

G. No Effect. Nothing in this Agreement shall be interpreted to limit the Settling State’s Civil Investigative Demand (“CID”) or investigative subpoena authority, to the extent such authority exists under applicable state law and the CID or investigative subpoena is issued pursuant to such authority, and Settling Distributors reserve all of their rights in connection with a CID or investigative subpoena issued pursuant to such authority.

VII.	Participation by Subdivisions

A. Notice. No later than fifteen (15) calendar days after the Preliminary Agreement Date, the Settling States, with the cooperation of the Settling Distributors, shall send individual written notice of the opportunity to participate in this Agreement and the requirements of participation to all Subdivisions in the Settling States that are (1) Litigating Subdivisions or (2) Non-Litigating Subdivisions listed on Exhibit G. The costs of the written notice to such Subdivisions shall be paid for by the Settling Distributors. The Settling States, with the cooperation of the Settling Distributors, may also provide general notice reasonably calculated to alert Non-Litigating Subdivisions in the Settling States to this Agreement, the opportunity to participate in it, and the requirements for participation. Such notice may include publication and other standard forms of notification, as well as notice to national state and county organizations such as the National Association of Counties and the National League of Cities. The notice will include that the deadline for becoming an Initial Participating Subdivision is the Initial Participation Date. Nothing contained herein shall preclude a Settling State from providing further notice to or otherwise contacting any of its Subdivisions about becoming a Participating Subdivision, including beginning any of the activities described in this paragraph prior to the Preliminary Agreement Date.

B. Requirements for Becoming a Participating Subdivision-Non-Litigating Subdivisions. A Non-Litigating Subdivision in a Settling State may become a Participating Subdivision by returning an executed Subdivision Settlement Participation Form to the Settlement Fund Administrator specifying (1) that the Subdivision agrees to the terms of this Agreement pertaining to Subdivisions, (2) that the Subdivision releases all Released Claims against all Released Entities, (3) that the Subdivision agrees to use monies it receives, if any, from the Settlement Fund pursuant to the applicable requirements of Section V; provided, however, that Non-Litigating Subdivisions may only use monies originating from the Settlement

Fund for purposes that qualify as Opioid Remediation, and (4) that the Subdivision submits to the jurisdiction of the court where the applicable Consent Judgment is filed for purposes limited to that court’s role under this Agreement. The required Subdivision Settlement Participation Form is attached as Exhibit K.

C. Requirements for Becoming a Participating Subdivision-Litigating Subdivisions/Later Litigating Subdivisions. A Litigating Subdivision or Later Litigating Subdivision in a Settling State may become a Participating Subdivision by returning an executed Subdivision Settlement Participation Form to the Settlement Fund Administrator and upon prompt dismissal with prejudice of its lawsuit. A Settling State may require each Litigating Subdivision in that State to specify on the Subdivision Settlement Participation Form whether its counsel has waived any contingency fee contract with that Participating Subdivision and whether, if eligible, it intends to seek fees pursuant to Exhibit R. The Settlement Fund Administrator shall provide quarterly reports of this information to the parties organized by Settling State. A Litigating Subdivision or Later Litigating Subdivision may not become a Participating Subdivision after the completion of opening statements in a trial of the lawsuit it brought that includes a Released Claim against a Released Entity.

D. Initial Participating Subdivisions. A Subdivision qualifies as an Initial Participating Subdivision if it meets the applicable requirements for becoming a Participating Subdivision set forth in Section VII.B or Section VII.C by the Initial Participation Date. All Subdivision Settlement Participation Forms shall be held in escrow by the Settlement Fund Administrator until the Reference Date.

E. Later Participating Subdivisions. A Subdivision that is not an Initial Participating Subdivision may become a Later Participating Subdivision by meeting the applicable requirements for becoming a Participating Subdivision set forth in Section VII.B or Section VII.C after the Initial Participation Date and by agreeing to be subject to the terms of a State-Subdivision Agreement (if any) or any other structure adopted or applicable pursuant to Section V.D or Section V.E. The following provisions govern what a Later Participating Subdivision can receive (but do not apply to Initial Participating Subdivisions):

1. Except as provided in Section IV.C, a Later Participating Subdivision shall not receive any share of any Annual Payment due before it became a Participating Subdivision.

2. A Later Participating Subdivision that becomes a Participating Subdivision after July 15, 2022 shall receive seventy-five percent (75%) of the share of future base or incentive payments that it would have received had it become a Later Participating Subdivision prior to that date (unless the Later Participating Subdivision is subject to Section VII.E.3 or Section VII.E.4).

3. A Later Participating Subdivision that, after the Initial Participation Date, maintains a lawsuit for a Released Claim(s) against a Released Entity and has judgment entered against it on every such Claim before it became a Participating Subdivision (other than a consensual dismissal with prejudice) shall receive fifty percent (50%) of the share of future base or incentive payments that it would have received had it become a Later Participating

Subdivision prior to such judgment; provided, however, that if the Subdivision appeals the judgment and the judgment is affirmed with finality before the Subdivision becomes a Participating Subdivision, the Subdivision shall not receive any share of any base payment or incentive payments.

4. A Later Participating Subdivision that becomes a Participating Subdivision while a Bar or Case-Specific Resolution involving a different Subdivision exists in its State shall receive twenty-five percent (25%) of the share of future base or incentive payments that it would have received had it become a Later Participating Subdivision without such Bar or Case-Specific Resolution.

F. No Increase in Payments. Amounts to be received by Later Participating Subdivisions shall not increase the payments due from the Settling Distributors.

G. Ineligible Subdivisions. Subdivisions in Non-Settling States and Prior Litigating Subdivisions are not eligible to be Participating Subdivisions.

H. Non-Participating Subdivisions. Non-Participating Subdivisions shall not directly receive any portion of any Annual Payment, including from the State Fund and direct distributions from the Abatement Accounts Fund; however, a Settling State may choose to fund future Opioid Remediation that indirectly benefits Non-Participating Subdivisions.

I. Unpaid Allocations to Later Participating Subdivisions and Non-Participating Subdivisions. Any base payment and incentive payments allocated pursuant to Section V.D to a Later Participating Subdivision or Non-Participating Subdivision that cannot be paid pursuant to this Section VII, including the amounts that remain unpaid after the reductions required by Section VII.E.2 through Section VII.E.4, will be allocated to the Abatement Accounts Fund for the Settling State in which the Subdivision is located, unless those payments are redirected elsewhere by a State-Subdivision Agreement or by a Statutory Trust.

VIII.	Condition to Effectiveness of Agreement and Filing of Consent Judgment

A. Determination to Proceed With Settlement.

1. The Settling States shall confer with legal representatives of the Participating Subdivisions listed on Exhibit G and inform the Settling Distributors no later than fifteen (15) calendar days prior to the Reference Date whether there is sufficient participation to proceed with this Agreement. Within seven (7) calendar days of informing the Settling Distributors that there is sufficient participation to proceed, the Settling States will deliver all signatures and releases required by the Agreement to be provided by the Settling States to the Settling Distributors.

2. If the Settling States inform Settling Distributors that there is sufficient participation, the Settling Distributors will then determine on or before the Reference Date whether there is sufficient State participation and sufficient resolution of the Claims of the Litigating Subdivisions in the Settling States (through participation under Section VII, Case-Specific Resolution(s) and Bar(s)) to proceed with this Agreement.

The determination shall be in the sole discretion of the Settling Distributors and may be based on any criteria or factors deemed relevant by the Settling Distributors.

B. Notice by Settling Distributors. On or before the Reference Date, the Settling Distributors shall inform the Settling States of their determination pursuant to Section VIII.A. If the Settling Distributors determine to proceed, the Parties will proceed to file the Consent Judgments and the obligations in the Subdivision Settlement Participation Forms will be effective and binding as of the Reference Date. If the Settling Distributors determine not to proceed, this Agreement will have no further effect, any amounts placed in escrow for Payment Year 1, including funds referenced in Section IV.C.1, Section IX, Section X, and Exhibit M, shall be returned to the Settling Distributors, and all releases (including those contained in Subdivision Settlement Participation Forms) and other commitments or obligations contained herein or in Subdivision Settlement Participation Forms will be void.

C. Determination of the Participation Tier.

1. On the Reference Date, provided that Settling Distributors determine to proceed with this Agreement, the Settlement Fund Administrator shall determine the Participation Tier. The criteria used to determine the Participation Tier are set forth in Exhibit H. Any disputes as to the determination of the Participation Tier shall be decided by the National Arbitration Panel.

2. The Participation Tier shall be redetermined by the Settlement Fund Administrator annually as of the Payment Date, beginning with Payment Year 3, pursuant to the criteria set forth in Exhibit H.

3. After Payment Year 6, the Participation Tier cannot move higher, unless this restriction is waived by the Settling Distributors.

4. In the event that a Participation Tier redetermination moves the Participation Tier higher, and that change is in whole or in part as a result of the post-Reference Date enactment of a Bar and there is later a Revocation Event with respect to such Bar, then on the next Payment Date that is at least one hundred eighty (180) calendar days after the Revocation Event, the Participation Tier shall move down to the Participation Tier that would have applied had the Bar never been enacted, unless the Bar is reinstated or all Subdivisions affected by the Revocation Event become Participating Subdivisions within one hundred eighty (180) calendar days of the Revocation Event. This is the sole circumstance in which, on a nationwide basis, the Participation Tier can move down.

5. In the event that there is a post-Reference Date Revocation Event with respect to a Bar that was enacted in a Settling State prior to the Reference Date, then, on the next Payment Date that is at least one hundred eighty (180) calendar days after the Revocation Event, unless the Bar is reinstated or all Subdivisions affected by the Revocation Event become Participating Subdivisions within one hundred eighty (180) calendar days of the Revocation Event, the Participation Tier shall decrease – solely for the State in which the Revocation Event occurred – to the Participation Tier commensurate with the percentage of Litigating Subdivisions in that State that are Participating Subdivisions and the percentage of Non-Litigating Subdivisions that are both Primary Subdivisions and Participating Subdivisions, according to the criteria set forth in Exhibit G, except that the calculations shall be performed as to that State alone. For the avoidance of doubt and solely for the calculation in this subparagraph, the Settling States Column of Exhibit H shall play no role. This is the sole circumstance in which one Settling State will have a different Participation Tier than other Settling States.

6. The redetermination of the Participation Tier under Section VIII.C.2 shall not affect payments already made or suspensions, offsets, or reductions already applied.

IX.	Additional Restitution

A. Additional Restitution Amount. Pursuant to the schedule set forth in Exhibit M and subject to the reduction specified in Section IX.B, the Settling Distributors shall pay an Additional Restitution Amount to the Settling States listed in Exhibit N. Such funds shall be paid, on the schedule set forth on Exhibit M, on the Payment Date for each relevant Payment Year to such Settling States as allocated by the Settlement Fund Administrator pursuant to Exhibit N.

B. Reduction of Additional Restitution Amount. In the event that any Non-Settling States appear on Exhibit N, the amounts owed by Settling Distributors pursuant to this Section IX shall be reduced by the allocations set forth on Exhibit N for any such Non-Settling States.

C. Use of Funds. All funds paid as an Additional Restitution Amount shall be part of the Compensatory Restitution Amount, shall be used for Opioid Remediation, except as allowed by Section V.B.2, and shall be governed by the same requirements as specified in Section V.F.

X.	Plaintiffs’ Attorneys’ Fees and Costs

The Agreement on Attorneys’ Fees, Expenses and Costs is set forth in Exhibit R and incorporated herein by reference. The Agreement on the State Outside Counsel Fee Fund and Agreement on the State Cost Fund Administration are set forth in Exhibit S and Exhibit T, respectively, and are incorporated herein by reference.

XI.	Release

A. Scope. As of the Effective Date, the Released Entities are hereby released and forever discharged from all of the Releasors’ Released Claims. Each Settling State (for itself and its Releasors) and Participating Subdivision hereby absolutely, unconditionally, and irrevocably covenants not to bring, file, or claim, or to cause, assist or permit to be brought, filed, or claimed, or to otherwise seek to establish liability for any Released Claims against any Released Entity in any forum whatsoever. The releases provided for in this Agreement are intended by the Parties to be broad and shall be interpreted so as to give the Released Entities the broadest possible bar against any liability relating in any way to Released Claims and extend to the full extent of the power of each Settling State and its Attorney General to release claims. This Agreement shall be a complete bar to any Released Claim.

B. Claim-Over and Non-Party Settlement.

1. It is the intent of the Parties that:

a. Released Entities should not seek contribution or indemnification (other than pursuant to an insurance contract), from other parties for their payment obligations under this Agreement;

b. the payments made under this Agreement shall be the sole payments made by the Released Entities to the Releasors involving, arising out of, or related to Covered Conduct (or conduct that would be Covered Conduct if engaged in by a Released Entity);

c. Claims by Releasors against non-Parties should not result in additional payments by Released Entities, whether through contribution, indemnification or any other means; and

d. the Agreement meets the requirements of the Uniform Contribution Among Joint Tortfeasors Act and any similar state law or doctrine that reduces or discharges a released party’s liability to any other parties.

The provisions of this Section XI.B are intended to be implemented consistent with these principles. This Agreement and the releases and dismissals provided for herein are made in good faith.

2. No Released Entity shall seek to recover for amounts paid under this Agreement based on indemnification, contribution, or any other theory from a manufacturer, pharmacy, hospital, pharmacy benefit manager, health insurer, third-party vendor, trade association, distributor, or health care practitioner; provided that a Released Entity shall be relieved of this prohibition with respect to any entity that asserts a Claim-Over against it. For the avoidance of doubt, nothing herein shall prohibit a Released Entity from recovering amounts owed pursuant to insurance contracts.

3. To the extent that, on or after the Reference Date, any Releasor enters into a Non-Party Settlement, including in any bankruptcy case or through any plan of reorganization (whether individually or as a class of creditors), the Releasor will include (or in the case of a Non-Party Settlement made in connection with a bankruptcy case, will cause the debtor to include), unless prohibited from doing so under applicable law, in the Non-Party Settlement a prohibition on contribution or indemnity of any kind substantially equivalent to that required from the Settling Distributors in Section XI.B.2, or a release from such Non-Released Entity in favor of the Released Entities (in a form equivalent to the releases contained in this Agreement) of any Claim-Over. The obligation to obtain the prohibition and/or release required by this subsection is a material term of this Agreement.

4. In the event that any Releasor obtains a judgment with respect to Non-Party Covered Conduct against a Non-Released Entity that does not contain a prohibition like that described in Section XI.B.3, or any Releasor files a Non-Party Covered Conduct Claim against a Non-Released Entity in bankruptcy or a Releasor is prevented for any reason from obtaining a prohibition/release in a Non-Party Settlement as provided in

Section XI.B.3, and such Non-Released Entity asserts a Claim-Over against a Released Entity, the Released Entity shall be relieved of the prohibition in Section XI.B.2 with respect to that Non-Released Entity and that Releasor and the Settling Distributors shall take the following actions to ensure that the Released Entities do not pay more with respect to Covered Conduct to Releasors or to Non-Released Entities than the amounts owed under this Settlement Agreement by the Settling Distributors:

a. Settling Distributors shall notify that Releasor of the Claim-Over within sixty (60) calendar days of the assertion of the Claim-Over or sixty (60) calendar days of the Effective Date of this Settlement Agreement, whichever is later;

b. Settling Distributors and that Releasor shall meet and confer concerning the means to hold Released Entities harmless and ensure that they are not required to pay more with respect to Covered Conduct than the amounts owed by Settling Distributors under this Agreement;

c. That Releasor and Settling Distributors shall take steps sufficient and permissible under the law of the State of the Releasor to hold Released Entities harmless from the Claim-Over and ensure Released Entities are not required to pay more with respect to Covered Conduct than the amounts owed by Settling Distributors under this Agreement. Such steps may include, where permissible:

(i) Filing of motions to dismiss or such other appropriate motion by Settling Distributors or Released Entities, and supported by Releasors, in response to any claim filed in litigation or arbitration;

(ii) Reduction of that Releasors’ Claim and any judgment it has obtained or may obtain against such Non-Released Entity by whatever amount or percentage is necessary to extinguish such Claim-Over under applicable law, up to the amount that Releasor has obtained, may obtain, or has authority to control from such Non-Released Entity;

(iii) Placement into escrow of funds paid by the Non-Released Entities such that those funds are available to satisfy the Claim-Over;

(iv) Return of monies paid by Settling Distributors to that Releasor under this Settlement Agreement to permit satisfaction of a judgment against or settlement with the Non-Released Entity to satisfy the Claim-Over;

(v) Payment of monies to Settling Distributors by that Releasor to ensure they are held harmless from such Claim-Over, up to the amount that Releasor has obtained, may obtain, or has authority to control from such Non-Released Entity;

(vi) Credit to the Settling Distributors under this Agreement to reduce the overall amounts to be paid under the Agreement such that they are held harmless from the Claim-Over; and

(vii) Such other actions as that Releasor and Settling Distributors may devise to hold Settling Distributors harmless from the Claim-Over.

d. The actions of that Releasor and Settling Distributors taken pursuant to paragraph (c) must, in combination, ensure Settling Distributors are not required to pay more with respect to Covered Conduct than the amounts owed by Settling Distributors under this Agreement.

e. In the event of any dispute over the sufficiency of the actions taken pursuant to paragraph (c), that Releasor and the Settling Distributors may seek review by the National Arbitration Panel, provided that, if the parties agree, such dispute may be heard by the state court where the relevant Consent Judgment was filed. The National Arbitration Panel shall have authority to require Releasors to implement a remedy that includes one or more of the actions specified in paragraph (c) sufficient to hold Released Entities fully harmless. In the event that the Panel’s actions do not result in Released Entities being held fully harmless, Settling Distributors shall have a claim for breach of this Agreement by Releasors, with the remedy being payment of sufficient funds to hold Settling Distributors harmless from the Claim-Over. For the avoidance of doubt, the prior sentence does not limit or eliminate any other remedy that Settling Distributors may have.

5. To the extent that the Claim-Over is based on a contractual indemnity, the obligations under Section XI.B.4 shall extend solely to a Non-Party Covered Conduct Claim against a pharmacy, clinic, hospital or other purchaser or dispenser of Products, a manufacturer that sold Products, a consultant, and/or a pharmacy benefit manager or other third-party payor. Each Settling Distributor shall notify the Settling States, to the extent permitted by applicable law, in the event that any of these types of Non-Released Entity asserts a Claim-Over arising out of contractual indemnity against it.

B. Indemnification and Contribution Prohibited. No Released Entity shall seek to recover for amounts paid under this Agreement based on indemnification, contribution, or any other theory, from a manufacturer, pharmacy, hospital, pharmacy benefit manager, health insurer, third-party vendor, trade association, distributor, or health care practitioner. For the avoidance of doubt, nothing herein shall prohibit a Released Entity from recovering amounts owed pursuant to insurance contracts.

C. General Release. In connection with the releases provided for in this Agreement, each Settling State (for itself and its Releasors) and Participating Subdivision expressly waives, releases, and forever discharges any and all provisions, rights, and benefits conferred by any law of any State or territory of the United States or other jurisdiction, or principle of common law, which is similar, comparable, or equivalent to § 1542 of the California Civil Code, which reads:

General Release; extent. A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

A Releasor may hereafter discover facts other than or different from those which it knows, believes, or assumes to be true with respect to the Released Claims, but each Settling State (for itself and its Releasors) and Participating Subdivision hereby expressly waives and fully, finally, and forever settles, releases and discharges, upon the Effective Date, any and all Released Claims that may exist as of such date but which Releasors do not know or suspect to exist, whether through ignorance, oversight, error, negligence or through no fault whatsoever, and which, if known, would materially affect the Settling States’ decision to enter into this Agreement or the Participating Subdivisions’ decision to participate in this Agreement.

D. Assigned Interest Waiver. To the extent that any Settling State has any direct or indirect interest in any rights of a third-party that is a debtor under the Bankruptcy Code as a result of a claim arising out of Covered Conduct by way of assignment or otherwise, including as a result of being the beneficiary of a trust or other distribution entity, to assert claims against a Settling Distributor (whether derivatively or otherwise), under any legal or equitable theory, including for indemnification, contribution, or subrogation, such Settling State waives the right to assert any such claim, or to receive a distribution or any benefit on account of such claim and such claim, distribution, or benefit shall be deemed assigned to such Settling Distributor.

E. Res Judicata. Nothing in this Agreement shall be deemed to reduce the scope of the res judicata or claim preclusive effect that the settlement memorialized in this Agreement, and/or any Consent Judgment or other judgment entered on this Agreement, gives rise to under applicable law.

F. Representation and Warranty. The signatories hereto on behalf of their respective Settling States expressly represent and warrant that they have (or have obtained, or will obtain no later than the Initial Participation Date) the authority to settle and release, to the maximum extent of the State’s power, all Released Claims of (1) their respective Settling States, (2) all past and present executive departments, state agencies, divisions, boards, commissions and instrumentalities with the regulatory authority to enforce state and federal controlled substances acts, and (3) any of their respective Settling State’s past and present executive departments, agencies, divisions, boards, commissions and instrumentalities that have the authority to bring Claims related to Covered Conduct seeking money (including abatement and/or remediation) or revocation of a pharmaceutical distribution license. For the purposes of clause (3) above, executive departments, agencies, divisions, boards, commissions, and instrumentalities are those that are under the executive authority or direct control of the State’s Governor. Also for the purposes of clause (3), a release from a State’s Governor is sufficient to demonstrate that the appropriate releases have been obtained.

G. Effectiveness. The releases set forth in this Agreement shall not be impacted in any way by any dispute that exists, has existed, or may later exist between or among the Releasors. Nor shall such releases be impacted in any way by any current or future law, regulation, ordinance, or court or agency order limiting, seizing, or controlling the distribution or use of the Settlement Fund or any portion thereof, or by the enactment of future laws, or by any seizure of the Settlement Fund or any portion thereof.

H. Cooperation. Releasors (1) will not encourage any person or entity to bring or maintain any Released Claim against any Released Entity and (2) will reasonably cooperate with and not oppose any effort by Settling Distributors to secure the prompt dismissal of any and all Released Claims.

I. Non-Released Claims. Notwithstanding the foregoing or anything in the definition of Released Claims, this Agreement does not waive, release or limit any criminal liability, Claims for liability under tax law, Claims under securities law by a State Releasor as investor, Claims against parties who are not Released Entities, Claims by private individuals, and any claims arising under this Agreement for enforcement of this Agreement.

XII.	Later Litigating Subdivisions

A. Released Claims against Released Entities. Subject to Section XII.B, the following shall apply in the event a Later Litigating Subdivision in a Settling State maintains a lawsuit for a Released Claim against a Released Entity after the Reference Date:

1. The Released Entity shall take ordinary and reasonable measures to defend the action, including filing a Threshold Motion with respect to the Released Claim. The Released Entity shall further notify the Settling State and Settlement Fund Administrator immediately upon notice of a Later Litigating Subdivision bringing a lawsuit for a Released Claim, and shall not oppose a Settling State’s submission in support of the Threshold Motion.

2. The provisions of this Section XII.A.2 apply if the Later Litigating Subdivision is a Primary Subdivision (except as provided in Section XII.A.2.f):

a. If a lawsuit including a Released Claim survives until the Suspension Deadline for that lawsuit, the Settlement Fund Administrator shall calculate the Suspension Amount applicable to the next Payment due from the Settling Distributor(s) at issue and apportioned to the State of the Later Litigating Subdivision and to Subdivisions in that State; provided, however, that the Suspension Amount for a Payment Year cannot exceed the Suspension Cap. The Suspension Amount shall be paid into the Settlement Fund Escrow account. If the Suspension Amount exceeds the Suspension Cap for that Payment Year, then the remaining amount will be paid into the Settlement Fund Escrow in the following Payment Year, subject to the Suspension Cap for that Payment Year, and so forth in each succeeding Payment Year until the entire Suspension Amount has been paid into the Settlement Fund Escrow or the Released Claim is resolved, as provided below, whichever comes first. A suspension does not apply during the pendency of any appeal dismissing the lawsuit for a Released Claim in whole.

b. If the Released Claim is resolved with finality without requirement of payment by the Released Entity, the placement of any remaining balance of the Suspension Amount into the Settlement Fund Escrow shall cease and the Settlement Fund Administrator shall immediately transfer amounts in the Settlement Fund Escrow on account of the suspension to the Settling State at issue and its Participating Subdivisions. The lawsuit will not cause further suspensions unless the Released Claim is reinstated upon further review, legislative action, or otherwise.

c. If the Released Claim is resolved with finality on terms requiring payment by the Released Entity, the Settlement Fund Administrator will transfer the amounts in the Settlement Fund Escrow on account of the suspension to the Settling Distributor(s) at issue necessary to satisfy the payment obligation of the Released Entity to the relevant Later Litigating Subdivision. If any balance remains in the Settlement Fund Escrow on account of the suspension after transfer of the amount necessary to satisfy the payment obligation, the Settlement Fund Administrator will immediately transfer the balance to the Settling State at issue and its Participating Subdivisions. If the payment obligation of the Released Entity to the relevant Later Litigating Subdivision exceeds the amounts in the Settlement Fund Escrow on account of the suspension, the Settling Distributor at issue shall receive a dollar-for-dollar offset, subject to the yearly Offset Cap, for the excess amount against its obligation to pay its allocable share of Annual Payments that would be apportioned to the Settling State at issue and to its Subdivisions. The offset shall be applied as follows: first against the Settling Distributor’s allocable share of the Annual Payment due in Payment Year 18, up to the Offset Cap for that Payment Year, with any remaining amounts above the Offset Cap applied against the Settling Distributor’s allocable share of the Annual Payment due in Payment Year 17, up to the Offset Cap for that Payment Year, and so forth for each preceding Payment Year until the entire amount to be offset has been applied or no future Payment Years remain.

d. If the lawsuit asserting a Released Claim is resolved with finality on terms requiring payment by the Released Entity, and the Released Claim did not give rise to a suspension of any Settling Distributor’s portion of any Annual Payments (e.g., because it was resolved during Payment Years 1 or 2, during which all Settling States are deemed eligible for Incentive Payment A and thus no suspension of payments took place, as provided by Section XII.B), the Settling Distributor at issue shall receive a dollar-for-dollar offset, subject to the yearly Offset Cap, for the amount paid. The offset shall be applied against the relevant Settling Distributor’s allocable portion of the Annual Payments starting in Payment Year 18 and working backwards as set forth in Section XII.A.2.c. If the lawsuit for a Released Claim is otherwise resolved by the Released Entity, without the Settling Distributor filing a Threshold Motion despite an opportunity to do so, and the Released Claim did not give rise to a suspension of any Settling Distributor’s portion of any Annual Payments, the Settling Distributor at issue shall not receive any offset for the amount paid.

e. If more than one Primary Subdivision in a Settling State becomes a Later Litigating Subdivision, a single Suspension Cap applies and the total amounts deducted from the share of the Annual Payment allocated to the Settling State and its Participating Subdivisions in a given Payment Year cannot exceed the Suspension Cap. For the avoidance of doubt, an individual Primary Subdivision shall not trigger more than one suspension regardless if it (or any of its officials) is named as multiple plaintiffs in the same lawsuit.

f. This Section XII.A.2 shall not apply with respect to a Primary Subdivision that is either (i) a Later Litigating Subdivision under clause (3) of the definition of that term solely because a legislative Bar or legislative Case-Specific Resolution applicable as of the Reference Date is invalidated by judicial decision after the Reference Date or (ii) a Later Litigating Subdivision under clause (4) of the definition of that term. Such a Primary Subdivision shall be treated as a General Purpose Government under Section XII.A.3.

3. The terms of this Section XII.A.3 apply if a the Later Litigating Subdivision is not a Primary Subdivision (except for Primary Subdivisions referenced in Section XII.A.2.f) but is a General Purpose Government, School District, Health District or Hospital District: if the Released Claim is resolved with finality on terms requiring payment by the Released Entity, the Settling Distributor at issue shall receive a dollar-for-dollar offset, subject to the yearly Offset Cap, for the amount paid against its portion of the obligation to make Annual Payments that would be apportioned to the Settling State at issue and to its Subdivisions. The offset shall be applied as follows: first against the relevant Settling Distributor’s allocable share of the Annual Payment due in Payment Year 18, up to the Offset Cap for that Payment Year, with any remaining amounts above the Offset Cap applied against the Payment due in Payment Year 17, up to the Offset Cap for that Payment Year, and so forth for each preceding Payment Year until the entire amount to be offset has been applied or no future Payment Year remains. If the Released Claim is resolved on terms requiring payment during the first two (2) Payment Years, in no case will any amounts be offset against the amounts due in Payment Years 1 and 2.

4. In no event shall the total of Suspension Amounts and offsets pursuant to this Section applicable to a Settling State in a Payment Year for that Payment Year exceed the Offset Cap for that State. If, in a Payment Year, the total of Suspension Amounts and offsets applicable to a Settling State exceeds the Offset Cap, the Suspension Amounts shall be reduced so that the total of Suspension Amounts and offsets equals the Offset Cap.

5. For the avoidance of doubt, any offset pursuant to this Section XII in a Settling State that is not eligible for Incentive Payment A shall continue to apply even if the Settling State at issue subsequently becomes eligible for Incentive Payment A.

6. “Terms requiring payment” shall mean (i) a final monetary judgment or (ii) a settlement; provided that the Released Entity sought the applicable State Attorney General’s consent to the settlement and such consent was either obtained or unreasonably withheld. Should the judgment or settlement resolve claims that are not Released Claims, the offset shall be for the Released Claims portion only, which shall be distinguishable in the judgment or settlement.

B. Exceptions.

1. Section XII.A shall not apply where the Settling State at issue meets the eligibility criteria for and is entitled to Incentive Payment A for the Payment Year at issue, except as expressly provided therein. For the avoidance of doubt, because all Settling States are deemed eligible for Incentive Payment A for Payment Years 1 and 2 under Section IV.F.1.c, a suspension of Payments under Section XII.A.2 shall not apply to any Settling States for those Payment Years.

2. An offset under Section XII.A.2 and Section XII.A.3 shall not apply where the Later Litigating Subdivision opted out of a Settlement Class Resolution in the Settling State at issue that was in full force and effect in that Settling State as of the due date of the payment for Payment Year 2 and remains in full force and effect; provided that an offset relating to that Subdivision may apply under Section XIII.

3. Section XII.A shall not apply where the Later Litigating Subdivision seeks less than $10 million, or so long as its total claim is reduced to less than $10 million, in the lawsuit for a Released Claim at issue.

4. An offset under Section XII.A.3 shall not apply where the applicable Participation Tier is Participation Tier 1 and the population of the Later Litigating Subdivision is under 10,000.

5. If the applicable Participation Tier is Participation Tier 2 or higher, and the Later Litigating Subdivision has a population less than 10,000, the offset under Section XII.A.3 shall only apply to amounts paid pursuant to a settlement or judgment that are over $10 million per case or resolution. Any type of consolidated or aggregated or joined or class actions, however styled, shall be considered a single case, and any resolutions that occur within a sixty (60) calendar day period of each other and involve Later Litigating Subdivisions that share common counsel and/or are created by the same or related judgments, settlement agreements, or other instruments or are conditioned upon one another, shall be considered a single resolution. For the avoidance of doubt, any such case or resolution shall have only a single $10,000,000 exemption from the offset under Section XII.A.3.

C. No Effect on Other Provisions. A suspension or offset under Section XII.A shall not affect the Injunctive Relief Terms or the Consent Judgment.

D. No Effect on Other States. A suspension or offset under Section XII.A applicable to one State shall not affect the allocation or payment of the Annual Payment to other Settling States.

XIII.	Reductions/Offsets

A. Non-Settling States. Non-Settling States shall not be eligible for any payments or have any rights in connection with this Agreement. Accordingly, the stated maximum dollar amounts of the payments specified in Exhibit M are reduced by the aggregate Overall Allocation Percentage of Non-Settling States as set forth in Exhibit F.

B. Offset Relating to Incentive Payment A. If a Settling State is not eligible for Incentive Payment A at the third Payment Date, the Settling Distributors shall receive an offset with respect to that State.10 The offset shall be the dollar amount difference between (1) the total amount of the Incentive Payment A due from the Settling Distributors on the Effective Date and on the Payment Date for Payment Year 2 allocated to that State and its Participating Subdivisions, and (2) the total amount of Incentive Payments B and C that would have been due from the Settling Distributors on the Effective Date and on the Payment Date for Payment Year 2 so allocated but for the State’s deemed eligibility for Incentive Payment A. The offset shall be applied in equal installments to reduce the Annual Payments for Payment Years 3 through 7 that would be apportioned to that State and to its Subdivisions, and shall remain applicable even if that State subsequently becomes eligible for Incentive Payment A.

C. Settlement Class Resolution Opt Outs. If a Settling State is eligible for Incentive Payment A on the basis of a Settlement Class Resolution, and a Primary Subdivision that opted out of the Settlement Class Resolution maintains a lawsuit asserting a Released Claim against a Released Entity, the following shall apply. If the lawsuit asserting a Released Claim either survives a Threshold Motion or has an unresolved Threshold Motion fewer than sixty (60) calendar days prior to the scheduled start of a trial involving a Released Claim, and is resolved with finality on terms requiring payment by the Released Entity, the Settling Distributor at issue shall receive a dollar-for-dollar offset for the amount paid against its obligation to make remaining Incentive Payment A payments that would be apportioned to that State and to its Subdivisions. For the avoidance of doubt, an offset shall not be applicable under this subsection if it is applicable under Section XII.A with respect to the Subdivision at issue.

D. Revoked Bar, Settlement Class Resolution, or Case-Specific Resolution. If the Settling Distributors made any Annual Payments that included any incentive payments earned as a result of the existence of a Bar, Settlement Class Resolution, or Case-Specific Resolution in a Settling State, and there is subsequently a Revocation Event with respect to that Bar, Settlement Class Resolution, or Case-Specific Resolution after the determination of the amount of such Annual Payment, the Settling Distributors shall receive a dollar-for-dollar offset against the portion of remaining Annual Payments that would be allocated to that State and its Participating Subdivisions. This offset will be calculated as the dollar amount difference between (1) the total amount of incentive payments paid by the Settling Distributors by virtue of the Bar, Settlement Class Resolution, or Case-Specific Resolution subject to the Revocation Event and (2) the total amount of incentive payments that would have been due from the Settling Distributors during that time had the Bar, Settlement Class Resolution, or Case-Specific Resolution subject to the Revocation Event not been in effect. The amount of incentive payments that would have been due, referenced in clause (2) above, will be calculated one hundred eighty (180) calendar days after the Revocation Event; for purposes of calculating the amount of incentive payments that would have been due, any relevant Subdivision shall be included as a Participating Subdivision if: (1) its Released Claims are extinguished by any subsequent Bar, Settlement Class Resolution, or Case-Specific Resolution in effect as of the date of such calculation, or (2) it becomes a Participating Subdivision (in addition to all other Participating Subdivisions) prior to the date of such calculation.

[10]

For purposes of this provision, in determining whether a Settling State would not be eligible for Incentive Payment A for Payment Year 3, the criteria set forth in Section IV.F.1.b shall apply to that Payment Year.

E. Certain Taxes. Amounts paid by a Settling Distributor under an Opioid Tax in a Settling State in a Payment Year shall give rise to a dollar-for-dollar offset against that Settling Distributor’s obligation to pay its share of the Annual Payment in that Payment Year that would be allocated to the taxing State or its Participating Subdivisions. If such amounts paid exceed that Settling Distributor’s allocable share of the Annual Payment allocable to the taxing State or its Participating Subdivisions in that Payment Year, the excess shall carry forward as an offset against its allocable share of remaining Annual Payments that would be allocated to the taxing State or its Participating Subdivisions

F. Not Subject to Suspension Cap or Offset Cap. For the avoidance of doubt, neither the Suspension Cap nor the Offset Cap apply to the offsets and reductions set forth in this Section XIII.

XIV.	Miscellaneous

A. Population of General Purpose Governments. The population figures for General Purpose Governments shall be the published U.S. Census Bureau’s population estimates for July 1, 2019, released May 2020. These population figures shall remain unchanged during the term of this Agreement.11

B. Population of Special Districts. For any purpose in this Agreement in which the population of a Special District is used other than Section IV.F.1.b: (a) School Districts’ population will be measured by the number of students enrolled who are eligible under the Individuals with Disabilities Education Act (“IDEA”) or Section 504 of the Rehabilitation Act of 1973; (b) Health Districts’ and Hospital Districts’ population will be measured at twenty-five percent (25%) of discharges; and (c) all other Special Districts’ (including Fire Districts’ and Library Districts’) population will be measured at ten percent (10%) of the population served. The Settling Distributors and the Enforcement Committee shall meet and confer in order to agree on data sources for purposes of this Section prior to the Preliminary Agreement Date.

C. Population Associated with Sheriffs. For any purpose in this Agreement in which the population associated with a lawsuit by a sheriff is used, the population will be measured at twenty percent (20%) of the capacity of the jail(s) operated by the sheriff.

D. No Admission. The Settling Distributors do not admit liability or wrongdoing. Neither this Agreement nor the Consent Judgments shall be considered, construed or represented to be (1) an admission, concession or evidence of liability or wrongdoing or (2) a waiver or any limitation of any defense otherwise available to the Settling Distributors.

E. Most-Favored-Nation Provision.—Settling States.

[11]

The estimates for counties and parishes were accessed at https://www.census.gov/data/datasets/time-series/demo/popest/2010s-countiestotal.html. The estimates for cities and towns can currently be found at https://www.census.gov/data/datasets/time-series/demo/popest/2010s-total-cities-and-towns.html .

1. If, after the Reference Date, any Settling Distributor enters into any settlement agreement with any Non-Settling State that resolves Claims similar in scope to the Claims released by a Settling State under this Agreement on overall payment terms that are more favorable to such Non-Settling State than the overall payment terms of the Agreement (after due consideration of relevant differences in population or other appropriate factors), then the Settling States, individually or collectively, may elect to seek review, pursuant to Section XIV.E.3, of the overall payment terms of this Agreement and the Non-Settling State agreement so that such Settling State(s) may obtain, with respect to that Settling Distributor, overall payment terms at least as favorable as those obtained by such Non-Settling State. “Overall payment terms” refers to consideration of all payment terms of the two agreements, taken together, including, but not limited to the amount of payments, the timing of payments, and conditions or contingencies on payments.

2. For any settlement with a Non-Settling State involving Released Claims that is entered into after the Reference Date, Settling Distributors shall provide the Enforcement Committee with a copy of the settlement agreement or relevant consent judgment within thirty (30) calendar days of the consummation of such settlement. The Enforcement Committee will promptly distribute such copy to all Settling States.

3. In the event that one or more Settling State(s) believes that the overall payment terms of an agreement by a Settling Distributor with a Non-Settling State are more favorable to the Non-Settling State, when compared based on the totality of the considerations set forth in Section XIV.E.1, the Settling State(s) and the Settling Distributor shall engage in the following process:

a. The Settling State(s) shall provide notice, within sixty (60) calendar days of the date on which a settlement agreement or consent judgment is provided to the Enforcement Committee, to the Settling Distributor of its (their) intent to seek revision of this Agreement to provide payment terms that are, on an overall basis, as favorable as those obtained by the Non-Settling State. Such notice shall be confidential and not disclosed publicly to the extent allowed by law and shall state, in detail, the basis for the State’s (States’) belief that it (they) is entitled to a revision of the Agreement.

b. The Settling Distributor shall, within thirty (30) calendar days, provide a response to the Settling State(s), explaining its position, in detail, as to whether the Settling State(s) is entitled to more favorable overall payment terms than those provided for in this Agreement.

c. In the event the Settling State(s) and Settling Distributor do not reach agreement as to the application of Section XIV.E.1, the Settling State(s) may petition the National Arbitration Panel to seek a ruling from the Panel as to the applicability of Section XIV.E.1, provided that the Settling State(s) may seek such review only if at least five (5) Settling States co-sign the petition. The Panel shall consider submissions and argument by the parties pursuant to the procedures set forth in Section VI.F.2.

d. The Settling State(s) and the Settling Distributor shall be bound by the determination of the National Arbitration Panel.

4. This Section XIV.E does not apply to, and there is no ability of any Settling State to seek or obtain revision of this Agreement based on, any Non-Settling State agreement with any Settling Distributor that is entered into with: (a) a Non-Settling State after a date sixty (60) calendar days prior to the scheduled start date of a trial between any Settling Distributor and the Non-Settling State or any severed or bifurcated portion thereof, provided that, where, in order to complete a settlement, a Non-Settling State and a Settling Distributor jointly request an adjournment of the scheduled start date of a trial within sixty (60) days of that date, this exception will apply as if the trial date had not been adjourned; (b) a Non-Settling State that previously litigated to judgment a case related to opioids against any manufacturer, distributor, or pharmacy; or (c) a Non-Settling State that has obtained any court order or judicial determination that grants judgment (in whole or in part) against any Settling Distributor. For avoidance of doubt, the National Arbitration Panel shall have no power to review agreements described in this paragraph.

5. This Section XIV.E does not apply to, and there is no ability of any Settling State to seek or obtain revision of this Agreement based on, any agreement between a Settling Distributor and (a) federally-recognized tribe(s) or (b) West Virginia subdivisions or (c) Non-Participating Subdivisions. This Section XIV.E will not apply to any agreement entered into more than eighteen (18) months after the Reference Date.

F. Tax Cooperation and Reporting.

1. Upon request by any Settling Distributor, the Settling States and Participating Subdivisions agree to perform such further acts and to execute and deliver such further documents as may be reasonably necessary for the Settling Distributors to establish the statements set forth in Section V.E.3 to the satisfaction of their tax advisors, their independent financial auditors, the Internal Revenue Service, or any other governmental authority, including as contemplated by Treasury Regulations Section 1.162-21(b)(3)(ii) and any subsequently proposed or finalized relevant regulations or administrative guidance.

2. Without limiting the generality of Section XIV.F.1, each Settling State and Participating Subdivision shall cooperate in good faith with any Settling Distributor with respect to any tax claim, dispute, investigation, audit, examination, contest, litigation, or other proceeding relating to this Agreement.

3. The Designated State, as defined in Section I.P as New York, on behalf of all Settling States and Participating Subdivisions, shall designate one of its officers or employees to act as the “appropriate official” within the meaning of Treasury Regulations Section 1.6050X-1(f)(1)(ii)(B) (the “Appropriate Official”). The Designated State shall direct and ensure that the Appropriate Official timely (a) files (i) at the time this Agreement becomes binding on the Parties, an IRS Form 1098-F in the form attached as Exhibit U, Exhibit V, and Exhibit W with respect to each of the Settling Distributors and

(ii) any legally required returns or amended returns with any applicable governmental authority, or any returns requested by the respective Settling Distributors, and (b) provides to each of the Settling Distributors a copy of (i) the IRS Form 1098-F filed with respect to such Settling Distributor and (ii) any legally required written statement pursuant to any applicable law and any other document referred to in clause (a)(ii) above. Any such form, return, or statement shall be prepared and filed in a manner fully consistent with Section V.E.3.

4. The Settling States and Participating Subdivisions agree that any return, amended return, or written statement filed or provided pursuant to paragraph 3, and any similar document, shall be prepared and filed in a manner consistent with reporting each Settling Distributor’s portion of the Global Settlement Amount as the “Total amount to be paid” pursuant to this Agreement in Box 1 of IRS Form 1098-F and each Settling Distributor’s portion of the Compensatory Restitution Amount as “Restitution/remediation amount” in Box 2 of IRS Form 1098-F, as reflected in the attached Exhibit U, Exhibit V, and Exhibit W. If the Designated State or Appropriate Official shall be required to file any return, amended return, or written statement contemplated by this Section XIV.F other than an IRS Form 1098-F in the form attached as Exhibit U, Exhibit V, and Exhibit W, the Designated State shall direct and ensure that the Appropriate Official provides to each Settling Distributor a draft of such return, amended return, or written statement in respect of such Settling Distributor no later than sixty (60) calendar days prior to the due date thereof and shall accept and reflect any reasonable comments of such Settling Distributor on the return, amended return, or written statement in respect of such Settling Distributor.

5. For the avoidance of doubt, neither the Settling Distributors nor the Settling States and Participating Subdivisions make any warranty or representation to any Settling State, Participating Subdivision, or Releasor as to the tax consequences of the payment of the Compensatory Restitution Amount (or any portion thereof).

G. No Third-Party Beneficiaries. Except as expressly provided in this Agreement, no portion of this Agreement shall provide any rights to, or be enforceable by, any person or entity that is not a Settling State or Released Entity. No Settling State may assign or otherwise convey any right to enforce any provision of this Agreement.

H. Calculation. Any figure or percentage referred to in this Agreement shall be carried to seven decimal places.

I. Construction. None of the Parties and no Participating Subdivision shall be considered to be the drafter of this Agreement or of any of its provisions for the purpose of any statute, case law, or rule of interpretation or construction that would or might cause any provision to be construed against the drafter of this Agreement. The headings of the provisions of this Agreement are not binding and are for reference only and do not limit, expand, or otherwise affect the contents or meaning of this Agreement.

J. Cooperation. Each Party and each Participating Subdivision agrees to use its best efforts and to cooperate with the other Parties and Participating Subdivisions to cause this Agreement and the Consent Judgments to become effective, to obtain all necessary approvals, consents and authorizations, if any, and to execute all documents and to take such other action as may be appropriate in connection herewith. Consistent with the foregoing, each Party and each Participating Subdivision agrees that it will not directly or indirectly assist or encourage any challenge to this Agreement or any Consent Judgment by any other person, and will support the integrity and enforcement of the terms of this Agreement and the Consent Judgments.

K. Entire Agreement. This Agreement, including its exhibits and any other attachments, embodies the entire agreement and understanding between and among the Parties and Participating Subdivisions relating to the subject matter hereof and supersedes (1) all prior agreements and understandings relating to such subject matter, whether written or oral and (2) all purportedly contemporaneous oral agreements and understandings relating to such subject matter.

L. Execution. This Agreement may be executed in counterparts and by different signatories on separate counterparts, each of which shall be deemed an original, but all of which shall together be one and the same Agreement. One or more counterparts of this Agreement may be delivered by facsimile or electronic transmission with the intent that it or they shall constitute an original counterpart hereof. One or more counterparts of this Agreement may be signed by electronic signature.

M. Good Faith and Voluntary Entry. Each Party warrants and represents that it negotiated the terms of this Agreement in good faith. Each of the Parties and Participating Subdivisions warrants and represents that it freely and voluntarily entered into this Agreement without any degree of duress or compulsion. The Parties and Participating Subdivisions state that no promise of any kind or nature whatsoever (other than the written terms of this Agreement) was made to them to induce them to enter into this Agreement.

N. Legal Obligations. Nothing in this Agreement shall be construed as relieving any Settling Distributor of the obligation to comply with all state and federal laws, regulations or rules, nor shall any of the provisions herein be deemed to be permission to engage in any acts or practices prohibited by such laws, regulations, or rules. Except with respect to the Injunctive Relief Terms, in the event of a conflict between this Agreement and any requirement or requirements of federal, state, or local laws, such that a Settling Distributor cannot comply with this Agreement without violating such a requirement or requirements, the Settling Distributor shall document such conflicts and notify the Attorney(s) General of the relevant Settling State(s) that it intends to comply with the requirement or requirements to the extent necessary to eliminate the conflict. With respect to the Injunctive Relief Terms, in the event of such a conflict, the procedures set forth in Section III.X of the Injunctive Relief Terms will be followed.

O. No Prevailing Party. The Parties and Participating Subdivisions each agree that they are not the prevailing party in this action, for purposes of any claim for fees, costs, or expenses as prevailing parties arising under common law or under the terms of any statute, because the Parties and Participating Subdivisions have reached a good faith settlement. The Parties and Participating Subdivisions each further waive any right to challenge or contest the validity of this Agreement on any ground, including, without limitation, that any term is unconstitutional or is preempted by, or in conflict with, any current or future law. Nothing in the previous sentence shall modify, or be construed to conflict with, Section XIV.M.

P. Non-Admissibility. The settlement negotiations resulting in this Agreement have been undertaken by the Parties and by certain representatives of the Participating Subdivisions in good faith and for settlement purposes only, and no evidence of negotiations or discussions underlying this Agreement shall be offered or received in evidence in any action or proceeding for any purpose. This Agreement shall not be offered or received in evidence in any action or proceeding for any purpose other than in an action or proceeding arising under or relating to this Agreement.

Q. Notices. All notices or other communications under this Agreement shall be in writing (including, but not limited to, electronic communications) and shall be given to the recipients indicated below:

For the Attorney(s) General:

Ashley Moody,

Attorney General

State of Florida

The Capitol,

PL-01

Tallahassee, FL 32399

Josh Stein, Attorney General

North Carolina Department of Justice

Attn: Daniel Mosteller

PO Box 629

Raleigh, NC 27602

Dmosteller@ncdoj.gov

For the Plaintiffs’ Executive Committee:

Paul F. Farrell

Farrell Law

P.O. Box 1180

Huntington, WV 25714-1180

Jayne Conroy

Simmons Hanly Conroy LLC

112 Madison Avenue, 7th Floor

New York, NY 10016-7416

JConroy@simmonsfirm.com

Joseph F. Rice

Motley Rice LLC

28 Bridgeside Blvd.

Mount Pleasant, SC 29464

jrice@motleyrice.com

Peter Mougey

Levin Papantonio Rafferty

316 South Baylen St.

Pensacola, FL 32502

pmougey@levinlaw.com

Paul J. Geller

Robbins Feller Rudman & Dowd LLP

120 East Palmetto Park Road

Boca Raton, FL 33432

PGeller@rgrdlaw.com

For Settling Distributors:

Copy to AmerisourceBergen Corporation’s attorneys at:

Attn: Michael T. Reynolds

Cravath, Swaine & Moore

825 Eighth Avenue

New York, NY 10019

mreynolds@cravath.com

Copy to Cardinal Health, Inc.’s attorneys at:

Attn: Jeffrey M. Wintner, Esq.

Attn: Elaine P. Golin, Esq.

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

JMWintner@wlrk.com

EPGolin@wlrk.com

Attn: JB Kelly, Esq.

Cozen O’Connor

1200 19th ST NW

Washington DC 20036

jbkelly@cozen.com

Copy to McKesson Corporation’s attorneys at:

Attn: Thomas J. Perrelli

Jenner & Block LLP

1099 New York Ave., NW, Suite 900

Washington, D.C. 20001

tperrelli@jenner.com

Any Party or the Plaintiffs’ Executive Committee may change or add the contact information of the persons designated to receive notice on its behalf by notice given (effective upon the giving of such notice) as provided in this Section XIV.P.

R. No Waiver. The waiver of any rights conferred hereunder shall be effective only if made by written instrument executed by the waiving Party or Parties. The waiver by any Party of any breach of this Agreement shall not be deemed to be or construed as a waiver of any other breach, whether prior, subsequent, or contemporaneous, nor shall such waiver be deemed to be or construed as a waiver by any other Party.

S. Preservation of Privilege. Nothing contained in this Agreement or any Consent Judgment, and no act required to be performed pursuant to this Agreement or any Consent Judgment, is intended to constitute, cause, or effect any waiver (in whole or in part) of any attorney-client privilege, work product protection, or common interest/joint defense privilege, and each Party and Participating Subdivision agrees that it shall not make or cause to be made in any forum any assertion to the contrary.

T. Successors.

1. This Agreement shall be binding upon, and inure to the benefit of, the Settling Distributors and their respective successors and assigns.

2. A Settling Distributor shall not, in one (1) transaction or a series of related transactions, sell or transfer U.S. assets having a fair market value equal to twenty-five percent (25%) or more of the consolidated assets of such Settling Distributor (other than sales or transfers of inventories, or sales or transfers to an entity owned directly or indirectly by such Settling Distributor) where the sale or transfer is announced after the Reference Date, is not for fair consideration, and would foreseeably and unreasonably jeopardize such Settling Distributor’s ability to make the payments under this Agreement that are due on or before the third Payment Date following the close of a sale or transfer transaction, unless the Settling Distributor obtains the acquiror’s agreement that it will be either a guarantor of or successor to the percentage of that Settling Distributor’s remaining Payment Obligations under this Agreement equal to the percentage of the Settling Distributor’s consolidated assets being sold or transferred in such transaction. Percentages under this section shall be determined in accordance with United States generally accepted accounting principles and as of the date of the Settling Distributor’s most recent publicly filed consolidated balance sheet prior to the date of entry into the sale or transfer agreement at issue. This Section XIV.T shall be enforceable solely by the Enforcement Committee, and any objection under this Section XIV.T not raised within twenty (20) calendar days of the announcement of the relevant transaction is waived. Any dispute under this Section XIV.T shall be a National Dispute as described in Section VI.F.2 and must be raised exclusively with the National Arbitration Panel as described therein within twenty (20) calendar days of the announcement, and the sole remedy shall be an order enjoining the transaction.

3. A Settling Distributor shall not, in one (1) transaction or a series of related transactions, sell or transfer (other than sales or transfers to an entity owned directly or indirectly by such Settling Distributor) more than twenty-five percent (25%) of the distribution centers within its Full-Line Wholesale Pharmaceutical Distribution Business (as that term is defined in the Injunctive Relief Terms) where the sale or transfer is announced after the Reference Date, unless the Settling Distributor obtains the acquiror’s agreement that it will be bound by the Injunctive Relief Terms.

U. Modification, Amendment, Alteration. After the Reference Date, any modification, amendment, or alteration of this Agreement by the Parties shall be binding only if evidenced in writing signed by the Settling Distributor to which the modification, amendment, or alteration applies, if the change applies to less than all Settling Distributors, along with the signatures of at least thirty-seven of those then serving Attorneys General of the Settling States along with a representation from each Attorney General that either: (1) the advisory committee or similar entity established or recognized by that Settling State (either pursuant to Section V.E.2.d, by a State-Subdivision Agreement, or by statute) voted in favor of the modification, amendment or alteration of this Agreement including at least one member appointed by the Participating Subdivisions listed on Exhibit G; or (2) in States without any advisory committee, that 50.1% (by population) of the Participating Subdivisions listed on Exhibit G expressed approval of the modification, amendment, or alteration of this Agreement in a writing.

V. Termination.

1. Unless otherwise agreed to by each of the Settling Distributors and the Settling State in question, this Agreement and all of its terms (except Section XIV.P and any other non-admissibility provisions, which shall continue in full force and effect) shall be canceled and terminated with respect to the Settling State, and the Agreement and all orders issued by the courts in the Settling State pursuant to the Agreement shall become null and void and of no effect if one or more of the following conditions applies:

a. a Consent Judgment approving this Agreement without modification of any of the Agreement’s terms has not been entered as to the Settling State by a court of competent jurisdiction on or before one hundred eighty (180) calendar days after the Effective Date;

b. this Agreement or the Consent Judgment as to that Settling State has been disapproved by a court of competent jurisdiction to which it was presented for approval and/or entry (or, in the event of an appeal from or review of a decision of such a court to approve this Agreement and the Consent Judgment, by the court hearing such appeal or conducting such review), and the time to appeal from such disapproval has expired, or, in the event of an appeal from such disapproval, the appeal has been dismissed or the disapproval has been affirmed by the court of last resort to which such appeal has been taken and such dismissal or disapproval has become no longer subject to further appeal (including, without limitation, review by the United States Supreme Court); or

2. If this Agreement is terminated with respect to a Settling State for whatever reason pursuant to Section XIV.V.1, then:

a. an applicable statute of limitation or any similar time requirement (excluding any statute of repose) shall be tolled from the date the Settling State signed this Agreement until the later of the time permitted by applicable law or for one year from the date of such termination, with the effect that the Settling Distributors and the Settling State in question shall be in the same position with respect to the statute of limitation as they were at the time the Settling State filed its action; and

b. the Settling Distributors and the Settling State in question shall jointly move the relevant court of competent jurisdiction for an order reinstating the actions and claims dismissed pursuant to the terms of this Agreement governing dismissal, with the effect that the Settling Distributors and the Settling State in question shall be in the same position with respect to those actions and claims as they were at the time the action or claim was stayed or dismissed.

3. Unless each of the Settling Distributors and the Enforcement Committee agrees otherwise, this Agreement, with the exception of the Injunctive Relief Terms that have their own provisions on duration, shall terminate as to all Parties as of the Payment Date for Payment Year 18, provided that all Settling Distributors that as of that date are not Bankrupt Settling Distributors have performed their Payment obligations under the Agreement as of that date. If fewer than all Settling Distributors that as of that date are not Bankrupt Settling Distributors have performed their Payment obligations under the Agreement as of that date, then the Agreement shall terminate as of that date as to any Settling Distributor that has performed its Payment obligations under the Agreement and the Agreement (a) shall terminate as to each of the remaining Settling Distributors that as of that date is not a Bankrupt Settling Distributor at such time as each performs its Payment obligations under the Agreement and (b) shall terminate as to all Parties at such time as all Settling Distributors that are not Bankrupt Settling Distributors have performed their Payment obligations under the Agreement. Notwithstanding any other provision in this Section XIV.V.3 or in this Agreement, all releases under this Agreement will remain effective despite any termination under this Section XIV.V.3.

W. Governing Law. Except (1) as otherwise provided in this Agreement or (2) as necessary, in the sole judgment of the National Arbitration Panel, to promote uniformity of interpretation for matters within the scope of the National Arbitration Panel’s authority, this Agreement shall be governed by and interpreted in accordance with the respective laws of the Settling State, without regard to the conflict of law rules of such Settling State, that is seeking to enforce the Agreement against Settling Distributor(s) or against which Settling Distributor(s) are seeking enforcement. Notwithstanding any other provision in this subsection on governing law, any disputes relating to the Settlement Fund Escrow shall be governed by and interpreted in accordance with the law of the state where the escrow agent has its primary place of business .

X. Bankruptcy. The following provisions shall apply if a Settling Distributor enters Bankruptcy (a Settling Distributor which does so and takes the actions, or is otherwise subjected to the actions, referred to in (i) and/or (ii) herein being referred to as a “Bankrupt Settling Distributor”) and (i) the Bankrupt Settling Distributor’s bankruptcy estate recovers, pursuant to 11 U.S.C. § 550, any payments made under this Agreement, or (ii) this Agreement is deemed executory and is rejected by such Settling Distributor pursuant to 11 U.S.C. § 365:

1. In the event that both a number of Settling States equal to at least seventy-five percent (75%) of the total number of Settling States and Settling States having aggregate Overall Allocation Percentages as set forth on Exhibit F equal to at least seventy-five percent (75%) of the total aggregate Overall Allocation Percentages assigned to all Settling States deem (by written notice to the Settling Distributors other than the Bankrupt Settling Distributor) that the financial obligations of this Agreement have been terminated and rendered null and void as to such Bankrupt Settling Distributor (except as provided in Section XIV.X.1.a) due to a material breach by such Bankrupt Settling Distributor, whereupon, with respect to all Settling States:

a. all agreements, all concessions, all reductions of Releasing Parties’ Claims, and all releases and covenants not to sue, contained in this Agreement shall immediately and automatically be deemed null and void as to such Bankrupt Settling Distributor; the Settling States shall be deemed immediately and automatically restored to the same position they were in immediately prior to their entry into this Settlement Agreement in respect to such Bankrupt Settling Distributor and the Settling States shall have the right to assert any and all claims against such Bankrupt Settling Distributor in the Bankruptcy or otherwise, subject to any automatic stay, without regard to any limits or agreements as to the amount of the settlement otherwise provided in this Agreement; provided, however, that notwithstanding the foregoing sentence, (i) all reductions of Releasing Parties’ Claims, and all releases and covenants not to sue, contained in this Agreement shall remain in full force and effect as to all persons or entities other than the Bankrupt Settling Distributor itself; and (ii) in the event a Settling State asserts any Released Claim against a Bankrupt Settling Distributor after the rejection and/or termination of this Agreement with respect to such Settling Distributor as described in this Section XIV.X.1.a and receives a judgment, settlement or distribution arising from such Released Claim, then the amount of any payments such Settling State has previously received from such Bankrupt Settling Distributor under this Agreement shall be applied to reduce the amount of any such judgment, settlement or distribution (provided that no credit shall be given against any such judgment, settlement or distribution for any payment that such Settling State is required to disgorge or repay to the Bankrupt Settling Distributor’s bankruptcy estate); and

b. the Settling States may exercise all rights provided under the federal Bankruptcy Code (or other applicable bankruptcy or non-bankruptcy law) with respect to their Claims against such Bankrupt Settling Distributor subject to all defenses and rights of the Bankrupt Settling Distributor.

EXHIBIT A

Alleged Harms

The following export reports that were filed in connection with the case captioned In re National Prescription Opiate Litigation, No. 1-17-md-02804 (S.D. Ohio):

1.	Expert report of Professor David Cutler, dated March 25, 2019.
2.	Expert report of Dr. Jeffrey B. Liebman, dated March 25, 2019.
3.	Expert report of Professor Thomas McGuire regarding damages to Bellwethers, dated March 25, 2019.
4.	Report of Professor Thomas McGuire regarding public nuisance, dated March 25, 2019.

A-1

EXHIBIT B

Enforcement Committee Organizational Bylaws

ARTICLE I

These bylaws constitute the code of rules adopted by the Settling States and Participating Subdivisions for the creation of an Enforcement Committee (the “Committee”) to exist and operate during the term of the Agreement with the Settling Distributors and shall control the regulation and management of the Committee’s affairs.

ARTICLE II

Purpose

The Committee is organized for the sole purpose of evaluating and taking such action as deemed reasonable, necessary, and appropriate by the members of the Committee on the matters delegated to the Committee under that certain Settlement Agreement between the Settling States and the Settling Distributors dated July 21, 2021.

ARTICLE III

Members of the Committee

(1)	Number of Members

The Committee will consist of seventeen (17) members (the “Members”). Upon majority resolution of the Committee, the number of Members may be increased or decreased from time to time, but in no event shall a decrease have the effect of decreasing the total number of Members to less than seven Members.

(2)	Initial Members

The Committee initially will consist of eleven Settling State Members and six Participating Subdivision Members, three of the Participating Subdivisions shall be counties and three shall be municipalities. The initial Settling State Members are representatives from: Connecticut, Delaware, Florida, Georgia, Massachusetts, New York, North Carolina, Ohio, Pennsylvania, Tennessee, and Texas. The initial Participating Subdivision Members are: (a) Bexar County, Texas; (b) Broward County, Florida; (c) Chicago, Illinois; (d) Cincinnati, Ohio; (e) Nashville, Tennessee; and (f) Nassau County, New York. Until the Reference Date contained in the Settlement Agreement, the Participating Subdivisions may designate their outside counsel to serve as their representative. After the Reference Date, an employee or official of the Participating Subdivision must be the designated as the representative of the Participating Subdivision.

(3)	Term of Members

The term of office for Members of the Committee will be until the end of the term of the Settlement Agreement, eighteen (18) years, unless and until a Member withdraws or resigns from the Committee.

(4)	Resignation

Any Member may resign at any time by delivering written notice to the Chairperson of the Committee. Such resignation shall take effect upon receipt or, if later, at the time specified in the notice.

(5)	Removal

(a) Any Member may be removed without cause, at any time, by a majority of the entire Committee, at a Regular or Special Meeting called for that purpose. Any Member under consideration of removal must first be notified about the consideration by written notice at least five days prior to the meeting at which the vote takes place.

(b) In the event that any Member is not a Settling State or a Participating Subdivision or the Member subsequently becomes a Later Litigating Subdivision or otherwise does not support the Agreement, the Member shall be removed immediately without notice or vote of the Committee.

(6)	Vacancies

In the event of a vacancy, the Members of the same type (Settling State or Participating Subdivision) shall select another Settling State or Participating Subdivision to fill that Member’s position.

(7)	Compensation

Members shall not receive any salaries or other compensation for their services, but, by resolution of the Committee, may be reimbursed for any actual expenses incurred in the performance of their duties for the Committee, as long as a majority of disinterested Members approve the reimbursement. Any reimbursement shall be sought from the Settlement Fund Administrator.

ARTICLE IV

Conflicts of Interest and Code of Ethics

If a Member, agent, or employee of the Committee has a conflict of interest, he or she may not participate in a vote, discussion, or decision about the matter. Each Member shall follow any applicable state or local law with respect to conflicts, gifts, and ethics.

ARTICLE V

Committee Meetings

(1)	Place of Meetings

Meetings of the Committee will be held at any place that the Chairperson may designate, including by telephonic or electronic means.

(2)	Regular Meetings

Regular meetings of the Committee shall be held as deemed necessary by the by the Chairperson or any three members.

(3)	Notice of Meetings

Written notice of the date, time, place and subject of each meeting must be provided to the Members at least 72 hours before the scheduled time of the meeting, except when there is an emergency or urgent public necessity.

(4)	Quorum

A majority of the incumbent Members (not counting vacancies) shall constitute a quorum for the purposes of convening a meeting or conducting business.

(5)	Voting and Proxy

When it is necessary to vote on any matter before the Committee, Members may vote by electronic means as provided in these Bylaws. Proxy voting is permitted. In order for a matter to pass, the matter must have a majority vote of Members present and must have at least one vote from a Settling State Member and a Participating Subdivision Member. In the event that there is a Quorum, but no Settling State or Participating Subdivision Member is present, then a matter may pass with a simple majority vote.

(6)	Minutes

The Committee shall prepare and keep minutes. The minutes must state the subject of each deliberation and indicate each vote, order, decision, or other action taken.

ARTICLE VI

Officers

(1)	Roster of Officers

The Committee shall have a Chairperson, a Vice Chairperson, and a Secretary. The Committee may have at its discretion, such other officers as may be appointed by the Members of the Committee. One person may hold two or more offices, except those serving as Chairperson.

(2)	Election and Removal of Officers

All officers shall serve two-year terms. The election shall be conducted at the first meeting of the fiscal year. Officers shall remain in office until their successors have been selected. Officers may serve consecutive terms without limit. The election of officers shall be by majority vote of the Members of the Committee attending the meeting.

(3)	Vacancies

If a vacancy occurs during the term of office for any elected officer, the Members of the Committee shall elect a new officer to fill the remainder of the term as soon as practical, by majority vote of Members present.

(4)	Chairperson

The Chairperson will supervise and control the affairs of the Committee and shall exercise such supervisory powers as may be given him/her by the Members of the Committee. The Chairperson will perform all duties incident to such office and such other duties as may be provided in these bylaws or as may be prescribed from time to time by the Committee. The Chairperson shall preside at all meetings and shall exercise parliamentary control in accordance with Robert’s Rules of Order.

(5)	Vice Chairperson

The Vice Chairperson shall act in place of the Chairperson in the event of the Chairperson’s absence, inability, or refusal to act, and shall exercise and discharge such other duties as may be required by the Committee. The Vice Chairperson shall serve as the parliamentarian and interpret any ambiguities of the bylaws.

(6)	Secretary

The Secretary will keep and maintain all records related to the Committee and take minutes of all meetings.

(7)	Records

All elected officers and committee chairpersons shall relinquish their records to the Chairperson immediately upon the completion of their term of office or completion of their term of office or completion of a project.

(8)	Resignation

An officer may resign the office while not resigning membership from the Committee, by submitting a letter to the Chairperson. Vacancies occurring in any office shall be appointed for the remainder of the term.

ARTICLE VII

Duties

(1)	Prior to the Reference Date

The Committee shall be responsible for any additional negotiations with the Settling Distributors, including, but not limited to, negotiating extensions of any periods created by the Settlement Agreement.

(2)	After the Enforcement Date

The Committee shall establish procedures for the receipt of notices that a dispute exists concerning the Agreement and review of such disputes, pursuant to Section VI of the Agreement. Members may engage with Settling Distributors, Settling States, and Participating Subdivisions attempting to resolve any dispute without further action by the Committee. The Committee may request additional information from Settling Distributors, Settling States, and Participating Subdivisions to the extent the Committee believes such information is necessary to understand, resolve, or provide advice related to a dispute. The Committee shall endeavor to provide advice relative to the dispute no later than 60 days after receipt of notice.

ARTICLE VIII

Rules of Procedure

The proceedings and business of the Committee shall be governed by Robert’s Rules of Order unless otherwise waived by the Committee.

ARTICLE IX

Operations

(1)	Records

The Committee will keep correct and complete records and will also keep minutes of the proceedings of the Committee meetings and Committees. The Committee will keep at its principal place of business at a place designated by the Chairperson.

All elected officers and committee chairpersons shall relinquish their records to the Chairperson, immediately upon the completion of their term of office.

(2)	Inspection of Books and Records

The minutes of a meeting are public records and shall be available for public inspection and copying on request to the Committee’s Chairperson or the Chairperson’s designee.

(3)	Amendments

The bylaws may be amended at any time by a vote of a majority of Members present and must have at least one vote from a Settling State Member and a Participating Subdivision Member. In the event that there is a Quorum, but no Settling State or Participating Subdivision Member is present, then a matter may pass with a simple majority vote.

EXHIBIT C

Litigating Subdivisions List12

1.	Abbeville (AL), City of, Alabama
2.	Albertville (AL), City of, Alabama
3.	Alexander City (AL), City of, Alabama
4.	Anniston (AL), City of, Alabama
5.	Arab (AL), City of, Alabama
6.	Argo (AL), City of, Alabama
7.	Ashland (AL), City of, Alabama
8.	Ashville (AL), City of, Alabama
9.	Athens (AL), City of, Alabama
10.	Attalla (AL), City of, Alabama
11.	Attentus Mouton, LLC d/b/a Lawrence Medical Center (AL), Alabama
12.	Auburn (AL), City of, Alabama
13.	Autauga (AL), County of, Alabama
14.	Baldwin (AL), County of, Alabama
15.	Barbour (AL), County of, Alabama
16.	Berry (AL), Town of, Alabama
17.	Bibb (AL), County of, Alabama
18.	Birmingham (AL), City of, Alabama
19.	Blount (AL), County of, Alabama
20.	Boaz (AL), City of, Alabama
21.	Brent (AL), City of, Alabama
22.	Bridgeport (AL), City of, Alabama
23.	Brookwood (AL), Town of, Alabama
24.	Brundidge (AL), City of, Alabama
25.	Bullock (AL), County of, Alabama
26.	Butler (AL), County of, Alabama
27.	Butler (AL), Town of, Alabama
28.	Calera (AL), City of, Alabama
29.	Calhoun (AL), County of, Alabama
30.	Camp Hill (AL), Town of, Alabama
31.	Carbon Hill (AL), City of, Alabama
32.	Cedar Bluff (AL), Town of, Alabama
33.	Center Point (AL), City of, Alabama
34.	Centre (AL), City of, Alabama
35.	Centreville (AL), City of, Alabama
36.	Chambers (AL), County of, Alabama

37.	Cherokee (AL), County of, Alabama
38.	Cherokee (AL), Town of, Alabama
39.	Chickasaw (AL), City of, Alabama
40.	Chilton (AL), County of, Alabama
41.	Choctaw (AL), County of, Alabama
42.	Clanton (AL), City of, Alabama
43.	Clarke (AL), County of, Alabama
44.	Clay (AL), County of, Alabama
45.	Cleburne (AL), County of, Alabama
46.	Cleveland (AL), Town of, Alabama
47.	Coffee (AL), County of, Alabama
48.	Colbert (AL), County of, Alabama
49.	Conecuh (AL), County of, Alabama
50.	Coosa (AL), County of, Alabama
51.	Cordova (AL), City of, Alabama
52.	Covington (AL), County of, Alabama
53.	Crenshaw (AL), County of, Alabama
54.	Cullman (AL), City of, Alabama
55.	Cullman (AL), County of, Alabama
56.	Cullman Regional Medical Center, Inc. (AL), Alabama
57.	Dadeville (AL), City of, Alabama
58.	Dale (AL), County of, Alabama
59.	Daleville (AL), City of, Alabama
60.	Dallas (AL), County of, Alabama
61.	Daphne (AL), City of, Alabama
62.	Dauphin Island (AL), Town of, Alabama
63.	Decatur (AL), City of, Alabama
64.	DeKalb (AL), County of, Alabama
65.	Demopolis (AL), City of, Alabama
66.	Dora (AL), City of, Alabama
67.	Dothan (AL), City of, Alabama
68.	Double Springs (AL), Town of, Alabama
69.	Douglas (AL), Town of, Alabama
70.	Enterprise (AL), City of, Alabama
71.	Escambia (AL), County of, Alabama
72.	Etowah (AL), County of, Alabama

[12]

For purposes of calculating the percentage of Litigating Subdivisions pursuant to Section IV.F.2.b and Exhibit H, an individual Litigating Subdivision shall not be included more than once in the numerator, and shall not be included more than once in the denominator, of the calculation regardless if it (or any of its officials) is named as multiple plaintiffs in the same lawsuit; provided, however, that for the avoidance of doubt, no Litigating Subdivision will be excluded from the numerator or denominator under this sentence unless a Litigating Subdivision otherwise counted in the denominator has the authority to release the Claims (consistent with Section XI) of the Litigating Subdivision to be excluded.

73.	Etowah (AL), County of (Sheriff), Alabama
74.	Eufaula (AL), City of, Alabama
75.	Evergreen (AL), City of, Alabama
76.	Fairfield (AL), City of, Alabama
77.	Family Oriented Primary Health Care Clinic (AL), Alabama
78.	Faunsdale (AL), Town of, Alabama
79.	Fayette (AL), City of, Alabama
80.	Fayette (AL), County of, Alabama
81.	Fayette (AL), County of (Sheriff), Alabama
82.	Florence (AL), City of, Alabama
83.	Foley (AL), City of, Alabama
84.	Fort Deposit (AL), Town of, Alabama
85.	Fort Payne (AL), City of, Alabama
86.	Franklin (AL), County of, Alabama
87.	Fultondale (AL), City of, Alabama
88.	Gadsden (AL), City of, Alabama
89.	Geneva (AL), City of, Alabama
90.	Geneva (AL), County of, Alabama
91.	Geneva County Health Care Authority (AL), Alabama
92.	Georgiana (AL), City of, Alabama
93.	Geraldine (AL), Town of, Alabama
94.	Gilbertown (AL), Town of, Alabama
95.	Grant (AL), Town of, Alabama
96.	Graysville (AL), City of, Alabama
97.	Greene (AL), County of, Alabama
98.	Greene County Hospital Board (AL), Alabama
99.	Greensboro (AL), City of, Alabama
100.	Greenville (AL), City of, Alabama
101.	Guin (AL), City of, Alabama
102.	Guntersville (AL), City of, Alabama
103.	Gurley (AL), Town of, Alabama
104.	Hale (AL), County of, Alabama
105.	Haleyville (AL), City of, Alabama
106.	Hamilton (AL), City of, Alabama
107.	Hammondville (AL), Town of, Alabama
108.	Hartselle (AL), City of, Alabama
109.	Headland (AL), City of, Alabama
110.	Health Care Authority of Cullman County (AL), Alabama
111.	Health Care Authority of the City of Huntsville d/b/a HH Health System, et al. (AL), Alabama
112.	Henagar (AL), City of, Alabama
113.	Henry (AL), County of, Alabama
114.	HH Health System-Athens Limestone, LLC d/b/a Athens Limestone Hospital (AL), Alabama

115.	HH Health System-Morgan, LLC d/b/a Decatur Morgan Hospital-Decatur and Decatur Morgan Hospital-Parkway (AL), Alabama
116.	HH Health System-Shoals, LLC d/b/a Helen Keller Hospital and Red Bay Hospital (AL), Alabama
117.	Homewood (AL), City of, Alabama
118.	Hoover (AL), City of, Alabama
119.	Houston (AL), County of, Alabama
120.	Hueytown (AL), City of, Alabama
121.	Huntsville (AL), City of, Alabama
122.	J. Paul Jones Hospital (AL), Alabama
123.	Jackson (AL), County of, Alabama
124.	Jackson County Health Care Authority (AL), Alabama
125.	Jacksonville (AL), City of, Alabama
126.	Jasper (AL), City of, Alabama
127.	Jefferson (AL), County of, Alabama
128.	Jefferson (AL), County of (Sheriff), Alabama
129.	Killen (AL), City of, Alabama
130.	Lamar (AL), County of, Alabama
131.	Lamar (AL), County of (Sheriff), Alabama
132.	Lanett (AL), City of, Alabama
133.	Lauderdale (AL), County of, Alabama
134.	Lawrence (AL), County of, Alabama
135.	Leeds (AL), City of, Alabama
136.	Leesburg (AL), City of, Alabama
137.	Leighton (AL), Town of, Alabama
138.	Level Plains (AL), City of, Alabama
139.	Limestone (AL), County of, Alabama
140.	Lincoln (AL), City of, Alabama
141.	Linden (AL), City of, Alabama
142.	Locust Fork (AL), Town of, Alabama
143.	Louisville (AL), City of, Alabama
144.	Lowndes (AL), County of, Alabama
145.	Luverne (AL), City of, Alabama
146.	Macon (AL), County of, Alabama
147.	Madison (AL), City of, Alabama
148.	Madison (AL), County of, Alabama
149.	Marengo (AL), County of, Alabama
150.	Marion (AL), City of, Alabama
151.	Marion (AL), County of, Alabama
152.	Marshall (AL), County of, Alabama
153.	Marshall County (AL) Health Care Authority, Alabama
154.	McKenzie (AL), Town of, Alabama
155.	Midfield (AL), City of, Alabama
156.	Mobile (AL), City of, Alabama
157.	Mobile (AL), County Board of Health, Alabama
158.	Mobile (AL), County of, Alabama

159.	Monroe (AL), County of, Alabama
160.	Monroe County Healthcare Authority (AL), Alabama
161.	Monroe County Healthcare Authority d/b/a Monroe County Hospital (AL), Alabama
162.	Monroeville (AL), City of, Alabama
163.	Montgomery (AL), City of, Alabama
164.	Montgomery (AL), County of, Alabama
165.	Moody (AL), City of, Alabama
166.	Morgan (AL), County of, Alabama
167.	Moulton (AL), City of, Alabama
168.	Mountain Brook (AL), City of, Alabama
169.	Munford (AL), Town of, Alabama
170.	Muscle Shoals (AL), City of, Alabama
171.	Nauvoo (AL), City of, Alabama
172.	New Hope (AL), City of, Alabama
173.	Northport (AL), City of, Alabama
174.	Oakman (AL), Town of, Alabama
175.	Oneonta (AL), City of, Alabama
176.	Opelika (AL), City of, Alabama
177.	Opp (AL), City of, Alabama
178.	Orange Beach (AL), City of, Alabama
179.	Oxford (AL), City of, Alabama
180.	Ozark (AL), City of, Alabama
181.	Parrish (AL), City of, Alabama
182.	Pell City (AL), City of, Alabama
183.	Perry (AL), County of, Alabama
184.	Phenix (AL), City of, Alabama
185.	Pickens (AL), County of, Alabama
186.	Piedmont (AL), City of, Alabama
187.	Pike (AL), County of, Alabama
188.	Pleasant Grove (AL), City of, Alabama
189.	Powell (AL), Town of, Alabama
190.	Prattville (AL), City of, Alabama
191.	Priceville (AL), Town of, Alabama
192.	Prichard (AL), City of, Alabama
193.	Ragland (AL), City of, Alabama
194.	Rainbow City (AL), City of, Alabama
195.	Rainsville (AL), City of, Alabama
196.	Red Bay (AL), City of, Alabama
197.	Robertsdale (AL), City of, Alabama
198.	Rockford (AL), Town of, Alabama
199.	Russell (AL), County of, Alabama
200.	Russellville (AL), City of, Alabama
201.	Satsuma (AL), City of, Alabama
202.	Scottsboro (AL), City of, Alabama
203.	Selma (AL), City of, Alabama
204.	Sheffield (AL), City of, Alabama
205.	Shelby (AL), County of, Alabama
206.	Sipsey (AL), City of, Alabama
207.	Slocomb (AL), City of, Alabama
208.	Spanish Fort (AL), City of, Alabama
209.	Springville (AL), City of, Alabama

210.	St. Clair (AL), County of, Alabama
211.	Sumiton (AL), City of, Alabama
212.	Sumter (AL), County of, Alabama
213.	Sweet Water (AL), Town of, Alabama
214.	Sylacauga (AL), City of, Alabama
215.	Talladega (AL), City of, Alabama
216.	Talladega (AL), County of, Alabama
217.	Tallapoosa (AL), County of, Alabama
218.	Tarrant (AL), City of, Alabama
219.	The Bibb County Healthcare Authority (AL), Alabama
220.	The Dale County Healthcare Authority (AL), Alabama
221.	The DCH Health Care Authority (AL), Alabama
222.	The Health Care Authority of Morgan County—City of Decatur (AL), Alabama
223.	The Health Care Authority of the City of Huntsville d/b/a Hunstville Hospital (AL), Alabama
224.	The Health Care Authority of the City of Huntsville d/b/a Huntsville Hospital for Women and Children (AL), Alabama
225.	The Health Care Authority of the City of Huntsville d/b/a Madison Hospital (AL), Alabama
226.	The Healthcare Authority for Baptist Health (AL), Alabama
227.	The Sylacauga Health Care Authority (AL), Alabama
228.	The Tombigbee Health Care Authority (AL), Alabama
229.	Thomasville (AL), City of, Alabama
230.	Troy (AL), City of, Alabama
231.	Trussville (AL), City of, Alabama
232.	Tuscaloosa (AL), City of, Alabama
233.	Tuscaloosa (AL), County of, Alabama
234.	Tuscumbia (AL), City of, Alabama
235.	Tuskegee (AL), City of, Alabama
236.	Union Springs (AL), City of, Alabama
237.	Uniontown (AL), City of, Alabama
238.	Vance (AL), Town of, Alabama
239.	Vernon (AL), City of, Alabama
240.	Vestavia Hills (AL), City of, Alabama
241.	Walker (AL), County of, Alabama
242.	Washington (AL), County of, Alabama
243.	Weaver (AL), City of, Alabama
244.	West Blocton (AL), Town of, Alabama
245.	Wilcox (AL), County of, Alabama
246.	Winfield (AL), City of, Alabama
247.	Woodville (AL), Town of, Alabama
248.	Yellow Bluff (AL), Town of, Alabama
249.	Apache (AZ), County of, Arizona

250.	Arizona Municipal Risk Retention Pool (AZ), Arizona
251.	Bullhead City (AZ), City of, Arizona
252.	Cochise (AZ), County of, Arizona
253.	Glendale (AZ), City of, Arizona
254.	Kingman (AZ), City of, Arizona
255.	La Paz (AZ), County of, Arizona
256.	Maricopa (AZ), County of, Arizona
257.	Mohave (AZ), County of, Arizona
258.	Navajo (AZ), County of, Arizona
259.	Phoenix (AZ), City of, Arizona
260.	Pima (AZ), County of, Arizona
261.	Pinal (AZ), County of, Arizona
262.	Prescott (AZ), City of, Arizona
263.	Surprise (AZ), City of, Arizona
264.	Tucson (AZ), The City of, Arizona
265.	Yuma (AZ), County of, Arizona
266.	Adona (AR), City of, Arkansas
267.	Alexander (AR), City of, Arkansas
268.	Alicia (AR), City of, Arkansas
269.	Allport (AR), City of, Arkansas
270.	Alma (AR), City of, Arkansas
271.	Almyra (AR), City of, Arkansas
272.	Alpena (AR), City of, Arkansas
273.	Altheimer (AR), City of, Arkansas
274.	Altus (AR), City of, Arkansas
275.	Amagon (AR), City of, Arkansas
276.	Amity (AR), City of, Arkansas
277.	Anthonyvile (AR), City of, Arkansas
278.	Antoine (AR), City of, Arkansas
279.	Arkadelphia (AR), City of, Arkansas
280.	Arkansas (AR), County of, Arkansas
281.	Arkansas City (AR), City of, Arkansas
282.	Ash Flat (AR), City of, Arkansas
283.	Ashdown (AR), City of, Arkansas
284.	Ashley (AR), County of, Arkansas
285.	Atkins (AR), City of, Arkansas
286.	Aubrey (AR), City of, Arkansas
287.	Augusta (AR), City of, Arkansas
288.	Austin (AR), City of, Arkansas
289.	Avoca (AR), City of, Arkansas
290.	Bald Knob (AR), City of, Arkansas
291.	Banks (AR), City of, Arkansas
292.	Barling (AR), City of, Arkansas
293.	Bassett (AR), City of, Arkansas
294.	Batesville (AR), City of, Arkansas
295.	Bauxite (AR), City of, Arkansas
296.	Baxter (AR), County of, Arkansas
297.	Bay (AR), City of, Arkansas
298.	Bearden (AR), City of, Arkansas
299.	Beaver (AR), City of, Arkansas
300.	Beebe (AR), City of, Arkansas
301.	Beedeville (AR), City of, Arkansas

302.	Bella Vista (AR), City of, Arkansas
303.	Bellefonte (AR), City of, Arkansas
304.	Belleville (AR), City of, Arkansas
305.	Ben Lomond (AR), City of, Arkansas
306.	Benton (AR), City of, Arkansas
307.	Benton (AR), County of, Arkansas
308.	Bentonville (AR), City of, Arkansas
309.	Bergman (AR), City of, Arkansas
310.	Berryville (AR), City of, Arkansas
311.	Bethel Heights (AR), City of, Arkansas
312.	Big Flat (AR), City of, Arkansas
313.	Bigelow (AR), City of, Arkansas
314.	Biggers (AR), City of, Arkansas
315.	Birdsong (AR), City of, Arkansas
316.	Biscoe (AR), City of, Arkansas
317.	Black Oak (AR), City of, Arkansas
318.	Black Rock (AR), City of, Arkansas
319.	Black Springs (AR), City of, Arkansas
320.	Blevins (AR), City of, Arkansas
321.	Blue Eye (AR), City of, Arkansas
322.	Blue Mountain (AR), City of, Arkansas
323.	Bluff City (AR), City of, Arkansas
324.	Blytheville (AR), City of, Arkansas
325.	Bodcaw (AR), City of, Arkansas
326.	Bonanza (AR), City of, Arkansas
327.	Bono (AR), City of, Arkansas
328.	Boone (AR), County of, Arkansas
329.	Booneville (AR), City of, Arkansas
330.	Bradford (AR), City of, Arkansas
331.	Bradley (AR), City of, Arkansas
332.	Bradley (AR), County of, Arkansas
333.	Branch (AR), City of, Arkansas
334.	Briarcliff (AR), City of, Arkansas
335.	Brinkley (AR), City of, Arkansas
336.	Brookland (AR), City of, Arkansas
337.	Bryant (AR), City of, Arkansas
338.	Buckner (AR), City of, Arkansas
339.	Bull Shoals (AR), City of, Arkansas
340.	Burdette (AR), City of, Arkansas
341.	Cabot (AR), City of, Arkansas
342.	Caddo Valley (AR), City of, Arkansas
343.	Caldwell (AR), City of, Arkansas
344.	Cale (AR), City of, Arkansas
345.	Calhoun (AR), County of, Arkansas
346.	Calico Rock (AR), City of, Arkansas
347.	Calion (AR), City of, Arkansas
348.	Camden (AR), City of, Arkansas
349.	Cammack Village (AR), City of, Arkansas
350.	Campbell Station (AR), City of, Arkansas
351.	Caraway (AR), City of, Arkansas
352.	Carlisle (AR), City of, Arkansas
353.	Carroll (AR), County of, Arkansas
354.	Carthage (AR), City of, Arkansas

355.	Casa (AR), City of, Arkansas
356.	Cash (AR), City of, Arkansas
357.	Caulksville (AR), City of, Arkansas
358.	Cave City (AR), City of, Arkansas
359.	Cave Springs (AR), City of, Arkansas
360.	Cedarville (AR), City of, Arkansas
361.	Centerton (AR), City of, Arkansas
362.	Central City (AR), City of, Arkansas
363.	Charleston (AR), City of, Arkansas
364.	Cherokee Village (AR), City of, Arkansas
365.	Cherry Valley (AR), City of, Arkansas
366.	Chester (AR), City of, Arkansas
367.	Chicot (AR), County of, Arkansas
368.	Chidester (AR), City of, Arkansas
369.	Clarendon (AR), City of, Arkansas
370.	Clark (AR), County of, Arkansas
371.	Clarksville (AR), City of, Arkansas
372.	Clay (AR), County of, Arkansas
373.	Cleburne (AR), County of, Arkansas
374.	Cleveland (AR), County of, Arkansas
375.	Clinton (AR), City of, Arkansas
376.	Coal Hill (AR), City of, Arkansas
377.	Colt (AR), City of, Arkansas
378.	Columbia (AR), County of, Arkansas
379.	Concord (AR), City of, Arkansas
380.	Conway (AR), City of, Arkansas
381.	Conway (AR), County of, Arkansas
382.	Corning (AR), City of, Arkansas
383.	Cotter (AR), City of, Arkansas
384.	Cotton Plant (AR), City of, Arkansas
385.	Cove (AR), City of, Arkansas
386.	Coy (AR), City of, Arkansas
387.	Craighead (AR), County of, Arkansas
388.	Crawford (AR), County of, Arkansas
389.	Crawfordsville (AR), City of, Arkansas
390.	Crittenden (AR), County of, Arkansas
391.	Cross (AR), County of, Arkansas
392.	Crossett (AR), City of, Arkansas
393.	Cushman (AR), City of, Arkansas
394.	Daisy (AR), City of, Arkansas
395.	Dallas (AR), County of, Arkansas
396.	Damascus (AR), City of, Arkansas
397.	Danville (AR), City of, Arkansas
398.	Dardanelle (AR), City of, Arkansas
399.	Datto (AR), City of, Arkansas
400.	De Queen (AR), City of, Arkansas
401.	Decatur (AR), City of, Arkansas
402.	Delaplaine (AR), City of, Arkansas
403.	Delight (AR), City of, Arkansas
404.	Dell (AR), City of, Arkansas
405.	Denning (AR), City of, Arkansas
406.	Dermott (AR), City of, Arkansas
407.	Des Arc (AR), City of, Arkansas

408.	Desha (AR), County of, Arkansas
409.	Devalls Bluff (AR), City of, Arkansas
410.	Dewitt (AR), City of, Arkansas
411.	Diamond City (AR), City of, Arkansas
412.	Diaz (AR), City of, Arkansas
413.	Dierks (AR), City of, Arkansas
414.	Donaldson (AR), City of, Arkansas
415.	Dover (AR), City of, Arkansas
416.	Dumas (AR), City of, Arkansas
417.	Dyer (AR), City of, Arkansas
418.	Dyess (AR), City of, Arkansas
419.	Earle (AR), City of, Arkansas
420.	East Camden (AR), City of, Arkansas
421.	Edmondson (AR), City of, Arkansas
422.	Egypt (AR), City of, Arkansas
423.	El Dorado (AR), City of, Arkansas
424.	Elaine (AR), City of, Arkansas
425.	Elkins (AR), City of, Arkansas
426.	Elm Springs (AR), City of, Arkansas
427.	Emerson (AR), City of, Arkansas
428.	Emmet (AR), City of, Arkansas
429.	England (AR), City of, Arkansas
430.	Enola (AR), City of, Arkansas
431.	Etowah (AR), City of, Arkansas
432.	Eudora (AR), City of, Arkansas
433.	Eureka Springs (AR), City of, Arkansas
434.	Evening Shade (AR), City of, Arkansas
435.	Everton (AR), City of, Arkansas
436.	Fairfield Bay (AR), City of, Arkansas
437.	Fargo (AR), City of, Arkansas
438.	Farmington (AR), City of, Arkansas
439.	Faulkner (AR), County of, Arkansas
440.	Felsenthal (AR), City of, Arkansas
441.	Fifty-Six (AR), City of, Arkansas
442.	Fisher (AR), City of, Arkansas
443.	Flippin (AR), City of, Arkansas
444.	Fordyce (AR), City of, Arkansas
445.	Foreman (AR), City of, Arkansas
446.	Forrest City (AR), City of, Arkansas
447.	Fort Smith (AR), City of, Arkansas
448.	Fouke (AR), City of, Arkansas
449.	Fountain Hill (AR), City of, Arkansas
450.	Fountain Lake (AR), City of, Arkansas
451.	Fourche (AR), City of, Arkansas
452.	Franklin (AR), City of, Arkansas
453.	Friendship (AR), City of, Arkansas
454.	Fulton (AR), City of, Arkansas
455.	Fulton (AR), County of, Arkansas
456.	Garfield (AR), City of, Arkansas
457.	Garland (AR), City of, Arkansas
458.	Garland (AR), County of, Arkansas
459.	Garner (AR), City of, Arkansas
460.	Gassville (AR), City of, Arkansas

461.	Gateway (AR), City of, Arkansas
462.	Gentry (AR), City of, Arkansas
463.	Georgetown (AR), City of, Arkansas
464.	Gilbert (AR), City of, Arkansas
465.	Gillett (AR), City of, Arkansas
466.	Gillham (AR), City of, Arkansas
467.	Gilmore (AR), City of, Arkansas
468.	Glenwood (AR), City of, Arkansas
469.	Goshen (AR), City of, Arkansas
470.	Gosnell (AR), City of, Arkansas
471.	Gould (AR), City of, Arkansas
472.	Grady (AR), City of, Arkansas
473.	Grannis (AR), City of, Arkansas
474.	Grant (AR), County of, Arkansas
475.	Gravette (AR), City of, Arkansas
476.	Green Forest (AR), City of, Arkansas
477.	Greenbrier (AR), City of, Arkansas
478.	Greene (AR), County of, Arkansas
479.	Greenland (AR), City of, Arkansas
480.	Greenway (AR), City of, Arkansas
481.	Greenwood (AR), City of, Arkansas
482.	Greers Ferry (AR), City of, Arkansas
483.	Griffithville (AR), City of, Arkansas
484.	Grubbs (AR), City of, Arkansas
485.	Guion (AR), City of, Arkansas
486.	Gum Springs (AR), City of, Arkansas
487.	Gurdon (AR), City of, Arkansas
488.	Guy (AR), City of, Arkansas
489.	Hackett (AR), City of, Arkansas
490.	Hamburg (AR), City of, Arkansas
491.	Hampton (AR), City of, Arkansas
492.	Hardy (AR), City of, Arkansas
493.	Harrell (AR), City of, Arkansas
494.	Harrisburg (AR), City of, Arkansas
495.	Harrison (AR), City of, Arkansas
496.	Hartford (AR), City of, Arkansas
497.	Hartman (AR), City of, Arkansas
498.	Haskell (AR), City of, Arkansas
499.	Hatfield (AR), City of, Arkansas
500.	Havana (AR), City of, Arkansas
501.	Haynes (AR), City of, Arkansas
502.	Hazen (AR), City of, Arkansas
503.	Heber Springs (AR), City of, Arkansas
504.	Hector (AR), City of, Arkansas
505.	Helena—West Helena (AR), City of, Arkansas
506.	Hempstead (AR), County of, Arkansas
507.	Hermitage (AR), City of, Arkansas
508.	Hickory Ridge (AR), City of, Arkansas
509.	Higden (AR), City of, Arkansas
510.	Higginson (AR), City of, Arkansas
511.	Highfill (AR), City of, Arkansas
512.	Highland (AR), City of, Arkansas

513.	Hindsville (AR), City of, Arkansas
514.	Holland (AR), City of, Arkansas
515.	Holly Grove (AR), City of, Arkansas
516.	Hope (AR), City of, Arkansas
517.	Horatio (AR), City of, Arkansas
518.	Horseshoe Bend (AR), City of, Arkansas
519.	Horseshoe Lake (AR), City of, Arkansas
520.	Hot Spring (AR), County of, Arkansas
521.	Hot Springs (AR), City of, Arkansas
522.	Houston (AR), City of, Arkansas
523.	Howard (AR), County of, Arkansas
524.	Hoxie (AR), City of, Arkansas
525.	Hughes (AR), City of, Arkansas
526.	Humnoke (AR), City of, Arkansas
527.	Humphrey (AR), City of, Arkansas
528.	Hunter (AR), City of, Arkansas
529.	Huntington (AR), City of, Arkansas
530.	Huntsville (AR), City of, Arkansas
531.	Huttig (AR), City of, Arkansas
532.	Imboden (AR), City of, Arkansas
533.	Independence (AR), County of, Arkansas
534.	Izard (AR), County of, Arkansas
535.	Jackson (AR), County of, Arkansas
536.	Jacksonport (AR), City of, Arkansas
537.	Jacksonville (AR), City of, Arkansas
538.	Jasper (AR), City of, Arkansas
539.	Jefferson (AR), County of, Arkansas
540.	Jennette (AR), City of, Arkansas
541.	Jericho (AR), City of, Arkansas
542.	Jerome (AR), City of, Arkansas
543.	Johnson (AR), City of, Arkansas
544.	Johnson (AR), County of, Arkansas
545.	Joiner (AR), City of, Arkansas
546.	Jonesboro (AR), City of, Arkansas
547.	Judsonia (AR), City of, Arkansas
548.	Junction City (AR), City of, Arkansas
549.	Keiser (AR), City of, Arkansas
550.	Kensett (AR), City of, Arkansas
551.	Kibler (AR), City of, Arkansas
552.	Kingsland (AR), City of, Arkansas
553.	Knobel (AR), City of, Arkansas
554.	Knoxville (AR), City of, Arkansas
555.	La Grange (AR), City of, Arkansas
556.	Lafayette (AR), County of, Arkansas
557.	Lafe (AR), City of, Arkansas
558.	Lake City (AR), City of, Arkansas
559.	Lake View (AR), City of, Arkansas
560.	Lake Village (AR), City of, Arkansas
561.	Lakeview (AR), City of, Arkansas
562.	Lamar (AR), City of, Arkansas
563.	Lavaca (AR), City of, Arkansas
564.	Leachville (AR), City of, Arkansas
565.	Lead Hill (AR), City of, Arkansas

566.	Lee (AR), County of, Arkansas
567.	Leola (AR), City of, Arkansas
568.	Lepanto (AR), City of, Arkansas
569.	Leslie (AR), City of, Arkansas
570.	Lewisville (AR), City of, Arkansas
571.	Lincoln (AR), City of, Arkansas
572.	Lincoln (AR), County of, Arkansas
573.	Little Flock (AR), City of, Arkansas
574.	Little River (AR), County of, Arkansas
575.	Little Rock (AR), City of, Arkansas
576.	Lockesburg (AR), City of, Arkansas
577.	Logan (AR), County of, Arkansas
578.	London (AR), City of, Arkansas
579.	Lonoke (AR), City of, Arkansas
580.	Lonoke (AR), County of, Arkansas
581.	Louann (AR), City of, Arkansas
582.	Luxora (AR), City of, Arkansas
583.	Lynn (AR), City of, Arkansas
584.	Madison (AR), City of, Arkansas
585.	Madison (AR), County of, Arkansas
586.	Magazine (AR), City of, Arkansas
587.	Magness (AR), City of, Arkansas
588.	Magnolia (AR), City of, Arkansas
589.	Malvern (AR), City of, Arkansas
590.	Mammoth Spring (AR), City of, Arkansas
591.	Manila (AR), City of, Arkansas
592.	Mansfield (AR), City of, Arkansas
593.	Marianna (AR), City of, Arkansas
594.	Marie (AR), City of, Arkansas
595.	Marion (AR), City of, Arkansas
596.	Marion (AR), County of, Arkansas
597.	Marked Tree (AR), City of, Arkansas
598.	Marmaduke (AR), City of, Arkansas
599.	Marvell (AR), City of, Arkansas
600.	Maumelle (AR), City of, Arkansas
601.	Mayflower (AR), City of, Arkansas
602.	Maynard (AR), City of, Arkansas
603.	McCaskill (AR), City of, Arkansas
604.	McCrae (AR), City of, Arkansas
605.	McCrory (AR), City of, Arkansas
606.	McDougal (AR), City of, Arkansas
607.	McGehee (AR), City of, Arkansas
608.	McNab (AR), City of, Arkansas
609.	Melbourne (AR), City of, Arkansas
610.	Mena (AR), City of, Arkansas
611.	Menifee (AR), City of, Arkansas
612.	Midland (AR), City of, Arkansas
613.	Miller (AR), County of, Arkansas
614.	Mineral Springs (AR), City of, Arkansas
615.	Minturn (AR), City of, Arkansas
616.	Mississippi (AR), County of, Arkansas
617.	Mitchellville (AR), City of, Arkansas
618.	Monette (AR), City of, Arkansas

619.	Monroe (AR), County of, Arkansas
620.	Montgomery (AR), County of, Arkansas
621.	Monticello (AR), City of, Arkansas
622.	Montrose (AR), City of, Arkansas
623.	Moorefield (AR), City of, Arkansas
624.	Moro (AR), City of, Arkansas
625.	Morrilton (AR), City of, Arkansas
626.	Morrison Bluff (AR), City of, Arkansas
627.	Mount Ida (AR), City of, Arkansas
628.	Mount Pleasant (AR), City of, Arkansas
629.	Mount Vernon (AR), City of, Arkansas
630.	Mountain Home (AR), City of, Arkansas
631.	Mountain Pine (AR), City of, Arkansas
632.	Mountainburg (AR), City of, Arkansas
633.	Mulberry (AR), City of, Arkansas
634.	Murfreesboro (AR), City of, Arkansas
635.	Nashville (AR), City of, Arkansas
636.	Nevada (AR), County of, Arkansas
637.	Newark (AR), City of, Arkansas
638.	Newport (AR), City of, Arkansas
639.	Newton (AR), County of, Arkansas
640.	Norfolk (AR), City of, Arkansas
641.	Norman (AR), City of, Arkansas
642.	Norphlet (AR), City of, Arkansas
643.	North Little Rock (AR), City of, Arkansas
644.	Oak Grove (AR), City of, Arkansas
645.	Oak Grove Heights (AR), City of, Arkansas
646.	Oakhaven (AR), City of, Arkansas
647.	Oden (AR), City of, Arkansas
648.	Ogden (AR), City of, Arkansas
649.	Oil Trough (AR), City of, Arkansas
650.	O’Kean (AR), City of, Arkansas
651.	Okolona (AR), City of, Arkansas
652.	Ola (AR), City of, Arkansas
653.	Omaha (AR), City of, Arkansas
654.	Oppelo (AR), City of, Arkansas
655.	Osceola (AR), City of, Arkansas
656.	Ouachita (AR), County of, Arkansas
657.	Oxford (AR), City of, Arkansas
658.	Ozan (AR), City of, Arkansas
659.	Ozark (AR), City of, Arkansas
660.	Palestine (AR), City of, Arkansas
661.	Pangburn (AR), City of, Arkansas
662.	Paragould (AR), City of, Arkansas
663.	Paris (AR), City of, Arkansas
664.	Parkdale (AR), City of, Arkansas
665.	Parkin (AR), City of, Arkansas
666.	Patmos (AR), City of, Arkansas
667.	Patterson (AR), City of, Arkansas
668.	Pea Ridge (AR), City of, Arkansas
669.	Peach Orchard (AR), City of, Arkansas
670.	Perla (AR), City of, Arkansas

671.	Perry (AR), City of, Arkansas
672.	Perry (AR), County of, Arkansas
673.	Perrytown (AR), City of, Arkansas
674.	Perryville (AR), City of, Arkansas
675.	Phillips (AR), County of, Arkansas
676.	Piggott (AR), City of, Arkansas
677.	Pike (AR), County of, Arkansas
678.	Pindall (AR), City of, Arkansas
679.	Pine Bluff (AR), City of, Arkansas
680.	Pineville (AR), City of, Arkansas
681.	Plainview (AR), City of, Arkansas
682.	Pleasant Plains (AR), City of, Arkansas
683.	Plumerville (AR), City of, Arkansas
684.	Pocahontas (AR), City of, Arkansas
685.	Poinsett (AR), County of, Arkansas
686.	Polk (AR), County of, Arkansas
687.	Pollard (AR), City of, Arkansas
688.	Pope (AR), County of, Arkansas
689.	Portia (AR), City of, Arkansas
690.	Portland (AR), City of, Arkansas
691.	Pottsville (AR), City of, Arkansas
692.	Powhatan (AR), City of, Arkansas
693.	Poyen (AR), City of, Arkansas
694.	Prairie (AR), County of, Arkansas
695.	Prairie Grove (AR), City of, Arkansas
696.	Prattsville (AR), City of, Arkansas
697.	Prescott (AR), City of, Arkansas
698.	Pulaski (AR), County of, Arkansas
699.	Pyatt (AR), City of, Arkansas
700.	Quitman (AR), City of, Arkansas
701.	Randolph (AR), County of, Arkansas
702.	Ratcliff (AR), City of, Arkansas
703.	Ravenden (AR), City of, Arkansas
704.	Ravenden Springs (AR), City of, Arkansas
705.	Rector (AR), City of, Arkansas
706.	Redfield (AR), City of, Arkansas
707.	Reed (AR), City of, Arkansas
708.	Reyno (AR), City of, Arkansas
709.	Rison (AR), City of, Arkansas
710.	Rockport (AR), City of, Arkansas
711.	Roe (AR), City of, Arkansas
712.	Rogers (AR), City of, Arkansas
713.	Rondo (AR), City of, Arkansas
714.	Rose Bud (AR), City of, Arkansas
715.	Rosston (AR), City of, Arkansas
716.	Rudy (AR), City of, Arkansas
717.	Russell (AR), City of, Arkansas
718.	Russellville (AR), City of, Arkansas
719.	Salem (AR), City of, Arkansas
720.	Salesville (AR), City of, Arkansas
721.	Saline (AR), County of, Arkansas
722.	Scott (AR), County of, Arkansas
723.	Scranton (AR), City of, Arkansas

724.	Searcy (AR), City of, Arkansas
725.	Searcy (AR), County of, Arkansas
726.	Sebastian (AR), County of, Arkansas
727.	Sedgwick (AR), City of, Arkansas
728.	Sevier (AR), County of, Arkansas
729.	Shannon Hills (AR), City of, Arkansas
730.	Sharp (AR), County of, Arkansas
731.	Sheridan (AR), City of, Arkansas
732.	Sherrill (AR), City of, Arkansas
733.	Sherwood (AR), City of, Arkansas
734.	Shirley (AR), City of, Arkansas
735.	Sidney (AR), City of, Arkansas
736.	Siloam Springs (AR), City of, Arkansas
737.	Smackover (AR), City of, Arkansas
738.	Smithville (AR), City of, Arkansas
739.	South Lead Hill (AR), City of, Arkansas
740.	Sparkman (AR), City of, Arkansas
741.	Springdale (AR), City of, Arkansas
742.	Springtown (AR), City of, Arkansas
743.	St. Charles (AR), City of, Arkansas
744.	St. Francis (AR), City of, Arkansas
745.	St. Francis (AR), County of, Arkansas
746.	St. Joe (AR), City of, Arkansas
747.	St. Paul (AR), City of, Arkansas
748.	Stamps (AR), City of, Arkansas
749.	Star City (AR), City of, Arkansas
750.	Stephens (AR), City of, Arkansas
751.	Stone (AR), County of, Arkansas
752.	Strawberry (AR), City of, Arkansas
753.	Strong (AR), City of, Arkansas
754.	Stuttgart (AR), City of, Arkansas
755.	Subiaco (AR), City of, Arkansas
756.	Success (AR), City of, Arkansas
757.	Sulphur Rock (AR), City of, Arkansas
758.	Sulphur Springs (AR), City of, Arkansas
759.	Summit (AR), City of, Arkansas
760.	Sunset (AR), City of, Arkansas
761.	Swifton (AR), City of, Arkansas
762.	Taylor (AR), City of, Arkansas
763.	Texarkana (AR), City of, Arkansas
764.	Thornton (AR), City of, Arkansas
765.	Tillar (AR), City of, Arkansas
766.	Tinsman (AR), City of, Arkansas
767.	Tollette (AR), City of, Arkansas
768.	Tontitown (AR), City of, Arkansas
769.	Traskwood (AR), City of, Arkansas
770.	Trumann (AR), City of, Arkansas
771.	Tuckerman (AR), City of, Arkansas
772.	Tull (AR), City of, Arkansas
773.	Tupelo (AR), City of, Arkansas
774.	Turrell (AR), City of, Arkansas
775.	Twin Groves (AR), City of, Arkansas
776.	Tyronza (AR), City of, Arkansas

777.	Ulm (AR), City of, Arkansas
778.	Union (AR), County of, Arkansas
779.	Valley Springs (AR), City of, Arkansas
780.	Van Buren (AR), City of, Arkansas
781.	Van Buren (AR), County of, Arkansas
782.	Vandervoort (AR), City of, Arkansas
783.	Victoria (AR), City of, Arkansas
784.	Vilonia (AR), City of, Arkansas
785.	Viola (AR), City of, Arkansas
786.	Wabbaseka (AR), City of, Arkansas
787.	Waldenburg (AR), City of, Arkansas
788.	Waldo (AR), City of, Arkansas
789.	Waldron (AR), County of, Arkansas
790.	Walnut Ridge (AR), City of, Arkansas
791.	Ward (AR), City of, Arkansas
792.	Warren (AR), City of, Arkansas
793.	Washington (AR), City of, Arkansas
794.	Washington (AR), County of, Arkansas
795.	Watson (AR), City of, Arkansas
796.	Weiner (AR), City of, Arkansas
797.	Weldon (AR), City of, Arkansas
798.	West Fork (AR), City of, Arkansas
799.	West Memphis (AR), City of, Arkansas
800.	West Point (AR), City of, Arkansas
801.	Western Grove (AR), City of, Arkansas
802.	Wheatley (AR), City of, Arkansas
803.	Whelen Springs (AR), City of, Arkansas
804.	White (AR), County of, Arkansas
805.	White Hall (AR), City of, Arkansas
806.	Wickes (AR), City of, Arkansas
807.	Widener (AR), City of, Arkansas
808.	Wiederkehr Village (AR), City of, Arkansas
809.	Williford (AR), City of, Arkansas
810.	Willisville (AR), City of, Arkansas
811.	Wilmar (AR), City of, Arkansas
812.	Wilmot (AR), City of, Arkansas
813.	Wilson (AR), City of, Arkansas
814.	Wilton (AR), City of, Arkansas
815.	Winchester (AR), City of, Arkansas
816.	Winslow (AR), City of, Arkansas
817.	Winthrop (AR), City of, Arkansas
818.	Woodruff (AR), County of, Arkansas
819.	Wooster (AR), City of, Arkansas
820.	Wrightsville (AR), City of, Arkansas
821.	Wynne (AR), City of, Arkansas
822.	Yell (AR), County of, Arkansas
823.	Yellville (AR), City of, Arkansas
824.	Zinc (AR), City of, Arkansas
825.	Alameda (CA), County of, California
826.	Amador (CA), County of, California
827.	Anaheim (CA), City of, California
828.	Butte (CA), County of, California

829.	Calaveras (CA), County of, California
830.	Chico (CA), City of, California
831.	Chula Vista (CA), City of, California
832.	Clearlake (CA), City of, California
833.	Contra Costa (CA), County of, California
834.	Costa Mesa (CA), City of, California
835.	Del Norte (CA), County of, California
836.	Downey Unified School District (CA), California
837.	Dublin (CA), City of, California
838.	El Dorado (CA), County of, California
839.	El Monte (CA), City of, California
840.	Elk Grove Unified School District (CA), California
841.	Encinitas (CA), City of, California
842.	Eureka (CA), City of, California
843.	Fresno (CA), County of, California
844.	Fullerton (CA), City of, California
845.	Glenn (CA), County of, California
846.	Health Plan of San Joaquin (CA), California
847.	Humboldt (CA), County of, California
848.	Huntington Beach (CA), City of, California
849.	Imperial (CA), County of, California
850.	Inland Empire Health Plan (CA), California
851.	Inyo (CA), County of, California
852.	Irvine (CA), City of, California
853.	Kern (CA), County of, California
854.	Kern High School District (CA), California
855.	La Habra (CA), City of, California
856.	La Mesa (CA), City of, California
857.	Laguna Beach (CA), City of, California
858.	Lakeport (CA), City of, California
859.	Lassen (CA), County of, California
860.	Los Angeles (CA), City of, California
861.	Los Angeles County (CA), Local Initiative Health Authority
862.	Los Angeles County o/a L.A. Care Health Plan (CA), Local Initiative Health Authority
863.	Madera (CA), County of, California
864.	Marin (CA), County of, California
865.	Mariposa (CA), County of, California
866.	Mendocino (CA), County of, California
867.	Merced (CA), County of, California
868.	Modoc (CA), County of, California
869.	Mono (CA), County of, California
870.	Monterey (CA), County of, California
871.	Montezuma (CA), Fire Protection District, California
872.	Murrieta (CA), City of, California

873.	Napa (CA), County of, California
874.	Nevada (CA), County of, California
875.	Oxnard (CA), City of, California
876.	Placentia (CA), City of, California
877.	Placer (CA), County of, California
878.	Plumas (CA), County of, California
879.	Riverside (CA), County of, California
880.	Sacramento (CA), City of, California
881.	Sacramento (CA), County of, California
882.	San Benito (CA), County of, California
883.	San Bernardino (CA), County of, California
884.	San Clemente (CA), City of, California
885.	San Diego (CA), City of, California
886.	San Diego (CA), County of, California
887.	San Francisco (CA), City of, California
888.	San Joaquin (CA), County of, California
889.	San Jose (CA), City of, California
890.	San Luis Obispo (CA), County of, California
891.	San Mateo (CA), County of, California
892.	Santa Ana (CA), City of, California
893.	Santa Barbara (CA), County of, California
894.	Santa Barbara San Luis Obispo Regional Heath Authority, d/b/a Central Hospital (CA), California
895.	Santa Cruz (CA), County of, California
896.	Shasta (CA), County of, California
897.	Siskiyou (CA), County of, California
898.	Sonoma (CA), County of, California
899.	Stockton (CA), City of, California
900.	Sutter (CA), County of, California
901.	Tehama (CA), County of, California
902.	Trinity (CA), County of, California
903.	Tulare (CA), County of, California
904.	Tuolumne (CA), County of, California
905.	Ventura (CA), County of, California
906.	Ventura County Medi-Cal Managed Care Commission d/b/a Gold Coast Health Plan (CA), California
907.	Westminster (CA), City of, California
908.	Yolo (CA), County of, California
909.	Yuba (CA), County of, California
910.	Adams (CO), County of (Board of Commissioners), Colorado
911.	Alamosa (CO), City of, Colorado
912.	Alamosa (CO), County of, Colorado
913.	Arapahoe (CO), County of (Board of Commissioners), Colorado
914.	Aurora (CO), City of, Colorado
915.	Black Hawk (CO), City of, Colorado
916.	Boulder (CO), County of (Board of Commissioners), Colorado

917.	Brighton (CO), City of, Colorado
918.	Broomfield (CO), City of, Colorado
919.	Chaffee (CO), County of, Colorado
920.	Commerce City (CO), City of, Colorado
921.	Conejos (CO), County of, Colorado
922.	Crowley (CO), County of, Colorado
923.	Denver (CO), City of, Colorado
924.	Federal Heights (CO), City of, Colorado
925.	Fremont (CO), County of (Board of Commissioners), Colorado
926.	Greeley (CO), City of, Colorado
927.	Hudson (CO), City of, Colorado
928.	Huerfano (CO), County of, Colorado
929.	Jefferson (CO), County of (Board of Commissioners), Colorado
930.	Lakewood (CO), City of, Colorado
931.	Larimer (CO), County of (Board of Commissioners), Colorado
932.	Las Animas (CO), County of, Colorado
933.	Mesa (CO), County of (Board of Commissioners), Colorado
934.	Mesa County Valley School District 51 (CO), Colorado
935.	Northglenn (CO), City of, Colorado
936.	Otero (CO), County of, Colorado
937.	Pueblo (CO), County of, Colorado
938.	Sheridan (CO), City of, Colorado
939.	Teller (CO), County of (Board of Commissioners), Colorado
940.	Thornton (CO), City of, Colorado
941.	Tri-County Health Department (CO), Colorado
942.	Westminster (CO), City of, Colorado
943.	Wheat Ridge (CO), City of, Colorado
944.	Ansonia (CT), City of, Connecticut
945.	Beacon Falls (CT), Town of, Connecticut
946.	Berlin (CT), Town of, Connecticut
947.	Bethlehem (CT), Town of, Connecticut
948.	Bridgeport (CT), City of, Connecticut
949.	Bristol (CT), City of, Connecticut
950.	Coventry (CT), Town of, Connecticut
951.	Danbury (CT), City of, Connecticut
952.	Derby (CT), City of, Connecticut
953.	East Hartford (CT), Town of, Connecticut
954.	Enfield (CT), Town of, Connecticut
955.	Fairfield (CT), Town of, Connecticut
956.	Middlebury (CT), Town of, Connecticut
957.	Middletown (CT), City of, Connecticut
958.	Milford (CT), City of, Connecticut
959.	Monroe (CT), Town of, Connecticut
960.	Naugatuck (CT), Borough of, Connecticut
961.	New London (CT), City of, Connecticut
962.	New Milford (CT), Town of, Connecticut

963.	Newtown (CT), Town of, Connecticut
964.	North Haven (CT), Town of, Connecticut
965.	Norwalk (CT), City of, Connecticut
966.	Norwich (CT), City of, Connecticut
967.	Oxford (CT), Town of, Connecticut
968.	Prospect (CT), Town of, Connecticut
969.	Roxbury (CT), Town of, Connecticut
970.	Seymour (CT), Town of, Connecticut
971.	Shelton (CT), City of, Connecticut
972.	Southbury (CT), Town of, Connecticut
973.	Southington (CT), Town of, Connecticut
974.	Stratford (CT), Town of, Connecticut
975.	Thomaston (CT), Town of, Connecticut
976.	Tolland (CT), Town of, Connecticut
977.	Torrington (CT), City of, Connecticut
978.	Wallingford (CT), Town of, Connecticut
979.	Waterbury (CT), City of, Connecticut
980.	West Haven (CT), City of, Connecticut
981.	Wethersfield (CT), Town of, Connecticut
982.	Windham (CT), Town of, Connecticut
983.	Wolcott (CT), Town of, Connecticut
984.	Woodbury (CT), Town of, Connecticut
985.	Dover (DE), City of, Delaware
986.	Kent (DE), County of, Delaware
987.	Seaford (DE), City of, Delaware
988.	Sussex (DE), County of, Delaware
989.	Alachua (FL), County of, Florida
990.	Apopka (FL), City of, Florida
991.	Bay (FL), County of, Florida
992.	Bradenton (FL), City of, Florida
993.	Bradford (FL), County of, Florida
994.	Brevard (FL), County of, Florida
995.	Broward (FL), County of, Florida
996.	Calhoun (FL), County of, Florida
997.	Clay (FL), County of, Florida
998.	Clearwater (FL), City of, Florida
999.	Coconut Creek (FL), City of, Florida
1000.	Coral Gables (FL), City of, Florida
1001.	Coral Springs (FL), City of, Florida
1002.	Daytona Beach (FL), City of, Florida
1003.	Daytona Beach Shores (FL), City of, Florida
1004.	Deerfield Beach (FL), City of, Florida
1005.	Delray Beach (FL), City of, Florida
1006.	Deltona (FL), City of, Florida
1007.	Dixie (FL), County of, Florida
1008.	Eatonville (FL), Town of, Florida
1009.	Escambia (FL), County of, Florida
1010.	Florida City (FL), City of, Florida
1011.	Fort Lauderale (FL), City of, Florida
1012.	Fort Pierce (FL), City of, Florida
1013.	Gilchrist (FL), County of, Florida
1014.	Gulf (FL), County of, Florida

1015.	Halifax Hospital Medical Center (FL), Florida
1016.	Hallandale Beach (FL), City of, Florida
1017.	Hamilton (FL), County of, Florida
1018.	Hernando (FL), County of, Florida
1019.	Hillsborough (FL), County of, Florida
1020.	Holmes (FL), County of, Florida
1021.	Homestead (FL), City of, Florida
1022.	Jackson (FL), County of, Florida
1023.	Jacksonville (FL), City of, Florida
1024.	Lake (FL), County of, Florida
1025.	Lauderhill (FL), City of, Florida
1026.	Lee (FL), County of, Florida
1027.	Lee Memorial Health System, d/b/a Lee Health (FL), Florida
1028.	Leon (FL), County of, Florida
1029.	Levy (FL), County of, Florida
1030.	Lynn Haven (FL), City of, Florida
1031.	Manatee (FL), County of, Florida
1032.	Marion (FL), County of, Florida
1033.	Miami (FL), City of, Florida
1034.	Miami Gardens (FL), City of, Florida
1035.	Miami-Dade (FL), County of, Florida
1036.	Miami-Dade (FL), School Board of, Florida
1037.	Miramar (FL), City of, Florida
1038.	Monroe (FL), County of (County Commission), Florida
1039.	New Port Richey (FL), City of, Florida
1040.	Niceville, City of (FL), Florida
1041.	North Broward Hospital District (FL), Florida
1042.	North Miami (FL), City of, Florida
1043.	Ocala (FL), City of, Florida
1044.	Ocoee (FL), City of, Florida
1045.	Okaloosa (FL), County of, Florida
1046.	Orange (FL), County of, Florida
1047.	Orlando (FL), City of, Florida
1048.	Ormond Beach (FL), City of, Florida
1049.	Osceola (FL), County of, Florida
1050.	Oviedo (FL), City of, Florida
1051.	Palatka (FL), City of, Florida
1052.	Palm Bay (FL), City of, Florida
1053.	Palm Beach (FL), County of, Florida
1054.	Palmetto (FL), City of, Florida
1055.	Panama City (FL), City of, Florida
1056.	Pasco (FL), County of, Florida
1057.	Pembroke Pines (FL), City of, Florida
1058.	Pensacola (FL), City of, Florida
1059.	Pinellas (FL), County of, Florida
1060.	Pinellas Park (FL), City of, Florida
1061.	Polk (FL), County of, Florida
1062.	Pompano Beach (FL), City of, Florida

1063.	Port St. Lucie (FL), City of, Florida
1064.	Putnam (FL), County of, Florida
1065.	Sanford (FL), City of, Florida
1066.	Santa Rosa (FL), County of, Florida
1067.	Sarasota (FL), City of, Florida
1068.	Sarasota (FL), County of, Florida
1069.	Sarasota County Public Hospital District d/b/a Memorial Healthcare System, Inc. (FL), Florida
1070.	Seminole (FL), County of, Florida
1071.	St. Augustine (FL), City of, Florida
1072.	St. Johns (FL), County of, Florida
1073.	St. Lucie (FL), County of, Florida
1074.	St. Petersburg (FL), City of, Florida
1075.	Stuart (FL), City of, Florida
1076.	Suwannee (FL), County of, Florida
1077.	Sweetwater (FL), City of, Florida
1078.	Tallahassee (FL), City of, Florida
1079.	Tampa (FL), City of, Florida
1080.	Taylor (FL), County of, Florida
1081.	Union (FL), County of, Florida
1082.	Volusia (FL), County of, Florida
1083.	Walton (FL), County of, Florida
1084.	Washington (FL), County of, Florida
1085.	West Volusia Hospital Authority (FL), Florida
1086.	Adel (GA), City of, Georgia
1087.	Advantage Behavioral Health Systems (GA), Georgia
1088.	Albany (GA), City of, Georgia
1089.	Albany Area Community Service Board d/b/a Aspire Behavioral Health & Developmental Disability Services (GA), Georgia
1090.	Alma (GA), City of, Georgia
1091.	Appling (GA), County of, Georgia
1092.	Appling (GA), County of (County Sheriff Mark Melton), Georgia
1093.	Arlington (GA), City of, Georgia
1094.	Athens-Clarke County (GA), The Unified Government of, Georgia
1095.	Atkinson (GA), County of, Georgia
1096.	Atlanta (GA), City of, Georgia
1097.	Augusta (GA), City of; Augusta (GA), County of, Georgia
1098.	Bacon (GA), County of, Georgia
1099.	Bainbridge (GA), City of, Georgia
1100.	Baldwin (GA), County of (Sheriff William C. Massee, Jr.), Georgia
1101.	Banks (GA), County of, Georgia
1102.	Bartow (GA), County of, Georgia
1103.	Ben Hill (GA), County of, Georgia
1104.	Berrien (GA), County of, Georgia

1105.	Bibb (GA), County of (Sheriff David J. Davis), Georgia
1106.	Bibb County School District (GA), Georgia
1107.	Blackshear (GA), City of, Georgia
1108.	Blakely (GA), City of, Georgia
1109.	Brantley (GA), County of, Georgia
1110.	Brooks (GA), County of, Georgia
1111.	Brunswick (GA), City of, Georgia
1112.	Bulloch (GA), County of, Georgia
1113.	Burke (GA), County of, Georgia
1114.	Butts (GA), County of, Georgia
1115.	Camden (GA), County of, Georgia
1116.	Candler (GA), County of, Georgia
1117.	Candler County (GA), Hospital Authority, Georgia
1118.	Carroll (GA), County of, Georgia
1119.	Cartersville (GA), City of, Georgia
1120.	Catoosa (GA), County of, Georgia
1121.	Charlton (GA), County of, Georgia
1122.	Chatham (GA), County of, Georgia
1123.	Chatham County Hospital Authority (GA), Georgia
1124.	Chattooga (GA), County of, Georgia
1125.	Cherokee (GA), County of, Georgia
1126.	Clay (GA), County of, Georgia
1127.	Clayton (GA), County of, Georgia
1128.	Clayton Community MH/SA/DS Service Board (GA), Georgia
1129.	Clinch (GA), County of, Georgia
1130.	Clinch County (GA) Hospital Authority, Georgia
1131.	Cobb (GA) County of, Georgia
1132.	Cobb County Community Service Board (GA), Georgia
1133.	Coffee (GA), County of (Sheriff Doyle T. Wooten), Georgia
1134.	Columbia (GA), County of, Georgia
1135.	Columbus (GA), City of, Georgia
1136.	Community Mental Health Center of East Central Georgia d/b/a Serenity Behavioral Health Systems (GA), Georgia
1137.	Community Service Board of Middle Georgia (GA), Georgia
1138.	Cook (GA), County of, Georgia
1139.	Crawford (GA), County of (Sheriff Lewis S. Walker), Georgia
1140.	Crisp (GA), County of, Georgia
1141.	Crisp (GA), County of (Sheriff H.W. Hancock), Georgia
1142.	Dade (GA), County of, Georgia
1143.	Damascus (GA), City of, Georgia
1144.	Dawson (GA), City of, Georgia

1145.	Dawson (GA), County of, Georgia
1146.	Decatur (GA), County of, Georgia
1147.	DeKalb (GA) County of, Georgia
1148.	Demorest (GA), City of, Georgia
1149.	Dodge County Hospital Authority d/b/a Dodge County Hospital (GA), Georgia
1150.	Dooly (GA), County of, Georgia
1151.	Doraville (GA), City of, Georgia
1152.	Dougherty (GA), County of, Georgia
1153.	Douglas (GA), County of, Georgia
1154.	Dunwoody (GA), City of, Georgia
1155.	Early (GA), County of, Georgia
1156.	Echols (GA), County of, Georgia
1157.	Effingham (GA), County of, Georgia
1158.	Elbert (GA), County of, Georgia
1159.	Emanuel (GA), County of, Georgia
1160.	Evans (GA), County of, Georgia
1161.	Evans Memorial Hospital, Inc. (GA), Georgia
1162.	Fannin (GA), County of, Georgia
1163.	Fayette (GA), County of, Georgia
1164.	Fitzgerald (GA), City of, Georgia
1165.	Floyd (GA), County of, Georgia
1166.	Forsyth (GA), County of, Georgia
1167.	Fulton (GA), County of, Georgia
1168.	Gainesville (GA), City of, Georgia
1169.	Gateway Community Service Board (GA), Georgia
1170.	Georgia Mountains Community Services d/b/a Avita Community Partners (GA), Georgia
1171.	Georgia Pines Community Service Board (GA), Georgia
1172.	Glascock (GA), County of, Georgia
1173.	Glynn (GA), County of, Georgia
1174.	Glynn (GA), County of (Sheriff E. Neal Jump), Georgia
1175.	Grady (GA), County of, Georgia
1176.	Greene (GA), County of, Georgia
1177.	Gwinnett (GA), County of, Georgia
1178.	Habersham (GA), County of, Georgia
1179.	Habersham County Medical Center (GA), Georgia
1180.	Hall (GA), County of, Georgia
1181.	Hancock (GA), County of, Georgia
1182.	Harris (GA), County of (Sheriff Mike Jolley), Georgia
1183.	Heard (GA), County of, Georgia
1184.	Henry (GA), County of, Georgia
1185.	Highland Rivers Community Service Board d/b/a Highland Rivers Health (GA), Georgia

1186.	Hospital Authority of Bainbridge and Decatur County (GA), Georgia
1187.	Hospital Authority of Baxley and Appling County (GA), Georgia
1188.	Hospital Authority of Bleckley County (GA) d/b/a Bleckley Memorial Hospital, Georgia
1189.	Houston (GA), County of, Georgia
1190.	Houston (GA), County of (Sheriff Cullen Talton), Georgia
1191.	Irwin (GA), County of, Georgia
1192.	Jackson (GA), County of, Georgia
1193.	Jasper (GA), County of, Georgia
1194.	Jeff Davis (GA), County of, Georgia
1195.	Jeff Davis (GA), County of (Sheriff Preston Bohannon), Georgia
1196.	Jefferson (GA), County of, Georgia
1197.	Johnson (GA), County of, Georgia
1198.	Jones (GA), County of, Georgia
1199.	Jones (GA), County of (Sheriff R.N. Butch Reece), Georgia
1200.	Lakeland (GA), City of, Georgia
1201.	Lanier (GA), County of, Georgia
1202.	Laurens (GA), County of, Georgia
1203.	Laurens (GA), County of (Sheriff Larry H. Dean), Georgia
1204.	Lee (GA), County of, Georgia
1205.	Liberty (GA), County of, Georgia
1206.	Lincoln (GA), County of, Georgia
1207.	Long (GA), County of, Georgia
1208.	Lookout Mountain Community Service Board (GA), Georgia
1209.	Lowndes (GA), County of, Georgia
1210.	Lumpkin (GA), County of, Georgia
1211.	Macon (GA), County of, Georgia
1212.	Macon-Bibb County (GA), Unified Government of, Georgia
1213.	Madison (GA), County of, Georgia
1214.	McDuffie (GA), County of, Georgia
1215.	McIntosh (GA), County of, Georgia
1216.	Meriwether (GA), County of, Georgia
1217.	Meriwether (GA), County of (Sheriff Chuck Smith), Georgia
1218.	Middle Flint Area Community Service Board d/b/a Middle Flint Behavioral Healthcare (GA), Georgia
1219.	Milledgeville (GA), City of, Georgia
1220.	Monroe (GA), County of, Georgia
1221.	Montgomery (GA), County of, Georgia
1222.	Murray (GA), County of (Sheriff Gary Langford), Georgia
1223.	Nashville (GA), City of, Georgia

1224.	New Horizons Community Service Board (GA), Georgia
1225.	Newton (GA), County of, Georgia
1226.	Oconee (GA), County of, Georgia
1227.	Oconee (GA), County of (Sheriff Scott R. Berry), Georgia
1228.	Oglethorpe (GA), County of, Georgia
1229.	Peach (GA), County of, Georgia
1230.	Peach (GA), County of (Sheriff Terry Deese), Georgia
1231.	Pierce (GA), County of, Georgia
1232.	Pierce (GA), County of (Sheriff Ramsey Bennett), Georgia
1233.	Pike (GA), County of, Georgia
1234.	Pineland Behavioral Health and Developmental Disabilities CSB (GA), Georgia
1235.	Polk (GA), County of, Georgia
1236.	Pooler (GA), City of, Georgia
1237.	Pulaski (GA), County of, Georgia
1238.	Rabun (GA), County of, Georgia
1239.	Randolph (GA), County of, Georgia
1240.	Richmond Hill (GA), City of, Georgia
1241.	River Edge Behavioral Health (GA), Georgia
1242.	Rockdale (GA), County of, Georgia
1243.	Rome (GA), City of, Georgia
1244.	Sandy Springs (GA), City of, Georgia
1245.	Satilla Community Services d/b/a Unison Behavioral Health (GA), Georgia
1246.	Savannah (GA), City of, Georgia
1247.	Schley (GA), County of, Georgia
1248.	Screven (GA), County of, Georgia
1249.	Screven (GA), County of (Sheriff Mike Kile), Georgia
1250.	Seminole (GA), County of, Georgia
1251.	Spalding (GA), County of, Georgia
1252.	Springfield (GA), City of, Georgia
1253.	Stephens (GA), County of, Georgia
1254.	Sumter (GA), County of, Georgia
1255.	Taliaferro (GA), County of, Georgia
1256.	Tattnall (GA), County of, Georgia
1257.	Telfair (GA), County of (Sheriff Chris Steverson), Georgia
1258.	Tift (GA), County of (Sheriff Gene Scarbrough), Georgia
1259.	Tifton (GA), City of, Georgia
1260.	Toombs (GA), County of, Georgia
1261.	Towns (GA), County of, Georgia
1262.	Troup (GA), County of, Georgia
1263.	Twiggs (GA), County of, Georgia
1264.	Union (GA), County of, Georgia

1265.	Valdosta and Lowndes County (GA), Hospital Authority of d/b/a South Georgia Medical Center, Georgia
1266.	Walton (GA), County of, Georgia
1267.	Ware (GA), County of (Sheriff Randy F. Royal), Georgia
1268.	Warren (GA), County of, Georgia
1269.	Warwick (GA), City of, Georgia
1270.	Washington (GA), County of, Georgia
1271.	Wayne (GA), County of, Georgia
1272.	Wayne (GA), County of (Sheriff John G. Carter), Georgia
1273.	Wayne County (GA), Hospital Authority, Georgia
1274.	Whitfield (GA), County of, Georgia
1275.	Wilcox (GA), County of, Georgia
1276.	Wilkes (GA), County of, Georgia
1277.	Wilkinson (GA), County of, Georgia
1278.	Woodbury (GA), City of, Georgia
1279.	Worth (GA), County of, Georgia
1280.	Hawaii (HI), County of, Hawaii
1281.	Kaua’i (HI), County of, Hawaii
1282.	Ada (ID), County of, Idaho
1283.	Adams (ID), County of, Idaho
1284.	Bannock (ID), County of, Idaho
1285.	Bingham (ID), County of, Idaho
1286.	Blaine (ID), County of, Idaho
1287.	Boise (ID), City of, Idaho
1288.	Boise (ID), County of, Idaho
1289.	Bonneville (ID), County of, Idaho
1290.	Camas (ID), County of, Idaho
1291.	Canyon (ID), County of, Idaho
1292.	Caribou (ID), County of, Idaho
1293.	Cassia (ID), County of, Idaho
1294.	Chubbuck (ID), City of, Idaho
1295.	Elmore (ID), County of, Idaho
1296.	Gooding (ID), County of, Idaho
1297.	Latah (ID), County of, Idaho
1298.	Minidoka (ID), County of, Idaho
1299.	Owyhee (ID), County of, Idaho
1300.	Payette (ID), County of, Idaho
1301.	Pocatello (ID), City of, Idaho
1302.	Preston (ID), City of, Idaho
1303.	Twin Falls (ID), City of, Idaho
1304.	Twin Falls (ID), County of, Idaho
1305.	Addison (IL), Village of, Illinois
1306.	Alexander (IL), County of, Illinois
1307.	Anna (IL), City of, Illinois
1308.	Anna Hospital Corporation d/b/a Union County Hospital (IL), Illinois
1309.	Bedford Park (IL), Village of, Illinois
1310.	Bellwood (IL), Village of, Illinois
1311.	Bensenville (IL), Village of, Illinois

1312.	Benton (IL), City of, Illinois
1313.	Berkeley (IL), Village of, Illinois
1314.	Berwyn (IL), City of, Illinois
1315.	Board of Education of East Aurora, School District 131 (IL), Illinois
1316.	Board of Education of Joliet Township High School, District 204 (IL), Illinois
1317.	Board of Education of Thornton Fractional Township High Schools, District 215 (IL), Illinois
1318.	Board of Education of Thornton Township High Schools, District 205 (IL), Illinois
1319.	Bolingbrook (IL), Village of, Illinois
1320.	Bond (IL), County of, Illinois
1321.	Bridgeview (IL), Village of, Illinois
1322.	Broadview (IL), Village of, Illinois
1323.	Burbank (IL), City of, Illinois
1324.	Bureau (IL), County of, Illinois
1325.	Calhoun (IL), County of, Illinois
1326.	Carbondale (IL), City of, Illinois
1327.	Chicago (IL), Board of Education, School District No. 299, Illinois
1328.	Chicago (IL), City of, Illinois
1329.	Chicago Heights (IL), City of, Illinois
1330.	Chicago Ridge (IL), Village of, Illinois
1331.	Christian (IL), County of, Illinois
1332.	Coles (IL), County of, Illinois
1333.	Cook (IL), County of, Illinois
1334.	Countryside (IL), City of, Illinois
1335.	Dekalb (IL), County of, Illinois
1336.	Dolton (IL), Village of, Illinois
1337.	DuPage (IL), County of, Illinois
1338.	Edwards (IL), County of, Illinois
1339.	Effingham (IL), County of, Illinois
1340.	Evergreen Park (IL), Village of, Illinois
1341.	Forest Park (IL), Village of, Illinois
1342.	Franklin (IL), County of, Illinois
1343.	Franklin Park (IL), Village of, Illinois
1344.	Gallatin (IL), County of, Illinois
1345.	Granite City (IL), City of, Illinois
1346.	Hamilton (IL), County of, Illinois
1347.	Hardin (IL) County of, Illinois
1348.	Harrisburg (IL), City of, Illinois
1349.	Harvey (IL), City of, Illinois
1350.	Harwood Heights (IL), Village of, Illinois
1351.	Henry (IL), County of, Illinois
1352.	Herrin (IL), City of, Illinois
1353.	Hillside (IL), Village of, Illinois
1354.	Hodgkins (IL), Village of, Illinois
1355.	Hoffman Estates (IL), Village of, Illinois
1356.	Jasper (IL), County of, Illinois
1357.	Jefferson (IL), County of, Illinois
1358.	Jersey (IL), County of, Illinois

1359.	Johnson (IL), County of, Illinois
1360.	Kane (IL), County of, Illinois
1361.	Kankakee (IL), City of, Illinois
1362.	Kendall (IL), County of, Illinois
1363.	La Grange Park (IL), Village of, Illinois
1364.	Lake (IL), County of, Illinois
1365.	LaSalle (IL), County of, Illinois
1366.	Lawrence (IL), County of, Illinois
1367.	Lee (IL), County of, Illinois
1368.	Livingston (IL), County of, Illinois
1369.	Lyons (IL), Township of, Illinois
1370.	Lyons (IL), Village of, Illinois
1371.	Macoupin (IL), County of, Illinois
1372.	Marion (IL), City of, Illinois
1373.	Marion (IL), County of, Illinois
1374.	Massac (IL), County of, Illinois
1375.	Massac Memorial, LLC d/b/a Massac Memorial Hospital (IL), Illinois
1376.	Maywood (IL), Village of, Illinois
1377.	McCook (IL), Village of, Illinois
1378.	McHenry (IL), County of, Illinois
1379.	McLean (IL), County of, Illinois
1380.	Melrose Park (IL), Village of, Illinois
1381.	Merrionette Park (IL), Village of, Illinois
1382.	Metropolis (IL), City of, Illinois
1383.	North Riverside (IL), Village of, Illinois
1384.	Northlake (IL), City of, Illinois
1385.	Oak Lawn (IL), Village of, Illinois
1386.	Oak Park (IL), Village of, Illinois
1387.	Orland Fire Protection District (IL), Illinois
1388.	Orland Park (IL), Village of, Illinois
1389.	Palos Heights (IL), City of, Illinois
1390.	Palos Hills (IL), City of, Illinois
1391.	Pekin (IL), City of, Illinois
1392.	Peoria (IL), City of, Illinois
1393.	Piatt (IL), County of, Illinois
1394.	Posen (IL), Village of, Illinois
1395.	Princeton (IL), City of, Illinois
1396.	Pulaski (IL), County of, Illinois
1397.	River Forest (IL), Village of, Illinois
1398.	River Grove (IL), Village of, Illinois
1399.	Riverside (IL), Village of, Illinois
1400.	Rockford (IL), City of, Illinois
1401.	Saline (IL), County of, Illinois
1402.	Sangamon (IL), County of, Illinois
1403.	Schiller Park (IL), Village of, Illinois
1404.	Schuyler (IL), County of, Illinois
1405.	Sesser (IL), City of, Illinois
1406.	Shelby (IL), County of, Illinois
1407.	St. Clair (IL), County of, Illinois
1408.	Stone Park (IL), Village of, Illinois
1409.	Streator (IL), City of, Illinois
1410.	Summit (IL), Village of, Illinois

1411.	Tinley Park (IL), Village of, Illinois
1412.	Union (IL), County of, Illinois
1413.	Wabash (IL), County of, Illinois
1414.	Washington (IL), County of, Illinois
1415.	Waukegan Community Unit School District (IL), Illinois
1416.	West Frankfort (IL), City of, Illinois
1417.	West Franklin (IL), County of (Central Dispatch), Illinois
1418.	White (IL), County of, Illinois
1419.	Will (IL), County of, Illinois
1420.	Williamson (IL), County of, Illinois
1421.	Winnebago (IL), County of, Illinois
1422.	Alexandria (IN), City of, Indiana
1423.	Allen (IN), County of (Board of Commissioners), Indiana
1424.	Atlanta (IN), Town of, Indiana
1425.	Austin (IN), City of, Indiana
1426.	Beech Grove (IN), City of, Indiana
1427.	Benton (IN), County of, Indiana
1428.	Blackford (IN), County of, Indiana
1429.	Bloomington (IN), City of, Indiana
1430.	Brownstown (IN), Town of, Indiana
1431.	Chandler (IN), Town of, Indiana
1432.	Connersville (IN), City of, Indiana
1433.	Danville (IN), Town of, Indiana
1434.	Delaware (IN), County of, Indiana
1435.	Elwood (IN), City of, Indiana
1436.	Evansville (IN), City of, Indiana
1437.	Fayette (IN), County of, Indiana
1438.	Fishers (IN), City of, Indiana
1439.	Fort Wayne (IN), City of, Indiana
1440.	Fort Wayne Community Schools (IN), Indiana
1441.	Franklin (IN), City of, Indiana
1442.	Franklin (IN), County of (Board of Commissioners), Indiana
1443.	Gary (IN), City of, Indiana
1444.	Greenwood (IN), City of, Indiana
1445.	Hammond (IN), City of, Indiana
1446.	Harrison (IN), County of, Indiana
1447.	Hartford (IN), City of, Indiana
1448.	Howard (IN), County of, Indiana
1449.	Huntington (IN), City of, Indiana
1450.	Indianapolis (IN), City of, Indiana
1451.	Jackson (IN), County of, Indiana
1452.	Jasper (IN), City of, Indiana
1453.	Jay (IN), County of, Indiana
1454.	Jeffersonville (IN), City of, Indiana
1455.	Jennings (IN), County of, Indiana
1456.	Kokomo (IN), City of, Indiana
1457.	Lafayette (IN), City of, Indiana
1458.	Lake (IN), County of, Indiana

1459.	LaPorte (IN), County of, Indiana
1460.	Lawrence (IN), City of, Indiana
1461.	Lawrence (IN), County of, Indiana
1462.	Logansport (IN), City of, Indiana
1463.	Madison (IN), City of, Indiana
1464.	Madison (IN), County of, Indiana
1465.	Marion (IN), County of, Indiana
1466.	Marshall (IN), County of, Indiana
1467.	Martinsville (IN), City of, Indiana
1468.	Mishawaka (IN), City of, Indiana
1469.	Monroe (IN), County of, Indiana
1470.	Montpelier (IN), City of, Indiana
1471.	Mooresville (IN), Town of, Indiana
1472.	Morgan (IN), County of, Indiana
1473.	Muncie (IN), City of, Indiana
1474.	New Albany (IN), City of, Indiana
1475.	New Castle (IN), City of, Indiana
1476.	Noblesville (IN), City of, Indiana
1477.	Orange (IN), County of, Indiana
1478.	Pendleton (IN), Town of, Indiana
1479.	Penn-Harris-Madison School Corporation (IN), Indiana
1480.	Peru (IN), City of, Indiana
1481.	Plainfield (IN), Town of, Indiana
1482.	Porter (IN), County of, Indiana
1483.	Portland (IN), City of, Indiana
1484.	Pulaski (IN), County of, Indiana
1485.	Richmond (IN), City of, Indiana
1486.	Ripley (IN), County of, Indiana
1487.	School City of Mishawaka (IN), Indiana
1488.	Seymour (IN), City of, Indiana
1489.	Shelbyville (IN), City of, Indiana
1490.	Sheridan (IN), Town of, Indiana
1491.	Smith-Green Community Schools (IN), Indiana
1492.	South Bend (IN), City of, Indiana
1493.	South Bend Community School Corporation (IN), Indiana
1494.	St. Joseph (IN), County of, Indiana
1495.	Starke (IN), County of, Indiana
1496.	Terre Haute (IN), City of, Indiana
1497.	Tippecanoe (IN), County of, Indiana
1498.	Upland (IN), Town of, Indiana
1499.	Vanderburgh (IN), County of, Indiana
1500.	Vigo (IN), County of, Indiana
1501.	West Lafayette (IN), City of, Indiana
1502.	Westfield (IN) City of, Indiana
1503.	Zionsville (IN), Town of, Indiana
1504.	Adair (IA), County of, Iowa
1505.	Adams (IA), County of, Iowa
1506.	Allamakee (IA), County of, Iowa
1507.	Appanoose (IA), County of, Iowa
1508.	Audubon (IA), County of, Iowa

1509.	Benton (IA), County of, Iowa
1510.	Black Hawk (IA), County of, Iowa
1511.	Bremer (IA), County of, Iowa
1512.	Buchanan (IA), County of, Iowa
1513.	Buena Vista (IA), County of, Iowa
1514.	Calhoun (IA), County of, Iowa
1515.	Carroll (IA), County of, Iowa
1516.	Cedar (IA), County of, Iowa
1517.	Cerro Gordo (IA), County of, Iowa
1518.	Cherokee (IA), County of, Iowa
1519.	Chickasaw (IA), County of, Iowa
1520.	Clay (IA), County of, Iowa
1521.	Clayton (IA), County of, Iowa
1522.	Clinton (IA), County of, Iowa
1523.	Dallas (IA), County of, Iowa
1524.	Delaware (IA), County of, Iowa
1525.	Des Moines (IA), County of, Iowa
1526.	Emmet (IA), County of, Iowa
1527.	Fayette (IA), County of, Iowa
1528.	Fremont (IA), County of, Iowa
1529.	Hamilton (IA), County of, Iowa
1530.	Hancock (IA), County of, Iowa
1531.	Hardin (IA), County of, Iowa
1532.	Harrison (IA), County of, Iowa
1533.	Henry (IA), County of, Iowa
1534.	Howard (IA), County of, Iowa
1535.	Humboldt (IA), County of, Iowa
1536.	Ida (IA), County of, Iowa
1537.	Jasper (IA), County of, Iowa
1538.	Johnson (IA), County of, Iowa
1539.	Jones (IA), County of, Iowa
1540.	Keokuk (IA), County of, Iowa
1541.	Lee (IA), County of, Iowa
1542.	Lyon (IA), County of, Iowa
1543.	Madison (IA), County of, Iowa
1544.	Mahaska (IA), County of, Iowa
1545.	Marion (IA), County of, Iowa
1546.	Mills (IA), County of, Iowa
1547.	Mitchell (IA), County of, Iowa
1548.	Monroe (IA), County of, Iowa
1549.	Montgomery (IA), County of, Iowa
1550.	Muscatine (IA), County of, Iowa
1551.	O’Brien (IA), County of, Iowa
1552.	Osceola (IA), County of, Iowa
1553.	Plymouth (IA), County of, Iowa
1554.	Pocahontas (IA), County of, Iowa
1555.	Polk (IA), County of, Iowa
1556.	Pottawattamie (IA), County of, Iowa
1557.	Poweshiek (IA), County of, Iowa
1558.	Sac (IA), County of, Iowa
1559.	Scott (IA), County of, Iowa
1560.	Shelby (IA), County of, Iowa
1561.	Sioux (IA), County of, Iowa

1562.	Tama (IA), County of, Iowa
1563.	Taylor (IA), County of, Iowa
1564.	Union (IA), County of, Iowa
1565.	Webster (IA), County of, Iowa
1566.	Winnebago (IA), County of, Iowa
1567.	Winneshiek (IA), County of, Iowa
1568.	Worth (IA), County of, Iowa
1569.	Wright (IA), County of, Iowa
1570.	Allen (KS), County of (Board of Commissioners), Kansas
1571.	Barber (KS), County of (Board of Commissioners), Kansas
1572.	Bourbon (KS), County of, Kansas
1573.	Cherokee (KS), County of (Board of Commissioners), Kansas
1574.	Cowley (KS), County of (Board of Commissioners), Kansas
1575.	Crawford (KS), County of (Board of Commissioners), Kansas
1576.	Dickinson (KS), County of (Board of County Counselors), Kansas
1577.	Elk (KS), County of (Board of Commissioners), Kansas
1578.	Elkhardt (KS), City of, Kansas
1579.	Finney (KS), County of (Board of Commissioners), Kansas
1580.	Ford (KS), County of (Board of Commissioners), Kansas
1581.	Grant (KS), County of (Board of Commissioners), Kansas
1582.	Greenwood (KS), County of (Board of Commissioners), Kansas
1583.	Harvey (KS) County of, Kansas
1584.	Johnson (KS), County of, Kansas
1585.	Leavenworth (KS), County of (Board of Commissioners), Kansas
1586.	Manter (KS), City of, Kansas
1587.	Meade (KS), County of (Board of Commissioners), Kansas
1588.	Montgomery (KS), County of, Kansas
1589.	Morton (KS), County of (Board of Commissioners), Kansas
1590.	Neosho (KS), County of (Board of Commissioners), Kansas
1591.	Overland Park (KS), City of, Kansas
1592.	Pratt (KS), County of (Board of Commissioners), Kansas
1593.	Reno (KS), County of, Kansas
1594.	Sedgwick (KS), County of (Board of Commissioners), Kansas
1595.	Seward (KS), County of (Board of Commissioners), Kansas

1596.	Shawnee (KS), County of (Board of Commissioners), Kansas
1597.	Stanton (KS), County of (Board of Commissioners), Kansas
1598.	Ulysses (KS), City of, Kansas
1599.	Wabaunsee (KS), County of (Board of Counsellors), Kansas
1600.	Wichita (KS), City of, Kansas
1601.	Wyandotte County—Kansas City (KS), Unified Government of, Kansas
1602.	Adair (KY), County (Fiscal Court), Kentucky
1603.	Allen (KY), County of (Fiscal Court), Kentucky
1604.	Anderson (KY), County of (Fiscal Court), Kentucky
1605.	Ballard (KY), County of (Fiscal Court), Kentucky
1606.	Bath (KY), County of (Fiscal Court), Kentucky
1607.	Bell (KY), County of (Fiscal Court), Kentucky
1608.	Bellefonte (KY), City of, Kentucky
1609.	Benham (KY), City of, Kentucky
1610.	Board of Education of Breathitt County Public Schools (KY), Kentucky
1611.	Board of Education of Bullitt County Public Schools (KY), Kentucky
1612.	Board of Education of Estill County Public Schools (KY), Kentucky
1613.	Board of Education of Fayette County Public Schools (KY), Kentucky
1614.	Board of Education of Harrison County Public Schools (KY), Kentucky
1615.	Board of Education of Hart County Public Schools (KY), Kentucky
1616.	Board of Education of Jefferson County Public Schools (KY), Kentucky
1617.	Board of Education of Johnson County Public School District (KY), Kentucky
1618.	Board of Education of LaRue County Public Schools (KY), Kentucky
1619.	Board of Education of Lawrence County Public Schools (KY), Kentucky
1620.	Board of Education of Martin County Public Schools (KY), Kentucky
1621.	Board of Education of Menifee County Public Schools (KY), Kentucky
1622.	Board of Education of Owsley County Public Schools (KY), Kentucky
1623.	Board of Education of Wolfe County Public Schools (KY), Kentucky

1624.	Boone (KY), County of (Fiscal Court), Kentucky
1625.	Bourdon (KY), County of (Fiscal Court), Kentucky
1626.	Boyd (KY), County of (Fiscal Court), Kentucky
1627.	Boyle (KY), County of (Fiscal Court), Kentucky
1628.	Bracken (KY), County of (Fiscal Court), Kentucky
1629.	Breathitt (KY), County of (Fiscal Court), Kentucky
1630.	Breckinridge (KY), County of (Fiscal Court), Kentucky
1631.	Buckhorn (KY), City of, Kentucky
1632.	Bullitt (KY), County of (Fiscal Court), Kentucky
1633.	Caldwell (KY), County of (Fiscal Court), Kentucky
1634.	Calloway (KY), County of (Fiscal Court), Kentucky
1635.	Campbell (KY), County of (Fiscal Court), Kentucky
1636.	Campbellsville (KY), City of, Kentucky
1637.	Carlisle (KY), County of (Fiscal Court), Kentucky
1638.	Carter (KY), County of (Fiscal Court), Kentucky
1639.	Casey (KY), County of (Fiscal Court), Kentucky
1640.	Christian (KY), County of (Fiscal Court), Kentucky
1641.	Clark (KY), County of (Fiscal Court), Kentucky
1642.	Clay (KY), County of (Fiscal Court), Kentucky
1643.	Clinton (KY), County of (Fiscal Court), Kentucky
1644.	Columbia (KY), City of, Kentucky
1645.	Covington (KY), City of, Kentucky
1646.	Cumberland (KY), County of (Fiscal Court), Kentucky
1647.	Daviess (KY), County of (Fiscal Court), Kentucky
1648.	Edmonson (KY), County of (Fiscal Court), Kentucky
1649.	Elliott (KY), County of (Fiscal Court), Kentucky
1650.	Estill (KY) County Emergency Medical Services, Kentucky
1651.	Estill (KY), County of (Fiscal Court), Kentucky

1652.	Fleming (KY), County of (Fiscal Court), Kentucky
1653.	Florence (KY), City of, Kentucky
1654.	Floyd (KY), County of (Fiscal Court), Kentucky
1655.	Franklin (KY), County of (Fiscal Court), Kentucky
1656.	Fulton (KY), County of (Fiscal Court), Kentucky
1657.	Gallatin (KY), County of (Fiscal Court), Kentucky
1658.	Garrard (KY), County of (Fiscal Court), Kentucky
1659.	Grant (KY), County of (Fiscal Court), Kentucky
1660.	Grayson (KY), City of, Kentucky
1661.	Green (KY), County of (Fiscal Court), Kentucky
1662.	Greenup (KY), City of, Kentucky
1663.	Greenup (KY), County of (Fiscal Court), Kentucky
1664.	Hancock (KY), County of (Fiscal Court), Kentucky
1665.	Hardin (KY), County of (Fiscal Court), Kentucky
1666.	Hardin Memorial Hospital (KY), Kentucky
1667.	Harlan (KY), City of, Kentucky
1668.	Harlan (KY), County of (Fiscal Court), Kentucky
1669.	Harrison (KY), County of (Fiscal Court), Kentucky
1670.	Hart (KY), County of (Fiscal Court), Kentucky
1671.	Henderson (KY), City of, Kentucky
1672.	Henderson (KY), County of (Fiscal Court), Kentucky
1673.	Henry (KY), County of (Fiscal Court), Kentucky
1674.	Hickman (KY), County of (Fiscal Court), Kentucky
1675.	Hillview (KY), City of, Kentucky
1676.	Hopkins (KY), County of (Fiscal Court), Kentucky
1677.	Hyden (KY), City of, Kentucky
1678.	Inez (KY), City of, Kentucky
1679.	Jamestown (KY), City of, Kentucky
1680.	Jenkins (KY), City of, Kentucky
1681.	Jessamine (KY), County of (Fiscal Court), Kentucky
1682.	Kenton (KY), County of (Fiscal Court), Kentucky
1683.	Kentucky River District Health Department (KY), Kentucky

1684.	Knott (KY), County of (Fiscal Court), Kentucky
1685.	Knox (KY), County of (Fiscal Court), Kentucky
1686.	Larue (KY), County of (Fiscal Court), Kentucky
1687.	Laurel (KY), County of (Fiscal Court), Kentucky
1688.	Lawrence (KY), County of (Fiscal Court), Kentucky
1689.	Lee (KY), County of (Fiscal Court), Kentucky
1690.	Leslie (KY), County of (Fiscal Court), Kentucky
1691.	Letcher (KY), County of (Fiscal Court), Kentucky
1692.	Lewis (KY), County of (Fiscal Court), Kentucky
1693.	Lexington-Fayette County (KY), Urban Government of, Kentucky
1694.	Lincoln (KY), County of (Fiscal Court), Kentucky
1695.	Logan (KY), County of (Fiscal Court), Kentucky
1696.	London (KY), City of, Kentucky
1697.	Louisville/Jefferson County (KY), Metro Government of, Kentucky
1698.	Loyall (KY), City of, Kentucky
1699.	Lynch (KY), City of, Kentucky
1700.	Madison (KY), County (Fiscal Court), Kentucky
1701.	Manchester (KY), City of, Kentucky
1702.	Marshall (KY), County of (Fiscal Court), Kentucky
1703.	Martin (KY), County of (Fiscal Court), Kentucky
1704.	Mason (KY), County of (Fiscal Court), Kentucky
1705.	McCracken (KY), County of (Fiscal Court), Kentucky
1706.	McLean (KY), County of (Fiscal Court), Kentucky
1707.	Meade (KY), County of (Fiscal Court), Kentucky
1708.	Mercer (KY), County of (Fiscal Court), Kentucky
1709.	Monroe (KY), County of (Fiscal Court), Kentucky
1710.	Montgomery (KY), County of (Fiscal Court), Kentucky
1711.	Morehead (KY), City of, Kentucky
1712.	Morgan (KY), County of (Fiscal Court), Kentucky

1713.	Morganfield (KY), City of, Kentucky
1714.	Mt. Washington (KY), City of, Kentucky
1715.	Muhlenberg (KY), County of (Fiscal Court), Kentucky
1716.	Murray (KY), City of, Kentucky
1717.	Nicholas (KY), Count of (Fiscal Court), Kentucky
1718.	Ohio (KY), County of (Fiscal Court), Kentucky
1719.	Oldham (KY), County of (Fiscal Court), Kentucky
1720.	Owen (KY), County of (Fiscal Court), Kentucky
1721.	Owensboro (KY), City of, Kentucky
1722.	Owsley (KY), County of (Fiscal Court), Kentucky
1723.	Paducah (KY), City of, Kentucky
1724.	Paintsville (KY), City of, Kentucky
1725.	Pendleton (KY), County (Fiscal Court), Kentucky
1726.	Perry (KY), County of (Fiscal Court), Kentucky
1727.	Pike (KY), County of, Kentucky
1728.	Pineville (KY), City of, Kentucky
1729.	Pippa Passes (KY), City of, Kentucky
1730.	Powell (KY), County of (Fiscal Court), Kentucky
1731.	Prestonsburg (KY), City of, Kentucky
1732.	Pulaski (KY), County of (Fiscal Court), Kentucky
1733.	Rowan (KY), County of (Fiscal Court), Kentucky
1734.	Russell (KY), City of, Kentucky
1735.	Russell (KY), County of (Fiscal Court), Kentucky
1736.	Russell Springs (KY), City of, Kentucky
1737.	Scott (KY), County of (Fiscal Court), Kentucky
1738.	Shelby (KY), County of (Fiscal Court), Kentucky
1739.	Shepherdsville (KY), City of, Kentucky
1740.	South Shore (KY), City of, Kentucky
1741.	Spencer (KY), County of (Fiscal Court), Kentucky
1742.	Taylor (KY), County of (Fiscal Court), Kentucky
1743.	Taylor County Hospital District Health Facilities Corporation (KY), Kentucky
1744.	Todd (KY), County of (Fiscal Court), Kentucky
1745.	Union (KY), County of (Fiscal Court), Kentucky
1746.	Vanceburg (KY), City of, Kentucky

1747.	Warfield (KY), City of, Kentucky
1748.	Warren (KY), County of, Kentucky
1749.	Wayne (KY), County of (Fiscal Court), Kentucky
1750.	Webster (KY), County of (Fiscal Court), Kentucky
1751.	West Liberty (KY), City of, Kentucky
1752.	Whitesburg (KY), City of, Kentucky
1753.	Whitley (KY), County of, Kentucky
1754.	Winchester (KY), City of, Kentucky
1755.	Wolfe (KY), County of (Fiscal Court), Kentucky
1756.	Woodford (KY), County of (Fiscal Court), Kentucky
1757.	Worthington (KY), City of, Kentucky
1758.	Acadia-St. Landry (LA) Hospital Service District d/b/a Acadia-St. Landry Hospital, Louisiana
1759.	Alexandria (LA), City of, Louisiana
1760.	Allen (LA), Parish of (Sheriff), Louisiana
1761.	Ascension (LA), Parish of, Louisiana
1762.	Ascension (LA), Parish of (Sheriff), Louisiana
1763.	Ascension (LA), Parish School Board, Louisiana
1764.	Assumption (LA), Parish of (Police Jury), Louisiana
1765.	Assumption (LA), Parish of (Sheriff Leland Falcon), Louisiana
1766.	Avoyelles (LA), Parish of (Police Jury), Louisiana
1767.	Avoyelles (LA), Parish of (Sheriff), Louisiana
1768.	Baldwin (LA), Town of, Louisiana
1769.	Bastrop (LA), City of, Louisiana
1770.	Baton Rouge (LA), City of, Louisiana
1771.	Beauregard (LA), Parish of (Police Jury), Louisiana
1772.	Benton (LA) Fire No. 4, Louisiana
1773.	Berwick (LA), Town of, Louisiana
1774.	Bienville (LA), Parish of, Louisiana
1775.	Bogalusa (LA), City of, Louisiana
1776.	Bossier (LA) Parish Emergency Medical Services Ambulance District, Louisiana
1777.	Bossier (LA), City of, Louisiana
1778.	Bossier (LA), Parish of, Louisiana
1779.	Caddo (LA) Fire Protection District No. 1, Louisiana
1780.	Caddo (LA), Parish of, Louisiana
1781.	Calcasieu (LA), Parish of (Police Jury), Louisiana
1782.	Calcasieu (LA), Parish of (Sheriff), Louisiana

1783.	Caldwell (LA), Parish of, Louisiana
1784.	Cameron (LA), Parish of, Louisiana
1785.	Catahoula (LA), Parish of (Police Jury), Louisiana
1786.	Catahoula (LA), Parish of (Sheriff Toney Edwards), Louisiana
1787.	Claiborne (LA), Parish of, Louisiana
1788.	Concordia (LA), Parish of, Louisiana
1789.	Concordia (LA), Parish of (Sheriff Kenneth Hedrick), Louisiana
1790.	Covington (LA), City of, Louisiana
1791.	Delhi (LA), Town of, Louisiana
1792.	Desoto (LA), Parish of, Louisiana
1793.	DeSoto Fire Protection District No. 8 (LA), Louisiana
1794.	Donaldsonville (LA), City of, Louisiana
1795.	East Baton Rouge (LA), Parish of (Clerk of Court Office), Louisiana
1796.	East Baton Rouge (LA), Parish of (Sheriff), Louisiana
1797.	East Carroll (LA), Parish of (Police Jury), Louisiana
1798.	East Carroll (LA), Parish of (Sheriff), Louisiana
1799.	Eunice (LA), City of, Louisiana
1800.	Evangeline (LA), Parish of (Police Jury), Louisiana
1801.	Evangeline (LA), Parish of (Sheriff), Louisiana
1802.	Ferriday (LA), Town of, Louisiana
1803.	Franklin (LA), City of, Louisiana
1804.	Franklin (LA), Parish of, Louisiana
1805.	Gramercy (LA), Town of, Louisiana
1806.	Grant (LA), Parish of (Police Jury), Louisiana
1807.	Grant (LA), Parish of (Sheriff), Louisiana
1808.	Gretna (LA), City of, Louisiana
1809.	Hospital Service District No. 1 of The Parish of Avoyelles, State of Louisiana, d/b/a Bunkie General Hospital (LA), Louisiana
1810.	Hospital Service District No. 1 of The Parish of LaSalle, State of Louisiana. d/b/a Hardtner Medical Center (LA), Louisiana
1811.	Iberia (LA), Parish of, Louisiana
1812.	Iberia (LA), Parish School Board of, Louisiana
1813.	Iberville (LA), Parish of (Parish Council), Louisiana
1814.	Jackson (LA), Parish of (Police Jury), Louisiana
1815.	Jackson (LA), Parish of (Sheriff), Louisiana

1816.	Jean Lafitte (LA), Town of, Louisiana
1817.	Jefferson (LA), Parish of, Louisiana
1818.	Jefferson (LA), Parish of (Coroner’s Office), Louisiana
1819.	Jefferson (LA), Parish of (Sheriff), Louisiana
1820.	Jefferson Davis (LA), Parish of (Police Jury), Louisiana
1821.	Jefferson Davis (LA), Parish of (Sheriff), Louisiana
1822.	Jefferson Parish Hospital Service District 1 (LA), Louisiana
1823.	Jefferson Parish Hospital Service District 2 (LA), Louisiana
1824.	Kenner (LA), City of, Louisiana
1825.	Lafayette (LA), Parish of (Sheriff), Louisiana
1826.	Lafourche (LA), Parish of, Louisiana
1827.	LaFourche Parish School Board (LA), Louisiana
1828.	Lake Charles (LA), City of, Louisiana
1829.	Lake Providence (LA), Town of, Louisiana
1830.	LaSalle (LA), Parish of, Louisiana
1831.	Lincoln (LA), Parish of (Sheriff), Louisiana
1832.	Livingston (LA), Parish of, Louisiana
1833.	Livingston (LA), Parish of (Sheriff), Louisiana
1834.	Lutcher (LA), Town of, Louisiana
1835.	Madisonville (LA), Town of, Louisiana
1836.	Mandeville (LA), City of, Louisiana
1837.	Monroe (LA), City of, Louisiana
1838.	Morehouse (LA), Parish of (Police Jury), Louisiana
1839.	Morehouse (LA), Parish of (Sheriff), Louisiana
1840.	Morgan (LA), City of, Louisiana
1841.	Natchitoches (LA), Parish of (Parish Council), Louisiana
1842.	New Iberia (LA), City of, Louisiana
1843.	New Orleans (LA), City of, Louisiana
1844.	New Roads (LA), City of, Louisiana
1845.	North Caddo (LA) Hospital Service District d/b/a North Caddo Medical Center, Louisiana
1846.	Opelousas (LA), City of, Louisiana
1847.	Opelousas (LA), General Hospital Authority, a Louisiana Public Trust d/b/a Opelousas General Health System, Louisiana
1848.	Orleans (LA), Parish of (Sheriff), Louisiana

1849.	Orleans Parish Hospital Service District—District A (LA), Louisiana
1850.	Ouachita (LA), Parish of (Police Jury), Louisiana
1851.	Ouachita (LA), Parish of (Sheriff), Louisiana
1852.	Patterson (LA), City of, Louisiana
1853.	Pearl River (LA), Town of, Louisiana
1854.	Pineville (LA), City of, Louisiana
1855.	Pointe Coupee (LA), Parish of (Policy Jury), Louisiana
1856.	Pointe Coupee Parish (LA) Health Services District Number 1, Louisiana
1857.	Rapides (LA), Parish of, Louisiana
1858.	Rapides (LA), Parish of (Police Jury), Louisiana
1859.	Red River (LA) Fire Protection District, Louisiana
1860.	Red River (LA), Parish of, Louisiana
1861.	Richland (LA), Parish of, Louisiana
1862.	Richland (LA), Parish of (Sheriff), Louisiana
1863.	Richwood (LA), Town of, Louisiana
1864.	Sabine (LA), Parish of (Police Jury), Louisiana
1865.	Sabine (LA), Parish of (Sheriff), Louisiana
1866.	Shreveport (LA), City of, Louisiana
1867.	Slidell (LA), City of, Louisiana
1868.	St. Bernard (LA), Parish of, Louisiana
1869.	St. Bernard (LA), Parish of (Coroner Dr. Bryan Bertucci), Louisiana
1870.	St. Bernard (LA), Parish of (Sheriff), Louisiana
1871.	St. Bernard Parish School Board (LA), Louisiana
1872.	St. Charles (LA), Parish of, Louisiana
1873.	St. Charles (LA), Parish of (Sheriff), Louisiana
1874.	St. James (LA), Parish of, Louisiana
1875.	St. James Parish School Board (LA), Louisiana
1876.	St. John the Baptist (LA), Parish of, Louisiana
1877.	St. Landry (LA), Parish of, Louisiana
1878.	St. Landry (LA), Parish of (Sheriff), Louisiana
1879.	St. Martin (LA), Parish of, Louisiana
1880.	St. Martinville (LA), City of, Louisiana
1881.	St. Mary (LA), Parish of, Louisiana
1882.	St. Mary (LA), Parish of (Sheriff), Louisiana
1883.	St. Mary (LA), Parish School Board of, Louisiana

1884.	St. Tammany (LA) Fire Protection District No. 4, Louisiana
1885.	St. Tammany (LA), Parish of, Louisiana
1886.	St. Tammany (LA), Parish of (Coroner’s Office), Louisiana
1887.	St. Tammany (LA), Parish of (Sheriff), Louisiana
1888.	St. Tammany Fire Protection District No. 1 (LA), Louisiana
1889.	St. Tammany Fire Protection District No. 12 (LA), Louisiana
1890.	St. Tammany Fire Protection District No. 13 (LA), Louisiana
1891.	St. Tammany Fire Protection District No. 2 (LA), Louisiana
1892.	St. Tammany Fire Protection District No. 3 (LA), Louisiana
1893.	St. Tammany Fire Protection District No. 5 (LA), Louisiana
1894.	Tensas (LA), Parish of (Sheriff), Louisiana
1895.	Terrebonne (LA), Parish of, Louisiana
1896.	Terrebonne (LA), Parish of (Sheriff), Louisiana
1897.	Union (LA), Parish of, Louisiana
1898.	Union (LA), Parish of (Sheriff), Louisiana
1899.	Vermilion (LA), Parish of (Police Jury), Louisiana
1900.	Vernon (LA), Parish of (Police Jury), Louisiana
1901.	Vernon (LA), Parish of (Sheriff), Louisiana
1902.	Washington (LA), Parish of, Louisiana
1903.	Washington (LA), Parish of (Sheriff), Louisiana
1904.	Webster (LA), Parish of, Louisiana
1905.	West Ascension Parish (LA) Hospital Service District dba Prevost Memorial Hospital, Louisiana
1906.	West Baton Rouge (LA) Fire Protection District No. 1, Louisiana
1907.	West Baton Rouge (LA), Parish of, Louisiana
1908.	West Carroll (LA), Parish of, Louisiana
1909.	West Carroll (LA), Parish of (Police Jury), Louisiana
1910.	West Monroe (LA), City of, Louisiana
1911.	Westwego (LA), City of, Louisiana
1912.	Winn (LA), Parish of (Police Jury), Louisiana
1913.	Androscoggin (ME), County of, Maine
1914.	Aroostook (ME), County of, Maine
1915.	Auburn (ME), City of, Maine
1916.	Augusta (ME), City of, Maine
1917.	Bangor (ME), City of, Maine

1918.	Biddeford (ME), City of, Maine
1919.	Board of Education of Bangor School Department (ME), Maine
1920.	Board of Education of Maine Regional School Unit 10 (ME), Maine
1921.	Board of Education of Maine Regional School Unit 13 (ME), Maine
1922.	Board of Education of Maine Regional School Unit 25 (ME), Maine
1923.	Board of Education of Maine Regional School Unit 26 (ME), Maine
1924.	Board of Education of Maine Regional School Unit 29 (ME), Maine
1925.	Board of Education of Maine Regional School Unit 34 (ME), Maine
1926.	Board of Education of Maine Regional School Unit 40 (ME), Maine
1927.	Board of Education of Maine Regional School Unit 50 (ME), Maine
1928.	Board of Education of Maine Regional School Unit 57 (ME), Maine
1929.	Board of Education of Maine Regional School Unit 60 (ME), Maine
1930.	Board of Education of Maine Regional School Unit 71 (ME), Maine
1931.	Board of Education of Maine Regional School Unit 9 (ME), Maine
1932.	Board of Education of Maine School Administrative District 11 (ME), Maine
1933.	Board of Education of Maine School Administrative District 15 (ME), Maine
1934.	Board of Education of Maine School Administrative District 28/Five Town Central School District (ME), Maine
1935.	Board of Education of Maine School Administrative District 35 (ME), Maine
1936.	Board of Education of Maine School Administrative District 44 (ME), Maine
1937.	Board of Education of Maine School Administrative District 53 (ME), Maine
1938.	Board of Education of Maine School Administrative District 55 (ME), Maine
1939.	Board of Education of Maine School Administrative District 6 (ME), Maine
1940.	Board of Education of Maine School Administrative District 61 (ME), Maine
1941.	Board of Education of Maine School Administrative District 72 (ME), Maine
1942.	Board of Education of Portland School Department (ME), Maine
1943.	Board of Education of Scarborough School Department (ME), Maine

1944.	Board of Education of South Portland School Department (ME), Maine
1945.	Board of Education of St. George Municipal School District (ME), Maine
1946.	Board of Education of Waterville School Department (ME), Maine
1947.	Calais (ME), City of, Maine
1948.	Cumberland (ME), County of, Maine
1949.	Ellsworth School Department (ME), The Board of Education of, Maine
1950.	Kennebec (ME), County of, Maine
1951.	Knox (ME), County of, Maine
1952.	Lewiston (ME), City of, Maine
1953.	Lincoln (ME), County of, Maine
1954.	Penobscot (ME), County of, Maine
1955.	Portland (ME), City of, Maine
1956.	Rockland (ME), City of, Maine
1957.	Saco (ME), City of, Maine
1958.	Sagadahoc (ME), County of, Maine
1959.	Sanford (ME), City of, Maine
1960.	Somerset (ME), County of, Maine
1961.	Waldo (ME), County of, Maine
1962.	Washington (ME), County of, Maine
1963.	Waterville (ME), City of, Maine
1964.	York (ME), County of, Maine
1965.	Aberdeen (MD), City of, Maryland
1966.	Allegany (MD), County of, Maryland
1967.	Annapolis (MD), City of, Maryland
1968.	Anne Arundel (MD), County of, Maryland
1969.	Balitmore (MD), County of, Maryland
1970.	Baltimore (MD), City of (Mayor and City Council), Maryland
1971.	Baltimore City Board of School Commissioners (MD), Maryland
1972.	Bel Air (MD), City of, Maryland
1973.	Berlin (MD), City of, Maryland
1974.	Bowie (MD), City of, Maryland
1975.	Calvert (MD), County of (Commissioners), Maryland
1976.	Cambridge (MD), City of, Maryland
1977.	Caroline (MD), County of, Maryland
1978.	Carroll (MD), County of (Board of Commissioners), Maryland
1979.	Cecil (MD), County of, Maryland
1980.	Charles (MD), County of (Commissioners), Maryland
1981.	Charlestown (MD), City of, Maryland
1982.	Cottage City (MD), Town of, Maryland
1983.	Cumberland (MD), City of, Maryland
1984.	Dorchester (MD), County of, Maryland
1985.	Forest Heights (MD), Town of, Maryland
1986.	Frederick (MD), City of, Maryland
1987.	Frederick (MD), County of, Maryland

1988.	Frostburg (MD) City of, Maryland
1989.	Garrett (MD), County of, Maryland
1990.	Grantsville (MD), City of, Maryland
1991.	Hagerstown (MD), City of, Maryland
1992.	Harford (MD) County of, Maryland
1993.	Havre De Grace (MD), City of, Maryland
1994.	Howard (MD), County of, Maryland
1995.	Laurel (MD), City of, Maryland
1996.	Montgomery (MD), County of, Maryland
1997.	Mountain Lake Park (MD), City of, Maryland
1998.	North Brentwood (MD), Town of, Maryland
1999.	North East (MD), City of, Maryland
2000.	Oakland (MD), City of, Maryland
2001.	Perryville (MD), City of, Maryland
2002.	Prince George’s (MD), County of, Maryland
2003.	Rockville (MD), City of (Mayor and Common Council), Maryland
2004.	Seat Pleasant (MD), City of, Maryland
2005.	Somerset (MD), County of, Maryland
2006.	St. Mary’s (MD), County of (Commissioners), Maryland
2007.	Talbot (MD), County of, Maryland
2008.	Upper Marlboro (MD), Town of, Maryland
2009.	Vienna (MD), City of, Maryland
2010.	Washington County (MD), County of (Board of Commissioners), Maryland
2011.	Westminster (MD), City of (Mayor and Common Council), Maryland
2012.	Wicomico (MD), County of, Maryland
2013.	Acushnet (MA), Town of, Massachusetts
2014.	Agawam (MA), Town of, Massachusetts
2015.	Amesbury (MA), City of, Massachusetts
2016.	Andover (MA), Town of, Massachusetts
2017.	Aquinnah (MA), Town of, Massachusetts
2018.	Athol (MA), Town of, Massachusetts
2019.	Auburn (MA), Town of, Massachusetts
2020.	Ayer (MA), Town of, Massachusetts
2021.	Barnstable (MA), Town of, Massachusetts
2022.	Belchertown (MA), Town of, Massachusetts
2023.	Beverly (MA), City of, Massachusetts
2024.	Billerica (MA), Town of, Massachusetts
2025.	Boston (MA) Housing Authority, Massachusetts
2026.	Boston (MA) Public Health Commission, Massachusetts
2027.	Boston (MA), City of, Massachusetts
2028.	Braintree (MA), Town of, Massachusetts
2029.	Brewster (MA), Town of, Massachusetts

2030.	Bridgewater (MA), Town of, Massachusetts
2031.	Brockton (MA), City of, Massachusetts
2032.	Brookline (MA), Town of, Massachusetts
2033.	Cambridge (MA), City of, Massachusetts
2034.	Canton (MA), Town of, Massachusetts
2035.	Carver (MA), Town of, Massachusetts
2036.	Charlton (MA), Town of, Massachusetts
2037.	Chelmsford (MA), Town of, Massachusetts
2038.	Chelsea (MA), City of, Massachusetts
2039.	Chicopee (MA), City of, Massachusetts
2040.	Clarksburg (MA), Town of, Massachusetts
2041.	Clinton (MA), Town of, Massachusetts
2042.	Danvers (MA), Town of, Massachusetts
2043.	Dedham (MA), Town of, Massachusetts
2044.	Dennis (MA), Town of, Massachusetts
2045.	Douglas (MA), Town of, Massachusetts
2046.	Dudley (MA), Town of, Massachusetts
2047.	East Bridgewater (MA), Town of, Massachusetts
2048.	Eastham (MA), Town of, Massachusetts
2049.	Easthampton (MA), City of, Massachusetts
2050.	Easton (MA), Town of, Massachusetts
2051.	Everett (MA), City of, Massachusetts
2052.	Fairhaven (MA), Town of, Massachusetts
2053.	Fall River (MA), City of, Massachusetts
2054.	Falmouth (MA), Town of, Massachusetts
2055.	Fitchburg (MA), City of, Massachusetts
2056.	Framingham (MA), City of, Massachusetts
2057.	Freetown (MA), Town of, Massachusetts
2058.	Georgetown (MA), Town of, Massachusetts
2059.	Gloucester (MA), City of, Massachusetts
2060.	Grafton (MA), Town of, Massachusetts
2061.	Greenfield (MA), City of, Massachusetts
2062.	Hanson (MA), Town of, Massachusetts
2063.	Haverhill (MA), City of, Massachusetts
2064.	Holliston (MA), Town of, Massachusetts
2065.	Holyoke (MA), City of, Massachusetts
2066.	Hopedale (MA), Town of, Massachusetts
2067.	Hull (MA), Town of, Massachusetts
2068.	Kingston (MA), Town of, Massachusetts
2069.	Lakeville (MA), Town of, Massachusetts
2070.	Leicester (MA), Town of, Massachusetts
2071.	Leominster (MA), City of, Massachusetts
2072.	Leverett (MA), Town of, Massachusetts
2073.	Longmeadow (MA), Town of, Massachusetts
2074.	Lowell (MA), City of, Massachusetts
2075.	Ludlow (MA), Town of, Massachusetts
2076.	Lunenberg (MA), Town of, Massachusetts
2077.	Lynn (MA), City of, Massachusetts
2078.	Lynnfield (MA), Town of, Massachusetts

2079.	Malden (MA), City of, Massachusetts
2080.	Marblehead (MA), Town of, Massachusetts
2081.	Marshfield (MA), Town of, Massachusetts
2082.	Mashpee (MA), Town of, Massachusetts
2083.	Mattapoisett (MA), Town of, Massachusetts
2084.	Medford (MA), City of, Massachusetts
2085.	Melrose (MA), City of, Massachusetts
2086.	Methuen (MA), City of, Massachusetts
2087.	Middleborough (MA), Town of, Massachusetts
2088.	Milford (MA), Town of, Massachusetts
2089.	Millbury (MA), Town of, Massachusetts
2090.	Millis (MA), Town of, Massachusetts
2091.	Nantucket (MA), Town of, Massachusetts
2092.	Natick (MA), Town of, Massachusetts
2093.	New Bedford (MA), City of, Massachusetts
2094.	Newburyport (MA), City of, Massachusetts
2095.	North Adams (MA), City of, Massachusetts
2096.	North Andover (MA), Town of, Massachusetts
2097.	North Attleborough (MA), Town of, Massachusetts
2098.	North Reading (MA), Town of, Massachusetts
2099.	Northampton (MA), City of, Massachusetts
2100.	Northbridge (MA), Town of, Massachusetts
2101.	Norton (MA), Town of, Massachusetts
2102.	Norwell (MA), Town of, Massachusetts
2103.	Norwood (MA), Town of, Massachusetts
2104.	Orange (MA), Town of, Massachusetts
2105.	Oxford (MA), Town of, Massachusetts
2106.	Palmer (MA), Town of, Massachusetts
2107.	Peabody (MA), City of, Massachusetts
2108.	Pembroke (MA), Town of, Massachusetts
2109.	Pittsfield (MA), City of, Massachusetts
2110.	Plainville (MA), Town of, Massachusetts
2111.	Plymouth (MA), Town of, Massachusetts
2112.	Provincetown (MA), Town of, Massachusetts
2113.	Quincy (MA), City of, Massachusetts
2114.	Randolph (MA), Town of, Massachusetts
2115.	Rehoboth (MA), Town of, Massachusetts
2116.	Revere (MA), City of, Massachusetts
2117.	Rockland (MA), Town of, Massachusetts
2118.	Salem (MA), City of, Massachusetts
2119.	Salisbury (MA), Town of, Massachusetts
2120.	Sandwich (MA), Town of, Massachusetts
2121.	Scituate (MA), Town of, Massachusetts

2122.	Seekonk (MA), Town of, Massachusetts
2123.	Sheffield (MA), Town of, Massachusetts
2124.	Shirley (MA), Town of, Massachusetts
2125.	Somerset (MA), Town of, Massachusetts
2126.	Somerville (MA), City of, Massachusetts
2127.	South Hadley (MA), Town of, Massachusetts
2128.	Southbridge (MA), Town of, Massachusetts
2129.	Spencer (MA), Town of, Massachusetts
2130.	Springfield (MA), City of, Massachusetts
2131.	Stoneham (MA), Town of, Massachusetts
2132.	Stoughton (MA), Town of, Massachusetts
2133.	Sturbridge (MA), Town of, Massachusetts
2134.	Sudbury (MA), Town of, Massachusetts
2135.	Sutton (MA), Town of, Massachusetts
2136.	Swampscott (MA), Town of, Massachusetts
2137.	Templeton (MA), Town of, Massachusetts
2138.	Tewksbury (MA), Town of, Massachusetts
2139.	Truro (MA), Town of, Massachusetts
2140.	Tyngsborough (MA), Town of, Massachusetts
2141.	Upton (MA), Town of, Massachusetts
2142.	Wakefield (MA), Town of, Massachusetts
2143.	Walpole (MA), Town of, Massachusetts
2144.	Ware (MA), Town of, Massachusetts
2145.	Warren (MA), Town of, Massachusetts
2146.	Watertown (MA), Town of, Massachusetts
2147.	Wellfleet (MA), Town of, Massachusetts
2148.	West Boylston (MA), Town of, Massachusetts
2149.	West Bridgewater (MA), Town of, Massachusetts
2150.	West Springfield (MA), Town of, Massachusetts
2151.	West Tisbury (MA), Town of, Massachusetts
2152.	Westborough (MA), Town of, Massachusetts
2153.	Westford (MA), Town of, Massachusetts
2154.	Weymouth (MA), Town of, Massachusetts
2155.	Williamsburg (MA), Town of, Massachusetts
2156.	Wilmington (MA), Town of, Massachusetts
2157.	Winchendon (MA), Town of, Massachusetts
2158.	Winthrop (MA), Town of, Massachusetts
2159.	Woburn (MA), City of, Massachusetts
2160.	Worcester (MA), City of, Massachusetts
2161.	Alcona (MI), County of, Michigan
2162.	Alger (MI), County of, Michigan

2163.	Alpena (MI), County of, Michigan
2164.	Antrim (MI), County of, Michigan
2165.	Arenac (MI), County of, Michigan
2166.	Baraga (MI), County of, Michigan
2167.	Bay (MI), County of, Michigan
2168.	Benzie (MI), County of, Michigan
2169.	Berrien (MI), County of, Michigan
2170.	Branch (MI), County of, Michigan
2171.	Calhoun (MI), County of, Michigan
2172.	Canton (MI), Charter Township of, Michigan
2173.	Cass (MI), County of, Michigan
2174.	Charlevoix (MI), County of, Michigan
2175.	Cheboygan (MI), County of, Michigan
2176.	Chippewa (MI), County of, Michigan
2177.	Clinton (MI), Charter Township of, Michigan
2178.	Clinton (MI), County of, Michigan
2179.	Crawford (MI), County of, Michigan
2180.	Delta (MI), County of, Michigan
2181.	Detroit (MI), City of, Michigan
2182.	Detroit Wayne (MI), Mental Health Authority, Michigan
2183.	Dickinson (MI), County of, Michigan
2184.	East Lansing (MI), City of, Michigan
2185.	Eaton (MI), County of, Michigan
2186.	Escanaba (MI), City of, Michigan
2187.	Flint (MI), City of, Michigan
2188.	Genesee (MI), County of, Michigan
2189.	Grand Rapids (MI), City of, Michigan
2190.	Grand Traverse (MI), County of, Michigan
2191.	Gratiot (MI), County of, Michigan
2192.	Harrison (MI), Charter Township of, Michigan
2193.	Hillsdale (MI), County of, Michigan
2194.	Houghton (MI), County of, Michigan
2195.	Huron (MI), Township of, Michigan
2196.	Ingham (MI), County of, Michigan
2197.	Ionia (MI), County of, Michigan
2198.	Iosco (MI), County of, Michigan
2199.	Iron (MI), County of, Michigan
2200.	Iron Mountain (MI), City of, Michigan
2201.	Isabella (MI), County of, Michigan
2202.	Jackson (MI), City of, Michigan
2203.	Kalamazoo (MI), County of, Michigan
2204.	Kent (MI), County of, Michigan
2205.	Lake (MI), County of, Michigan
2206.	Lansing (MI), City of, Michigan
2207.	Leelanau (MI), County of, Michigan
2208.	Lenawee (MI), County of, Michigan
2209.	Livingston (MI), County of, Michigan
2210.	Livonia (MI), City of, Michigan
2211.	Luce (MI), County of, Michigan

2212.	Macomb (MI), County of, Michigan
2213.	Manistee (MI), County of, Michigan
2214.	Marquette (MI), County of, Michigan
2215.	Mason (MI), County of, Michigan
2216.	Monroe (MI), County of, Michigan
2217.	Montcalm, (MI) County of, Michigan
2218.	Montmorency (MI), County of, Michigan
2219.	Muskegon (MI), County of, Michigan
2220.	Newaygo (MI), County of, Michigan
2221.	Northville (MI), Township of, Michigan
2222.	Oakland (MI), County of, Michigan
2223.	Oceana (MI), County of, Michigan
2224.	Ogemaw (MI), County of, Michigan
2225.	Ontonagon (MI), County of, Michigan
2226.	Osceola (MI), County of, Michigan
2227.	Otsego (MI), County of, Michigan
2228.	Pittsfield (MI), Charter Township of, Michigan
2229.	Pontiac (MI), City of, Michigan
2230.	Presque Isle (MI), County of, Michigan
2231.	Romulus (MI), City of, Michigan
2232.	Roscommon (MI), County of, Michigan
2233.	Saginaw (MI), County of, Michigan
2234.	Sanilac (MI), County of, Michigan
2235.	Sault Ste. Marie (MI), City of, Michigan
2236.	Shiawassee (MI), County of, Michigan
2237.	St. Clair (MI), County of, Michigan
2238.	Sterling Heights (MI), City of, Michigan
2239.	Traverse City (MI), City of, Michigan
2240.	Tuscola (MI), County of, Michigan
2241.	Van Buren (MI), Township of, Michigan
2242.	Warren (MI), City of, Michigan
2243.	Washtenaw (MI), County of, Michigan
2244.	Wayne (MI), City of, Michigan
2245.	Wayne (MI), County of, Michigan
2246.	Westland (MI), City of, Michigan
2247.	Wexford (MI), County of, Michigan
2248.	Anoka (MN), County of, Minnesota
2249.	Beltrami (MN), County of, Minnesota
2250.	Big Stone (MN), County of, Minnesota
2251.	Board of Education of Minnetonka School District No. 276 (MN), Minnesota
2252.	Carlton (MN), County of, Minnesota
2253.	Carver (MN), County of, Minnesota
2254.	Coon Rapids (MN), City of, Minnesota
2255.	Dakota (MN), County of, Minnesota
2256.	Douglas (MN), County of, Minnesota
2257.	Duluth (MN), City of, Minnesota
2258.	Freeborn (MN), County of, Minnesota
2259.	Hennepin (MN), County of, Minnesota
2260.	Itasca (MN), County of, Minnesota
2261.	McLeod (MN), County of, Minnesota
2262.	Meeker (MN), County of, Minnesota

2263.	Minneapolis (MN), City of, Minnesota
2264.	Minnesota Prairie Health Alliance (MN), Minnesota
2265.	Morrison (MN), County of, Minnesota
2266.	Mower (MN), County of, Minnesota
2267.	North St. Paul (MN), City of, Minnesota
2268.	Olmsted (MN), County of, Minnesota
2269.	Pine (MN), County of, Minnesota
2270.	Proctor (MN), City of, Minnesota
2271.	Ramsey (MN), County of, Minnesota
2272.	Rochester (MN), City of, Minnesota
2273.	Roseau (MN), County of, Minnesota
2274.	Saint Paul (MN), City of, Minnesota
2275.	Sibley (MN), County of, Minnesota
2276.	St. Louis (MN), County of, Minnesota
2277.	Steele (MN), County of, Minnesota
2278.	Waseca (MN), County of, Minnesota
2279.	Washington (MN), County of, Minnesota
2280.	Winona (MN), County of, Minnesota
2281.	Wright (MN), County of, Minnesota
2282.	Yellow Medicine (MN), County of, Minnesota
2283.	Adams (MS), County of, Mississippi
2284.	Amite (MS), County of, Mississippi
2285.	Amory (MS), City of, Mississippi
2286.	Arcola (MS), Town of, Mississippi
2287.	Attala (MS), County of, Mississippi
2288.	Benton (MS), County of, Mississippi
2289.	Bolivar (MS), County of, Mississippi
2290.	Brookhaven (MS), City of, Mississippi
2291.	Caledonia (MS), Town of, Mississippi
2292.	Carroll (MS), County of, Mississippi
2293.	Charleston (MS), City of, Mississippi
2294.	Chickasaw (MS), County of, Mississippi
2295.	Claiborne (MS), County of, Mississippi
2296.	Clarke (MS), County of, Mississippi
2297.	Clarksdale (MS), City of, Mississippi
2298.	Cleveland (MS), City of, Mississippi
2299.	Columbia (MS), City of, Mississippi
2300.	Columbus (MS), City of, Mississippi
2301.	Community Hospital (MS), Sharkey-Issaquena, Mississippi
2302.	Copiah (MS), County of, Mississippi
2303.	Covington (MS), County of, Mississippi
2304.	DeSoto (MS), County of, Mississippi
2305.	Diamondhead (MS), City of, Mississippi
2306.	Forrest (MS), County of, Mississippi
2307.	Franklin (MS), County of, Mississippi
2308.	Gautier (MS), City of, Mississippi
2309.	George (MS), County of, Mississippi
2310.	Greene (MS), County of, Mississippi
2311.	Greenwood (MS), City of, Mississippi
2312.	Grenada (MS), City of, Mississippi

2313.	Grenada (MS), County of, Mississippi
2314.	Gulfport (MS), City of, Mississippi
2315.	Hancock (MS), County of, Mississippi
2316.	Harrison (MS), County of, Mississippi
2317.	Hattiesburg (MS), City of, Mississippi
2318.	Hinds (MS), County of, Mississippi
2319.	Holly Springs (MS), City of, Mississippi
2320.	Holmes (MS), County of, Mississippi
2321.	Humphreys (MS), County of, Mississippi
2322.	Indianola (MS), City of, Mississippi
2323.	Issaquena (MS), County of, Mississippi
2324.	Itawamba (MS), County of, Mississippi
2325.	Iuka (MS), City of, Mississippi
2326.	Jackson (MS), City of, Mississippi
2327.	Jackson (MS), County of, Mississippi
2328.	Jefferson (MS), County of, Mississippi
2329.	Jefferson Davis (MS), County of, Mississippi
2330.	Jones (MS), County of, Mississippi
2331.	Jonestown (MS), City of, Mississippi
2332.	Kemper (MS), County of, Mississippi
2333.	Kosciusko (MS), City of, Mississippi
2334.	Lafayette (MS), County of, Mississippi
2335.	Lauderdale (MS), County of, Mississippi
2336.	Laurel (MS), City of, Mississippi
2337.	Lawrence (MS), County of, Mississippi
2338.	Leakesville (MS), Town of, Mississippi
2339.	Lee (MS), County of, Mississippi
2340.	Leflore (MS), County of, Mississippi
2341.	Lincoln (MS), County of, Mississippi
2342.	Long Beach (MS), City of, Mississippi
2343.	Lumberton (MS), City of, Mississippi
2344.	Madison (MS), County of, Mississippi
2345.	Marion (MS), County of, Mississippi
2346.	Marshall (MS), County of, Mississippi
2347.	McLain (MS), Town of, Mississippi
2348.	Memorial Hospital at Gulfport (MS), Mississippi
2349.	Meridian (MS), City of, Mississippi
2350.	Monroe (MS), County of, Mississippi
2351.	Morton (MS), City of, Mississippi
2352.	Moss Point (MS), City of, Mississippi
2353.	Mound Bayou (MS), City of, Mississippi
2354.	Neshoba (MS), County of, Mississippi
2355.	Nettleton (MS), City of, Mississippi
2356.	New Albany (MS), City of, Mississippi
2357.	Ocean Springs (MS), City of, Mississippi
2358.	Panola (MS), County of, Mississippi
2359.	Pascagoula (MS), City of, Mississippi
2360.	Pearl River (MS), County of, Mississippi
2361.	Pearl River County Hospital (MS), Mississippi
2362.	Perry (MS), County of, Mississippi

2363.	Philadelphia (MS), City of, Mississippi
2364.	Prentiss (MS), County of, Mississippi
2365.	Quitman (MS), City of, Mississippi
2366.	Regional Medical Center (MS), South Central, Mississippi
2367.	Scott (MS), County of, Mississippi
2368.	Shannon (MS), City of, Mississippi
2369.	Shubuta (MS), Town of, Mississippi
2370.	Starkville (MS), City of, Mississippi
2371.	Stone (MS), County of, Mississippi
2372.	Summit (MS), Town of, Mississippi
2373.	Sunflower (MS), County of, Mississippi
2374.	Tallahatchie (MS), County of, Mississippi
2375.	Tate (MS), County of, Mississippi
2376.	Tippah (MS), County of, Mississippi
2377.	Tishomingo (MS), County of, Mississippi
2378.	Tunica (MS), County of, Mississippi
2379.	Tupelo (MS), City of, Mississippi
2380.	Union (MS), County of, Mississippi
2381.	Verona (MS), City of, Mississippi
2382.	Vicksburg (MS), City of, Mississippi
2383.	Walthall (MS), County of, Mississippi
2384.	Washington (MS), County of, Mississippi
2385.	Wayne (MS), County of, Mississippi
2386.	Waynesboro (MS), City of, Mississippi
2387.	Webb (MS), City of, Mississippi
2388.	Wiggins (MS), City of, Mississippi
2389.	Yalobusha (MS), County of, Mississippi
2390.	Adair (MO), County of, Missouri
2391.	Andrew (MO), County of, Missouri
2392.	Atchison (MO), County of, Missouri
2393.	Audrain (MO), County of, Missouri
2394.	Barry (MO), County of, Missouri
2395.	Barton (MO), County of, Missouri
2396.	Boone (MO), County of, Missouri
2397.	Buchanan (MO), County of, Missouri
2398.	Butler (MO), County of, Missouri
2399.	Callaway (MO), County of, Missouri
2400.	Camden (MO), County of, Missouri
2401.	Cape Girardeau (MO), County of, Missouri
2402.	Cass (MO), County of, Missouri
2403.	Chariton (MO), County of, Missouri
2404.	Christian (MO), County of, Missouri
2405.	Citizens Memorial Hospital District d/b/a Citizens Memorial Hospital (MO), Missouri
2406.	Clinton (MO), County of, Missouri
2407.	Cole (MO), County of, Missouri
2408.	Crawford (MO), County of, Missouri
2409.	Dade (MO), County of, Missouri
2410.	DeKalb (MO), County of, Missouri
2411.	Dent (MO), County of, Missouri
2412.	Douglas (MO), County of, Missouri

2413.	Dunklin (MO), County of, Missouri
2414.	Franklin (MO), County of, Missouri
2415.	Gasconade (MO), County of, Missouri
2416.	Greene (MO), County of, Missouri
2417.	Grundy (MO), County of, Missouri
2418.	Harrisonville (MO), City of, Missouri
2419.	Henry (MO), County of, Missouri
2420.	Hickory (MO), County of, Missouri
2421.	Howell (MO), County of, Missouri
2422.	Independence (MO), City of, Missouri
2423.	Iron (MO), County of, Missouri
2424.	Jackson (MO), County of, Missouri
2425.	Jasper (MO), County of, Missouri
2426.	Jefferson (MO), County of, Missouri
2427.	Johnson (MO), County of, Missouri
2428.	Joplin (MO), City of, Missouri
2429.	Kansas City (MO), City of, Missouri
2430.	Kinloch (MO), Fire Protection District of St. Louis County, Missouri
2431.	Knox (MO), County of, Missouri
2432.	Lafayette (MO), County of, Missouri
2433.	Lawrence (MO), County of, Missouri
2434.	Lewis (MO), County of, Missouri
2435.	Lincoln (MO), County of, Missouri
2436.	Livingston (MO), County of, Missouri
2437.	Madison (MO), County of, Missouri
2438.	Maries (MO), County of, Missouri
2439.	McDonald (MO), County of, Missouri
2440.	Miller (MO), County of, Missouri
2441.	Moniteau (MO), County of, Missouri
2442.	Montgomery (MO), County of, Missouri
2443.	Morgan (MO), County of, Missouri
2444.	New Madrid (MO), County of, Missouri
2445.	Nodaway (MO), County of, Missouri
2446.	Northeast Ambulance (MO), Fire Protection District of St. Louis County, Missouri
2447.	Osage (MO), County of, Missouri
2448.	Ozark (MO), County of, Missouri
2449.	Pemiscot (MO), County of, Missouri
2450.	Perry (MO), County of, Missouri
2451.	Pettis (MO), County of, Missouri
2452.	Phelps (MO), County of, Missouri
2453.	Pike (MO), County of, Missouri
2454.	Polk (MO), County of, Missouri
2455.	Pulaski (MO), County of, Missouri
2456.	Ralls (MO), County of, Missouri
2457.	Randolph (MO), County of, Missouri
2458.	Ray (MO), County of, Missouri
2459.	Reynolds (MO), County of, Missouri
2460.	Ripley (MO), County of, Missouri
2461.	Schuyler (MO), County of, Missouri
2462.	Scott (MO), County of, Missouri

2463.	Sedalia (MO) City of, Missouri
2464.	Shannon (MO), County of, Missouri
2465.	Shelby (MO), County of, Missouri
2466.	Springfield (MO), City of, Missouri
2467.	St. Charles (MO), County of, Missouri
2468.	St. Clair (MO), County of, Missouri
2469.	St. Francois (MO), County of, Missouri
2470.	St. Joseph (MO), City of, Missouri
2471.	St. Louis (MO), City of, Missouri
2472.	St. Louis (MO), County of, Missouri
2473.	Ste. Genevieve (MO), County of, Missouri
2474.	Stone (MO), County of, Missouri
2475.	Taney (MO), County of, Missouri
2476.	Texas (MO), County of, Missouri
2477.	Vernon (MO), County of, Missouri
2478.	Warren (MO), County of, Missouri
2479.	Washington (MO), County of, Missouri
2480.	Webster (MO), County of, Missouri
2481.	Worth (MO), County of, Missouri
2482.	Wright (MO), County of, Missouri
2483.	Anaconda-Deer Lodge (MT), County of, Montana
2484.	Cascade (MT), County of, Montana
2485.	Gallatin (MT), County of, Montana
2486.	Great Falls (MT), City of, Montana
2487.	Lake (MT), County of, Montana
2488.	Missoula (MT), City of, Montana
2489.	Missoula (MT), County of, Montana
2490.	Douglas (NE), County of, Nebraska
2491.	Keith (NE), County of, Nebraska
2492.	Knox (NE), County of, Nebraska
2493.	Lincoln (NE), County of, Nebraska
2494.	Sarpy (NE), County of, Nebraska
2495.	South Sioux City (NE), City of, Nebraska
2496.	Boulder (NV), City of, Nevada
2497.	Carson City (NV), Nevada
2498.	Central Lyon County Fire Protection District (NV), Nevada
2499.	Churchill (NV), County of, Nevada
2500.	Clark (NV), County of, Nevada
2501.	Douglas (NV), County of, Nevada
2502.	Ely (NV), City of, Nevada
2503.	Esmeralda (NV), County of, Nevada
2504.	Fernley (NV), City of, Nevada
2505.	Henderson (NV), City of, Nevada
2506.	Humboldt (NV), County of, Nevada
2507.	Las Vegas (NV), City of, Nevada
2508.	Lincoln (NV), County of, Nevada
2509.	Lyon (NV), County of, Nevada
2510.	Mesquite (NV), City of, Nevada
2511.	Mineral (NV), County of, Nevada
2512.	North Las Vegas (NV), City of, Nevada

2513.	North Lyon County Fire Protection District (NV), Nevada
2514.	Nye (NV), County of, Nevada
2515.	Reno (NV), City of, Nevada
2516.	Sparks (NV), City of, Nevada
2517.	Washoe (NV), County of, Nevada
2518.	West Wendover (NV), City of, Nevada
2519.	White Pine (NV), County of, Nevada
2520.	Belknap (NH), County of, New Hampshire
2521.	Belmont (NH), City of, New Hampshire
2522.	Berlin (NH), City of, New Hampshire
2523.	Board of Education of Goshen School District (NH), New Hampshire
2524.	Board of Education of Kearsarge RSU-School Administrative Unit 65 (NH), New Hampshire
2525.	Board of Education of Lebanon School District (NH), New Hampshire
2526.	Board of Education of Pittsfield School District (NH), New Hampshire
2527.	Board of Education of Tamworth School District (NH), New Hampshire
2528.	Carroll (NH), County of, New Hampshire
2529.	Cheshire (NH), County of, New Hampshire
2530.	Claremont (NH), City of, New Hampshire
2531.	Concord (NH), City of, New Hampshire
2532.	Coos (NH), County of, New Hampshire
2533.	Derry (NH), Town of, New Hampshire
2534.	Dover (NH), City of, New Hampshire
2535.	Franklin (NH), City of, New Hampshire
2536.	Grafton (NH), County of, New Hampshire
2537.	Hillsborough (NH), County of, New Hampshire
2538.	Keene (NH), City of, New Hampshire
2539.	Laconia (NH), City of, New Hampshire
2540.	Londonderry (NH), Town of, New Hampshire
2541.	Manchester (NH), City of, New Hampshire
2542.	Merrimack (NH), County of, New Hampshire
2543.	Nashua (NH), City of, New Hampshire
2544.	Rochester (NH), City of, New Hampshire
2545.	Rockingham (NH), County of, New Hampshire
2546.	Strafford (NH), County of, New Hampshire
2547.	Sullivan (NH), County of, New Hampshire
2548.	Atlantic (NJ), County of, New Jersey
2549.	Barnegat (NJ), Township of, New Jersey
2550.	Bayonne (NJ), City of, New Jersey
2551.	Bergen (NJ), County of, New Jersey
2552.	Bloomfield (NJ), The Township of, New Jersey

2553.	Brick (NJ), Township of, New Jersey
2554.	Burlington (NJ), County of, New Jersey
2555.	Camden (NJ), County of, New Jersey
2556.	Cape May (NJ), County of, New Jersey
2557.	Clifton (NJ), City of, New Jersey
2558.	Clinton (NJ), Town of, New Jersey
2559.	Cumberland (NJ), County of, New Jersey
2560.	Elizabeth (NJ), City of, New Jersey
2561.	Essex (NJ), County of, New Jersey
2562.	Hudson (NJ), County of, New Jersey
2563.	Irvington (NJ), Township of, New Jersey
2564.	Jersey City (NJ), City of, New Jersey
2565.	Monmouth (NJ), County of, New Jersey
2566.	Newark (NJ), City of, New Jersey
2567.	Ocean (NJ), County of, New Jersey
2568.	Paramus (NJ), Borough of, New Jersey
2569.	Passaic (NJ), County of, New Jersey
2570.	Paterson (NJ), City of, New Jersey
2571.	Ridgefield (NJ) Borough of, New Jersey
2572.	Saddlebrook (NJ), Township of, New Jersey
2573.	Sussex (NJ), County of, New Jersey
2574.	Teaneck (NJ), Township of, New Jersey
2575.	Trenton (NJ), City of, New Jersey
2576.	Union (NJ), County of, New Jersey
2577.	Alamogordo (NM), City of, New Mexico
2578.	Albuquerque (NM), City of, New Mexico
2579.	Bernalillo (NM), County of (Commissioners), New Mexico
2580.	Catron (NM), County of (Board of Commissioners), New Mexico
2581.	Cibola (NM), County of (Board of Commissioners), New Mexico
2582.	Colfax (NM), County of (Board of Commissioners), New Mexico
2583.	Curry (NM), County of (Board of Commissioners), New Mexico
2584.	Dona Ana (NM), County of (Board of Commissioners), New Mexico
2585.	Espanola (NM), City of, New Mexico
2586.	Grant (NM), County of, New Mexico
2587.	Hidalgo (NM), County of (Board of Commissioners), New Mexico
2588.	Hobbs (NM), City of, New Mexico
2589.	Las Cruces (NM), City of, New Mexico
2590.	Lea (NM), County of (Board of Commissioners), New Mexico
2591.	Lincoln (NM), County of (Board of Commissioners), New Mexico
2592.	Luna (NM), County of (Board of Commissioners), New Mexico
2593.	McKinley (NM), County of (Board of Commissioners), New Mexico

2594.	Mora (NM), County of, New Mexico
2595.	Otero (NM), County of (Board of Commissioners), New Mexico
2596.	Rio Arriba (NM), County of, New Mexico
2597.	Roosevelt (NM), County of, New Mexico
2598.	San Juan (NM), County of, New Mexico
2599.	San Miguel (NM) County of (Board of Commissioners), New Mexico
2600.	Sandoval (NM), County of, New Mexico
2601.	Santa Fe (NM), County of (Board of Commissioners), New Mexico
2602.	Sante Fe (NM), City of, New Mexico
2603.	Sierra (NM), County of (Board of Commissioners), New Mexico
2604.	Sorocco (NM), County of (Board of Commissioners), New Mexico
2605.	Taos (NM), County of (Board of Commissioners), New Mexico
2606.	Union (NM), County of (Board of Commissioners), New Mexico
2607.	Valencia (NM), County of (Board of Commissioners), New Mexico
2608.	Albany (NY), City of, New York
2609.	Albany (NY), County of, New York
2610.	Allegany (NY), County of, New York
2611.	Amherst (NY), Town of, New York
2612.	Amityville (NY), Village of, New York
2613.	Amsterdam (NY), City of, New York
2614.	Auburn (NY), City of, New York
2615.	Babylon (NY), Town of, New York
2616.	Babylon (NY), Village of, New York
2617.	Bellmore (NY), Fire District of, New York
2618.	Bellport (NY), Village of, New York
2619.	Board of Education of Rochester City School District (NY), New York
2620.	Brookhaven (NY), Town of, New York
2621.	Broome (NY), County of, New York
2622.	Buffalo (NY), City of, New York
2623.	Cattaraugus (NY), County of, New York
2624.	Cayuga (NY), County of, New York
2625.	Centereach (NY), Fire District, New York
2626.	Centerport (NY), Fire District of, New York
2627.	Chautauqua (NY), County of, New York
2628.	Cheektowaga (NY), Town of, New York
2629.	Chemung (NY), County of, New York
2630.	Chenango (NY), County of, New York
2631.	Clarkstown (NY), Town of, New York
2632.	Clinton (NY), County of, New York
2633.	Columbia (NY), County of, New York
2634.	Cortland (NY) County of, New York
2635.	Dutchess (NY), County of, New York
2636.	East Hampton (NY), Village of, New York

2637.	East Rockaway (NY), Village of, New York
2638.	Erie (NY), County of, New York
2639.	Essex (NY), County of, New York
2640.	Farmingdale (NY), Village of, New York
2641.	Floral Park (NY), Village of, New York
2642.	Franklin (NY), County of, New York
2643.	Fulton (NY), County of, New York
2644.	Garden City (NY), Village of, New York
2645.	Genesee (NY), County of, New York
2646.	Geneva (NY), City of, New York
2647.	Great Neck (NY), Village of, New York
2648.	Greene (NY), County of, New York
2649.	Greenport (NY), Village of, New York
2650.	Hamilton (NY), County of, New York
2651.	Hauppauge (NY), Fire District, New York
2652.	Haverstraw (NY), Town of, New York
2653.	Hempstead (NY), Town of, New York
2654.	Hempstead (NY), Village of, New York
2655.	Herkimer (NY), County of, New York
2656.	Herkimer (NY), Village of, New York
2657.	Hicksville (NY), Water District of, New York
2658.	Huntington (NY), Town of, New York
2659.	Island Park (NY), Village of, New York
2660.	Islandia (NY), Village of, New York
2661.	Islip (NY), Town of, New York
2662.	Islip Terrace (NY), Fire District of, New York
2663.	Ithaca (NY), City of, New York
2664.	Jefferson (NY), County of, New York
2665.	Kingston (NY), City of, New York
2666.	Lackawanna (NY), City of, New York
2667.	Lake Grove (NY), Village of, New York
2668.	Lancaster (NY), Town of, New York
2669.	Lawrence (NY), Village of, New York
2670.	Levittown (NY), Fire District of, New York
2671.	Lewis (NY), County of, New York
2672.	Lindenhurst (NY), Village of, New York
2673.	Livingston (NY), County of, New York
2674.	Lloyd Harbor (NY), Village of, New York
2675.	Long Beach (NY), City of, New York
2676.	Lynbrook (NY), Village of, New York
2677.	Madison (NY), County of, New York
2678.	Massapequa Park (NY), Village of, New York
2679.	Melville (NY), Fire District of, New York
2680.	Merrick Library (NY), New York
2681.	Mill Neck (NY), Village of, New York
2682.	Miller Place (NY), Fire District of, New York
2683.	Millerton (NY), Village of, New York

2684.	Monroe (NY), County of, New York
2685.	Montgomery (NY), County of, New York
2686.	Mount Sinai (NY), Fire District of, New York
2687.	Mount Vernon (NY), City of, New York
2688.	Nassau (NY), County of, New York
2689.	Nesconset (NY), Fire District of, New York
2690.	New Hyde Park (NY), Village of, New York
2691.	New York (NY), City of, New York
2692.	Niagara (NY), County of, New York
2693.	Nissequogue (NY), Village of, New York
2694.	North Hempstead (NY), Town of, New York
2695.	North Merrick (NY), Fire District of, New York
2696.	North Patchogue (NY), Fire District of, New York
2697.	Northport (NY), Village of, New York
2698.	Ogdensburg (NY), City of, New York
2699.	Old Westbury (NY), Village of, New York
2700.	Oneida (NY), County of, New York
2701.	Onondaga (NY), County of, New York
2702.	Ontario (NY), County of, New York
2703.	Orange (NY), County of, New York
2704.	Orangetown (NY), Town of, New York
2705.	Orleans (NY) County of, New York
2706.	Oswego (NY), County of, New York
2707.	Otsego (NY), County of, New York
2708.	Oyster Bay (NY), Town of, New York
2709.	Patchogue (NY), Village of, New York
2710.	Plainview—Old Bethpage Public Library (NY), New York
2711.	Plattsburgh (NY), City of, New York
2712.	Poquott (NY), Village of, New York
2713.	Port Washington (NY), Water District of, New York
2714.	Port Washington North (NY), Village of, New York
2715.	Poughkeepsie (NY), City of, New York
2716.	Poughkeepsie (NY), Town of, New York
2717.	Putnam (NY), County of, New York
2718.	Ramapo (NY), Town of, New York
2719.	Rensselaer (NY), County of, New York
2720.	Ridge (NY), Fire District of, New York
2721.	Riverhead (NY), Town of, New York
2722.	Rochester (NY), City of, New York
2723.	Rockland (NY), County of, New York
2724.	Rockville Centre Public Library (NY), New York
2725.	Rome (NY), City of, New York
2726.	Rosalyn (NY) Water District, New York

2727.	Saltaire (NY), Village of, New York
2728.	Saratoga (NY), County of, New York
2729.	Saratoga Springs (NY), City of, New York
2730.	Schenectady (NY), City of, New York
2731.	Schenectady (NY), County of, New York
2732.	Schoharie (NY), County of, New York
2733.	Schuyler (NY), County of, New York
2734.	Seneca (NY), County of, New York
2735.	Smithtown (NY), Fire District of, New York
2736.	Smithtown (NY), Town of, New York
2737.	South Farmingdale (NY), Fire District of, New York
2738.	Southampton (NY), Town of, New York
2739.	Southold (NY), Town of, New York
2740.	St James (NY), Fire District, New York
2741.	St. Lawrence (NY), County of, New York
2742.	Steuben (NY), County of, New York
2743.	Stewart Manor (NY), Village of, New York
2744.	Stony Brook (NY), Fire District of, New York
2745.	Stony Point (NY), Town of, New York
2746.	Suffern (NY), Village of, New York
2747.	Suffolk (NY), County of, New York
2748.	Sullivan (NY), County of, New York
2749.	Syracuse (NY), City of, New York
2750.	The Branch (NY), Village of, New York
2751.	Tioga (NY), County of, New York
2752.	Tompkins (NY), County of, New York
2753.	Tonawanda (NY), Town of, New York
2754.	Troy (NY), City of, New York
2755.	Ulster (NY), County of, New York
2756.	Uniondale (NY), Fire District of, New York
2757.	Utica (NY), City of, New York
2758.	Valley Stream (NY), Village of, New York
2759.	Wappinger (NY), Town of, New York
2760.	Wappingers Falls (NY), Village of, New York
2761.	Warren (NY), County of, New York
2762.	Washington (NY), County of, New York
2763.	West Hampton Dunes (NY), Village of, New York
2764.	West Haverstraw (NY), Village of, New York
2765.	West Hempstead (NY) Public Library, New York
2766.	Westbury (NY), Village of, New York
2767.	Westchester (NY), County of, New York
2768.	Wyoming (NY), County of, New York
2769.	Yates (NY) County of, New York
2770.	Yonkers (NY), City of, New York

2771.	Alamance (NC), County of, North Carolina
2772.	Alexander (NC), County of, North Carolina
2773.	Alleghany (NC), County of, North Carolina
2774.	Anson (NC), County of, North Carolina
2775.	Ashe (NC), County of, North Carolina
2776.	Beaufort (NC), County of, North Carolina
2777.	Bertie (NC), County of, North Carolina
2778.	Bladen (NC), County of, North Carolina
2779.	Brunswick (NC), County of, North Carolina
2780.	Buncombe (NC), County of, North Carolina
2781.	Burke (NC), County of, North Carolina
2782.	Cabarrus (NC), County of, North Carolina
2783.	Caldwell (NC), County of, North Carolina
2784.	Camden (NC), County of, North Carolina
2785.	Canton (NC), City of, North Carolina
2786.	Carteret (NC), County of, North Carolina
2787.	Caswell (NC), County of, North Carolina
2788.	Catawba (NC), County of, North Carolina
2789.	Chatham (NC), County of, North Carolina
2790.	Cherokee (NC), County of, North Carolina
2791.	Chowan (NC), County of, North Carolina
2792.	Cleveland (NC), County of, North Carolina
2793.	Columbus (NC), County of, North Carolina
2794.	Craven (NC), County of, North Carolina
2795.	Cumberland (NC), County of, North Carolina
2796.	Currituck (NC), County of, North Carolina
2797.	Dare (NC), County of, North Carolina
2798.	Davidson (NC), County of, North Carolina
2799.	Davie (NC), County of, North Carolina
2800.	Duplin (NC), County of, North Carolina
2801.	Durham (NC), County of, North Carolina
2802.	Fayetteville (NC), City Of, North Carolina
2803.	Forsyth (NC), County of, North Carolina
2804.	Franklin (NC), County of, North Carolina
2805.	Gaston (NC), County of, North Carolina
2806.	Granville (NC), County of, North Carolina
2807.	Greene (NC), County of, North Carolina
2808.	Greensboro (NC), City of, North Carolina
2809.	Guilford (NC), County of, North Carolina
2810.	Halifax (NC), County of, North Carolina
2811.	Haywood (NC), County of, North Carolina
2812.	Henderson (NC), City of, North Carolina
2813.	Hickory (NC), City of, North Carolina
2814.	Iredell (NC) County of, North Carolina
2815.	Jacksonville (NC), City of, North Carolina
2816.	Jones (NC), County of, North Carolina
2817.	Lee (NC), County of, North Carolina
2818.	Lenoir (NC), County of, North Carolina

2819.	Lincoln (NC), County of, North Carolina
2820.	Madison (NC), County of, North Carolina
2821.	Martin (NC), County of, North Carolina
2822.	McDowell (NC), County of, North Carolina
2823.	Mecklenburg (NC), County of, North Carolina
2824.	Mitchell (NC), County of, North Carolina
2825.	Moore (NC), County of, North Carolina
2826.	New Hanover (NC), County of, North Carolina
2827.	Onslow (NC), County of, North Carolina
2828.	Orange (NC), County of, North Carolina
2829.	Pamlico (NC), County of, North Carolina
2830.	Pasquotank (NC), County of, North Carolina
2831.	Person (NC), County of, North Carolina
2832.	Pitt (NC), County of, North Carolina
2833.	Polk (NC), County of, North Carolina
2834.	Randolph (NC), County of, North Carolina
2835.	Richmond (NC), County of, North Carolina
2836.	Robeson (NC), County of, North Carolina
2837.	Rockingham (NC), County of, North Carolina
2838.	Rowan (NC), County of, North Carolina
2839.	Rutherford (NC), County of, North Carolina
2840.	Sampson (NC), County of, North Carolina
2841.	Scotland (NC), County of, North Carolina
2842.	Stokes (NC), County of, North Carolina
2843.	Surry (NC), County of, North Carolina
2844.	Tyrrell (NC), County of, North Carolina
2845.	Vance (NC), County of, North Carolina
2846.	Warren (NC), County of, North Carolina
2847.	Washington (NC), County of, North Carolina
2848.	Watauga (NC), County of, North Carolina
2849.	Wayne (NC), County of, North Carolina
2850.	Wilkes (NC), County of, North Carolina
2851.	Wilmington (NC), City of, North Carolina
2852.	Winston-Salem (NC), City of, North Carolina
2853.	Yadkin (NC), County of, North Carolina
2854.	Yancey (NC), County of, North Carolina
2855.	Barnes (ND), County of, North Dakota
2856.	Benson (ND), County of, North Dakota
2857.	Bismarck (ND), City of, North Dakota
2858.	Burleigh (ND), County of, North Dakota
2859.	Cass (ND), County of, North Dakota
2860.	Devils Lake (ND), City of, North Dakota
2861.	Dickey (ND), County of, North Dakota
2862.	Dunn (ND), County of, North Dakota

2863.	Eddy (ND), County of, North Dakota
2864.	Fargo (ND), City of, North Dakota
2865.	Foster (ND), County of, North Dakota
2866.	Grand Forks (ND), City of, North Dakota
2867.	Grand Forks (ND), County of, North Dakota
2868.	Lamoure (ND), County of, North Dakota
2869.	Lisbon (ND), City of, North Dakota
2870.	McKenzie (ND), County of, North Dakota
2871.	McLean (ND), County of, North Dakota
2872.	Mercer (ND), County of, North Dakota
2873.	Mountrail (ND), County of, North Dakota
2874.	Pembina (ND), County of, North Dakota
2875.	Pierce (ND), County of, North Dakota
2876.	Ramsey (ND), County of, North Dakota
2877.	Ransom (ND), County of, North Dakota
2878.	Richland (ND), County of, North Dakota
2879.	Rolette (ND), County of, North Dakota
2880.	Sargent (ND), County of, North Dakota
2881.	Stark (ND), County of, North Dakota
2882.	Towner (ND), County of, North Dakota
2883.	Walsh (ND), County of, North Dakota
2884.	Ward (ND), County of, North Dakota
2885.	Wells (ND), County of, North Dakota
2886.	Williams (ND), County of, North Dakota
2887.	Adams (OH), County of (Board of Commissioners), Ohio
2888.	Akron (OH), City of, Ohio
2889.	Allen (OH), County of (Board of Commissioners), Ohio
2890.	Alliance (OH), City of, Ohio
2891.	Ashland (OH), City of, Ohio
2892.	Ashland (OH), County of (Board of Commissioners), Ohio
2893.	Ashtabula (OH), County of, Ohio
2894.	Athens (OH), County of (Board of Commissioners), Ohio
2895.	Auglaize (OH), County of (Board of Commissioners), Ohio
2896.	Aurora (OH), City of, Ohio
2897.	Barberton (OH), City of, Ohio
2898.	Belmont (OH), County of (Board of Commissioners), Ohio
2899.	Boston (OH), Township of, Ohio
2900.	Boston Heights (OH), Village of, Ohio
2901.	Broadview Heights (OH), City of, Ohio
2902.	Brooklyn Heights (OH), Village of, Ohio
2903.	Brown (OH), County of (Board of Commissioners), Ohio
2904.	Brunswick (OH), City of, Ohio
2905.	Butler (OH), County of (Board of Commissioners), Ohio
2906.	Canton (OH), City of, Ohio

2907.	Carroll (OH), County of (Board of Commissioners), Ohio
2908.	Champaign (OH), County of (Board of Commissioners), Ohio
2909.	Cincinnati (OH), City of, Ohio
2910.	Clermont (OH), County of (Board of Commissioners), Ohio
2911.	Cleveland (OH), City of, Ohio
2912.	Clinton (OH), County of (Board of Commissioners), Ohio
2913.	Clinton (OH), Village of, Ohio
2914.	Columbiana (OH), County of (Board of Commissioners), Ohio
2915.	Columbus (OH), City of, Ohio
2916.	Copley (OH), Township of, Ohio
2917.	Coshocton (OH), County of (Board of Commissioners), Ohio
2918.	Coventry (OH), Township of, Ohio
2919.	Crawford (OH), County of (Board of Commissioners), Ohio
2920.	Cuyahoga Falls (OH), City of, Ohio
2921.	Darke (OH), County of (Commissioners), Ohio
2922.	Dayton (OH), City of, Ohio
2923.	Delaware (OH), County of (Board of Commissioners), Ohio
2924.	East Cleveland (OH), City of, Ohio
2925.	Elyria (OH), City of, Ohio
2926.	Erie (OH), County of (Board of Commissioners), Ohio
2927.	Euclid (OH), City of, Ohio
2928.	Fairfield (OH), City of, Ohio
2929.	Fairfield (OH), County of (Board of Commissioners), Ohio
2930.	Fairlawn (OH), City of, Ohio
2931.	Fayette (OH), County of, Ohio
2932.	Findlay (OH), City of, Ohio
2933.	Fostoria (OH), City of, Ohio
2934.	Franklin (OH), County of (Board of Commissioners), Ohio
2935.	Fulton (OH), County of (Board of Commissioners), Ohio
2936.	Gallia (OH), County of (Board of Commissioners), Ohio
2937.	Garfield Heights (OH), City of, Ohio
2938.	Geauga (OH), County of (Commissioners), Ohio
2939.	Green (OH), City of, Ohio
2940.	Guernsey (OH), County of (Board of Commissioners), Ohio
2941.	Hamilton (OH), City of, Ohio
2942.	Hamilton (OH), County of (Board of Commissioners), Ohio

2943.	Hancock (OH), County of (Board of Commissioners), Ohio
2944.	Harrison (OH), County of (Commissioners), Ohio
2945.	Hocking (OH), County of (Board of Commissioners), Ohio
2946.	Huron (OH), City of, Ohio
2947.	Huron (OH), County of (Board of Commissioners), Ohio
2948.	Ironton (OH), City of, Ohio
2949.	Jackson (OH), County of (Board of Commissioners), Ohio
2950.	Jefferson (OH), County of, Ohio
2951.	Kent (OH), City of, Ohio
2952.	Knox (OH), County of (Board of Commissioners), Ohio
2953.	Lake (OH), County of, Ohio
2954.	Lakemore (OH), Village of, Ohio
2955.	Lakewood (OH), City of, Ohio
2956.	Lawrence (OH), County of (Board of Commissioners), Ohio
2957.	Lebanon (OH), City of, Ohio
2958.	Licking (OH), County (Board of Commissioners), Ohio
2959.	Lima (OH), City of, Ohio
2960.	Logan (OH), County of (Board of Commissioners), Ohio
2961.	Lorain (OH), City of, Ohio
2962.	Lorain (OH), County of, Ohio
2963.	Lucas (OH), County of (Board of Commissioners), Ohio
2964.	Lucas County Children Services Board of Trustees (OH), Ohio
2965.	Lyndhurst (OH), City of, Ohio
2966.	Macedonia (OH), City of, Ohio
2967.	Mansfield (OH), City of, Ohio
2968.	Marietta (OH), City of, Ohio
2969.	Marion (OH), County of, Ohio
2970.	Massillon (OH), City of, Ohio
2971.	Mayfield Heights (OH), City of, Ohio
2972.	Medina (OH), County of, Ohio
2973.	Meigs (OH), County of, Ohio
2974.	Mental Health & Recovery Services Board of Allen, Auglaize, and Hardin Counties (OH), Ohio
2975.	Mental Health & Recovery Services Board of Lucas County (OH), Ohio
2976.	Mercer (OH), County of (Board of Commissioners), Ohio
2977.	Miami (OH), County of (Board of Commissioners), Ohio
2978.	Middletown (OH), City of, Ohio
2979.	Mogadore (OH), Village of, Ohio

2980.	Monroe (OH), County of (Board of Commissioners), Ohio
2981.	Montgomery (OH), County of (Board of Commissioners), Ohio
2982.	Morrow (OH), County of (Board of Commisioners), Ohio
2983.	Munroe Falls (OH), City of, Ohio
2984.	Muskingum (OH), County of (Board of Commissioners), Ohio
2985.	New Franklin (OH), City of, Ohio
2986.	Newburgh Heights (OH), Village of, Ohio
2987.	Noble (OH), County of (Commissioners), Ohio
2988.	North Olmsted (OH), City of, Ohio
2989.	North Ridgeville (OH), City of, Ohio
2990.	North Royalton (OH), City of, Ohio
2991.	Norton (OH), City of, Ohio
2992.	Norwalk (OH), City of, Ohio
2993.	Olmsted Falls (OH), City of, Ohio
2994.	Ottawa (OH), County of (Board of Commissioners), Ohio
2995.	Painesville (OH), Township of, Ohio
2996.	Parma (OH), City of, Ohio
2997.	Parma Heights (OH), City of, Ohio
2998.	Peninsula (OH), Village of, Ohio
2999.	Perry (OH), County of (Board of Commissioners), Ohio
3000.	Pike (OH), County of (Board), Ohio
3001.	Portage (OH), County of, Ohio
3002.	Portsmouth (OH), City of, Ohio
3003.	Ravenna (OH), City of, Ohio
3004.	Richfield (OH), Village of, Ohio
3005.	Richland (OH), County Children’s Services of, Ohio
3006.	Ross (OH), County of, Ohio
3007.	Sandusky (OH), City of, Ohio
3008.	Sandusky (OH), County of (Commissioners), Ohio
3009.	Scioto (OH), County of (Board of Commissioners), Ohio
3010.	Seneca (OH), County of (Board of Commissioners), Ohio
3011.	Seven Hills (OH), City of, Ohio
3012.	Shelby (OH), County of (Board of Commissioners), Ohio
3013.	Silver Lake (OH), Village of, Ohio
3014.	Springfield (OH), Township of, Ohio
3015.	St. Marys (OH), City of, Ohio
3016.	Stark (OH), County of, Ohio
3017.	Stow (OH), City of, Ohio
3018.	Strongsville (OH), City of, Ohio
3019.	Tallmadge (OH), City of, Ohio
3020.	Toledo (OH), City of, Ohio

3021.	Trumbull (OH), County of, Ohio
3022.	Tuscarawas (OH), County of, Ohio
3023.	Valley Fire District (OH), Ohio
3024.	Van Wert (OH), City of, Ohio
3025.	Van Wert (OH), County of (Board of Commissioners), Ohio
3026.	Vinton County (OH), County of (Board of Commissioners), Ohio
3027.	Warren (OH), City of, Ohio
3028.	Warrensville Heights (OH), City of, Ohio
3029.	Washington (OH), County of, Ohio
3030.	Wayne (OH), County of (Board of Commissioners), Ohio
3031.	Wickliffe (OH), City of, Ohio
3032.	Williams (OH), County of (Commissioners), Ohio
3033.	Wyandot (OH), County of (Board of Commissioners), Ohio
3034.	Youngstown (OH), City of, Ohio
3035.	Ada, (OK), City of, Oklahoma
3036.	Altus (OK), City of, Oklahoma
3037.	Anadarko (OK), City of, Oklahoma
3038.	Atoka (OK), County of (Board of Commissioners), Oklahoma
3039.	Beckham (OK), County of (Board of Commissioners), Oklahoma
3040.	Bethany (OK), City of, Oklahoma
3041.	Broken Arrow (OK), City of, Oklahoma
3042.	Caddo (OK), County of (Board of Commissioners), Oklahoma
3043.	Choctaw (OK), County of (Board of Commissioners), Oklahoma
3044.	Cimarron (OK), County of (Board of Commissioners), Oklahoma
3045.	Cleveland (OK), County of (Board of Commissioners), Oklahoma
3046.	Coal (OK), County of (Board of Commissioners), Oklahoma
3047.	Comanche (OK), County of (Board of Commissioners), Oklahoma
3048.	Craig (OK), County of (County Commission), Oklahoma
3049.	Creek (OK), County of (County Commission), Oklahoma
3050.	Custer (OK), County of (Board of Commissioners), Oklahoma
3051.	Delaware (OK), County of (Board of Commissioners), Oklahoma
3052.	Dewey County (OK), County of (Board of Commissioners), Oklahoma
3053.	Edmond (OK), City of, Oklahoma
3054.	El Reno (OK), City of, Oklahoma
3055.	Elk City (OK), City of, Oklahoma

3056.	Enid (OK), City of, Oklahoma
3057.	Garvin (OK), County of (Board of Commissioners), Oklahoma
3058.	Grady (OK), County of (Board of Commissioners), Oklahoma
3059.	Greer (OK), County of (Board of Commissioners), Oklahoma
3060.	Guthrie (OK), City of, Oklahoma
3061.	Harmon (OK), County of (Board of Commissioners), Oklahoma
3062.	Harper County (OK), County of (Board of Commissioners), Oklahoma
3063.	Haskell County (OK), County of (Board of Commissioners), Oklahoma
3064.	Hughes (OK), County of (Board of Commissioners), Oklahoma
3065.	Jackson (OK), County of (Board of Commissioners), Oklahoma
3066.	Jefferson (OK), County of (Board of Commissioners), Oklahoma
3067.	Jenks (OK), City of, Oklahoma
3068.	Johnston County (OK), County of (Board of Commissioners), Oklahoma
3069.	Kay (OK), County of (Commissioners), Oklahoma
3070.	Kiowa (OK), County of (Board of Commissioners), Oklahoma
3071.	Latimer (OK), County of (Board of Commissioners), Oklahoma
3072.	Lawton (OK), City of, Oklahoma
3073.	Le Flore (OK), County of (Board of Commissioners), Oklahoma
3074.	Lincoln (OK), County of (Board of Commissioners), Oklahoma
3075.	Logan County (OK), County of (Board of Commissioners), Oklahoma
3076.	Love County (OK), County of (Board of Commissioners), Oklahoma
3077.	Major County (OK), County of (Board of Commissioners), Oklahoma
3078.	Mayes (OK), County of (County Commission), Oklahoma
3079.	McClain (OK), County of (Board of Commissioners), Oklahoma
3080.	McCurtain (OK), County of (Board of Commissioners), Oklahoma
3081.	Midwest City (OK), City of, Oklahoma
3082.	Muskogee (OK), City of, Oklahoma
3083.	Muskogee (OK), County of (Board of Commissioners), Oklahoma
3084.	Mustang (OK), City of, Oklahoma
3085.	Noble (OK), County of (Commissioners), Oklahoma

3086.	Nowata (OK), County of, Oklahoma
3087.	Okfuskee (OK), County of (Board of Commissioners), Oklahoma
3088.	Oklahoma (OK), County of (Board of Commissioners), Oklahoma
3089.	Oklahoma City (OK), City of, Oklahoma
3090.	Okmulgee (OK), County of (County Commission), Oklahoma
3091.	Osage County (OK), County of (Board of Commissioners), Oklahoma
3092.	Ottawa (OK), County of (Board of Commissioners), Oklahoma
3093.	Owasso (OK), City of, Oklahoma
3094.	Pawnee (OK), County of (Board of Commissioners), Oklahoma
3095.	Payne (OK), County of (County Commission), Oklahoma
3096.	Pittsburg (OK), County of (Board of Commissioners), Oklahoma
3097.	Ponca City (OK), City of, Oklahoma
3098.	Pottawatomie (OK), County of (Board of Commissioners), Oklahoma
3099.	Roger Mills (OK), County of (Board of Commissioners), Oklahoma
3100.	Rogers (OK), County of (County Commission), Oklahoma
3101.	Seminole (OK), City of, Oklahoma
3102.	Seminole (OK), County of (Board of Commissioners), Oklahoma
3103.	Shawnee (OK), City of, Oklahoma
3104.	Stephens (OK), County of (Board of Commissioners), Oklahoma
3105.	Stillwater (OK), City of, Oklahoma
3106.	Texas (OK), County of (Board of Commissioners), Oklahoma
3107.	Tillman (OK), County of (Board of Commissioners), Oklahoma
3108.	Tulsa (OK), City of, Oklahoma
3109.	Tulsa (OK), County of (Board of Commissioners), Oklahoma
3110.	Washington (OK), County of (County Commission), Oklahoma
3111.	Woods County (OK), County of (Board of Commissioners), Oklahoma
3112.	Woodward (OK), County of (Board of Commissioners), Oklahoma
3113.	Yukon (OK), City of, Oklahoma
3114.	Clackamas (OR), County of, Oregon
3115.	Clatsop (OR), County of, Oregon
3116.	Columbia (OR), County of, Oregon
3117.	Coos (OR), County of, Oregon
3118.	Curry (OR), County of, Oregon
3119.	Jackson (OR), County of, Oregon

3120.	Josephine (OR), County of, Oregon
3121.	Lane (OR), County of, Oregon
3122.	Multnomah (OR), County of, Oregon
3123.	Portland (OR), City of, Oregon
3124.	Washington (OR), County of, Oregon
3125.	Yamhill (OR), County of, Oregon
3126.	Adams (PA), County of, Pennsylvania
3127.	Aliquippa (PA), City of, Pennsylvania
3128.	Allegheny, (PA), County of, Pennsylvania
3129.	Allentown (PA), City of, Pennsylvania
3130.	Armstrong (PA), County of, Pennsylvania
3131.	Beaver (PA), County of, Pennsylvania
3132.	Bedford (PA), County of, Pennsylvania
3133.	Bensalem (PA), Township of, Pennsylvania
3134.	Berks (PA) County of (District Attorney John Adams), Pennsylvania
3135.	Bradford (PA), County of, Pennsylvania
3136.	Bristol (PA), Township, Pennsylvania
3137.	Bucks (PA), County of, Pennsylvania
3138.	Cambria (PA), County of, Pennsylvania
3139.	Carbon (PA), County of, Pennsylvania
3140.	Chester (PA), County of, Pennsylvania
3141.	Clarion (PA), County of, Pennsylvania
3142.	Clearfield (PA), County of, Pennsylvania
3143.	Clinton (PA), County of, Pennsylvania
3144.	Coatesville (PA), City of, Pennsylvania
3145.	Columbia (PA), County of, Pennsylvania
3146.	Cumberland (PA), County of, Pennsylvania
3147.	Dauphin (PA) County, of (District Attorney Francis Chardo), Pennsylvania
3148.	Delaware (PA), County of, Pennsylvania
3149.	Edwardsville (PA), Borough of, Pennsylvania
3150.	Erie (PA), County of, Pennsylvania
3151.	Exeter (PA), Borough of, Pennsylvania
3152.	Fairview (PA), Township of, Pennsylvania
3153.	Fayette (PA), County of, Pennsylvania
3154.	Forty Fort (PA), Borough of, Pennsylvania
3155.	Franklin (PA), County of, Pennsylvania
3156.	Greene (PA), County of, Pennsylvania
3157.	Hanover (PA), Township of, Pennsylvania
3158.	Hazleton (PA), City of, Pennsylvania
3159.	Huntingdon (PA), County of, Pennsylvania
3160.	Indiana (PA), County of, Pennsylvania
3161.	Kingston (PA), Borough of, Pennsylvania
3162.	Lackawanna (PA), County of, Pennsylvania
3163.	Lawrence (PA), County of, Pennsylvania
3164.	Lehigh (PA), County of, Pennsylvania
3165.	Lock Haven (PA), City of, Pennsylvania

3166.	Lower Makefield (PA), Township of, Pennsylvania
3167.	Lower Southampton (PA), Township of, Pennsylvania
3168.	Luzerne (PA), County of, Pennsylvania
3169.	Lycoming (PA), County of, Pennsylvania
3170.	Mercer (PA), County of, Pennsylvania
3171.	Middletown (PA), Township of, Pennsylvania
3172.	Monroe (PA), County of, Pennsylvania
3173.	Morrisville (PA), Borough of, Pennsylvania
3174.	Nanticoke (PA), City of, Pennsylvania
3175.	New Castle (PA), City of, Pennsylvania
3176.	Newtown (PA), Township of, Pennsylvania
3177.	Norristown (PA), Municipality of, Pennsylvania
3178.	Northampton (PA) County of (District Attorney Terence Houck), Pennsylvania
3179.	Northumberland (PA), County of, Pennsylvania
3180.	Philadelphia (PA), City of, Pennsylvania
3181.	Pike (PA), County of, Pennsylvania
3182.	Pittsburgh (PA), City of, Pennsylvania
3183.	Plains (PA), Township, Pennsylvania
3184.	Schuylkill (PA), County of, Pennsylvania
3185.	Sugar Notch (PA), Borough, Pennsylvania
3186.	Tioga (PA), County of, Pennsylvania
3187.	Union (PA), Township of, Pennsylvania
3188.	Warminster (PA), Township of, Pennsylvania
3189.	Warrington (PA), Township of, Pennsylvania
3190.	Washington (PA), County of, Pennsylvania
3191.	West Norriton (PA), Township of, Pennsylvania
3192.	West Pittston (PA), Borough of, Pennsylvania
3193.	Westmoreland (PA), County of, Pennsylvania
3194.	Wilkes-Barre (PA), City of, Pennsylvania
3195.	Wilkes-Barre (PA), Township, Pennsylvania
3196.	Wright (PA), Township of, Pennsylvania
3197.	Wyoming (PA), Borough of, Pennsylvania
3198.	Wyoming (PA), County of, Pennsylvania
3199.	York (PA), County of, Pennsylvania
3200.	Adjuntas (PR), Municipality of, Puerto Rico
3201.	Arroyo (PR), Municipality of, Puerto Rico
3202.	Barceloneta (PR), Municipality of, Puerto Rico

3203.	Bayamon (PR), Municipality of, Puerto Rico
3204.	Caguas (PR), Municipality of, Puerto Rico
3205.	Canovanas Puerto Rico (PR), Municipality of, Puerto Rico
3206.	Catano (PR), Municipality of, Puerto Rico
3207.	Cayey (PR), Municipality of, Puerto Rico
3208.	Ceiba (PR), Municipality of, Puerto Rico
3209.	Cidra (PR), Municipality of, Puerto Rico
3210.	Coamo (PR), Municipality of, Puerto Rico
3211.	Guayanilla (PR), Municipality of, Puerto Rico
3212.	Isla de Vieques (PR), Municipality of, Puerto Rico
3213.	Juncos (PR), Municipality of, Puerto Rico
3214.	Loiza (PR), Municipality of, Puerto Rico
3215.	Rio Grande (PR), Municipality of, Puerto Rico
3216.	Sabana Grande (PR), Municipality of, Puerto Rico
3217.	San Juan (PR), Municipality of, Puerto Rico
3218.	Vega Alta (PR), Municipality of, Puerto Rico
3219.	Villalba (PR), Municipality of, Puerto Rico
3220.	Yabucoa (PR), Municipality of, Puerto Rico
3221.	Barrington (RI), Town of, Rhode Island
3222.	Bristol (RI), Town of, Rhode Island
3223.	Burrillville (RI), Town of, Rhode Island
3224.	Central Falls (RI), City of, Rhode Island
3225.	Charlestown (RI), Town of, Rhode Island
3226.	Coventry (RI), Town of, Rhode Island
3227.	Cranston (RI), City of, Rhode Island
3228.	Cumberland (RI), Town of, Rhode Island
3229.	East Greenwich (RI), Town of, Rhode Island
3230.	East Providence (RI), City of, Rhode Island
3231.	Foster (RI), Town of, Rhode Island
3232.	Glocester (RI), Town of, Rhode Island
3233.	Hopkinton (RI), Town of, Rhode Island
3234.	Jamestown (RI), Town of, Rhode Island
3235.	Johnston (RI), Town of, Rhode Island
3236.	Middletown (RI), Town of, Rhode Island
3237.	Narragansett (RI), Town of, Rhode Island
3238.	Newport (RI), City of, Rhode Island
3239.	North Kingstown (RI), Town of, Rhode Island
3240.	North Providence (RI), Town of, Rhode Island
3241.	Pawtucket (RI), City of, Rhode Island
3242.	Portsmouth (RI), Town of, Rhode Island

3243.	Providence (RI), City of, Rhode Island
3244.	Richmond (RI), Town of, Rhode Island
3245.	Scituate (RI), Town of, Rhode Island
3246.	Smithfield (RI), Town of, Rhode Island
3247.	South Kingstown (RI), Town of, Rhode Island
3248.	Warren (RI), Town of, Rhode Island
3249.	Warwick (RI), City of, Rhode Island
3250.	West Greenwich (RI), Town of, Rhode Island
3251.	West Warwick (RI), Town of, Rhode Island
3252.	Westerly (RI), Town of, Rhode Island
3253.	Woonsocket (RI), City of, Rhode Island
3254.	Abbeville (SC), County of, South Carolina
3255.	Aiken (SC), County of, South Carolina
3256.	Allendale (SC), County of, South Carolina
3257.	Anderson, (SC), County of, South Carolina
3258.	Bamberg (SC), County of, South Carolina
3259.	Barnwell (SC), County of, South Carolina
3260.	Beaufort (SC), County of, South Carolina
3261.	Berkeley (SC), County of, South Carolina
3262.	Calhoun (SC), County of, South Carolina
3263.	Charleston (SC), City of, South Carolina
3264.	Charleston (SC), County of, South Carolina
3265.	Cherokee (SC), County of, South Carolina
3266.	Chester (SC), City of, South Carolina
3267.	Chester (SC), County of, South Carolina
3268.	Chesterfield (SC), County of, South Carolina
3269.	Clarendon (SC), County of, South Carolina
3270.	Colleton (SC), County of, South Carolina
3271.	Columbia (SC), City of, South Carolina
3272.	Dillon (SC), County of, South Carolina
3273.	Dorchester (SC), County of, South Carolina
3274.	Edgefield (SC), County, South Carolina
3275.	Fairfield (SC) County of, South Carolina
3276.	Florence (SC), County of, South Carolina
3277.	Georgetown (SC), City of, South Carolina
3278.	Georgetown (SC), County of, South Carolina
3279.	Greenville (SC), County of, South Carolina
3280.	Greenwood (SC), County of, South Carolina
3281.	Hampton (SC), County of, South Carolina
3282.	Horry (SC), County of, South Carolina
3283.	Jasper (SC), County of, South Carolina
3284.	Kershaw (SC) County Hospital Board, South Carolina
3285.	Kershaw (SC), County of, South Carolina
3286.	Lancaster (SC), County of, South Carolina

3287.	Laurens (SC), County of, South Carolina
3288.	Lee (SC), County of, South Carolina
3289.	Lexington County (SC), South Carolina
3290.	Marion (SC), County of, South Carolina
3291.	Marlboro (SC), County of, South Carolina
3292.	McCormick (SC), County of, South Carolina
3293.	Mt. Pleasant (SC), Town of, South Carolina
3294.	Myrtle Beach (SC), City of, South Carolina
3295.	Newberry (SC), County of, South Carolina
3296.	North Charleston (SC), City of, South Carolina
3297.	Oconee (SC), County of, South Carolina
3298.	Orangeburg (SC), City of, South Carolina
3299.	Orangeburg (SC), County of, South Carolina
3300.	Pickens (SC) County of, South Carolina
3301.	Richland (SC), County of, South Carolina
3302.	Saluda (SC), County of, South Carolina
3303.	Spartanburg (SC), County of, South Carolina
3304.	Summerville (SC), Town of, South Carolina
3305.	Sumter (SC), County of, South Carolina
3306.	Union (SC), County of, South Carolina
3307.	Williamsburg (SC) County of, South Carolina
3308.	York (SC), County of, South Carolina
3309.	Pennington (SD), County of, South Dakota
3310.	Alexandria (TN), Town of, Tennessee
3311.	Algood (TN), City of, Tennessee
3312.	Ardmore (TN), City of, Tennessee
3313.	Arlington (TN), Town of, Tennessee
3314.	Auburntown (TN), Town of, Tennessee
3315.	Baxter (TN), Town of, Tennessee
3316.	Bedford (TN), County of, Tennessee
3317.	Bell Buckle (TN), Town of, Tennessee
3318.	Blount (TN), County of, Tennessee
3319.	Byrdstown (TN), Town of, Tennessee
3320.	Campbell (TN), County of, Tennessee
3321.	Cannon (TN), County of, Tennessee
3322.	Celine (TN), City of, Tennessee
3323.	Centertown (TN), Town of, Tennessee
3324.	Centerville (TN), Town of, Tennessee
3325.	Chapel Hill (TN), Town of, Tennessee
3326.	Claiborne (TN), County of, Tennessee
3327.	Clarksville (TN), City of, Tennessee
3328.	Clay (TN), County of, Tennessee
3329.	Clifton (TN), City of, Tennessee
3330.	Collinwood (TN), City of, Tennessee
3331.	Columbia (TN), City of, Tennessee
3332.	Cookeville (TN), City of, Tennessee

3333.	Cornersville (TN), Town of, Tennessee
3334.	Crab Orchard (TN), City of, Tennessee
3335.	Crockett (TN), County of, Tennessee
3336.	Crossville (TN), City of, Tennessee
3337.	Cumberland (TN), County of, Tennessee
3338.	Dandridge (TN), Town of, Tennessee
3339.	Decatur (TN), County of, Tennessee
3340.	Decatur (TN), Town of, Tennessee
3341.	Dekalb (TN), County of, Tennessee
3342.	Dowelltown (TN), Town of, Tennessee
3343.	Doyle (TN), Town of, Tennessee
3344.	Eagleville (TN), City of, Tennessee
3345.	Elkton (TN), City of, Tennessee
3346.	Ethridge (TN), Town of, Tennessee
3347.	Fayetteville (TN), City of, Tennessee
3348.	Fentress (TN), County of, Tennessee
3349.	Gatlinburg (TN) City of, Tennessee
3350.	Germantown (TN), City of, Tennessee
3351.	Giles (TN), County of, Tennessee
3352.	Greene (TN), County of, Tennessee
3353.	Hamilton (TN), County of, Tennessee
3354.	Hancock (TN), County of, Tennessee
3355.	Hawkins (TN), County of, Tennessee
3356.	Haywood (TN), County of, Tennessee
3357.	Henderson (TN), County of, Tennessee
3358.	Iron City (TN), City of, Tennessee
3359.	Jefferson (TN), County of, Tennessee
3360.	Johnson (TN), County of, Tennessee
3361.	La Vergne (TN), City of, Tennessee
3362.	Lauderdale (TN), County of, Tennessee
3363.	Lawrence (TN), County of, Tennessee
3364.	Lawrenceburg (TN), City of, Tennessee
3365.	Lewisburg (TN), City of, Tennessee
3366.	Lexington (TN), City of, Tennessee
3367.	Liberty (TN), Town of, Tennessee
3368.	Lincoln (TN), County of, Tennessee
3369.	Livingston (TN), Town of, Tennessee
3370.	Loretto (TN), City of, Tennessee
3371.	Lynchburg (TN), City of, Tennessee
3372.	Lynnville (TN), Town of, Tennessee
3373.	Madison (TN), County of, Tennessee
3374.	Marshall (TN), County of, Tennessee
3375.	Maryville (TN), City of, Tennessee
3376.	Maury (TN), County of, Tennessee
3377.	McMinnville (TN), City of, Tennessee
3378.	Memphis (TN), City of, Tennessee
3379.	Millington (TN), City of, Tennessee
3380.	Minor Hill (TN), City of, Tennessee
3381.	Monterey (TN), Town of, Tennessee
3382.	Montgomery (TN), County of, Tennessee
3383.	Moore (TN), County of, Tennessee
3384.	Morgan (TN), County of, Tennessee
3385.	Morrison (TN), Town of, Tennessee

3386.	Mount Pleasant (TN), City of, Tennessee
3387.	Murfreesboro (TN), City of, Tennessee
3388.	Nashville and Davidson County (TN), Government of, Tennessee
3389.	Normandy (TN), Town of, Tennessee
3390.	Obion (TN), County of, Tennessee
3391.	Overton (TN), County of, Tennessee
3392.	Petersburg (TN), Town of, Tennessee
3393.	Pickett (TN), County of, Tennessee
3394.	Pigeon Forge (TN), City of, Tennessee
3395.	Pleasant Hill (TN), Town of, Tennessee
3396.	Pulaski (TN), City of, Tennessee
3397.	Putnam (TN), County of, Tennessee
3398.	Ripley (TN), City of, Tennessee
3399.	Rutherford (TN), County of, Tennessee
3400.	Scott (TN), County, Tennessee
3401.	Shelby (TN), County of (Board of Commissioners), Tennessee
3402.	Shelbyville (TN), City of, Tennessee
3403.	Smith (TN), County of, Tennessee
3404.	Smithville (TN), City of, Tennessee
3405.	Smyrna (TN), Town of, Tennessee
3406.	Sparta (TN), City of, Tennessee
3407.	Spencer (TN), Town of, Tennessee
3408.	Spring Hill (TN), City of, Tennessee
3409.	St. Joseph (TN), City of, Tennessee
3410.	Sumner (TN), County of, Tennessee
3411.	Van Buren (TN), County of, Tennessee
3412.	Viola (TN), Town of, Tennessee
3413.	Warren (TN), County of, Tennessee
3414.	Wartrace (TN), Town of, Tennessee
3415.	Washington (TN), County of, Tennessee
3416.	Wayne (TN), County of, Tennessee
3417.	Waynesboro (TN), City of, Tennessee
3418.	White (TN), County of, Tennessee
3419.	Williamson (TN), County of, Tennessee
3420.	Woodbury (TN), Town of, Tennessee
3421.	Angelina (TX), County of, Texas
3422.	Bailey (TX), County of, Texas
3423.	Bastrop (TX), County of, Texas
3424.	Bee (TX), County of, Texas
3425.	Bexar (TX), County of, Texas
3426.	Bexar County Hospital District d/b/a University Health System (TX), Texas
3427.	Blanco (TX), County of, Texas
3428.	Bowie (TX), County of, Texas
3429.	Brazos (TX), County of, Texas
3430.	Brooks (TX), County of, Texas
3431.	Burleson (TX), County of, Texas
3432.	Burnet (TX), County of, Texas
3433.	Caldwell (TX), County of, Texas
3434.	Calhoun (TX), County of, Texas
3435.	Cameron (TX), County of, Texas

3436.	Camp (TX), County of, Texas
3437.	Cass (TX), County of, Texas
3438.	Castro (TX), County of, Texas
3439.	Cherokee (TX), County of, Texas
3440.	Childress (TX), County of, Texas
3441.	Clay (TX), County of, Texas
3442.	Colorado (TX), County of, Texas
3443.	Cooke (TX), County of, Texas
3444.	Coryell (TX), County of, Texas
3445.	Dallas (TX), County of, Texas
3446.	Dallas County Hospital District d/b/a Parkland Health & Hospital System (TX), Texas
3447.	Delta (TX), County of, Texas
3448.	Dimmit (TX), County of, Texas
3449.	Duval (TX), County of, Texas
3450.	Eagle Pass (TX), City of, Texas
3451.	Ector (TX), County of, Texas
3452.	El Paso (TX), County of, Texas
3453.	Ellis (TX), County of, Texas
3454.	Falls (TX), County of, Texas
3455.	Fannin (TX), County of, Texas
3456.	Fort Bend (TX), County of, Texas
3457.	Franklin (TX), County of, Texas
3458.	Freestone (TX), County of, Texas
3459.	Galveston (TX), County of, Texas
3460.	Grayson (TX), County of, Texas
3461.	Guadalupe (TX), County of, Texas
3462.	Guadalupe Valley Hospital a/k/a Guadalupe Regional Medical Center (TX), Texas
3463.	Hardin (TX), County of, Texas
3464.	Harris (TX), County of, Texas
3465.	Harris County Hospital District d/b/a Harris Health System (TX), Texas
3466.	Harrison (TX), County of, Texas
3467.	Haskell (TX), County of, Texas
3468.	Hays (TX), County of, Texas
3469.	Henderson (TX), County of, Texas
3470.	Hidalgo (TX), County of, Texas
3471.	Hopkins (TX), County of, Texas
3472.	Houston (TX), City of, Texas
3473.	Houston (TX), County of, Texas
3474.	Irving Independent School District (TX), Texas
3475.	Jasper (TX), County of, Texas
3476.	Jefferson (TX), County of, Texas
3477.	Jim Hogg (TX), County of, Texas
3478.	Jim Wells (TX), County of, Texas
3479.	Johnson (TX), County of, Texas
3480.	Jones (TX), County of, Texas
3481.	Kaufman (TX), County of, Texas
3482.	Kendall (TX), County of, Texas

3483.	Kerr (TX), County of, Texas
3484.	Kinney (TX), County of, Texas
3485.	Kleberg (TX), County of, Texas
3486.	La Salle (TX), County of, Texas
3487.	Lamar (TX), County of, Texas
3488.	Laredo (TX), City of, Texas
3489.	Leon (TX), County of, Texas
3490.	Leon Valley (TX), City of, Texas
3491.	Liberty (TX), County of, Texas
3492.	Limestone (TX), County of, Texas
3493.	Lubbock (TX), County of, Texas
3494.	Madison (TX), County of, Texas
3495.	Marion (TX), County of, Texas
3496.	Maverick (TX), County of, Texas
3497.	McLennan (TX), County of, Texas
3498.	McMullen (TX), County of, Texas
3499.	Milam (TX), County of, Texas
3500.	Mitchell (TX), County of, Texas
3501.	Montgomery (TX), County of, Texas
3502.	Morris (TX), County of, Texas
3503.	Nacogdoches (TX), County of, Texas
3504.	Newton (TX), County of, Texas
3505.	Nolan (TX), County of, Texas
3506.	Nueces (TX), County of, Texas
3507.	Nueces County Hospital District (TX), Texas
3508.	Ochiltree County Hospital District (TX), Texas
3509.	Orange (TX), County of, Texas
3510.	Palo Pinto County Hospital District a/k/a Palo Pinto General Hospital (TX), Texas
3511.	Panola (TX), County of, Texas
3512.	Parker (TX), County of, Texas
3513.	Polk (TX), County of, Texas
3514.	Potter (TX), County of, Texas
3515.	Red River (TX), County of, Texas
3516.	Roberts (TX), County of, Texas
3517.	Robertson (TX), County of, Texas
3518.	Rockwall (TX), County of, Texas
3519.	Rusk (TX), County of, Texas
3520.	San Antonio (TX), City of, Texas
3521.	San Patricio (TX), County of, Texas
3522.	San Saba (TX), County of, Texas
3523.	Shackelford (TX), County of, Texas
3524.	Shelby (TX), County of, Texas
3525.	Smith (TX), County of, Texas
3526.	Socorro Independent School District (TX), Texas
3527.	Stephens (TX), County of, Texas
3528.	Tarrant (TX), County of, Texas
3529.	Tarrant County Hospital District (TX) d/b/a JPS Health Network, Texas
3530.	Terrell (TX), County of, Texas

3531.	Texarkana Independent School District (TX), Texas
3532.	Throckmorton (TX), County of, Texas
3533.	Titus (TX), County of, Texas
3534.	Travis (TX), County of, Texas
3535.	Trinity (TX), County of, Texas
3536.	Upshur (TX), County of, Texas
3537.	Uvalde (TX), County of, Texas
3538.	Van Zandt (TX), County of, Texas
3539.	Walker (TX), County of, Texas
3540.	Waller (TX), County of, Texas
3541.	Webb (TX), County of, Texas
3542.	West Wharton County (TX) Hospital District, Texas
3543.	Wichita (TX), County of, Texas
3544.	Williamson (TX), County of, Texas
3545.	Wilson (TX), County of, Texas
3546.	Wilson County Memorial Hospital District (TX), Texas
3547.	Wood (TX), County of, Texas
3548.	Zavala (TX), County of, Texas
3549.	Beaver (UT), County of, Utah
3550.	Cache (UT), County of, Utah
3551.	Carbon (UT), County of, Utah
3552.	Daggett (UT), County of, Utah
3553.	Davis (UT), County of, Utah
3554.	Duchesne (UT), County of, Utah
3555.	Emery (UT), County of, Utah
3556.	Garfield (UT), County of, Utah
3557.	Grand (UT), County of, Utah
3558.	Iron (UT), County of, Utah
3559.	Juab (UT), County of, Utah
3560.	Kane (UT), County of, Utah
3561.	Millard (UT), County of, Utah
3562.	Piute (UT), County of, Utah
3563.	Rich (UT), County of, Utah
3564.	Salt Lake (UT), County of, Utah
3565.	San Juan (UT), County of, Utah
3566.	Sanpete (UT), County of, Utah
3567.	Sevier (UT), County of, Utah
3568.	Summit (UT), County of, Utah
3569.	The Tricounty Health Department (UT), Utah
3570.	Tooele (UT), County of, Utah
3571.	Tri-County Health Department (UT), Utah
3572.	Uintah (UT), County of, Utah
3573.	Utah (UT), County of, Utah
3574.	Wasatch (UT), County of, Utah
3575.	Washington (UT), County of, Utah
3576.	Wayne (UT), County of, Utah
3577.	Weber (UT), County of, Utah
3578.	Bennington (VT), Town of, Vermont
3579.	Brattleboro (VT), Town of, Vermont

3580.	Sharon (VT), Town of, Vermont
3581.	St. Albans (VT), City of, Vermont
3582.	Accomack (VA), County of, Virginia
3583.	Alexandria (VA), City of, Virginia
3584.	Alleghany (VA), County of, Virginia
3585.	Amherst (VA), County of, Virginia
3586.	Arlington (VA), County of (County Board), Virginia
3587.	Bland (VA), County of, Virginia
3588.	Botetourt (VA), County of, Virginia
3589.	Bristol (VA), City of, Virginia
3590.	Buchanan (VA), County of, Virginia
3591.	Buena Vista (VA), City of, Virginia
3592.	Carroll (VA), County of, Virginia
3593.	Charlotte (VA), County of, Virginia
3594.	Chesapeake (VA), City of, Virginia
3595.	Chesapeake Hospital Corporation (VA), Virginia
3596.	Chesterfield (VA), County of, Virginia
3597.	Covington (VA), City of, Virginia
3598.	Culpeper (VA), County of, Virginia
3599.	Cumberland (VA), County of, Virginia
3600.	Danville (VA), City of, Virginia
3601.	Dickenson (VA), County of, Virginia
3602.	Dinwiddie (VA), County of, Virginia
3603.	Emporia (VA), City of, Virginia
3604.	Fairfax (VA), City of, Virginia
3605.	Fairfax (VA), County of (Board of Supervisors), Virginia
3606.	Fauquier (VA), County of, Virginia
3607.	Floyd (VA), County of, Virginia
3608.	Franklin (VA), County of, Virginia
3609.	Frederick (VA), County of, Virginia
3610.	Fredericksburg (VA), City of, Virginia
3611.	Galax (VA), City of, Virginia
3612.	Giles (VA), County of, Virginia
3613.	Goochland (VA), County of, Virginia
3614.	Grayson (VA), County of, Virginia
3615.	Greensville (VA), County of, Virginia
3616.	Halifax (VA), County of, Virginia
3617.	Henrico (VA), County of, Virginia
3618.	Henry (VA), County of, Virginia
3619.	Hopewell (VA), City of, Virginia
3620.	Isle of Wight (VA), County of, Virginia
3621.	King and Queen (VA), County of, Virginia
3622.	Lee (VA), County of, Virginia
3623.	Lexington (VA), City of, Virginia
3624.	Loudoun (VA), County of, Virginia
3625.	Louisa (VA), County of, Virginia
3626.	Madison (VA), County of, Virginia
3627.	Martinsville (VA), City of, Virginia
3628.	Mecklenburg (VA), County of, Virginia
3629.	Montgomery (VA), County of, Virginia

3630.	Norfolk (VA), City of, Virginia
3631.	Northampton (VA), County of, Virginia
3632.	Northumberland (VA), County of, Virginia
3633.	Norton (VA), City of, Virginia
3634.	Page (VA), County of, Virginia
3635.	Patrick (VA), County of, Virginia
3636.	Pittsylvania (VA), County of, Virginia
3637.	Portsmouth (VA), City of, Virginia
3638.	Prince George (VA), County of, Virginia
3639.	Prince William (VA), County of (Board of Supervisors), Virginia
3640.	Pulaski (VA), County of, Virginia
3641.	Radford (VA), City of, Virginia
3642.	Richlands (VA), Town of, Virginia
3643.	Richmond (VA), City of, Virginia
3644.	Richmond (VA), County of, Virginia
3645.	Roanoke (VA), City of, Virginia
3646.	Roanoke (VA), County of, Virginia
3647.	Rockbridge (VA), County of, Virginia
3648.	Russell (VA), County of, Virginia
3649.	Salem (VA), City of, Virginia
3650.	Scott (VA), County of (Board of Supervisors), Virginia
3651.	Shenandoah (VA), County of, Virginia
3652.	Smyth (VA), County of, Virginia
3653.	Stafford (VA), County of, Virginia
3654.	Tazewell (VA), County of, Virginia
3655.	Virginia Beach (VA), City of, Virginia
3656.	Virginia Beach (VA), City of (Sheriff), Virginia
3657.	Warren (VA), County of, Virginia
3658.	Washington (VA), County of, Virginia
3659.	Waynesboro (VA), City of, Virginia
3660.	Westmoreland (VA), County of, Virginia
3661.	Winchester (VA), City of, Virginia
3662.	Wise (VA), County of (Board of Supervisors), Virginia
3663.	Wythe (VA), County of, Virginia
3664.	Anacortes (WA), City of, Washington
3665.	Bainbridge Island (WA), City of, Washington
3666.	Burlington (WA), City of, Washington
3667.	Chelan (WA), County of, Washington
3668.	Clallam (WA), County of, Washington
3669.	Clark (WA), County of, Washington
3670.	Everett (WA), City of, Washington
3671.	Franklin (WA), County of, Washington
3672.	Island (WA), County of, Washington
3673.	Jefferson (WA), County of, Washington
3674.	Kent (WA), City of, Washington
3675.	King (WA), County of, Washington
3676.	Kirkland (WA), City of, Washington
3677.	Kitsap (WA), County of, Washington

3678.	Kittitas (WA), County of, Washington
3679.	Lakewood (WA), City of, Washington
3680.	Lewis (WA), County of, Washington
3681.	Lincoln (WA), County of, Washington
3682.	Mount Vernon (WA), City of, Washington
3683.	Mount Vernon (WA), School District of, Washington
3684.	Olympia (WA), City of, Washington
3685.	Pierce (WA), County of, Washington
3686.	San Juan (WA), County of, Washington
3687.	Seattle (WA), City of, Washington
3688.	Sedro-Woolley (WA), City of, Washington
3689.	Sedro-Woolley School District (WA), Washington
3690.	Skagit (WA), County of, Washington
3691.	Snohomish (WA), County of, Washington
3692.	Spokane (WA), City of, Washington
3693.	Spokane (WA), County of, Washington
3694.	Tacoma (WA), City of, Washington
3695.	The La Conner School District (WA), Washington
3696.	Thurston (WA), County of, Washington
3697.	Vancouver (WA), City of, Washington
3698.	Walla Walla (WA), County of, Washington
3699.	Whatcom (WA), County of, Washington
3700.	Whitman (WA), County of, Washington
3701.	Adams (WI), County of, Wisconsin
3702.	Ashland (WI), County of, Wisconsin
3703.	Barron (WI), County of, Wisconsin
3704.	Bayfield (WI), County of, Wisconsin
3705.	Brown (WI), County of, Wisconsin
3706.	Buffalo (WI), County of, Wisconsin
3707.	Burnett (WI), County of, Wisconsin
3708.	Calumet (WI), County of, Wisconsin
3709.	Chippewa (WI), County of, Wisconsin
3710.	Clark (WI), County of, Wisconsin
3711.	Columbia (WI), County of, Wisconsin
3712.	Crawford (WI), County of, Wisconsin
3713.	Cudahy (WI), City of, Wisconsin
3714.	Dane (WI), County of, Wisconsin
3715.	Dodge (WI), County of, Wisconsin
3716.	Door (WI), County of, Wisconsin
3717.	Douglas (WI), County of, Wisconsin
3718.	Dunn (WI), County of, Wisconsin
3719.	Eau Claire (WI), County of, Wisconsin
3720.	Florence (WI), County of, Wisconsin
3721.	Fond du Lac (WI), County of, Wisconsin
3722.	Forest (WI), County of, Wisconsin
3723.	Franklin (WI), City of, Wisconsin
3724.	Grant (WI), County of, Wisconsin
3725.	Green (WI), County of, Wisconsin
3726.	Green Lake (WI), County of, Wisconsin
3727.	Greenfield (WI), City of, Wisconsin

3728.	Iowa (WI), County of, Wisconsin
3729.	Iron (WI), County of, Wisconsin
3730.	Jackson (WI), County of, Wisconsin
3731.	Janesville (WI), City of, Wisconsin
3732.	Jefferson (WI), County of, Wisconsin
3733.	Juneau (WI), County of, Wisconsin
3734.	Kenosha (WI), City of, Wisconsin
3735.	Kenosha (WI), County of, Wisconsin
3736.	Kewaunee (WI), County of, Wisconsin
3737.	La Crosse (WI), County of, Wisconsin
3738.	Lafayette (WI), County of, Wisconsin
3739.	Langlade (WI), County of, Wisconsin
3740.	Lincoln (WI), County of, Wisconsin
3741.	Manitowoc (WI), County of, Wisconsin
3742.	Marathon (WI), County of, Wisconsin
3743.	Marinette (WI), City of, Wisconsin
3744.	Marinette (WI), County of, Wisconsin
3745.	Marquette (WI), County of, Wisconsin
3746.	Menominee (WI), County of, Wisconsin
3747.	Milwaukee (WI), City of, Wisconsin
3748.	Milwaukee (WI), County of, Wisconsin
3749.	Monroe (WI), County of, Wisconsin
3750.	Mount Pleasant (WI), Village of, Wisconsin
3751.	Oak Creek (WI), City of, Wisconsin
3752.	Oconto (WI), County of, Wisconsin
3753.	Oneida (WI), County of, Wisconsin
3754.	Outagamie (WI), County of, Wisconsin
3755.	Ozaukee (WI), County of, Wisconsin
3756.	Pepin (WI), County of, Wisconsin
3757.	Pierce (WI), County of, Wisconsin
3758.	Pleasant Prairie (WI), Village of, Wisconsin
3759.	Portage (WI), County of, Wisconsin
3760.	Price (WI), County of, Wisconsin
3761.	Racine (WI), County of, Wisconsin
3762.	Richland (WI), County of, Wisconsin
3763.	Rock (WI), County of, Wisconsin
3764.	Rusk (WI), County of, Wisconsin
3765.	Sauk (WI), County of, Wisconsin
3766.	Sawyer (WI), County of, Wisconsin
3767.	Shawano (WI), County of, Wisconsin
3768.	Sheboygan (WI), County of, Wisconsin
3769.	South Milwaukee (WI), City of, Wisconsin
3770.	St. Croix (WI), County of, Wisconsin
3771.	Sturtevant (WI), Village of, Wisconsin
3772.	Superior (WI), City of, Wisconsin
3773.	Taylor (WI), County of, Wisconsin
3774.	Trempealeau (WI), County of, Wisconsin
3775.	Union Grove (WI), Village of, Wisconsin
3776.	Vernon (WI), County of, Wisconsin
3777.	Vilas (WI), County of, Wisconsin
3778.	Walworth (WI), County of, Wisconsin

3779.	Washburn (WI), County of, Wisconsin
3780.	Washington (WI), County of, Wisconsin
3781.	Waukesha (WI), County of, Wisconsin
3782.	Waupaca (WI), County of, Wisconsin
3783.	Waushara (WI), County of, Wisconsin
3784.	Wauwatosa (WI), City of, Wisconsin
3785.	West Allis (WI), City of, Wisconsin
3786.	Winnebago (WI), County of, Wisconsin
3787.	Wood (WI), County of, Wisconsin
3788.	Yorkville (WI), Village of, Wisconsin
3789.	Carbon (WY), County of, Wyoming
3790.	Casper (WY), City of, Wyoming
3791.	Cheyenne (WY), City of, Wyoming
3792.	Green River (WY), City of, Wyoming
3793.	Riverton (WY), City of, Wyoming
3794.	Rock Springs (WY), City of, Wyoming
3795.	Sweetwater (WY), County of, Wyoming

EXHIBIT D

Later Litigating Subdivision Suspension and Offset Determinations

Participation Tier	Per Capita Amount[13]	Suspension Percentage	Offset Cap	Suspension Deadline and Ending Point
1	$2,500	66%	66%	Earlier of (1) 6 months after denial of a motion to dismiss, (2) 12 months from filing, or (3) 6 months before final pre-trial conference, and until final judgment affirmed on appeal, including dismissal.
2	$2,000	33.33%	34%	Earlier of (1) 6 months after denial of a motion to dismiss, (2) 12 months from filing, or (3) 6 months before final pre-trial conference, and until final judgment affirmed on appeal, including dismissal.
3	$1,500	27.5%	30%	Earlier of (1) 9 months after denial of a motion to dismiss, (2) 12 months from filing, or (3) 6 months before final pre-trial conference, and until final judgment affirmed on appeal, including dismissal.
4	$1,000	20%	25%	Earlier of (1) 9 months after denial of a motion to dismiss, (2) 12 months from filing, or (3) 6 months before final pre-trial conference, and until final judgment affirmed on appeal, including dismissal.

[13]	Population will be measured at the level of the Later Litigating Subdivision as described in Section XIV.A, Section XIV.B, and Section XIV.C.

D-1

EXHIBIT E

List of Opioid Remediation Uses

Schedule A

Core Strategies

States and Qualifying Block Grantees shall choose from among the abatement strategies listed in Schedule B. However, priority shall be given to the following core abatement strategies (“Core Strategies”).14

A.	NALOXONE OR OTHER FDA-APPROVED DRUG TO REVERSE OPIOID OVERDOSES

1.	Expand training for first responders, schools, community support groups and families; and

2.	Increase distribution to individuals who are uninsured or whose insurance does not cover the needed service.

B.	MEDICATION-ASSISTED TREATMENT (“MAT”) DISTRIBUTION AND OTHER OPIOID-RELATED TREATMENT

1.	Increase distribution of MAT to individuals who are uninsured or whose insurance does not cover the needed service;

2.	Provide education to school-based and youth-focused programs that discourage or prevent misuse;

3.	Provide MAT education and awareness training to healthcare providers, EMTs, law enforcement, and other first responders; and

4.

Provide treatment and recovery support services such as residential and inpatient treatment, intensive outpatient treatment, outpatient therapy or counseling, and recovery housing that allow or integrate medication and with other support services.

[14]	As used in this Schedule A, words like “expand,” “fund,” “provide” or the like shall not indicate a preference for new or existing programs.

C.	PREGNANT & POSTPARTUM WOMEN

1.	Expand Screening, Brief Intervention, and Referral to Treatment (“SBIRT”) services to non-Medicaid eligible or uninsured pregnant women;

2.

Expand comprehensive evidence-based treatment and recovery services, including MAT, for women with co-occurring Opioid Use Disorder (“OUD”) and other Substance Use Disorder (“SUD”)/Mental Health disorders for uninsured individuals for up to 12 months postpartum; and

3.	Provide comprehensive wrap-around services to individuals with OUD, including housing, transportation, job placement/training, and childcare.

D.	EXPANDING TREATMENT FOR NEONATAL ABSTINENCE SYNDROME (“NAS”)

1.	Expand comprehensive evidence-based and recovery support for NAS babies;

2.	Expand services for better continuum of care with infant-need dyad; and

3.	Expand long-term treatment and services for medical monitoring of NAS babies and their families.

E.	EXPANSION OF WARM HAND-OFF PROGRAMS AND RECOVERY SERVICES

1.	Expand services such as navigators and on-call teams to begin MAT in hospital emergency departments;

2.	Expand warm hand-off services to transition to recovery services;

3.	Broaden scope of recovery services to include co-occurring SUD or mental health conditions;

4.	Provide comprehensive wrap-around services to individuals in recovery, including housing, transportation, job placement/training, and childcare; and

5.	Hire additional social workers or other behavioral health workers to facilitate expansions above.

F.	TREATMENT FOR INCARCERATED POPULATION

1.	Provide evidence-based treatment and recovery support, including MAT for persons with OUD and co-occurring SUD/MH disorders within and transitioning out of the criminal justice system; and

2.	Increase funding for jails to provide treatment to inmates with OUD.

G.	PREVENTION PROGRAMS

1.	Funding for media campaigns to prevent opioid use (similar to the FDA’s “Real Cost” campaign to prevent youth from misusing tobacco);

2.	Funding for evidence-based prevention programs in schools;

3.	Funding for medical provider education and outreach regarding best prescribing practices for opioids consistent with the 2016 CDC guidelines, including providers at hospitals (academic detailing);

4.	Funding for community drug disposal programs; and

5.

Funding and training for first responders to participate in pre-arrest diversion programs, post-overdose response teams, or similar strategies that connect at-risk individuals to behavioral health services and supports.

H.	EXPANDING SYRINGE SERVICE PROGRAMS

1.	Provide comprehensive syringe services programs with more wrap-around services, including linkage to OUD treatment, access to sterile syringes and linkage to care and treatment of infectious diseases.

I.	EVIDENCE-BASED DATA COLLECTION AND RESEARCH ANALYZING THE EFFECTIVENESS OF THE ABATEMENT STRATEGIES WITHIN THE STATE

Schedule B

Approved Uses

Support treatment of Opioid Use Disorder (OUD) and any co-occurring Substance Use Disorder or Mental Health (SUD/MH) conditions through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, the following:

PART ONE: TREATMENT

A.	TREAT OPIOID USE DISORDER (OUD)

Support treatment of Opioid Use Disorder (“OUD”) and any co-occurring Substance Use Disorder or Mental Health (“SUD/MH”) conditions through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, those that:15

1.	Expand availability of treatment for OUD and any co-occurring SUD/MH conditions, including all forms of Medication-Assisted Treatment (“MAT”) approved by the U.S. Food and Drug Administration.

2.	Support and reimburse evidence-based services that adhere to the American Society of Addiction Medicine (“ASAM”) continuum of care for OUD and any co-occurring SUD/MH conditions.

3.

Expand telehealth to increase access to treatment for OUD and any co-occurring SUD/MH conditions, including MAT, as well as counseling, psychiatric support, and other treatment and recovery support services.

4.	Improve oversight of Opioid Treatment Programs (“OTPs”) to assure evidence-based or evidence-informed practices such as adequate methadone dosing and low threshold approaches to treatment.

5.

Support mobile intervention, treatment, and recovery services, offered by qualified professionals and service providers, such as peer recovery coaches, for persons with OUD and any co-occurring SUD/MH conditions and for persons who have experienced an opioid overdose.

6.

Provide treatment of trauma for individuals with OUD (e.g., violence, sexual assault, human trafficking, or adverse childhood experiences) and family members (e.g., surviving family members after an overdose or overdose fatality), and training of health care personnel to identify and address such trauma.

7.	Support evidence-based withdrawal management services for people with OUD and any co-occurring mental health conditions.

[15]	As used in this Schedule B, words like “expand,” “fund,” “provide” or the like shall not indicate a preference for new or existing programs.

8.

Provide training on MAT for health care providers, first responders, students, or other supporting professionals, such as peer recovery coaches or recovery outreach specialists, including telementoring to assist community-based providers in rural or underserved areas.

9.	Support workforce development for addiction professionals who work with persons with OUD and any co-occurring SUD/MH conditions.

10.	Offer fellowships for addiction medicine specialists for direct patient care, instructors, and clinical research for treatments.

11.

Offer scholarships and supports for behavioral health practitioners or workers involved in addressing OUD and any co-occurring SUD/MH or mental health conditions, including, but not limited to, training, scholarships, fellowships, loan repayment programs, or other incentives for providers to work in rural or underserved areas.

12.

Provide funding and training for clinicians to obtain a waiver under the federal Drug Addiction Treatment Act of 2000 (“DATA 2000”) to prescribe MAT for OUD, and provide technical assistance and professional support to clinicians who have obtained a DATA 2000 waiver.

13.

Disseminate of web-based training curricula, such as the American Academy of Addiction Psychiatry’s Provider Clinical Support Service–Opioids web-based training curriculum and motivational interviewing.

14.	Develop and disseminate new curricula, such as the American Academy of Addiction Psychiatry’s Provider Clinical Support Service for Medication–Assisted Treatment.

B.	SUPPORT PEOPLE IN TREATMENT AND RECOVERY

Support people in recovery from OUD and any co-occurring SUD/MH conditions through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, the programs or strategies that:

1.	Provide comprehensive wrap-around services to individuals with OUD and any co-occurring SUD/MH conditions, including housing, transportation, education, job placement, job training, or childcare.

2.

Provide the full continuum of care of treatment and recovery services for OUD and any co-occurring SUD/MH conditions, including supportive housing, peer support services and counseling, community navigators, case management, and connections to community-based services.

3.	Provide counseling, peer-support, recovery case management and residential treatment with access to medications for those who need it to persons with OUD and any co-occurring SUD/MH conditions.

4.

Provide access to housing for people with OUD and any co-occurring SUD/MH conditions, including supportive housing, recovery housing, housing assistance programs, training for housing providers, or recovery housing programs that allow or integrate FDA-approved mediation with other support services.

5.	Provide community support services, including social and legal services, to assist in deinstitutionalizing persons with OUD and any co-occurring SUD/MH conditions.

6.	Support or expand peer-recovery centers, which may include support groups, social events, computer access, or other services for persons with OUD and any co-occurring SUD/MH conditions.

7.	Provide or support transportation to treatment or recovery programs or services for persons with OUD and any co-occurring SUD/MH conditions.

8.	Provide employment training or educational services for persons in treatment for or recovery from OUD and any co-occurring SUD/MH conditions.

9.

Identify successful recovery programs such as physician, pilot, and college recovery programs, and provide support and technical assistance to increase the number and capacity of high-quality programs to help those in recovery.

10.

Engage non-profits, faith-based communities, and community coalitions to support people in treatment and recovery and to support family members in their efforts to support the person with OUD in the family.

11.

Provide training and development of procedures for government staff to appropriately interact and provide social and other services to individuals with or in recovery from OUD, including reducing stigma.

12.	Support stigma reduction efforts regarding treatment and support for persons with OUD, including reducing the stigma on effective treatment.

13.	Create or support culturally appropriate services and programs for persons with OUD and any co-occurring SUD/MH conditions, including new Americans.

14.	Create and/or support recovery high schools.

15.	Hire or train behavioral health workers to provide or expand any of the services or supports listed above.

C.	CONNECT PEOPLE WHO NEED HELP TO THE HELP THEY NEED (CONNECTIONS TO CARE)

Provide connections to care for people who have—or are at risk of developing—OUD and any co-occurring SUD/MH conditions through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, those that:

1.	Ensure that health care providers are screening for OUD and other risk factors and know how to appropriately counsel and treat (or refer if necessary) a patient for OUD treatment.

2.	Fund SBIRT programs to reduce the transition from use to disorders, including SBIRT services to pregnant women who are uninsured or not eligible for Medicaid.

3.

Provide training and long-term implementation of SBIRT in key systems (health, schools, colleges, criminal justice, and probation), with a focus on youth and young adults when transition from misuse to opioid disorder is common.

4.	Purchase automated versions of SBIRT and support ongoing costs of the technology.

5.	Expand services such as navigators and on-call teams to begin MAT in hospital emergency departments.

6.	Provide training for emergency room personnel treating opioid overdose patients on post-discharge planning, including community referrals for MAT, recovery case management or support services.

7.

Support hospital programs that transition persons with OUD and any co-occurring SUD/MH conditions, or persons who have experienced an opioid overdose, into clinically appropriate follow-up care through a bridge clinic or similar approach.

8.

Support crisis stabilization centers that serve as an alternative to hospital emergency departments for persons with OUD and any co-occurring SUD/MH conditions or persons that have experienced an opioid overdose.

9.

Support the work of Emergency Medical Systems, including peer support specialists, to connect individuals to treatment or other appropriate services following an opioid overdose or other opioid-related adverse event.

10.

Provide funding for peer support specialists or recovery coaches in emergency departments, detox facilities, recovery centers, recovery housing, or similar settings; offer services, supports, or connections to care to persons with OUD and any co-occurring SUD/MH conditions or to persons who have experienced an opioid overdose.

11.	Expand warm hand-off services to transition to recovery services.

12.

Create or support school-based contacts that parents can engage with to seek immediate treatment services for their child; and support prevention, intervention, treatment, and recovery programs focused on young people.

13.	Develop and support best practices on addressing OUD in the workplace.

14.	Support assistance programs for health care providers with OUD.

15.	Engage non-profits and the faith community as a system to support outreach for treatment.

16.	Support centralized call centers that provide information and connections to appropriate services and supports for persons with OUD and any co-occurring SUD/MH conditions.

D.	ADDRESS THE NEEDS OF CRIMINAL JUSTICE-INVOLVED PERSONS

Address the needs of persons with OUD and any co-occurring SUD/MH conditions who are involved in, are at risk of becoming involved in, or are transitioning out of the criminal justice system through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, those that:

1.	Support pre-arrest or pre-arraignment diversion and deflection strategies for persons with OUD and any co-occurring SUD/MH conditions, including established strategies such as:

1.	Self-referral strategies such as the Angel Programs or the Police Assisted Addiction Recovery Initiative (“PAARI”);

2.	Active outreach strategies such as the Drug Abuse Response Team (“DART”) model;

3.	“Naloxone Plus” strategies, which work to ensure that individuals who have received naloxone to reverse the effects of an overdose are then linked to treatment programs or other appropriate services;

4.	Officer prevention strategies, such as the Law Enforcement Assisted Diversion (“LEAD”) model;

5.	Officer intervention strategies such as the Leon County, Florida Adult Civil Citation Network or the Chicago Westside Narcotics Diversion to Treatment Initiative; or

6.	Co-responder and/or alternative responder models to address OUD-related 911 calls with greater SUD expertise.

2.	Support pre-trial services that connect individuals with OUD and any co-occurring SUD/MH conditions to evidence-informed treatment, including MAT, and related services.

3.	Support treatment and recovery courts that provide evidence-based options for persons with OUD and any co-occurring SUD/MH conditions.

4.

Provide evidence-informed treatment, including MAT, recovery support, harm reduction, or other appropriate services to individuals with OUD and any co-occurring SUD/MH conditions who are incarcerated in jail or prison.

5.

Provide evidence-informed treatment, including MAT, recovery support, harm reduction, or other appropriate services to individuals with OUD and any co-occurring SUD/MH conditions who are leaving jail or prison or have recently left jail or prison, are on probation or parole, are under community corrections supervision, or are in re-entry programs or facilities.

6.

Support critical time interventions (“CTI”), particularly for individuals living with dual-diagnosis OUD/serious mental illness, and services for individuals who face immediate risks and service needs and risks upon release from correctional settings.

7.

Provide training on best practices for addressing the needs of criminal justice-involved persons with OUD and any co-occurring SUD/MH conditions to law enforcement, correctional, or judicial personnel or to providers of treatment, recovery, harm reduction, case management, or other services offered in connection with any of the strategies described in this section.

E.	ADDRESS THE NEEDS OF PREGNANT OR PARENTING WOMEN AND THEIR FAMILIES, INCLUDING BABIES WITH NEONATAL ABSTINENCE SYNDROME

Address the needs of pregnant or parenting women with OUD and any co-occurring SUD/MH conditions, and the needs of their families, including babies with neonatal abstinence syndrome (“NAS”), through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, those that:

1.

Support evidence-based or evidence-informed treatment, including MAT, recovery services and supports, and prevention services for pregnant women—or women who could become pregnant—who have OUD and any co-occurring SUD/MH conditions, and other measures to educate and provide support to families affected by Neonatal Abstinence Syndrome.

2.	Expand comprehensive evidence-based treatment and recovery services, including MAT, for uninsured women with OUD and any co-occurring SUD/MH conditions for up to 12 months postpartum.

3.	Provide training for obstetricians or other healthcare personnel who work with pregnant women and their families regarding treatment of OUD and any co-occurring SUD/MH conditions.

4.

Expand comprehensive evidence-based treatment and recovery support for NAS babies; expand services for better continuum of care with infant-need dyad; and expand long-term treatment and services for medical monitoring of NAS babies and their families.

5.

Provide training to health care providers who work with pregnant or parenting women on best practices for compliance with federal requirements that children born with NAS get referred to appropriate services and receive a plan of safe care.

6.	Provide child and family supports for parenting women with OUD and any co-occurring SUD/MH conditions.

7.	Provide enhanced family support and child care services for parents with OUD and any co-occurring SUD/MH conditions.

8.	Provide enhanced support for children and family members suffering trauma as a result of addiction in the family; and offer trauma-informed behavioral health treatment for adverse childhood events.

9.	Offer home-based wrap-around services to persons with OUD and any co-occurring SUD/MH conditions, including, but not limited to, parent skills training.

10.

Provide support for Children’s Services—Fund additional positions and services, including supportive housing and other residential services, relating to children being removed from the home and/or placed in foster care due to custodial opioid use.

PART TWO: PREVENTION

F.	PREVENT OVER-PRESCRIBING AND ENSURE APPROPRIATE PRESCRIBING AND DISPENSING OF OPIOIDS

Support efforts to prevent over-prescribing and ensure appropriate prescribing and dispensing of opioids through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, the following:

1.

Funding medical provider education and outreach regarding best prescribing practices for opioids consistent with the Guidelines for Prescribing Opioids for Chronic Pain from the U.S. Centers for Disease Control and Prevention, including providers at hospitals (academic detailing).

2.	Training for health care providers regarding safe and responsible opioid prescribing, dosing, and tapering patients off opioids.

3.	Continuing Medical Education (CME) on appropriate prescribing of opioids.

4.	Providing Support for non-opioid pain treatment alternatives, including training providers to offer or refer to multi-modal, evidence-informed treatment of pain.

5.	Supporting enhancements or improvements to Prescription Drug Monitoring Programs (“PDMPs”), including, but not limited to, improvements that:

1.	Increase the number of prescribers using PDMPs;

2.

Improve point-of-care decision-making by increasing the quantity, quality, or format of data available to prescribers using PDMPs, by improving the interface that prescribers use to access PDMP data, or both; or

3.

Enable states to use PDMP data in support of surveillance or intervention strategies, including MAT referrals and follow-up for individuals identified within PDMP data as likely to experience OUD in a manner that complies with all relevant privacy and security laws and rules.

6.

Ensuring PDMPs incorporate available overdose/naloxone deployment data, including the United States Department of Transportation’s Emergency Medical Technician overdose database in a manner that complies with all relevant privacy and security laws and rules.

7.	Increasing electronic prescribing to prevent diversion or forgery.

8.	Educating dispensers on appropriate opioid dispensing.

G.	PREVENT MISUSE OF OPIOIDS

Support efforts to discourage or prevent misuse of opioids through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, the following:

1.	Funding media campaigns to prevent opioid misuse.

2.	Corrective advertising or affirmative public education campaigns based on evidence.

3.	Public education relating to drug disposal.

4.	Drug take-back disposal or destruction programs.

5.	Funding community anti-drug coalitions that engage in drug prevention efforts.

6.

Supporting community coalitions in implementing evidence-informed prevention, such as reduced social access and physical access, stigma reduction—including staffing, educational campaigns, support for people in treatment or recovery, or training of coalitions in evidence-informed implementation, including the Strategic Prevention Framework developed by the U.S. Substance Abuse and Mental Health Services Administration (“SAMHSA”).

7.	Engaging non-profits and faith-based communities as systems to support prevention.

8.

Funding evidence-based prevention programs in schools or evidence-informed school and community education programs and campaigns for students, families, school employees, school athletic programs, parent-teacher and student associations, and others.

9.	School-based or youth-focused programs or strategies that have demonstrated effectiveness in preventing drug misuse and seem likely to be effective in preventing the uptake and use of opioids.

10.	Create or support community-based education or intervention services for families, youth, and adolescents at risk for OUD and any co-occurring SUD/MH conditions.

11.

Support evidence-informed programs or curricula to address mental health needs of young people who may be at risk of misusing opioids or other drugs, including emotional modulation and resilience skills.

12.

Support greater access to mental health services and supports for young people, including services and supports provided by school nurses, behavioral health workers or other school staff, to address mental health needs in young people that (when not properly addressed) increase the risk of opioid or another drug misuse.

H.	PREVENT OVERDOSE DEATHS AND OTHER HARMS (HARM REDUCTION)

Support efforts to prevent or reduce overdose deaths or other opioid-related harms through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, the following:

1.

Increased availability and distribution of naloxone and other drugs that treat overdoses for first responders, overdose patients, individuals with OUD and their friends and family members, schools, community navigators and outreach workers, persons being released from jail or prison, or other members of the general public.

2.	Public health entities providing free naloxone to anyone in the community.

3.

Training and education regarding naloxone and other drugs that treat overdoses for first responders, overdose patients, patients taking opioids, families, schools, community support groups, and other members of the general public.

4.	Enabling school nurses and other school staff to respond to opioid overdoses, and provide them with naloxone, training, and support.

5.	Expanding, improving, or developing data tracking software and applications for overdoses/naloxone revivals.

6.	Public education relating to emergency responses to overdoses.

7.	Public education relating to immunity and Good Samaritan laws.

8.	Educating first responders regarding the existence and operation of immunity and Good Samaritan laws.

9.

Syringe service programs and other evidence-informed programs to reduce harms associated with intravenous drug use, including supplies, staffing, space, peer support services, referrals to treatment, fentanyl checking, connections to care, and the full range of harm reduction and treatment services provided by these programs.

10.	Expanding access to testing and treatment for infectious diseases such as HIV and Hepatitis C resulting from intravenous opioid use.

11.

Supporting mobile units that offer or provide referrals to harm reduction services, treatment, recovery supports, health care, or other appropriate services to persons that use opioids or persons with OUD and any co-occurring SUD/MH conditions.

12.

Providing training in harm reduction strategies to health care providers, students, peer recovery coaches, recovery outreach specialists, or other professionals that provide care to persons who use opioids or persons with OUD and any co-occurring SUD/MH conditions.

13.	Supporting screening for fentanyl in routine clinical toxicology testing.

PART THREE: OTHER STRATEGIES

I.	FIRST RESPONDERS

In addition to items in section C, D and H relating to first responders, support the following:

1.	Education of law enforcement or other first responders regarding appropriate practices and precautions when dealing with fentanyl or other drugs.

2.	Provision of wellness and support services for first responders and others who experience secondary trauma associated with opioid-related emergency events.

J.	LEADERSHIP, PLANNING AND COORDINATION

Support efforts to provide leadership, planning, coordination, facilitations, training and technical assistance to abate the opioid epidemic through activities, programs, or strategies that may include, but are not limited to, the following:

1.

Statewide, regional, local or community regional planning to identify root causes of addiction and overdose, goals for reducing harms related to the opioid epidemic, and areas and populations with the greatest needs for treatment intervention services, and to support training and technical assistance and other strategies to abate the opioid epidemic described in this opioid abatement strategy list.

2.

A dashboard to (a) share reports, recommendations, or plans to spend opioid settlement funds; (b) to show how opioid settlement funds have been spent; (c) to report program or strategy outcomes; or (d) to track, share or visualize key opioid- or health-related indicators and supports as identified through collaborative statewide, regional, local or community processes.

3.

Invest in infrastructure or staffing at government or not-for-profit agencies to support collaborative, cross-system coordination with the purpose of preventing overprescribing, opioid misuse, or opioid overdoses, treating those with OUD and any co-occurring SUD/MH conditions, supporting them in treatment or recovery, connecting them to care, or implementing other strategies to abate the opioid epidemic described in this opioid abatement strategy list.

4.	Provide resources to staff government oversight and management of opioid abatement programs.

K.	TRAINING

In addition to the training referred to throughout this document, support training to abate the opioid epidemic through activities, programs, or strategies that may include, but are not limited to, those that:

1.	Provide funding for staff training or networking programs and services to improve the capability of government, community, and not-for-profit entities to abate the opioid crisis.

2.

Support infrastructure and staffing for collaborative cross-system coordination to prevent opioid misuse, prevent overdoses, and treat those with OUD and any co-occurring SUD/MH conditions, or implement other strategies to abate the opioid epidemic described in this opioid abatement strategy list (e.g., health care, primary care, pharmacies, PDMPs, etc.).

L.	RESEARCH

Support opioid abatement research that may include, but is not limited to, the following:

1.	Monitoring, surveillance, data collection and evaluation of programs and strategies described in this opioid abatement strategy list.

2.	Research non-opioid treatment of chronic pain.

3.	Research on improved service delivery for modalities such as SBIRT that demonstrate promising but mixed results in populations vulnerable to opioid use disorders.

4.	Research on novel harm reduction and prevention efforts such as the provision of fentanyl test strips.

5.	Research on innovative supply-side enforcement efforts such as improved detection of mail-based delivery of synthetic opioids.

6.

Expanded research on swift/certain/fair models to reduce and deter opioid misuse within criminal justice populations that build upon promising approaches used to address other substances (e.g., Hawaii HOPE and Dakota 24/7).

7.

Epidemiological surveillance of OUD-related behaviors in critical populations, including individuals entering the criminal justice system, including, but not limited to approaches modeled on the Arrestee Drug Abuse Monitoring (“ADAM”) system.

8.

Qualitative and quantitative research regarding public health risks and harm reduction opportunities within illicit drug markets, including surveys of market participants who sell or distribute illicit opioids.

9.	Geospatial analysis of access barriers to MAT and their association with treatment engagement and treatment outcomes.

EXHIBIT F

List of States and Overall Allocation Percentages

Alabama	1.6419290312%
Alaska	0.2584550539%
American Samoa	0.0174042885%
Arizona	2.3755949882%
Arkansas	0.9663486633%
California	9.9213830698%
Colorado	1.6616291219%
Connecticut	1.3343523420%
Delaware	0.4900019063%
District of Columbia	0.2048876457%
Florida	7.0259134409%
Georgia	2.7882080114%
Guam	0.0509264160%
Hawaii	0.3418358185%
Idaho	0.5254331620%
Illinois	3.3263363702%
Indiana	2.2168933059%
Iowa	0.7579283477%
Kansas	0.8042000625%
Kentucky	2.0929730531%
Louisiana	1.5154431983%
Maine	0.5613880586%
Maryland	2.1106090494%
Massachusetts	2.3035761083%
Michigan	3.4020234989%
Minnesota	1.2972597706%
Mississippi	0.8898883053%
Missouri	2.0056475170%
Montana	0.3421667920%
N. Mariana Islands	0.0185877315%
Nebraska	0.4291907949%
Nevada	1.2486754235%
New Hampshire	0.6258752503%
New Jersey	2.7551354545%
New Mexico	0.8557238713%
New York	5.3903813405%

F-1

North Carolina	3.2502525994%
North Dakota	0.1858703224%
Ohio	4.3567051408%
Oklahoma	1.5831626090%
Oregon	1.4236951885%
Pennsylvania	4.5882419559%
Puerto Rico	0.7263201134%
Rhode Island	0.4895626814%
South Carolina	1.5834654145%
South Dakota	0.2169945907%
Tennessee	2.6881474977%
Texas	6.2932157196%
Utah	1.1889437113%
Vermont	0.2844241374%
Virgin Islands	0.0340410553%
Virginia	2.2801150757%
Washington	2.3189040182%
Wisconsin	1.7582560561%
Wyoming	0.1954758491%

F-2

EXHIBIT G

Subdivisions Eligible to Receive Direct Allocations from the Subdivision Fund and Default

Subdivision Fund Allocation Percentages

The Subdivisions set forth on this Exhibit G are eligible to receive direct allocations from the Subdivision Fund, if such Subdivisions are otherwise eligible to receive such funds under this Agreement. By default, the Subdivisions set forth on this Exhibit G shall include: (1) all Litigating Subdivisions that are General Purpose Governments; (2) all counties and parishes in States with functional counties or parishes; (3) all Subdivisions that are the highest level of General Purpose Government in States without functional counties or parishes; and (4) all other Subdivisions that are General Purpose Governments with a population of 10,000 or greater. A State may elect to add any additional Subdivisions to this Exhibit G at any time prior to the Initial Participation Date.

Immediately upon the effectiveness of any State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3 (or upon the effectiveness of an amendment to any State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3) that addresses allocation from the Subdivision Fund, whether before or after the Initial Participation Date, this Exhibit G will automatically be amended to reflect the allocation from the Subdivision Fund pursuant to the State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3.

For the avoidance of doubt, inclusion on this Exhibit G shall not create any claim for any amount of the Settlement Fund, and no such amounts shall be allocated or distributed to any Subdivision included herein if such Subdivision does not otherwise meet all requirements to receive any such funds pursuant to this Agreement.

The Parties recognize the benefits of remediation funds reaching all communities, including through direct payments from the Subdivision Fund. However, to promote efficiency in the use of such funds and avoid administratively-burdensome disbursements that would be too small to add a meaningful abatement response, certain Subdivisions do not receive a direct allocation from the Subdivision Fund. However, such Subdivisions will benefit from Opioid Remediation in their community, and are eligible to receive direct benefits from the Abatement Accounts Fund in their State. All settlement funds, whether allocated to a Settling State, an Abatement Accounts Fund or a Subdivision listed on this Exhibit G can be used for Opioid Remediation in communities not listed herein.

As provided by Section V.D.4.c, the Allocation Percentages shown below apply to distribution of each Settling State’s Subdivision Fund in the absence of a State-Subdivision Agreement, Allocation Statute, or Statutory Trust. The allocation that would have otherwise gone to General Purpose Government Subdivisions not listed below as receiving a direct allocation shall be (1) directed to the county or parish in which such Subdivision is located in Settling States with functional counties or parishes if the relevant county or parish is a Participating Subdivision or (2) to the highest-level General Purpose Government in which such Subdivision is located in Settling States without functional counties or parishes if the relevant highest-level General

G-1

Purpose Government is a Participating Subdivision. Where the relevant county, parish or highest-level General Purpose Government is not a Participating Subdivision, allocations of General Purpose Subdivisions not listed below as eligible to become Participating Subdivisions shall be allocated pursuant to Section VII.I. The redirecting of funds described in this paragraph is intended to promote the efficient use of Opioid Remediation funds while keeping, where possible, local control of the distribution of those funds.

This Exhibit G will be updated with Subdivisions receiving a Subdivision Allocation Percentage pursuant to Section I.YYY.

G-2

EXHIBIT H

Participation Tier Determination1

Participation Tier[2]	Number of Settling States as of the Reference Date (or as of the Payment Date, beginning in Payment Year 3)[3]

Percentage of Litigating Subdivisions

in Settling States that are

Participating Subdivisions

and/or Subdivisions Subject to a

Bar, Case-Specific Resolution, or

Settlement Class Resolution

in effect as of the Reference Date

(or as of the Payment Date, beginning in

Payment Year 3)4 5 (“Percentage of

Litigating Subdivisions”)

Percentage of

Primary Subdivisions that are Non-Litigating
Subdivisions in Settling States that are

Participating

Subdivisions and/or Subdivisions Subject

to a Bar, Case-Specific Resolution, or

Settlement Class

Resolution in effect as of the Reference Date

(or as of the Payment Date, beginning in

Payment Year 3) (“Percentage of Non-

Litigating Subdivisions”)

1	44 out of 49	95%	90% (Primary Subdivisions only)

2	45 out of 49	96%	96% (Primary Subdivisions only)

3	46 out of 49	97%	97% (Primary Subdivisions only)

4	48 out of 49	98%	97% (Primary Subdivisions only)

[1]

For the avoidance of doubt, the determinations that a sufficient number of states have agreed to be Settling States and there has been sufficient resolution of the Claims of the Litigating Subdivisions in the Settling States as described in the preamble, Section II.A and Section VIII.A remain in the sole discretion of the Settling Distributors.

[2]

In order to qualify for the relevant tier, the minimum amounts listed in each of the “Number of Settling States,” “Percentage of Litigating Subdivisions,” and “Percentage of Non-Litigating Primary Subdivisions” columns must be met or surpassed.

[3]

For the sole purpose of the Participation Tier determination under this Exhibit H, the States used to calculate each criterion (including the Percentage of Litigating Subdivisions and Percentage of Non-Litigating Subdivisions) will include each of the 50 states in the United States, except West Virginia, for a total of 49 states. For the avoidance of doubt, notwithstanding the definition of “State” in Section I.TTT or Exhibit F, neither Washington, D.C., nor any territory of the United States will be included for purposes of determining the participation tier under this Exhibit H.

[4]

School Districts, Health Districts, Hospital Districts, Library Districts and Fire Districts that satisfy the definition of Litigating Subdivision will be included for purposes of determining the Percentage of Litigating Subdivisions. These categories of Special District shall have their population measured as set forth in Section XIV.B. Any other Special Districts that satisfy the definition of Litigating Subdivisions will not be included for purposes of calculating the Participation Tier.

The Percentage of Litigating Subdivisions and Percentage of Non-Litigating Primary Subdivisions will be calculated as follows: each Litigating Subdivision and each Non-Litigating Subdivision in the 49 states used to calculate the Participation Tier will be assigned a metric reflecting both population and severity (the “Population-Severity Metric”). The Population-Severity Metric shall be the Subdivision’s population plus the Subdivision’s population multiplied by the severity factor for the State of the Subdivision (the severity factors for each State are attached as Exhibit X hereto) and then divided in two, thus giving fifty percent (50%) weight to each of population and population multiplied by the severity factor. The denominator for each Percentage shall be the sum total of the Population-Severity Metric for all the Subdivisions in the relevant category (Litigating Subdivisions or Non-Litigating Primary Subdivisions) in the Settling States, notwithstanding that persons may be included within the population (and therefore the Population-Severity Metric) of more than one Subdivision. The numerator will be the sum total of the Population-Severity Metrics of all Subdivisions in the relevant category of Subdivision (i.e., Litigating Subdivisions or Non-Litigating Subdivisions that are also Primary Subdivisions) in the Settling States that are either Participating Subdivisions or are subject to a Bar, Case-Specific Resolution, or Settlement Class Resolution, notwithstanding that persons may be included within the population of more than one Subdivision. An individual Litigating

H-1

Subdivision shall not be included more than once in the numerator, and shall not be included more than once in the denominator, of the calculation regardless if it (or any of its officials) is named as multiple plaintiffs in the same lawsuit; provided, however, that for the avoidance of doubt, no Litigating Subdivision will be excluded from the numerator or denominator under this sentence unless a Litigating Subdivision otherwise counted in the denominator has the authority to release the Claims (consistent with Section XI) of the Litigating Subdivision to be excluded.

For the avoidance of doubt, Subdivisions in Non-Settling States are excluded from both the denominator and numerator of the calculations for the Percentage of Litigating Subdivisions and Percentage of Non-Litigating Primary Subdivisions.

[5]

During the period when the Participation Tier is redetermined annually, Later Participating Subdivisions described in Section VII.E.3 or Section VII.E.4 shall not be included as Participating Subdivisions, and for Subdivisions subject to a Bar, Case-Specific Resolution, or Settlement Class Resolution to be included, the Bar, Case-Specific Resolution, or Settlement Class Resolution must have been in effect both as of the relevant Payment Date and for the entire period since the prior Payment Date.

H-2

EXHIBIT I

Primary Subdivisions16

1.	Alabaster city, Alabama *
2.	Auburn city, Alabama *
3.	Autauga County, Alabama *
4.	Baldwin County, Alabama *
5.	Birmingham city, Alabama *
6.	Blount County, Alabama *
7.	Calhoun County, Alabama *
8.	Chambers County, Alabama *
9.	Chilton County, Alabama *
10.	Coffee County, Alabama *
11.	Colbert County, Alabama *
12.	Covington County, Alabama *
13.	Cullman County, Alabama *
14.	Dale County, Alabama *
15.	Dallas County, Alabama *
16.	Decatur city, Alabama *
17.	DeKalb County, Alabama *
18.	Dothan city, Alabama *
19.	Elmore County, Alabama *
20.	Escambia County, Alabama *
21.	Etowah County, Alabama *
22.	Florence city, Alabama *
23.	Franklin County, Alabama *
24.	Gadsden city, Alabama *
25.	Hoover city, Alabama *
26.	Houston County, Alabama *
27.	Huntsville city, Alabama *
28.	Jackson County, Alabama *
29.	Jefferson County, Alabama *
30.	Lauderdale County, Alabama *
31.	Lawrence County, Alabama *
32.	Lee County, Alabama *
33.	Limestone County, Alabama *
34.	Madison city, Alabama *
35.	Madison County, Alabama *
36.	Marshall County, Alabama *
37.	Mobile city, Alabama *
38.	Mobile County, Alabama *
39.	Montgomery city, Alabama *
40.	Montgomery County, Alabama *
41.	Morgan County, Alabama *
42.	Opelika city, Alabama *

43.	Phenix City city, Alabama *
44.	Pike County, Alabama *
45.	Prattville city, Alabama *
46.	Russell County, Alabama *
47.	Shelby County, Alabama *
48.	St. Clair County, Alabama *
49.	Talladega County, Alabama *
50.	Tallapoosa County, Alabama *
51.	Tuscaloosa city, Alabama *
52.	Tuscaloosa County, Alabama *
53.	Vestavia Hills city, Alabama *
54.	Walker County, Alabama *
55.	Albertville city, Alabama
56.	Alexander City city, Alabama
57.	Anniston city, Alabama
58.	Athens city, Alabama
59.	Barbour County, Alabama
60.	Bessemer city, Alabama
61.	Bibb County, Alabama
62.	Bullock County, Alabama
63.	Butler County, Alabama
64.	Calera city, Alabama
65.	Center Point city, Alabama
66.	Chelsea city, Alabama
67.	Cherokee County, Alabama
68.	Choctaw County, Alabama
69.	Clarke County, Alabama
70.	Clay County, Alabama
71.	Cleburne County, Alabama
72.	Conecuh County, Alabama
73.	Coosa County, Alabama
74.	Crenshaw County, Alabama
75.	Cullman city, Alabama
76.	Daphne city, Alabama
77.	Enterprise city, Alabama
78.	Eufaula city, Alabama
79.	Fairfield city, Alabama
80.	Fairhope city, Alabama
81.	Fayette County, Alabama
82.	Foley city, Alabama
83.	Fort Payne city, Alabama
84.	Gardendale city, Alabama
85.	Geneva County, Alabama

86.	Gulf Shores city, Alabama
87.	Hale County, Alabama
88.	Hartselle city, Alabama
89.	Helena city, Alabama
90.	Henry County, Alabama
91.	Homewood city, Alabama
92.	Hueytown city, Alabama
93.	Irondale city, Alabama
94.	Jacksonville city, Alabama
95.	Jasper city, Alabama
96.	Lamar County, Alabama
97.	Leeds city, Alabama
98.	Macon County, Alabama
99.	Marengo County, Alabama
100.	Marion County, Alabama
101.	Millbrook city, Alabama
102.	Monroe County, Alabama
103.	Moody city, Alabama
104.	Mountain Brook city, Alabama
105.	Muscle Shoals city, Alabama
106.	Northport city, Alabama
107.	Oxford city, Alabama
108.	Ozark city, Alabama
109.	Pelham city, Alabama
110.	Pell City city, Alabama
111.	Pickens County, Alabama
112.	Pike Road town, Alabama
113.	Prichard city, Alabama
114.	Randolph County, Alabama
115.	Saraland city, Alabama
116.	Scottsboro city, Alabama
117.	Selma city, Alabama
118.	Sumter County, Alabama
119.	Sylacauga city, Alabama
120.	Talladega city, Alabama
121.	Troy city, Alabama
122.	Trussville city, Alabama
123.	Washington County, Alabama
124.	Wilcox County, Alabama
125.	Winston County, Alabama
126.	Anchorage municipality, Alaska *
127.	Fairbanks city, Alaska *

[16]	Entities denoted with an asterisk (*) indicate a population of greater than 30,000 for purposes of the definition of Primary Subdivision as it relates to Incentive Payment C.

128.	Fairbanks North Star Borough, Alaska *
129.	Juneau city and borough, Alaska *
130.	Kenai Peninsula Borough, Alaska *
131.	Matanuska-Susitna Borough, Alaska *
132.	Ketchikan Gateway Borough, Alaska
133.	Kodiak Island Borough, Alaska
134.	Wasilla city, Alaska
135.	Apache County, Arizona *
136.	Apache Junction city, Arizona *
137.	Avondale city, Arizona *
138.	Buckeye city, Arizona *
139.	Bullhead City city, Arizona *
140.	Casa Grande city, Arizona *
141.	Chandler city, Arizona *
142.	Cochise County, Arizona *
143.	Coconino County, Arizona *
144.	El Mirage city, Arizona *
145.	Flagstaff city, Arizona *
146.	Gila County, Arizona *
147.	Gilbert town, Arizona *
148.	Glendale city, Arizona *
149.	Goodyear city, Arizona *
150.	Graham County, Arizona *
151.	Kingman city, Arizona *
152.	Lake Havasu City city, Arizona *
153.	Marana town, Arizona *
154.	Maricopa city, Arizona *
155.	Maricopa County, Arizona *
156.	Mesa city, Arizona *
157.	Mohave County, Arizona *
158.	Navajo County, Arizona *
159.	Oro Valley town, Arizona *
160.	Peoria city, Arizona *
161.	Phoenix city, Arizona *
162.	Pima County, Arizona *
163.	Pinal County, Arizona *
164.	Prescott city, Arizona *
165.	Prescott Valley town, Arizona *
166.	Queen Creek town, Arizona *
167.	Sahuarita town, Arizona *
168.	San Luis city, Arizona *
169.	Santa Cruz County, Arizona *
170.	Scottsdale city, Arizona *
171.	Sierra Vista city, Arizona *
172.	Surprise city, Arizona *

173.	Tempe city, Arizona *
174.	Tucson city, Arizona *
175.	Yavapai County, Arizona *
176.	Yuma city, Arizona *
177.	Yuma County, Arizona *
178.	Camp Verde town, Arizona
179.	Chino Valley town, Arizona
180.	Coolidge city, Arizona
181.	Cottonwood city, Arizona
182.	Douglas city, Arizona
183.	Eloy city, Arizona
184.	Florence town, Arizona
185.	Fountain Hills town, Arizona
186.	La Paz County, Arizona
187.	Nogales city, Arizona
188.	Paradise Valley town, Arizona
189.	Payson town, Arizona
190.	Sedona city, Arizona
191.	Show Low city, Arizona
192.	Somerton city, Arizona
193.	Baxter County, Arkansas *
194.	Benton city, Arkansas *
195.	Benton County, Arkansas *
196.	Bentonville city, Arkansas *
197.	Boone County, Arkansas *
198.	Conway city, Arkansas *
199.	Craighead County, Arkansas *
200.	Crawford County, Arkansas *
201.	Crittenden County, Arkansas *
202.	Faulkner County, Arkansas *
203.	Fayetteville city, Arkansas *
204.	Fort Smith city, Arkansas *
205.	Garland County, Arkansas *
206.	Greene County, Arkansas *
207.	Hot Spring County, Arkansas *
208.	Hot Springs city, Arkansas *
209.	Independence County, Arkansas *
210.	Jefferson County, Arkansas *
211.	Jonesboro city, Arkansas *
212.	Little Rock city, Arkansas *
213.	Lonoke County, Arkansas *
214.	Miller County, Arkansas *
215.	Mississippi County, Arkansas *
216.	North Little Rock city, Arkansas *
217.	Pine Bluff city, Arkansas *
218.	Pope County, Arkansas *
219.	Pulaski County, Arkansas *
220.	Rogers city, Arkansas *
221.	Saline County, Arkansas *
222.	Sebastian County, Arkansas *

223.	Sherwood city, Arkansas *
224.	Springdale city, Arkansas *
225.	Union County, Arkansas *
226.	Washington County, Arkansas *
227.	White County, Arkansas *
228.	Arkadelphia city, Arkansas
229.	Arkansas County, Arkansas
230.	Ashley County, Arkansas
231.	Batesville city, Arkansas
232.	Bella Vista city, Arkansas
233.	Blytheville city, Arkansas
234.	Bradley County, Arkansas
235.	Bryant city, Arkansas
236.	Cabot city, Arkansas
237.	Camden city, Arkansas
238.	Carroll County, Arkansas
239.	Centerton city, Arkansas
240.	Chicot County, Arkansas
241.	Clark County, Arkansas
242.	Clay County, Arkansas
243.	Cleburne County, Arkansas
244.	Columbia County, Arkansas
245.	Conway County, Arkansas
246.	Cross County, Arkansas
247.	Desha County, Arkansas
248.	Drew County, Arkansas
249.	El Dorado city, Arkansas
250.	Forrest City city, Arkansas
251.	Franklin County, Arkansas
252.	Fulton County, Arkansas
253.	Grant County, Arkansas
254.	Harrison city, Arkansas
255.	Helena-West Helena city, Arkansas
256.	Hempstead County, Arkansas
257.	Howard County, Arkansas
258.	Izard County, Arkansas
259.	Jackson County, Arkansas
260.	Jacksonville city, Arkansas
261.	Johnson County, Arkansas
262.	Lawrence County, Arkansas
263.	Lincoln County, Arkansas
264.	Little River County, Arkansas
265.	Logan County, Arkansas
266.	Madison County, Arkansas
267.	Magnolia city, Arkansas
268.	Malvern city, Arkansas
269.	Marion city, Arkansas
270.	Marion County, Arkansas
271.	Maumelle city, Arkansas
272.	Mountain Home city, Arkansas
273.	Ouachita County, Arkansas

274.	Paragould city, Arkansas
275.	Perry County, Arkansas
276.	Phillips County, Arkansas
277.	Pike County, Arkansas
278.	Poinsett County, Arkansas
279.	Polk County, Arkansas
280.	Randolph County, Arkansas
281.	Russellville city, Arkansas
282.	Scott County, Arkansas
283.	Searcy city, Arkansas
284.	Sevier County, Arkansas
285.	Sharp County, Arkansas
286.	Siloam Springs city, Arkansas
287.	St. Francis County, Arkansas
288.	Stone County, Arkansas
289.	Texarkana city, Arkansas
290.	Van Buren city, Arkansas
291.	Van Buren County, Arkansas
292.	West Memphis city, Arkansas
293.	Yell County, Arkansas
294.	Adelanto city, California *
295.	Alameda city, California *
296.	Alameda County, California *
297.	Alhambra city, California *
298.	Aliso Viejo city, California *
299.	Amador County, California *
300.	Anaheim city, California *
301.	Antioch city, California *
302.	Apple Valley town, California *
303.	Arcadia city, California *
304.	Atascadero city, California *
305.	Azusa city, California *
306.	Bakersfield city, California *
307.	Baldwin Park city, California *
308.	Banning city, California *
309.	Beaumont city, California *
310.	Bell city, California *
311.	Bell Gardens city, California *
312.	Bellflower city, California *
313.	Berkeley city, California *
314.	Beverly Hills city, California *
315.	Brea city, California *
316.	Brentwood city, California *
317.	Buena Park city, California *
318.	Burbank city, California *
319.	Burlingame city, California *
320.	Butte County, California *
321.	Calaveras County, California *
322.	Calexico city, California *
323.	Camarillo city, California *
324.	Campbell city, California *
325.	Carlsbad city, California *

326.	Carson city, California *
327.	Cathedral City city, California *
328.	Ceres city, California *
329.	Cerritos city, California *
330.	Chico city, California *
331.	Chino city, California *
332.	Chino Hills city, California *
333.	Chula Vista city, California *
334.	Citrus Heights city, California *
335.	Claremont city, California *
336.	Clovis city, California *
337.	Coachella city, California *
338.	Colton city, California *
339.	Compton city, California *
340.	Concord city, California *
341.	Contra Costa County, California *
342.	Corona city, California *
343.	Costa Mesa city, California *
344.	Covina city, California *
345.	Culver City city, California *
346.	Cupertino city, California *
347.	Cypress city, California *
348.	Daly City city, California *
349.	Dana Point city, California *
350.	Danville town, California *
351.	Davis city, California *
352.	Delano city, California *
353.	Diamond Bar city, California *
354.	Downey city, California *
355.	Dublin city, California *
356.	Eastvale city, California *
357.	El Cajon city, California *
358.	El Centro city, California *
359.	El Dorado County, California *
360.	El Monte city, California *
361.	El Paso de Robles (Paso Robles) city, California *
362.	Elk Grove city, California *
363.	Encinitas city, California *
364.	Escondido city, California *
365.	Fairfield city, California *
366.	Folsom city, California *
367.	Fontana city, California *
368.	Foster City city, California *
369.	Fountain Valley city, California *
370.	Fremont city, California *
371.	Fresno city, California *
372.	Fresno County, California *
373.	Fullerton city, California *

374.	Garden Grove city, California *
375.	Gardena city, California *
376.	Gilroy city, California *
377.	Glendale city, California *
378.	Glendora city, California *
379.	Goleta city, California *
380.	Hanford city, California *
381.	Hawthorne city, California *
382.	Hayward city, California *
383.	Hemet city, California *
384.	Hesperia city, California *
385.	Highland city, California *
386.	Hollister city, California *
387.	Humboldt County, California *
388.	Huntington Beach city, California *
389.	Huntington Park city, California *
390.	Imperial County, California *
391.	Indio city, California *
392.	Inglewood city, California *
393.	Irvine city, California *
394.	Jurupa Valley city, California *
395.	Kern County, California *
396.	Kings County, California *
397.	La Habra city, California *
398.	La Mesa city, California *
399.	La Mirada city, California *
400.	La Puente city, California *
401.	La Quinta city, California *
402.	La Verne city, California *
403.	Laguna Hills city, California *
404.	Laguna Niguel city, California *
405.	Lake County, California *
406.	Lake Elsinore city, California *
407.	Lake Forest city, California *
408.	Lakewood city, California *
409.	Lancaster city, California *
410.	Lassen County, California *
411.	Lawndale city, California *
412.	Lincoln city, California *
413.	Livermore city, California *
414.	Lodi city, California *
415.	Lompoc city, California *
416.	Long Beach city, California *
417.	Los Altos city, California *
418.	Los Angeles city, California *
419.	Los Angeles County, California *

420.	Los Banos city, California *
421.	Los Gatos town, California *
422.	Lynwood city, California *
423.	Madera city, California *
424.	Madera County, California *
425.	Manhattan Beach city, California *
426.	Manteca city, California *
427.	Marin County, California *
428.	Martinez city, California *
429.	Mendocino County, California *
430.	Menifee city, California *
431.	Menlo Park city, California *
432.	Merced city, California *
433.	Merced County, California *
434.	Milpitas city, California *
435.	Mission Viejo city, California *
436.	Modesto city, California *
437.	Monrovia city, California *
438.	Montclair city, California *
439.	Montebello city, California *
440.	Monterey County, California *
441.	Monterey Park city, California *
442.	Moorpark city, California *
443.	Moreno Valley city, California *
444.	Morgan Hill city, California *
445.	Mountain View city, California *
446.	Murrieta city, California *
447.	Napa city, California *
448.	Napa County, California *
449.	National City city, California *
450.	Nevada County, California *
451.	Newark city, California *
452.	Newport Beach city, California *
453.	Norwalk city, California *
454.	Novato city, California *
455.	Oakland city, California *
456.	Oakley city, California *
457.	Oceanside city, California *
458.	Ontario city, California *
459.	Orange city, California *
460.	Orange County, California *
461.	Oxnard city, California *
462.	Pacifica city, California *
463.	Palm Desert city, California *
464.	Palm Springs city, California *
465.	Palmdale city, California *
466.	Palo Alto city, California *

467.	Paramount city, California *
468.	Pasadena city, California *
469.	Perris city, California *
470.	Petaluma city, California *
471.	Pico Rivera city, California *
472.	Pittsburg city, California *
473.	Placentia city, California *
474.	Placer County, California *
475.	Pleasant Hill city, California *
476.	Pleasanton city, California *
477.	Pomona city, California *
478.	Porterville city, California *
479.	Poway city, California *
480.	Rancho Cordova city, California *
481.	Rancho Cucamonga city, California *
482.	Rancho Palos Verdes city, California *
483.	Rancho Santa Margarita city, California *
484.	Redding city, California *
485.	Redlands city, California *
486.	Redondo Beach city, California *
487.	Redwood City city, California *
488.	Rialto city, California *
489.	Richmond city, California *
490.	Riverside city, California *
491.	Riverside County, California *
492.	Rocklin city, California *
493.	Rohnert Park city, California *
494.	Rosemead city, California *
495.	Roseville city, California *
496.	Sacramento city, California *
497.	Sacramento County, California *
498.	Salinas city, California *
499.	San Benito County, California *
500.	San Bernardino city, California *
501.	San Bernardino County, California *
502.	San Bruno city, California *
503.	San Buenaventura (Ventura) city, California *
504.	San Carlos city, California *
505.	San Clemente city, California *
506.	San Diego city, California *
507.	San Diego County, California *

508.	San Dimas city, California *
509.	San Francisco city / San Francisco County, California *
510.	San Gabriel city, California *
511.	San Jacinto city, California *
512.	San Joaquin County, California *
513.	San Jose city, California *
514.	San Juan Capistrano city, California *
515.	San Leandro city, California *
516.	San Luis Obispo city, California *
517.	San Luis Obispo County, California *
518.	San Marcos city, California *
519.	San Mateo city, California *
520.	San Mateo County, California *
521.	San Pablo city, California *
522.	San Rafael city, California *
523.	San Ramon city, California *
524.	Santa Ana city, California *
525.	Santa Barbara city, California *
526.	Santa Barbara County, California *
527.	Santa Clara city, California *
528.	Santa Clara County, California *
529.	Santa Clarita city, California *
530.	Santa Cruz city, California *
531.	Santa Cruz County, California *
532.	Santa Maria city, California *
533.	Santa Monica city, California *
534.	Santa Rosa city, California *
535.	Santee city, California *
536.	Saratoga city, California *
537.	Seaside city, California *
538.	Shasta County, California *
539.	Simi Valley city, California *
540.	Siskiyou County, California *
541.	Solano County, California *
542.	Sonoma County, California *
543.	South Gate city, California *
544.	South San Francisco city, California *
545.	Stanislaus County, California *
546.	Stanton city, California *
547.	Stockton city, California *
548.	Sunnyvale city, California *

549.	Sutter County, California *
550.	Tehama County, California *
551.	Temecula city, California *
552.	Temple City city, California *
553.	Thousand Oaks city, California *
554.	Torrance city, California *
555.	Tracy city, California *
556.	Tulare city, California *
557.	Tulare County, California *
558.	Tuolumne County, California *
559.	Turlock city, California *
560.	Tustin city, California *
561.	Union City city, California *
562.	Upland city, California *
563.	Vacaville city, California *
564.	Vallejo city, California *
565.	Ventura County, California *
566.	Victorville city, California *
567.	Visalia city, California *
568.	Vista city, California *
569.	Walnut Creek city, California *
570.	Watsonville city, California *
571.	West Covina city, California *
572.	West Hollywood city, California *
573.	West Sacramento city, California *
574.	Westminster city, California *
575.	Whittier city, California *
576.	Wildomar city, California *
577.	Woodland city, California *
578.	Yolo County, California *
579.	Yorba Linda city, California *
580.	Yuba City city, California *
581.	Yuba County, California *
582.	Yucaipa city, California *
583.	Agoura Hills city, California
584.	Albany city, California
585.	American Canyon city, California
586.	Anderson city, California
587.	Arcata city, California
588.	Arroyo Grande city, California
589.	Artesia city, California
590.	Arvin city, California
591.	Atwater city, California
592.	Auburn city, California
593.	Avenal city, California
594.	Barstow city, California
595.	Belmont city, California
596.	Benicia city, California
597.	Blythe city, California
598.	Brawley city, California

599.	Calabasas city, California
600.	California City city, California
601.	Canyon Lake city, California
602.	Capitola city, California
603.	Carpinteria city, California
604.	Chowchilla city, California
605.	Clayton city, California
606.	Clearlake city, California
607.	Coalinga city, California
608.	Colusa County, California
609.	Commerce city, California
610.	Corcoran city, California
611.	Coronado city, California
612.	Cudahy city, California
613.	Del Norte County, California
614.	Desert Hot Springs city, California
615.	Dinuba city, California
616.	Dixon city, California
617.	Duarte city, California
618.	East Palo Alto city, California
619.	El Cerrito city, California
620.	El Segundo city, California
621.	Emeryville city, California
622.	Eureka city, California
623.	Exeter city, California
624.	Farmersville city, California
625.	Fillmore city, California
626.	Fortuna city, California
627.	Galt city, California
628.	Glenn County, California
629.	Grand Terrace city, California
630.	Grass Valley city, California
631.	Greenfield city, California
632.	Grover Beach city, California
633.	Half Moon Bay city, California
634.	Hawaiian Gardens city, California
635.	Healdsburg city, California
636.	Hercules city, California
637.	Hermosa Beach city, California
638.	Hillsborough town, California
639.	Imperial Beach city, California
640.	Imperial city, California
641.	Inyo County, California
642.	Kerman city, California
643.	King City city, California
644.	Kingsburg city, California
645.	La Cañada Flintridge city, California
646.	La Palma city, California
647.	Lafayette city, California

648.	Laguna Beach city, California
649.	Laguna Woods city, California
650.	Larkspur city, California
651.	Lathrop city, California
652.	Lemon Grove city, California
653.	Lemoore city, California
654.	Lindsay city, California
655.	Livingston city, California
656.	Loma Linda city, California
657.	Lomita city, California
658.	Los Alamitos city, California
659.	Malibu city, California
660.	Marina city, California
661.	Mariposa County, California
662.	Marysville city, California
663.	Maywood city, California
664.	McFarland city, California
665.	Mendota city, California
666.	Mill Valley city, California
667.	Millbrae city, California
668.	Mono County, California
669.	Monterey city, California
670.	Moraga town, California
671.	Morro Bay city, California
672.	Newman city, California
673.	Norco city, California
674.	Oakdale city, California
675.	Orange Cove city, California
676.	Orinda city, California
677.	Oroville city, California
678.	Pacific Grove city, California
679.	Palos Verdes Estates city, California
680.	Parlier city, California
681.	Patterson city, California
682.	Piedmont city, California
683.	Pinole city, California
684.	Placerville city, California
685.	Plumas County, California
686.	Port Hueneme city, California
687.	Rancho Mirage city, California
688.	Red Bluff city, California
689.	Reedley city, California
690.	Ridgecrest city, California
691.	Ripon city, California
692.	Riverbank city, California
693.	San Anselmo town, California
694.	San Fernando city, California
695.	San Marino city, California
696.	Sanger city, California

697.	Santa Fe Springs city, California
698.	Santa Paula city, California
699.	Scotts Valley city, California
700.	Seal Beach city, California
701.	Selma city, California
702.	Shafter city, California
703.	Shasta Lake city, California
704.	Sierra Madre city, California
705.	Signal Hill city, California
706.	Solana Beach city, California
707.	Soledad city, California
708.	Sonoma city, California
709.	South El Monte city, California
710.	South Lake Tahoe city, California
711.	South Pasadena city, California
712.	Suisun City city, California
713.	Susanville city, California
714.	Tehachapi city, California
715.	Trinity County, California
716.	Truckee town, California
717.	Twentynine Palms city, California
718.	Ukiah city, California
719.	Walnut city, California
720.	Wasco city, California
721.	Windsor town, California
722.	Yucca Valley town, California
723.	Adams County, Colorado *
724.	Arapahoe County, Colorado *
725.	Arvada city, Colorado *
726.	Aurora city, Colorado *
727.	Boulder city, Colorado *
728.	Boulder County, Colorado *
729.	Brighton city, Colorado *
730.	Broomfield city / Broomfield County, Colorado *
731.	Castle Rock town, Colorado *
732.	Centennial city, Colorado *
733.	Colorado Springs city, Colorado *
734.	Commerce City city, Colorado *
735.	Delta County, Colorado *
736.	Denver city / Denver County, Colorado *
737.	Douglas County, Colorado *
738.	Eagle County, Colorado *
739.	El Paso County, Colorado *
740.	Englewood city, Colorado *
741.	Fort Collins city, Colorado *
742.	Fountain city, Colorado *

743.	Fremont County, Colorado *
744.	Garfield County, Colorado *
745.	Grand Junction city, Colorado *
746.	Greeley city, Colorado *
747.	Jefferson County, Colorado *
748.	La Plata County, Colorado *
749.	Lafayette city, Colorado *
750.	Lakewood city, Colorado *
751.	Larimer County, Colorado *
752.	Littleton city, Colorado *
753.	Longmont city, Colorado *
754.	Loveland city, Colorado *
755.	Mesa County, Colorado *
756.	Montrose County, Colorado *
757.	Northglenn city, Colorado *
758.	Parker town, Colorado *
759.	Pueblo city, Colorado *
760.	Pueblo County, Colorado *
761.	Summit County, Colorado *
762.	Thornton city, Colorado *
763.	Weld County, Colorado *
764.	Westminster city, Colorado *
765.	Wheat Ridge city, Colorado *
766.	Windsor town, Colorado *
767.	Alamosa County, Colorado
768.	Archuleta County, Colorado
769.	Cañon City city, Colorado
770.	Castle Pines city, Colorado
771.	Chaffee County, Colorado
772.	Durango city, Colorado
773.	Elbert County, Colorado
774.	Erie town, Colorado
775.	Evans city, Colorado
776.	Federal Heights city, Colorado
777.	Firestone town, Colorado
778.	Fort Morgan city, Colorado
779.	Frederick town, Colorado
780.	Fruita city, Colorado
781.	Golden city, Colorado
782.	Grand County, Colorado
783.	Greenwood Village city, Colorado
784.	Gunnison County, Colorado
785.	Johnstown town, Colorado
786.	Las Animas County, Colorado
787.	Logan County, Colorado
788.	Lone Tree city, Colorado
789.	Louisville city, Colorado
790.	Moffat County, Colorado
791.	Montezuma County, Colorado
792.	Montrose city, Colorado

793.	Morgan County, Colorado
794.	Otero County, Colorado
795.	Park County, Colorado
796.	Pitkin County, Colorado
797.	Prowers County, Colorado
798.	Rio Grande County, Colorado
799.	Routt County, Colorado
800.	Steamboat Springs city, Colorado
801.	Sterling city, Colorado
802.	Superior town, Colorado
803.	Teller County, Colorado
804.	Wellington town, Colorado
805.	Yuma County, Colorado
806.	Bridgeport town / Bridgeport city, Connecticut *
807.	Bristol city / Bristol town, Connecticut *
808.	Danbury city / Danbury town, Connecticut *
809.	East Hartford town, Connecticut *
810.	Enfield town, Connecticut *
811.	Fairfield town, Connecticut *
812.	Glastonbury town, Connecticut *
813.	Greenwich town, Connecticut *
814.	Groton town, Connecticut *
815.	Hamden town, Connecticut *
816.	Hartford city / Hartford town, Connecticut *
817.	Manchester town, Connecticut *
818.	Meriden city / Meriden town, Connecticut *
819.	Middletown city / Middletown town, Connecticut *
820.	Milford city, Connecticut *
821.	Milford town, Connecticut *
822.	Naugatuck borough / Naugatuck town, Connecticut *
823.	New Britain town / New Britain city, Connecticut *
824.	New Haven town / New Haven city, Connecticut *
825.	Newington town, Connecticut *
826.	Norwalk city / Norwalk town, Connecticut *
827.	Norwich city / Norwich town, Connecticut *
828.	Shelton city / Shelton town, Connecticut *

829.	Southington town, Connecticut *
830.	Stamford city / Stamford town, Connecticut *
831.	Stratford town, Connecticut *
832.	Torrington city / Torrington town, Connecticut *
833.	Trumbull town, Connecticut *
834.	Wallingford town, Connecticut *
835.	Waterbury city / Waterbury town, Connecticut *
836.	West Hartford town, Connecticut *
837.	West Haven city / West Haven town, Connecticut *
838.	Ansonia town / Ansonia city, Connecticut
839.	Avon town, Connecticut
840.	Berlin town, Connecticut
841.	Bethel town, Connecticut
842.	Bloomfield town, Connecticut
843.	Branford town, Connecticut
844.	Brookfield town, Connecticut
845.	Canton town, Connecticut
846.	Cheshire town, Connecticut
847.	Clinton town, Connecticut
848.	Colchester town, Connecticut
849.	Coventry town, Connecticut
850.	Cromwell town, Connecticut
851.	Darien town, Connecticut
852.	Derby city / Derby town, Connecticut
853.	East Hampton town, Connecticut
854.	East Haven town, Connecticut
855.	East Lyme town, Connecticut
856.	East Windsor town, Connecticut
857.	Ellington town, Connecticut
858.	Farmington town, Connecticut
859.	Granby town, Connecticut
860.	Griswold town, Connecticut
861.	Guilford town, Connecticut
862.	Killingly town, Connecticut
863.	Ledyard town, Connecticut
864.	Madison town, Connecticut
865.	Mansfield town, Connecticut
866.	Monroe town, Connecticut
867.	Montville town, Connecticut
868.	New Canaan town, Connecticut
869.	New Fairfield town, Connecticut
870.	New London city / New London town, Connecticut

871.	New Milford town, Connecticut
872.	Newtown town, Connecticut
873.	North Branford town, Connecticut
874.	North Haven town, Connecticut
875.	Old Saybrook town, Connecticut
876.	Orange town, Connecticut
877.	Oxford town, Connecticut
878.	Plainfield town, Connecticut
879.	Plainville town, Connecticut
880.	Plymouth town, Connecticut
881.	Ridgefield town, Connecticut
882.	Rocky Hill town, Connecticut
883.	Seymour town, Connecticut
884.	Simsbury town, Connecticut
885.	Somers town, Connecticut
886.	South Windsor town, Connecticut
887.	Southbury town, Connecticut
888.	Stafford town, Connecticut
889.	Stonington town, Connecticut
890.	Suffield town, Connecticut
891.	Tolland town, Connecticut
892.	Vernon town, Connecticut
893.	Waterford town, Connecticut
894.	Watertown town, Connecticut
895.	Weston town, Connecticut
896.	Westport town, Connecticut
897.	Wethersfield town, Connecticut
898.	Wilton town, Connecticut
899.	Winchester town, Connecticut
900.	Windham town, Connecticut
901.	Windsor Locks town, Connecticut
902.	Windsor town, Connecticut
903.	Wolcott town, Connecticut
904.	Dover city, Delaware *
905.	Kent County, Delaware *
906.	New Castle County, Delaware *
907.	Newark city, Delaware *
908.	Sussex County, Delaware *
909.	Wilmington city, Delaware *
910.	Middletown town, Delaware
911.	Milford city, Delaware
912.	Smyrna town, Delaware
913.	Alachua County, Florida *
914.	Altamonte Springs city, Florida *
915.	Apopka city, Florida *
916.	Aventura city, Florida *
917.	Bay County, Florida *
918.	Boca Raton city, Florida *

919.	Bonita Springs city, Florida *
920.	Boynton Beach city, Florida *
921.	Bradenton city, Florida *
922.	Brevard County, Florida *
923.	Broward County, Florida *
924.	Cape Coral city, Florida *
925.	Charlotte County, Florida *
926.	Citrus County, Florida *
927.	Clay County, Florida *
928.	Clearwater city, Florida *
929.	Clermont city, Florida *
930.	Coconut Creek city, Florida *
931.	Collier County, Florida *
932.	Columbia County, Florida *
933.	Cooper City city, Florida *
934.	Coral Gables city, Florida *
935.	Coral Springs city, Florida *
936.	Cutler Bay town, Florida *
937.	Dania Beach city, Florida *
938.	Davie town, Florida *
939.	Daytona Beach city, Florida *
940.	Deerfield Beach city, Florida *
941.	DeLand city, Florida *
942.	Delray Beach city, Florida *
943.	Deltona city, Florida *
944.	DeSoto County, Florida *
945.	Doral city, Florida *
946.	Dunedin city, Florida *
947.	Duval County / Jacksonville city, Florida *
948.	Escambia County, Florida *
949.	Estero village, Florida *
950.	Flagler County, Florida *
951.	Fort Lauderdale city, Florida *
952.	Fort Myers city, Florida *
953.	Fort Pierce city, Florida *
954.	Gadsden County, Florida *
955.	Gainesville city, Florida *
956.	Greenacres city, Florida *
957.	Hallandale Beach city, Florida *
958.	Hendry County, Florida *
959.	Hernando County, Florida *
960.	Hialeah city, Florida *
961.	Highlands County, Florida *
962.	Hillsborough County, Florida *
963.	Hollywood city, Florida *

964.	Homestead city, Florida *
965.	Indian River County, Florida *
966.	Jackson County, Florida *
967.	Jupiter town, Florida *
968.	Kissimmee city, Florida *
969.	Lake County, Florida *
970.	Lake Worth city, Florida *
971.	Lakeland city, Florida *
972.	Largo city, Florida *
973.	Lauderdale Lakes city, Florida *
974.	Lauderhill city, Florida *
975.	Lee County, Florida *
976.	Leon County, Florida *
977.	Levy County, Florida *
978.	Manatee County, Florida *
979.	Margate city, Florida *
980.	Marion County, Florida *
981.	Martin County, Florida *
982.	Melbourne city, Florida *
983.	Miami Beach city, Florida *
984.	Miami city, Florida *
985.	Miami Gardens city, Florida *
986.	Miami Lakes town, Florida *
987.	Miami-Dade County, Florida *
988.	Miramar city, Florida *
989.	Monroe County, Florida *
990.	Nassau County, Florida *
991.	North Lauderdale city, Florida *
992.	North Miami Beach city, Florida *
993.	North Miami city, Florida *
994.	North Port city, Florida *
995.	Oakland Park city, Florida *
996.	Ocala city, Florida *
997.	Ocoee city, Florida *
998.	Okaloosa County, Florida *
999.	Okeechobee County, Florida *
1000.	Orange County, Florida *
1001.	Orlando city, Florida *
1002.	Ormond Beach city, Florida *
1003.	Osceola County, Florida *
1004.	Oviedo city, Florida *
1005.	Palm Bay city, Florida *
1006.	Palm Beach County, Florida *
1007.	Palm Beach Gardens city, Florida *
1008.	Palm Coast city, Florida *
1009.	Panama City city, Florida *
1010.	Parkland city, Florida *
1011.	Pasco County, Florida *
1012.	Pembroke Pines city, Florida *
1013.	Pensacola city, Florida *

1014.	Pinellas County, Florida *
1015.	Pinellas Park city, Florida *
1016.	Plant City city, Florida *
1017.	Plantation city, Florida *
1018.	Polk County, Florida *
1019.	Pompano Beach city, Florida *
1020.	Port Orange city, Florida *
1021.	Port St. Lucie city, Florida *
1022.	Putnam County, Florida *
1023.	Riviera Beach city, Florida *
1024.	Royal Palm Beach village, Florida *
1025.	Sanford city, Florida *
1026.	Santa Rosa County, Florida *
1027.	Sarasota city, Florida *
1028.	Sarasota County, Florida *
1029.	Seminole County, Florida *
1030.	St. Cloud city, Florida *
1031.	St. Johns County, Florida *
1032.	St. Lucie County, Florida *
1033.	St. Petersburg city, Florida *
1034.	Sumter County, Florida *
1035.	Sunrise city, Florida *
1036.	Suwannee County, Florida *
1037.	Tallahassee city, Florida *
1038.	Tamarac city, Florida *
1039.	Tampa city, Florida *
1040.	Titusville city, Florida *
1041.	Volusia County, Florida *
1042.	Wakulla County, Florida *
1043.	Walton County, Florida *
1044.	Wellington village, Florida *
1045.	West Palm Beach city, Florida *
1046.	Weston city, Florida *
1047.	Winter Garden city, Florida *
1048.	Winter Haven city, Florida *
1049.	Winter Park city, Florida *
1050.	Winter Springs city, Florida *
1051.	Atlantic Beach city, Florida
1052.	Auburndale city, Florida
1053.	Avon Park city, Florida
1054.	Baker County, Florida
1055.	Bartow city, Florida
1056.	Belle Glade city, Florida
1057.	Bradford County, Florida
1058.	Calhoun County, Florida
1059.	Callaway city, Florida
1060.	Cape Canaveral city, Florida
1061.	Casselberry city, Florida
1062.	Cocoa Beach city, Florida
1063.	Cocoa city, Florida
1064.	Crestview city, Florida

1065.	DeBary city, Florida
1066.	Destin city, Florida
1067.	Dixie County, Florida
1068.	Edgewater city, Florida
1069.	Eustis city, Florida
1070.	Fernandina Beach city, Florida
1071.	Florida City city, Florida
1072.	Fort Walton Beach city, Florida
1073.	Franklin County, Florida
1074.	Fruitland Park city, Florida
1075.	Gilchrist County, Florida
1076.	Glades County, Florida
1077.	Groveland city, Florida
1078.	Gulf County, Florida
1079.	Gulfport city, Florida
1080.	Haines City city, Florida
1081.	Hamilton County, Florida
1082.	Hardee County, Florida
1083.	Hialeah Gardens city, Florida
1084.	Holly Hill city, Florida
1085.	Holmes County, Florida
1086.	Jacksonville Beach city, Florida
1087.	Jefferson County, Florida
1088.	Key Biscayne village, Florida
1089.	Key West city, Florida
1090.	Lady Lake town, Florida
1091.	Lake City city, Florida
1092.	Lake Mary city, Florida
1093.	Lake Wales city, Florida
1094.	Lantana town, Florida
1095.	Leesburg city, Florida
1096.	Lighthouse Point city, Florida
1097.	Longwood city, Florida
1098.	Lynn Haven city, Florida
1099.	Madison County, Florida
1100.	Maitland city, Florida
1101.	Marco Island city, Florida
1102.	Miami Shores village, Florida
1103.	Miami Springs city, Florida
1104.	Milton city, Florida
1105.	Minneola city, Florida
1106.	Mount Dora city, Florida
1107.	Naples city, Florida
1108.	New Port Richey city, Florida
1109.	New Smyrna Beach city, Florida
1110.	Niceville city, Florida
1111.	North Palm Beach village, Florida
1112.	Oldsmar city, Florida
1113.	Opa-locka city, Florida
1114.	Orange City city, Florida
1115.	Palatka city, Florida

1116.	Palm Springs village, Florida
1117.	Palmetto Bay village, Florida
1118.	Palmetto city, Florida
1119.	Panama City Beach city, Florida
1120.	Pinecrest village, Florida
1121.	Punta Gorda city, Florida
1122.	Rockledge city, Florida
1123.	Safety Harbor city, Florida
1124.	Satellite Beach city, Florida
1125.	Sebastian city, Florida
1126.	Sebring city, Florida
1127.	Seminole city, Florida
1128.	South Daytona city, Florida
1129.	South Miami city, Florida
1130.	St. Augustine city, Florida
1131.	Stuart city, Florida
1132.	Sunny Isles Beach city, Florida
1133.	Sweetwater city, Florida
1134.	Tarpon Springs city, Florida
1135.	Tavares city, Florida
1136.	Taylor County, Florida
1137.	Temple Terrace city, Florida
1138.	Union County, Florida
1139.	Venice city, Florida
1140.	Vero Beach city, Florida
1141.	Washington County, Florida
1142.	West Melbourne city, Florida
1143.	West Park city, Florida
1144.	Wilton Manors city, Florida
1145.	Zephyrhills city, Florida
1146.	Albany city, Georgia *
1147.	Alpharetta city, Georgia *
1148.	Athens-Clarke County unified government, Georgia *
1149.	Atlanta city, Georgia *
1150.	Augusta-Richmond County consolidated government, Georgia *
1151.	Baldwin County, Georgia *
1152.	Barrow County, Georgia *
1153.	Bartow County, Georgia *
1154.	Brookhaven city, Georgia *
1155.	Bryan County, Georgia *
1156.	Bulloch County, Georgia *
1157.	Camden County, Georgia *
1158.	Canton city, Georgia *
1159.	Carroll County, Georgia *
1160.	Catoosa County, Georgia *
1161.	Chamblee city, Georgia *
1162.	Chatham County, Georgia *
1163.	Cherokee County, Georgia *
1164.	Clayton County, Georgia *
1165.	Cobb County, Georgia *

1166.	Coffee County, Georgia *
1167.	Colquitt County, Georgia *
1168.	Columbia County, Georgia *
1169.	Columbus city, Georgia *
1170.	Coweta County, Georgia *
1171.	Dalton city, Georgia *
1172.	DeKalb County, Georgia *
1173.	Dougherty County, Georgia *
1174.	Douglas County, Georgia *
1175.	Douglasville city, Georgia *
1176.	Dunwoody city, Georgia *
1177.	East Point city, Georgia *
1178.	Effingham County, Georgia *
1179.	Fayette County, Georgia *
1180.	Floyd County, Georgia *
1181.	Forsyth County, Georgia *
1182.	Fulton County, Georgia *
1183.	Gainesville city, Georgia *
1184.	Gilmer County, Georgia *
1185.	Glynn County, Georgia *
1186.	Gordon County, Georgia *
1187.	Gwinnett County, Georgia *
1188.	Habersham County, Georgia *
1189.	Hall County, Georgia *
1190.	Harris County, Georgia *
1191.	Henry County, Georgia *
1192.	Hinesville city, Georgia *
1193.	Houston County, Georgia *
1194.	Jackson County, Georgia *
1195.	Johns Creek city, Georgia *
1196.	Kennesaw city, Georgia *
1197.	LaGrange city, Georgia *
1198.	Laurens County, Georgia *
1199.	Lawrenceville city, Georgia *
1200.	Liberty County, Georgia *
1201.	Lowndes County, Georgia *
1202.	Lumpkin County, Georgia *
1203.	Macon-Bibb County, Georgia *
1204.	Marietta city, Georgia *
1205.	Milton city, Georgia *
1206.	Murray County, Georgia *
1207.	Newnan city, Georgia *
1208.	Newton County, Georgia *
1209.	Oconee County, Georgia *
1210.	Paulding County, Georgia *
1211.	Peachtree City city, Georgia *
1212.	Peachtree Corners city, Georgia *
1213.	Pickens County, Georgia *
1214.	Polk County, Georgia *
1215.	Rockdale County, Georgia *
1216.	Rome city, Georgia *
1217.	Roswell city, Georgia *

1218.	Sandy Springs city, Georgia *
1219.	Savannah city, Georgia *
1220.	Smyrna city, Georgia *
1221.	South Fulton city, Georgia *
1222.	Spalding County, Georgia *
1223.	Statesboro city, Georgia *
1224.	Stonecrest city, Georgia *
1225.	Thomas County, Georgia *
1226.	Tift County, Georgia *
1227.	Troup County, Georgia *
1228.	Tucker city, Georgia *
1229.	Valdosta city, Georgia *
1230.	Walker County, Georgia *
1231.	Walton County, Georgia *
1232.	Ware County, Georgia *
1233.	Warner Robins city, Georgia *
1234.	White County, Georgia *
1235.	Whitfield County, Georgia *
1236.	Woodstock city, Georgia *
1237.	Acworth city, Georgia
1238.	Americus city, Georgia
1239.	Appling County, Georgia
1240.	Bacon County, Georgia
1241.	Bainbridge city, Georgia
1242.	Banks County, Georgia
1243.	Ben Hill County, Georgia
1244.	Berrien County, Georgia
1245.	Bleckley County, Georgia
1246.	Brantley County, Georgia
1247.	Braselton town, Georgia
1248.	Brooks County, Georgia
1249.	Brunswick city, Georgia
1250.	Buford city, Georgia
1251.	Burke County, Georgia
1252.	Butts County, Georgia
1253.	Calhoun city, Georgia
1254.	Candler County, Georgia
1255.	Carrollton city, Georgia
1256.	Cartersville city, Georgia
1257.	Charlton County, Georgia
1258.	Chattooga County, Georgia
1259.	Clarkston city, Georgia
1260.	College Park city, Georgia
1261.	Conyers city, Georgia
1262.	Cook County, Georgia
1263.	Cordele city, Georgia
1264.	Covington city, Georgia
1265.	Crawford County, Georgia
1266.	Crisp County, Georgia
1267.	Cusseta-Chattahoochee County unified government, Georgia
1268.	Dade County, Georgia

1269.	Dallas city, Georgia
1270.	Dawson County, Georgia
1271.	Decatur city, Georgia
1272.	Decatur County, Georgia
1273.	Dodge County, Georgia
1274.	Dooly County, Georgia
1275.	Doraville city, Georgia
1276.	Douglas city, Georgia
1277.	Dublin city, Georgia
1278.	Duluth city, Georgia
1279.	Early County, Georgia
1280.	Elbert County, Georgia
1281.	Emanuel County, Georgia
1282.	Evans County, Georgia
1283.	Fairburn city, Georgia
1284.	Fannin County, Georgia
1285.	Fayetteville city, Georgia
1286.	Forest Park city, Georgia
1287.	Franklin County, Georgia
1288.	Grady County, Georgia
1289.	Greene County, Georgia
1290.	Griffin city, Georgia
1291.	Grovetown city, Georgia
1292.	Haralson County, Georgia
1293.	Hart County, Georgia
1294.	Heard County, Georgia
1295.	Holly Springs city, Georgia
1296.	Jasper County, Georgia
1297.	Jeff Davis County, Georgia
1298.	Jefferson city, Georgia
1299.	Jefferson County, Georgia
1300.	Jones County, Georgia
1301.	Kingsland city, Georgia
1302.	Lamar County, Georgia
1303.	Lanier County, Georgia
1304.	Lee County, Georgia
1305.	Lilburn city, Georgia
1306.	Loganville city, Georgia
1307.	Long County, Georgia
1308.	Macon County, Georgia
1309.	Madison County, Georgia
1310.	McDonough city, Georgia
1311.	McDuffie County, Georgia
1312.	McIntosh County, Georgia
1313.	Meriwether County, Georgia
1314.	Milledgeville city, Georgia
1315.	Mitchell County, Georgia
1316.	Monroe city, Georgia
1317.	Monroe County, Georgia
1318.	Morgan County, Georgia
1319.	Moultrie city, Georgia
1320.	Norcross city, Georgia
1321.	Oglethorpe County, Georgia
1322.	Peach County, Georgia

1323.	Perry city, Georgia
1324.	Pierce County, Georgia
1325.	Pike County, Georgia
1326.	Pooler city, Georgia
1327.	Powder Springs city, Georgia
1328.	Pulaski County, Georgia
1329.	Putnam County, Georgia
1330.	Rabun County, Georgia
1331.	Richmond Hill city, Georgia
1332.	Rincon city, Georgia
1333.	Riverdale city, Georgia
1334.	Screven County, Georgia
1335.	Snellville city, Georgia
1336.	St. Marys city, Georgia
1337.	Stephens County, Georgia
1338.	Stockbridge city, Georgia
1339.	Sugar Hill city, Georgia
1340.	Sumter County, Georgia
1341.	Suwanee city, Georgia
1342.	Tattnall County, Georgia
1343.	Telfair County, Georgia
1344.	Thomasville city, Georgia
1345.	Tifton city, Georgia
1346.	Toombs County, Georgia
1347.	Towns County, Georgia
1348.	Union City city, Georgia
1349.	Union County, Georgia
1350.	Upson County, Georgia
1351.	Vidalia city, Georgia
1352.	Villa Rica city, Georgia
1353.	Washington County, Georgia
1354.	Waycross city, Georgia
1355.	Wayne County, Georgia
1356.	Winder city, Georgia
1357.	Worth County, Georgia
1358.	Hawaii County, Hawaii *
1359.	Honolulu County, Hawaii *
1360.	Kauai County, Hawaii *
1361.	Maui County, Hawaii *
1362.	Ada County, Idaho *
1363.	Bannock County, Idaho *
1364.	Bingham County, Idaho *
1365.	Boise City city, Idaho *
1366.	Bonner County, Idaho *
1367.	Bonneville County, Idaho *
1368.	Caldwell city, Idaho *
1369.	Canyon County, Idaho *
1370.	Coeur d’Alene city, Idaho *
1371.	Idaho Falls city, Idaho *
1372.	Kootenai County, Idaho *
1373.	Latah County, Idaho *
1374.	Lewiston city, Idaho *
1375.	Madison County, Idaho *
1376.	Meridian city, Idaho *

1377.	Nampa city, Idaho *
1378.	Nez Perce County, Idaho *
1379.	Pocatello city, Idaho *
1380.	Post Falls city, Idaho *
1381.	Twin Falls city, Idaho *
1382.	Twin Falls County, Idaho *
1383.	Ammon city, Idaho
1384.	Blackfoot city, Idaho
1385.	Blaine County, Idaho
1386.	Boundary County, Idaho
1387.	Burley city, Idaho
1388.	Cassia County, Idaho
1389.	Chubbuck city, Idaho
1390.	Eagle city, Idaho
1391.	Elmore County, Idaho
1392.	Franklin County, Idaho
1393.	Fremont County, Idaho
1394.	Garden City city, Idaho
1395.	Gem County, Idaho
1396.	Gooding County, Idaho
1397.	Hayden city, Idaho
1398.	Idaho County, Idaho
1399.	Jefferson County, Idaho
1400.	Jerome city, Idaho
1401.	Jerome County, Idaho
1402.	Kuna city, Idaho
1403.	Minidoka County, Idaho
1404.	Moscow city, Idaho
1405.	Mountain Home city, Idaho
1406.	Owyhee County, Idaho
1407.	Payette County, Idaho
1408.	Rexburg city, Idaho
1409.	Shoshone County, Idaho
1410.	Star city, Idaho
1411.	Teton County, Idaho
1412.	Valley County, Idaho
1413.	Washington County, Idaho
1414.	Adams County, Illinois *
1415.	Addison township, Illinois *
1416.	Addison village, Illinois *
1417.	Algonquin township, Illinois *
1418.	Algonquin village, Illinois *
1419.	Arlington Heights village, Illinois *
1420.	Aurora city, Illinois *
1421.	Aurora township, Illinois *
1422.	Avon township, Illinois *
1423.	Bartlett village, Illinois *
1424.	Batavia township, Illinois *
1425.	Belleville city, Illinois *
1426.	Berwyn city, Illinois *
1427.	Berwyn township, Illinois *
1428.	Bloom township, Illinois *

1429.	Bloomingdale township, Illinois *
1430.	Bloomington city, Illinois *
1431.	Bloomington City township, Illinois *
1432.	Bolingbrook village, Illinois *
1433.	Boone County, Illinois *
1434.	Bourbonnais township, Illinois *
1435.	Bremen township, Illinois *
1436.	Bristol township, Illinois *
1437.	Buffalo Grove village, Illinois *
1438.	Bureau County, Illinois *
1439.	Calumet City city, Illinois *
1440.	Capital township, Illinois *
1441.	Carol Stream village, Illinois *
1442.	Carpentersville village, Illinois *
1443.	Caseyville township, Illinois *
1444.	Champaign city, Illinois *
1445.	Champaign City township, Illinois *
1446.	Champaign County, Illinois *
1447.	Chicago city, Illinois *
1448.	Christian County, Illinois *
1449.	Cicero town / Cicero township, Illinois *
1450.	Clinton County, Illinois *
1451.	Coles County, Illinois *
1452.	Collinsville township, Illinois *
1453.	Cook County, Illinois *
1454.	Crystal Lake city, Illinois *
1455.	Cunningham township, Illinois *
1456.	Danville city, Illinois *
1457.	Decatur city, Illinois *
1458.	Decatur township, Illinois *
1459.	DeKalb city, Illinois *
1460.	DeKalb County, Illinois *
1461.	DeKalb township, Illinois *
1462.	Des Plaines city, Illinois *
1463.	Downers Grove township, Illinois *
1464.	Downers Grove village, Illinois *
1465.	Du Page township, Illinois *
1466.	Dundee township, Illinois *
1467.	DuPage County, Illinois *
1468.	Edwardsville township, Illinois *
1469.	Effingham County, Illinois *
1470.	Ela township, Illinois *

1471.	Elgin city, Illinois *
1472.	Elgin township, Illinois *
1473.	Elk Grove township, Illinois *
1474.	Elk Grove Village village, Illinois *
1475.	Elmhurst city, Illinois *
1476.	Evanston city, Illinois *
1477.	Frankfort township, Illinois *
1478.	Franklin County, Illinois *
1479.	Fremont township, Illinois *
1480.	Fulton County, Illinois *
1481.	Galesburg city, Illinois *
1482.	Galesburg City township, Illinois *
1483.	Glendale Heights village, Illinois *
1484.	Glenview village, Illinois *
1485.	Grafton township, Illinois *
1486.	Grundy County, Illinois *
1487.	Gurnee village, Illinois *
1488.	Hanover Park village, Illinois *
1489.	Hanover township, Illinois *
1490.	Harlem township, Illinois *
1491.	Henry County, Illinois *
1492.	Hoffman Estates village, Illinois *
1493.	Homer township, Illinois *
1494.	Jackson County, Illinois *
1495.	Jefferson County, Illinois *
1496.	Joliet city, Illinois *
1497.	Joliet township, Illinois *
1498.	Kane County, Illinois *
1499.	Kankakee County, Illinois *
1500.	Kendall County, Illinois *
1501.	Knox County, Illinois *
1502.	Lake County, Illinois *
1503.	Lake Villa township, Illinois *
1504.	LaSalle County, Illinois *
1505.	Lee County, Illinois *
1506.	Leyden township, Illinois *
1507.	Libertyville township, Illinois *
1508.	Lisle township, Illinois *
1509.	Livingston County, Illinois *
1510.	Lockport township, Illinois *
1511.	Lombard village, Illinois *
1512.	Lyons township, Illinois *
1513.	Macon County, Illinois *
1514.	Macoupin County, Illinois *
1515.	Madison County, Illinois *
1516.	Maine township, Illinois *
1517.	Marion County, Illinois *
1518.	McHenry County, Illinois *

1519.	McHenry township, Illinois *
1520.	McLean County, Illinois *
1521.	Milton township, Illinois *
1522.	Moline city, Illinois *
1523.	Monroe County, Illinois *
1524.	Moraine township, Illinois *
1525.	Morgan County, Illinois *
1526.	Mount Prospect village, Illinois *
1527.	Mundelein village, Illinois *
1528.	Naperville city, Illinois *
1529.	Naperville township, Illinois *
1530.	New Lenox township, Illinois *
1531.	New Trier township, Illinois *
1532.	Niles township, Illinois *
1533.	Normal town, Illinois *
1534.	Normal township, Illinois *
1535.	Northbrook village, Illinois *
1536.	Northfield township, Illinois *
1537.	Nunda township, Illinois *
1538.	Oak Lawn village, Illinois *
1539.	Oak Park township, Illinois *
1540.	Oak Park village, Illinois *
1541.	Ogle County, Illinois *
1542.	Orland Park village, Illinois *
1543.	Orland township, Illinois *
1544.	Oswego township, Illinois *
1545.	Oswego village, Illinois *
1546.	Palatine township, Illinois *
1547.	Palatine village, Illinois *
1548.	Palos township, Illinois *
1549.	Park Ridge city, Illinois *
1550.	Pekin city, Illinois *
1551.	Peoria city, Illinois *
1552.	Peoria City township, Illinois *
1553.	Peoria County, Illinois *
1554.	Plainfield township, Illinois *
1555.	Plainfield village, Illinois *
1556.	Proviso township, Illinois *
1557.	Quincy city, Illinois *
1558.	Quincy township, Illinois *
1559.	Randolph County, Illinois *
1560.	Rich township, Illinois *
1561.	Rock Island city, Illinois *
1562.	Rock Island County, Illinois *
1563.	Rockford city, Illinois *
1564.	Rockford township, Illinois *
1565.	Romeoville village, Illinois *
1566.	Sangamon County, Illinois *
1567.	Schaumburg township, Illinois *
1568.	Schaumburg village, Illinois *

1569.	Shields township, Illinois *
1570.	Skokie village, Illinois *
1571.	South Moline township, Illinois *
1572.	Springfield city, Illinois *
1573.	St. Charles city, Illinois *
1574.	St. Charles township, Illinois *
1575.	St. Clair County, Illinois *
1576.	St. Clair township, Illinois *
1577.	Stephenson County, Illinois *
1578.	Stickney township, Illinois *
1579.	Streamwood village, Illinois *
1580.	Tazewell County, Illinois *
1581.	Thornton township, Illinois *
1582.	Tinley Park village, Illinois *
1583.	Troy township, Illinois *
1584.	Urbana city, Illinois *
1585.	Vermilion County, Illinois *
1586.	Vernon township, Illinois *
1587.	Warren township, Illinois *
1588.	Waukegan city, Illinois *
1589.	Waukegan township, Illinois *
1590.	Wayne township, Illinois *
1591.	West Deerfield township, Illinois *
1592.	Wheatland township, Illinois *
1593.	Wheaton city, Illinois *
1594.	Wheeling township, Illinois *
1595.	Wheeling village, Illinois *
1596.	Whiteside County, Illinois *
1597.	Will County, Illinois *
1598.	Williamson County, Illinois *
1599.	Winfield township, Illinois *
1600.	Winnebago County, Illinois *
1601.	Wood River township, Illinois *
1602.	Woodford County, Illinois *
1603.	Woodridge village, Illinois *
1604.	Worth township, Illinois *
1605.	York township, Illinois *
1606.	Alsip village, Illinois
1607.	Alton city, Illinois
1608.	Alton township, Illinois
1609.	Antioch township, Illinois
1610.	Antioch village, Illinois
1611.	Aux Sable township, Illinois
1612.	Barrington township, Illinois
1613.	Barrington village, Illinois
1614.	Batavia city, Illinois
1615.	Beach Park village, Illinois
1616.	Bellwood village, Illinois
1617.	Belvidere city, Illinois
1618.	Belvidere township, Illinois
1619.	Bensenville village, Illinois

1620.	Benton township, Illinois
1621.	Blackberry township, Illinois
1622.	Bloomingdale village, Illinois
1623.	Blue Island city, Illinois
1624.	Bond County, Illinois
1625.	Bourbonnais village, Illinois
1626.	Bradley village, Illinois
1627.	Bridgeview village, Illinois
1628.	Brookfield village, Illinois
1629.	Bruce township, Illinois
1630.	Burbank city, Illinois
1631.	Burr Ridge village, Illinois
1632.	Cahokia village, Illinois
1633.	Calumet township, Illinois
1634.	Campton Hills village, Illinois
1635.	Campton township, Illinois
1636.	Canton city, Illinois
1637.	Canton township, Illinois
1638.	Carbondale city, Illinois
1639.	Carbondale township, Illinois
1640.	Carroll County, Illinois
1641.	Cary village, Illinois
1642.	Cass County, Illinois
1643.	Centralia city, Illinois
1644.	Centralia township, Illinois
1645.	Centreville township, Illinois
1646.	Champaign township, Illinois
1647.	Channahon township, Illinois
1648.	Channahon village, Illinois
1649.	Charleston city, Illinois
1650.	Charleston township, Illinois
1651.	Chatham village, Illinois
1652.	Cherry Valley township, Illinois
1653.	Chicago Heights city, Illinois
1654.	Chicago Ridge village, Illinois
1655.	Clark County, Illinois
1656.	Clay County, Illinois
1657.	Collinsville city, Illinois
1658.	Coloma township, Illinois
1659.	Columbia city, Illinois
1660.	Cortland township, Illinois
1661.	Country Club Hills city, Illinois
1662.	Crawford County, Illinois
1663.	Crest Hill city, Illinois
1664.	Crestwood village, Illinois
1665.	Crete township, Illinois
1666.	Cuba township, Illinois
1667.	Cumberland County, Illinois
1668.	Danville township, Illinois
1669.	Darien city, Illinois
1670.	De Witt County, Illinois
1671.	Deerfield village, Illinois

1672.	Dixon city, Illinois
1673.	Dixon township, Illinois
1674.	Dolton village, Illinois
1675.	Dorr township, Illinois
1676.	Douglas County, Illinois
1677.	Douglas township, Illinois
1678.	East Moline city, Illinois
1679.	East Peoria city, Illinois
1680.	East St. Louis city, Illinois
1681.	East St. Louis township, Illinois
1682.	Edgar County, Illinois
1683.	Edwardsville city, Illinois
1684.	Effingham city, Illinois
1685.	Elmwood Park village, Illinois
1686.	Evergreen Park village, Illinois
1687.	Fairview Heights city, Illinois
1688.	Fayette County, Illinois
1689.	Flagg township, Illinois
1690.	Fondulac township, Illinois
1691.	Ford County, Illinois
1692.	Forest Park village, Illinois
1693.	Fox Lake village, Illinois
1694.	Frankfort village, Illinois
1695.	Franklin Park village, Illinois
1696.	Freeport city, Illinois
1697.	Freeport township, Illinois
1698.	Geneva city, Illinois
1699.	Geneva township, Illinois
1700.	Glen Carbon village, Illinois
1701.	Glen Ellyn village, Illinois
1702.	Godfrey township, Illinois
1703.	Godfrey village, Illinois
1704.	Granite City city, Illinois
1705.	Granite City township, Illinois
1706.	Grant township, Illinois
1707.	Grayslake village, Illinois
1708.	Greene County, Illinois
1709.	Greenwood township, Illinois
1710.	Groveland township, Illinois
1711.	Hampton township, Illinois
1712.	Hancock County, Illinois
1713.	Harrisburg township, Illinois
1714.	Harvey city, Illinois
1715.	Hazel Crest village, Illinois
1716.	Herrin city, Illinois
1717.	Hickory Hills city, Illinois
1718.	Hickory Point township, Illinois
1719.	Highland Park city, Illinois
1720.	Hinsdale village, Illinois
1721.	Homer Glen village, Illinois
1722.	Homewood village, Illinois

1723.	Huntley village, Illinois
1724.	Iroquois County, Illinois
1725.	Jacksonville city, Illinois
1726.	Jarvis township, Illinois
1727.	Jersey County, Illinois
1728.	Jo Daviess County, Illinois
1729.	Johnson County, Illinois
1730.	Justice village, Illinois
1731.	Kankakee city, Illinois
1732.	Kankakee township, Illinois
1733.	Kewanee city, Illinois
1734.	La Grange Park village, Illinois
1735.	La Grange village, Illinois
1736.	Lake Forest city, Illinois
1737.	Lake in the Hills village, Illinois
1738.	Lake Zurich village, Illinois
1739.	Lansing village, Illinois
1740.	LaSalle township, Illinois
1741.	Lawrence County, Illinois
1742.	Lemont township, Illinois
1743.	Lemont village, Illinois
1744.	Libertyville village, Illinois
1745.	Limestone township, Illinois
1746.	Lincoln city, Illinois
1747.	Lincolnwood village, Illinois
1748.	Lindenhurst village, Illinois
1749.	Lisle village, Illinois
1750.	Little Rock township, Illinois
1751.	Lockport city, Illinois
1752.	Logan County, Illinois
1753.	Long Creek township, Illinois
1754.	Loves Park city, Illinois
1755.	Lyons village, Illinois
1756.	Machesney Park village, Illinois
1757.	Macomb city, Illinois
1758.	Macomb City township, Illinois
1759.	Mahomet township, Illinois
1760.	Manhattan township, Illinois
1761.	Manteno township, Illinois
1762.	Marion city, Illinois
1763.	Markham city, Illinois
1764.	Marshall County, Illinois
1765.	Mason County, Illinois
1766.	Massac County, Illinois
1767.	Matteson village, Illinois
1768.	Mattoon city, Illinois
1769.	Mattoon township, Illinois
1770.	Maywood village, Illinois
1771.	McDonough County, Illinois
1772.	McHenry city, Illinois

1773.	Medina township, Illinois
1774.	Melrose Park village, Illinois
1775.	Menard County, Illinois
1776.	Mercer County, Illinois
1777.	Midlothian village, Illinois
1778.	Minooka village, Illinois
1779.	Mokena village, Illinois
1780.	Moline township, Illinois
1781.	Monee township, Illinois
1782.	Montgomery County, Illinois
1783.	Montgomery village, Illinois
1784.	Morris city, Illinois
1785.	Morton Grove village, Illinois
1786.	Morton township, Illinois
1787.	Morton village, Illinois
1788.	Moultrie County, Illinois
1789.	Mount Vernon city, Illinois
1790.	Mount Vernon township, Illinois
1791.	Nameoki township, Illinois
1792.	New Lenox village, Illinois
1793.	Newell township, Illinois
1794.	Niles village, Illinois
1795.	Norridge village, Illinois
1796.	North Aurora village, Illinois
1797.	North Chicago city, Illinois
1798.	Northlake city, Illinois
1799.	Norwood Park township, Illinois
1800.	O’Fallon city, Illinois
1801.	O’Fallon township, Illinois
1802.	Oak Forest city, Illinois
1803.	Ottawa city, Illinois
1804.	Ottawa township, Illinois
1805.	Palos Heights city, Illinois
1806.	Palos Hills city, Illinois
1807.	Park Forest village, Illinois
1808.	Pekin township, Illinois
1809.	Perry County, Illinois
1810.	Peru township, Illinois
1811.	Piatt County, Illinois
1812.	Pike County, Illinois
1813.	Plano city, Illinois
1814.	Pontiac city, Illinois
1815.	Pontiac township, Illinois
1816.	Prospect Heights city, Illinois
1817.	Rantoul township, Illinois
1818.	Rantoul village, Illinois
1819.	Richland County, Illinois
1820.	Richton Park village, Illinois
1821.	River Forest township, Illinois
1822.	River Forest village, Illinois
1823.	Riverdale village, Illinois
1824.	Riverside township, Illinois

1825.	Rock Island township, Illinois
1826.	Rockton township, Illinois
1827.	Rolling Meadows city, Illinois
1828.	Roscoe township, Illinois
1829.	Roscoe village, Illinois
1830.	Roselle village, Illinois
1831.	Round Lake Beach village, Illinois
1832.	Round Lake village, Illinois
1833.	Rutland township, Illinois
1834.	Saline County, Illinois
1835.	Sauk Village village, Illinois
1836.	Schiller Park village, Illinois
1837.	Shelby County, Illinois
1838.	Shiloh Valley township, Illinois
1839.	Shiloh village, Illinois
1840.	Shorewood village, Illinois
1841.	South Elgin village, Illinois
1842.	South Holland village, Illinois
1843.	South Rock Island township, Illinois
1844.	Sterling city, Illinois
1845.	Sterling township, Illinois
1846.	Streator city, Illinois
1847.	Sugar Grove township, Illinois
1848.	Summit village, Illinois
1849.	Swansea village, Illinois
1850.	Sycamore city, Illinois
1851.	Sycamore township, Illinois
1852.	Taylorville city, Illinois
1853.	Taylorville township, Illinois
1854.	Troy city, Illinois
1855.	Union County, Illinois
1856.	Vernon Hills village, Illinois
1857.	Villa Park village, Illinois
1858.	Wabash County, Illinois
1859.	Warren County, Illinois
1860.	Warrenville city, Illinois
1861.	Washington city, Illinois
1862.	Washington County, Illinois
1863.	Washington township, Illinois
1864.	Waterloo city, Illinois
1865.	Wauconda township, Illinois
1866.	Wauconda village, Illinois
1867.	Wayne County, Illinois
1868.	West Chicago city, Illinois
1869.	Westchester village, Illinois
1870.	Western Springs village, Illinois
1871.	Westmont village, Illinois
1872.	White County, Illinois
1873.	Wilmette village, Illinois
1874.	Winnetka village, Illinois

1875.	Wood Dale city, Illinois
1876.	Wood River city, Illinois
1877.	Woodside township, Illinois
1878.	Woodstock city, Illinois
1879.	Worth village, Illinois
1880.	Yorkville city, Illinois
1881.	Zion city, Illinois
1882.	Zion township, Illinois
1883.	Aboite township, Indiana *
1884.	Adams County, Indiana *
1885.	Adams township, Indiana *
1886.	Allen County, Indiana *
1887.	Anderson city, Indiana *
1888.	Anderson township, Indiana *
1889.	Bartholomew County, Indiana *
1890.	Bloomington city, Indiana *
1891.	Bloomington township, Indiana *
1892.	Boone County, Indiana *
1893.	Calumet township, Indiana *
1894.	Carmel city, Indiana *
1895.	Cass County, Indiana *
1896.	Center township, Indiana *
1897.	Center township, Indiana *
1898.	Center township, Indiana *
1899.	Center township, Indiana *
1900.	Center township, Indiana *
1901.	Center township, Indiana *
1902.	Clark County, Indiana *
1903.	Clay township, Indiana *
1904.	Clay township, Indiana *
1905.	Clinton County, Indiana *
1906.	Columbus city, Indiana *
1907.	Columbus township, Indiana *
1908.	Concord township, Indiana *
1909.	Crown Point city, Indiana *
1910.	Daviess County, Indiana *
1911.	Dearborn County, Indiana *
1912.	Decatur township, Indiana *
1913.	DeKalb County, Indiana *
1914.	Delaware County, Indiana *
1915.	Delaware township, Indiana *
1916.	Dubois County, Indiana *
1917.	Elkhart city, Indiana *
1918.	Elkhart County, Indiana *
1919.	Elkhart township, Indiana *
1920.	Evansville city, Indiana *
1921.	Fairfield township, Indiana *
1922.	Fall Creek township, Indiana *
1923.	Fishers city, Indiana *
1924.	Floyd County, Indiana *

1925.	Fort Wayne city, Indiana *
1926.	Franklin township, Indiana *
1927.	Gary city, Indiana *
1928.	Gibson County, Indiana *
1929.	Goshen city, Indiana *
1930.	Grant County, Indiana *
1931.	Greene County, Indiana *
1932.	Greenwood city, Indiana *
1933.	Guilford township, Indiana *
1934.	Hamilton County, Indiana *
1935.	Hammond city, Indiana *
1936.	Hancock County, Indiana *
1937.	Harrison County, Indiana *
1938.	Harrison township, Indiana *
1939.	Hendricks County, Indiana *
1940.	Henry County, Indiana *
1941.	Hobart township, Indiana *
1942.	Howard County, Indiana *
1943.	Huntington County, Indiana *
1944.	Jackson County, Indiana *
1945.	Jasper County, Indiana *
1946.	Jefferson County, Indiana *
1947.	Jeffersonville city, Indiana *
1948.	Jeffersonville township, Indiana *
1949.	Johnson County, Indiana *
1950.	Knight township, Indiana *
1951.	Knox County, Indiana *
1952.	Kokomo city, Indiana *
1953.	Kosciusko County, Indiana *
1954.	Lafayette city, Indiana *
1955.	LaGrange County, Indiana *
1956.	Lake County, Indiana *
1957.	LaPorte County, Indiana *
1958.	Lawrence city, Indiana *
1959.	Lawrence County, Indiana *
1960.	Lawrence township, Indiana *
1961.	Lincoln township, Indiana *
1962.	Madison County, Indiana *
1963.	Marion County / Indianapolis city, Indiana *
1964.	Marshall County, Indiana *
1965.	Merrillville town, Indiana *
1966.	Miami County, Indiana *
1967.	Michigan City city, Indiana *
1968.	Mishawaka city, Indiana *
1969.	Monroe County, Indiana *
1970.	Montgomery County, Indiana *
1971.	Morgan County, Indiana *
1972.	Muncie city, Indiana *
1973.	New Albany city, Indiana *

1974.	New Albany township, Indiana *
1975.	Noble County, Indiana *
1976.	Noblesville city, Indiana *
1977.	Noblesville township, Indiana *
1978.	North township, Indiana *
1979.	Ohio township, Indiana *
1980.	Penn township, Indiana *
1981.	Perry township, Indiana *
1982.	Perry township, Indiana *
1983.	Perry township, Indiana *
1984.	Pike township, Indiana *
1985.	Plainfield town, Indiana *
1986.	Pleasant township, Indiana *
1987.	Portage city, Indiana *
1988.	Portage township, Indiana *
1989.	Portage township, Indiana *
1990.	Porter County, Indiana *
1991.	Putnam County, Indiana *
1992.	Richmond city, Indiana *
1993.	Ross township, Indiana *
1994.	Shelby County, Indiana *
1995.	South Bend city, Indiana *
1996.	St. John township, Indiana *
1997.	St. Joseph County, Indiana *
1998.	St. Joseph township, Indiana *
1999.	Steuben County, Indiana *
2000.	Terre Haute city, Indiana *
2001.	Tippecanoe County, Indiana *
2002.	Valparaiso city, Indiana *
2003.	Vanderburgh County, Indiana *
2004.	Vigo County, Indiana *
2005.	Wabash County, Indiana *
2006.	Wabash township, Indiana *
2007.	Warren township, Indiana *
2008.	Warrick County, Indiana *
2009.	Washington township, Indiana *
2010.	Washington township, Indiana *
2011.	Washington township, Indiana *
2012.	Washington township, Indiana *
2013.	Wayne County, Indiana *
2014.	Wayne township, Indiana *
2015.	Wayne township, Indiana *
2016.	Wayne township, Indiana *
2017.	Wea township, Indiana *
2018.	West Lafayette city, Indiana *
2019.	Westfield city, Indiana *
2020.	White River township, Indiana *
2021.	Whitley County, Indiana *
2022.	Addison township, Indiana
2023.	Auburn city, Indiana

2024.	Avon town, Indiana
2025.	Bainbridge township, Indiana
2026.	Baugo township, Indiana
2027.	Bedford city, Indiana
2028.	Beech Grove city, Indiana
2029.	Blackford County, Indiana
2030.	Bluffton city, Indiana
2031.	Boon township, Indiana
2032.	Brown County, Indiana
2033.	Brown township, Indiana
2034.	Brown township, Indiana
2035.	Brownsburg town, Indiana
2036.	Carroll County, Indiana
2037.	Cedar Creek township, Indiana
2038.	Cedar Creek township, Indiana
2039.	Cedar Lake town, Indiana
2040.	Center township, Indiana
2041.	Center township, Indiana
2042.	Center township, Indiana
2043.	Center township, Indiana
2044.	Center township, Indiana
2045.	Center township, Indiana
2046.	Center township, Indiana
2047.	Centre township, Indiana
2048.	Charlestown township, Indiana
2049.	Chesterton town, Indiana
2050.	Clarksville town, Indiana
2051.	Clay County, Indiana
2052.	Cleveland township, Indiana
2053.	Columbia township, Indiana
2054.	Connersville city, Indiana
2055.	Connersville township, Indiana
2056.	Coolspring township, Indiana
2057.	Crawford County, Indiana
2058.	Crawfordsville city, Indiana
2059.	Danville town, Indiana
2060.	Decatur County, Indiana
2061.	Dyer town, Indiana
2062.	East Chicago city, Indiana
2063.	Eel township, Indiana
2064.	Fall Creek township, Indiana
2065.	Fayette County, Indiana
2066.	Fountain County, Indiana
2067.	Frankfort city, Indiana
2068.	Franklin city, Indiana
2069.	Franklin County, Indiana
2070.	Franklin township, Indiana
2071.	Fulton County, Indiana
2072.	Georgetown township, Indiana
2073.	Greencastle city, Indiana
2074.	Greencastle township, Indiana
2075.	Greenfield city, Indiana
2076.	Greensburg city, Indiana
2077.	Griffith town, Indiana

2078.	Hanover township, Indiana
2079.	Harris township, Indiana
2080.	Harrison township, Indiana
2081.	Henry township, Indiana
2082.	Highland town, Indiana
2083.	Hobart city, Indiana
2084.	Honey Creek township, Indiana
2085.	Huntington city, Indiana
2086.	Huntington township, Indiana
2087.	Jackson township, Indiana
2088.	Jackson township, Indiana
2089.	Jasper city, Indiana
2090.	Jay County, Indiana
2091.	Jefferson township, Indiana
2092.	Jennings County, Indiana
2093.	Keener township, Indiana
2094.	La Porte city, Indiana
2095.	Lake Station city, Indiana
2096.	Lawrenceburg township, Indiana
2097.	Lebanon city, Indiana
2098.	Logansport city, Indiana
2099.	Lost Creek township, Indiana
2100.	Madison city, Indiana
2101.	Madison township, Indiana
2102.	Marion city, Indiana
2103.	Martin County, Indiana
2104.	Martinsville city, Indiana
2105.	Michigan township, Indiana
2106.	Mill township, Indiana
2107.	Munster town, Indiana
2108.	New Castle city, Indiana
2109.	New Haven city, Indiana
2110.	Newton County, Indiana
2111.	Noble township, Indiana
2112.	Orange County, Indiana
2113.	Osolo township, Indiana
2114.	Owen County, Indiana
2115.	Parke County, Indiana
2116.	Patoka township, Indiana
2117.	Perry County, Indiana
2118.	Perry township, Indiana
2119.	Peru city, Indiana
2120.	Peru township, Indiana
2121.	Pigeon township, Indiana
2122.	Pike County, Indiana
2123.	Pipe Creek township, Indiana
2124.	Pleasant township, Indiana
2125.	Posey County, Indiana
2126.	Pulaski County, Indiana
2127.	Randolph County, Indiana
2128.	Richland township, Indiana
2129.	Ripley County, Indiana
2130.	Rush County, Indiana

2131.	Schererville town, Indiana
2132.	Scott County, Indiana
2133.	Seymour city, Indiana
2134.	Shawswick township, Indiana
2135.	Shelbyville city, Indiana
2136.	Silver Creek township, Indiana
2137.	Speedway town, Indiana
2138.	Spencer County, Indiana
2139.	St. John town, Indiana
2140.	Starke County, Indiana
2141.	Sugar Creek township, Indiana
2142.	Sullivan County, Indiana
2143.	Switzerland County, Indiana
2144.	Tipton County, Indiana
2145.	Troy township, Indiana
2146.	Union township, Indiana
2147.	Union township, Indiana
2148.	Van Buren township, Indiana
2149.	Vermillion County, Indiana
2150.	Vernon township, Indiana
2151.	Vincennes city, Indiana
2152.	Vincennes township, Indiana
2153.	Warsaw city, Indiana
2154.	Washington city, Indiana
2155.	Washington County, Indiana
2156.	Washington township, Indiana
2157.	Washington township, Indiana
2158.	Washington township, Indiana
2159.	Washington township, Indiana
2160.	Wayne township, Indiana
2161.	Wayne township, Indiana
2162.	Wells County, Indiana
2163.	Westchester township, Indiana
2164.	White County, Indiana
2165.	Winfield township, Indiana
2166.	Yorktown town, Indiana
2167.	Zionsville town, Indiana
2168.	Ames city, Iowa *
2169.	Ankeny city, Iowa *
2170.	Bettendorf city, Iowa *
2171.	Black Hawk County, Iowa *
2172.	Cedar Falls city, Iowa *
2173.	Cedar Rapids city, Iowa *
2174.	Cerro Gordo County, Iowa *
2175.	Clinton County, Iowa *
2176.	Council Bluffs city, Iowa *
2177.	Dallas County, Iowa *
2178.	Davenport city, Iowa *
2179.	Des Moines city, Iowa *
2180.	Des Moines County, Iowa *
2181.	Dubuque city, Iowa *
2182.	Dubuque County, Iowa *

2183.	Iowa City city, Iowa *
2184.	Jasper County, Iowa *
2185.	Johnson County, Iowa *
2186.	Lee County, Iowa *
2187.	Linn County, Iowa *
2188.	Marion city, Iowa *
2189.	Marion County, Iowa *
2190.	Marshall County, Iowa *
2191.	Muscatine County, Iowa *
2192.	Polk County, Iowa *
2193.	Pottawattamie County, Iowa *
2194.	Scott County, Iowa *
2195.	Sioux City city, Iowa *
2196.	Sioux County, Iowa *
2197.	Story County, Iowa *
2198.	Urbandale city, Iowa *
2199.	Wapello County, Iowa *
2200.	Warren County, Iowa *
2201.	Waterloo city, Iowa *
2202.	Webster County, Iowa *
2203.	West Des Moines city, Iowa *
2204.	Woodbury County, Iowa *
2205.	Allamakee County, Iowa
2206.	Altoona city, Iowa
2207.	Appanoose County, Iowa
2208.	Benton County, Iowa
2209.	Boone city, Iowa
2210.	Boone County, Iowa
2211.	Bremer County, Iowa
2212.	Buchanan County, Iowa
2213.	Buena Vista County, Iowa
2214.	Burlington city, Iowa
2215.	Butler County, Iowa
2216.	Carroll County, Iowa
2217.	Cass County, Iowa
2218.	Cedar County, Iowa
2219.	Cherokee County, Iowa
2220.	Chickasaw County, Iowa
2221.	Clay County, Iowa
2222.	Clayton County, Iowa
2223.	Clinton city, Iowa
2224.	Clive city, Iowa
2225.	Coralville city, Iowa
2226.	Crawford County, Iowa
2227.	Delaware County, Iowa
2228.	Dickinson County, Iowa
2229.	Fairfield city, Iowa
2230.	Fayette County, Iowa
2231.	Floyd County, Iowa
2232.	Fort Dodge city, Iowa
2233.	Fort Madison city, Iowa
2234.	Franklin County, Iowa
2235.	Grimes city, Iowa
2236.	Grundy County, Iowa

2237.	Guthrie County, Iowa
2238.	Hamilton County, Iowa
2239.	Hancock County, Iowa
2240.	Hardin County, Iowa
2241.	Harrison County, Iowa
2242.	Henry County, Iowa
2243.	Indianola city, Iowa
2244.	Iowa County, Iowa
2245.	Jackson County, Iowa
2246.	Jefferson County, Iowa
2247.	Johnston city, Iowa
2248.	Jones County, Iowa
2249.	Keokuk city, Iowa
2250.	Keokuk County, Iowa
2251.	Kossuth County, Iowa
2252.	Le Mars city, Iowa
2253.	Louisa County, Iowa
2254.	Lyon County, Iowa
2255.	Madison County, Iowa
2256.	Mahaska County, Iowa
2257.	Marshalltown city, Iowa
2258.	Mason City city, Iowa
2259.	Mills County, Iowa
2260.	Mitchell County, Iowa
2261.	Muscatine city, Iowa
2262.	Newton city, Iowa
2263.	North Liberty city, Iowa
2264.	Norwalk city, Iowa
2265.	O’Brien County, Iowa
2266.	Oskaloosa city, Iowa
2267.	Ottumwa city, Iowa
2268.	Page County, Iowa
2269.	Pella city, Iowa
2270.	Pleasant Hill city, Iowa
2271.	Plymouth County, Iowa
2272.	Poweshiek County, Iowa
2273.	Shelby County, Iowa
2274.	Spencer city, Iowa
2275.	Storm Lake city, Iowa
2276.	Tama County, Iowa
2277.	Union County, Iowa
2278.	Washington County, Iowa
2279.	Waukee city, Iowa
2280.	Waverly city, Iowa
2281.	Winnebago County, Iowa
2282.	Winneshiek County, Iowa
2283.	Wright County, Iowa
2284.	Butler County, Kansas *
2285.	Cowley County, Kansas *
2286.	Crawford County, Kansas *
2287.	Douglas County, Kansas *
2288.	Finney County, Kansas *
2289.	Ford County, Kansas *
2290.	Geary County, Kansas *

2291.	Harvey County, Kansas *
2292.	Hutchinson city, Kansas *
2293.	Johnson County, Kansas *
2294.	Kansas City city, Kansas *
2295.	Lawrence city, Kansas *
2296.	Leavenworth city, Kansas *
2297.	Leavenworth County, Kansas *
2298.	Leawood city, Kansas *
2299.	Lenexa city, Kansas *
2300.	Lyon County, Kansas *
2301.	Manhattan city, Kansas *
2302.	Miami County, Kansas *
2303.	Montgomery County, Kansas *
2304.	Olathe city, Kansas *
2305.	Overland Park city, Kansas *
2306.	Reno County, Kansas *
2307.	Riley County, Kansas *
2308.	Salina city, Kansas *
2309.	Saline County, Kansas *
2310.	Sedgwick County, Kansas *
2311.	Shawnee city, Kansas *
2312.	Shawnee County, Kansas *
2313.	Topeka city, Kansas *
2314.	Wichita city, Kansas *
2315.	Allen County, Kansas
2316.	Andover city, Kansas
2317.	Arkansas City city, Kansas
2318.	Atchison city, Kansas
2319.	Atchison County, Kansas
2320.	Barton County, Kansas
2321.	Bourbon County, Kansas
2322.	Bruno township, Kansas
2323.	Cherokee County, Kansas
2324.	Derby city, Kansas
2325.	Dickinson County, Kansas
2326.	Dodge City city, Kansas
2327.	El Dorado city, Kansas
2328.	Ellis County, Kansas
2329.	Emporia city, Kansas
2330.	Fairmount township, Kansas
2331.	Franklin County, Kansas
2332.	Garden City city, Kansas
2333.	Gardner city, Kansas
2334.	Great Bend city, Kansas
2335.	Hays city, Kansas
2336.	Haysville city, Kansas
2337.	Jackson County, Kansas
2338.	Jefferson County, Kansas
2339.	Junction City city, Kansas
2340.	Labette County, Kansas
2341.	Lansing city, Kansas
2342.	Liberal city, Kansas

2343.	Madison township, Kansas
2344.	Marion County, Kansas
2345.	McPherson city, Kansas
2346.	McPherson County, Kansas
2347.	Merriam city, Kansas
2348.	Nemaha County, Kansas
2349.	Neosho County, Kansas
2350.	Newton city, Kansas
2351.	Osage County, Kansas
2352.	Ottawa city, Kansas
2353.	Pittsburg city, Kansas
2354.	Pottawatomie County, Kansas
2355.	Prairie Village city, Kansas
2356.	Riverside township, Kansas
2357.	Rockford township, Kansas
2358.	Seward County, Kansas
2359.	Soldier township, Kansas
2360.	Sumner County, Kansas
2361.	Winfield city, Kansas
2362.	Barren County, Kentucky *
2363.	Boone County, Kentucky *
2364.	Bowling Green city, Kentucky *
2365.	Boyd County, Kentucky *
2366.	Boyle County, Kentucky *
2367.	Bullitt County, Kentucky *
2368.	Calloway County, Kentucky *
2369.	Campbell County, Kentucky *
2370.	Christian County, Kentucky *
2371.	Clark County, Kentucky *
2372.	Covington city, Kentucky *
2373.	Daviess County, Kentucky *
2374.	Elizabethtown city, Kentucky *
2375.	Florence city, Kentucky *
2376.	Floyd County, Kentucky *
2377.	Franklin County, Kentucky *
2378.	Georgetown city, Kentucky *
2379.	Graves County, Kentucky *
2380.	Greenup County, Kentucky *
2381.	Hardin County, Kentucky *
2382.	Henderson County, Kentucky *
2383.	Hopkins County, Kentucky *
2384.	Hopkinsville city, Kentucky *
2385.	Jessamine County, Kentucky *
2386.	Kenton County, Kentucky *
2387.	Knox County, Kentucky *
2388.	Laurel County, Kentucky *
2389.	Lexington-Fayette urban county, Kentucky *
2390.	Louisville/Jefferson County metro government, Kentucky *
2391.	Madison County, Kentucky *
2392.	Marshall County, Kentucky *

2393.	McCracken County, Kentucky *
2394.	Muhlenberg County, Kentucky *
2395.	Nelson County, Kentucky *
2396.	Nicholasville city, Kentucky *
2397.	Oldham County, Kentucky *
2398.	Owensboro city, Kentucky *
2399.	Pike County, Kentucky *
2400.	Pulaski County, Kentucky *
2401.	Richmond city, Kentucky *
2402.	Scott County, Kentucky *
2403.	Shelby County, Kentucky *
2404.	Warren County, Kentucky *
2405.	Whitley County, Kentucky *
2406.	Adair County, Kentucky
2407.	Allen County, Kentucky
2408.	Anderson County, Kentucky
2409.	Ashland city, Kentucky
2410.	Bardstown city, Kentucky
2411.	Bath County, Kentucky
2412.	Bell County, Kentucky
2413.	Berea city, Kentucky
2414.	Bourbon County, Kentucky
2415.	Breathitt County, Kentucky
2416.	Breckinridge County, Kentucky
2417.	Butler County, Kentucky
2418.	Caldwell County, Kentucky
2419.	Campbellsville city, Kentucky
2420.	Carroll County, Kentucky
2421.	Carter County, Kentucky
2422.	Casey County, Kentucky
2423.	Clay County, Kentucky
2424.	Clinton County, Kentucky
2425.	Danville city, Kentucky
2426.	Edmonson County, Kentucky
2427.	Erlanger city, Kentucky
2428.	Estill County, Kentucky
2429.	Fleming County, Kentucky
2430.	Fort Thomas city, Kentucky
2431.	Frankfort city, Kentucky
2432.	Garrard County, Kentucky
2433.	Glasgow city, Kentucky
2434.	Grant County, Kentucky
2435.	Grayson County, Kentucky
2436.	Green County, Kentucky
2437.	Harlan County, Kentucky
2438.	Harrison County, Kentucky
2439.	Hart County, Kentucky
2440.	Henderson city, Kentucky
2441.	Henry County, Kentucky
2442.	Independence city, Kentucky
2443.	Jackson County, Kentucky

2444.	Jeffersontown city, Kentucky
2445.	Johnson County, Kentucky
2446.	Knott County, Kentucky
2447.	Larue County, Kentucky
2448.	Lawrence County, Kentucky
2449.	Lawrenceburg city, Kentucky
2450.	Letcher County, Kentucky
2451.	Lewis County, Kentucky
2452.	Lincoln County, Kentucky
2453.	Logan County, Kentucky
2454.	Lyndon city, Kentucky
2455.	Madisonville city, Kentucky
2456.	Magoffin County, Kentucky
2457.	Marion County, Kentucky
2458.	Martin County, Kentucky
2459.	Mason County, Kentucky
2460.	McCreary County, Kentucky
2461.	Meade County, Kentucky
2462.	Mercer County, Kentucky
2463.	Metcalfe County, Kentucky
2464.	Monroe County, Kentucky
2465.	Montgomery County, Kentucky
2466.	Morgan County, Kentucky
2467.	Mount Washington city, Kentucky
2468.	Murray city, Kentucky
2469.	Newport city, Kentucky
2470.	Ohio County, Kentucky
2471.	Owen County, Kentucky
2472.	Paducah city, Kentucky
2473.	Pendleton County, Kentucky
2474.	Perry County, Kentucky
2475.	Powell County, Kentucky
2476.	Radcliff city, Kentucky
2477.	Rockcastle County, Kentucky
2478.	Rowan County, Kentucky
2479.	Russell County, Kentucky
2480.	Shelbyville city, Kentucky
2481.	Shepherdsville city, Kentucky
2482.	Shively city, Kentucky
2483.	Simpson County, Kentucky
2484.	Somerset city, Kentucky
2485.	Spencer County, Kentucky
2486.	St. Matthews city, Kentucky
2487.	Taylor County, Kentucky
2488.	Todd County, Kentucky
2489.	Trigg County, Kentucky
2490.	Union County, Kentucky
2491.	Washington County, Kentucky
2492.	Wayne County, Kentucky
2493.	Webster County, Kentucky

2494.	Winchester city, Kentucky
2495.	Woodford County, Kentucky
2496.	Acadia Parish, Louisiana *
2497.	Alexandria city, Louisiana *
2498.	Ascension Parish, Louisiana *
2499.	Avoyelles Parish, Louisiana *
2500.	Baton Rouge city, Louisiana *
2501.	Beauregard Parish, Louisiana *
2502.	Bossier City city, Louisiana *
2503.	Bossier Parish, Louisiana *
2504.	Caddo Parish, Louisiana *
2505.	Calcasieu Parish, Louisiana *
2506.	East Baton Rouge Parish, Louisiana *
2507.	Evangeline Parish, Louisiana *
2508.	Iberia Parish, Louisiana *
2509.	Iberville Parish, Louisiana *
2510.	Jefferson Davis Parish, Louisiana *
2511.	Jefferson Parish, Louisiana *
2512.	Kenner city, Louisiana *
2513.	Lafayette city, Louisiana *
2514.	Lafayette Parish, Louisiana *
2515.	Lafourche Parish, Louisiana *
2516.	Lake Charles city, Louisiana *
2517.	Lincoln Parish, Louisiana *
2518.	Livingston Parish, Louisiana *
2519.	Monroe city, Louisiana *
2520.	Natchitoches Parish, Louisiana *
2521.	New Orleans city / Orleans Parish, Louisiana *
2522.	Ouachita Parish, Louisiana *
2523.	Rapides Parish, Louisiana *
2524.	Shreveport city, Louisiana *
2525.	St. Bernard Parish, Louisiana *
2526.	St. Charles Parish, Louisiana *
2527.	St. John the Baptist Parish, Louisiana *
2528.	St. Landry Parish, Louisiana *
2529.	St. Martin Parish, Louisiana *
2530.	St. Mary Parish, Louisiana *
2531.	St. Tammany Parish, Louisiana *
2532.	Tangipahoa Parish, Louisiana *
2533.	Terrebonne Parish, Louisiana *
2534.	Vermilion Parish, Louisiana *
2535.	Vernon Parish, Louisiana *
2536.	Washington Parish, Louisiana *

2537.	Webster Parish, Louisiana *
2538.	Abbeville city, Louisiana
2539.	Allen Parish, Louisiana
2540.	Assumption Parish, Louisiana
2541.	Baker city, Louisiana
2542.	Bastrop city, Louisiana
2543.	Bienville Parish, Louisiana
2544.	Bogalusa city, Louisiana
2545.	Broussard city, Louisiana
2546.	Central city, Louisiana
2547.	Claiborne Parish, Louisiana
2548.	Concordia Parish, Louisiana
2549.	Covington city, Louisiana
2550.	Crowley city, Louisiana
2551.	De Soto Parish, Louisiana
2552.	DeRidder city, Louisiana
2553.	East Feliciana Parish, Louisiana
2554.	Franklin Parish, Louisiana
2555.	Gonzales city, Louisiana
2556.	Grant Parish, Louisiana
2557.	Gretna city, Louisiana
2558.	Hammond city, Louisiana
2559.	Jackson Parish, Louisiana
2560.	LaSalle Parish, Louisiana
2561.	Madison Parish, Louisiana
2562.	Mandeville city, Louisiana
2563.	Minden city, Louisiana
2564.	Morehouse Parish, Louisiana
2565.	Morgan City city, Louisiana
2566.	Natchitoches city, Louisiana
2567.	New Iberia city, Louisiana
2568.	Opelousas city, Louisiana
2569.	Pineville city, Louisiana
2570.	Plaquemines Parish, Louisiana
2571.	Pointe Coupee Parish, Louisiana
2572.	Richland Parish, Louisiana
2573.	Ruston city, Louisiana
2574.	Sabine Parish, Louisiana
2575.	Slidell city, Louisiana
2576.	St. Helena Parish, Louisiana
2577.	St. James Parish, Louisiana
2578.	Sulphur city, Louisiana
2579.	Thibodaux city, Louisiana
2580.	Union Parish, Louisiana
2581.	West Baton Rouge Parish, Louisiana
2582.	West Carroll Parish, Louisiana
2583.	West Feliciana Parish, Louisiana
2584.	West Monroe city, Louisiana
2585.	Winn Parish, Louisiana
2586.	Youngsville city, Louisiana

2587.	Zachary city, Louisiana
2588.	Androscoggin County, Maine *
2589.	Aroostook County, Maine *
2590.	Bangor city, Maine *
2591.	Cumberland County, Maine *
2592.	Franklin County, Maine *
2593.	Hancock County, Maine *
2594.	Kennebec County, Maine *
2595.	Knox County, Maine *
2596.	Lewiston city, Maine *
2597.	Lincoln County, Maine *
2598.	Oxford County, Maine *
2599.	Penobscot County, Maine *
2600.	Portland city, Maine *
2601.	Sagadahoc County, Maine *
2602.	Somerset County, Maine *
2603.	Waldo County, Maine *
2604.	Washington County, Maine *
2605.	York County, Maine *
2606.	Auburn city, Maine
2607.	Augusta city, Maine
2608.	Biddeford city, Maine
2609.	Brunswick town, Maine
2610.	Falmouth town, Maine
2611.	Gorham town, Maine
2612.	Kennebunk town, Maine
2613.	Orono town, Maine
2614.	Piscataquis County, Maine
2615.	Saco city, Maine
2616.	Sanford city, Maine
2617.	Scarborough town, Maine
2618.	South Portland city, Maine
2619.	Standish town, Maine
2620.	Waterville city, Maine
2621.	Wells town, Maine
2622.	Westbrook city, Maine
2623.	Windham town, Maine
2624.	York town, Maine
2625.	Allegany County, Maryland *
2626.	Annapolis city, Maryland *
2627.	Anne Arundel County, Maryland *
2628.	Baltimore city, Maryland *
2629.	Baltimore County, Maryland *
2630.	Bowie city, Maryland *
2631.	Calvert County, Maryland *
2632.	Caroline County, Maryland *
2633.	Carroll County, Maryland *
2634.	Cecil County, Maryland *
2635.	Charles County, Maryland *
2636.	College Park city, Maryland *
2637.	Dorchester County, Maryland *

2638.	Frederick city, Maryland *
2639.	Frederick County, Maryland *
2640.	Gaithersburg city, Maryland *
2641.	Hagerstown city, Maryland *
2642.	Harford County, Maryland *
2643.	Howard County, Maryland *
2644.	Montgomery County, Maryland *
2645.	Prince George’s County, Maryland *
2646.	Queen Anne’s County, Maryland *
2647.	Rockville city, Maryland *
2648.	Salisbury city, Maryland *
2649.	St. Mary’s County, Maryland *
2650.	Talbot County, Maryland *
2651.	Washington County, Maryland *
2652.	Wicomico County, Maryland *
2653.	Worcester County, Maryland *
2654.	Aberdeen city, Maryland
2655.	Bel Air town, Maryland
2656.	Cambridge city, Maryland
2657.	Cumberland city, Maryland
2658.	Easton town, Maryland
2659.	Elkton town, Maryland
2660.	Garrett County, Maryland
2661.	Greenbelt city, Maryland
2662.	Havre de Grace city, Maryland
2663.	Hyattsville city, Maryland
2664.	Kent County, Maryland
2665.	Laurel city, Maryland
2666.	New Carrollton city, Maryland
2667.	Somerset County, Maryland
2668.	Takoma Park city, Maryland
2669.	Westminster city, Maryland
2670.	Amherst town, Massachusetts *
2671.	Andover town, Massachusetts *
2672.	Arlington town, Massachusetts *
2673.	Attleboro city, Massachusetts *
2674.	Barnstable County, Massachusetts *
2675.	Barnstable Town city, Massachusetts *
2676.	Beverly city, Massachusetts *
2677.	Billerica town, Massachusetts *
2678.	Boston city, Massachusetts *

2679.	Braintree Town city, Massachusetts *
2680.	Bristol County, Massachusetts *
2681.	Brockton city, Massachusetts *
2682.	Brookline town, Massachusetts *
2683.	Cambridge city, Massachusetts *
2684.	Chelmsford town, Massachusetts *
2685.	Chelsea city, Massachusetts *
2686.	Chicopee city, Massachusetts *
2687.	Dartmouth town, Massachusetts *
2688.	Dracut town, Massachusetts *
2689.	Everett city, Massachusetts *
2690.	Fall River city, Massachusetts *
2691.	Falmouth town, Massachusetts *
2692.	Fitchburg city, Massachusetts *
2693.	Framingham city, Massachusetts *
2694.	Franklin Town city, Massachusetts *
2695.	Gloucester city, Massachusetts *
2696.	Haverhill city, Massachusetts *
2697.	Holyoke city, Massachusetts *
2698.	Lawrence city, Massachusetts *
2699.	Leominster city, Massachusetts *
2700.	Lexington town, Massachusetts *
2701.	Lowell city, Massachusetts *
2702.	Lynn city, Massachusetts *
2703.	Malden city, Massachusetts *
2704.	Marlborough city, Massachusetts *
2705.	Medford city, Massachusetts *
2706.	Methuen Town city, Massachusetts *
2707.	Natick town, Massachusetts *
2708.	Needham town, Massachusetts *
2709.	New Bedford city, Massachusetts *
2710.	Newton city, Massachusetts *

2711.	Norfolk County, Massachusetts *
2712.	North Andover town, Massachusetts *
2713.	Peabody city, Massachusetts *
2714.	Pittsfield city, Massachusetts *
2715.	Plymouth County, Massachusetts *
2716.	Plymouth town, Massachusetts *
2717.	Quincy city, Massachusetts *
2718.	Randolph Town city, Massachusetts *
2719.	Revere city, Massachusetts *
2720.	Salem city, Massachusetts *
2721.	Shrewsbury town, Massachusetts *
2722.	Somerville city, Massachusetts *
2723.	Springfield city, Massachusetts *
2724.	Taunton city, Massachusetts *
2725.	Tewksbury town, Massachusetts *
2726.	Waltham city, Massachusetts *
2727.	Watertown Town city, Massachusetts *
2728.	Westfield city, Massachusetts *
2729.	Weymouth Town city, Massachusetts *
2730.	Woburn city, Massachusetts *
2731.	Worcester city, Massachusetts *
2732.	Abington town, Massachusetts
2733.	Acton town, Massachusetts
2734.	Acushnet town, Massachusetts
2735.	Agawam Town city, Massachusetts
2736.	Amesbury Town city, Massachusetts
2737.	Ashland town, Massachusetts
2738.	Athol town, Massachusetts
2739.	Auburn town, Massachusetts
2740.	Bedford town, Massachusetts
2741.	Belchertown town, Massachusetts
2742.	Bellingham town, Massachusetts
2743.	Belmont town, Massachusetts
2744.	Bourne town, Massachusetts
2745.	Bridgewater Town city, Massachusetts

2746.	Burlington town, Massachusetts
2747.	Canton town, Massachusetts
2748.	Carver town, Massachusetts
2749.	Charlton town, Massachusetts
2750.	Clinton town, Massachusetts
2751.	Concord town, Massachusetts
2752.	Danvers town, Massachusetts
2753.	Dedham town, Massachusetts
2754.	Dennis town, Massachusetts
2755.	Dudley town, Massachusetts
2756.	Dukes County, Massachusetts
2757.	Duxbury town, Massachusetts
2758.	East Bridgewater town, Massachusetts
2759.	East Longmeadow town, Massachusetts
2760.	Easthampton Town city, Massachusetts
2761.	Easton town, Massachusetts
2762.	Fairhaven town, Massachusetts
2763.	Foxborough town, Massachusetts
2764.	Gardner city, Massachusetts
2765.	Grafton town, Massachusetts
2766.	Greenfield Town city, Massachusetts
2767.	Groton town, Massachusetts
2768.	Hanover town, Massachusetts
2769.	Hanson town, Massachusetts
2770.	Harwich town, Massachusetts
2771.	Hingham town, Massachusetts
2772.	Holbrook town, Massachusetts
2773.	Holden town, Massachusetts
2774.	Holliston town, Massachusetts
2775.	Hopkinton town, Massachusetts
2776.	Hudson town, Massachusetts
2777.	Hull town, Massachusetts
2778.	Ipswich town, Massachusetts
2779.	Kingston town, Massachusetts
2780.	Lakeville town, Massachusetts
2781.	Leicester town, Massachusetts
2782.	Littleton town, Massachusetts
2783.	Longmeadow town, Massachusetts
2784.	Ludlow town, Massachusetts
2785.	Lunenburg town, Massachusetts
2786.	Lynnfield town, Massachusetts
2787.	Mansfield town, Massachusetts

2788.	Marblehead town, Massachusetts
2789.	Marshfield town, Massachusetts
2790.	Mashpee town, Massachusetts
2791.	Maynard town, Massachusetts
2792.	Medfield town, Massachusetts
2793.	Medway town, Massachusetts
2794.	Melrose city, Massachusetts
2795.	Middleborough town, Massachusetts
2796.	Middleton town, Massachusetts
2797.	Milford town, Massachusetts
2798.	Millbury town, Massachusetts
2799.	Milton town, Massachusetts
2800.	Nantucket town, Massachusetts
2801.	Newburyport city, Massachusetts
2802.	Norfolk town, Massachusetts
2803.	North Adams city, Massachusetts
2804.	North Attleborough town, Massachusetts
2805.	North Reading town, Massachusetts
2806.	Northampton city, Massachusetts
2807.	Northborough town, Massachusetts
2808.	Northbridge town, Massachusetts
2809.	Norton town, Massachusetts
2810.	Norwell town, Massachusetts
2811.	Norwood town, Massachusetts
2812.	Oxford town, Massachusetts
2813.	Palmer Town city, Massachusetts
2814.	Pembroke town, Massachusetts
2815.	Pepperell town, Massachusetts
2816.	Raynham town, Massachusetts
2817.	Reading town, Massachusetts
2818.	Rehoboth town, Massachusetts
2819.	Rockland town, Massachusetts
2820.	Sandwich town, Massachusetts
2821.	Saugus town, Massachusetts
2822.	Scituate town, Massachusetts
2823.	Seekonk town, Massachusetts
2824.	Sharon town, Massachusetts
2825.	Somerset town, Massachusetts
2826.	South Hadley town, Massachusetts

2827.	Southborough town, Massachusetts
2828.	Southbridge Town city, Massachusetts
2829.	Spencer town, Massachusetts
2830.	Stoneham town, Massachusetts
2831.	Stoughton town, Massachusetts
2832.	Sudbury town, Massachusetts
2833.	Swampscott town, Massachusetts
2834.	Swansea town, Massachusetts
2835.	Tyngsborough town, Massachusetts
2836.	Uxbridge town, Massachusetts
2837.	Wakefield town, Massachusetts
2838.	Walpole town, Massachusetts
2839.	Wareham town, Massachusetts
2840.	Wayland town, Massachusetts
2841.	Webster town, Massachusetts
2842.	Wellesley town, Massachusetts
2843.	West Springfield Town city, Massachusetts
2844.	Westborough town, Massachusetts
2845.	Westford town, Massachusetts
2846.	Weston town, Massachusetts
2847.	Westport town, Massachusetts
2848.	Westwood town, Massachusetts
2849.	Whitman town, Massachusetts
2850.	Wilbraham town, Massachusetts
2851.	Wilmington town, Massachusetts
2852.	Winchendon town, Massachusetts
2853.	Winchester town, Massachusetts
2854.	Winthrop Town city, Massachusetts
2855.	Wrentham town, Massachusetts
2856.	Yarmouth town, Massachusetts
2857.	Allegan County, Michigan *
2858.	Ann Arbor city, Michigan *
2859.	Barry County, Michigan *
2860.	Battle Creek city, Michigan *
2861.	Bay City city, Michigan *
2862.	Bay County, Michigan *

2863.	Bedford township, Michigan *
2864.	Berrien County, Michigan *
2865.	Bloomfield charter township, Michigan *
2866.	Branch County, Michigan *
2867.	Brownstown charter township, Michigan *
2868.	Calhoun County, Michigan *
2869.	Canton charter township, Michigan *
2870.	Cass County, Michigan *
2871.	Chesterfield township, Michigan *
2872.	Chippewa County, Michigan *
2873.	Clare County, Michigan *
2874.	Clinton charter township, Michigan *
2875.	Clinton County, Michigan *
2876.	Commerce charter township, Michigan *
2877.	Dearborn city, Michigan *
2878.	Dearborn Heights city, Michigan *
2879.	Delta charter township, Michigan *
2880.	Delta County, Michigan *
2881.	Detroit city, Michigan *
2882.	East Lansing city, Michigan *
2883.	Eastpointe city, Michigan *
2884.	Eaton County, Michigan *
2885.	Emmet County, Michigan *
2886.	Farmington Hills city, Michigan *
2887.	Flint charter township, Michigan *
2888.	Flint city, Michigan *
2889.	Genesee County, Michigan *
2890.	Georgetown charter township, Michigan *
2891.	Grand Blanc charter township, Michigan *
2892.	Grand Rapids city, Michigan *
2893.	Grand Traverse County, Michigan *
2894.	Gratiot County, Michigan *
2895.	Hillsdale County, Michigan *
2896.	Holland charter township, Michigan *
2897.	Holland city, Michigan *
2898.	Houghton County, Michigan *
2899.	Huron County, Michigan *
2900.	Independence charter township, Michigan *
2901.	Ingham County, Michigan *

2902.	Ionia County, Michigan *
2903.	Isabella County, Michigan *
2904.	Jackson city, Michigan *
2905.	Jackson County, Michigan *
2906.	Kalamazoo city, Michigan *
2907.	Kalamazoo County, Michigan *
2908.	Kent County, Michigan *
2909.	Kentwood city, Michigan *
2910.	Lansing city, Michigan *
2911.	Lapeer County, Michigan *
2912.	Lenawee County, Michigan *
2913.	Lincoln Park city, Michigan *
2914.	Livingston County, Michigan *
2915.	Livonia city, Michigan *
2916.	Macomb County, Michigan *
2917.	Macomb township, Michigan *
2918.	Marquette County, Michigan *
2919.	Mecosta County, Michigan *
2920.	Meridian charter township, Michigan *
2921.	Midland city, Michigan *
2922.	Midland County, Michigan *
2923.	Monroe County, Michigan *
2924.	Montcalm County, Michigan *
2925.	Muskegon city, Michigan *
2926.	Muskegon County, Michigan *
2927.	Newaygo County, Michigan *
2928.	Novi city, Michigan *
2929.	Oakland County, Michigan *
2930.	Orion charter township, Michigan *
2931.	Ottawa County, Michigan *
2932.	Pittsfield charter township, Michigan *
2933.	Plainfield charter township, Michigan *
2934.	Pontiac city, Michigan *
2935.	Portage city, Michigan *
2936.	Redford charter township, Michigan *
2937.	Rochester Hills city, Michigan *
2938.	Roseville city, Michigan *
2939.	Royal Oak city, Michigan *
2940.	Saginaw charter township, Michigan *
2941.	Saginaw city, Michigan *
2942.	Saginaw County, Michigan *
2943.	Sanilac County, Michigan *

2944.	Shelby charter township, Michigan *
2945.	Shiawassee County, Michigan *
2946.	Southfield city, Michigan *
2947.	St. Clair County, Michigan *
2948.	St. Clair Shores city, Michigan *
2949.	St. Joseph County, Michigan *
2950.	Sterling Heights city, Michigan *
2951.	Taylor city, Michigan *
2952.	Troy city, Michigan *
2953.	Tuscola County, Michigan *
2954.	Van Buren County, Michigan *
2955.	Warren city, Michigan *
2956.	Washtenaw County, Michigan *
2957.	Waterford charter township, Michigan *
2958.	Wayne County, Michigan *
2959.	West Bloomfield charter township, Michigan *
2960.	Westland city, Michigan *
2961.	Wexford County, Michigan *
2962.	White Lake charter township, Michigan *
2963.	Wyoming city, Michigan *
2964.	Ypsilanti charter township, Michigan *
2965.	Ada township, Michigan
2966.	Adrian city, Michigan
2967.	Alcona County, Michigan
2968.	Algoma township, Michigan
2969.	Allen Park city, Michigan
2970.	Allendale charter township, Michigan
2971.	Alpena County, Michigan
2972.	Alpine township, Michigan
2973.	Antrim County, Michigan
2974.	Antwerp township, Michigan
2975.	Arenac County, Michigan
2976.	Auburn Hills city, Michigan
2977.	Bangor charter township, Michigan
2978.	Bath charter township, Michigan
2979.	Benton charter township, Michigan
2980.	Benzie County, Michigan
2981.	Berkley city, Michigan
2982.	Beverly Hills village, Michigan

2983.	Big Rapids city, Michigan
2984.	Birmingham city, Michigan
2985.	Blackman charter township, Michigan
2986.	Brandon charter township, Michigan
2987.	Brighton township, Michigan
2988.	Burton city, Michigan
2989.	Byron township, Michigan
2990.	Cadillac city, Michigan
2991.	Caledonia township, Michigan
2992.	Cannon township, Michigan
2993.	Cascade charter township, Michigan
2994.	Charlevoix County, Michigan
2995.	Cheboygan County, Michigan
2996.	Clawson city, Michigan
2997.	Coldwater city, Michigan
2998.	Comstock charter township, Michigan
2999.	Cooper charter township, Michigan
3000.	Crawford County, Michigan
3001.	Davison township, Michigan
3002.	Delhi charter township, Michigan
3003.	DeWitt charter township, Michigan
3004.	Dickinson County, Michigan
3005.	East Bay township, Michigan
3006.	East Grand Rapids city, Michigan
3007.	Egelston township, Michigan
3008.	Emmett charter township, Michigan
3009.	Escanaba city, Michigan
3010.	Farmington city, Michigan
3011.	Fenton charter township, Michigan
3012.	Fenton city, Michigan
3013.	Ferndale city, Michigan
3014.	Flat Rock city, Michigan
3015.	Flushing charter township, Michigan
3016.	Fort Gratiot charter township, Michigan
3017.	Fraser city, Michigan
3018.	Frenchtown township, Michigan
3019.	Fruitport charter township, Michigan
3020.	Gaines charter township, Michigan
3021.	Garden City city, Michigan

3022.	Garfield charter township, Michigan
3023.	Genesee charter township, Michigan
3024.	Genoa township, Michigan
3025.	Gladwin County, Michigan
3026.	Gogebic County, Michigan
3027.	Grand Haven charter township, Michigan
3028.	Grand Haven city, Michigan
3029.	Grand Rapids charter township, Michigan
3030.	Grandville city, Michigan
3031.	Green Oak township, Michigan
3032.	Grosse Ile township, Michigan
3033.	Grosse Pointe Park city, Michigan
3034.	Grosse Pointe Woods city, Michigan
3035.	Hamburg township, Michigan
3036.	Hamtramck city, Michigan
3037.	Harper Woods city, Michigan
3038.	Harrison charter township, Michigan
3039.	Hartland township, Michigan
3040.	Hazel Park city, Michigan
3041.	Highland charter township, Michigan
3042.	Highland Park city, Michigan
3043.	Holly township, Michigan
3044.	Huron charter township, Michigan
3045.	Inkster city, Michigan
3046.	Ionia city, Michigan
3047.	Iosco County, Michigan
3048.	Iron County, Michigan
3049.	Kalamazoo charter township, Michigan
3050.	Kalkaska County, Michigan
3051.	Lake County, Michigan
3052.	Leelanau County, Michigan
3053.	Lenox township, Michigan
3054.	Leoni township, Michigan
3055.	Lincoln charter township, Michigan
3056.	Lyon charter township, Michigan
3057.	Mackinac County, Michigan
3058.	Madison Heights city, Michigan
3059.	Manistee County, Michigan
3060.	Marion township, Michigan
3061.	Marquette city, Michigan

3062.	Mason County, Michigan
3063.	Melvindale city, Michigan
3064.	Menominee County, Michigan
3065.	Milford charter township, Michigan
3066.	Missaukee County, Michigan
3067.	Monitor charter township, Michigan
3068.	Monroe charter township, Michigan
3069.	Monroe city, Michigan
3070.	Mount Clemens city, Michigan
3071.	Mount Morris township, Michigan
3072.	Mount Pleasant city, Michigan
3073.	Mundy township, Michigan
3074.	Muskegon charter township, Michigan
3075.	Muskegon Heights city, Michigan
3076.	New Baltimore city, Michigan
3077.	Niles city, Michigan
3078.	Niles township, Michigan
3079.	Northville township, Michigan
3080.	Norton Shores city, Michigan
3081.	Oak Park city, Michigan
3082.	Oakland charter township, Michigan
3083.	Oceana County, Michigan
3084.	Oceola township, Michigan
3085.	Ogemaw County, Michigan
3086.	Osceola County, Michigan
3087.	Oshtemo charter township, Michigan
3088.	Otsego County, Michigan
3089.	Owosso city, Michigan
3090.	Oxford charter township, Michigan
3091.	Park township, Michigan
3092.	Plymouth charter township, Michigan
3093.	Port Huron charter township, Michigan
3094.	Port Huron city, Michigan
3095.	Presque Isle County, Michigan
3096.	Riverview city, Michigan
3097.	Rochester city, Michigan
3098.	Romulus city, Michigan
3099.	Roscommon County, Michigan
3100.	Sault Ste. Marie city, Michigan
3101.	Scio township, Michigan

3102.	South Lyon city, Michigan
3103.	Southfield township, Michigan
3104.	Southgate city, Michigan
3105.	Spring Lake township, Michigan
3106.	Springfield charter township, Michigan
3107.	Sturgis city, Michigan
3108.	Summit township, Michigan
3109.	Superior charter township, Michigan
3110.	Texas charter township, Michigan
3111.	Thomas township, Michigan
3112.	Traverse City city, Michigan
3113.	Trenton city, Michigan
3114.	Tyrone township, Michigan
3115.	Union charter township, Michigan
3116.	Van Buren charter township, Michigan
3117.	Vienna charter township, Michigan
3118.	Walker city, Michigan
3119.	Washington township, Michigan
3120.	Wayne city, Michigan
3121.	Wixom city, Michigan
3122.	Woodhaven city, Michigan
3123.	Wyandotte city, Michigan
3124.	Ypsilanti city, Michigan
3125.	Zeeland charter township, Michigan
3126.	Andover city, Minnesota *
3127.	Anoka County, Minnesota *
3128.	Apple Valley city, Minnesota *
3129.	Becker County, Minnesota *
3130.	Beltrami County, Minnesota *
3131.	Benton County, Minnesota *
3132.	Blaine city, Minnesota *
3133.	Bloomington city, Minnesota *
3134.	Blue Earth County, Minnesota *
3135.	Brooklyn Center city, Minnesota *
3136.	Brooklyn Park city, Minnesota *
3137.	Burnsville city, Minnesota *
3138.	Carlton County, Minnesota *
3139.	Carver County, Minnesota *
3140.	Chisago County, Minnesota *
3141.	Clay County, Minnesota *

3142.	Coon Rapids city, Minnesota *
3143.	Cottage Grove city, Minnesota *
3144.	Crow Wing County, Minnesota *
3145.	Dakota County, Minnesota *
3146.	Douglas County, Minnesota *
3147.	Duluth city, Minnesota *
3148.	Eagan city, Minnesota *
3149.	Eden Prairie city, Minnesota *
3150.	Edina city, Minnesota *
3151.	Freeborn County, Minnesota *
3152.	Goodhue County, Minnesota *
3153.	Hennepin County, Minnesota *
3154.	Inver Grove Heights city, Minnesota *
3155.	Isanti County, Minnesota *
3156.	Itasca County, Minnesota *
3157.	Kandiyohi County, Minnesota *
3158.	Lakeville city, Minnesota *
3159.	Mankato city, Minnesota *
3160.	Maple Grove city, Minnesota *
3161.	Maplewood city, Minnesota *
3162.	McLeod County, Minnesota *
3163.	Minneapolis city, Minnesota *
3164.	Minnetonka city, Minnesota *
3165.	Moorhead city, Minnesota *
3166.	Morrison County, Minnesota *
3167.	Mower County, Minnesota *
3168.	Nicollet County, Minnesota *
3169.	Olmsted County, Minnesota *
3170.	Otter Tail County, Minnesota *
3171.	Plymouth city, Minnesota *
3172.	Polk County, Minnesota *
3173.	Ramsey County, Minnesota *
3174.	Rice County, Minnesota *
3175.	Richfield city, Minnesota *
3176.	Rochester city, Minnesota *
3177.	Roseville city, Minnesota *
3178.	Savage city, Minnesota *
3179.	Scott County, Minnesota *
3180.	Shakopee city, Minnesota *
3181.	Sherburne County, Minnesota *
3182.	St. Cloud city, Minnesota *
3183.	St. Louis County, Minnesota *
3184.	St. Louis Park city, Minnesota *
3185.	St. Paul city, Minnesota *
3186.	Stearns County, Minnesota *

3187.	Steele County, Minnesota *
3188.	Washington County, Minnesota *
3189.	Winona County, Minnesota *
3190.	Woodbury city, Minnesota *
3191.	Wright County, Minnesota *
3192.	Aitkin County, Minnesota
3193.	Albert Lea city, Minnesota
3194.	Alexandria city, Minnesota
3195.	Anoka city, Minnesota
3196.	Arden Hills city, Minnesota
3197.	Austin city, Minnesota
3198.	Bemidji city, Minnesota
3199.	Big Lake city, Minnesota
3200.	Brainerd city, Minnesota
3201.	Brown County, Minnesota
3202.	Buffalo city, Minnesota
3203.	Cass County, Minnesota
3204.	Champlin city, Minnesota
3205.	Chanhassen city, Minnesota
3206.	Chaska city, Minnesota
3207.	Chippewa County, Minnesota
3208.	Cloquet city, Minnesota
3209.	Columbia Heights city, Minnesota
3210.	Cottonwood County, Minnesota
3211.	Crystal city, Minnesota
3212.	Dodge County, Minnesota
3213.	East Bethel city, Minnesota
3214.	Elk River city, Minnesota
3215.	Fairmont city, Minnesota
3216.	Faribault city, Minnesota
3217.	Faribault County, Minnesota
3218.	Farmington city, Minnesota
3219.	Fergus Falls city, Minnesota
3220.	Fillmore County, Minnesota
3221.	Forest Lake city, Minnesota
3222.	Fridley city, Minnesota
3223.	Golden Valley city, Minnesota
3224.	Grand Rapids city, Minnesota
3225.	Ham Lake city, Minnesota
3226.	Hastings city, Minnesota
3227.	Hibbing city, Minnesota
3228.	Hopkins city, Minnesota
3229.	Houston County, Minnesota
3230.	Hubbard County, Minnesota
3231.	Hugo city, Minnesota
3232.	Hutchinson city, Minnesota
3233.	Kanabec County, Minnesota
3234.	Koochiching County, Minnesota
3235.	Lake County, Minnesota
3236.	Le Sueur County, Minnesota

3237.	Lino Lakes city, Minnesota
3238.	Little Canada city, Minnesota
3239.	Lyon County, Minnesota
3240.	Marshall city, Minnesota
3241.	Martin County, Minnesota
3242.	Meeker County, Minnesota
3243.	Mendota Heights city, Minnesota
3244.	Mille Lacs County, Minnesota
3245.	Monticello city, Minnesota
3246.	Mounds View city, Minnesota
3247.	New Brighton city, Minnesota
3248.	New Hope city, Minnesota
3249.	New Ulm city, Minnesota
3250.	Nobles County, Minnesota
3251.	North Branch city, Minnesota
3252.	North Mankato city, Minnesota
3253.	North St. Paul city, Minnesota
3254.	Northfield city, Minnesota
3255.	Oakdale city, Minnesota
3256.	Otsego city, Minnesota
3257.	Owatonna city, Minnesota
3258.	Pennington County, Minnesota
3259.	Pine County, Minnesota
3260.	Pope County, Minnesota
3261.	Prior Lake city, Minnesota
3262.	Ramsey city, Minnesota
3263.	Red Wing city, Minnesota
3264.	Redwood County, Minnesota
3265.	Renville County, Minnesota
3266.	Robbinsdale city, Minnesota
3267.	Rogers city, Minnesota
3268.	Roseau County, Minnesota
3269.	Rosemount city, Minnesota
3270.	Sartell city, Minnesota
3271.	Sauk Rapids city, Minnesota
3272.	Shoreview city, Minnesota
3273.	Sibley County, Minnesota
3274.	South St. Paul city, Minnesota
3275.	St. Michael city, Minnesota
3276.	St. Peter city, Minnesota
3277.	Stillwater city, Minnesota
3278.	Todd County, Minnesota
3279.	Vadnais Heights city, Minnesota
3280.	Victoria city, Minnesota
3281.	Wabasha County, Minnesota
3282.	Waconia city, Minnesota
3283.	Wadena County, Minnesota
3284.	Waseca County, Minnesota
3285.	Watonwan County, Minnesota
3286.	West St. Paul city, Minnesota

3287.	White Bear Lake city, Minnesota
3288.	White Bear township, Minnesota
3289.	Willmar city, Minnesota
3290.	Winona city, Minnesota
3291.	Worthington city, Minnesota
3292.	Adams County, Mississippi *
3293.	Alcorn County, Mississippi *
3294.	Biloxi city, Mississippi *
3295.	Bolivar County, Mississippi *
3296.	DeSoto County, Mississippi *
3297.	Forrest County, Mississippi *
3298.	Gulfport city, Mississippi *
3299.	Hancock County, Mississippi *
3300.	Harrison County, Mississippi *
3301.	Hattiesburg city, Mississippi *
3302.	Hinds County, Mississippi *
3303.	Jackson city, Mississippi *
3304.	Jackson County, Mississippi *
3305.	Jones County, Mississippi *
3306.	Lafayette County, Mississippi *
3307.	Lamar County, Mississippi *
3308.	Lauderdale County, Mississippi *
3309.	Lee County, Mississippi *
3310.	Lincoln County, Mississippi *
3311.	Lowndes County, Mississippi *
3312.	Madison County, Mississippi *
3313.	Marshall County, Mississippi *
3314.	Meridian city, Mississippi *
3315.	Monroe County, Mississippi *
3316.	Oktibbeha County, Mississippi *
3317.	Olive Branch city, Mississippi *
3318.	Panola County, Mississippi *
3319.	Pearl River County, Mississippi *
3320.	Pike County, Mississippi *
3321.	Pontotoc County, Mississippi *
3322.	Rankin County, Mississippi *
3323.	Southaven city, Mississippi *
3324.	Tupelo city, Mississippi *
3325.	Warren County, Mississippi *
3326.	Washington County, Mississippi *

3327.	Amite County, Mississippi
3328.	Attala County, Mississippi
3329.	Bay St. Louis city, Mississippi
3330.	Brandon city, Mississippi
3331.	Brookhaven city, Mississippi
3332.	Byram city, Mississippi
3333.	Calhoun County, Mississippi
3334.	Canton city, Mississippi
3335.	Chickasaw County, Mississippi
3336.	Clarke County, Mississippi
3337.	Clarksdale city, Mississippi
3338.	Clay County, Mississippi
3339.	Cleveland city, Mississippi
3340.	Clinton city, Mississippi
3341.	Coahoma County, Mississippi
3342.	Columbus city, Mississippi
3343.	Copiah County, Mississippi
3344.	Corinth city, Mississippi
3345.	Covington County, Mississippi
3346.	D’Iberville city, Mississippi
3347.	Gautier city, Mississippi
3348.	George County, Mississippi
3349.	Greene County, Mississippi
3350.	Greenville city, Mississippi
3351.	Greenwood city, Mississippi
3352.	Grenada city, Mississippi
3353.	Grenada County, Mississippi
3354.	Hernando city, Mississippi
3355.	Holmes County, Mississippi
3356.	Horn Lake city, Mississippi
3357.	Itawamba County, Mississippi
3358.	Jasper County, Mississippi
3359.	Jefferson Davis County, Mississippi
3360.	Laurel city, Mississippi
3361.	Lawrence County, Mississippi
3362.	Leake County, Mississippi
3363.	Leflore County, Mississippi
3364.	Long Beach city, Mississippi
3365.	Madison city, Mississippi
3366.	Marion County, Mississippi
3367.	McComb city, Mississippi
3368.	Moss Point city, Mississippi
3369.	Natchez city, Mississippi
3370.	Neshoba County, Mississippi
3371.	Newton County, Mississippi
3372.	Noxubee County, Mississippi
3373.	Ocean Springs city, Mississippi
3374.	Oxford city, Mississippi
3375.	Pascagoula city, Mississippi
3376.	Pearl city, Mississippi

3377.	Perry County, Mississippi
3378.	Petal city, Mississippi
3379.	Picayune city, Mississippi
3380.	Prentiss County, Mississippi
3381.	Ridgeland city, Mississippi
3382.	Scott County, Mississippi
3383.	Simpson County, Mississippi
3384.	Smith County, Mississippi
3385.	Starkville city, Mississippi
3386.	Stone County, Mississippi
3387.	Sunflower County, Mississippi
3388.	Tallahatchie County, Mississippi
3389.	Tate County, Mississippi
3390.	Tippah County, Mississippi
3391.	Tishomingo County, Mississippi
3392.	Union County, Mississippi
3393.	Vicksburg city, Mississippi
3394.	Walthall County, Mississippi
3395.	Wayne County, Mississippi
3396.	West Point city, Mississippi
3397.	Winston County, Mississippi
3398.	Yalobusha County, Mississippi
3399.	Yazoo City city, Mississippi
3400.	Yazoo County, Mississippi
3401.	Ballwin city, Missouri *
3402.	Barry County, Missouri *
3403.	Blue Springs city, Missouri *
3404.	Boone County, Missouri *
3405.	Buchanan County, Missouri *
3406.	Butler County, Missouri *
3407.	Callaway County, Missouri *
3408.	Camden County, Missouri *
3409.	Cape Girardeau city, Missouri *
3410.	Cape Girardeau County, Missouri *
3411.	Cass County, Missouri *
3412.	Chesterfield city, Missouri *
3413.	Christian County, Missouri *
3414.	Clay County, Missouri *
3415.	Cole County, Missouri *
3416.	Columbia city, Missouri *
3417.	Florissant city, Missouri *
3418.	Franklin County, Missouri *
3419.	Greene County, Missouri *
3420.	Howell County, Missouri *
3421.	Independence city, Missouri *
3422.	Jackson County, Missouri *
3423.	Jasper County, Missouri *
3424.	Jefferson City city, Missouri *
3425.	Jefferson County, Missouri *

3426.	Johnson County, Missouri *
3427.	Joplin city, Missouri *
3428.	Kansas City city, Missouri *
3429.	Laclede County, Missouri *
3430.	Lafayette County, Missouri *
3431.	Lawrence County, Missouri *
3432.	Lee’s Summit city, Missouri *
3433.	Liberty city, Missouri *
3434.	Lincoln County, Missouri *
3435.	Newton County, Missouri *
3436.	O’Fallon city, Missouri *
3437.	Pettis County, Missouri *
3438.	Phelps County, Missouri *
3439.	Platte County, Missouri *
3440.	Polk County, Missouri *
3441.	Pulaski County, Missouri *
3442.	Scott County, Missouri *
3443.	Springfield city, Missouri *
3444.	St. Charles city, Missouri *
3445.	St. Charles County, Missouri *
3446.	St. Francois County, Missouri *
3447.	St. Joseph city, Missouri *
3448.	St. Louis city, Missouri *
3449.	St. Louis County, Missouri *
3450.	St. Peters city, Missouri *
3451.	Stone County, Missouri *
3452.	Taney County, Missouri *
3453.	University City city, Missouri *
3454.	Warren County, Missouri *
3455.	Webster County, Missouri *
3456.	Wentzville city, Missouri *
3457.	Wildwood city, Missouri *
3458.	Adair County, Missouri
3459.	Andrew County, Missouri
3460.	Arnold city, Missouri
3461.	Audrain County, Missouri
3462.	Barton County, Missouri
3463.	Bates County, Missouri
3464.	Bellefontaine Neighbors city, Missouri
3465.	Belton city, Missouri
3466.	Benton County, Missouri
3467.	Bolivar city, Missouri
3468.	Bollinger County, Missouri
3469.	Branson city, Missouri
3470.	Bridgeton city, Missouri
3471.	Carthage city, Missouri
3472.	Cedar County, Missouri
3473.	Clayton city, Missouri
3474.	Clinton County, Missouri
3475.	Cooper County, Missouri
3476.	Crawford County, Missouri

3477.	Crestwood city, Missouri
3478.	Creve Coeur city, Missouri
3479.	Dallas County, Missouri
3480.	Dardenne Prairie city, Missouri
3481.	DeKalb County, Missouri
3482.	Dent County, Missouri
3483.	Douglas County, Missouri
3484.	Dunklin County, Missouri
3485.	Eureka city, Missouri
3486.	Excelsior Springs city, Missouri
3487.	Farmington city, Missouri
3488.	Ferguson city, Missouri
3489.	Festus city, Missouri
3490.	Fulton city, Missouri
3491.	Gasconade County, Missouri
3492.	Gladstone city, Missouri
3493.	Grain Valley city, Missouri
3494.	Grandview city, Missouri
3495.	Hannibal city, Missouri
3496.	Harrisonville city, Missouri
3497.	Hazelwood city, Missouri
3498.	Henry County, Missouri
3499.	Howard County, Missouri
3500.	Independence township, Missouri
3501.	Iron County, Missouri
3502.	Jackson city, Missouri
3503.	Jennings city, Missouri
3504.	Kearney city, Missouri
3505.	Kennett city, Missouri
3506.	Kirksville city, Missouri
3507.	Kirkwood city, Missouri
3508.	Lake St. Louis city, Missouri
3509.	Lebanon city, Missouri
3510.	Liberty township, Missouri
3511.	Linn County, Missouri
3512.	Livingston County, Missouri
3513.	Macon County, Missouri
3514.	Madison County, Missouri
3515.	Manchester city, Missouri
3516.	Marion County, Missouri
3517.	Marshall city, Missouri
3518.	Maryland Heights city, Missouri
3519.	Maryville city, Missouri
3520.	McDonald County, Missouri
3521.	Mexico city, Missouri
3522.	Miller County, Missouri
3523.	Mississippi County, Missouri
3524.	Moberly city, Missouri
3525.	Moniteau County, Missouri
3526.	Montgomery County, Missouri

3527.	Morgan County, Missouri
3528.	Neosho city, Missouri
3529.	New Madrid County, Missouri
3530.	Nixa city, Missouri
3531.	Nodaway County, Missouri
3532.	Oregon County, Missouri
3533.	Osage County, Missouri
3534.	Overland city, Missouri
3535.	Ozark city, Missouri
3536.	Pemiscot County, Missouri
3537.	Perry County, Missouri
3538.	Pike County, Missouri
3539.	Polk township, Missouri
3540.	Poplar Bluff city, Missouri
3541.	Ralls County, Missouri
3542.	Randolph County, Missouri
3543.	Ray County, Missouri
3544.	Raymore city, Missouri
3545.	Raytown city, Missouri
3546.	Republic city, Missouri
3547.	Ripley County, Missouri
3548.	Rolla city, Missouri
3549.	Saline County, Missouri
3550.	Sedalia city, Missouri
3551.	Sikeston city, Missouri
3552.	Smithville city, Missouri
3553.	St. Ann city, Missouri
3554.	Ste. Genevieve County, Missouri
3555.	Stoddard County, Missouri
3556.	Texas County, Missouri
3557.	Town and Country city, Missouri
3558.	Troy city, Missouri
3559.	Union city, Missouri
3560.	Vernon County, Missouri
3561.	Warrensburg city, Missouri
3562.	Washington city, Missouri
3563.	Washington County, Missouri
3564.	Wayne County, Missouri
3565.	Webb City city, Missouri
3566.	Webster Groves city, Missouri
3567.	West Plains city, Missouri
3568.	Wright County, Missouri
3569.	Billings city, Montana *
3570.	Bozeman city, Montana *
3571.	Butte-Silver Bow, Montana *
3572.	Cascade County, Montana *
3573.	Flathead County, Montana *
3574.	Gallatin County, Montana *
3575.	Great Falls city, Montana *
3576.	Helena city, Montana *
3577.	Lake County, Montana *

3578.	Lewis and Clark County, Montana *
3579.	Missoula city, Montana *
3580.	Missoula County, Montana *
3581.	Ravalli County, Montana *
3582.	Yellowstone County, Montana *
3583.	Big Horn County, Montana
3584.	Carbon County, Montana
3585.	Custer County, Montana
3586.	Fergus County, Montana
3587.	Glacier County, Montana
3588.	Hill County, Montana
3589.	Jefferson County, Montana
3590.	Kalispell city, Montana
3591.	Lincoln County, Montana
3592.	Park County, Montana
3593.	Richland County, Montana
3594.	Roosevelt County, Montana
3595.	Sanders County, Montana
3596.	Adams County, Nebraska *
3597.	Bellevue city, Nebraska *
3598.	Buffalo County, Nebraska *
3599.	Dodge County, Nebraska *
3600.	Douglas County, Nebraska *
3601.	Grand Island city, Nebraska *
3602.	Hall County, Nebraska *
3603.	Kearney city, Nebraska *
3604.	Lancaster County, Nebraska *
3605.	Lincoln city, Nebraska *
3606.	Lincoln County, Nebraska *
3607.	Madison County, Nebraska *
3608.	Omaha city, Nebraska *
3609.	Platte County, Nebraska *
3610.	Sarpy County, Nebraska *
3611.	Scotts Bluff County, Nebraska *
3612.	Beatrice city, Nebraska
3613.	Box Butte County, Nebraska
3614.	Cass County, Nebraska
3615.	Colfax County, Nebraska
3616.	Columbus city, Nebraska
3617.	Custer County, Nebraska
3618.	Dakota County, Nebraska
3619.	Dawson County, Nebraska
3620.	Fremont city, Nebraska
3621.	Gage County, Nebraska
3622.	Hastings city, Nebraska
3623.	Holt County, Nebraska
3624.	La Vista city, Nebraska
3625.	Lexington city, Nebraska
3626.	Norfolk city, Nebraska
3627.	North Platte city, Nebraska
3628.	Otoe County, Nebraska

3629.	Papillion city, Nebraska
3630.	Red Willow County, Nebraska
3631.	Saline County, Nebraska
3632.	Saunders County, Nebraska
3633.	Scottsbluff city, Nebraska
3634.	Seward County, Nebraska
3635.	South Sioux City city, Nebraska
3636.	Washington County, Nebraska
3637.	York County, Nebraska
3638.	Carson City, Nevada *
3639.	Clark County, Nevada *
3640.	Douglas County, Nevada *
3641.	Elko County, Nevada *
3642.	Henderson city, Nevada *
3643.	Las Vegas city, Nevada *
3644.	Lyon County, Nevada *
3645.	North Las Vegas city, Nevada *
3646.	Nye County, Nevada *
3647.	Reno city, Nevada *
3648.	Sparks city, Nevada *
3649.	Washoe County, Nevada *
3650.	Boulder City city, Nevada
3651.	Churchill County, Nevada
3652.	Elko city, Nevada
3653.	Fernley city, Nevada
3654.	Humboldt County, Nevada
3655.	Mesquite city, Nevada
3656.	Belknap County, New Hampshire *
3657.	Carroll County, New Hampshire *
3658.	Cheshire County, New Hampshire *
3659.	Concord city, New Hampshire *
3660.	Coos County, New Hampshire *
3661.	Derry town, New Hampshire *
3662.	Dover city, New Hampshire *
3663.	Grafton County, New Hampshire *
3664.	Hillsborough County, New Hampshire *
3665.	Manchester city, New Hampshire *
3666.	Merrimack County, New Hampshire *
3667.	Nashua city, New Hampshire *
3668.	Rochester city, New Hampshire *

3669.	Rockingham County, New Hampshire *
3670.	Strafford County, New Hampshire *
3671.	Sullivan County, New Hampshire *
3672.	Amherst town, New Hampshire
3673.	Bedford town, New Hampshire
3674.	Berlin city, New Hampshire
3675.	Claremont city, New Hampshire
3676.	Conway town, New Hampshire
3677.	Durham town, New Hampshire
3678.	Exeter town, New Hampshire
3679.	Goffstown town, New Hampshire
3680.	Hampton town, New Hampshire
3681.	Hanover town, New Hampshire
3682.	Hooksett town, New Hampshire
3683.	Hudson town, New Hampshire
3684.	Keene city, New Hampshire
3685.	Laconia city, New Hampshire
3686.	Lebanon city, New Hampshire
3687.	Londonderry town, New Hampshire
3688.	Merrimack town, New Hampshire
3689.	Milford town, New Hampshire
3690.	Pelham town, New Hampshire
3691.	Portsmouth city, New Hampshire
3692.	Raymond town, New Hampshire
3693.	Salem town, New Hampshire
3694.	Somersworth city, New Hampshire
3695.	Windham town, New Hampshire
3696.	Atlantic City city, New Jersey *
3697.	Atlantic County, New Jersey *
3698.	Bayonne city, New Jersey *
3699.	Belleville township, New Jersey *
3700.	Bergen County, New Jersey *
3701.	Berkeley township, New Jersey *

3702.	Bloomfield township, New Jersey *
3703.	Brick township, New Jersey *
3704.	Bridgewater township, New Jersey *
3705.	Burlington County, New Jersey *
3706.	Camden city, New Jersey *
3707.	Camden County, New Jersey *
3708.	Cape May County, New Jersey *
3709.	Cherry Hill township, New Jersey *
3710.	City of Orange township, New Jersey *
3711.	Clifton city, New Jersey *
3712.	Cumberland County, New Jersey *
3713.	Deptford township, New Jersey *
3714.	East Brunswick township, New Jersey *
3715.	East Orange city, New Jersey *
3716.	Edison township, New Jersey *
3717.	Egg Harbor township, New Jersey *
3718.	Elizabeth city, New Jersey *
3719.	Essex County, New Jersey *
3720.	Evesham township, New Jersey *
3721.	Ewing township, New Jersey *
3722.	Fair Lawn borough, New Jersey *
3723.	Fort Lee borough, New Jersey *
3724.	Franklin township, New Jersey *
3725.	Freehold township, New Jersey *
3726.	Galloway township, New Jersey *
3727.	Garfield city, New Jersey *
3728.	Gloucester County, New Jersey *
3729.	Gloucester township, New Jersey *
3730.	Hackensack city, New Jersey *
3731.	Hamilton township, New Jersey *
3732.	Hillsborough township, New Jersey *
3733.	Hoboken city, New Jersey *

3734.	Howell township, New Jersey *
3735.	Hudson County, New Jersey *
3736.	Hunterdon County, New Jersey *
3737.	Irvington township, New Jersey *
3738.	Jackson township, New Jersey *
3739.	Jersey City city, New Jersey *
3740.	Kearny town, New Jersey *
3741.	Lakewood township, New Jersey *
3742.	Lawrence township, New Jersey *
3743.	Linden city, New Jersey *
3744.	Livingston township, New Jersey *
3745.	Long Branch city, New Jersey *
3746.	Manalapan township, New Jersey *
3747.	Manchester township, New Jersey *
3748.	Marlboro township, New Jersey *
3749.	Mercer County, New Jersey *
3750.	Middlesex County, New Jersey *
3751.	Middletown township, New Jersey *
3752.	Monmouth County, New Jersey *
3753.	Monroe township, New Jersey *
3754.	Monroe township, New Jersey *
3755.	Montclair township, New Jersey *
3756.	Morris County, New Jersey *
3757.	Mount Laurel township, New Jersey *
3758.	New Brunswick city, New Jersey *
3759.	Newark city, New Jersey *
3760.	North Bergen township, New Jersey *
3761.	North Brunswick township, New Jersey *
3762.	Ocean County, New Jersey *
3763.	Old Bridge township, New Jersey *
3764.	Parsippany-Troy Hills township, New Jersey *

3765.	Passaic city, New Jersey *
3766.	Passaic County, New Jersey *
3767.	Paterson city, New Jersey *
3768.	Pennsauken township, New Jersey *
3769.	Perth Amboy city, New Jersey *
3770.	Piscataway township, New Jersey *
3771.	Plainfield city, New Jersey *
3772.	Princeton, New Jersey *
3773.	Salem County, New Jersey *
3774.	Sayreville borough, New Jersey *
3775.	Somerset County, New Jersey *
3776.	South Brunswick township, New Jersey *
3777.	Sussex County, New Jersey *
3778.	Teaneck township, New Jersey *
3779.	Toms River township, New Jersey *
3780.	Trenton city, New Jersey *
3781.	Union City city, New Jersey *
3782.	Union County, New Jersey *
3783.	Union township, New Jersey *
3784.	Vineland city, New Jersey *
3785.	Warren County, New Jersey *
3786.	Washington township, New Jersey *
3787.	Wayne township, New Jersey *
3788.	West New York town, New Jersey *
3789.	West Orange township, New Jersey *
3790.	Willingboro township, New Jersey *
3791.	Winslow township, New Jersey *
3792.	Woodbridge township, New Jersey *
3793.	Aberdeen township, New Jersey
3794.	Asbury Park city, New Jersey
3795.	Barnegat township, New Jersey
3796.	Beachwood borough, New Jersey
3797.	Bellmawr borough, New Jersey
3798.	Bergenfield borough, New Jersey

3799.	Berkeley Heights township, New Jersey
3800.	Bernards township, New Jersey
3801.	Bordentown township, New Jersey
3802.	Bound Brook borough, New Jersey
3803.	Branchburg township, New Jersey
3804.	Bridgeton city, New Jersey
3805.	Burlington township, New Jersey
3806.	Carteret borough, New Jersey
3807.	Cedar Grove township, New Jersey
3808.	Chatham township, New Jersey
3809.	Cinnaminson township, New Jersey
3810.	Clark township, New Jersey
3811.	Cliffside Park borough, New Jersey
3812.	Clinton township, New Jersey
3813.	Collingswood borough, New Jersey
3814.	Cranford township, New Jersey
3815.	Delran township, New Jersey
3816.	Denville township, New Jersey
3817.	Dover town, New Jersey
3818.	Dumont borough, New Jersey
3819.	East Greenwich township, New Jersey
3820.	East Hanover township, New Jersey
3821.	East Windsor township, New Jersey
3822.	Eatontown borough, New Jersey
3823.	Edgewater borough, New Jersey
3824.	Elmwood Park borough, New Jersey
3825.	Englewood city, New Jersey
3826.	Fairview borough, New Jersey
3827.	Florence township, New Jersey
3828.	Florham Park borough, New Jersey
3829.	Franklin Lakes borough, New Jersey
3830.	Franklin township, New Jersey

3831.	Freehold borough, New Jersey
3832.	Glassboro borough, New Jersey
3833.	Glen Rock borough, New Jersey
3834.	Gloucester City city, New Jersey
3835.	Guttenberg town, New Jersey
3836.	Haddon township, New Jersey
3837.	Haddonfield borough, New Jersey
3838.	Hamilton township, New Jersey
3839.	Hammonton town, New Jersey
3840.	Hanover township, New Jersey
3841.	Harrison town, New Jersey
3842.	Harrison township, New Jersey
3843.	Hasbrouck Heights borough, New Jersey
3844.	Hawthorne borough, New Jersey
3845.	Hazlet township, New Jersey
3846.	Highland Park borough, New Jersey
3847.	Hillsdale borough, New Jersey
3848.	Hillside township, New Jersey
3849.	Holmdel township, New Jersey
3850.	Hopatcong borough, New Jersey
3851.	Hopewell township, New Jersey
3852.	Jefferson township, New Jersey
3853.	Lacey township, New Jersey
3854.	Lincoln Park borough, New Jersey
3855.	Lindenwold borough, New Jersey
3856.	Little Egg Harbor township, New Jersey
3857.	Little Falls township, New Jersey
3858.	Little Ferry borough, New Jersey
3859.	Lodi borough, New Jersey
3860.	Lower township, New Jersey
3861.	Lumberton township, New Jersey
3862.	Lyndhurst township, New Jersey
3863.	Madison borough, New Jersey

3864.	Mahwah township, New Jersey
3865.	Mantua township, New Jersey
3866.	Manville borough, New Jersey
3867.	Maple Shade township, New Jersey
3868.	Maplewood township, New Jersey
3869.	Medford township, New Jersey
3870.	Metuchen borough, New Jersey
3871.	Middle township, New Jersey
3872.	Middlesex borough, New Jersey
3873.	Millburn township, New Jersey
3874.	Millstone township, New Jersey
3875.	Millville city, New Jersey
3876.	Montgomery township, New Jersey
3877.	Montville township, New Jersey
3878.	Moorestown township, New Jersey
3879.	Morris township, New Jersey
3880.	Morristown town, New Jersey
3881.	Mount Olive township, New Jersey
3882.	Neptune township, New Jersey
3883.	New Milford borough, New Jersey
3884.	New Providence borough, New Jersey
3885.	North Arlington borough, New Jersey
3886.	North Plainfield borough, New Jersey
3887.	Nutley township, New Jersey
3888.	Oakland borough, New Jersey
3889.	Ocean City city, New Jersey
3890.	Ocean township, New Jersey
3891.	Palisades Park borough, New Jersey
3892.	Paramus borough, New Jersey
3893.	Pemberton township, New Jersey
3894.	Pennsville township, New Jersey
3895.	Pequannock township, New Jersey
3896.	Phillipsburg town, New Jersey
3897.	Pine Hill borough, New Jersey

3898.	Plainsboro township, New Jersey
3899.	Pleasantville city, New Jersey
3900.	Point Pleasant borough, New Jersey
3901.	Pompton Lakes borough, New Jersey
3902.	Rahway city, New Jersey
3903.	Ramsey borough, New Jersey
3904.	Randolph township, New Jersey
3905.	Raritan township, New Jersey
3906.	Readington township, New Jersey
3907.	Red Bank borough, New Jersey
3908.	Ridgefield borough, New Jersey
3909.	Ridgefield Park village, New Jersey
3910.	Ridgewood village, New Jersey
3911.	Ringwood borough, New Jersey
3912.	River Edge borough, New Jersey
3913.	Robbinsville township, New Jersey
3914.	Rockaway township, New Jersey
3915.	Roselle borough, New Jersey
3916.	Roselle Park borough, New Jersey
3917.	Roxbury township, New Jersey
3918.	Rutherford borough, New Jersey
3919.	Saddle Brook township, New Jersey
3920.	Scotch Plains township, New Jersey
3921.	Secaucus town, New Jersey
3922.	Somers Point city, New Jersey
3923.	Somerville borough, New Jersey
3924.	South Orange Village township, New Jersey
3925.	South Plainfield borough, New Jersey
3926.	South River borough, New Jersey
3927.	Southampton township, New Jersey
3928.	Sparta township, New Jersey

3929.	Springfield township, New Jersey
3930.	Stafford township, New Jersey
3931.	Summit city, New Jersey
3932.	Tenafly borough, New Jersey
3933.	Tinton Falls borough, New Jersey
3934.	Totowa borough, New Jersey
3935.	Upper township, New Jersey
3936.	Vernon township, New Jersey
3937.	Verona township, New Jersey
3938.	Voorhees township, New Jersey
3939.	Waldwick borough, New Jersey
3940.	Wall township, New Jersey
3941.	Wallington borough, New Jersey
3942.	Wanaque borough, New Jersey
3943.	Wantage township, New Jersey
3944.	Warren township, New Jersey
3945.	Washington township, New Jersey
3946.	Waterford township, New Jersey
3947.	Weehawken township, New Jersey
3948.	West Caldwell township, New Jersey
3949.	West Deptford township, New Jersey
3950.	West Milford township, New Jersey
3951.	West Windsor township, New Jersey
3952.	Westfield town, New Jersey
3953.	Westwood borough, New Jersey
3954.	Woodland Park borough, New Jersey
3955.	Woolwich township, New Jersey
3956.	Wyckoff township, New Jersey
3957.	Alamogordo city, New Mexico *
3958.	Albuquerque city, New Mexico *
3959.	Bernalillo County, New Mexico *
3960.	Chaves County, New Mexico *

3961.	Clovis city, New Mexico *
3962.	Curry County, New Mexico *
3963.	Doña Ana County, New Mexico *
3964.	Eddy County, New Mexico *
3965.	Farmington city, New Mexico *
3966.	Hobbs city, New Mexico *
3967.	Las Cruces city, New Mexico *
3968.	Lea County, New Mexico *
3969.	McKinley County, New Mexico *
3970.	Otero County, New Mexico *
3971.	Rio Arriba County, New Mexico *
3972.	Rio Rancho city, New Mexico *
3973.	Roswell city, New Mexico *
3974.	San Juan County, New Mexico *
3975.	Sandoval County, New Mexico *
3976.	Santa Fe city, New Mexico *
3977.	Santa Fe County, New Mexico *
3978.	Taos County, New Mexico *
3979.	Valencia County, New Mexico *
3980.	Artesia city, New Mexico
3981.	Bernalillo town, New Mexico
3982.	Carlsbad city, New Mexico
3983.	Cibola County, New Mexico
3984.	Colfax County, New Mexico
3985.	Deming city, New Mexico
3986.	Española city, New Mexico
3987.	Gallup city, New Mexico
3988.	Grant County, New Mexico
3989.	Las Vegas city, New Mexico
3990.	Lincoln County, New Mexico
3991.	Los Alamos County, New Mexico
3992.	Los Lunas village, New Mexico
3993.	Lovington city, New Mexico
3994.	Luna County, New Mexico
3995.	Portales city, New Mexico
3996.	Roosevelt County, New Mexico
3997.	San Miguel County, New Mexico
3998.	Sierra County, New Mexico
3999.	Socorro County, New Mexico

4000.	Sunland Park city, New Mexico
4001.	Torrance County, New Mexico
4002.	Albany city, New York *
4003.	Albany County, New York *
4004.	Allegany County, New York *
4005.	Amherst town, New York *
4006.	Babylon town, New York *
4007.	Bethlehem town, New York *
4008.	Binghamton city, New York *
4009.	Brighton town, New York *
4010.	Brookhaven town, New York *
4011.	Broome County, New York *
4012.	Buffalo city, New York *
4013.	Carmel town, New York *
4014.	Cattaraugus County, New York *
4015.	Cayuga County, New York *
4016.	Chautauqua County, New York *
4017.	Cheektowaga town, New York *
4018.	Chemung County, New York *
4019.	Chenango County, New York *
4020.	Cicero town, New York *
4021.	Clarence town, New York *
4022.	Clarkstown town, New York *
4023.	Clay town, New York *
4024.	Clifton Park town, New York *
4025.	Clinton County, New York *
4026.	Colonie town, New York *
4027.	Columbia County, New York *
4028.	Cortland County, New York *
4029.	Cortlandt town, New York *
4030.	Delaware County, New York *
4031.	Dutchess County, New York *
4032.	Eastchester town, New York *
4033.	Erie County, New York *
4034.	Essex County, New York *
4035.	Franklin County, New York *
4036.	Freeport village, New York *
4037.	Fulton County, New York *
4038.	Genesee County, New York *
4039.	Greece town, New York *
4040.	Greenburgh town, New York *
4041.	Greene County, New York *
4042.	Guilderland town, New York *
4043.	Hamburg town, New York *

4044.	Haverstraw town, New York *
4045.	Hempstead town, New York *
4046.	Hempstead village, New York *
4047.	Henrietta town, New York *
4048.	Herkimer County, New York *
4049.	Huntington town, New York *
4050.	Irondequoit town, New York *
4051.	Islip town, New York *
4052.	Ithaca city, New York *
4053.	Jefferson County, New York *
4054.	Lancaster town, New York *
4055.	Livingston County, New York *
4056.	Long Beach city, New York *
4057.	Madison County, New York *
4058.	Manlius town, New York *
4059.	Monroe County, New York *
4060.	Montgomery County, New York *
4061.	Mount Pleasant town, New York *
4062.	Mount Vernon city, New York *
4063.	Nassau County, New York *
4064.	New Rochelle city, New York *
4065.	New York city / Bronx County / Kings County / New York County / Queens County / Richmond County, New York *
4066.	Newburgh town, New York *
4067.	Niagara County, New York *
4068.	Niagara Falls city, New York *
4069.	North Hempstead town, New York *
4070.	North Tonawanda city, New York *
4071.	Oneida County, New York *
4072.	Onondaga County, New York *
4073.	Ontario County, New York *
4074.	Orange County, New York *
4075.	Orangetown town, New York *
4076.	Orleans County, New York *
4077.	Ossining town, New York *
4078.	Oswego County, New York *
4079.	Otsego County, New York *
4080.	Oyster Bay town, New York *
4081.	Penfield town, New York *
4082.	Perinton town, New York *

4083.	Poughkeepsie city, New York *
4084.	Poughkeepsie town, New York *
4085.	Putnam County, New York *
4086.	Ramapo town, New York *
4087.	Rensselaer County, New York *
4088.	Riverhead town, New York *
4089.	Rochester city, New York *
4090.	Rockland County, New York *
4091.	Rome city, New York *
4092.	Rye town, New York *
4093.	Salina town, New York *
4094.	Saratoga County, New York *
4095.	Schenectady city, New York *
4096.	Schenectady County, New York *
4097.	Schoharie County, New York *
4098.	Seneca County, New York *
4099.	Smithtown town, New York *
4100.	Southampton town, New York *
4101.	Spring Valley village, New York *
4102.	St. Lawrence County, New York *
4103.	Steuben County, New York *
4104.	Suffolk County, New York *
4105.	Sullivan County, New York *
4106.	Syracuse city, New York *
4107.	Tioga County, New York *
4108.	Tompkins County, New York *
4109.	Tonawanda town, New York *
4110.	Troy city, New York *
4111.	Ulster County, New York *
4112.	Union town, New York *
4113.	Utica city, New York *
4114.	Valley Stream village, New York *
4115.	Warren County, New York *
4116.	Warwick town, New York *
4117.	Washington County, New York *
4118.	Wayne County, New York *
4119.	Webster town, New York *
4120.	West Seneca town, New York *
4121.	Westchester County, New York *
4122.	White Plains city, New York *

4123.	Wyoming County, New York *
4124.	Yonkers city, New York *
4125.	Yorktown town, New York *
4126.	Amsterdam city, New York
4127.	Arcadia town, New York
4128.	Auburn city, New York
4129.	Aurora town, New York
4130.	Babylon village, New York
4131.	Ballston town, New York
4132.	Batavia city, New York
4133.	Bath town, New York
4134.	Beacon city, New York
4135.	Bedford town, New York
4136.	Beekman town, New York
4137.	Blooming Grove town, New York
4138.	Brunswick town, New York
4139.	Camillus town, New York
4140.	Canandaigua city, New York
4141.	Canandaigua town, New York
4142.	Canton town, New York
4143.	Catskill town, New York
4144.	Chenango town, New York
4145.	Chester town, New York
4146.	Chili town, New York
4147.	Cohoes city, New York
4148.	Corning city, New York
4149.	Cornwall town, New York
4150.	Cortland city, New York
4151.	De Witt town, New York
4152.	Depew village, New York
4153.	Dobbs Ferry village, New York
4154.	Dryden town, New York
4155.	Dunkirk city, New York
4156.	East Fishkill town, New York
4157.	East Greenbush town, New York
4158.	East Hampton town, New York
4159.	Elma town, New York
4160.	Elmira city, New York
4161.	Endicott village, New York
4162.	Evans town, New York
4163.	Fallsburg town, New York
4164.	Farmington town, New York
4165.	Fishkill town, New York
4166.	Floral Park village, New York
4167.	Fredonia village, New York
4168.	Fulton city, New York
4169.	Garden City village, New York
4170.	Gates town, New York

4171.	Geddes town, New York
4172.	Geneseo town, New York
4173.	Geneva city, New York
4174.	German Flatts town, New York
4175.	Glen Cove city, New York
4176.	Glens Falls city, New York
4177.	Glenville town, New York
4178.	Gloversville city, New York
4179.	Goshen town, New York
4180.	Grand Island town, New York
4181.	Great Neck village, New York
4182.	Halfmoon town, New York
4183.	Harrison town, New York
4184.	Harrison village, New York
4185.	Haverstraw village, New York
4186.	Highlands town, New York
4187.	Horseheads town, New York
4188.	Hyde Park town, New York
4189.	Ithaca town, New York
4190.	Jamestown city, New York
4191.	Johnson City village, New York
4192.	Kenmore village, New York
4193.	Kent town, New York
4194.	Kingsbury town, New York
4195.	Kingston city, New York
4196.	Kirkland town, New York
4197.	Kiryas Joel village, New York
4198.	La Grange town, New York
4199.	Lackawanna city, New York
4200.	Lake Grove village, New York
4201.	Lancaster village, New York
4202.	Lansing town, New York
4203.	Le Ray town, New York
4204.	Lewis County, New York
4205.	Lewisboro town, New York
4206.	Lewiston town, New York
4207.	Lindenhurst village, New York
4208.	Lloyd town, New York
4209.	Lockport city, New York
4210.	Lockport town, New York
4211.	Lynbrook village, New York
4212.	Lysander town, New York
4213.	Malone town, New York
4214.	Malta town, New York
4215.	Mamakating town, New York
4216.	Mamaroneck town, New York
4217.	Mamaroneck village, New York
4218.	Massapequa Park village, New York
4219.	Massena town, New York

4220.	Massena village, New York
4221.	Middletown city, New York
4222.	Milton town, New York
4223.	Mineola village, New York
4224.	Monroe town, New York
4225.	Montgomery town, New York
4226.	Moreau town, New York
4227.	Mount Kisco village / Mount Kisco town, New York
4228.	New Castle town, New York
4229.	New Hartford town, New York
4230.	New Paltz town, New York
4231.	New Windsor town, New York
4232.	Newburgh city, New York
4233.	Niskayuna town, New York
4234.	North Castle town, New York
4235.	North Greenbush town, New York
4236.	Ogden town, New York
4237.	Ogdensburg city, New York
4238.	Olean city, New York
4239.	Oneida city, New York
4240.	Oneonta city, New York
4241.	Onondaga town, New York
4242.	Ontario town, New York
4243.	Orchard Park town, New York
4244.	Ossining village, New York
4245.	Oswego city, New York
4246.	Owego town, New York
4247.	Palm Tree town, New York
4248.	Parma town, New York
4249.	Patchogue village, New York
4250.	Patterson town, New York
4251.	Peekskill city, New York
4252.	Pelham town, New York
4253.	Pittsford town, New York
4254.	Plattekill town, New York
4255.	Plattsburgh city, New York
4256.	Plattsburgh town, New York
4257.	Pomfret town, New York
4258.	Port Chester village, New York
4259.	Potsdam town, New York
4260.	Putnam Valley town, New York
4261.	Queensbury town, New York
4262.	Red Hook town, New York
4263.	Rockville Centre village, New York
4264.	Rotterdam town, New York
4265.	Rye city, New York

4266.	Saratoga Springs city, New York
4267.	Saugerties town, New York
4268.	Scarsdale village / Scarsdale town, New York
4269.	Schodack town, New York
4270.	Schuyler County, New York
4271.	Shawangunk town, New York
4272.	Sleepy Hollow village, New York
4273.	Somers town, New York
4274.	Southeast town, New York
4275.	Southold town, New York
4276.	Stony Point town, New York
4277.	Suffern village, New York
4278.	Sullivan town, New York
4279.	Sweden town, New York
4280.	Tarrytown village, New York
4281.	Thompson town, New York
4282.	Tonawanda city, New York
4283.	Ulster town, New York
4284.	Van Buren town, New York
4285.	Vestal town, New York
4286.	Victor town, New York
4287.	Wallkill town, New York
4288.	Wappinger town, New York
4289.	Watertown city, New York
4290.	Wawarsing town, New York
4291.	West Haverstraw village, New York
4292.	Westbury village, New York
4293.	Wheatfield town, New York
4294.	Whitestown town, New York
4295.	Wilton town, New York
4296.	Woodbury town, New York
4297.	Woodbury village, New York
4298.	Yates County, New York
4299.	Alamance County, North Carolina *
4300.	Alexander County, North Carolina *
4301.	Apex town, North Carolina *
4302.	Asheville city, North Carolina *
4303.	Beaufort County, North Carolina *
4304.	Bladen County, North Carolina *
4305.	Brunswick County, North Carolina *
4306.	Buncombe County, North Carolina *
4307.	Burke County, North Carolina *

4308.	Burlington city, North Carolina *
4309.	Cabarrus County, North Carolina *
4310.	Caldwell County, North Carolina *
4311.	Carteret County, North Carolina *
4312.	Cary town, North Carolina *
4313.	Catawba County, North Carolina *
4314.	Chapel Hill town, North Carolina *
4315.	Charlotte city, North Carolina *
4316.	Chatham County, North Carolina *
4317.	Cleveland County, North Carolina *
4318.	Columbus County, North Carolina *
4319.	Concord city, North Carolina *
4320.	Cornelius town, North Carolina *
4321.	Craven County, North Carolina *
4322.	Cumberland County, North Carolina *
4323.	Dare County, North Carolina *
4324.	Davidson County, North Carolina *
4325.	Davie County, North Carolina *
4326.	Duplin County, North Carolina *
4327.	Durham city, North Carolina *
4328.	Durham County, North Carolina *
4329.	Edgecombe County, North Carolina *
4330.	Fayetteville city, North Carolina *
4331.	Forsyth County, North Carolina *
4332.	Franklin County, North Carolina *
4333.	Fuquay-Varina town, North Carolina *
4334.	Garner town, North Carolina *
4335.	Gaston County, North Carolina *
4336.	Gastonia city, North Carolina *

4337.	Goldsboro city, North Carolina *
4338.	Granville County, North Carolina *
4339.	Greensboro city, North Carolina *
4340.	Greenville city, North Carolina *
4341.	Guilford County, North Carolina *
4342.	Halifax County, North Carolina *
4343.	Harnett County, North Carolina *
4344.	Haywood County, North Carolina *
4345.	Henderson County, North Carolina *
4346.	Hickory city, North Carolina *
4347.	High Point city, North Carolina *
4348.	Hoke County, North Carolina *
4349.	Holly Springs town, North Carolina *
4350.	Huntersville town, North Carolina *
4351.	Indian Trail town, North Carolina *
4352.	Iredell County, North Carolina *
4353.	Jackson County, North Carolina *
4354.	Jacksonville city, North Carolina *
4355.	Johnston County, North Carolina *
4356.	Kannapolis city, North Carolina *
4357.	Lee County, North Carolina *
4358.	Lenoir County, North Carolina *
4359.	Lincoln County, North Carolina *
4360.	Macon County, North Carolina *
4361.	Matthews town, North Carolina *
4362.	McDowell County, North Carolina *
4363.	Mecklenburg County, North Carolina *
4364.	Monroe city, North Carolina *

4365.	Moore County, North Carolina *
4366.	Mooresville town, North Carolina *
4367.	Nash County, North Carolina *
4368.	New Hanover County, North Carolina *
4369.	Onslow County, North Carolina *
4370.	Orange County, North Carolina *
4371.	Pasquotank County, North Carolina *
4372.	Pender County, North Carolina *
4373.	Person County, North Carolina *
4374.	Pitt County, North Carolina *
4375.	Raleigh city, North Carolina *
4376.	Randolph County, North Carolina *
4377.	Richmond County, North Carolina *
4378.	Robeson County, North Carolina *
4379.	Rockingham County, North Carolina *
4380.	Rocky Mount city, North Carolina *
4381.	Rowan County, North Carolina *
4382.	Rutherford County, North Carolina *
4383.	Salisbury city, North Carolina *
4384.	Sampson County, North Carolina *
4385.	Sanford city, North Carolina *
4386.	Scotland County, North Carolina *
4387.	Stanly County, North Carolina *
4388.	Stokes County, North Carolina *
4389.	Surry County, North Carolina *
4390.	Transylvania County, North Carolina *
4391.	Union County, North Carolina *
4392.	Vance County, North Carolina *

4393.	Wake County, North Carolina *
4394.	Wake Forest town, North Carolina *
4395.	Watauga County, North Carolina *
4396.	Wayne County, North Carolina *
4397.	Wilkes County, North Carolina *
4398.	Wilmington city, North Carolina *
4399.	Wilson city, North Carolina *
4400.	Wilson County, North Carolina *
4401.	Winston-Salem city, North Carolina *
4402.	Yadkin County, North Carolina *
4403.	Albemarle city, North Carolina
4404.	Alleghany County, North Carolina
4405.	Anson County, North Carolina
4406.	Archdale city, North Carolina
4407.	Ashe County, North Carolina
4408.	Asheboro city, North Carolina
4409.	Avery County, North Carolina
4410.	Belmont city, North Carolina
4411.	Bertie County, North Carolina
4412.	Boone town, North Carolina
4413.	Camden County, North Carolina
4414.	Carrboro town, North Carolina
4415.	Caswell County, North Carolina
4416.	Cherokee County, North Carolina
4417.	Chowan County, North Carolina
4418.	Clay County, North Carolina
4419.	Clayton town, North Carolina
4420.	Clemmons village, North Carolina
4421.	Currituck County, North Carolina
4422.	Davidson town, North Carolina
4423.	Eden city, North Carolina
4424.	Elizabeth City city, North Carolina
4425.	Elon town, North Carolina
4426.	Gates County, North Carolina
4427.	Graham city, North Carolina

4428.	Greene County, North Carolina
4429.	Harrisburg town, North Carolina
4430.	Havelock city, North Carolina
4431.	Henderson city, North Carolina
4432.	Hendersonville city, North Carolina
4433.	Hertford County, North Carolina
4434.	Hope Mills town, North Carolina
4435.	Kernersville town, North Carolina
4436.	Kings Mountain city, North Carolina
4437.	Kinston city, North Carolina
4438.	Knightdale town, North Carolina
4439.	Laurinburg city, North Carolina
4440.	Leland town, North Carolina
4441.	Lenoir city, North Carolina
4442.	Lewisville town, North Carolina
4443.	Lexington city, North Carolina
4444.	Lincolnton city, North Carolina
4445.	Lumberton city, North Carolina
4446.	Madison County, North Carolina
4447.	Martin County, North Carolina
4448.	Mebane city, North Carolina
4449.	Mint Hill town, North Carolina
4450.	Mitchell County, North Carolina
4451.	Montgomery County, North Carolina
4452.	Morganton city, North Carolina
4453.	Morrisville town, North Carolina
4454.	Mount Airy city, North Carolina
4455.	Mount Holly city, North Carolina
4456.	New Bern city, North Carolina
4457.	Newton city, North Carolina
4458.	Northampton County, North Carolina

4459.	Pamlico County, North Carolina
4460.	Perquimans County, North Carolina
4461.	Pinehurst village, North Carolina
4462.	Polk County, North Carolina
4463.	Reidsville city, North Carolina
4464.	Roanoke Rapids city, North Carolina
4465.	Shelby city, North Carolina
4466.	Smithfield town, North Carolina
4467.	Southern Pines town, North Carolina
4468.	Spring Lake town, North Carolina
4469.	Stallings town, North Carolina
4470.	Statesville city, North Carolina
4471.	Summerfield town, North Carolina
4472.	Swain County, North Carolina
4473.	Tarboro town, North Carolina
4474.	Thomasville city, North Carolina
4475.	Warren County, North Carolina
4476.	Washington County, North Carolina
4477.	Waxhaw town, North Carolina
4478.	Waynesville town, North Carolina
4479.	Weddington town, North Carolina
4480.	Yancey County, North Carolina
4481.	Bismarck city, North Dakota *
4482.	Burleigh County, North Dakota *
4483.	Cass County, North Dakota *
4484.	Fargo city, North Dakota *
4485.	Grand Forks city, North Dakota *
4486.	Grand Forks County, North Dakota *
4487.	Minot city, North Dakota *
4488.	Morton County, North Dakota *
4489.	Stark County, North Dakota *
4490.	Ward County, North Dakota *
4491.	West Fargo city, North Dakota *
4492.	Williams County, North Dakota *

4493.	Barnes County, North Dakota
4494.	Dickinson city, North Dakota
4495.	Jamestown city, North Dakota
4496.	Mandan city, North Dakota
4497.	McKenzie County, North Dakota
4498.	Mountrail County, North Dakota
4499.	Ramsey County, North Dakota
4500.	Richland County, North Dakota
4501.	Rolette County, North Dakota
4502.	Stutsman County, North Dakota
4503.	Walsh County, North Dakota
4504.	Williston city, North Dakota
4505.	Akron city, Ohio *
4506.	Allen County, Ohio *
4507.	Anderson township, Ohio *
4508.	Ashland County, Ohio *
4509.	Ashtabula County, Ohio *
4510.	Athens County, Ohio *
4511.	Athens township, Ohio *
4512.	Auglaize County, Ohio *
4513.	Austintown township, Ohio *
4514.	Bath township, Ohio *
4515.	Beavercreek city, Ohio *
4516.	Beavercreek township, Ohio *
4517.	Belmont County, Ohio *
4518.	Boardman township, Ohio *
4519.	Bowling Green city, Ohio *
4520.	Brown County, Ohio *
4521.	Brunswick city, Ohio *
4522.	Butler County, Ohio *
4523.	Canton city, Ohio *
4524.	Champaign County, Ohio *
4525.	Cincinnati city, Ohio *
4526.	Clark County, Ohio *
4527.	Clear Creek township, Ohio *
4528.	Clermont County, Ohio *
4529.	Cleveland city, Ohio *
4530.	Cleveland Heights city, Ohio *
4531.	Clinton County, Ohio *
4532.	Colerain township, Ohio *
4533.	Columbiana County, Ohio *
4534.	Columbus city, Ohio *
4535.	Concord township, Ohio *
4536.	Coshocton County, Ohio *
4537.	Crawford County, Ohio *
4538.	Cuyahoga County, Ohio *
4539.	Cuyahoga Falls city, Ohio *
4540.	Darke County, Ohio *
4541.	Dayton city, Ohio *
4542.	Deerfield township, Ohio *

4543.	Defiance County, Ohio *
4544.	Delaware city, Ohio *
4545.	Delaware County, Ohio *
4546.	Dublin city, Ohio *
4547.	Elyria city, Ohio *
4548.	Erie County, Ohio *
4549.	Euclid city, Ohio *
4550.	Fairborn city, Ohio *
4551.	Fairfield city, Ohio *
4552.	Fairfield County, Ohio *
4553.	Findlay city, Ohio *
4554.	Franklin County, Ohio *
4555.	Franklin township, Ohio *
4556.	Fulton County, Ohio *
4557.	Gahanna city, Ohio *
4558.	Geauga County, Ohio *
4559.	Green township, Ohio *
4560.	Greene County, Ohio *
4561.	Grove City city, Ohio *
4562.	Guernsey County, Ohio *
4563.	Hamilton city, Ohio *
4564.	Hamilton County, Ohio *
4565.	Hancock County, Ohio *
4566.	Hardin County, Ohio *
4567.	Highland County, Ohio *
4568.	Hilliard city, Ohio *
4569.	Holmes County, Ohio *
4570.	Huber Heights city, Ohio *
4571.	Huron County, Ohio *
4572.	Jackson County, Ohio *
4573.	Jackson township, Ohio *
4574.	Jackson township, Ohio *
4575.	Jefferson County, Ohio *
4576.	Kettering city, Ohio *
4577.	Knox County, Ohio *
4578.	Lake County, Ohio *
4579.	Lakewood city, Ohio *
4580.	Lancaster city, Ohio *
4581.	Lawrence County, Ohio *
4582.	Liberty township, Ohio *
4583.	Liberty township, Ohio *
4584.	Licking County, Ohio *
4585.	Lima city, Ohio *
4586.	Logan County, Ohio *
4587.	Lorain city, Ohio *
4588.	Lorain County, Ohio *
4589.	Lucas County, Ohio *
4590.	Madison County, Ohio *
4591.	Mahoning County, Ohio *
4592.	Mansfield city, Ohio *
4593.	Marion city, Ohio *
4594.	Marion County, Ohio *
4595.	Marion township, Ohio *
4596.	Mason city, Ohio *

4597.	Massillon city, Ohio *
4598.	Medina County, Ohio *
4599.	Mentor city, Ohio *
4600.	Mercer County, Ohio *
4601.	Miami County, Ohio *
4602.	Miami township, Ohio *
4603.	Miami township, Ohio *
4604.	Middletown city, Ohio *
4605.	Mifflin township, Ohio *
4606.	Montgomery County, Ohio *
4607.	Morrow County, Ohio *
4608.	Muskingum County, Ohio *
4609.	Newark city, Ohio *
4610.	North Olmsted city, Ohio *
4611.	North Ridgeville city, Ohio *
4612.	North Royalton city, Ohio *
4613.	Norwich township, Ohio *
4614.	Orange township, Ohio *
4615.	Ottawa County, Ohio *
4616.	Parma city, Ohio *
4617.	Perry County, Ohio *
4618.	Pickaway County, Ohio *
4619.	Plain township, Ohio *
4620.	Portage County, Ohio *
4621.	Preble County, Ohio *
4622.	Putnam County, Ohio *
4623.	Reynoldsburg city, Ohio *
4624.	Richland County, Ohio *
4625.	Ross County, Ohio *
4626.	Sandusky County, Ohio *
4627.	Scioto County, Ohio *
4628.	Seneca County, Ohio *
4629.	Shelby County, Ohio *
4630.	Springfield city, Ohio *
4631.	Springfield township, Ohio *
4632.	Stark County, Ohio *
4633.	Stow city, Ohio *
4634.	Strongsville city, Ohio *
4635.	Summit County, Ohio *
4636.	Sylvania township, Ohio *
4637.	Toledo city, Ohio *
4638.	Trumbull County, Ohio *
4639.	Tuscarawas County, Ohio *
4640.	Union County, Ohio *
4641.	Union township, Ohio *
4642.	Upper Arlington city, Ohio *
4643.	Violet township, Ohio *
4644.	Warren city, Ohio *
4645.	Warren County, Ohio *
4646.	Washington County, Ohio *
4647.	Washington township, Ohio *
4648.	Washington township, Ohio *
4649.	Wayne County, Ohio *

4650.	West Chester township, Ohio *
4651.	Westerville city, Ohio *
4652.	Westlake city, Ohio *
4653.	Williams County, Ohio *
4654.	Wood County, Ohio *
4655.	Youngstown city, Ohio *
4656.	Adams County, Ohio
4657.	Alliance city, Ohio
4658.	American township, Ohio
4659.	Amherst city, Ohio
4660.	Ashland city, Ohio
4661.	Ashtabula city, Ohio
4662.	Ashtabula township, Ohio
4663.	Athens city, Ohio
4664.	Aurora city, Ohio
4665.	Avon city, Ohio
4666.	Avon Lake city, Ohio
4667.	Bainbridge township, Ohio
4668.	Barberton city, Ohio
4669.	Batavia township, Ohio
4670.	Bay Village city, Ohio
4671.	Beachwood city, Ohio
4672.	Bedford city, Ohio
4673.	Bedford Heights city, Ohio
4674.	Bellefontaine city, Ohio
4675.	Berea city, Ohio
4676.	Bethel township, Ohio
4677.	Bexley city, Ohio
4678.	Blue Ash city, Ohio
4679.	Brecksville city, Ohio
4680.	Brimfield township, Ohio
4681.	Broadview Heights city, Ohio
4682.	Brook Park city, Ohio
4683.	Brooklyn city, Ohio
4684.	Brunswick Hills township, Ohio
4685.	Bucyrus city, Ohio
4686.	Cambridge city, Ohio
4687.	Cambridge township, Ohio
4688.	Canfield township, Ohio
4689.	Canton township, Ohio
4690.	Carroll County, Ohio
4691.	Celina city, Ohio
4692.	Centerville city, Ohio
4693.	Chester township, Ohio
4694.	Chillicothe city, Ohio
4695.	Chippewa township, Ohio
4696.	Circleville city, Ohio
4697.	Clayton city, Ohio
4698.	Clinton township, Ohio
4699.	Concord township, Ohio
4700.	Concord township, Ohio
4701.	Conneaut city, Ohio

4702.	Copley township, Ohio
4703.	Coshocton city, Ohio
4704.	Coventry township, Ohio
4705.	Defiance city, Ohio
4706.	Defiance township, Ohio
4707.	Delhi township, Ohio
4708.	Dover city, Ohio
4709.	Duchouquet township, Ohio
4710.	East Cleveland city, Ohio
4711.	East Liverpool city, Ohio
4712.	Eastlake city, Ohio
4713.	Englewood city, Ohio
4714.	Etna township, Ohio
4715.	Fairfield township, Ohio
4716.	Fairview Park city, Ohio
4717.	Falls township, Ohio
4718.	Fayette County, Ohio
4719.	Forest Park city, Ohio
4720.	Fostoria city, Ohio
4721.	Franklin city, Ohio
4722.	Franklin township, Ohio
4723.	Fremont city, Ohio
4724.	Gallia County, Ohio
4725.	Garfield Heights city, Ohio
4726.	Geneva township, Ohio
4727.	Genoa township, Ohio
4728.	Goshen township, Ohio
4729.	Granville township, Ohio
4730.	Green city, Ohio
4731.	Green township, Ohio
4732.	Greenville city, Ohio
4733.	Greenville township, Ohio
4734.	Hamilton township, Ohio
4735.	Harrison city, Ohio
4736.	Harrison County, Ohio
4737.	Harrison township, Ohio
4738.	Harrison township, Ohio
4739.	Heath city, Ohio
4740.	Henry County, Ohio
4741.	Hocking County, Ohio
4742.	Howland township, Ohio
4743.	Hubbard township, Ohio
4744.	Hudson city, Ohio
4745.	Huron township, Ohio
4746.	Ironton city, Ohio
4747.	Jefferson township, Ohio
4748.	Jefferson township, Ohio
4749.	Kent city, Ohio
4750.	Lake township, Ohio
4751.	Lake township, Ohio
4752.	Lake township, Ohio
4753.	Lawrence township, Ohio
4754.	Lebanon city, Ohio
4755.	Lemon township, Ohio

4756.	Liberty township, Ohio
4757.	Liberty township, Ohio
4758.	London city, Ohio
4759.	Loveland city, Ohio
4760.	Lyndhurst city, Ohio
4761.	Macedonia city, Ohio
4762.	Mad River township, Ohio
4763.	Madison township, Ohio
4764.	Madison township, Ohio
4765.	Madison township, Ohio
4766.	Maple Heights city, Ohio
4767.	Marietta city, Ohio
4768.	Marysville city, Ohio
4769.	Maumee city, Ohio
4770.	Mayfield Heights city, Ohio
4771.	Medina city, Ohio
4772.	Meigs County, Ohio
4773.	Miami township, Ohio
4774.	Miamisburg city, Ohio
4775.	Middleburg Heights city, Ohio
4776.	Monclova township, Ohio
4777.	Monroe city, Ohio
4778.	Monroe County, Ohio
4779.	Monroe township, Ohio
4780.	Montgomery city, Ohio
4781.	Montville township, Ohio
4782.	Moorefield township, Ohio
4783.	Morgan County, Ohio
4784.	Mount Vernon city, Ohio
4785.	New Albany city, Ohio
4786.	New Franklin city, Ohio
4787.	New Philadelphia city, Ohio
4788.	Niles city, Ohio
4789.	Noble County, Ohio
4790.	North Canton city, Ohio
4791.	Norton city, Ohio
4792.	Norwalk city, Ohio
4793.	Norwood city, Ohio
4794.	Olmsted township, Ohio
4795.	Oregon city, Ohio
4796.	Oxford city, Ohio
4797.	Oxford township, Ohio
4798.	Painesville city, Ohio
4799.	Painesville township, Ohio
4800.	Paris township, Ohio
4801.	Parma Heights city, Ohio
4802.	Pataskala city, Ohio
4803.	Paulding County, Ohio
4804.	Pease township, Ohio
4805.	Perkins township, Ohio
4806.	Perry township, Ohio
4807.	Perry township, Ohio
4808.	Perrysburg city, Ohio
4809.	Perrysburg township, Ohio

4810.	Pickerington city, Ohio
4811.	Pierce township, Ohio
4812.	Pike County, Ohio
4813.	Piqua city, Ohio
4814.	Plain township, Ohio
4815.	Pleasant township, Ohio
4816.	Poland township, Ohio
4817.	Portsmouth city, Ohio
4818.	Powell city, Ohio
4819.	Prairie township, Ohio
4820.	Ravenna city, Ohio
4821.	Reading city, Ohio
4822.	Richland township, Ohio
4823.	Richmond Heights city, Ohio
4824.	Riverside city, Ohio
4825.	Rocky River city, Ohio
4826.	Sagamore Hills township, Ohio
4827.	Salem city, Ohio
4828.	Sandusky city, Ohio
4829.	Scioto township, Ohio
4830.	Scioto township, Ohio
4831.	Seven Hills city, Ohio
4832.	Shaker Heights city, Ohio
4833.	Sharon township, Ohio
4834.	Sharonville city, Ohio
4835.	Shawnee township, Ohio
4836.	Sidney city, Ohio
4837.	Solon city, Ohio
4838.	South Euclid city, Ohio
4839.	Springboro city, Ohio
4840.	Springdale city, Ohio
4841.	Springfield township, Ohio
4842.	Springfield township, Ohio
4843.	Springfield township, Ohio
4844.	Springfield township, Ohio
4845.	St. Marys township, Ohio
4846.	Steubenville city, Ohio
4847.	Streetsboro city, Ohio
4848.	Struthers city, Ohio
4849.	Sycamore township, Ohio
4850.	Sylvania city, Ohio
4851.	Symmes township, Ohio
4852.	Tallmadge city, Ohio
4853.	Tiffin city, Ohio
4854.	Tipp City city, Ohio
4855.	Trenton city, Ohio
4856.	Trotwood city, Ohio
4857.	Troy city, Ohio
4858.	Truro township, Ohio
4859.	Turtlecreek township, Ohio
4860.	Twinsburg city, Ohio
4861.	Union township, Ohio
4862.	Union township, Ohio

4863.	University Heights city, Ohio
4864.	Upper township, Ohio
4865.	Urbana city, Ohio
4866.	Urbana township, Ohio
4867.	Van Wert city, Ohio
4868.	Van Wert County, Ohio
4869.	Vandalia city, Ohio
4870.	Vermilion city, Ohio
4871.	Vinton County, Ohio
4872.	Wadsworth city, Ohio
4873.	Warrensville Heights city, Ohio
4874.	Washington Court House city, Ohio
4875.	Weathersfield township, Ohio
4876.	West Carrollton city, Ohio
4877.	Whitehall city, Ohio
4878.	Wickliffe city, Ohio
4879.	Willoughby city, Ohio
4880.	Willowick city, Ohio
4881.	Wilmington city, Ohio
4882.	Wooster city, Ohio
4883.	Worthington city, Ohio
4884.	Wyandot County, Ohio
4885.	Xenia city, Ohio
4886.	Zanesville city, Ohio
4887.	Bartlesville city, Oklahoma *
4888.	Broken Arrow city, Oklahoma *
4889.	Bryan County, Oklahoma *
4890.	Canadian County, Oklahoma *
4891.	Carter County, Oklahoma *
4892.	Cherokee County, Oklahoma *
4893.	Cleveland County, Oklahoma *
4894.	Comanche County, Oklahoma *
4895.	Creek County, Oklahoma *
4896.	Delaware County, Oklahoma *
4897.	Edmond city, Oklahoma *
4898.	Enid city, Oklahoma *
4899.	Garfield County, Oklahoma *
4900.	Grady County, Oklahoma *
4901.	Kay County, Oklahoma *
4902.	Lawton city, Oklahoma *
4903.	Le Flore County, Oklahoma *
4904.	Lincoln County, Oklahoma *
4905.	Logan County, Oklahoma *
4906.	Mayes County, Oklahoma *
4907.	McClain County, Oklahoma *
4908.	McCurtain County, Oklahoma *
4909.	Midwest City city, Oklahoma *

4910.	Moore city, Oklahoma *
4911.	Muskogee city, Oklahoma *
4912.	Muskogee County, Oklahoma *
4913.	Norman city, Oklahoma *
4914.	Oklahoma City city, Oklahoma *
4915.	Oklahoma County, Oklahoma *
4916.	Okmulgee County, Oklahoma *
4917.	Osage County, Oklahoma *
4918.	Ottawa County, Oklahoma *
4919.	Owasso city, Oklahoma *
4920.	Payne County, Oklahoma *
4921.	Pittsburg County, Oklahoma *
4922.	Pontotoc County, Oklahoma *
4923.	Pottawatomie County, Oklahoma *
4924.	Rogers County, Oklahoma *
4925.	Sequoyah County, Oklahoma *
4926.	Shawnee city, Oklahoma *
4927.	Stephens County, Oklahoma *
4928.	Stillwater city, Oklahoma *
4929.	Tulsa city, Oklahoma *
4930.	Tulsa County, Oklahoma *
4931.	Wagoner County, Oklahoma *
4932.	Washington County, Oklahoma *
4933.	Ada city, Oklahoma
4934.	Adair County, Oklahoma
4935.	Altus city, Oklahoma
4936.	Ardmore city, Oklahoma
4937.	Atoka County, Oklahoma
4938.	Beckham County, Oklahoma
4939.	Bethany city, Oklahoma
4940.	Bixby city, Oklahoma
4941.	Caddo County, Oklahoma
4942.	Chickasha city, Oklahoma
4943.	Choctaw city, Oklahoma
4944.	Choctaw County, Oklahoma
4945.	Claremore city, Oklahoma
4946.	Coweta city, Oklahoma
4947.	Craig County, Oklahoma
4948.	Custer County, Oklahoma
4949.	Del City city, Oklahoma
4950.	Duncan city, Oklahoma
4951.	Durant city, Oklahoma
4952.	El Reno city, Oklahoma
4953.	Elk City city, Oklahoma
4954.	Garvin County, Oklahoma
4955.	Glenpool city, Oklahoma
4956.	Guthrie city, Oklahoma

4957.	Guymon city, Oklahoma
4958.	Haskell County, Oklahoma
4959.	Hughes County, Oklahoma
4960.	Jackson County, Oklahoma
4961.	Jenks city, Oklahoma
4962.	Johnston County, Oklahoma
4963.	Kingfisher County, Oklahoma
4964.	Latimer County, Oklahoma
4965.	Love County, Oklahoma
4966.	Marshall County, Oklahoma
4967.	McAlester city, Oklahoma
4968.	McIntosh County, Oklahoma
4969.	Miami city, Oklahoma
4970.	Murray County, Oklahoma
4971.	Mustang city, Oklahoma
4972.	Newcastle city, Oklahoma
4973.	Noble County, Oklahoma
4974.	Nowata County, Oklahoma
4975.	Okfuskee County, Oklahoma
4976.	Okmulgee city, Oklahoma
4977.	Pawnee County, Oklahoma
4978.	Ponca City city, Oklahoma
4979.	Pushmataha County, Oklahoma
4980.	Sand Springs city, Oklahoma
4981.	Sapulpa city, Oklahoma
4982.	Seminole County, Oklahoma
4983.	Tahlequah city, Oklahoma
4984.	Texas County, Oklahoma
4985.	Warr Acres city, Oklahoma
4986.	Washita County, Oklahoma
4987.	Weatherford city, Oklahoma
4988.	Woodward city, Oklahoma
4989.	Woodward County, Oklahoma
4990.	Yukon city, Oklahoma
4991.	Albany city, Oregon *
4992.	Beaverton city, Oregon *
4993.	Bend city, Oregon *
4994.	Benton County, Oregon *
4995.	Clackamas County, Oregon *
4996.	Clatsop County, Oregon *
4997.	Columbia County, Oregon *
4998.	Coos County, Oregon *
4999.	Corvallis city, Oregon *
5000.	Deschutes County, Oregon *
5001.	Douglas County, Oregon *
5002.	Eugene city, Oregon *
5003.	Grants Pass city, Oregon *
5004.	Gresham city, Oregon *
5005.	Hillsboro city, Oregon *
5006.	Jackson County, Oregon *
5007.	Josephine County, Oregon *
5008.	Keizer city, Oregon *
5009.	Klamath County, Oregon *

5010.	Lake Oswego city, Oregon *
5011.	Lane County, Oregon *
5012.	Lincoln County, Oregon *
5013.	Linn County, Oregon *
5014.	Malheur County, Oregon *
5015.	Marion County, Oregon *
5016.	McMinnville city, Oregon *
5017.	Medford city, Oregon *
5018.	Multnomah County, Oregon *
5019.	Oregon City city, Oregon *
5020.	Polk County, Oregon *
5021.	Portland city, Oregon *
5022.	Redmond city, Oregon *
5023.	Salem city, Oregon *
5024.	Springfield city, Oregon *
5025.	Tigard city, Oregon *
5026.	Umatilla County, Oregon *
5027.	Washington County, Oregon *
5028.	Yamhill County, Oregon *
5029.	Ashland city, Oregon
5030.	Astoria city, Oregon
5031.	Baker County, Oregon
5032.	Canby city, Oregon
5033.	Central Point city, Oregon
5034.	Coos Bay city, Oregon
5035.	Cornelius city, Oregon
5036.	Cottage Grove city, Oregon
5037.	Crook County, Oregon
5038.	Curry County, Oregon
5039.	Dallas city, Oregon
5040.	Forest Grove city, Oregon
5041.	Gladstone city, Oregon
5042.	Happy Valley city, Oregon
5043.	Hermiston city, Oregon
5044.	Hood River County, Oregon
5045.	Independence city, Oregon
5046.	Jefferson County, Oregon
5047.	Klamath Falls city, Oregon
5048.	La Grande city, Oregon
5049.	Lebanon city, Oregon
5050.	Milwaukie city, Oregon
5051.	Monmouth city, Oregon
5052.	Morrow County, Oregon
5053.	Newberg city, Oregon
5054.	Newport city, Oregon
5055.	Ontario city, Oregon
5056.	Pendleton city, Oregon
5057.	Prineville city, Oregon
5058.	Roseburg city, Oregon
5059.	Sandy city, Oregon
5060.	Sherwood city, Oregon
5061.	Silverton city, Oregon
5062.	St. Helens city, Oregon
5063.	The Dalles city, Oregon

5064.	Tillamook County, Oregon
5065.	Troutdale city, Oregon
5066.	Tualatin city, Oregon
5067.	Union County, Oregon
5068.	Wasco County, Oregon
5069.	West Linn city, Oregon
5070.	Wilsonville city, Oregon
5071.	Woodburn city, Oregon
5072.	Abington township, Pennsylvania *
5073.	Adams County, Pennsylvania *
5074.	Allegheny County, Pennsylvania *
5075.	Allentown city, Pennsylvania *
5076.	Altoona city, Pennsylvania *
5077.	Armstrong County, Pennsylvania *
5078.	Beaver County, Pennsylvania *
5079.	Bedford County, Pennsylvania *
5080.	Bensalem township, Pennsylvania *
5081.	Berks County, Pennsylvania *
5082.	Bethel Park municipality, Pennsylvania *
5083.	Bethlehem city, Pennsylvania *
5084.	Blair County, Pennsylvania *
5085.	Bradford County, Pennsylvania *
5086.	Bristol township, Pennsylvania *
5087.	Bucks County, Pennsylvania *
5088.	Butler County, Pennsylvania *
5089.	Cambria County, Pennsylvania *
5090.	Carbon County, Pennsylvania *
5091.	Centre County, Pennsylvania *
5092.	Cheltenham township, Pennsylvania *
5093.	Chester city, Pennsylvania *
5094.	Chester County, Pennsylvania *
5095.	Clarion County, Pennsylvania *
5096.	Clearfield County, Pennsylvania *
5097.	Clinton County, Pennsylvania *

5098.	Columbia County, Pennsylvania *
5099.	Cranberry township, Pennsylvania *
5100.	Crawford County, Pennsylvania *
5101.	Cumberland County, Pennsylvania *
5102.	Dauphin County, Pennsylvania *
5103.	Delaware County, Pennsylvania *
5104.	Erie city, Pennsylvania *
5105.	Erie County, Pennsylvania *
5106.	Falls township, Pennsylvania *
5107.	Fayette County, Pennsylvania *
5108.	Franklin County, Pennsylvania *
5109.	Greene County, Pennsylvania *
5110.	Hampden township, Pennsylvania *
5111.	Harrisburg city, Pennsylvania *
5112.	Haverford township, Pennsylvania *
5113.	Hempfield township, Pennsylvania *
5114.	Huntingdon County, Pennsylvania *
5115.	Indiana County, Pennsylvania *
5116.	Jefferson County, Pennsylvania *
5117.	Lackawanna County, Pennsylvania *
5118.	Lancaster city, Pennsylvania *
5119.	Lancaster County, Pennsylvania *
5120.	Lawrence County, Pennsylvania *
5121.	Lebanon County, Pennsylvania *
5122.	Lehigh County, Pennsylvania *
5123.	Lower Macungie township, Pennsylvania *
5124.	Lower Makefield township, Pennsylvania *
5125.	Lower Merion township, Pennsylvania *
5126.	Lower Paxton township, Pennsylvania *

5127.	Luzerne County, Pennsylvania *
5128.	Lycoming County, Pennsylvania *
5129.	Manheim township, Pennsylvania *
5130.	McKean County, Pennsylvania *
5131.	Mercer County, Pennsylvania *
5132.	Middletown township, Pennsylvania *
5133.	Mifflin County, Pennsylvania *
5134.	Millcreek township, Pennsylvania *
5135.	Monroe County, Pennsylvania *
5136.	Montgomery County, Pennsylvania *
5137.	Mount Lebanon township, Pennsylvania *
5138.	Norristown borough, Pennsylvania *
5139.	North Huntingdon township, Pennsylvania *
5140.	Northampton County, Pennsylvania *
5141.	Northampton township, Pennsylvania *
5142.	Northumberland County, Pennsylvania *
5143.	Penn Hills township, Pennsylvania *
5144.	Perry County, Pennsylvania *
5145.	Philadelphia city / Philadelphia County, Pennsylvania *
5146.	Pike County, Pennsylvania *
5147.	Pittsburgh city, Pennsylvania *
5148.	Radnor township, Pennsylvania *
5149.	Reading city, Pennsylvania *
5150.	Ridley township, Pennsylvania *
5151.	Ross township, Pennsylvania *
5152.	Schuylkill County, Pennsylvania *
5153.	Scranton city, Pennsylvania *
5154.	Snyder County, Pennsylvania *
5155.	Somerset County, Pennsylvania *

5156.	State College borough, Pennsylvania *
5157.	Susquehanna County, Pennsylvania *
5158.	Tioga County, Pennsylvania *
5159.	Union County, Pennsylvania *
5160.	Upper Darby township, Pennsylvania *
5161.	Upper Merion township, Pennsylvania *
5162.	Venango County, Pennsylvania *
5163.	Warminster township, Pennsylvania *
5164.	Warren County, Pennsylvania *
5165.	Washington County, Pennsylvania *
5166.	Wayne County, Pennsylvania *
5167.	Westmoreland County, Pennsylvania *
5168.	Wilkes-Barre city, Pennsylvania *
5169.	York city, Pennsylvania *
5170.	York County, Pennsylvania *
5171.	Adams township, Pennsylvania
5172.	Amity township, Pennsylvania
5173.	Antrim township, Pennsylvania
5174.	Aston township, Pennsylvania
5175.	Baldwin borough, Pennsylvania
5176.	Bethlehem township, Pennsylvania
5177.	Bloomsburg town, Pennsylvania
5178.	Buckingham township, Pennsylvania
5179.	Butler city, Pennsylvania
5180.	Butler township, Pennsylvania
5181.	Caln township, Pennsylvania
5182.	Carlisle borough, Pennsylvania
5183.	Cecil township, Pennsylvania
5184.	Center township, Pennsylvania
5185.	Chambersburg borough, Pennsylvania
5186.	Chestnuthill township, Pennsylvania
5187.	Coal township, Pennsylvania
5188.	Coatesville city, Pennsylvania

5189.	College township, Pennsylvania
5190.	Columbia borough, Pennsylvania
5191.	Concord township, Pennsylvania
5192.	Coolbaugh township, Pennsylvania
5193.	Cumru township, Pennsylvania
5194.	Darby borough, Pennsylvania
5195.	Derry township, Pennsylvania
5196.	Derry township, Pennsylvania
5197.	Dingman township, Pennsylvania
5198.	Douglass township, Pennsylvania
5199.	Dover township, Pennsylvania
5200.	Doylestown township, Pennsylvania
5201.	Dunmore borough, Pennsylvania
5202.	East Cocalico township, Pennsylvania
5203.	East Goshen township, Pennsylvania
5204.	East Hempfield township, Pennsylvania
5205.	East Lampeter township, Pennsylvania
5206.	East Norriton township, Pennsylvania
5207.	East Pennsboro township, Pennsylvania
5208.	East Stroudsburg borough, Pennsylvania
5209.	East Whiteland township, Pennsylvania
5210.	Easton city, Pennsylvania
5211.	Easttown township, Pennsylvania
5212.	Elizabeth township, Pennsylvania
5213.	Elizabethtown borough, Pennsylvania
5214.	Elk County, Pennsylvania
5215.	Emmaus borough, Pennsylvania
5216.	Ephrata borough, Pennsylvania
5217.	Ephrata township, Pennsylvania
5218.	Exeter township, Pennsylvania

5219.	Fairview township, Pennsylvania
5220.	Fairview township, Pennsylvania
5221.	Ferguson township, Pennsylvania
5222.	Forks township, Pennsylvania
5223.	Franconia township, Pennsylvania
5224.	Franklin Park borough, Pennsylvania
5225.	Fulton County, Pennsylvania
5226.	Greene township, Pennsylvania
5227.	Greensburg city, Pennsylvania
5228.	Guilford township, Pennsylvania
5229.	Hamilton township, Pennsylvania
5230.	Hampton township, Pennsylvania
5231.	Hanover borough, Pennsylvania
5232.	Hanover township, Pennsylvania
5233.	Hanover township, Pennsylvania
5234.	Harborcreek township, Pennsylvania
5235.	Harrison township, Pennsylvania
5236.	Hatfield township, Pennsylvania
5237.	Hazleton city, Pennsylvania
5238.	Hermitage city, Pennsylvania
5239.	Hilltown township, Pennsylvania
5240.	Hopewell township, Pennsylvania
5241.	Horsham township, Pennsylvania
5242.	Indiana borough, Pennsylvania
5243.	Jefferson Hills borough, Pennsylvania
5244.	Johnstown city, Pennsylvania
5245.	Juniata County, Pennsylvania
5246.	Kingston borough, Pennsylvania
5247.	Lancaster township, Pennsylvania
5248.	Lansdale borough, Pennsylvania
5249.	Lansdowne borough, Pennsylvania

5250.	Lebanon city, Pennsylvania
5251.	Lehigh township, Pennsylvania
5252.	Lehman township, Pennsylvania
5253.	Limerick township, Pennsylvania
5254.	Logan township, Pennsylvania
5255.	Lower Allen township, Pennsylvania
5256.	Lower Burrell city, Pennsylvania
5257.	Lower Gwynedd township, Pennsylvania
5258.	Lower Moreland township, Pennsylvania
5259.	Lower Pottsgrove township, Pennsylvania
5260.	Lower Providence township, Pennsylvania
5261.	Lower Salford township, Pennsylvania
5262.	Lower Saucon township, Pennsylvania
5263.	Lower Southampton township, Pennsylvania
5264.	Loyalsock township, Pennsylvania
5265.	Manchester township, Pennsylvania
5266.	Manor township, Pennsylvania
5267.	Marple township, Pennsylvania
5268.	McCandless township, Pennsylvania
5269.	McKeesport city, Pennsylvania
5270.	Meadville city, Pennsylvania
5271.	Middle Smithfield township, Pennsylvania
5272.	Middletown township, Pennsylvania
5273.	Milford township, Pennsylvania
5274.	Monroeville municipality, Pennsylvania
5275.	Montgomery township, Pennsylvania
5276.	Montour County, Pennsylvania
5277.	Moon township, Pennsylvania
5278.	Mount Joy township, Pennsylvania

5279.	Mount Pleasant township, Pennsylvania
5280.	Muhlenberg township, Pennsylvania
5281.	Munhall borough, Pennsylvania
5282.	Murrysville municipality, Pennsylvania
5283.	Nanticoke city, Pennsylvania
5284.	Nether Providence township, Pennsylvania
5285.	New Britain township, Pennsylvania
5286.	New Castle city, Pennsylvania
5287.	New Garden township, Pennsylvania
5288.	New Hanover township, Pennsylvania
5289.	New Kensington city, Pennsylvania
5290.	Newberry township, Pennsylvania
5291.	Newtown township, Pennsylvania
5292.	Newtown township, Pennsylvania
5293.	North Fayette township, Pennsylvania
5294.	North Lebanon township, Pennsylvania
5295.	North Middleton township, Pennsylvania
5296.	North Strabane township, Pennsylvania
5297.	North Union township, Pennsylvania
5298.	North Whitehall township, Pennsylvania
5299.	Palmer township, Pennsylvania
5300.	Patton township, Pennsylvania
5301.	Penn township, Pennsylvania
5302.	Penn township, Pennsylvania
5303.	Peters township, Pennsylvania
5304.	Phoenixville borough, Pennsylvania
5305.	Pine township, Pennsylvania
5306.	Plum borough, Pennsylvania
5307.	Plumstead township, Pennsylvania
5308.	Plymouth township, Pennsylvania
5309.	Pocono township, Pennsylvania

5310.	Potter County, Pennsylvania
5311.	Pottstown borough, Pennsylvania
5312.	Pottsville city, Pennsylvania
5313.	Rapho township, Pennsylvania
5314.	Richland township, Pennsylvania
5315.	Richland township, Pennsylvania
5316.	Richland township, Pennsylvania
5317.	Robinson township, Pennsylvania
5318.	Rostraver township, Pennsylvania
5319.	Salisbury township, Pennsylvania
5320.	Salisbury township, Pennsylvania
5321.	Sandy township, Pennsylvania
5322.	Scott township, Pennsylvania
5323.	Shaler township, Pennsylvania
5324.	Sharon city, Pennsylvania
5325.	Silver Spring township, Pennsylvania
5326.	Skippack township, Pennsylvania
5327.	Somerset township, Pennsylvania
5328.	South Fayette township, Pennsylvania
5329.	South Lebanon township, Pennsylvania
5330.	South Middleton township, Pennsylvania
5331.	South Park township, Pennsylvania
5332.	South Union township, Pennsylvania
5333.	South Whitehall township, Pennsylvania
5334.	Spring Garden township, Pennsylvania
5335.	Spring township, Pennsylvania
5336.	Springettsbury township, Pennsylvania
5337.	Springfield township, Pennsylvania
5338.	Springfield township, Pennsylvania
5339.	St. Marys city, Pennsylvania
5340.	Stroud township, Pennsylvania
5341.	Susquehanna township, Pennsylvania

5342.	Swatara township, Pennsylvania
5343.	Towamencin township, Pennsylvania
5344.	Tredyffrin township, Pennsylvania
5345.	Unity township, Pennsylvania
5346.	Upper Allen township, Pennsylvania
5347.	Upper Chichester township, Pennsylvania
5348.	Upper Dublin township, Pennsylvania
5349.	Upper Gwynedd township, Pennsylvania
5350.	Upper Macungie township, Pennsylvania
5351.	Upper Moreland township, Pennsylvania
5352.	Upper Providence township, Pennsylvania
5353.	Upper Providence township, Pennsylvania
5354.	Upper Saucon township, Pennsylvania
5355.	Upper Southampton township, Pennsylvania
5356.	Upper St. Clair township, Pennsylvania
5357.	Upper Uwchlan township, Pennsylvania
5358.	Uwchlan township, Pennsylvania
5359.	Warrington township, Pennsylvania
5360.	Warwick township, Pennsylvania
5361.	Warwick township, Pennsylvania
5362.	Washington city, Pennsylvania
5363.	Washington township, Pennsylvania
5364.	Waynesboro borough, Pennsylvania
5365.	West Bradford township, Pennsylvania
5366.	West Chester borough, Pennsylvania
5367.	West Deer township, Pennsylvania
5368.	West Goshen township, Pennsylvania
5369.	West Hanover township, Pennsylvania

5370.	West Hempfield township, Pennsylvania
5371.	West Lampeter township, Pennsylvania
5372.	West Manchester township, Pennsylvania
5373.	West Mifflin borough, Pennsylvania
5374.	West Norriton township, Pennsylvania
5375.	West Whiteland township, Pennsylvania
5376.	Westtown township, Pennsylvania
5377.	White township, Pennsylvania
5378.	Whitehall borough, Pennsylvania
5379.	Whitehall township, Pennsylvania
5380.	Whitemarsh township, Pennsylvania
5381.	Whitpain township, Pennsylvania
5382.	Wilkinsburg borough, Pennsylvania
5383.	Williamsport city, Pennsylvania
5384.	Willistown township, Pennsylvania
5385.	Windsor township, Pennsylvania
5386.	Worcester township, Pennsylvania
5387.	Wyoming County, Pennsylvania
5388.	Wyomissing borough, Pennsylvania
5389.	Yeadon borough, Pennsylvania
5390.	York township, Pennsylvania
5391.	Aguada Municipio, Puerto Rico *
5392.	Aguadilla Municipio, Puerto Rico *
5393.	Arecibo Municipio, Puerto Rico *
5394.	Bayamón Municipio, Puerto Rico *
5395.	Cabo Rojo Municipio, Puerto Rico *
5396.	Caguas Municipio, Puerto Rico *
5397.	Camuy Municipio, Puerto Rico *

5398.	Canóvanas Municipio, Puerto Rico *
5399.	Carolina Municipio, Puerto Rico *
5400.	Cayey Municipio, Puerto Rico *
5401.	Cidra Municipio, Puerto Rico *
5402.	Coamo Municipio, Puerto Rico *
5403.	Corozal Municipio, Puerto Rico *
5404.	Dorado Municipio, Puerto Rico *
5405.	Guayama Municipio, Puerto Rico *
5406.	Guaynabo Municipio, Puerto Rico *
5407.	Gurabo Municipio, Puerto Rico *
5408.	Hatillo Municipio, Puerto Rico *
5409.	Humacao Municipio, Puerto Rico *
5410.	Isabela Municipio, Puerto Rico *
5411.	Juana Díaz Municipio, Puerto Rico *
5412.	Juncos Municipio, Puerto Rico *
5413.	Las Piedras Municipio, Puerto Rico *
5414.	Manatí Municipio, Puerto Rico *
5415.	Mayagüez Municipio, Puerto Rico *
5416.	Moca Municipio, Puerto Rico *
5417.	Morovis Municipio, Puerto Rico *
5418.	Ponce Municipio, Puerto Rico *
5419.	Río Grande Municipio, Puerto Rico *
5420.	San Germán Municipio, Puerto Rico *
5421.	San Juan Municipio, Puerto Rico *
5422.	San Lorenzo Municipio, Puerto Rico *
5423.	San Sebastián Municipio, Puerto Rico *
5424.	Toa Alta Municipio, Puerto Rico *

5425.	Toa Baja Municipio, Puerto Rico *
5426.	Trujillo Alto Municipio, Puerto Rico *
5427.	Vega Alta Municipio, Puerto Rico *
5428.	Vega Baja Municipio, Puerto Rico *
5429.	Yabucoa Municipio, Puerto Rico *
5430.	Yauco Municipio, Puerto Rico *
5431.	Adjuntas Municipio, Puerto Rico
5432.	Aguas Buenas Municipio, Puerto Rico
5433.	Aibonito Municipio, Puerto Rico
5434.	Añasco Municipio, Puerto Rico
5435.	Arroyo Municipio, Puerto Rico
5436.	Barceloneta Municipio, Puerto Rico
5437.	Barranquitas Municipio, Puerto Rico
5438.	Cataño Municipio, Puerto Rico
5439.	Ceiba Municipio, Puerto Rico
5440.	Ciales Municipio, Puerto Rico
5441.	Comerío Municipio, Puerto Rico
5442.	Fajardo Municipio, Puerto Rico
5443.	Florida Municipio, Puerto Rico
5444.	Guánica Municipio, Puerto Rico
5445.	Guayanilla Municipio, Puerto Rico
5446.	Hormigueros Municipio, Puerto Rico
5447.	Jayuya Municipio, Puerto Rico
5448.	Lajas Municipio, Puerto Rico
5449.	Lares Municipio, Puerto Rico
5450.	Loíza Municipio, Puerto Rico
5451.	Luquillo Municipio, Puerto Rico
5452.	Maunabo Municipio, Puerto Rico
5453.	Naguabo Municipio, Puerto Rico
5454.	Naranjito Municipio, Puerto Rico

5455.	Orocovis Municipio, Puerto Rico
5456.	Patillas Municipio, Puerto Rico
5457.	Peñuelas Municipio, Puerto Rico
5458.	Quebradillas Municipio, Puerto Rico
5459.	Rincón Municipio, Puerto Rico
5460.	Sabana Grande Municipio, Puerto Rico
5461.	Salinas Municipio, Puerto Rico
5462.	Santa Isabel Municipio, Puerto Rico
5463.	Utuado Municipio, Puerto Rico
5464.	Villalba Municipio, Puerto Rico
5465.	Coventry town, Rhode Island *
5466.	Cranston city, Rhode Island *
5467.	Cumberland town, Rhode Island *
5468.	East Providence city, Rhode Island *
5469.	North Providence town, Rhode Island *
5470.	Pawtucket city, Rhode Island *
5471.	Providence city, Rhode Island *
5472.	South Kingstown town, Rhode Island *
5473.	Warwick city, Rhode Island *
5474.	Woonsocket city, Rhode Island *
5475.	Barrington town, Rhode Island
5476.	Bristol town, Rhode Island
5477.	Burrillville town, Rhode Island
5478.	Central Falls city, Rhode Island
5479.	East Greenwich town, Rhode Island
5480.	Glocester town, Rhode Island
5481.	Johnston town, Rhode Island
5482.	Lincoln town, Rhode Island
5483.	Middletown town, Rhode Island
5484.	Narragansett town, Rhode Island
5485.	Newport city, Rhode Island

5486.	North Kingstown town, Rhode Island
5487.	North Smithfield town, Rhode Island
5488.	Portsmouth town, Rhode Island
5489.	Scituate town, Rhode Island
5490.	Smithfield town, Rhode Island
5491.	Tiverton town, Rhode Island
5492.	Warren town, Rhode Island
5493.	West Warwick town, Rhode Island
5494.	Westerly town, Rhode Island
5495.	Aiken city, South Carolina *
5496.	Aiken County, South Carolina *
5497.	Anderson County, South Carolina *
5498.	Beaufort County, South Carolina *
5499.	Berkeley County, South Carolina *
5500.	Charleston city, South Carolina *
5501.	Charleston County, South Carolina *
5502.	Cherokee County, South Carolina *
5503.	Chester County, South Carolina *
5504.	Chesterfield County, South Carolina *
5505.	Clarendon County, South Carolina *
5506.	Colleton County, South Carolina *
5507.	Columbia city, South Carolina *
5508.	Darlington County, South Carolina *
5509.	Dillon County, South Carolina *
5510.	Dorchester County, South Carolina *
5511.	Florence city, South Carolina *
5512.	Florence County, South Carolina *
5513.	Georgetown County, South Carolina *
5514.	Goose Creek city, South Carolina *
5515.	Greenville city, South Carolina *

5516.	Greenville County, South Carolina *
5517.	Greenwood County, South Carolina *
5518.	Greer city, South Carolina *
5519.	Hilton Head Island town, South Carolina *
5520.	Horry County, South Carolina *
5521.	Jasper County, South Carolina *
5522.	Kershaw County, South Carolina *
5523.	Lancaster County, South Carolina *
5524.	Laurens County, South Carolina *
5525.	Lexington County, South Carolina *
5526.	Marion County, South Carolina *
5527.	Mount Pleasant town, South Carolina *
5528.	Myrtle Beach city, South Carolina *
5529.	Newberry County, South Carolina *
5530.	North Charleston city, South Carolina *
5531.	Oconee County, South Carolina *
5532.	Orangeburg County, South Carolina *
5533.	Pickens County, South Carolina *
5534.	Richland County, South Carolina *
5535.	Rock Hill city, South Carolina *
5536.	Spartanburg city, South Carolina *
5537.	Spartanburg County, South Carolina *
5538.	Summerville town, South Carolina *
5539.	Sumter city, South Carolina *
5540.	Sumter County, South Carolina *
5541.	Williamsburg County, South Carolina *
5542.	York County, South Carolina *
5543.	Abbeville County, South Carolina

5544.	Anderson city, South Carolina
5545.	Bamberg County, South Carolina
5546.	Barnwell County, South Carolina
5547.	Beaufort city, South Carolina
5548.	Bluffton town, South Carolina
5549.	Calhoun County, South Carolina
5550.	Cayce city, South Carolina
5551.	Clemson city, South Carolina
5552.	Conway city, South Carolina
5553.	Easley city, South Carolina
5554.	Edgefield County, South Carolina
5555.	Fairfield County, South Carolina
5556.	Forest Acres city, South Carolina
5557.	Fort Mill town, South Carolina
5558.	Fountain Inn city, South Carolina
5559.	Gaffney city, South Carolina
5560.	Greenwood city, South Carolina
5561.	Hampton County, South Carolina
5562.	Hanahan city, South Carolina
5563.	Irmo town, South Carolina
5564.	James Island town, South Carolina
5565.	Lee County, South Carolina
5566.	Lexington town, South Carolina
5567.	Marlboro County, South Carolina
5568.	Mauldin city, South Carolina
5569.	Moncks Corner town, South Carolina
5570.	Newberry city, South Carolina
5571.	North Augusta city, South Carolina
5572.	North Myrtle Beach city, South Carolina
5573.	Orangeburg city, South Carolina
5574.	Port Royal town, South Carolina
5575.	Saluda County, South Carolina
5576.	Simpsonville city, South Carolina
5577.	Tega Cay city, South Carolina
5578.	Union County, South Carolina

5579.	West Columbia city, South Carolina
5580.	Brookings County, South Dakota *
5581.	Brown County, South Dakota *
5582.	Lincoln County, South Dakota *
5583.	Minnehaha County, South Dakota *
5584.	Pennington County, South Dakota *
5585.	Rapid City city, South Dakota *
5586.	Sioux Falls city, South Dakota *
5587.	Aberdeen city, South Dakota
5588.	Beadle County, South Dakota
5589.	Box Elder city, South Dakota
5590.	Brandon city, South Dakota
5591.	Brookings city, South Dakota
5592.	Butte County, South Dakota
5593.	Clay County, South Dakota
5594.	Codington County, South Dakota
5595.	Davison County, South Dakota
5596.	Hughes County, South Dakota
5597.	Huron city, South Dakota
5598.	Lake County, South Dakota
5599.	Lawrence County, South Dakota
5600.	Meade County, South Dakota
5601.	Mitchell city, South Dakota
5602.	Oglala Lakota County, South Dakota
5603.	Pierre city, South Dakota
5604.	Roberts County, South Dakota
5605.	Spearfish city, South Dakota
5606.	Todd County, South Dakota
5607.	Union County, South Dakota
5608.	Vermillion city, South Dakota
5609.	Watertown city, South Dakota
5610.	Yankton city, South Dakota
5611.	Yankton County, South Dakota
5612.	Anderson County, Tennessee *
5613.	Bartlett city, Tennessee *
5614.	Bedford County, Tennessee *
5615.	Blount County, Tennessee *
5616.	Bradley County, Tennessee *
5617.	Brentwood city, Tennessee *

5618.	Campbell County, Tennessee *
5619.	Carter County, Tennessee *
5620.	Chattanooga city, Tennessee *
5621.	Cheatham County, Tennessee *
5622.	Claiborne County, Tennessee *
5623.	Clarksville city, Tennessee *
5624.	Cleveland city, Tennessee *
5625.	Cocke County, Tennessee *
5626.	Coffee County, Tennessee *
5627.	Collierville town, Tennessee *
5628.	Columbia city, Tennessee *
5629.	Cookeville city, Tennessee *
5630.	Cumberland County, Tennessee *
5631.	Dickson County, Tennessee *
5632.	Dyer County, Tennessee *
5633.	Fayette County, Tennessee *
5634.	Franklin city, Tennessee *
5635.	Franklin County, Tennessee *
5636.	Gallatin city, Tennessee *
5637.	Germantown city, Tennessee *
5638.	Gibson County, Tennessee *
5639.	Greene County, Tennessee *
5640.	Hamblen County, Tennessee *
5641.	Hamilton County, Tennessee *
5642.	Hawkins County, Tennessee *
5643.	Hendersonville city, Tennessee *
5644.	Henry County, Tennessee *
5645.	Jackson city, Tennessee *
5646.	Jefferson County, Tennessee *
5647.	Johnson City city, Tennessee *
5648.	Kingsport city, Tennessee *
5649.	Knox County, Tennessee *
5650.	Knoxville city, Tennessee *
5651.	La Vergne city, Tennessee *
5652.	Lawrence County, Tennessee *
5653.	Lebanon city, Tennessee *
5654.	Lincoln County, Tennessee *
5655.	Loudon County, Tennessee *
5656.	Madison County, Tennessee *
5657.	Marshall County, Tennessee *
5658.	Maury County, Tennessee *
5659.	McMinn County, Tennessee *
5660.	Memphis city, Tennessee *
5661.	Monroe County, Tennessee *
5662.	Montgomery County, Tennessee *
5663.	Morristown city, Tennessee *
5664.	Mount Juliet city, Tennessee *

5665.	Murfreesboro city, Tennessee *
5666.	Nashville-Davidson metropolitan government, Tennessee *
5667.	Obion County, Tennessee *
5668.	Putnam County, Tennessee *
5669.	Rhea County, Tennessee *
5670.	Roane County, Tennessee *
5671.	Robertson County, Tennessee *
5672.	Rutherford County, Tennessee *
5673.	Sevier County, Tennessee *
5674.	Shelby County, Tennessee *
5675.	Smyrna town, Tennessee *
5676.	Spring Hill city, Tennessee *
5677.	Sullivan County, Tennessee *
5678.	Sumner County, Tennessee *
5679.	Tipton County, Tennessee *
5680.	Warren County, Tennessee *
5681.	Washington County, Tennessee *
5682.	Weakley County, Tennessee *
5683.	Williamson County, Tennessee *
5684.	Wilson County, Tennessee *
5685.	Arlington town, Tennessee
5686.	Athens city, Tennessee
5687.	Benton County, Tennessee
5688.	Bledsoe County, Tennessee
5689.	Bristol city, Tennessee
5690.	Cannon County, Tennessee
5691.	Carroll County, Tennessee
5692.	Chester County, Tennessee
5693.	Clinton city, Tennessee
5694.	Collegedale city, Tennessee
5695.	Crockett County, Tennessee
5696.	Crossville city, Tennessee
5697.	Decatur County, Tennessee
5698.	DeKalb County, Tennessee
5699.	Dickson city, Tennessee
5700.	Dyersburg city, Tennessee
5701.	East Ridge city, Tennessee
5702.	Elizabethton city, Tennessee
5703.	Farragut town, Tennessee
5704.	Fentress County, Tennessee
5705.	Giles County, Tennessee
5706.	Goodlettsville city, Tennessee
5707.	Grainger County, Tennessee
5708.	Greeneville town, Tennessee
5709.	Grundy County, Tennessee
5710.	Hardeman County, Tennessee
5711.	Hardin County, Tennessee

5712.	Hartsville/Trousdale County, Tennessee
5713.	Haywood County, Tennessee
5714.	Henderson County, Tennessee
5715.	Hickman County, Tennessee
5716.	Humphreys County, Tennessee
5717.	Jackson County, Tennessee
5718.	Johnson County, Tennessee
5719.	Lakeland city, Tennessee
5720.	Lauderdale County, Tennessee
5721.	Lawrenceburg city, Tennessee
5722.	Lewis County, Tennessee
5723.	Lewisburg city, Tennessee
5724.	Macon County, Tennessee
5725.	Manchester city, Tennessee
5726.	Marion County, Tennessee
5727.	Martin city, Tennessee
5728.	Maryville city, Tennessee
5729.	McMinnville city, Tennessee
5730.	McNairy County, Tennessee
5731.	Meigs County, Tennessee
5732.	Millington city, Tennessee
5733.	Morgan County, Tennessee
5734.	Nolensville town, Tennessee
5735.	Oak Ridge city, Tennessee
5736.	Overton County, Tennessee
5737.	Paris city, Tennessee
5738.	Polk County, Tennessee
5739.	Portland city, Tennessee
5740.	Red Bank city, Tennessee
5741.	Scott County, Tennessee
5742.	Sequatchie County, Tennessee
5743.	Sevierville city, Tennessee
5744.	Shelbyville city, Tennessee
5745.	Smith County, Tennessee
5746.	Soddy-Daisy city, Tennessee
5747.	Springfield city, Tennessee
5748.	Stewart County, Tennessee
5749.	Tullahoma city, Tennessee
5750.	Unicoi County, Tennessee
5751.	Union City city, Tennessee
5752.	Union County, Tennessee
5753.	Wayne County, Tennessee
5754.	White County, Tennessee
5755.	White House city, Tennessee
5756.	Abilene city, Texas *
5757.	Allen city, Texas *
5758.	Amarillo city, Texas *
5759.	Anderson County, Texas *
5760.	Angelina County, Texas *
5761.	Arlington city, Texas *
5762.	Atascosa County, Texas *
5763.	Austin city, Texas *

5764.	Austin County, Texas *
5765.	Bastrop County, Texas *
5766.	Baytown city, Texas *
5767.	Beaumont city, Texas *
5768.	Bedford city, Texas *
5769.	Bee County, Texas *
5770.	Bell County, Texas *
5771.	Bexar County, Texas *
5772.	Bowie County, Texas *
5773.	Brazoria County, Texas *
5774.	Brazos County, Texas *
5775.	Brown County, Texas *
5776.	Brownsville city, Texas *
5777.	Bryan city, Texas *
5778.	Burleson city, Texas *
5779.	Burnet County, Texas *
5780.	Caldwell County, Texas *
5781.	Cameron County, Texas *
5782.	Carrollton city, Texas *
5783.	Cass County, Texas *
5784.	Cedar Hill city, Texas *
5785.	Cedar Park city, Texas *
5786.	Chambers County, Texas *
5787.	Cherokee County, Texas *
5788.	Cibolo city, Texas *
5789.	Cleburne city, Texas *
5790.	College Station city, Texas *
5791.	Collin County, Texas *
5792.	Comal County, Texas *
5793.	Conroe city, Texas *
5794.	Cooke County, Texas *
5795.	Coppell city, Texas *
5796.	Copperas Cove city, Texas *
5797.	Corpus Christi city, Texas *
5798.	Coryell County, Texas *
5799.	Dallas city, Texas *
5800.	Dallas County, Texas *
5801.	Deer Park city, Texas *
5802.	Del Rio city, Texas *
5803.	Denton city, Texas *
5804.	Denton County, Texas *
5805.	DeSoto city, Texas *
5806.	Duncanville city, Texas *
5807.	Ector County, Texas *
5808.	Edinburg city, Texas *
5809.	El Paso city, Texas *
5810.	El Paso County, Texas *
5811.	Ellis County, Texas *
5812.	Erath County, Texas *
5813.	Euless city, Texas *
5814.	Fannin County, Texas *
5815.	Farmers Branch city, Texas *
5816.	Flower Mound town, Texas *
5817.	Fort Bend County, Texas *

5818.	Fort Worth city, Texas *
5819.	Friendswood city, Texas *
5820.	Frisco city, Texas *
5821.	Galveston city, Texas *
5822.	Galveston County, Texas *
5823.	Garland city, Texas *
5824.	Georgetown city, Texas *
5825.	Grand Prairie city, Texas *
5826.	Grapevine city, Texas *
5827.	Grayson County, Texas *
5828.	Gregg County, Texas *
5829.	Guadalupe County, Texas *
5830.	Hale County, Texas *
5831.	Haltom City city, Texas *
5832.	Hardin County, Texas *
5833.	Harker Heights city, Texas *
5834.	Harlingen city, Texas *
5835.	Harris County, Texas *
5836.	Harrison County, Texas *
5837.	Hays County, Texas *
5838.	Henderson County, Texas *
5839.	Hidalgo County, Texas *
5840.	Hill County, Texas *
5841.	Hood County, Texas *
5842.	Hopkins County, Texas *
5843.	Houston city, Texas *
5844.	Howard County, Texas *
5845.	Hunt County, Texas *
5846.	Huntsville city, Texas *
5847.	Hurst city, Texas *
5848.	Irving city, Texas *
5849.	Jasper County, Texas *
5850.	Jefferson County, Texas *
5851.	Jim Wells County, Texas *
5852.	Johnson County, Texas *
5853.	Kaufman County, Texas *
5854.	Keller city, Texas *
5855.	Kendall County, Texas *
5856.	Kerr County, Texas *
5857.	Killeen city, Texas *
5858.	Kleberg County, Texas *
5859.	Kyle city, Texas *
5860.	La Porte city, Texas *
5861.	Lamar County, Texas *
5862.	Lancaster city, Texas *
5863.	Laredo city, Texas *
5864.	League City city, Texas *
5865.	Leander city, Texas *
5866.	Lewisville city, Texas *
5867.	Liberty County, Texas *
5868.	Little Elm city, Texas *
5869.	Longview city, Texas *
5870.	Lubbock city, Texas *
5871.	Lubbock County, Texas *

5872.	Lufkin city, Texas *
5873.	Mansfield city, Texas *
5874.	Matagorda County, Texas *
5875.	Maverick County, Texas *
5876.	McAllen city, Texas *
5877.	McKinney city, Texas *
5878.	McLennan County, Texas *
5879.	Medina County, Texas *
5880.	Mesquite city, Texas *
5881.	Midland city, Texas *
5882.	Midland County, Texas *
5883.	Midlothian city, Texas *
5884.	Mission city, Texas *
5885.	Missouri City city, Texas *
5886.	Montgomery County, Texas *
5887.	Nacogdoches city, Texas *
5888.	Nacogdoches County, Texas *
5889.	Navarro County, Texas *
5890.	New Braunfels city, Texas *
5891.	North Richland Hills city, Texas *
5892.	Nueces County, Texas *
5893.	Odessa city, Texas *
5894.	Orange County, Texas *
5895.	Parker County, Texas *
5896.	Pasadena city, Texas *
5897.	Pearland city, Texas *
5898.	Pflugerville city, Texas *
5899.	Pharr city, Texas *
5900.	Plano city, Texas *
5901.	Polk County, Texas *
5902.	Port Arthur city, Texas *
5903.	Potter County, Texas *
5904.	Randall County, Texas *
5905.	Richardson city, Texas *
5906.	Rockwall city, Texas *
5907.	Rockwall County, Texas *
5908.	Rosenberg city, Texas *
5909.	Round Rock city, Texas *
5910.	Rowlett city, Texas *
5911.	Rusk County, Texas *
5912.	San Angelo city, Texas *
5913.	San Antonio city, Texas *
5914.	San Juan city, Texas *
5915.	San Marcos city, Texas *
5916.	San Patricio County, Texas *
5917.	Schertz city, Texas *
5918.	Sherman city, Texas *
5919.	Smith County, Texas *
5920.	Socorro city, Texas *
5921.	Southlake city, Texas *
5922.	Starr County, Texas *
5923.	Sugar Land city, Texas *
5924.	Tarrant County, Texas *

5925.	Taylor County, Texas *
5926.	Temple city, Texas *
5927.	Texarkana city, Texas *
5928.	Texas City city, Texas *
5929.	The Colony city, Texas *
5930.	Titus County, Texas *
5931.	Tom Green County, Texas *
5932.	Travis County, Texas *
5933.	Tyler city, Texas *
5934.	Upshur County, Texas *
5935.	Val Verde County, Texas *
5936.	Van Zandt County, Texas *
5937.	Victoria city, Texas *
5938.	Victoria County, Texas *
5939.	Waco city, Texas *
5940.	Walker County, Texas *
5941.	Waller County, Texas *
5942.	Washington County, Texas *
5943.	Waxahachie city, Texas *
5944.	Weatherford city, Texas *
5945.	Webb County, Texas *
5946.	Weslaco city, Texas *
5947.	Wharton County, Texas *
5948.	Wichita County, Texas *
5949.	Wichita Falls city, Texas *
5950.	Williamson County, Texas *
5951.	Wilson County, Texas *
5952.	Wise County, Texas *
5953.	Wood County, Texas *
5954.	Wylie city, Texas *
5955.	Addison town, Texas
5956.	Alamo city, Texas
5957.	Alice city, Texas
5958.	Alton city, Texas
5959.	Alvin city, Texas
5960.	Andrews city, Texas
5961.	Andrews County, Texas
5962.	Angleton city, Texas
5963.	Anna city, Texas
5964.	Aransas County, Texas
5965.	Athens city, Texas
5966.	Azle city, Texas
5967.	Balch Springs city, Texas
5968.	Bandera County, Texas
5969.	Bay City city, Texas
5970.	Beeville city, Texas
5971.	Bellaire city, Texas
5972.	Bellmead city, Texas
5973.	Belton city, Texas
5974.	Benbrook city, Texas
5975.	Big Spring city, Texas
5976.	Blanco County, Texas
5977.	Boerne city, Texas
5978.	Bonham city, Texas

5979.	Borger city, Texas
5980.	Bosque County, Texas
5981.	Brenham city, Texas
5982.	Brownwood city, Texas
5983.	Buda city, Texas
5984.	Burkburnett city, Texas
5985.	Burleson County, Texas
5986.	Calhoun County, Texas
5987.	Callahan County, Texas
5988.	Camp County, Texas
5989.	Canyon city, Texas
5990.	Celina city, Texas
5991.	Clay County, Texas
5992.	Clute city, Texas
5993.	Colleyville city, Texas
5994.	Colorado County, Texas
5995.	Comanche County, Texas
5996.	Converse city, Texas
5997.	Corinth city, Texas
5998.	Corsicana city, Texas
5999.	Crowley city, Texas
6000.	Dawson County, Texas
6001.	Deaf Smith County, Texas
6002.	Denison city, Texas
6003.	DeWitt County, Texas
6004.	Dickinson city, Texas
6005.	Dimmit County, Texas
6006.	Donna city, Texas
6007.	Dumas city, Texas
6008.	Duval County, Texas
6009.	Eagle Pass city, Texas
6010.	Eastland County, Texas
6011.	El Campo city, Texas
6012.	Elgin city, Texas
6013.	Ennis city, Texas
6014.	Fair Oaks Ranch city, Texas
6015.	Falls County, Texas
6016.	Fate city, Texas
6017.	Fayette County, Texas
6018.	Forest Hill city, Texas
6019.	Forney city, Texas
6020.	Franklin County, Texas
6021.	Fredericksburg city, Texas
6022.	Freeport city, Texas
6023.	Freestone County, Texas
6024.	Frio County, Texas
6025.	Fulshear city, Texas
6026.	Gaines County, Texas
6027.	Gainesville city, Texas
6028.	Galena Park city, Texas
6029.	Gatesville city, Texas
6030.	Gillespie County, Texas
6031.	Glenn Heights city, Texas
6032.	Gonzales County, Texas

6033.	Granbury city, Texas
6034.	Gray County, Texas
6035.	Greenville city, Texas
6036.	Grimes County, Texas
6037.	Groves city, Texas
6038.	Henderson city, Texas
6039.	Hereford city, Texas
6040.	Hewitt city, Texas
6041.	Hidalgo city, Texas
6042.	Highland Village city, Texas
6043.	Hockley County, Texas
6044.	Horizon City city, Texas
6045.	Houston County, Texas
6046.	Humble city, Texas
6047.	Hutchinson County, Texas
6048.	Hutto city, Texas
6049.	Ingleside city, Texas
6050.	Jacinto City city, Texas
6051.	Jackson County, Texas
6052.	Jacksonville city, Texas
6053.	Jones County, Texas
6054.	Karnes County, Texas
6055.	Katy city, Texas
6056.	Kerrville city, Texas
6057.	Kilgore city, Texas
6058.	Kingsville city, Texas
6059.	La Marque city, Texas
6060.	Lake Jackson city, Texas
6061.	Lakeway city, Texas
6062.	Lamb County, Texas
6063.	Lampasas County, Texas
6064.	Lavaca County, Texas
6065.	Lee County, Texas
6066.	Leon County, Texas
6067.	Leon Valley city, Texas
6068.	Levelland city, Texas
6069.	Limestone County, Texas
6070.	Live Oak city, Texas
6071.	Live Oak County, Texas
6072.	Llano County, Texas
6073.	Lockhart city, Texas
6074.	Lumberton city, Texas
6075.	Madison County, Texas
6076.	Manor city, Texas
6077.	Manvel city, Texas
6078.	Marshall city, Texas
6079.	Melissa city, Texas
6080.	Mercedes city, Texas
6081.	Milam County, Texas
6082.	Mineral Wells city, Texas
6083.	Montague County, Texas
6084.	Moore County, Texas
6085.	Morris County, Texas
6086.	Mount Pleasant city, Texas

6087.	Murphy city, Texas
6088.	Nederland city, Texas
6089.	Newton County, Texas
6090.	Nolan County, Texas
6091.	Orange city, Texas
6092.	Palestine city, Texas
6093.	Palo Pinto County, Texas
6094.	Pampa city, Texas
6095.	Panola County, Texas
6096.	Paris city, Texas
6097.	Pearsall city, Texas
6098.	Pecos city, Texas
6099.	Pecos County, Texas
6100.	Plainview city, Texas
6101.	Pleasanton city, Texas
6102.	Port Lavaca city, Texas
6103.	Port Neches city, Texas
6104.	Portland city, Texas
6105.	Princeton city, Texas
6106.	Prosper town, Texas
6107.	Rains County, Texas
6108.	Raymondville city, Texas
6109.	Red Oak city, Texas
6110.	Red River County, Texas
6111.	Reeves County, Texas
6112.	Richmond city, Texas
6113.	Rio Grande City city, Texas
6114.	Robertson County, Texas
6115.	Robinson city, Texas
6116.	Robstown city, Texas
6117.	Rockport city, Texas
6118.	Roma city, Texas
6119.	Royse City city, Texas
6120.	Runnels County, Texas
6121.	Sabine County, Texas
6122.	Sachse city, Texas
6123.	Saginaw city, Texas
6124.	San Benito city, Texas
6125.	San Jacinto County, Texas
6126.	Santa Fe city, Texas
6127.	Scurry County, Texas
6128.	Seabrook city, Texas
6129.	Seagoville city, Texas
6130.	Seguin city, Texas
6131.	Selma city, Texas
6132.	Shelby County, Texas
6133.	Snyder city, Texas
6134.	South Houston city, Texas
6135.	Stafford city, Texas
6136.	Stephenville city, Texas
6137.	Sulphur Springs city, Texas
6138.	Sweetwater city, Texas
6139.	Taylor city, Texas
6140.	Terrell city, Texas

6141.	Terry County, Texas
6142.	Tomball city, Texas
6143.	Trinity County, Texas
6144.	Trophy Club town, Texas
6145.	Tyler County, Texas
6146.	Universal City city, Texas
6147.	University Park city, Texas
6148.	Uvalde city, Texas
6149.	Uvalde County, Texas
6150.	Vernon city, Texas
6151.	Vidor city, Texas
6152.	Ward County, Texas
6153.	Watauga city, Texas
6154.	Webster city, Texas
6155.	West University Place city, Texas
6156.	White Settlement city, Texas
6157.	Wilbarger County, Texas
6158.	Willacy County, Texas
6159.	Young County, Texas
6160.	Zapata County, Texas
6161.	Zavala County, Texas
6162.	American Fork city, Utah *
6163.	Bountiful city, Utah *
6164.	Box Elder County, Utah *
6165.	Cache County, Utah *
6166.	Cedar City city, Utah *
6167.	Clearfield city, Utah *
6168.	Cottonwood Heights city, Utah *
6169.	Davis County, Utah *
6170.	Draper city, Utah *
6171.	Eagle Mountain city, Utah *
6172.	Herriman city, Utah *
6173.	Holladay city, Utah *
6174.	Iron County, Utah *
6175.	Kaysville city, Utah *
6176.	Kearns metro township, Utah *
6177.	Layton city, Utah *
6178.	Lehi city, Utah *
6179.	Logan city, Utah *
6180.	Midvale city, Utah *
6181.	Millcreek city, Utah *
6182.	Murray city, Utah *
6183.	Ogden city, Utah *
6184.	Orem city, Utah *
6185.	Pleasant Grove city, Utah *
6186.	Provo city, Utah *
6187.	Riverton city, Utah *
6188.	Roy city, Utah *
6189.	Salt Lake City city, Utah *
6190.	Salt Lake County, Utah *
6191.	Sandy city, Utah *

6192.	Sanpete County, Utah *
6193.	Saratoga Springs city, Utah *
6194.	South Jordan city, Utah *
6195.	Spanish Fork city, Utah *
6196.	Springville city, Utah *
6197.	St. George city, Utah *
6198.	Summit County, Utah *
6199.	Syracuse city, Utah *
6200.	Taylorsville city, Utah *
6201.	Tooele city, Utah *
6202.	Tooele County, Utah *
6203.	Uintah County, Utah *
6204.	Utah County, Utah *
6205.	Wasatch County, Utah *
6206.	Washington County, Utah *
6207.	Weber County, Utah *
6208.	West Jordan city, Utah *
6209.	West Valley City city, Utah *
6210.	Alpine city, Utah
6211.	Bluffdale city, Utah
6212.	Brigham City city, Utah
6213.	Carbon County, Utah
6214.	Cedar Hills city, Utah
6215.	Centerville city, Utah
6216.	Clinton city, Utah
6217.	Duchesne County, Utah
6218.	Emery County, Utah
6219.	Farmington city, Utah
6220.	Grantsville city, Utah
6221.	Heber city, Utah
6222.	Highland city, Utah
6223.	Hurricane city, Utah
6224.	Juab County, Utah
6225.	Lindon city, Utah
6226.	Magna metro township, Utah
6227.	Mapleton city, Utah
6228.	Millard County, Utah
6229.	Morgan County, Utah
6230.	North Logan city, Utah
6231.	North Ogden city, Utah
6232.	North Salt Lake city, Utah
6233.	Payson city, Utah
6234.	Pleasant View city, Utah
6235.	San Juan County, Utah
6236.	Santaquin city, Utah
6237.	Sevier County, Utah
6238.	Smithfield city, Utah
6239.	South Ogden city, Utah
6240.	South Salt Lake city, Utah
6241.	Vernal city, Utah
6242.	Vineyard town, Utah
6243.	Washington city, Utah
6244.	West Haven city, Utah
6245.	West Point city, Utah

6246.	Woods Cross city, Utah
6247.	Addison County, Vermont *
6248.	Bennington County, Vermont *
6249.	Burlington city, Vermont *
6250.	Chittenden County, Vermont *
6251.	Franklin County, Vermont *
6252.	Rutland County, Vermont *
6253.	Washington County, Vermont *
6254.	Windham County, Vermont *
6255.	Windsor County, Vermont *
6256.	Bennington town, Vermont
6257.	Brattleboro town, Vermont
6258.	Caledonia County, Vermont
6259.	Colchester town, Vermont
6260.	Essex Junction village, Vermont
6261.	Essex town, Vermont
6262.	Lamoille County, Vermont
6263.	Milton town, Vermont
6264.	Orange County, Vermont
6265.	Orleans County, Vermont
6266.	Rutland city, Vermont
6267.	South Burlington city, Vermont
6268.	Williston town, Vermont
6269.	Accomack County, Virginia *
6270.	Albemarle County, Virginia *
6271.	Alexandria city, Virginia *
6272.	Amherst County, Virginia *
6273.	Arlington County, Virginia *
6274.	Augusta County, Virginia *
6275.	Bedford County, Virginia *
6276.	Blacksburg town, Virginia *
6277.	Botetourt County, Virginia *
6278.	Campbell County, Virginia *
6279.	Caroline County, Virginia *
6280.	Charlottesville city, Virginia *
6281.	Chesapeake city, Virginia *
6282.	Chesterfield County, Virginia *
6283.	Culpeper County, Virginia *
6284.	Danville city, Virginia *
6285.	Fairfax County, Virginia *
6286.	Fauquier County, Virginia *
6287.	Franklin County, Virginia *
6288.	Frederick County, Virginia *
6289.	Gloucester County, Virginia *
6290.	Halifax County, Virginia *
6291.	Hampton city, Virginia *
6292.	Hanover County, Virginia *
6293.	Harrisonburg city, Virginia *
6294.	Henrico County, Virginia *

6295.	Henry County, Virginia *
6296.	Isle of Wight County, Virginia *
6297.	James City County, Virginia *
6298.	Leesburg town, Virginia *
6299.	Loudoun County, Virginia *
6300.	Louisa County, Virginia *
6301.	Lynchburg city, Virginia *
6302.	Manassas city, Virginia *
6303.	Mecklenburg County, Virginia *
6304.	Montgomery County, Virginia *
6305.	Newport News city, Virginia *
6306.	Norfolk city, Virginia *
6307.	Orange County, Virginia *
6308.	Petersburg city, Virginia *
6309.	Pittsylvania County, Virginia *
6310.	Portsmouth city, Virginia *
6311.	Prince George County, Virginia *
6312.	Prince William County, Virginia *
6313.	Pulaski County, Virginia *
6314.	Richmond city, Virginia *
6315.	Roanoke city, Virginia *
6316.	Roanoke County, Virginia *
6317.	Rockingham County, Virginia *
6318.	Shenandoah County, Virginia *
6319.	Smyth County, Virginia *
6320.	Spotsylvania County, Virginia *
6321.	Stafford County, Virginia *
6322.	Suffolk city, Virginia *
6323.	Tazewell County, Virginia *
6324.	Virginia Beach city, Virginia *
6325.	Warren County, Virginia *
6326.	Washington County, Virginia *
6327.	Wise County, Virginia *
6328.	York County, Virginia *
6329.	Alleghany County, Virginia
6330.	Amelia County, Virginia
6331.	Appomattox County, Virginia
6332.	Bristol city, Virginia
6333.	Brunswick County, Virginia
6334.	Buchanan County, Virginia
6335.	Buckingham County, Virginia
6336.	Carroll County, Virginia
6337.	Charlotte County, Virginia
6338.	Christiansburg town, Virginia

6339.	Clarke County, Virginia
6340.	Colonial Heights city, Virginia
6341.	Culpeper town, Virginia
6342.	Dickenson County, Virginia
6343.	Dinwiddie County, Virginia
6344.	Essex County, Virginia
6345.	Fairfax city, Virginia
6346.	Falls Church city, Virginia
6347.	Floyd County, Virginia
6348.	Fluvanna County, Virginia
6349.	Fredericksburg city, Virginia
6350.	Front Royal town, Virginia
6351.	Giles County, Virginia
6352.	Goochland County, Virginia
6353.	Grayson County, Virginia
6354.	Greene County, Virginia
6355.	Greensville County, Virginia
6356.	Herndon town, Virginia
6357.	Hopewell city, Virginia
6358.	King George County, Virginia
6359.	King William County, Virginia
6360.	Lancaster County, Virginia
6361.	Lee County, Virginia
6362.	Lunenburg County, Virginia
6363.	Madison County, Virginia
6364.	Manassas Park city, Virginia
6365.	Martinsville city, Virginia
6366.	Middlesex County, Virginia
6367.	Nelson County, Virginia
6368.	New Kent County, Virginia
6369.	Northampton County, Virginia
6370.	Northumberland County, Virginia
6371.	Nottoway County, Virginia
6372.	Page County, Virginia
6373.	Patrick County, Virginia
6374.	Poquoson city, Virginia
6375.	Powhatan County, Virginia
6376.	Prince Edward County, Virginia
6377.	Purcellville town, Virginia
6378.	Radford city, Virginia
6379.	Rockbridge County, Virginia
6380.	Russell County, Virginia
6381.	Salem city, Virginia
6382.	Scott County, Virginia
6383.	Southampton County, Virginia
6384.	Staunton city, Virginia
6385.	Sussex County, Virginia
6386.	Vienna town, Virginia
6387.	Warrenton town, Virginia
6388.	Waynesboro city, Virginia

6389.	Westmoreland County, Virginia
6390.	Williamsburg city, Virginia
6391.	Winchester city, Virginia
6392.	Wythe County, Virginia
6393.	Auburn city, Washington *
6394.	Bellevue city, Washington *
6395.	Bellingham city, Washington *
6396.	Benton County, Washington *
6397.	Bothell city, Washington *
6398.	Bremerton city, Washington *
6399.	Burien city, Washington *
6400.	Chelan County, Washington *
6401.	Clallam County, Washington *
6402.	Clark County, Washington *
6403.	Cowlitz County, Washington *
6404.	Des Moines city, Washington *
6405.	Douglas County, Washington *
6406.	Edmonds city, Washington *
6407.	Everett city, Washington *
6408.	Federal Way city, Washington *
6409.	Franklin County, Washington *
6410.	Grant County, Washington *
6411.	Grays Harbor County, Washington *
6412.	Island County, Washington *
6413.	Issaquah city, Washington *
6414.	Jefferson County, Washington *
6415.	Kennewick city, Washington *
6416.	Kent city, Washington *
6417.	King County, Washington *
6418.	Kirkland city, Washington *
6419.	Kitsap County, Washington *
6420.	Kittitas County, Washington *
6421.	Lacey city, Washington *
6422.	Lake Stevens city, Washington *
6423.	Lakewood city, Washington *
6424.	Lewis County, Washington *
6425.	Longview city, Washington *
6426.	Lynnwood city, Washington *
6427.	Marysville city, Washington *
6428.	Mason County, Washington *
6429.	Mount Vernon city, Washington *
6430.	Okanogan County, Washington *
6431.	Olympia city, Washington *

6432.	Pasco city, Washington *
6433.	Pierce County, Washington *
6434.	Pullman city, Washington *
6435.	Puyallup city, Washington *
6436.	Redmond city, Washington *
6437.	Renton city, Washington *
6438.	Richland city, Washington *
6439.	Sammamish city, Washington *
6440.	Seattle city, Washington *
6441.	Shoreline city, Washington *
6442.	Skagit County, Washington *
6443.	Snohomish County, Washington *
6444.	Spokane city, Washington *
6445.	Spokane County, Washington *
6446.	Spokane Valley city, Washington *
6447.	Stevens County, Washington *
6448.	Tacoma city, Washington *
6449.	Thurston County, Washington *
6450.	University Place city, Washington *
6451.	Vancouver city, Washington *
6452.	Walla Walla city, Washington *
6453.	Walla Walla County, Washington *
6454.	Wenatchee city, Washington *
6455.	Whatcom County, Washington *
6456.	Whitman County, Washington *
6457.	Yakima city, Washington *
6458.	Yakima County, Washington *
6459.	Aberdeen city, Washington
6460.	Adams County, Washington
6461.	Anacortes city, Washington
6462.	Arlington city, Washington
6463.	Asotin County, Washington
6464.	Bainbridge Island city, Washington
6465.	Battle Ground city, Washington
6466.	Bonney Lake city, Washington
6467.	Camas city, Washington
6468.	Centralia city, Washington
6469.	Cheney city, Washington
6470.	Covington city, Washington
6471.	East Wenatchee city, Washington
6472.	Edgewood city, Washington

6473.	Ellensburg city, Washington
6474.	Enumclaw city, Washington
6475.	Ferndale city, Washington
6476.	Fife city, Washington
6477.	Gig Harbor city, Washington
6478.	Grandview city, Washington
6479.	Kelso city, Washington
6480.	Kenmore city, Washington
6481.	Klickitat County, Washington
6482.	Lake Forest Park city, Washington
6483.	Liberty Lake city, Washington
6484.	Lincoln County, Washington
6485.	Lynden city, Washington
6486.	Maple Valley city, Washington
6487.	Mercer Island city, Washington
6488.	Mill Creek city, Washington
6489.	Monroe city, Washington
6490.	Moses Lake city, Washington
6491.	Mountlake Terrace city, Washington
6492.	Mukilteo city, Washington
6493.	Newcastle city, Washington
6494.	Oak Harbor city, Washington
6495.	Pacific County, Washington
6496.	Pend Oreille County, Washington
6497.	Port Angeles city, Washington
6498.	Port Orchard city, Washington
6499.	Poulsbo city, Washington
6500.	San Juan County, Washington
6501.	SeaTac city, Washington
6502.	Sedro-Woolley city, Washington
6503.	Shelton city, Washington
6504.	Skamania County, Washington
6505.	Snohomish city, Washington
6506.	Snoqualmie city, Washington
6507.	Sumner city, Washington
6508.	Sunnyside city, Washington
6509.	Tukwila city, Washington
6510.	Tumwater city, Washington
6511.	Washougal city, Washington
6512.	West Richland city, Washington
6513.	Woodinville city, Washington
6514.	Appleton city, Wisconsin *
6515.	Barron County, Wisconsin *
6516.	Beloit city, Wisconsin *
6517.	Brookfield city, Wisconsin *
6518.	Brown County, Wisconsin *
6519.	Calumet County, Wisconsin *

6520.	Chippewa County, Wisconsin *
6521.	Clark County, Wisconsin *
6522.	Columbia County, Wisconsin *
6523.	Dane County, Wisconsin *
6524.	Dodge County, Wisconsin *
6525.	Douglas County, Wisconsin *
6526.	Dunn County, Wisconsin *
6527.	Eau Claire city, Wisconsin *
6528.	Eau Claire County, Wisconsin *
6529.	Fitchburg city, Wisconsin *
6530.	Fond du Lac city, Wisconsin *
6531.	Fond du Lac County, Wisconsin *
6532.	Franklin city, Wisconsin *
6533.	Grant County, Wisconsin *
6534.	Green Bay city, Wisconsin *
6535.	Green County, Wisconsin *
6536.	Greenfield city, Wisconsin *
6537.	Janesville city, Wisconsin *
6538.	Jefferson County, Wisconsin *
6539.	Kenosha city, Wisconsin *
6540.	Kenosha County, Wisconsin *
6541.	La Crosse city, Wisconsin *
6542.	La Crosse County, Wisconsin *
6543.	Madison city, Wisconsin *
6544.	Manitowoc city, Wisconsin *
6545.	Manitowoc County, Wisconsin *
6546.	Marathon County, Wisconsin *
6547.	Marinette County, Wisconsin *
6548.	Menomonee Falls village, Wisconsin *
6549.	Milwaukee city, Wisconsin *
6550.	Milwaukee County, Wisconsin *
6551.	Monroe County, Wisconsin *
6552.	New Berlin city, Wisconsin *
6553.	Oak Creek city, Wisconsin *
6554.	Oconto County, Wisconsin *
6555.	Oneida County, Wisconsin *
6556.	Oshkosh city, Wisconsin *
6557.	Outagamie County, Wisconsin *
6558.	Ozaukee County, Wisconsin *
6559.	Pierce County, Wisconsin *
6560.	Polk County, Wisconsin *
6561.	Portage County, Wisconsin *
6562.	Racine city, Wisconsin *

6563.	Racine County, Wisconsin *
6564.	Rock County, Wisconsin *
6565.	Sauk County, Wisconsin *
6566.	Shawano County, Wisconsin *
6567.	Sheboygan city, Wisconsin *
6568.	Sheboygan County, Wisconsin *
6569.	St. Croix County, Wisconsin *
6570.	Sun Prairie city, Wisconsin *
6571.	Vernon County, Wisconsin *
6572.	Walworth County, Wisconsin *
6573.	Washington County, Wisconsin *
6574.	Waukesha city, Wisconsin *
6575.	Waukesha County, Wisconsin *
6576.	Waupaca County, Wisconsin *
6577.	Wausau city, Wisconsin *
6578.	Wauwatosa city, Wisconsin *
6579.	West Allis city, Wisconsin *
6580.	West Bend city, Wisconsin *
6581.	Winnebago County, Wisconsin *
6582.	Wood County, Wisconsin *
6583.	Adams County, Wisconsin
6584.	Allouez village, Wisconsin
6585.	Ashland County, Wisconsin
6586.	Ashwaubenon village, Wisconsin
6587.	Baraboo city, Wisconsin
6588.	Bayfield County, Wisconsin
6589.	Beaver Dam city, Wisconsin
6590.	Bellevue village, Wisconsin
6591.	Brown Deer village, Wisconsin
6592.	Buffalo County, Wisconsin
6593.	Burlington city, Wisconsin
6594.	Burnett County, Wisconsin
6595.	Caledonia village, Wisconsin
6596.	Cedarburg city, Wisconsin
6597.	Chippewa Falls city, Wisconsin
6598.	Crawford County, Wisconsin
6599.	Cudahy city, Wisconsin
6600.	De Pere city, Wisconsin
6601.	DeForest village, Wisconsin
6602.	Door County, Wisconsin
6603.	Elkhorn city, Wisconsin
6604.	Fort Atkinson city, Wisconsin
6605.	Fox Crossing village, Wisconsin
6606.	Germantown village, Wisconsin

6607.	Glendale city, Wisconsin
6608.	Grafton village, Wisconsin
6609.	Grand Chute town, Wisconsin
6610.	Green Lake County, Wisconsin
6611.	Greendale village, Wisconsin
6612.	Greenville town, Wisconsin
6613.	Harrison village, Wisconsin
6614.	Hartford city, Wisconsin
6615.	Hobart village, Wisconsin
6616.	Holmen village, Wisconsin
6617.	Howard village, Wisconsin
6618.	Hudson city, Wisconsin
6619.	Iowa County, Wisconsin
6620.	Jackson County, Wisconsin
6621.	Juneau County, Wisconsin
6622.	Kaukauna city, Wisconsin
6623.	Kewaunee County, Wisconsin
6624.	Lafayette County, Wisconsin
6625.	Langlade County, Wisconsin
6626.	Lincoln County, Wisconsin
6627.	Lisbon town, Wisconsin
6628.	Little Chute village, Wisconsin
6629.	Marinette city, Wisconsin
6630.	Marquette County, Wisconsin
6631.	Marshfield city, Wisconsin
6632.	Menasha city, Wisconsin
6633.	Menomonie city, Wisconsin
6634.	Mequon city, Wisconsin
6635.	Middleton city, Wisconsin
6636.	Monroe city, Wisconsin
6637.	Mount Pleasant village, Wisconsin
6638.	Muskego city, Wisconsin
6639.	Neenah city, Wisconsin
6640.	Oconomowoc city, Wisconsin
6641.	Onalaska city, Wisconsin
6642.	Oregon village, Wisconsin
6643.	Pewaukee city, Wisconsin
6644.	Platteville city, Wisconsin
6645.	Pleasant Prairie village, Wisconsin
6646.	Plover village, Wisconsin
6647.	Port Washington city, Wisconsin
6648.	Portage city, Wisconsin
6649.	Price County, Wisconsin
6650.	Richfield village, Wisconsin
6651.	Richland County, Wisconsin
6652.	River Falls city, Wisconsin
6653.	Rusk County, Wisconsin
6654.	Salem Lakes village, Wisconsin

6655.	Sawyer County, Wisconsin
6656.	Shorewood village, Wisconsin
6657.	South Milwaukee city, Wisconsin
6658.	Stevens Point city, Wisconsin
6659.	Stoughton city, Wisconsin
6660.	Suamico village, Wisconsin
6661.	Superior city, Wisconsin
6662.	Sussex village, Wisconsin
6663.	Taylor County, Wisconsin
6664.	Trempealeau County, Wisconsin
6665.	Two Rivers city, Wisconsin
6666.	Verona city, Wisconsin
6667.	Vilas County, Wisconsin
6668.	Washburn County, Wisconsin
6669.	Watertown city, Wisconsin
6670.	Waunakee village, Wisconsin
6671.	Waupun city, Wisconsin
6672.	Waushara County, Wisconsin
6673.	Weston village, Wisconsin
6674.	Whitefish Bay village, Wisconsin
6675.	Whitewater city, Wisconsin
6676.	Wisconsin Rapids city, Wisconsin
6677.	Albany County, Wyoming *
6678.	Campbell County, Wyoming *
6679.	Casper city, Wyoming *
6680.	Cheyenne city, Wyoming *
6681.	Fremont County, Wyoming *
6682.	Gillette city, Wyoming *
6683.	Laramie city, Wyoming *
6684.	Laramie County, Wyoming *
6685.	Natrona County, Wyoming *
6686.	Sheridan County, Wyoming *
6687.	Sweetwater County, Wyoming *
6688.	Big Horn County, Wyoming
6689.	Carbon County, Wyoming
6690.	Converse County, Wyoming
6691.	Evanston city, Wyoming
6692.	Goshen County, Wyoming
6693.	Green River city, Wyoming
6694.	Jackson town, Wyoming
6695.	Lincoln County, Wyoming
6696.	Park County, Wyoming
6697.	Riverton city, Wyoming
6698.	Rock Springs city, Wyoming
6699.	Sheridan city, Wyoming
6700.	Teton County, Wyoming
6701.	Uinta County, Wyoming

EXHIBIT J

Settling Distributors’ Subsidiaries, Joint Ventures, and Predecessor Entities

ABC

1.	A.T. Pharma Consultancy FZC
2.	AB Eurco Ltd
3.	AB Financing, LLC
4.	AB Finco Ltd
5.	AB Nokco Ltd
6.	AB Singapore Investments Pte. Ltd.
7.	AB Specialty Solutions, LLC
8.	ABBP International Company
9.	ABSG Canada Holdings, Inc.
10.	Access M.D. Inc.
11.	AERO LINK Courier GmbH
12.	Agri-Laboratories, LTD
13.	Agstrata, LLC
14.	AH Schweiz GmbH
15.	AH UK Holdco 1 Limited
16.	Alcura France
17.	Alcura Health España, S.A.
18.	Alcura UK Limited
19.	Alliance Boots BV
20.	Alliance Boots Schweiz Investments GmbH
21.	Alliance Health Services, Inc.
22.	Alliance Healthcare (Distribution) Limited
23.	Alliance Healthcare Acores (f/k/a Proconfar, S.A.)
24.	Alliance Healthcare Ecza Deposu Anonim Şirketi
25.	Alliance Healthcare España Holdings, S.L.
26.	Alliance Healthcare España S.A.
27.	Alliance Healthcare France SA
28.	Alliance Healthcare Group France SA
29.	Alliance Healthcare Management Services (Nederland) B.V.
30.	Alliance Healthcare Management Services Limited
31.	Alliance Healthcare Nederland B.V.
32.	Alliance Healthcare Norge AS
33.	Alliance Healthcare Participações SGPS, unipessoal, Lda.
34.	Alliance Healthcare Répartition
35.	Alliance Healthcare Romania SRL
36.	Alliance Healthcare S.A.

37.	Alliance Healthcare s.r.o.
38.	Alliance Healthcare s.r.o. Slovakia Branch
39.	Alliance Healthcare Services France (f/k/a Alliance Healthcare Formation SAS)
40.	Alliance Healthcare Technology Services Limited
41.	Alliance Healthcare Turkey Holding A.S.
42.	Alliance Healthcare Yatirim Holding Anonim Şirketi
43.	Alliance Home Health Care, Inc.
44.	Alliance UniChem IP Limited
45.	Alloga (Nederland) B.V.
46.	Alloga France SAS
47.	Alloga Logifarma, S.A.
48.	Alloga Logistica (España) S.L.
49.	ALLOGA LOGISTICS ROMANIA SRL
50.	Alloga Portugal - Armazenagem e Distribuicao Farmaceutica, Lda
51.	Alloga UK Limited
52.	AllyDVM, Inc.
53.	Almus Farmaceutica, S.A.
54.	Almus France
55.	Almus Pharmacuticals Limited
56.	Almus, Lda.
57.	Alphega SA
58.	Ambulatory Pharmaceutical Services, Inc.
59.	American Medical Distributors, Inc.
60.	American Oncology Network, LLC
61.	Amerisource Health Services Corporation
62.	Amerisource Health Services, LLC
63.	Amerisource Health Services, LLC d/b/a American Health Packaging
64.	Amerisource Heritage Corporation
65.	AmeriSource Heritage LLC
66.	Amerisource Receivables Financial Corporation
67.	Amerisource Sales Corporation
68.	AmerisourceBergen Associate Assistance Fund
69.	AmerisourceBergen BC, ULC
70.	AmerisourceBergen Canada Corporation

71.	AmerisourceBergen Canada GP LLC
72.	AmerisourceBergen Canada GP, LLC
73.	AmerisourceBergen Canada Holdings LP
74.	AmerisourceBergen Consulting Services, Inc.
75.	AmerisourceBergen Consulting Services, LLC
76.	AmerisourceBergen Corporation
77.	AmerisourceBergen Drug Corporation
78.	AmerisourceBergen Foundation
79.	AmerisourceBergen Global Holdings GmbH
80.	AmerisourceBergen Global Investments S.a.r.l.
81.	AmerisourceBergen Global Manufacturer Services GmbH
82.	AmerisourceBergen Group GmbH
83.	AmerisourceBergen Holding Corporation
84.	AmerisourceBergen Integrated Services Offering, LLC
85.	AmerisourceBergen International Holdings Inc.
86.	AmerisourceBergen International Investments, LLC
87.	AmerisourceBergen Luxembourg s.a.r.l.
88.	AmerisourceBergen Services Corporation
89.	AmerisourceBergen Sourcing, LLC
90.	AmerisourceBergen Specialty Group Canada Corporation
91.	AmerisourceBergen Specialty Group Canada Holdings, Inc.
92.	AmerisourceBergen Specialty Group, Inc.
93.	AmerisourceBergen Specialty Group, LLC
94.	AmerisourceBergen Swiss Holdings GmbH
95.	AmerisourceBergen Switzerland GmbH
96.	AmerisourceBergen UK Holdings Ltd
97.	Anderson Packaging, Inc.
98.	AndersonBrecon Inc.
99.	Animal Prescriptions Limited
100.	Animalytix LLC
101.	Apluspharma Ltd
102.	Apotheek Hagi B.V.
103.	Apotheek Lichtenvoorde B.V.
104.	APS Acquisitions Corporation
105.	APS Enterprises Holding Company, Inc.
106.	Armila UAB
107.	ASD Hemophilia Management, LLC
108.	ASD Hemophilia Program, L.P.
109.	ASD Specialty Healthcare, Inc.
110.	ASD Specialty Healthcare, LLC
111.	ASD Specialty Healthcare, LLC d/b/a ASD Healthcare

112.	ASD Specialty Healthcare, LLC d/b/a Besse Medical
113.	ASD Specialty Healthcare, LLC d/b/a Oncology Supply
114.	Automed Technologies (Canada) Inc.
115.	Automed Technologies (Canada) ULC
116.	Automed Technologies, Inc.
117.	BBC Laboratories
118.	BBC Operating Sub, Inc.
119.	BBC Packing Corporation
120.	BBC Special Packaging, Inc.
121.	BBC Transportation Co.
122.	Beachcourse Limited
123.	Bellco Drug Corp.
124.	Bellco Health Corp.
125.	Bergen Brunswig Corporation
126.	Bergen Brunswig Drug Company
127.	Bergen Brunswig Realty Services, Inc.
128.	Bermuda Equity Holdings, Ltd.
129.	Beverly Acquisition Corporation
130.	Blue Hill II, Inc.
131.	Blue Hill, Inc.
132.	BluePoint Intellectual Property, LLC
133.	Boots Nederland B.V.
134.	Boots Norge AS
135.	BP Pharmaceuticals Laboratories Unlimited Company
136.	BPL Brasil Participacoes Ltda.
137.	BPL Brazil Holding Company s.a.r.l.
138.	BPL Brazil, LLC
139.	BPL Group, LLC
140.	BPL Pharmaceuticals Holding Unlimited Company
141.	BPLH Ireland Company Dublin, Zug Branch
142.	BPLH Ireland Unlimited Company
143.	Brecon Holdings Limited
144.	Brecon Pharmaceuticals Holdings Limited
145.	Brecon Pharmaceuticals Limited
146.	Bridge Medical, Inc.
147.	Brownstone Pharmacy, Inc.
148.	Bruin Acquisition Corp.
149.	Burt’s Pharmacy, LLC
150.	Cameron Stewart Lifescience Canada Inc.
151.	Cannes RJ Participacoes S.A.
152.	Capstone Med, Inc.
153.	Capstone Pharmacy of Delaware, Inc.
154.	CDRF Parent LLC
155.	CDRF Parent, Inc.
156.	Centaur Services Limited
157.	Centro Farmaceutico Asturiano, SA
158.	Century Advertising Inc.

159.	Chapin Drug Company
160.	Choice Medical, Inc.
161.	Clinical Outcomes Resource Application Corporation
162.	Clinical Outcomes Resource Application, Inc.
163.	CliniCare Concepts, Inc.
164.	ClinPharm, L.L.C.
165.	Committed Provider Services, LLC
166.	Compuscript, Inc.
167.	Computran Systems, Inc.
168.	Corrections Pharmacies Licensing Company, L.L.C.
169.	Corrections Pharmacies of California, LP
170.	Corrections Pharmacies of Hawaii, LP
171.	Corrections Pharmacies, L.L.C.
172.	Cubex, LLC
173.	Datapharm Sarl
174.	DD Wholesale, Inc.
175.	Dialysis Purchasing Alliance, Inc.
176.	Directlog
177.	Documedics Acquisition Co., Inc.
178.	Drug Service, Inc.
179.	Dunnington Drug, Inc.
180.	Dunnington RX Services of Massachusetts, Inc.
181.	Dunnington RX Services of Rhode Island, Inc.
182.	Durr-Fillauer Medical, Inc.
183.	Durvet, Inc.
184.	Dymaxium Healthcare Innovations, Ltd.
185.	Dymaxium Holdings, Ltd.
186.	Dymaxium, Ltd.
187.	Entel d.o.o.
188.	Escalante Solutions, L.P.
189.	Esko Itriyat Sanayi ve Ticaret Anonim Şirketi
190.	Euro Registratie Collectief B.V.
191.	European Physician Networks GmbH
192.	Express Pharmacy Services, Inc.
193.	Falcon Acquisition Sub, LLC
194.	Family Center Pharmacy, Inc.
195.	Feeders Advantage, LCC
196.	General Drug Company
197.	Goot Nursing Home Pharmacy, Inc.
198.	Goot Westbridge Pharmacy, Inc.
199.	Goot’s Goodies, Inc.
200.	Goot’s Pharmacy & Orthopedic Supply, Inc.
201.	Green Barn, Inc
202.	H. D. Smith Holding Company
203.	H. D. Smith Holdings, LLC
204.	H. D. Smith Wholesale Drug Co.
205.	H. D. Smith, LLC

206.	HAI Acquisition, Inc.
207.	HDS Solutions, LLC
208.	Health Services Capital Corporation
209.	Healthcare Prescription Services, Inc.
210.	HealthForward Inc.
211.	HealthQuest Partner II, L.P.
212.	HealthTronics Data Solutions LLC
213.	HealthTronics Data Solutions, LLC
214.	HealthTronics Information Technology Solutions, Inc.
215.	Hedef International Holdings BV
216.	Home Medical Equipment Health Company
217.	Hydra Pharm SPA
218.	I.g.G. of America, Inc.
219.	IHS Acquisition XXX, Inc.
220.	Imedex, Inc.
221.	Imedex, LLC
222.	Independent Pharmacy Buying Group, Inc.
223.	Innomar Pharmacy (BC) Inc.
224.	Innomar Pharmacy (SK) Inc.
225.	Innomar Pharmacy Inc.
226.	Innomar Specialty Pharmacy, Inc.
227.	Innomar Strategies Inc.
228.	Innovation Cancer, Inc.
229.	Insta-Care Holdings, Inc.
230.	Insta-Care Pharmacy Services Corporation
231.	Intake Initiatives Incorporated
232.	IntegraConnect NewCo, LLC
233.	Integrated Commercialization Solutions, Inc.
234.	Integrated Commercialization Solutions, LLC
235.	Integrated Health Systems Outcomes Coalition, LLC
236.	Inteplex, Inc.
237.	Interfill, LLC
238.	International Oncology Network Solutions, Inc.
239.	International Physician Networks, L.L.C.
240.	International Rheumatology Network, L.L.C.
241.	IntrinsiQ Holdings, Inc.
242.	IntrinsiQ Specialty Solutions, Inc.
243.	IntrinsiQ Tendler, Inc.
244.	IntrinsiQ, LLC
245.	J.M. Blanco, Inc.
246.	James Brudnick Company, Inc.
247.	K/S Instrument Corp.
248.	KRP Investments, Inc.
249.	Labpak Limited
250.	LAD Drug Corporation
251.	Leading Educational Research Network, LLC
252.	Lexicon Pharmacy Services, L.L.C.
253.	Liberty Acquisition Corp.

254.	Libra C.V.
255.	Los Angeles Drug Corporation
256.	M.D.P. Properties, Inc.
257.	Managed Care Network, Inc.
258.	Marshall Reinardy LLC
259.	Medical Health Industries, Inc.
260.	Medical Initiatives, Inc.
261.	Medidyne Corp.
262.	Medselect Inc.
263.	Memorial Pet Care, Inc.
264.	Micro Technologies Canada Inc.
265.	MWI Buying Group Limited (formerly St. Francis Limited)
266.	MWI Supply (UK Acquisition) Limited
267.	MWI Supply (UK Holdings) Limited
268.	MWI Supply (UK) Limited
269.	MWI Veterinary Supply Co.
270.	MWI Veterinary Supply, Inc.
271.	Nareks Ecza Deposu Ticaret Anonim Şirketi
272.	Network for Medical Communication & Research Analytics, LLC
273.	New Jersey Medical Corporation
274.	Nexiapharma, SL
275.	NMCR Holdings, Inc.
276.	NMCR-Europe, LLC
277.	Northeast Veterinary Supply Company, LLC
278.	Oktal Pharma d.o.o
279.	Oktal Pharma d.o.o
280.	Oktal Pharma d.o.o [Zagreb]
281.	Oktal Pharma d.o.o.
282.	Oktal Pharma Hungary K.f.t.
283.	Omni Med B, Inc.
284.	OPH Oktal Pharma d.o.o
285.	OTC Direct Limited
286.	Paris Acquisition Corp.
287.	Pharm Plus Acquisition, Inc.
288.	Pharma One Corporation Limited
289.	Pharmacy Corporation of America
290.	Pharmacy Corporation of America - Massachusetts, Inc.
291.	Pharmacy Healthcare Solutions, Ltd.
292.	Pharmacy Review Services, Inc.
293.	Pharmdata s.r.o.
294.	PharMEDium Healthcare Corporation
295.	PharMEDium Healthcare Holdings LLC
296.	PharMEDium Healthcare Holdings, Inc.
297.	PharMEDium Healthcare LLC
298.	PharMEDium Pharmacy Services, LLC
299.	PharMEDium R.E., LLC
300.	PharMEDium Services, LLC
301.	PharMerica Drug Systems, Inc.

302.	PharMerica Technology Solutions, LLC
303.	Pharmerica, Inc.
304.	Pitango HealthTech Fund I, L.P.
305.	Planet Software Limited
306.	PMSI MSA Services, Inc.
307.	PMSI, Inc.
308.	PPSC USA, LLC
309.	Premier Pharmacy, Inc.
310.	Premier Source Diagnostics Inc.
311.	Premier Source, LLC
312.	Prescribe Wellness, LLC
313.	Profarma Distribuidora de Produtos Farmaceuticos S.A.
314.	Ramuneles Vaistine UAB
315.	Reimbursement Education Network, LLC
316.	Rightpak, Inc.
317.	Rombro’s Drug Center, Inc.
318.	Roscoe Acquisition Corporation
319.	S.R.P. (Services de la Répartition Pharmaceutique)
320.	SecureDVM, LLC
321.	Securos Europe GmbH
322.	Silver Streak I, LLC
323.	Skills in Healthcare France
324.	Skills in Healthcare Pazarlama ve Tanitim Hizmetleri Anonim Şirketi
325.	Skills in Healthcare Romania S.r.l.
326.	Smart ID Works, LLC
327.	Smith Medical Partners, LLC
328.	Snipetjernveien 10 Norge AS
329.	Solana Beach, Inc.
330.	Southwest Pharmacies, Inc.
331.	Southwestern Drug Corporation
332.	SparkSense Analytics, Inc.
333.	Specialty Advancement Network, LLC
334.	Specialty Pharmacy of California, Inc.
335.	Specialty Pharmacy, Inc.
336.	Spielberg Acquisition Corp.
337.	Spits B.V.
338.	Stadt Solutions, LLC
339.	Stephar B.V.
340.	Strategic Pharmaceutical Solutions, Inc.
341.	Swine Solutions Network, LLC
342.	Taylor & Manno Asset Recovery, Inc.
343.	Telepharmacy Solutions, Inc.
344.	Terra-Lab d.o.o
345.	The Allen Company
346.	The Lash Group, Inc.
347.	The Lash Group, LLC
348.	TheraCom, L.L.C.
349.	ThermoSecure Medical Equipment GmbH

350.	TMESYS, Inc.
351.	TrakCel Holding Company, Inc.
352.	Trellis Healthcare Consulting, L.L.C.
353.	Trellis Healthcare Consulting, LLC
354.	True Blue Indemnity Company
355.	United Company of Pharmacists SAE
356.	Universal Packaging Systems, Inc.
357.	US Bioservices Corporation
358.	Valley Wholesale Drug Co., LLC
359.	Value Apothecaries, Inc.
360.	Vedco, Inc.
361.	Vetbridge Animal Health, LLC
362.	Vetbridge Product Development (NM-OMP) LLC
363.	VetSpace Limited
364.	VetSpace, Inc.
365.	Vetswest Limited
366.	W.C. International Limited
367.	WBA Acquisitions Luxco 9 S.à.r.l.
368.	Wight Nederland Holdco 2 B.V.
369.	Wight Nederland Holdco 4 BV
370.	WML, LLC
371.	Woodglen Properties Limited
372.	Woodglen Properties Limited Portugal Branch
373.	World Courier (Aust) Pty. Ltd.
374.	World Courier (Austria) GmbH
375.	World Courier (Austria) GmbH – Serbia Branch
376.	World Courier (Deutschland) GmbH
377.	World Courier (Finland) Oy
378.	World Courier (India) Private Limited
379.	World Courier (Ireland) Limited
380.	World Courier (Lithuania), UAB
381.	World Courier (Malaysia) Sdn. Bhd.
382.	World Courier (Norway) AS
383.	World Courier (NZ) Limited
384.	World Courier (Poland) Sp. Z.o.o.
385.	World Courier (Shanghai) Co., Ltd Guangzhou Branch
386.	World Courier (Shanghai) Co., Ltd.
387.	World Courier (Shanghai) Co., Ltd., Beijing Branch
388.	World Courier (Sweden) AB
389.	World Courier (Switzerland) SA
390.	World Courier (U.K.) Limited
391.	World Courier Asia (Thailand) Co., Ltd.
392.	World Courier Belgium s.a.
393.	World Courier Bulgaria
394.	World Courier Czech Republic s.r.o.
395.	World Courier de Chile Limitada

396.	World Courier de Colombia S.A.
397.	World Courier de Espana, S.A.
398.	World Courier de Mexico S.A. de C.V.
399.	World Courier de Portugal, Lda.
400.	World Courier de Uruguay S.A.
401.	World Courier del Ecuador S.A.
402.	World Courier del Peru S.A.
403.	World Courier Denmark A/S
404.	World Courier do Brasil Transportes Internacionais Ltda.
405.	World Courier France S.A.R.L.
406.	World Courier Ground (Europe) Limited
407.	World Courier Ground, Inc.
408.	World Courier Group Logistics, Inc.
409.	World Courier Group S.a.r.l.
410.	World Courier Group, Inc.
411.	World Courier Group, Inc. Taiwan Branch
412.	World Courier Hellas Limited Liability Company
413.	World Courier Holland BV
414.	World Courier Hong Kong Limited
415.	World Courier Hungary Freight Forwarder and Service Provider Limited Liability Company
416.	World Courier Israel Ltd.
417.	World Courier Italia srl
418.	World Courier K.K. Japan
419.	World Courier Korea Co., Ltd.
420.	World Courier Limited (Russia)
421.	World Courier Logistics (Europe) Limited
422.	World Courier Logistics (UK) Limited
423.	World Courier Logistics, Inc.
424.	World Courier Logistics, Inc. (DE)
425.	World Courier Logistics, Inc. (NY)
426.	World Courier Management Limited
427.	World Courier Management, Inc.
428.	World Courier of Canada Ltd
429.	World Courier Operations Kenya Limited
430.	World Courier Philippines – Representative Office
431.	World Courier Romania S.R.L.
432.	World Courier S.A.
433.	World Courier Singapore Pte Ltd
434.	World Courier Slovak Republic s.r.o.
435.	World Courier South Africa (Proprietary) Limited
436.	World Courier Tasimacilik ve Lojistik Hizmetleri Ticaret Limited Sirketi
437.	World Courier Ukraine LLC
438.	World Courier Venezuela, S.A.
439.	World Courier Zagreb d.o.o.

440.	World Courier, Inc.
441.	World Courier, kurirske storitve,d.o.o.
442.	World Customs Brokerage, Inc.
443.	Xcenda (UK) Limited

444.	Xcenda GmbH
445.	Xcenda Switzerland GmbH
446.	Xcenda, L.L.C.
447.	ZU Vase Zdravije

Cardinal

1.	A+ Secure Packaging, LLC
2.	Abilene Nuclear, LLC
3.	Access Closure, Inc.
4.	Acuity GPO, LLC
5.	Aero-Med, Ltd.
6.	Allegiance (BVI) Holding Co. Ltd.
7.	Allegiance Corporation
8.	Allegiance Healthcare (Labuan) Pte. Ltd.
9.	Allegiance I, LLC
10.	Allegiance Labuan Holdings Pte. Ltd.
11.	API (Suppliers) Limited
12.	AssuraMed Acquisition Corp.
13.	AssuraMed Group, Inc.
14.	AssuraMed Holding, Inc.
15.	AssuraMed Intermediate Holding, Inc.
16.	AssuraMed, Inc.
17.	C. International, Inc.
18.	Cardinal Distribution Holding Corporation - I
19.	Cardinal Distribution Holding Corporation - II
20.	Cardinal Health 100, Inc.
21.	Cardinal Health 104 LP
22.	Cardinal Health 105, Inc.
23.	Cardinal Health 107, LLC
24.	Cardinal Health 108, LLC
25.	Cardinal Health 110, LLC
26.	Cardinal Health 112, LLC
27.	Cardinal Health 113, LLC
28.	Cardinal Health 114, Inc.
29.	Cardinal Health 115, LLC
30.	Cardinal Health 116, LLC
31.	Cardinal Health 118, LLC
32.	Cardinal Health 119, LLC
33.	Cardinal Health 121, LLC
34.	Cardinal Health 122, LLC
35.	Cardinal Health 123, LLC
36.	Cardinal Health 124, LLC
37.	Cardinal Health 125, LLC
38.	Cardinal Health 126, LLC
39.	Cardinal Health 127, Inc.
40.	Cardinal Health 128, LLC
41.	Cardinal Health 130, LLC
42.	Cardinal Health 131, LLC
43.	Cardinal Health 132, LLC
44.	Cardinal Health 133, Inc.
45.	Cardinal Health 2, LLC
46.	Cardinal Health 200, LLC
47.	Cardinal Health 201 Canada L.P.
48.	Cardinal Health 201, Inc.

49.	Cardinal Health 215, LLC
50.	Cardinal Health 222 (Thailand) Ltd.
51.	Cardinal Health 242, LLC
52.	Cardinal Health 246, Inc.
53.	Cardinal Health 247, Inc.
54.	Cardinal Health 249, LLC
55.	Cardinal Health 250 Dutch C.V.
56.	Cardinal Health 251, LLC
57.	Cardinal Health 252, LLC
58.	Cardinal Health 253, LP
59.	Cardinal Health 3, LLC
60.	Cardinal Health 414, LLC
61.	Cardinal Health 418, Inc.
62.	Cardinal Health 5, LLC
63.	Cardinal Health 500, LLC
64.	Cardinal Health 524, LLC
65.	Cardinal Health 529, LLC
66.	Cardinal Health 6, Inc.
67.	Cardinal Health 7, LLC
68.	Cardinal Health 8, LLC
69.	Cardinal Health Australia 503 Pty Ltd.
70.	Cardinal Health Austria 504 GmbH
71.	Cardinal Health Belgium 505 BVBA
72.	Cardinal Health Canada Holdings Cooperatie U.A.
73.	Cardinal Health Canada Inc.
74.	Cardinal Health Capital Corporation
75.	Cardinal Health Cardiology Solutions, LLC
76.	Cardinal Health Chile Limitada
77.	Cardinal Health Colombia S.A.S.
78.	Cardinal Health Commercial Technologies, LLC
79.	Cardinal Health Corporate Solutions, LLC
80.	Cardinal Health D.R. 203 II Ltd.
81.	Cardinal Health Denmark ApS
82.	Cardinal Health do Brasil Ltda.
83.	Cardinal Health Finance
84.	Cardinal Health Finland Oy
85.	Cardinal Health Foundation
86.	Cardinal Health France 506 SAS
87.	Cardinal Health Funding, LLC
88.	Cardinal Health Germany 507 GmbH
89.	Cardinal Health Germany Manufacturing GmbH
90.	Cardinal Health Holding International, Inc.
91.	Cardinal Health International Philippines, Inc.
92.	Cardinal Health IPS, LLC

93.	Cardinal Health Ireland 419 Designated Activity Company
94.	Cardinal Health Ireland 508 Limited
95.	Cardinal Health Ireland Manufacturing Limited
96.	Cardinal Health Ireland Unlimited Company
97.	Cardinal Health Italy 509 S.r.l.
98.	Cardinal Health Japan G.K.
99.	Cardinal Health Korea Limited
100.	Cardinal Health Luxembourg 420 S.a.r.l.
101.	Cardinal Health Luxembourg 522 S.a.r.l.
102.	Cardinal Health Malaysia 211 Sdn. Bhd.
103.	Cardinal Health Malta 212 Limited
104.	Cardinal Health Managed Care Services, LLC
105.	Cardinal Health Medical Products India Private Limited
106.	Cardinal Health Mexico 244 S. de R.L. de C.V.
107.	Cardinal Health Mexico 514 S. de R.L. de C.V.
108.	Cardinal Health Middle East FZ-LLC
109.	Cardinal Health MPB, Inc.
110.	Cardinal Health Napoleon Holding, LLC
111.	Cardinal Health Netherlands 502 B.V.
112.	Cardinal Health Netherlands 525 Cooperatie U.A.
113.	Cardinal Health Netherlands 528 B.V.
114.	Cardinal Health Norway AS
115.	Cardinal Health P.R. 120, Inc.
116.	Cardinal Health P.R. 218, Inc.
117.	Cardinal Health P.R. 220, LLC
118.	Cardinal Health P.R. 436, Inc.
119.	Cardinal Health Panama, S. de R.L.
120.	Cardinal Health Pharmaceutical Contracting, LLC
121.	Cardinal Health Pharmacy Services, LLC
122.	Cardinal Health Poland Spolka z ograniczona odpowiedzialnoscia
123.	Cardinal Health Portugal 513, Unipessoal Lda.
124.	Cardinal Health Russia
125.	Cardinal Health Singapore 225 Pte. Ltd.
126.	Cardinal Health Spain 511 S.L.
127.	Cardinal Health Sweden 512 A.B.
128.	Cardinal Health Switzerland 515, GmbH
129.	Cardinal Health Systems, Inc.
130.	Cardinal Health Technologies Switzerland GmbH
131.	Cardinal Health Technologies, LLC
132.	Cardinal Health U.K. 418 Limited
133.	Cardinal Health U.K. 432 Limited

134.	Cardinal Health U.K. Holding Limited
135.	Cardinal Health U.K. International Holding LLP
136.	Cardinal Health, Inc.
137.	Cardinal MED Equipment Consulting (Shanghai) Co., Ltd.
138.	Cirpro de Delicias S.A. de C.V.
139.	Clinic Pharmacies III, LLC
140.	Clinic Pharmacies, LLC
141.	Community Pharmacy Enterprises, LLC
142.	Convertors de Mexico S.A. de C.V.
143.	Cordis (Shanghai) MED Devices Co., Ltd.
144.	Cordis Cashel Unlimited Company
145.	Cordis Corporation
146.	Cornerstone Rheumatology LP
147.	Covidien Manufacturing Solutions, S.A.
148.	Dutch American Manufacturers II (D.A.M. II) B.V.
149.	Ellipticare, LLC
150.	EPIC Insurance Company
151.	Especialidades Medicas Kenmex S.A. de C.V.
152.	Experience East, LLC
153.	Flexible Stenting Solutions, Inc.
154.	Frog Horned Capital, Inc.
155.	Generic Drug Holdings, Inc.
156.	GetOutcomes, LLC
157.	Griffin Capital, LLC
158.	HDG Acquisition, Inc.
159.	imgRx Healdsburg, Inc.
160.	imgRx Salud, Inc.
161.	imgRx SJ Valley, Inc.
162.	imgRx SLO, Inc.
163.	imgRx Sonoma, Inc.
164.	InnerDyne Holdings, Inc.
165.	Innovative Therapies, Inc.
166.	Instant Diagnostic Systems, Inc.
167.	InteCardia-Tennessee East Catheterization, LLC
168.	ITI Sales, LLC
169.	Kendall-Gammatron Limited
170.	Killilea Development Company, Ltd.
171.	Kinray I, LLC
172.	KPR Australia Pty. Ltd.
173.	KPR Switzerland Sales GmbH
174.	KPR U.S., LLC
175.	Leader Drugstores, Inc.
176.	Ludlow Technical Products Canada, Ltd.
177.	Marin Apothecaries
178.	Medicap Pharmacies Incorporated
179.	Medicine Shoppe Capital Corporation
180.	Medicine Shoppe International, Inc.

181.	Medicine Shoppe Internet, Inc.
182.	Mediquip Sdn. Bhd.
183.	Mirixa Corporation
184.	MosaicGPO, LLC
185.	mscripts Holdings, LLC
186.	mscripts Systems India Private Limited
187.	mscripts, LLC
188.	Nippon Covidien Ltd.
189.	One Cloverleaf, LLC
190.	Outcomes Incorporated
191.	Owen Shared Services, Inc.
192.	Pharmacy Operations Of New York, Inc.
193.	Pharmacy Operations, Inc.
194.	Physicians Purchasing, Inc.
195.	Pinnacle Intellectual Property Services, Inc.
196.	Pinnacle Intellectual Property Services-International, Inc.
197.	Quiroproductos de Cuauhtemoc S. de R.L. de C.V.
198.	RainTree Administrative Services, LLC
199.	RainTree Care Management, LLC
200.	RainTree GPO, LLC
201.	Ransdell Surgical, Inc.
202.	Red Oak Sourcing, LLC
203.	Renal Purchasing Group, LLC
204.	RGH Enterprises, Inc.
205.	RT Oncology Services Corporation
206.	Rxealtime, Inc.
207.	Sierra Radiopharmacy, L.L.C.
208.	Sonexus Health Access & Patient Support, LLC
209.	Sonexus Health Distribution Services, LLC
210.	Sonexus Health Financial Solutions, LLC
211.	Sonexus Health Pharmacy Services, LLC
212.	Sonexus Health, LLC
213.	TelePharm, LLC
214.	The Harvard Drug Group, L.L.C.
215.	Tianjin ITI Trading Company
216.	Tradex International, Inc.
217.	Traverse GPO, LLC
218.	Wavemark Lebanon Offshore s.a.l.
219.	Wavemark, Inc.
220.	Red Oak Sourcing, LLC
221.	API (Suppliers) Limited
222.	Sierra Radiopharmacy, L.L.C.
223.	Abilene Nuclear, LLC
224.	InteCardia-Tennessee East Catheterization, LLC
225.	Kendall-Gammatron Limited
226.	Almus Pharmaceuticals USA LLC
227.	Cardinal Health (H.K.) Co. Limited

228.	Cardinal Health (Shanghai) Pharmaceutical Co., Ltd.
229.	Cardinal Health (Sichuan) Pharmaceutical Co., Ltd.
230.	Cardinal Health (Wuxi) Pharmaceutical Co., Ltd.
231.	Cardinal Health Hedan (Shenzhen) Pharmaceutical Co., Ltd.
232.	Dalian Zhongda Pharmaceutical Company Limited
233.	NaviHealth Holdings, LLC
234.	Parch, L.L.C.
235.	6464661 Canada Inc.
237.	Academy Of Managed Care Medicine, L.L.C.
238.	Alaris Medical 1 (Suisse) Sarl
239.	Alaris Medical New Zealand Limited
240.	Allegiance Healthcare International GmbH
241.	Allegiance Pro Inc.
242.	Allied Healthcare Services, Inc.
243.	Almus Pharmaceuticals Singapore Pte. Ltd.
244.	Almus Pharmaceuticals USA LLC
245.	American Threshold Industries, Inc.
246.	Anoka, LLC
247.	ARCH Collection Corporation
248.	ARCH, S.A.
249.	Armand Scott, LLC
250.	Aurum Pharmaceuticals Limited
251.	Behrens Inc.
252.	Beijing Baiji Advanced Specialty Company Limited
253.	Bellwether Oncology Alliance, Inc.
254.	Bentley Merger Sub, LLC
255.	Bindley Western Funding Corporation
256.	Bindley Western Industries II Of Maine, Inc.
257.	Biosigna GmbH Institut für Biosignalverarbeitung und Systemanalyse
258.	Bird Products (Japan) Ltd.
259.	Bird Products Corporation
261.	Brighton Capital, Inc.
262.	Buffalo Merger Corp.
263.	BW Transportation Services, Inc.
264.	Cardal II, LLC
265.	Cardal, Inc.
266.	Cardinal Florida, Inc.
267.	Cardinal Health (Beijing) China Pharmaceutical Co., Ltd.
268.	Cardinal Health (Beijing) Medical Trading Co., Ltd.
269.	Cardinal Health (Beijing) Pharmacy Co., Ltd.

270.	Cardinal Health (Chengdu) Pharmacy Co., Ltd.
271.	Cardinal Health (China) Investment Co., Ltd.
272.	Cardinal Health (Chongqing) Pharmaceutical Co., Ltd.
273.	Cardinal Health (Chongqing) Pharmacy Co., Ltd.
274.	Cardinal Health (H.K.) Co. Limited
275.	Cardinal Health (Hubei) Pharmaceutical Co., Ltd.
276.	Cardinal Health (L) Co., Ltd.
277.	Cardinal Health (Liaoning) Pharmaceutical Co., Ltd.
278.	Cardinal Health (P02296)
279.	Cardinal Health (P04080)
280.	Cardinal Health (Shanghai) Commercial and Trading Company Limited
281.	Cardinal Health (Shanghai) Cosmetics Trading Co., Ltd.
282.	Cardinal Health (Shanghai) Logistics Co., Ltd.
283.	Cardinal Health (Shanghai) Pharmaceutical Co., Ltd.
284.	Cardinal Health (Shanghai) Pharmacy Co., Ltd.
285.	Cardinal Health (Shanxi) Pharmaceutical Co., Ltd.
286.	Cardinal Health (Shenyang) Pharmacy Co., Ltd.
287.	Cardinal Health (Sichuan) Pharmaceutical Co., Ltd.
288.	Cardinal Health (Tianjin) Pharmaceutical Co., Ltd.
289.	Cardinal Health (Wuxi) Pharmaceutical Co., Ltd.
290.	Cardinal Health (WuXi) Pharmacy Co., Ltd.
291.	Cardinal Health (Zhejiang) Pharmaceutical Co., Ltd.
292.	Cardinal Health 101, Inc.
293.	Cardinal Health 102, Inc.
294.	Cardinal Health 103, Inc.
295.	Cardinal Health 106, Inc.
296.	Cardinal Health 109, Inc.
297.	Cardinal Health 111, LLC
298.	Cardinal Health 113, LLC
299.	Cardinal Health 117, LLC
300.	Cardinal Health 129, Inc.
301.	Cardinal Health 208, Inc.
302.	Cardinal Health 301, LLC
303.	Cardinal Health 400, Inc.
304.	Cardinal Health 401, Inc.

305.	Cardinal Health 402, Inc.
306.	Cardinal Health 403, Inc.
307.	Cardinal Health 404, Inc.
308.	Cardinal Health 405, Inc.
309.	Cardinal Health 406, Inc.
310.	Cardinal Health 406, LLC
311.	Cardinal Health 407, Inc.
312.	Cardinal Health 408, Inc.
313.	Cardinal Health 409, Inc.
314.	Cardinal Health 410, Inc.
315.	Cardinal Health 411, Inc.
316.	Cardinal Health 412, Inc.
317.	Cardinal Health 413, Inc.
318.	Cardinal Health 415, Inc.
319.	Cardinal Health 416, Inc.
320.	Cardinal Health 417, Inc.
321.	Cardinal Health 419, LLC
322.	Cardinal Health 420, LLC
323.	Cardinal Health 421 Limited Partnership
324.	Cardinal Health 421, Inc.
325.	Cardinal Health 422, Inc.
326.	Cardinal Health 501 Dutch C.V.
327.	Cardinal Health Austria 201 GmbH
328.	Cardinal Health Bermuda 224, Ltd.
329.	Cardinal Health Brasil 423 Servicos Farmaceuticos Nucleares Ltda
330.	Cardinal Health Canada 204, Inc.
331.	Cardinal Health Canada 301, Inc.
332.	Cardinal Health Canada 302, Inc.
333.	Cardinal Health Canada 307, ULC
334.	Cardinal Health Canada 403, Inc.
335.	Cardinal Health Canada 437, Inc.
336.	Cardinal Health Canada Inc.
337.	Cardinal Health Canada LP
338.	Cardinal Health Cayman Islands Holding Co. Ltd
339.	Cardinal Health Cayman Islands Ltd.
340.	Cardinal Health China Co., Ltd.
341.	Cardinal Health D.R. 203 Limited
342.	Cardinal Health Europe IT GmbH
343.	Cardinal Health France 205 SAS
344.	Cardinal Health France 309 SAS
345.	Cardinal Health Germany 206 GmbH
346.	Cardinal Health Germany 234 GmbH
347.	Cardinal Health Germany 318 GmbH
348.	Cardinal Health Hedan (Shenzhen) Pharmaceutical Co., Ltd.
349.	Cardinal Health Hong Kong Limited
350.	Cardinal Health I, Inc.
351.	Cardinal Health Imaging, LLC
352.	Cardinal Health India Private Limited

353.	Cardinal Health International Ventures, Ltd.
354.	Cardinal Health Ireland 406 Ltd.
355.	Cardinal Health Ireland 527 General Partnership
356.	Cardinal Health Italy 208 S.r.l.
357.	Cardinal Health Italy 312 S.p.A.
358.	Cardinal Health Lease Funding 2002A, LLC
359.	Cardinal Health Lease Funding 2002AQ, LLC
360.	Cardinal Health Lease Funding 2003A, LLC
361.	Cardinal Health Lease Funding 2003AQ, LLC
362.	Cardinal Health Lease Funding 2003B, LLC
363.	Cardinal Health Lease Funding 2003BQ, LLC
364.	Cardinal Health Lease Funding 2004A, LLC
365.	Cardinal Health Lease Funding 2004AQ, LLC
366.	Cardinal Health Luxembourg 523 S.a.r.l.
367.	Cardinal Health Mauritius Holding 226 Ltd.
368.	Cardinal Health Mexico 213, S.A. de C.V.
369.	Cardinal Health Netherlands 238 BV
370.	Cardinal Health Netherlands 526 B.V.
371.	Cardinal Health Netherlands Financing C.V.
372.	Cardinal Health Netherlands Holding B.V.
373.	Cardinal Health New Zealand 313 Limited
374.	Cardinal Health Norway 315 A/S
375.	Cardinal Health P.R. 227, Inc.
376.	Cardinal Health P.R. 409 B.V.
377.	Cardinal Health PTS, Inc.
378.	Cardinal Health PTS, LLC
379.	Cardinal Health S.A. 319 (Proprietary) Limited
380.	Cardinal Health Singapore 304
381.	Cardinal Health Singapore 423 Pte. Ltd.
382.	Cardinal Health Spain 219 S.L.U.
383.	Cardinal Health Spain 239 SA
384.	Cardinal Health Specialty Pharmacy, LLC
385.	Cardinal Health Sweden 220 AB
386.	Cardinal Health Sweden 314 AB
387.	Cardinal Health Switzerland 221 Sarl
388.	Cardinal Health Switzerland 317 Sarl
389.	Cardinal Health Trading (Shanghai) Co., Ltd.
390.	Cardinal Health U.K. 100 Limited
391.	Cardinal Health U.K. 101 Limited
392.	Cardinal Health U.K. 102 Limited
393.	Cardinal Health U.K. 103 Limited
394.	Cardinal Health U.K. 104 Limited
395.	Cardinal Health U.K. 105 Limited
396.	Cardinal Health U.K. 106 Limited
397.	Cardinal Health U.K. 223 Limited
398.	Cardinal Health U.K. 232 Limited
399.	Cardinal Health U.K. 235 Limited
400.	Cardinal Health U.K. 236 Limited
401.	Cardinal Health U.K. 240 Limited

402.	Cardinal Health U.K. 305 Limited
403.	Cardinal Health U.K. 306 Limited
404.	Cardinal Health U.K. 433 Limited
405.	Cardinal Health U.K. 434 Limited
406.	Cardinal Syracuse, Inc.
407.	Cardinal.Com Holdings, Inc.
408.	Care Fusion Development Private Limited
409.	Care Fusion Incorporated
410.	CareFusion 202, Inc.
411.	CareFusion 203, Inc.
412.	CareFusion 205, Inc.
413.	CareFusion 206, Inc.
414.	CareFusion 207, Inc.
415.	CareFusion 209, Inc.
416.	CareFusion 210, Inc.
417.	CareFusion 211, Inc.
418.	CareFusion 212, LLC
419.	CareFusion 213, LLC
420.	CareFusion 214, LLC
421.	CareFusion 2200, Inc.
422.	CareFusion 2201, Inc.
423.	CareFusion 302, LLC
424.	CareFusion 303, Inc.
425.	CareFusion 304, LLC
426.	CareFusion Australia 200 Pty Ltd.
427.	CareFusion Australia 316 Pty Limited
428.	CareFusion Australia 500 Pty Ltd
429.	CareFusion Belgium 202 BVBA
430.	CareFusion Brasil 231 Servico e Comercia de Productos Medicos Ltda
431.	CareFusion Corporation
432.	CareFusion EIT, LLC
433.	CareFusion Iberia 308 S.L.U.
434.	CareFusion Italy 237 Srl
435.	CareFusion Italy 311 Srl
436.	CareFusion Japan 228 K.K.
437.	CareFusion Japan 233, Inc.
438.	CareFusion Luxembourg 501 Sarl
439.	CareFusion Manufacturing Ireland 241 Limited
440.	CareFusion Manufacturing, LLC
441.	CareFusion Netherlands 214 B.V.
442.	CareFusion Netherlands 238 BV
443.	CareFusion Netherlands 310 B.V.
444.	CareFusion Netherlands 503 B.V.
445.	CareFusion New Zealand 217 Limited
446.	CareFusion New Zealand 313 Limited
447.	CareFusion Resources, LLC
448.	CareFusion Singapore 243 Pte. Ltd.
449.	CareFusion Solutions, LLC
450.	CareFusion U.K. 284 Limited

451.	CareFusion U.K. 286 Limited
452.	CareFusion U.K. 287 Limited
453.	CareFusion U.K. 288 Limited
454.	Cascade Development, Inc.
455.	CCB, Inc.
456.	CDI Investments, Inc.
457.	Centralia Pharmacy, Inc.
458.	Centricity, LLC
459.	Chapman Drug Company
460.	Chengdu Baiji Advanced Specialty Pharmacy Company Limited
461.	Cheshire Merger Sub, Inc.
462.	CMI Net, Inc.
463.	College Park Plaza Associates, Inc.
464.	Comprehensive Medical Imaging-Anaheim Hills, Inc.
465.	Comprehensive Medical Imaging-Apple Valley, Inc.
466.	Comprehensive Medical Imaging-Boynton Beach, Inc.
467.	Comprehensive Medical Imaging-Downey, Inc.
468.	Comprehensive Medical Imaging-Encino, Inc.
469.	Comprehensive Medical Imaging-Fort Lauderdale, Inc.
470.	Comprehensive Medical Imaging-Fremont, Inc.
471.	Comprehensive Medical Imaging-Hesperia, Inc.
472.	Comprehensive Medical Imaging-Huntington Beach, Inc.
473.	Comprehensive Medical Imaging-Palm Springs, Inc.
474.	Comprehensive Medical Imaging-Rancho Cucamonga, Inc.
475.	Comprehensive Medical Imaging-Rancho Mirage, Inc.
476.	Comprehensive Medical Imaging-Salisbury, Inc.
477.	Comprehensive Medical Imaging-Sherman Oaks, Inc.
478.	Comprehensive Medical Imaging-Tempe, Inc.
479.	Comprehensive Medical Imaging-Van Nuys, Inc.
480.	Comprehensive Medical Imaging-Victorville, Inc.
481.	Comprehensive Medical Imaging-Westlake Village, Inc.
482.	Comprehensive Open MRI-Carmichael, Inc.
483.	Comprehensive Open MRI-Folsom, Inc.
484.	Comprehensive Open MRI-Fullerton, Inc.

485.	Comprehensive Open MRI-Laguna Hills, Inc.
486.	Comprehensive Open MRI-Sacramento, Inc.
487.	Comprehensive Reimbursement Consultants, Inc.
488.	Consumer2patient, LLC
489.	CR Medicap, Inc.
490.	Curaspan Health Group, Inc.
491.	Cytokine Pharmasciences, Inc.
492.	Dalian Zhongda Pharmaceutical Company Limited
493.	Daniels Pharmaceuticals Limited
494.	DC Merger Corp
495.	Denver Biomedical, Inc.
496.	Desert PET, LLC
497.	Dik Drug Company, LLC
498.	Dik Medical Supplies, LLC
499.	Discor Limited
500.	Dismed Inc.
501.	Dohmen Distribution Partners Southeast, L.L.C.
502.	Dover Communications, LLC
503.	Duquoin Pharmacy, Inc.
504.	Dutch American Manufacturers (D.A.M.) B.V.
505.	East Iowa Pharmacies, Inc.
506.	EGIS Holdings, Inc.
507.	Eldon Laboratories Limited
508.	Ellicott Drug Company
509.	EME Medical, Inc.
510.	Enturia Canada ULC
511.	Enturia de Mexico S. de R.L. de C.V.
512.	Enturia Limited
513.	Enturican, Inc.
514.	EON Media Inc.
515.	Eureka Merger Sub, Inc.
516.	European Pharmaceuticals Group Ltd.
517.	First Choice, Inc. Of Maine
518.	Flower Merger Corp.
519.	Futuremed Health Care Products Limited Partnership
520.	Futuremed Healthcare Products Corporation
521.	Futuremed Holdings General Partner Inc.
522.	Fuzhou Baiji Pharmacy Company Limited
523.	Gala Design, Inc.
524.	Gelatin Products International, Inc.
525.	Geodax Technology, Inc.
526.	Glacier Corporation
527.	Grand Avenue Pharmacy, Inc.
528.	Graphic Holdings, Inc.
529.	Griffin Group Document Management Services, Inc.

530.	Guangzhou Baiji Advanced Specialty Pharmaceutical Chain Stores Company Limited
531.	Guangzhou Baiji Drug Store Company Limited
532.	Guangzhou City Kangwei Information Technology Company Limited
533.	Guangzhou Ruixun Pharmaceutical Company Limited
534.	Guizhou Yibai Medical Co., Ltd.
535.	Hangzhou Baiji Advanced Specialty Drug Store Company Limited
536.	Heartland Diagnostic Services, Inc.
537.	HLS Advantage, LLC
538.	Homecare (North-West) Limited
539.	Humiston-Keeling, Inc.
540.	IMI Of Boca Raton, Inc.
541.	IMI Of Miami, Inc.
542.	IMI Of North Miami Beach, Inc.
543.	Inland Empire Regional Pet Center, LLC
544.	InnerDyne, Inc.
545.	Inpharm Nationwide Limited
546.	InteCardia-Tennessee East Diagnostic, LLC
547.	Intercare Holdings Limited
548.	Intercare Investments Limited
549.	Intercare Properties Plc
550.	Iowa Falls Pharmacy, Inc.
551.	IVAC Overseas Holdings LP
552.	JakaMed AB AB
553.	Jinan Baiji Drug Store Company Limited
554.	JRG, Ltd.
555.	Kendall Patient Recovery BVBA
556.	Kinetic Surgical, LLC
557.	Kinray, Inc.
558.	Kinray, LLC
559.	KPR Italia S.r.l.
560.	KPR U.S., Inc.
561.	Kunming Baiji Advanced Specialty Pharmacy Company Limited
562.	Lake Charles Pharmaceutical Supply Company, LLC
563.	Liaoning Longda Pharmaceutical Co., Ltd.
564.	Liberty Communications Network, LLC
565.	Ludlow Technical Products Corporation
566.	Macarthy Group Trustees Limited
567.	Macarthys Laboratories Limited
568.	Macarthy’s Limited
569.	Marmac Distributors, Inc.
570.	Martindale Pharma GmbH
571.	Martindale Pharmaceuticals Limited
572.	Medcon S.A.

573.	MedEd Resources, LLC
574.	Medesta Associates, LLC
575.	Medical Concepts Development, Inc.
576.	Medical Diagnostic Leasing, Inc
577.	Medical Education Systems, LLC
578.	Medical Media Communications, LLC
579.	Medical Strategies, Inc.
580.	MediQual Systems, Inc.
581.	Meditrol Automation Systems, Inc.
582.	Meditrol, Inc.
583.	MedMined, Inc.
584.	Mercury Merger Sub, LLC
585.	Mesa Merger Corp.
586.	MicroGas Limited
587.	MicroMedical Deutschland GmbH
588.	Microport Healthcare, LLC
589.	Midland Pharmacies, Inc
590.	Mississippi Medical Supply Cooperative, L.L.C.
591.	MRI Equipment Partners, Ltd.
592.	Mudhen Merger Corp.
593.	Multi-Medica S.A.
594.	Multipharm Limited
595.	Nanjing Baiji Advanced Specialty Drug Store Company Limited
596.	Nanning Baiji Advanced Specialty Pharmacy Company Limited
597.	Nationwide Ostomy Supplies Limited
598.	Navigator Health, Inc.
599.	NaviHealth Holdings, LLC
600.	NaviHealth SM Holdings, Inc.
601.	NaviHealth, Inc.
602.	Nexus Healthcare, Inc.
603.	Nitric Bio Therapeudics, Inc.
604.	Northern Michigan Supply Alliance, L.L.C.
605.	Ohio Valley-Clarksburg, Inc.
606.	Oncology Holdings, Inc.
607.	Onpointe Medical Communications, LLC
608.	Oval (Shanghai) Technologies, Inc.
609.	Oval Technologies (H.K.) Pty Limited
610.	Owen Healthcare Building, Inc.
611.	Pacific Surgical Innovations, Inc.
612.	Panther Merger Sub II, Inc.
613.	Panther Merger Sub, Inc.
614.	Parch, L.L.C.
615.	Parch, L.L.C. State File
616.	ParMed Pharmaceuticals, LLC
617.	PatientScribe Inc.
618.	PCI Acquisition I, Inc.
619.	PCI Acquisition II, Inc.
620.	PCI Services Holdings, Inc.

621.	PCI Services III, Inc.
622.	PCI/Acquisition III, Inc.
623.	PCI/All Pack Holdings, Inc.
624.	PCI/Delvco, Inc. State File
625.	PCI/Tri-Line (Usa), Inc.
626.	Pharmaceutical & Diagnostic Services, LLC
627.	Pharmacy Service Corporation
628.	Phillipi Holdings, Inc.
629.	PHR Staffing, Inc.
630.	Post-Acute Care Center For Research, LLC
631.	Practicome Solutions, LLC
632.	Princeton Diagnostic Isotopes, Inc.
633.	Priority Healthcare Services Corporation
634.	Procedure-Based Instrument Services, L.L.C.
635.	Productos Urologos de Mexico S.A. de C.V.
636.	Professional Health-Care Resources, Inc.
637.	Pyxis Capital Corporation
638.	Pyxis Funding II, LLC
639.	Pyxis Funding, LLC
640.	R Cubed, Inc.
641.	R. P. Scherer Hardcapsule (West)
642.	R.P. Scherer Inc.
643.	R.P. Scherer Technologies, Inc.
644.	Radiopharmacy Of Boise, Inc.
645.	Radiopharmacy Of Northern California, Inc.
646.	Renlar Systems, Inc.
647.	RightCare Solutions, Inc.
648.	Royal Merger Sub, Inc.
649.	Scela, Inc.
650.	Scriptline, Inc.
651.	SensorMedics (Deutschland) GmbH
652.	SensorMedics Corporation
653.	Shanghai Baiwei Drug Store Company Limited
654.	Shanghai Cardinal Baiwei Drug Store Co., Ltd.
655.	Shanghai Jinyi Health Management Consultation Co., Ltd.
656.	Shanghai Luoda Pharmaceutical Company Limited
657.	Shenzhen Zhengdan Investment Company Limited
658.	Simolo (GL) Limited
659.	Sistemas Medicos ALARIS S.A. de C.V.
660.	Snowden Pencer Holdings, Inc.
661.	Snowden Pencer, Inc.
662.	Solomons Company

663.	Source Medical Corporation
664.	SRX, Inc.
665.	Strategic Implications International, LLC
666.	Supplyline Technologies Limited
667.	Surgical Carepair, L.L.C.
668.	Surgical Instrument Repair Service, L.L.C.
669.	Syncor Belgium SPRL
670.	Syncor Diagnostics Bakersfield, LLC
671.	Syncor Diagnostics Dallas, LLC
672.	Syncor Diagnostics Encino, LLC
673.	Syncor Diagnostics Fullerton, LLC
674.	Syncor Diagnostics Laguna Hills, LLC
675.	Syncor Diagnostics Plano, LLC
676.	Syncor Diagnostics Sacramento, LLC
677.	Syncor Financing Corporation
678.	Syncor Italy srl
679.	The Enright Group, Inc.
680.	The Heron Corporation
681.	The LVC Corporation
682.	Tianjin Cardinal Pharmacy Co., Ltd.
683.	Toledo Pharmacy Company
684.	Tropic Merger Sub, Inc.
685.	UroMed, Inc.
686.	VIASYS Healthcare Ireland Limited
687.	VIASYS Healthcare Island EHF
688.	VIASYS Healthcare S.A.R.L.
689.	VIASYS Holdings Inc.
690.	VIASYS NeuroCare France SAS
691.	VIASYS Polymer Products LLC
692.	Virginia Imaging Center, LLC
693.	Virginia Merger Corporation
694.	Vistant Corporation
695.	Vistant Holdings, Inc.
696.	Vubiq Inc.
697.	Wenzhou Xinte Pharmaceutical Co., Ltd.
698.	West Hudson, Inc.
699.	West Texas Nuclear Pharmacy Partners
700.	Wholesale (PI) Limited
701.	Williams Drug Distributors, Inc.
702.	Wolf Merger Corp.
703.	Wrangler Acquisition Sub, Inc.
704.	Wuhan Baiji New & Special Drug Store Company Limited
705.	Xiamen Cardinal Baiwei Drug Store Co., Ltd.
706.	Xi’an Baiji Advanced Specialty Pharmacy Company Limited
707.	Yorkshire Pharmacy, Inc.

McKesson

1.	“Aewige” ärztliche Wirtschaftsgesellschaft m.b.H., HG Wien
2.	“die apoteeke in teesdorf” Mag. pharm. Gerda Kohlhauser KG, LG Wiener Neustadt
3.	“Esplanade-Apotheke” Mag. pharm. Anna-Maria Köck KG, Landesgericht Wels
4.	“Panther Apotheke” Mag. pharm. Sandra Krokos KG, Landesgericht Graz
5.	10101 Woodloch Forest LLC
6.	2012 DREAM LIMITED, England
7.	28CVR LIMITED, England
8.	3068312 Nova Scotia ULC
9.	3069163 Nova Scotia Limited
10.	3069164 Nova Scotia Limited
11.	30MC LIMITED, England
12.	701985 N.B. INC.
13.	A C FERGUSON (CHEMIST) LIMITED, England
14.	A. SUTHRELL (HAULAGE) LIMITED, England
15.	A.F.M. Bergamo S.p.A., Italy
16.	A.L.I. Holdings LLC
17.	A.L.I. Imaging Systems Corp.
18.	A.L.I. Technologies (International) LLC
19.	AAH BUILDERS SUPPLIES LIMITED, England
20.	AAH FURB PENSION TRUSTEE LIMITED, England
21.	AAH Glass & Windows Limited, England
22.	AAH Ireland, Dublin
23.	AAH LIMITED, England
24.	AAH Lloyds Insurance (IoM) Limited, Isle Of Man
25.	AAH LLOYDS PENSION TRUSTEES LIMITED, England
26.	AAH NOMINEES LIMITED, England
27.	AAH ONE LIMITED, Scotland
28.	AAH PHARMACEUTICALS LIMITED, England
29.	AAH TWENTY FOUR LIMITED, Scotland
30.	AAH TWENTY LIMITED, England
31.	AAH TWENTY SIX LIMITED, England
32.	ABG Apotheken-Beratungsgesellschaft mbH, Stuttgart
33.	Access Health NZ Limited

34.	AccessMed Holdings, Inc.
35.	AccessMed, Inc. (AccessMed, LLC)
36.	AccessMed, LLC
37.	ACME DRUG CO. LIMITED, Scotland
38.	ADDED MARKETING LIMITED, England
39.	Adler Apotheke Krems Mag. Gabriele Denk KG, LG Krems an der Donau
40.	Adler-Apotheke Mag.pharm. Ingrid Chvatal KG, LG Leoben
41.	Admenta Beteiligungs GmbH, HG Wien
42.	Admenta Denmark ApS, Copenhagen
43.	Admenta Deutschland GmbH, Stuttgart
44.	ADMENTA HOLDINGS LIMITED, England
45.	ADMENTA ITALIA S.P.A., CCIAA di Bologna
46.	ADMENTA PENSION TRUSTEES LIMITED, England
47.	Admenta Sweden AB
48.	ADMENTA UK LIMITED, England
49.	Admenta Verwaltungs GmbH, HG Wien
50.	AFM S.p.A., CCIAA di Bologna
51.	AHLP PHARMACY LIMITED, England
52.	ALCHEM (SOUTHERN) LIMITED, England
53.	ALPE-ADRIA PHARMA farmacevtsko podjetje d.o.o., Ljubljana
54.	Alphar Ayeneux, Belgium
55.	Alphar Gilly DL, Belgium
56.	Alphar Monceau sur Sambre, Belgium
57.	Alphar Partners SA, Belgium
58.	Alte Löwen-Apotheke Mag. pharm. Kristina Taubald KG, HG Wien
59.	Alte Spora Apotheke Mag.pharm. Stephan Öhlzelt KG, LG St. Pölten
60.	Amethyst Acquisition Corp.
61.	Ancavion GmbH, AG Darmstadt
62.	Ancillary Management Solutions, Inc.
63.	Anton-Bruckner-Apotheke Mag.pharm. Christian Schwarzenbrunner KG, LG Linz
64.	AOR Holding Company of Indiana, Inc. (AOR Holding Company of Indiana, LLC)
65.	AOR Holding Company of Indiana, LLC
66.	AOR Management Company of Alabama, Inc.

67.	AOR Management Company of Arizona, Inc. (AOR Management Company of Arizona, LLC)
68.	AOR Management Company of Arizona, LLC
69.	AOR Management Company of Central Florida, Inc.
70.	AOR Management Company of Florida, Inc.
71.	AOR Management Company of Indiana, Inc. (AOR Management Company of Indiana, LLC)
72.	AOR Management Company of Indiana, LLC
73.	AOR Management Company of Kansas, Inc.
74.	AOR Management Company of Missouri, Inc. (AOR Management Company of Missouri, LLC)
75.	AOR Management Company of Missouri, LLC
76.	AOR Management Company of Nevada, Inc.
77.	AOR Management Company of New York, Inc.
78.	AOR Management Company of North Carolina, Inc.
79.	AOR Management Company of Ohio, Inc.
80.	AOR Management Company of Oklahoma, Inc. (AOR Management Company of Oklahoma, LLC)
81.	AOR Management Company of Oklahoma, LLC
82.	AOR Management Company of Oregon, Inc.
83.	AOR Management Company of Pennsylvania, Inc. (AOR Management Company of Pennsylvania, LLC)
84.	AOR Management Company of Pennsylvania, LLC
85.	AOR Management Company of South Carolina, Inc.
86.	AOR Management Company of Texas, Inc.
87.	AOR Management Company of Virginia, Inc. (AOR Management Company of Virginia, LLC)
88.	AOR Management Company of Virginia, LLC
89.	AOR of Indiana Management Partnership

90.	AOR of Texas Management Limited Partnership
91.	AOR of Texas Management, LLC
92.	AOR Real Estate, Inc. (AOR Real Estate, LLC)
93.	AOR Real Estate, LLC
94.	AOR Synthetic Real Estate, Inc. (AOR Synthetic Real Estate, LLC)
95.	AOR Synthetic Real Estate, LLC
96.	AORIP, Inc.
97.	AORT Holding Company, Inc. (AORT Holding Company, LLC)
98.	AORT Holding Company, LLC
99.	AORT LP, LLC
100.	Aporana AS
101.	Apotheke “Zum Bergmann” Mag.pharm. Sabine Tuttner KG, LG Leoben
102.	Apotheke “Zur heiligen Dreifaltigkeit” Mag. pharm. Edith Schuller-Grundnig KG, Landesgericht Korneuburg
103.	Apotheke “Zur Mutter Gottes” Mag. pharm. Karin Nozicka KG, HG Wien
104.	Apotheke Atzgersdorf Mr. Hermann Latzin KG, Wien
105.	Apotheke im Messepark Mag. pharm. Dietmar Purin KG, LG Feldkirch
106.	Apotheke Niklasdorf Mag. pharm. Matthias Schöggl KG, LG Leoben
107.	APOTHEKE U1 TROSTSTRASSE, Mag. pharm. Max Wellan KG, HG Wien
108.	Apotheke Zum heiligen Antonius Mag. pharm. Walter Staschek KG, LG Wiener Neustadt
109.	Apotheke zum heiligen Schutzengel Mag.pharm. Barbara Penz-Arzberger KG, Landesgericht Graz
110.	Apotheke zum Patriarchen Mag. pharm. Brigitte Kölbl KG, HG Wien
111.	Apotheke Zur hl. Dreifaltigkeit Mag. pharm. Doris Richter KG, LG Wiener Neustadt
112.	Apotheke Zur Hütte Mag. pharm. Mrak KG, LG Leoben
113.	Apovest AS
114.	Apovest Drift AS
115.	Art Acquisition Subsidiary, Inc.
116.	Ascalon International, Inc.
117.	ATLAS Travel Clinic Limited, England
118.	Attentus Medical Sales, Incorporated (Attentus Medical Sales, LLC)
119.	Attentus Medical Sales, LLC

120.	Awarix, Inc.
121.	Axis Medical Management, Inc.
122.	AYRSHIRE PHARMACEUTICALS LIMITED, Scotland
123.	AZIENDA FARMACEUTICA MUNICIPALE di Cremona S.p.A., CCIAA di Cremona
124.	Azienda Farmacie Milanesi S.p.A., CCIAA di Milano
125.	Babbingore Limited, Dublin
126.	BAILLIESTON HEALTH CENTRE PHARMACY LIMITED, Scotland
127.	Ballycane Pharmacy Limited, Ireland
128.	BANNISTER & THATCHER LIMITED, England
129.	BARCLAY PHARMACEUTICALS (ATHERSTONE) LIMITED, England
130.	BARCLAY PHARMACEUTICALS LIMITED, England
131.	BARLEY CHEMISTS HOLDINGS LIMITED, England
132.	BARRY SHOOTER (ROMFORD) LIMITED, England
133.	BDI Pharma, Inc. (BDI Pharma, LLC)
134.	BDI Pharma, LLC
135.	Beausejour Drugs Limited
136.	BEAUTY CARE DRUGSTORES LIMITED, England
137.	Beldere Corporation
138.	BeneVi Health LLC (Biologics, Inc.)
139.	BENU Apotheken B.V., Chamber of commerce Amsterdam
140.	BENU Nederland BV, Kamer van Koophandel Amsterdam
141.	BERKSHIRE MEDICAL SUPPLIES LIMITED, England
142.	BETTERLIFEHEALTHCARE LIMITED, England
143.	BIG PHARMA LIMITED, Scotland
144.	Biologics, Inc.
145.	Blackhall Pharmaceutical Distributors Limited
146.	Blackhawk Development LLC
147.	Blackstaff Pharmaceuticals Limited, England
148.	Blomsterdalen Apotek AS
149.	Blue Medical Supply, Inc. (McKesson Medical-Surgical Inc.)
150.	Boad Seven, Inc.
151.	BOFH Holdings Unlimited Company, Ireland

152.	Bottomline Medical Solutions, LLC (Linear Holdings, LLC)
153.	Breamor Pharmacy Limited, Ireland
154.	Brevard Radiation Oncology, LLC
155.	Brickyard Acquisition Inc. (Biologics, Inc.)
156.	BRIDPORT MEDICAL CENTRE SERVICES LIMITED, England
157.	Brocacef Groep N.V., Maarssen
158.	Brockton Radiation Oncology, LLC
159.	Brooklyn Radiation Oncology, LLC
160.	Brukar Enterprises, Inc.
161.	Bullet Acquisition Corporation
162.	CAHILL MAY ROBERTS GROUP LIMITED, Dublin
163.	California Golden State Finance Company
164.	Camic Pharmacies Limited, Ireland
165.	Canada Distribution Holdings Limited Partnership
166.	Canada Retail Holdings Limited Partnership Societe en Commandite Gestion Detail Canada
167.	Cancer Treatment Associates of Northeast Missouri, Ltd.
168.	CARONET TRADING LIMITED, England
169.	Carrollton Radiation Therapy Center, LLC
170.	Cascade Medical Supply, Inc. (McKesson Medical-Surgical Minnesota Supply Inc.)
171.	Cavalier Acquisition Company LLC
172.	CCCN NW Building JV, LLC
173.	Celesio Business Services Ltd., Ireland
174.	CENTRALE D`ADMINISTRATION DE BIENS IMMOBILIERS, Bobigny
175.	CGSF Funding Corporation (CGSF Funding LLC)
176.	CGSF Funding LLC
177.	Chem Labs Limited, Dublin
178.	CHNG Newco LLC
179.	CHNG NewSub Inc.
180.	City Properties, S.A.
181.	Civiche Farmacie Desio S.p.A., Italy
182.	Claimone, LLC (Linear Holdings, LLC)
183.	ClaimSecure Inc. (SUCCESSOR)
184.	CLARK CARE GROUP LIMITED, England
185.	CLARK MUNRO LIMITED, Scotland
186.	ClarusONE Sourcing Services LLP
187.	Clinicians Database, L.L.C.
188.	CMR Holdings Ltd, Dublin
189.	Coleham, Dublin

190.	Colorado Cancer Centers, LLC
191.	Combined Enterprises Corporation
192.	COMPANY CHEMISTS ASSOCIATION LIMITED, England
193.	COMPTOIR MONEGASQUE DE BIOCHIMIE, Monaco
194.	COMPTOIR PHARMACEUTIQUE MEDITERRANEEN, Monaco
195.	CONSORZIO SERVIZI SALUTARI S.C.A. R.L., Italy
196.	CookCo, Inc.
197.	Cophana SA, Belgium
198.	Corporation Groupe Pharmessor/Pharmessor Group Corporation (SUCCESSOR 10/01/2017)
199.	Corporation of America
200.	CoverMyMeds LLC
201.	CoverMYMeds Specialty Pharmacy Holdings LLC
202.	CoverMYMeds Specialty Pharmacy LLC
203.	CPG Industries, Inc.
204.	Crocker Plaza Company (Crocker Plaza LLC)
205.	Crocker Plaza LLC
206.	CROSS AND HERBERT (DEVON) LIMITED, England
207.	CROSS AND HERBERT (HOLDINGS) LIMITED, England
208.	CROSS AND HERBERT LIMITED, England
209.	Crowley`s Blackrock Limited, Dublin
210.	Cypress Import Brokerage LLC
211.	Cypress Medical Products LLC
212.	D & K Healthcare Resources LLC
213.	D & K Healthcare Resources, Inc. (D & K Healthcare Resources LLC)
214.	D & K Pharmacy Solutions, Inc.
215.	D & K Receivables Corporation
216.	D.F. O’Neill (Chemists) Ltd, Dublin
217.	Dale Apotek AS
218.	Danubia-Apotheke Mag. pharm. Barbara Sedelies KG, HG Wien
219.	Dargle Pharmacies Holdings Limited, Ireland
220.	DATACARE Datenpflege des Pharmagroßhandels Ges.m.b.H., HG Wien
221.	DATAPHARM, Paris
222.	Daytona Beach Radiation Oncology, LLC
223.	DC Land Company
224.	DCAZ Land Company
225.	Delta Clinical Research, LLC

226.	DEPOTRADE, Bobigny
227.	Derm Vantage, LLC
228.	Diana-Apotheke Dr. et Mag. pharm. Michaela Stipsits KG, LG Eisenstadt
229.	Die Apotheke Ebenfurth, Mag.pharm. Beate Haage-Löwe KG, LG Wiener Neustadt
230.	Dispensing Solutions Acquisition Corporation (DS Holdings, Inc.)
231.	Dispensing Solutions, Inc. (Dispensing Solutions, LLC)
232.	Dispensing Solutions, LLC (DS Holdings, Inc.)
233.	Ditt Apotek Amfi Os AS
234.	Ditt Apotek Rodberg AS
235.	Ditt Apotek Sorumsand AS
236.	Diversified Healthcare, LLC
237.	Dix Bulles Pharma, Belgium
238.	DLI Market Intelligence ApS, Denmark
239.	DOL Pharmacy Limited, Ireland
240.	Donnybrook Pharmacy Limited, Ireland
241.	Downtown Los Angeles Radiation Oncology, LLC
242.	DS Holdings, Inc. (DS Holdings, LLC)
243.	DS Holdings, LLC (McKesson Medical-Surgical Top Holdings Inc.)
244.	DSRX, Inc. (DS Holdings, Inc.)
245.	Dublin 2016 Acquisition, LLC
246.	Dublin Holdings Acquisitions, LLC (Vantage Oncology Holdings, LLC)
247.	Dublin POS I Acquisition Corp. (POS I Corp.)
248.	East Indy CC, LLC
249.	ECLIPSE HEALTHCARE LIMITED, England
250.	Edwards Medical Supply, Inc.
251.	EM Acquisition Corporation
252.	Emploi AS
253.	Engel-Apotheke Mag. pharm. Susanne Zauner KG, LG Wiener Neustadt
254.	Ephrata Diamond Spring Water Co.
255.	ESCON (ST NEOTS) LIMITED, England
256.	Espafarmed S.L., Belgium
257.	EUROSANTE (Société en liquidation), Luxembourg
258.	Evesland Limited, Dublin
259.	EVOLUTION HOMECARE SERVICES LIMITED, England
260.	EXPERT HEALTH LIMITED, England
261.	Family Pharmacy @ Las Colinas LLC
262.	Fana Apotek AS

263.	FAR.CO.SAN S.p.A., CCIAA di Arezzo
264.	FARILLON LIMITED, England
265.	Farmacia Garbatella I S.r.l., Italy
266.	Farmacie Comunali di Modena S.p.A., Italy
267.	Farmacie Comunali di Padova S.p.A., Italy
268.	Farmacie di Sassuolo S.p.A., Italy
269.	Farmacie Pratesi Pratofarma S.p.A., CCIAA di Prato
270.	FARMALVARION S.R.L. SOCIO UNICO, Italy
271.	FASTPRO International, Inc.
272.	Federal Medical Supplies, Inc. (McKesson Medical-Surgical Minnesota Supply Inc.)
273.	Felview Limited, Dublin
274.	First Aid Service, Inc.
275.	First Choice Medical Supply Holding, Inc. (First Choice Medical Supply Holding, LLC)
276.	First Choice Medical Supply Holding, LLC
277.	First Choice Medical Supply, LLC
278.	FIRTH & PILLING LIMITED, England
279.	Flex-Master Technology Holdings, Inc.
280.	Floriani-Apotheke Mag.pharm. Doris Leykauf KG, LG Graz
281.	Foremost de Venezuela, S.A. (Forvensa)
282.	Foremost Homes Hawaii, Ltd.
283.	Foremost Iran Corporation
284.	Foremost Shir, Inc.
285.	Foremost Tehran, Inc.
286.	FOSTER & PLUMPTON GROUP LIMITED, England
287.	FOSTER & PLUMPTON LIMITED, England
288.	Foundation For Opioid Response Efforts
289.	G J MALEY LIMITED, Isle Of Man
290.	G K CHEMISTS (GLOS) LIMITED, England
291.	G K CHEMISTS LIMITED, England
292.	GEHE Immobilien GmbH & Co. KG, Stuttgart
293.	GEHE Immobilien Verwaltungs-GmbH, Stuttgart
294.	GEHE Pharma Handel GmbH, Stuttgart
295.	General Medical Inc.
296.	GEORGE STAPLES (STOKE) LIMITED, England
297.	Gerard Ryan Pharmacy (Clonmel) Limited, Dublin

298.	GERSTHOFER-APOTHEKE Mag.pharm. Elisabeth Reisegger KG, HG Wien
299.	Giardina Enterprises, Inc.
300.	Glendale Radiation Oncology, LLC (Vantage Oncology Treatment Centers, LLC)
301.	Golden State Company, Ltd.
302.	Golden State Corporate Services LLC
303.	Golden State Insurance Company Limited
304.	Golden State Milk Products Company
305.	Goodman Manufacturing Company
306.	Gorrys Pharmacy Limited, Ireland
307.	Goviltown Limited, Westmeath
308.	GPL 2007 LIMITED, England
309.	GRAEME PHARMACY (STIRLING) LIMITED, Scotland
310.	GREENS PHARMACEUTICAL (HOLDINGS) LIMITED, England
311.	Greenville Radiation Care, Inc.
312.	Greystones Pharmacy Limited, Dublin
313.	GROUPE PHR, France
314.	Gulf South Medical Supply, Inc. (Gulf South Medical Supply, LLC)
315.	Gulf South Medical Supply, LLC
316.	Gwinnett Radiation Oncology, LLC
317.	H THATCHER LIMITED, England
318.	Haleston Enterprises Limited, Dublin
319.	HBO & Company (VI), Inc.
320.	HBO & Company of Georgia
321.	HBOC Ventures, Inc.
322.	HC Beteiligungsgesellschaft mbH, HG Wien
323.	HDSC Acquisition Corp.
324.	Health Data Sciences Corporation
325.	Health Mart Atlas, LLC
326.	Health Mart Systems, Inc.
327.	HEALTH NEEDS LIMITED, England
328.	HEALTHCLASS LIMITED, England
329.	Heinz Management Co.
330.	Helmard Holdings Limited, Dublin
331.	HEP HealthQx Holdings, Inc. (McKesson Technologies Inc.)
332.	Herba Chemosan Apotheker-AG, HG Wien
333.	HERBERT FERRYMAN LIMITED, England
334.	Hercules Parent LLC
335.	Herz—Jesu Apotheke Mag. pharm. Marianne Keller KG, HG Wien

336.	Herz Jesu Apotheke & Parfümerie Mag. pharm. Ingrid Heller KG, LG Feldkirch
337.	HF Land Company
338.	HFN of Northwest Florida, Inc.
339.	HIGGINS & SON (CHEMISTS) LIMITED, England
340.	HILL-SMITH (WARRINGTON) LIMITED, England
341.	HisComp Co., Zee Medical Service Co.
342.	HMS Acquisition Corp.
343.	HOLLYFAR - Marcas e Comunicação, Unipessoal, Lda., Portugal
344.	HOLMSCROFT HC LIMITED, Scotland
345.	HOLON, S.A., Portugal
346.	Honeybee Bridge LLC
347.	HTP Inc. (HTP LLC)
348.	HTP LLC
349.	Hubertus-Apotheke Mag.pharm. E. Klettenhofer KG, HG Wien
350.	HUSKY AQUISITION INC.
351.	Hygeia Bottled Water, Inc.
352.	HYWEL DAVIES (CAERPHILLY) LIMITED, England
353.	IHA Corp.
354.	Imagine Health, Inc.
355.	INDEPENDENT PHARMACY CARE CENTRES (2008) LIMITED, England
356.	Indian River Radiation Oncology, LLC
357.	Infolab, LLC
358.	Innovent Oncology, LLC
359.	INSPIRON DISTRIBUTION LIMITED, England
360.	Integrated Cancer Care, LLC
361.	Integrated Pathology Services
362.	IntelliClaim, Inc.
363.	Inten GmbH, Stuttgart
364.	Intercal, Inc.
365.	International Dairy Engineering Co. of Asia, Inc.
366.	InterQual Inc.
367.	intraFUSION GP, LLC
368.	Intrafusion Holding Corp.
369.	intraFUSION Purchasing Network, LLC
370.	intraFUSION Research Network, LLC
371.	Inviva, McKesson Pharma Care Network Corporation / La Corporation Inviva, Reseau de soins pharmacologiques McKesson (SUCCESSOR)
372.	Iowa Pharmaceutical Services, LLC
373.	IPCC LIMITED, England
374.	IPD Holdings, Inc.

375.	J S DENT LIMITED, England
376.	Bradbury (Surgical) Limited, Northern Ireland
377.	J.G. Crowley Pharmacy Limited, Dublin
378.	JACS, Inc.
379.	Jaron, Inc.
380.	Jeffersonville Radiation Technology, LLC
381.	Jessheim Apotek AS
382.	Jewett Drug Co.
383.	Jewett Drug LLC
384.	Johannes Apotheke Mag. pharm. Deutsch KG, LG Graz
385.	JOHN BELL & CROYDEN LIMITED, England
386.	JOHN HAMILTON (PHARMACEUTICALS) LIMITED, Scotland
387.	Jupiter Acquisition Ltd.
388.	Kairnbury, Dublin
389.	Kathleen Properties Subdivision Association, Inc.
390.	Keling Limited
391.	Keltman Pharmaceuticals, Inc. (Linear Holdings, LLC)
392.	Kemofarmacija, veletrgovina za oskrbo zdravstva, d.d., Ljubljana
393.	Keystone/Ozone Pure Water Company
394.	Kilshallow Limited, Dublin
395.	KINGSWOOD CHEMISTS LIMITED, England
396.	KINGSWOOD GK LIMITED, England
397.	Kitco, Inc.
398.	Knowledgeable Healthcare Solutions, Inc.
399.	Kreuz-Apotheke KG, HG Wien
400.	KWS & P, Inc
401.	KWS & P/SFA, Inc.
402.	KYLE & CARRICK HOLDINGS LIMITED, Scotland
403.	Laboratoria Flandria NV, Belgium
404.	Laboratory Supply Company
405.	Labsco Holdings, Inc. (McKesson Medical-Surgical Inc.)
406.	Leesburg Radiation Oncology, LLC
407.	LEVELCROWN LIMITED, England
408.	Liberty Real Estate NJ LLC
409.	Lind-Apotheke Mag. pharm. Alexander Telesko KG, LG Klagenfurt
410.	Linear Holdings, Inc. (McKesson Medical-Surgical Top Holdings Inc.)
411.	Linear Holdings, LLC (Linear Holdings, Inc.)

412.	Linear Medical Solutions, LLC
413.	LINFORD PHARMACIES LIMITED, England
414.	LISEAPOTEKENE AS
415.	Lissone Farmacie S.p.A., CCIAA di Monza e Brianza
416.	LIVINGSTON HEALTH CENTRE (P.D) CO. LIMITED, Scotland
417.	LKW, Inc.
418.	LLOYDS CHEMISTS LIMITED, England
419.	LLOYDS CHEMISTS RETAIL (NORTHERN) LIMITED, England
420.	LLOYDS CHEMISTS RETAIL LIMITED, England
421.	LLOYDS GROUP PROPERTIES LIMITED, England
422.	Lloyds Pharmacy Clinical Homecare Limited, England
423.	LLOYDS PHARMACY LIMITED, England
424.	LLOYDS PROPERTIES LIMITED, England
425.	LLOYDS Property Management Company Belgium S.A., Belgium
426.	LLOYDS RETAIL CHEMISTS LIMITED, England
427.	Lloyds Retail S.r.l., Socio Unico, Italy
428.	LLOYDSFARMACIA ROMA 4 S.R.L., Italy
429.	Lloydspharma Group S.A., Belgium
430.	Lloydspharma S.A., Belgium
431.	Lloydspharmacy Ireland Limited, Dublin
432.	Lory Apotheke Mag. pharm. Karin Eichinger KG, HG Wien
433.	LP Clinical Homecare Group Limited, England
434.	LPL ONE LIMITED, England
435.	M H GILL LIMITED, England
436.	M PAYNE & CO LIMITED, England
437.	Macfor International Finance Company
438.	MACON Acquisition Corp.
439.	Macro Helix LLC
440.	Madison Acquisition Inc.
441.	Marathon Acquisition Subsidiary, Inc.
442.	Mariahilf-Apotheke Mag. pharm. Christoph Rücklinger KG, LG St. Pölten
443.	Mariahilf-Apotheke Mag. pharm. Helga Mann KG, Landesgericht Graz
444.	Marien-Apotheke Mag. pharm. Thomas Job KG, LG Eisenstadt

445.	Marien-Apotheke, Mag.pharm. Eva Grabner KG, Landesgericht Korneuburg
446.	Maryland First Aid Co., Inc.
447.	MASTA Limited, England
448.	Masters Drug Company, Inc.
449.	MATIS Immobilien OHG, Stuttgart
450.	Maurice F. Dougan Limited, Dublin
451.	May Roberts Ltd, Dublin
452.	MCK Acquisition Corp.
453.	McK International Financial Holdings (Barbados) SRL
454.	McKesson (Cayman Islands) Inc.
455.	McKesson (Shanghai) Trading Company Limited
456.	McKesson + Strategic Solutions ULC / Solutions Strategiques McKesson + ULC
457.	McKesson Automation Systems Inc.
458.	McKesson Belgium Holdings SPRL, Belgium
459.	McKesson Canada Corporation/La Corporation McKesson Canada (SUCCESSOR)
460.	McKesson Canada Finance IA ULC
461.	McKesson Canada Finance IB ULC
462.	McKesson Capital Funding Corp.
463.	McKesson Capital Funding Corporation
464.	McKesson Capital LLC
465.	McKesson Central Fill LLC (McKesson Distribution Holdings LLC)
466.	McKesson Contract Research Organization LLC
467.	McKesson Cork Business Solutions Unlimited Company
468.	McKesson Corporate Properties, Inc.
469.	McKesson Corporation
470.	McKesson Development Corp.
471.	McKesson Distribution Holdings LLC
472.	McKesson Drug Company LLC
473.	McKesson Europe AG
474.	McKesson Europe Holdings GmbH & Co. KGaA
475.	McKesson Europe Holdings Verwaltungs GmbH
476.	McKesson Financial Holdings II Unlimited Company
477.	McKesson Financial Holdings Unlimited Company
478.	McKesson Financing Trust III
479.	McKesson Financing Trust IV
480.	McKesson Foundation Inc.

481.	McKESSON FRANCE HOLDINGS, Bobigny
482.	McKesson France Retail, Bobigny B
483.	McKesson Funding Company of Canada
484.	McKesson Global Procurement & Sourcing Limited
485.	McKesson Global Sourcing Limited
486.	McKesson Global Sourcing Limited [Irish Branch]
487.	McKesson Health Solutions Holdings LLC
488.	McKesson Health Solutions LLC
489.	McKesson Health Solutions Puerto Rico Inc.
490.	McKesson Health Solutions Texas Inc.
491.	McKesson High Volume Solutions Inc.
492.	McKesson Information Solutions Finance S.a.r.l.
493.	McKesson Information Solutions Holdings II S.a.r.l.
494.	McKesson Information Solutions Holdings III S.a.r.l.
495.	McKesson Information Solutions Holdings IV S.a.r.l.
496.	McKesson Information Solutions Holdings V S.a.r.l.
497.	McKesson Information Solutions III LLC
498.	McKesson Information Solutions Inc. (McKesson Information Solutions LLC)
499.	McKesson Information Solutions IV LLC
500.	McKesson Information Solutions LLC
501.	McKesson Information Solutions Topholdings S.a.r.l.
502.	McKesson Information Solutions UK Limited
503.	McKesson International Bermuda IP2A Limited
504.	McKesson International Bermuda IP2B Unlimited
505.	McKesson International Bermuda IP3A Limited
506.	McKesson International Bermuda IP3B Unlimited (McKesson International Bermuda IP3A Limited)
507.	McKesson International Bermuda IP4A Limited
508.	McKesson International Bermuda IP4B Unlimited (McKesson International Bermuda IP4A Limited)
509.	McKesson International Bermuda IP5A Limited

510.	McKesson International Bermuda IP5B Unlimited (McKesson International Bermuda IP5A Limited)
511.	McKesson International Bermuda Opco1A Limited
512.	McKesson International Bermuda Opco1B Unlimited (McKesson International Bermuda Opco1A Limited)
513.	McKesson International Bermuda Opco3A Limited
514.	McKesson International Bermuda Opco3B Unlimited (McKesson International Bermuda Opco3A Limited)
515.	McKesson International Bermuda Opco4A Limited
516.	McKesson International Bermuda Opco4B Unlimited
517.	McKesson International Finance III Limited (McKesson US Finance Corporation)
518.	McKesson International Finance S.a.r.l.
519.	McKesson International Holdings III S.a.r.l.
520.	McKesson International Holdings IV S.a.r.l.
521.	McKesson International Holdings S.a.r.l.
522.	McKesson International Holdings Unlimited Company
523.	McKesson International Holdings VI S.a.r.l.
524.	McKesson International Holdings VII S.a.r.l.
525.	McKesson International Investment Corp.
526.	McKesson International Ireland I Limited
527.	McKesson International LLC
528.	McKesson International Malaysia Sdn Bhd
529.	McKesson International S.a.r.l.
530.	McKesson International Topholdings S.a.r.l.
531.	McKesson Ireland Limited
532.	McKesson Logistics Solutions
533.	McKesson Medical Imaging Company Ltd. (predecessor)
534.	McKesson Medical-Surgical FDT Inc.
535.	McKesson Medical-Surgical Government Solutions LLC
536.	McKesson Medical-Surgical Holdings Inc.
537.	McKesson Medical-Surgical Inc.
538.	McKesson Medical-Surgical Iowa Inc.

539.	McKesson Medical-Surgical Iowa Supply Inc.
540.	McKesson Medical-Surgical Maine Inc.
541.	McKesson Medical-Surgical Manufacturing Inc.
542.	McKesson Medical-Surgical MediMart Inc.
543.	McKesson Medical-Surgical MediNet Inc.
544.	McKesson Medical-Surgical Minnesota Inc. (McKesson Medical-Surgical Holdings Inc.)
545.	McKesson Medical-Surgical Minnesota Supply Inc.
546.	McKesson Medical-Surgical Supply Chain Services LLC
547.	McKesson Medical-Surgical Top Holdings Inc.
548.	McKesson Medication Management Holdings Inc.
549.	McKesson Medication Management Virgin Islands Inc.
550.	McKesson Norway Holdings AS
551.	McKesson Pharmacy Optimization LLC
552.	McKesson Pharmacy Systems Canada ULC
553.	McKesson Pharmacy Systems LLC
554.	McKesson Plasma and Biologics LLC
555.	McKesson Prescription Drug Plan LLC
556.	McKesson Property Company, Inc.
557.	McKesson Purchasing Company LLC
558.	McKesson Services Inc. (McKesson Services LLC)
559.	McKesson Services LLC
560.	McKesson Sourcing Services Inc.
561.	McKesson Specialized Distribution Inc. / McKesson Distribution Specialisee Inc. (Successor)
562.	McKesson Specialty Arizona Inc.
563.	McKesson Specialty Care Distribution Corporation (McKesson Specialty Care Distribution LLC)
564.	McKesson Specialty Care Distribution JV LLC
565.	McKesson Specialty Care Distribution LLC
566.	McKesson Specialty Corporation
567.	McKesson Specialty Distribution LLC
568.	McKesson Specialty Health Innovative Practice Services, LLC
569.	McKesson Specialty Health Management Services LLC

570.	McKesson Specialty Health Pharmaceutical & Biotech Solutions, LLC
571.	McKesson Specialty Health Pharmaceutical & Biotech Solutions, LP (McKesson Specialty Health Pharmaceutical & Biotech Solutions, LLC)
572.	McKesson Specialty Health Technology Products LLC
573.	McKesson Specialty Pharmacy, LP (RxC Acquisition Company)
574.	McKesson Specialty Prescription Services (Atlantic) Corporation/Corporation McKesson Services de Prescription Spécialisée (Atlantique)
575.	McKesson Specialty Prescription Services (B.C.) Corporation
576.	McKesson Specialty Prescription Services Corporation
577.	McKesson SPS (Manitoba) Corporation
578.	McKesson Strategic Services Limited
579.	McKesson Technologies Inc.
580.	McKesson Trading Company
581.	McKesson Transportation Systems, Inc.
582.	McKesson UK Finance I Limited
583.	McKesson UK Finance II Limited
584.	McKesson UK Finance V Limited
585.	McKesson UK Holdings Limited
586.	McKesson US Finance Corporation
587.	McKesson US Holdings GP
588.	McKesson Ventures LLC
589.	McKesson Ventures Unlimited Company
590.	McQueary Bros. Drug Company
591.	McQueary Bros. Drug Company, LLC
592.	McSweeney Dispensers 10 Limited, Ireland
593.	McSweeney Dispensers 23 Limited, Ireland
594.	MDD pharma N.V., Belgium
595.	MED3000 Health Solutions Southeast
596.	MED3000 RPG
597.	Medaid Supply, Inc.
598.	Medcon Telemedicine Technology, Inc.
599.	Median Healthcare Services Unlimited Company, Ireland
600.	Medical & Vaccine Products, Inc.
601.	Medical Advisory Services for Travellers Abroad Limited, England
602.	Medical Specialties Distributors Holdings, Inc. (MSD Parent Corporation)
603.	Medical Specialties Distributors, LLC

604.	Medical Specialties Holdings Corp. (Medical Specialties Holdings II Corp.)
605.	Medical Specialties Holdings II Corp.
606.	Medicentres Canada Inc. (SUCCESSOR)
607.	Medicine Shoppe Atlantic Corporation
608.	Medicine Shoppe Canada Corporation
609.	Medicine Shoppe Canada Real Estate Corporation
610.	MEDIMART LIMITED, England
611.	MediVation, Inc.
612.	MedVentive Inc.
613.	MeMed CZ s.r.o., Praha
614.	Menges Medizintechnik Schweiz AG, Sankt Gallen
615.	Merlin Subsidiary Inc.
616.	Merrick Healthcare Limited
617.	Metabolic Healthcare Holdings Limited, England
618.	Metabolic Healthcare Limited, England
619.	Metropolitan Integrated Cancer Center, L.L.C.
620.	MH/USON Radiation Management Company, LLC
621.	MHD-USO General, LLC
622.	MHD-USO Management Company, LP
623.	MHS Connecticut LLC
624.	Michigan Pharmaceutical Services, LLC
625.	Mid-Atlantic Radiation Oncology LLC
626.	Millennium Merger Corporation
627.	Mohawk Liqueur Corporation
628.	Mohren-Apotheke Mag. Christian Müller KG, LG Graz
629.	Moore Medical LLC (McKesson Medical-Surgical Government Solutions LLC)
630.	Mosaic Acquisition Corporation
631.	MOUNT PHARMACY LIMITED, England
632.	MSA Products LLC
633.	MSD Acquisition Corp. (Medical Specialties Holdings Corp.)
634.	MSD Parent Corporation (MSD Acquisition Corp.)
635.	Multum Information Services, Inc.
636.	MUNRO PHARMACY LIMITED, Scotland
637.	MWPC Acquisition Corp.
638.	MWPC Acquisition Corp. (PA)
639.	My MHealth Limited, England & Wales
640.	myhca, inc.
641.	NARO, LLC
642.	National Oncology Alliance, Inc.

643.	Natureline, Dublin
644.	NDC of Canada, Inc.
645.	NDCHealth Corporation
646.	NDCHealth Pharmacy Systems and Services, Inc.
647.	Nebraska Pharmaceutical Services, LLC
648.	Negatron, Inc.
649.	Nensi d.o.o., Ljubljana
650.	NERO GP, LLC
651.	New Experimental Therapeutics of San Antonio, LLC
652.	NEW KIRK PHARMACY LIMITED, Scotland
653.	New Mexico Pharmaceutical Services, LLC
654.	NewHealthCo, LLC
655.	NexCura, LLC (McKesson Specialty Health Technology Products LLC)
656.	Nibelungen-Apotheke Mag. pharm. Michaela Wachter KG, LG St. Pölten
657.	Norsk Medisinaldepot AS
658.	North Carolina Pharmaceutical Services, LLC
659.	Northeast Pennsylvania Radiation Oncology, LP
660.	Northern Arizona Oncology Centers, LLC
661.	Northern Boulevard Radiation Oncology Management, LLC
662.	Northern San Fernando Valley Radiation Oncology, LLC
663.	Northstar Healthcare Holdings Limited
664.	Northstar Healthcare Holdings Unlimited Company
665.	Northstar Healthcare Limited
666.	Northstar Healthcare Unlimited Company
667.	Northstar International Holdings Limited
668.	Northstar Rx LLC
669.	Norvern Enterprises, Inc.
670.	NR Direct, Inc. (McKesson Patient Care Solutions Inc.)
671.	O`Leary Pharmacy (Lucan) Limited, Dublin
672.	OCP FORMATION, Bobigny
673.	OCP PORTUGAL, PRODUTOS FARMACÊUTICOS, S.A., Maia
674.	OCP REPARTITION, Bobigny B
675.	OCP, Bobigny
676.	Oncology Holdings II, Inc.
677.	Oncology Holdings, Inc.
678.	Oncology Rehab Partners, LLC

679.	Oncology Therapeutics Network Corporation
680.	Oncology Today, LP
681.	OnMark, Inc.
682.	Optimed Health Limited, England & Wales
683.	Orca Acquisition Corp.
684.	Ørebekk Apotek AS
685.	Oswald-Apotheke Mag. pharm. Ilse Pedevilla KG, LG Feldkirch
686.	OTN Generics, Inc.
687.	OTN Participant, Inc.
688.	Outpatient Infusion Systems, Inc
689.	Øygarden Apotek AS
690.	P C Cahill & Company Limited, Dublin
691.	P.L.C.E., Inc.
692.	Packet Merger Sub Inc.
693.	PALEMODA LIMITED, England
694.	Palm Merger Sub, Inc.
695.	Panther Acquisition Corporation
696.	Panther-Apotheke Mag. pharm. Margarete Breyha KG., LG St. Pölten
697.	Paracelsus-Apotheke Mag. pharm. Dr. Birgit Müller KG, Austria
698.	Pathology Service Associates, LLC
699.	Pathway Purchasing Network, LLC
700.	Patient Account Management Services, Inc.
701.	PAUL WHEELER LIMITED, England
702.	PCB SA, Belgium
703.	PEEL STREET PHARMACY LIMITED, England
704.	peerVue, Inc. (DE)
705.	peerVue, Inc. (NH)
706.	Pemberton Marketing International Limited
707.	Penn-Chem Corporation
708.	PERILLA Grundstücks-Verwaltungsgesellschaft mbH & Co. KG, AG München
709.	Per-Se Transaction Services, Inc.
710.	PF2 McKesson Technologies Inc.
711.	PF2 SpinCo Inc.
712.	Pharma Belgium Belmedis SA, Belgium
713.	PHARMA PARTNERS, Belgium
714.	Pharma Services (NI) Limited, Northern Ireland
715.	Pharmaceutical Distributors Federation Ireland Company Limited By Guarantee
716.	Pharmaceutical Support Services, Inc.
717.	Pharmacie Ananga-Talom, Belgium

718.	Pharmacie de la Bascule, Belgium
719.	PHARMACTIV DISTRIBUTION, Bobigny B
720.	Pharmacy O`Riada Holdings Limited, Dublin
721.	PHARMAGEN LIMITED, England
722.	PHILIP GOODMAN LIMITED, England
723.	PHR ANTILLES, FORT DE FRANCE
724.	PhyServ Solutions, Inc.
725.	Physician Micro Systems, Inc.
726.	Physician Oncology Services Management Company, LLC
727.	Physician Reliance Holdings, LLC
728.	Physician Reliance Maryland, LP
729.	Physician Reliance Network, Inc. (Physician Reliance Network, LLC)
730.	Physician Reliance Network, LLC
731.	Physician Reliance, L.P.
732.	Physician Reliance, LLC
733.	Physician Sales & Service Limited Partnership
734.	Physician Sales & Service, Inc. (McKesson Medical-Surgical Top Holdings Inc.)
735.	Pindsle Apotek AS
736.	PMLX Limited
737.	POC Management Group, LLC (Dispensing Solutions, Inc.)
738.	Podiatry Online, Inc.
739.	Portico Systems of Delaware, Inc.
740.	POS I Corp. (Dublin 2016 Acquisition, LLC)
741.	Presbyterian Cancer Center-Dallas, LLC
742.	Prescribing Support Services Limited, England & Wales
743.	Prima Brands Limited, Northern Ireland
744.	PRIMELIGHT LIMITED, England
745.	Prismedica S.A.S.
746.	PRN Physician Reliance, LLC
747.	Pro-AvO GmbH, Deutschland
748.	Proclaim, Inc. (McKesson Medical-Surgical MediMart Inc.)
749.	PRODILAB, France
750.	Providence Radiation Oncology Partners LLC
751.	PSS China Sourcing Limited
752.	PSS Global Holdings
753.	PSS Global Sourcing China Business Trust
754.	PSS Global Sourcing Hong Kong Limited

755.	PSS Global Sourcing Limited [Hong Kong]
756.	PSS HK 1 Limited
757.	PSS Holding, Inc. (McKesson Medical-Surgical Inc.)
758.	PSS Service, Inc. (McKesson Medical-Surgical Top Holdings Inc.)
759.	PSS Southeast Asia Limited
760.	PSS World Medical, Inc.
761.	PST Products, LLC
762.	PST Services, Inc. (PST Products, LLC)
763.	Purchasing Alliance for Clinical Therapeutics, LLC
764.	R F FOSKETT & SON LIMITED, England
765.	R GORDON DRUMMOND LIMITED, England
766.	R/X Automation Solutions, LLC
767.	Raabtal-Apotheke Mag.pharm. Karin Drawetz KG, Landesgericht Graz
768.	Radiation Oncology Services of America, Inc.
769.	Radiotherapy Clinic Holdings, LLC
770.	Radiotherapy Clinics of Kentuckiana, LLC
771.	Radiotherapy Clinics of Kentuckiana-2, LLC
772.	Radius Data Solutions, LLC
773.	Radius Reimbursement Services, LLC
774.	Radunnco, Inc.
775.	Rancare, Inc.
776.	Randolph Home Care Inc.
777.	Randolph Medical Inc.
778.	RCOG Cancer Centers, LLC
779.	Rebel Distributors Corp. (McKesson Medical-Surgical Top Holdings Inc.)
780.	recucare GmbH, Stuttgart
781.	recusana GmbH, Stuttgart
782.	Regenbogenapotheke “Am Leberberg” Mag. pharm. Andreas Portisch KG, HG Wien
783.	RelayHealth Corporation (McKesson Information Solutions LLC)
784.	Renoir Acquisition Corporation
785.	Renoir Acquisition Corporation (DE)
786.	RESEAU SANTE, BREST
787.	RetraceHealth, Inc.
788.	Rexall Pharmacy Group Ltd.
789.	Rexall/Pharma Plus Pharmacies (BC) Ltd.
790.	Rexall/Pharma Plus Pharmacies (Sask) Ltd.

791.	Rexall/Pharma Plus Pharmacies Ltd.
792.	Riel, Inc.
793.	Riverside Radiation Oncology, LLC (Vantage Oncology Treatment Centers, LLC)
794.	R-jet, Incorporated
795.	RMCC Cancer Center, Inc. (RMCC Cancer Center, LLC)
796.	RMCC Cancer Center, LLC
797.	ROSA of Eastern Shore, LLC
798.	ROSA of Georgia, LLC
799.	ROSA of South Alabama, LLC
800.	ROSA of Southern New Jersey, LLC
801.	Roth Medical Services, Inc.
802.	RPRS, LLC
803.	RX Information Technology LLC
804.	RxC Acquisition Company
805.	RxCrossroads 3PL LLC
806.	Ryle and De Lacy Pharmacies Limited, Ireland
807.	S.K.U., Inc.
808.	Salus-Apotheke Mag. pharm. Simone Gaigg KG, Salzburg
809.	Salvator - Apotheke Mag. pharm. Gertrude Pölzl KG, LG Leoben
810.	San Bruno Mountain Ltd., A California Limited Partnership
811.	Sandviken Apotek AS
812.	Sangers (Northern Ireland) Limited, Northern Ireland
813.	SANOVA Pharma GesmbH, HG Wien
814.	SAVORY & MOORE (JERSEY) LIMITED, Jersey
815.	SAVORY & MOORE LIMITED, Scotland
816.	SCHOLES (CHEMISTS) LIMITED, England
817.	Schutzengelapotheke Neufeld Mag. Schweifer KG, LG Eisenstadt
818.	Scrip Pak, LLC (Linear Holdings, LLC)
819.	Script2U Holdings LLC
820.	Script2U LLC
821.	ScriptHero LLC
822.	ScriptHero Pharmacy Holdings LLC
823.	ScriptHero Pharmacy LLC
824.	Select RX, LLC (Linear Holdings, LLC)
825.	SelectPlus Oncology, LLC
826.	Sens Arbeidsinkludering AS
827.	Sens Eiendom AS
828.	Sens Gruppen AS
829.	Sens Utvikling AS

830.	SERVICE DE LA REPARTITION PHARMACEUTIQUE, Paris
831.	SF Valley Derm Equipment I, LLC
832.	Sherman Oaks Radiation Oncology, LLC (Vantage Oncology Treatment Centers, LLC)
833.	Sherman Oaks Radiation Technology, LLC (Vantage Oncology Treatment Centers, LLC)
834.	Shoup Properties, Inc.
835.	SHS V Medtech Investments GmbH & Co. KG
836.	Simply Medical LLC
837.	SIVEM Pharmaceuticals ULC/SIVEM Produits Pharmaceutiques ULC
838.	Six R Investments, Inc.
839.	SOCIETE COOPERATIVE OUEST PARTAGE, BREST
840.	SOCIETE D`ETUDES ET DE REALISATIONS INFORMATIQUES, Monaco
841.	Sofarmex BVBA, Belgium
842.	Sofiadis SCRL, Belgium
843.	Soldier Acquisition Corporation
844.	SOPI The Lough Limited, Ireland
845.	SOPI Youghal Limited, Ireland
846.	SourceTenn LLC
847.	South Alabama Cancer Centers, LLC
848.	South Bay Radiation Oncology, LLC
849.	South Pacific Medical Inc.
850.	Southeast Merger Corp.
851.	Southeast Texas Cancer Centers, L.P.
852.	Southern California Radiation Oncology, LLC
853.	Spider Acquisition Corporation
854.	Spirit Acquisition Corporation
855.	Spring Valley Industries, LLC
856.	St. Louis Pharmaceutical Services, LLC
857.	St. Lucas-Apotheke Mag.pharm. Ilona Elisabeth Leitner KG, HG Wien
858.	St. Markus Apotheke Dr. Elke Kramberger-Kaplan KG, LG Linz
859.	St. Richard Apotheke Mag.pharm. Ursula Kohl KG, Landesgericht Korneuburg
860.	Stadion-Apotheke Mag. pharm. Ulrike Grosser-Schmidt KG, LG St. Pölten
861.	Stadt-Apotheke “Zur heiligen Barbara” Mag. pharm. Igor Mauritsch KG, Austria
862.	Stadtapotheke Fürstenfeld Mag. pharm. Waltraud Maier KG, Landesgericht Graz

863.	Stat RX USA, LLC (Linear Holdings, LLC)
864.	STATIM FINANCE LIMITED, England
865.	STEPHEN SMITH LIMITED, Guernsey
866.	Sterling Medical Services, LLC (McKesson Patient Care Solutions Inc.)
867.	STQ LLC
868.	Strategic Health Alliance II, Inc.
869.	Strategic Health Alliance Management Corp.
870.	Strategic Sourcing Services LLC
871.	Streator Radiation Oncology, LLC
872.	Stubaital-Apotheke Mag.pharm. Christian Kernstock KG, LG Innsbruck
873.	Summa Script LLC
874.	Sund Apotek AS
875.	SUPERFIELD LIMITED, England
876.	Supplylogix LLC
877.	T AND I WHITE LIMITED, England
878.	T. Sheridan Sales & Marketing, Dublin
879.	Tabor Apotheke Mag. pharm. Wolfram Schaden KG, LG Steyr
880.	Targa Parent Holdings, LLC
881.	TBC Products, Inc.
882.	Temperature Controlled Pharmaceuticals Limited
883.	Test Corporation changed 2 GM 3 AG
884.	Test Entity - Corporation
885.	Test Entity - Corporation (Glenette)
886.	Test Entity - LLC (Anne)
887.	Test Entity - LLC (Glenette)
888.	Test Entity - LLC (Karen)
889.	Test Entity - LLC (Melissa)
890.	Test Entity - LP
891.	Test Entity - Manager LLC
892.	Test Entity - Member LLC
893.	Test Entity - Parent Corporation
894.	Texas Pharmaceutical Services, LLC
895.	Texas Proton Therapy Center, LLC
896.	The Oregon Cancer Centers, Ltd.
897.	Theratech, Inc. (McKesson Medical-Surgical Top Holdings Inc.)
898.	Thriftymed, Inc. (McKesson Medical-Surgical Top Holdings Inc.)
899.	THURNBY ROSE LIMITED, England
900.	Titus Home Health Care LLC
901.	Tjellesen Max Jenne A/S, Rodovre
902.	Todin A/S, Denmark
903.	TOPS Pharmacy Services, Inc.
904.	Tower Radiation Technology, LLC
905.	Tracer Enterprises LLC

906.	Tri-State Radiation Oncology Centers, LLC
907.	Tuna Acquisition Corp.
908.	Tyler Radiation Equipment Leasing, LLC
909.	Unicare Dispensers 16 Limited, Ireland
910.	Unicare Dispensers 27 Limited, Ireland
911.	Unicare Dispensers 5 Limited, Ireland
912.	Unicare Pharmacy Group Limited, Dublin
913.	United Drug (Wholesale) Limited
914.	United Drug Distributors Ireland Limited
915.	Unity Oncology, LLC
916.	Urbani-Apotheke Mag. pharm. Bernhard Prattes KG, LG Graz
917.	US Oncology Corporate, Inc.
918.	US Oncology Holdings, Inc.
919.	US Oncology Lab Services, LLC
920.	US Oncology Pharmaceutical Services, LLC
921.	US Oncology Pharmacy GPO, L.P.
922.	US Oncology Reimbursement Solutions, LLC
923.	US Oncology Research, Inc. (US Oncology Research, LLC)
924.	US Oncology Research, LLC
925.	US Oncology Specialty, LP
926.	US Oncology, Inc.
927.	USCITA LIMITED, England
928.	USON Insurance Company
929.	USON Risk Retention Group, Inc.
930.	Utah Acquisition Corporation
931.	Valley Equipment Company
932.	Vantage Acquisition Company, LLC (Vantage Oncology, LLC)
933.	Vantage Acquisition Finance, LLC (Vantage Oncology, LLC)
934.	Vantage Cancer Care - Alabama, LLC (Vantage Cancer Care Networks, LLC)
935.	Vantage Cancer Care - Indiana, LLC (Vantage Cancer Care Networks, LLC)
936.	Vantage Cancer Care - New Mexico, LLC (Vantage Cancer Care Networks, LLC)
937.	Vantage Cancer Care Network of Alabama, LLC (Vantage Cancer Care Networks, LLC)
938.	Vantage Cancer Care Network of Indiana, LLC (Vantage Cancer Care Networks, LLC)
939.	Vantage Cancer Care Network of New Mexico, LLC (Vantage Cancer Care Networks, LLC)
940.	Vantage Cancer Care Networks, LLC

941.	Vantage Cancer Centers of Georgia, LLC
942.	Vantage Central Ohio Radiation Therapy, LLC
943.	Vantage Equipment Acquisition, LLC
944.	Vantage Exton Radiation Oncology, LLC
945.	Vantage Medical Management Services, LLC
946.	Vantage Mokena Radiation Oncology, LLC
947.	Vantage Oncology - Brooklyn, LLC
948.	Vantage Oncology Centers - Beverly Hills, LLC
949.	Vantage Oncology Finance Co. (Vantage Oncology, LLC)
950.	Vantage Oncology Holdings, LLC
951.	Vantage Oncology LLC PAC Corporation
952.	Vantage Oncology Physics, LLC
953.	Vantage Oncology Treatment Centers - Brevard, LLC
954.	Vantage Oncology Treatment Centers - Brockton, LLC
955.	Vantage Oncology Treatment Centers - Central Florida, LLC (Vantage Oncology Treatment Centers, LLC)
956.	Vantage Oncology Treatment Centers - Northern Arizona, LLC
957.	Vantage Oncology Treatment Centers - Ohio, LLC (Vantage Oncology Treatment Centers, LLC)
958.	Vantage Oncology Treatment Centers - San Antonio, LLC (Vantage Oncology Treatment Centers, LLC)
959.	Vantage Oncology Treatment Centers - Tri-State, LLC
960.	Vantage Oncology Treatment Centers, LLC
961.	Vantage Oncology, LLC
962.	Vantage Operational Support Services, LLC
963.	Vantage Radiation Oncology Associates, LLC
964.	Vantage San Antonio Radiation Oncology, LLC (Vantage Oncology Treatment Centers - San Antonio, LLC)
965.	Vantage South Suburban Radiation Oncology, LLC
966.	VC Services, Inc.
967.	VEC GP, LLC
968.	VerbalCare, LLC
969.	Verdal Apotek AS
970.	Very Important Products, Inc.

971.	Visitacion Associates
972.	Vitapharm, proizvodnja in trgovina farmacevtskih izdelkov d.o.o., Murska Sobota
973.	Vitusapotek Jessheim Storsenter AS
974.	Vitus-Apoteket Torvbyen Fredrikstad AS
975.	VOTC-Queens, LLC
976.	Vulcan Acquisition Subsidiary, Inc.
977.	W H CHANTER LIMITED, England
978.	W H GREEN (CHEMISTS) LIMITED, England
979.	W JAMIESON (CHEMISTS) LIMITED, England
980.	W.H.C.P. (DUNDEE) LIMITED, Scotland
981.	Walsh Distribution, L.L.C.
982.	Walsh Healthcare Solutions LLC
983.	Walsh Healthcare Solutions, Inc.
984.	Walsh Heartland, L.L.C.
985.	Walsh Southwest L.L.C.
986.	Well.ca ULC
987.	West Florida Radiation Therapy, LLC
988.	West Wholesale Drug Co.
989.	WESTCLOSE LIMITED, England
990.	Western Tumor Radiation Oncology, LLC (Vantage Oncology Treatment Centers, LLC)
991.	Westside LA Derm Equipment I, LLC
992.	WFCC Radiation Management Company, LLC
993.	Wickham Radiation Oncology, LLC (Vantage Oncology Treatment Centers, LLC)
994.	Wiley Industries, LLC
995.	Wilkes Barre Radiation Technology, LLC (Vantage Oncology Treatment Centers, LLC)
996.	Wilkes-Barre Radiation Oncology, LLC
997.	Windmill Realty, LLC
998.	WOODSIDE PHARMACY (GLASGOW) LIMITED, Scotland
999.	World Medical Government Solutions, LLC
1000.	WorldMed Shared Services, Inc.
1001.	WZ-WundZentren GmbH, AG Düsseldorf
1002.	Ybbstal-Apotheke Mag.pharm. Adelheid Tazreiter KG, LG St. Pölten
1003.	Zeepro, Inc.

EXHIBIT K

Subdivision Settlement Participation Form

Governmental Entity:	State:

Authorized Official:

Address 1:

Address 2:

City, State, Zip:

Phone:

Email:

The governmental entity identified above (“Governmental Entity”), in order to obtain and in consideration for the benefits provided to the Governmental Entity pursuant to the Settlement Agreement dated July 21, 2021 (“Distributor Settlement”), and acting through the undersigned authorized official, hereby elects to participate in the Distributor Settlement, release all Released Claims against all Released Entities, and agrees as follows.

1.

The Governmental Entity is aware of and has reviewed the Distributor Settlement, understands that all terms in this Participation Form have the meanings defined therein, and agrees that by signing this Participation Form, the Governmental Entity elects to participate in the Distributor Settlement and become a Participating Subdivision as provided therein.

2.	The Governmental Entity shall, within 14 days of the Reference Date and prior to the filing of the Consent Judgment, secure the dismissal with prejudice of any Released Claims that it has filed.

3.	The Governmental Entity agrees to the terms of the Distributor Settlement pertaining to Subdivisions as defined therein.

4.

By agreeing to the terms of the Distributor Settlement and becoming a Releasor, the Governmental Entity is entitled to the benefits provided therein, including, if applicable, monetary payments beginning after the Effective Date.

5.	The Governmental Entity agrees to use any monies it receives through the Distributor Settlement solely for the purposes provided therein.

6.

The Governmental Entity submits to the jurisdiction of the court in the Governmental Entity’s state where the Consent Judgment is filed for purposes limited to that court’s role as provided in, and for resolving disputes to the extent provided in, the Distributor Settlement. The Governmental Entity likewise agrees to arbitrate before the National Arbitration Panel as provided in, and for resolving disputes to the extent otherwise provided in, the Distributor Settlement.

7.	The Governmental Entity has the right to enforce the Distributor Settlement as provided therein.

8.

The Governmental Entity, as a Participating Subdivision, hereby becomes a Releasor for all purposes in the Distributor Settlement, including, but not limited to, all provisions of Part XI, and along with all departments, agencies, divisions, boards, commissions, districts, instrumentalities of any kind and attorneys, and any person in their official capacity elected or appointed to serve any of the foregoing and any agency, person, or other entity claiming by or through any of the foregoing, and any other entity identified in the definition of Releasor, provides for a release to the fullest extent of its authority. As a Releasor, the Governmental Entity hereby absolutely, unconditionally, and irrevocably covenants not to bring, file, or claim, or to cause, assist or permit to be brought, filed, or claimed, or to otherwise seek to establish liability for any Released Claims against any Released Entity in any forum whatsoever. The releases provided for in the Distributor Settlement are intended by the Parties to be broad and shall be interpreted so as to give the Released Entities the broadest possible bar against any liability relating in any way to Released Claims and extend to the full extent of the power of the Governmental Entity to release claims. The Distributor Settlement shall be a complete bar to any Released Claim.

9.	The Governmental Entity hereby takes on all rights and obligations of a Participating Subdivision as set forth in the Distributor Settlement.

10.

In connection with the releases provided for in the Distributor Settlement, each Governmental Entity expressly waives, releases, and forever discharges any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States or other jurisdiction, or principle of common law, which is similar, comparable, or equivalent to § 1542 of the California Civil Code, which reads:

General Release; extent. A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her would have materially affected his or her settlement with the debtor or released party.

A Releasor may hereafter discover facts other than or different from those which it knows, believes, or assumes to be true with respect to the Released Claims, but each Governmental Entity hereby expressly waives and fully, finally, and forever settles, releases and discharges, upon the Effective Date, any and all Released Claims that may exist as of such date but which Releasors do not know or suspect to exist, whether through ignorance, oversight, error, negligence or through no fault whatsoever, and which, if known, would materially affect the Governmental Entities’ decision to participate in the Distributor Settlement .

11.

Nothing herein is intended to modify in any way the terms of the Distributor Settlement, to which Governmental Entity hereby agrees. To the extent this Participation Form is interpreted differently from the Distributor Settlement in any respect, the Distributor Settlement controls.

I have all necessary power and authorization to execute this Participation Form on behalf of the Governmental Entity.

Signature:

Name:

Title:

Date:

EXHIBIT L

Settlement Fund Administrator

This Exhibit L will be appended to the Agreement prior to the Initial Participation Date pursuant to Section I.MMM.

L-1

EXHIBIT M

Settlement Payment Schedule

The below reflects the maximum payment if all States become Settling States and no offsets or reductions pursuant to this Agreement apply.

The text of this Agreement explains the terms, conditions, and underlying calculations for each of these Payments.

	Payment 1	Payment 2	Payment 3	Payment 4	Payment 5	Payment 6	Payment 7	Payment 8	Payment 9	Payment 10	Payment 11	Payment 12	Payment 13	Payment 14	Payment 15	Payment 16	Payment 17	Payment 18	Total
Resitution/Abatement	$792,612,857.89	$832,997,473.28	$832,997,473.28	$1,042,614,337.16	$1,042,614,337.15	$1,042,614,337.15	$1,042,614,337.15	$1,226,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538. 44	$1,030,778,538.44	$18,554,013,691.11
Base	$458,881,128.25	$482,261,695.06	$482,261,695.06	$603,618,826.78	$603,618,826.77	$562,304,221.38	$562,304,221.38	$668,613,860.15	$668,613,860.15	$668,613,860.15	$555,451,916.87	$555,451,916.87	$555,451,916.87	$555,451,916.87	$555,451,916.87	$555,451,916.87	$555,451,916.87	$555,451,916.87	$10,204,707,530.09
Bonus A	$333,731,729.64	$350,735,778.22	$350,735,778.22	$438,995,510.38	$438,995,510.38	$408,948,524.64	$408,948,524.64	$486,264,625.57	$486,264,625.57	$486,264,625.57	$403,965,030.45	$403,965,030.45	$403,965,030.45	$403,965,030.45	$403,965,030.45	$403,965,030.45	$403,965,030.45	$403,965,030.45	$7,421,605,476.43
Bonus B	$208,582,331.02	$219,209,861.39	$219,209,861.39	$274,372,193.99	$274,372,193.99	$255,592,827.90	$255,592,827.90	$303,915,390.98	$303,915,390.98	$303,915,390.98	$252,478,144.03	$252,478,144.03	$252,478,144.03	$252,478,144.03	$252,478,144.03	$252,478,144.03	$252,478,144.03	$252,478,144.03	$4,638,503,422.77
Bonus C	$125,149,398.61	$131,525,916.83	$131,525,916.83	$164,623,316.39	$164,623,316.39	$153,355,696.74	$153,355,696.74	$182,349,234.59	$182,349,234.59	$182,349,234.59	$151,486,886.42	$151,486,886.42	$151,486,886.42	$151,486,886.42	$151,486,886.42	$151,486,886.42	$151,486,886.42	$151,486,886.42	$2,783,102,053.66
Bonus D						$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$927,700,684.60
Additional Restitution Amount	$64,615,384.62	$113,076,923.08	$105,000,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$282,692,307.70
State Cost Fund	$56,538,461.54	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$56,538,461.54
State Outside Counsel Fee Fund	$136,044,378.70	$129,230,769.23	$17,417,159.76	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$282,692,307.70
Attorney Fee Fund	$136,044,378.70	$150,934,911.25	$270,825,443.80	$183,625,739.68	$183,625,739.69	$183,625,739.69	$183,625,739.69	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$1,292,307,692.51
MDL Expense Fund	$40,384,615.39	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$40,384,615.39
Subdivision Cost Fund	$40,000,000.00	$40,000,000.00	$40,000,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$120,000,000.00

Total Payment	$1,266,240,076.84	$1,266,240,076.84	$1,266,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$20,628,629,075.93	Max After Credit
																			$491,370,923.07	Tribal/W. Va. Credit
																			$21,119,999,999.00	Global Settlement Amount

M-1

EXHIBIT N

Additional Restitution Amount Allocation

American Samoa	0.0269444247%

Arizona	3.6430210329%

California	16.2669545320%

Colorado	2.7085512198%

Connecticut	2.1096636070%

District of Columbia	0.3322525916%

Guam	0.0804074609%

Illinois	5.4255643065%

Iowa	1.2999070108%

Kansas	1.3410510698%

Louisiana	2.3525361878%

Maine	0.9038789471%

Maryland	3.2974316916%

Massachusetts	3.6093694218%

Minnesota	2.1790874099%

Missouri	3.1849331362%

N. Mariana Islands	0.0285222675%

Nebraska	0.7246475605%

New Jersey	4.3741379541%

New York	9.7303039729%

North Carolina	5.1803544928%

North Dakota	0.3171626484%

Oregon	2.2051475878%

Pennsylvania	7.0279415168%

Tennessee	4.2216179010%

Texas	10.4894528864%

Virgin Islands	0.0544915651%

Virginia	3.7333854452%

Wisconsin	2.8360231633%

Wyoming	0.3152569876%

N-1

EXHIBIT O

Adoption of a State-Subdivision Agreement

A State-Subdivision Agreement shall be applied if it meets the requirements of Section V and is approved by the State and by the State’s Subdivisions as follows:

1. Requirements for Approval. A State-Subdivision Agreement shall be agreed when it has been approved by the State and either (a) Subdivisions whose aggregate “Population Percentages,” determined as set forth below, total more than sixty percent (60%), or (b) Subdivisions whose aggregate Population Percentages total more than fifty percent (50%) provided that these Subdivisions also represent fifteen percent (15%) or more of the State’s counties or parishes (or, in the case of Settling States whose counties and parishes that do not function as local governments, fifteen percent (15%) of or more of the Settling State’s General Purpose Governments that qualify as Subdivisions), by number.

2. Approval Authority. Approval by the State shall be by the Attorney General. Approval by a Subdivision shall be by the appropriate official or legislative body pursuant to the required procedures for that Subdivision to agree to a legally binding settlement.

3. Population Percentage Calculation. For purposes of this Exhibit O only, Population Percentages shall be determined as follows: For States with functional counties or parishes17, the Population Percentage of each county or parish shall be deemed to be equal to (a) (1) two hundred percent (200%) of the population of such county or parish, minus (2) the aggregate population of all Primary Incorporated Municipalities located in such county or parish, divided by (b) two hundred percent (200%) of the State’s population. A “Primary Incorporated Municipality” means a city, town, village or other municipality incorporated under applicable state law with a population of at least 25,000 that is not located within another incorporated municipality. The Population Percentage of each Primary Incorporated Municipality shall be equal to its population (including the population of any incorporated or unincorporated municipality located therein) divided by two hundred percent (200%) of the State’s population; provided that the Population Percentage of a Primary Incorporated Municipality that is not located within a county shall be equal to two hundred percent (200%) of its population (including the population of any incorporated or unincorporated municipality located therein) divided by two hundred percent (200%) of the State’s population. For all States that do not have functional counties or parishes, the Population Percentage of each General Purpose Government (including any incorporated or unincorporated municipality located therein), shall be equal to its population divided by the State’s population.

4. Preexisting Agreements and Statutory Provisions. A State may include with the notice to its Subdivisions an existing agreement, a proposed agreement, or statutory provisions regarding the distribution and use of settlement funds and have the acceptance of such an agreement or statutory provision be part of the requirements to be an Initial Participating Subdivision.

[17]	Certain states do not have counties or parishes that have functional governments, including: Alaska, Connecticut, Massachusetts, Rhode Island, and Vermont.

O-1

5. Revised Agreements. A State-Subdivision Agreement that has been revised, supplemented, or refined shall be applied if it meets the requirements of Section V and is approved by the State and by the State’s Subdivisions pursuant to the terms above.

O-2

EXHIBIT P

Injunctive Relief

I.	INTRODUCTION

A.

Within ninety (90) days of the Effective Date unless otherwise set forth herein, each Injunctive Relief Distributor shall implement the injunctive relief terms set forth in Sections II through XIX (the “Injunctive Relief Terms”) in its Controlled Substance Monitoring Program (“CSMP”).

B.

The Effective Date of these Injunctive Relief Terms shall be defined by Section I.P of the Settlement Agreement, dated as of July 21, 2021, which incorporates these Injunctive Relief Terms as Exhibit P.

II.	TERM AND SCOPE

A.	The duration of the Injunctive Relief Terms contained in Sections IV through XVI shall be ten (10) years from the Effective Date.

B.

McKesson Corporation, Cardinal Health, Inc., and AmerisourceBergen Corporation are referred to collectively throughout these Injunctive Relief Terms as the “Injunctive Relief Distributors” or individually as an “Injunctive Relief Distributor.” Each Injunctive Relief Distributor is bound by the terms herein.

C.

The requirements contained in Sections VIII through XV shall apply to the distribution of Controlled Substances to Customers by each Injunctive Relief Distributor’s Full-Line Wholesale Pharmaceutical Distribution Business, including by any entities acquired by the Injunctive Relief Distributors that are engaged in the Full-Line Wholesale Pharmaceutical Distribution Business. The prior sentence is not limited to activity physically performed at each Injunctive Relief Distributor’s distribution centers and includes activity covered by the prior sentence performed by each Injunctive Relief Distributor at any physical location, including at its corporate offices or at the site of a Customer with respect to Sections III through XV.

III.	DEFINITIONS

A.	“Audit Report.” As defined in Section XVIII.H.3.

B.

“Chain Customers.” Chain retail pharmacies that have centralized corporate headquarters and have multiple specific retail pharmacy locations from which Controlled Substances are dispensed to individual patients.

C.	“Chief Diversion Control Officer.” As defined in Section IV.A.

D.	“Clearinghouse.” The system established by Section XVII.

E.	“Clearinghouse Advisory Panel.” As defined in Section XVII.B.4.

F.

“Controlled Substances.” Those substances designated under schedules II-V pursuant to the federal Controlled Substances Act and the laws and regulations of the Settling States that incorporate federal schedules II-V. For purposes of the requirements of the Injunctive Relief Terms, Gabapentin shall be treated as a Controlled Substance, except for purposes of Section XII for Customers located in States that do not regulate it as a controlled substance or similar designation (e.g., drug of concern).

G.	“Corrective Action Plan.” As defined in Section XIX.B.7.b.

H.	“CSMP.” As defined in Section I.A.

I.	“CSMP Committee.” As defined in Section VI.A.

J.

“Customers.” Refers collectively to current, or where applicable potential, Chain Customers and Independent Retail Pharmacy Customers. “Customers” do not include long-term care facilities, hospital pharmacies, and pharmacies that serve exclusively inpatient facilities.

K.

“Data Security Event.” Refers to any compromise, or threat that gives rise to a reasonable likelihood of compromise, by unauthorized access or inadvertent disclosure impacting the confidentiality, integrity, or availability of Dispensing Data.

L.

“Dispensing Data.” Includes, unless altered by the Clearinghouse Advisory Panel: (i) unique patient IDs; (ii) patient zip codes; (iii) the dates prescriptions were dispensed; (iv) the NDC numbers of the drugs dispensed; (v) the quantities of drugs dispensed; (vi) the day’s supply of the drugs dispensed; (vii) the methods of payment for the drugs dispensed; (viii) the prescribers’ names; (ix) the prescribers’ NPI or DEA numbers; and (x) the prescribers’ zip codes or addresses. The Clearinghouse will be solely responsible for collecting Dispensing Data.

M.	“Draft Report.” As defined in Section XVIII.H.1.

N.	“Effective Date.” As defined in Section I.B.

O.

“Full-Line Wholesale Pharmaceutical Distribution Business.” Activity engaged in by distribution centers with a primary business of supplying a wide range of branded, generic, over-the-counter and specialty pharmaceutical products to Customers.

P.

“Highly Diverted Controlled Substances.” Includes: (i) oxycodone; (ii) hydrocodone; (iii) hydromorphone; (iv) tramadol; (v) oxymorphone; (vi) morphine; (vii) methadone; (viii) carisoprodol; (ix) alprazolam; and (x) fentanyl. The Injunctive Relief Distributors shall confer annually and review this list to determine whether changes are appropriate and shall add Controlled Substances to the list of Highly Diverted Controlled Substances as needed based on information provided by the DEA and/or other sources related to drug diversion trends. The Injunctive Relief Distributors shall notify the State Compliance Review Committee and the Monitor of any additions to the list of Highly Diverted Controlled Substances. Access to Controlled Substances predominately used for Medication-Assisted Treatment shall be considered when making such additions.

Q.	“Independent Retail Pharmacy Customers.” Retail pharmacy locations that do not have centralized corporate headquarters and dispense Controlled Substances to individual patients.

R.	“Injunctive Relief Distributors.” As defined in Section II.B.

S.	“Injunctive Relief Terms.” As defined in Section I.A.

T.	“Monitor.” As defined in Section XVIII.A.

U.	“National Arbitration Panel.” As defined by Section I.GG of the Settlement Agreement, dated as of July 21, 2021, which incorporates these Injunctive Relief Terms as Exhibit P.

V.	“NDC.” National Drug Code.

W.	“non-Controlled Substance.” Prescription medications that are not Controlled Substances.

X.	“Notice of Potential Violation.” As defined in Section XIX.B.2.

Y.

“Order.” A unique Customer request on a specific date for (i) a certain amount of a specific dosage form or strength of a Controlled Substance or (ii) multiple dosage forms and/or strengths of a Controlled Substance. For the purposes of this definition, each line item on a purchasing document or DEA Form 222 is a separate order, except that a group of line items either in the same drug family or DEA base code (based upon the structure of a Injunctive Relief Distributor’s CSMP) may be considered to be a single order.

Z.	“Pharmacy Customer Data.” Aggregated and/or non-aggregated data provided by the Customer for a 90-day period.

1.

To the extent feasible based on the functionality of a Customer’s pharmacy management system, Pharmacy Customer Data shall contain (or, in the case of non-aggregated data, shall be sufficient to determine) the following:

a)	A list of the total number of prescriptions and dosage units for each NDC for all Controlled Substances and non-Controlled Substances;

b)

A list of the top five prescribers of each Highly Diverted Controlled Substance by dosage volume and the top ten prescribers of all Highly Diverted Controlled Substances combined by dosage volume. For each prescriber, the data shall include the following information:

(1)	Number of prescriptions and doses prescribed for each Highly Diverted Controlled Substance NDC;

(2)	Number of prescriptions for each unique dosage amount (number of pills per prescription) for each Highly Diverted Controlled Substance NDC;

(3)	Prescriber name, DEA registration number, and address; and

(4)	Medical practice/specialties, if available;

c)	Information on whether the method of payment was cash for (a) Controlled Substances, and (b) non-Controlled Substances; and

d)

Information on top ten patient residential areas by five-digit ZIP code prefix for filled Highly Diverted Controlled Substances by dosage volume, including number of prescriptions and doses for each Highly Diverted Controlled Substance NDC.

2.

Injunctive Relief Distributors are not required to obtain Pharmacy Customer Data for all Customers. Pharmacy Customer Data only needs to be obtained under circumstances required by the Injunctive Relief Terms and the applicable CSMP policies and procedures. Each Injunctive Relief Distributor’s CSMP policies and procedures shall describe the appropriate circumstances under which and methods to be used to obtain and analyze Pharmacy Customer Data.

3.

Injunctive Relief Distributors shall only collect, use, disclose or retain Pharmacy Customer Data consistent with applicable federal and state privacy and consumer protections laws. Injunctive Relief Distributors shall not be required to collect, use, disclose or retain any data element that is prohibited by law or any element that would require notice to or consent from the party who is the subject of the data element, including, but not limited to, a third party (such as a prescriber) to permit collection, use, disclosure and/or retention of the data.

AA.	“Potential Violation.” As defined in Section XIX.B.1.

BB.	“Reporting Periods.” As defined in Section XVIII.C.1.

CC.	“Settling State.” As defined by Section I.OOO of the Settlement Agreement, dated as of July 21, 2021, which incorporates these Injunctive Relief Terms as Exhibit P.

DD.

“State Compliance Review Committee.” The initial State Compliance Review Committee members are representatives from the Attorneys General Offices of Connecticut, Florida, New York, North Carolina, Tennessee, and Texas. The membership of the State Compliance Review Committee may be amended at the discretion of the Settling States.

EE.

“Suspicious Orders.” As defined under federal law and regulation and the laws and regulations of the Settling States that incorporate the federal Controlled Substances Act. Suspicious Orders currently include, but are not limited to, orders of unusual size, orders deviating substantially from a normal pattern, and orders of unusual frequency.

FF.

“Threshold.” The total volume of a particular drug family, DEA base code, or a particular formulation of a Controlled Substance that an Injunctive Relief Distributor shall allow a Customer to purchase in any particular period. This term may be reassessed during Phase 2-B of the Clearinghouse.

GG.

“Third Party Request.” A request from an entity other than an Injunctive Relief Distributor, a Settling State, or the Monitor pursuant to a subpoena, court order, data practices act, freedom of information act, public information act, public records act, or similar law.

HH.

“Top Prescriber.” A prescriber who, for a Customer, is either (i) among the top five (5) prescribers of each Highly Diverted Controlled Substance or (ii) among the top ten (10) prescribers of Highly Diverted Controlled Substances combined, as determined from the most recent Pharmacy Customer Data for that Customer.

IV.	CSMP PERSONNEL

A.

Each Injunctive Relief Distributor shall establish or maintain the position of Chief Diversion Control Officer, or other appropriately titled position, to oversee the Injunctive Relief Distributor’s CSMP. The Chief Diversion Control Officer shall have appropriate experience regarding compliance with the laws and regulations concerning Controlled Substances, in particular laws and regulations requiring effective controls against the potential diversion of Controlled Substances. The Chief Diversion Control Officer shall report directly to either the senior executive responsible for U.S. pharmaceutical distribution or the most senior legal officer at the Injunctive Relief Distributor.

B.	The Chief Diversion Control Officer shall be responsible for the approval of material revisions to the CSMP.

C.

The Chief Diversion Control Officer shall provide at least quarterly reports to the CSMP Committee regarding the Injunctive Relief Distributor’s operation of the CSMP, including the implementation of any changes to the CSMP required by these Injunctive Relief Terms.

D.

An Injunctive Relief Distributor’s CSMP functions, including, but not limited to, the onboarding and approval of new Customers for the sale of Controlled Substances, setting and adjusting Customer Thresholds for Controlled Substances, terminating or suspending Customers, and submitting Suspicious Orders and other reports to Settling States (or the Clearinghouse, when operational), but excluding support necessary to perform these functions, shall be conducted exclusively by the Injunctive Relief Distributor’s CSMP personnel or qualified third-party consultants.

E.

Staffing levels of each Injunctive Relief Distributor’s CSMP department shall be reviewed periodically, but at least on an annual basis, by the Injunctive Relief Distributor’s CSMP Committee. This review shall include consideration of relevant developments in technology, law, and regulations to ensure the necessary resources are in place to carry out the program in an effective manner.

F.

Personnel in an Injunctive Relief Distributor’s CSMP department shall not report to individuals in an Injunctive Relief Distributor’s sales department, and sales personnel shall not be authorized to make decisions regarding the promotion, compensation, demotion, admonition, discipline, commendation, periodic performance reviews, hiring, or firing of CSMP personnel.

G.	The CSMP policies and procedures shall be published in a form and location readily accessible to all CSMP personnel at each Injunctive Relief Distributor.

V.	INDEPENDENCE

A.

For each Injunctive Relief Distributor, sales personnel compensated with commissions shall not be compensated based on revenue or profitability targets or expectations for sales of Controlled Substances. However, each Injunctive Relief Distributor’s personnel may, as applicable, be compensated (including incentive compensation) based on formulas that include total sales for all of the Injunctive Relief Distributor’s products, including Controlled Substances. The compensation of sales personnel shall not include incentive compensation tied solely to sales of Controlled Substances.

B.

For any Injunctive Relief Distributor personnel who are compensated at least in part based on Customer sales, the Injunctive Relief Distributor shall ensure the compensation of such personnel is not decreased by a CSMP-related suspension or termination of a Customer or as a direct result of the reduction of sales of Controlled Substances to a Customer pursuant to the CSMP.

C.

The Injunctive Relief Distributors’ sales personnel shall not be authorized to make decisions regarding the implementation of CSMP policies and procedures, the design of the CSMP, the setting or adjustment of Thresholds, or other actions taken pursuant to the CSMP, except sales personnel must provide information regarding compliance issues to CSMP personnel promptly. The Injunctive Relief Distributors’ sales personnel are prohibited from interfering with, obstructing, or otherwise exerting control over any CSMP department decision-making.

D.

Each Injunctive Relief Distributor shall review its compensation and non-retaliation policies and, if necessary, modify and implement changes to those policies to effectuate the goals of, and incentivize compliance with, the CSMP.

E.

Each Injunctive Relief Distributor shall maintain a telephone, email, and/or web-based “hotline” to permit employees and/or Customers to anonymously report suspected diversion of Controlled Substances or violations of the CSMP, Injunctive Relief Distributor company policy related to the distribution of Controlled Substances, or applicable law. Each Injunctive Relief Distributor shall share the hotline contact information with their employees and Customers. Each Injunctive Relief Distributor shall maintain all complaints made to the hotline, and document the determinations and bases for those determinations made in response to all complaints.

VI.	OVERSIGHT

A.

To the extent not already established, each Injunctive Relief Distributor shall establish a committee that includes senior executives with responsibility for legal, compliance, distribution and finance to provide oversight over its CSMP (the “CSMP Committee”). The Chief Diversion Control Officer shall be a member of the CSMP Committee. The CSMP Committee shall not include any employee(s) or person(s) performing any sales functions on behalf of the Injunctive Relief Distributor; provided that service on the CSMP Committee by any senior executives listed in this paragraph whose responsibilities may include, but are not limited to, management of sales functions shall not constitute a breach of the Injunctive Relief Terms.

B.

Each Injunctive Relief Distributor’s CSMP Committee shall have regular meetings during which the Chief Diversion Control Officer shall present to the CSMP Committee with respect to, and the CSMP Committee shall evaluate, among other things: (1) any material modifications and potential enhancements to the CSMP including, but not limited to, those relating to Customer due diligence and Suspicious Order monitoring and reporting; (2) any significant new national and regional diversion trends involving Controlled Substances; (3) the Injunctive Relief Distributor’s adherence to the CSMP policies and procedures, the Injunctive Relief Terms, and applicable laws and regulations governing the distribution of Controlled Substances; and (4) any technology, staffing, or other resource needs for the CSMP. The CSMP Committee shall have access to all CSMP reports. The CSMP Committee will review and approve the specific metrics used to identify the Red Flags set forth in Section VIII.

C.

On a quarterly basis, each Injunctive Relief Distributor’s CSMP Committee shall send a written report to the Injunctive Relief Distributor’s Chief Executive, Chief Financial, and Chief Legal Officer, as well as its Board of Directors, addressing: (1) the Injunctive Relief Distributor’s substantial adherence to the CSMP policies and procedures, the Injunctive Relief Terms, and applicable laws and regulations governing the distribution of Controlled Substances; (2) recommendations as appropriate about the allocation of resources to ensure the proper functioning of the Injunctive Relief Distributor’s CSMP; and (3) significant revisions to the CSMP. The Board of Directors or a committee thereof at each Injunctive Relief Distributor shall document in its minutes its review of the quarterly CSMP Committee reports.

D.

To the extent not already established, the Board of Directors of each Injunctive Relief Distributor shall establish its own compliance committee (the “Board Compliance Committee”) to evaluate, at a minimum, and on a quarterly basis: (1) the CSMP Committee’s written reports; (2) the Injunctive Relief Distributor’s substantial adherence to the CSMP policies and procedures, the Injunctive Relief Terms, and applicable laws and regulations governing the distribution of Controlled Substances; (3) the Injunctive Relief Distributor’s code of conduct and any whistleblower reporting policies, including those prescribed by Section V.E; and (4) any significant regulatory and/or government enforcement matters within the review period relating to the distribution of Controlled Substances. An Injunctive Relief Distributor meets this requirement if it established, prior to the Effective Date, multiple committees of its Board of Directors that together have responsibilities outlined in this paragraph.

E.

The Board Compliance Committee shall have the authority to: (1) require management of the Injunctive Relief Distributor to conduct audits on any CSMP or legal and regulatory concern pertaining to Controlled Substances distribution, and to update its full Board of Directors on those audits; (2) to commission studies, reviews, reports, or surveys to evaluate the Injunctive Relief Distributor’s CSMP performance; (3) request meetings with the Injunctive Relief Distributor’s management and CSMP staff; and (4) review the appointment, compensation, performance, and replacement of the Injunctive Relief Distributor’s Chief Diversion Control Officer.

VII.	MANDATORY TRAINING

A.

Each Injunctive Relief Distributor shall require all new CSMP personnel to attend trainings on its CSMP, its obligations under the Injunctive Relief Terms, and its duties with respect to maintaining effective controls against potential diversion of Controlled Substances and reporting Suspicious Orders pursuant to state and federal laws and regulations prior to conducting any compliance activities for the Injunctive Relief Distributor without supervision.

B.

Each Injunctive Relief Distributor shall provide annual trainings to CSMP personnel on its CSMP, its obligations under the Injunctive Relief Terms, and its duties to maintain effective controls against potential diversion of Controlled Substances and report Suspicious Orders pursuant to state and federal laws and regulations.

C.

On an annual basis, each Injunctive Relief Distributor shall test its CSMP personnel on their knowledge regarding its CSMP, its obligations under the Injunctive Relief Terms, and its duties to maintain effective controls against potential diversion of Controlled Substances and to report Suspicious Orders pursuant to state and federal laws and regulations.

D.

Each Injunctive Relief Distributor shall train all third-party compliance consultants (defined as non-employees who are expected to devote fifty percent (50%) or more of their time to performing work related to the Injunctive Relief Distributor’s CSMP, excluding information technology consultants not engaged in substantive functions related to an Injunctive Relief Distributor’s CSMP) performing compliance functions for the Injunctive Relief Distributor in the same manner as the Injunctive Relief Distributor’s CSMP personnel.

E.

At least every three (3) years in the case of existing employees, and within the first six months of hiring new employees, each Injunctive Relief Distributor shall require operations, sales, and senior executive employees to attend trainings on its CSMP, its obligations under the Injunctive Relief Terms, the hotline established in Section V.E, and its duties to maintain effective controls against potential diversion of Controlled Substances and report Suspicious Orders pursuant to state and federal laws and regulations.

VIII.	RED FLAGS

A.

Within one hundred and twenty days (120) of the Effective Date, each Injunctive Relief Distributor shall, at a minimum, apply specific metrics to identify the potential Red Flags described in Section VIII.D with respect to Independent Retail Pharmacy Customers. For Chain Customers, the metrics used to identify the Red Flags described in Section VIII.D may be adjusted based on the specific business model and supplier relationships of the Chain Customer.

B.	Each Injunctive Relief Distributor shall evaluate and, if necessary, enhance or otherwise adjust the specific metrics it uses to identify Red Flags set forth in Section VIII.D.

C.

Each Injunctive Relief Distributor shall provide annually to the Monitor the specific metrics it uses to identify Red Flags as set forth in Section VIII.D. The Monitor shall review the metrics used to identify Red Flags as set forth in Section VIII.D to assess whether the metrics are reasonable. The Monitor may, at its discretion, suggest revisions to the metrics in the annual Audit Report as part of the Red Flags Review set forth in Section XVIII.F.3.f. Each Injunctive Relief Distributor may rely on its specific metrics to comply with the requirements of Section VIII unless and until the Monitor proposes a revised metric in connection with Section XVIII.H.

D.	For purposes of the Injunctive Relief Terms, “Red Flags” are defined as follows:

1.

Ordering ratio of Highly Diverted Controlled Substances to non-Controlled Substances: Analyze the ratio of the order volume of all Highly Diverted Controlled Substances to the order volume of all non-Controlled Substances to identify Customers with significant rates of ordering Highly Diverted Controlled Substances.

2.

Ordering ratio of Highly Diverted Controlled Substance base codes or drug families to non-Controlled Substances: Analyze the ratio of the order volume of each Highly Diverted Controlled Substance base code or drug family to the total order volume of all non-Controlled Substances to identify Customers with significant rates of ordering each Highly Diverted Controlled Substance base code or drug family.

3.

Excessive ordering growth of Controlled Substances: Analyze significant increases in the ordering volume of Controlled Substances using criteria to identify customers that exhibit percentage growth of Controlled Substances substantially in excess of the percentage growth of non-Controlled Substances.

4.

Unusual formulation ordering: Analyze ordering of Highly Diverted Controlled Substances to identify customers with significant ordering of high-risk formulations. High-risk formulations include, but are not limited to, 10mg hydrocodone, 8mg hydromorphone, 2mg alprazolam, single-ingredient buprenorphine (i.e., buprenorphine without naloxone), and highly-abused formulations of oxycodone. On an annual basis (or as otherwise necessary), high-risk formulations of Highly Diverted Controlled Substances may be added, removed, or revised based on the Injunctive Relief Distributors’ assessment and regulatory guidance.

5.

Out-of-area patients: Analyze Pharmacy Customer Data or Dispensing Data to assess volume of prescriptions for Highly Diverted Controlled Substances for out-of-area patients (based on number of miles traveled between a patient’s zip code and the pharmacy location, depending on the geographic area of interest) taking into consideration the percentage of out-of-area patients for non-Controlled Substances.

6.

Cash prescriptions: Analyze Pharmacy Customer Data or Dispensing Data to assess percentage of cash payments for purchases of Controlled Substances taking into consideration the percentage of cash payments for purchases of non-Controlled Substances.

7.

Prescriber activity of Customers: Analyze Pharmacy Customer Data or Dispensing Data to identify Customers that are dispensing Highly Diverted Controlled Substance prescriptions for Top Prescribers as follows:

a)

Top Prescribers representing a significant volume of dispensing where the prescriber’s practice location is in excess of 50 miles from the pharmacy (“out-of-area”), relative to the percentage of out-of-area prescriptions for non-Controlled Substances.

b)

Top Prescribers representing prescriptions for the same Highly Diverted Controlled Substances in the same quantities and dosage forms indicative of pattern prescribing (e.g., a prescriber providing many patients with the same high-dose, high-quantity supply of 30mg oxycodone HCL prescription without attention to the varying medical needs of the prescriber’s patient population).

c)	Top Prescribers where the top five (5) or fewer prescribers represent more than fifty percent (50%) of total prescriptions for Highly Diverted Controlled Substances during a specified period.

8.

Public regulatory actions against Customers: Review information retrieved from companies that provide licensing and disciplinary history records (e.g., LexisNexis), and/or other public sources, including governmental entities, showing that the Customer, pharmacists working for that Customer, or the Customer’s Top Prescribers have been subject, in the last five (5) years, to professional disciplinary sanctions regarding the dispensing or handling of Controlled Substances or law enforcement action related to Controlled Substances diversion. Continued licensing by a relevant state agency may be considered, but shall not be dispositive, in resolving the Red Flag. For Chain Customer locations, representations from each Chain Customer that it reviews its pharmacists’ licensing statuses annually and for the regulatory actions described in this paragraph has either (i) taken appropriate employment action, or (ii) disclosed the regulatory action to the Injunctive Relief Distributor, may be considered in resolving the Red Flag.

9.

Customer termination data: Review information from the Injunctive Relief Distributor’s due diligence files and, when operable, from the Clearinghouse, subject to Section VIII.F, regarding Customers that have been terminated from ordering Controlled Substances by another distributor due to concerns regarding Controlled Substances.

E.

For any Red Flag evaluation in Section VIII.D that may be performed using Pharmacy Customer Data or Dispensing Data, an Injunctive Relief Distributor will analyze the Red Flag using Pharmacy Customer Data, to the extent feasible based on the functionality of a Customer’s pharmacy management system, until

Dispensing Data is collected and analyzed by the Clearinghouse as described in Section XVII. Until Dispensing Data is collected and analyzed by the Clearinghouse, an Injunctive Relief Distributor may satisfy the Red Flag evaluations in Sections VIII.D.5 through VIII.D.7 by engaging in considerations of out-of-area patients, cash payments for prescriptions and Top Prescribers without satisfying the specific requirements of Sections VIII.D.5 through VIII.D.7. In the event that the Clearinghouse is not collecting and analyzing Dispensing Data within two years of the Effective Date, the Injunctive Relief Distributors and the State Compliance Review Committee shall meet and confer to consider alternatives for the performance of the analysis required by Sections VIII.D.5 through VIII.D.7 using Pharmacy Customer Data.

F.	As provided for in Section XVII.C.4, the foregoing Red Flag evaluations may be performed by the Clearinghouse and reported to the relevant Injunctive Relief Distributors.

G.

The Injunctive Relief Distributors and the State Compliance Review Committee shall work in good faith to identify additional potential Red Flags that can be derived from the data analytics to be performed by the Clearinghouse.

IX.	ONBOARDING

A.

For each Injunctive Relief Distributor, prior to initiating the sale of Controlled Substances to a potential Customer, a member of the Injunctive Relief Distributor’s CSMP department (or a qualified third-party compliance consultant trained on the Injunctive Relief Distributor’s CSMP) shall perform the following due diligence:

1.

Interview the pharmacist-in-charge, either over the telephone, via videoconference, or in person. The interview shall include questions regarding the manner in which the potential Customer maintains effective controls against the potential diversion of Controlled Substances.

2.

Obtain a “Pharmacy Questionnaire” completed by the owner and/or pharmacist-in-charge of the potential Customer. The Pharmacy Questionnaire shall require going-concern potential Customers to list their top ten (10) prescribers for Highly Diverted Controlled Substances combined, along with the prescriber’s specialty, unless the Injunctive Relief Distributor is able to obtain this data otherwise. The Pharmacy Questionnaire shall also require disclosure of the identity of all other distributors that serve the potential Customer, and whether the potential Customer has been terminated or suspended from ordering Controlled Substances by another distributor and the reason for any termination or suspension. The Pharmacy Questionnaire shall request information that would allow the Injunctive Relief Distributor to identify Red Flags, including questions regarding the manner in which the potential Customer maintains effective controls against the potential diversion of Controlled

Substances. A potential Customer’s responses to the Pharmacy Questionnaire shall be verified, to the extent applicable and practicable, against external sources (for example, the Clearinghouse, once operational, and Automation of Reports and Consolidated Orders System (“ARCOS”) data made available to the Injunctive Relief Distributor by the DEA). The Pharmacy Questionnaire shall be maintained by the Injunctive Relief Distributor in a database accessible to its CSMP personnel.

3.

Complete a written onboarding report to be maintained in a database accessible to the Injunctive Relief Distributor’s CSMP personnel reflecting the findings of the interview and any site visit, the findings regarding the identification of and, if applicable, conclusion concerning any Red Flag associated with the pharmacy, as well as an analysis of the Pharmacy Questionnaire referenced in the preceding paragraph.

4.	For going-concern potential Customers, review Pharmacy Customer Data to assist with the identification of any Red Flags.

5.

Document whether the potential Customer or the pharmacist-in-charge has been subject to any professional disciplinary sanctions or law enforcement activity related to Controlled Substances dispensing, and, if so, the basis for that action. For Chain Customers, this provision shall apply to the potential specific pharmacies in question.

B.	For Chain Customers, each Injunctive Relief Distributor may obtain the information in Section IX.A from a corporate representative of the Chain Customer.

C.

In the event that an Injunctive Relief Distributor identifies one or more unresolved Red Flags or other information indicative of potential diversion of Controlled Substances through the onboarding process or otherwise, the Injunctive Relief Distributor shall refrain from selling Controlled Substances to the potential Customer pending additional due diligence. If following additional due diligence, the Injunctive Relief Distributor is unable to resolve the Red Flags or other information indicative of diversion, the Injunctive Relief Distributor shall not initiate the sale of Controlled Substances to the potential Customer and shall report the potential Customer consistent with Section XIV. If the Injunctive Relief Distributor determines that the potential Customer may be onboarded for the sale of Controlled Substances, the Injunctive Relief Distributor shall document the decision and the bases for its decision. Such a good faith determination, if documented, shall not serve, without more, as the basis of a future claim of non-compliance with the Injunctive Relief Terms. For Chain Customers, these provisions shall apply to the potential specific pharmacies in question.

X.	ONGOING DUE DILIGENCE

A.

Each Injunctive Relief Distributor shall periodically review its procedures and systems for detecting patterns or trends in Customer order data or other information used to evaluate whether a Customer is maintaining effective controls against diversion.

B.

Each Injunctive Relief Distributor shall conduct periodic proactive compliance reviews of its Customers’ performance in satisfying their corresponding responsibilities to maintain effective controls against the diversion of Controlled Substances.

C.

Each Injunctive Relief Distributor shall review ARCOS data made available to it by the DEA and, once operational, by the Clearinghouse, to assist with Customer specific due diligence. For Chain Customers, this provision shall apply to the potential specific pharmacies in question.

D.

Each Injunctive Relief Distributor shall conduct due diligence as set forth in its CSMP policies and procedures in response to concerns of potential diversion of Controlled Substances at its Customers. For Chain Customers, these provisions shall apply to the specific pharmacies in question. The due diligence required by an Injunctive Relief Distributor’s CSMP policies and procedures may depend on the information or events at issue. The information or events raising concerns of potential diversion of Controlled Substances at a Customer include but are not limited to:

1.	The discovery of one or more unresolved Red Flags;

2.	The receipt of information directly from law enforcement or regulators concerning potential diversion of Controlled Substances at or by a Customer;

3.	The receipt of information concerning the suspension or revocation of pharmacist’s DEA registration or state license related to potential diversion of Controlled Substances;

4.	The receipt of reliable information through the hotline established in Section V.E concerning suspected diversion of Controlled Substances at the Customer;

5.	The receipt of reliable information from another distributor concerning suspected diversion of Controlled Substances at the Customer; or

6.

Receipt of other reliable information that the Customer is engaged in conduct indicative of diversion or is failing to adhere to its corresponding responsibility to prevent the diversion of Highly Diverted Controlled Substances.

E.	On an annual basis, each Injunctive Relief Distributor shall obtain updated pharmacy questionnaires from five hundred (500) Customers to include the following:

1.	The top 250 Customers by combined volume of Highly Diverted Controlled Substances purchased from the Injunctive Relief Distributor measured as of the end of the relevant calendar year; and

2.

Additional Customers selected as a representative sample of various geographic regions, customer types (Independent Retail Pharmacy Customers and Chain Customers), and distribution centers. Each Injunctive Relief Distributor’s Chief Diversion Control Officer shall develop risk-based criteria for the sample selection.

F.	Scope of Review

1.

For reviews triggered by Section X.D, an Injunctive Relief Distributor shall conduct due diligence and obtain updated Pharmacy Customer Data or equivalent, or more comprehensive data from the Clearinghouse if needed, as set forth in its CSMP policies and procedures.

2.

For questionnaires collected pursuant to Section X.E, Injunctive Relief Distributors shall conduct a due diligence review consistent with the Injunctive Relief Distributors’ CSMP policies and procedures. These annual diligence reviews shall be performed in addition to any of the diligence reviews performed under Section X.D, but may reasonably rely on reviews performed under Section X.D.

3.

If the Injunctive Relief Distributor decides to terminate the Customer due to concerns regarding potential diversion of Controlled Substances, the Injunctive Relief Distributor shall promptly cease the sale of Controlled Substances to the Customer and report the Customer consistent with Section XIV. If the Injunctive Relief Distributor decides not to terminate the Customer, the Injunctive Relief Distributor shall document that determination and the basis therefor. Such a good faith determination, if documented, shall not, without more, serve as the basis of a future claim of non-compliance with the Injunctive Relief Terms.

XI.	SITE VISITS

A.	Each Injunctive Relief Distributor shall conduct site visits, including unannounced site visits, where appropriate, of Customers, as necessary, as part of Customer due diligence.

B.

During site visits, an Injunctive Relief Distributor’s CSMP personnel or qualified third-party compliance consultants shall interview the pharmacist-in-charge or other relevant Customer employees, if appropriate, about any potential Red Flags and the Customer’s maintenance of effective controls against the potential diversion of Controlled Substances.

C.	An Injunctive Relief Distributor’s CSMP personnel or qualified third-party compliance consultants who conduct site visits shall document the findings of any site visit.

D.	Site visit and all other compliance reports shall be maintained by each Injunctive Relief Distributor in a database accessible to all CSMP personnel.

XII.	THRESHOLDS

A.	Each Injunctive Relief Distributor shall use Thresholds to identify potentially Suspicious Orders of Controlled Substances from Customers.

B.

Each Injunctive Relief Distributor’s CSMP department shall be responsible for the oversight of the process for establishing and modifying Thresholds. The sales departments of the Injunctive Relief Distributors shall not have the authority to establish or adjust Thresholds for any Customer or participate in any decisions regarding establishment or adjustment of Thresholds.

C.	Injunctive Relief Distributors shall not provide Customers specific information about their Thresholds or how their Thresholds are calculated.

1.	Threshold Setting

a)

Injunctive Relief Distributors shall primarily use model-based thresholds. For certain circumstances, Injunctive Relief Distributors may apply a non-model threshold based on documented customer diligence and analysis.

b)

Each Injunctive Relief Distributor shall include in its Annual Threshold Analysis and Assessment Report (as required by Section XVIII.F.3.c) to the Monitor summary statistics regarding the use of non-model thresholds and such information shall be considered by the Monitor as part of its Threshold Setting Process Review in the annual Audit Report.

c)

For the purposes of establishing and maintaining Thresholds, each Injunctive Relief Distributor shall take into account the Controlled Substances diversion risk of each drug base code. The diversion risk of each base code should be defined and reassessed annually by the Injunctive Relief Distributor’s CSMP Committee and reviewed by the Monitor.

d)

Each Injunctive Relief Distributor shall establish Thresholds for new Customers prior to supplying those Customers with Controlled Substances and shall continue to have Thresholds in place at all times for each Customer to which it supplies Controlled Substances.

e)

When ordering volume from other distributors becomes readily available from the Clearinghouse, an Injunctive Relief Distributor shall consider including such information as soon as reasonably practicable in establishing and maintaining Thresholds.

f)	Each Injunctive Relief Distributor shall incorporate the following guiding principles in establishing and maintaining Customer Thresholds, except when inapplicable to non-model Thresholds:

(1)

Thresholds shall take into account the number of non-Controlled Substance dosage units distributed to, dispensed and/or number of prescriptions dispensed by the Customer to assist with the determination of Customer size. As a general matter, smaller customers should have lower Thresholds than larger customers.

(2)	For the purposes of establishing and maintaining Thresholds, Injunctive Relief Distributors shall use statistical models that are appropriate to the underlying data.

(3)	For the purposes of establishing and maintaining Thresholds, Injunctive Relief Distributors shall take into account a Customer’s ordering and/or dispensing history for a specified period of time.

(4)

For the purposes of establishing and maintaining Thresholds, Injunctive Relief Distributors shall take into account the ordering history of Customers within similar geographic regions, or, where appropriate for Chain Customers, ordering history within the chain.

(5)	If appropriate, Thresholds may take into account the characteristics of Customers with similar business models.

(a)

A Customer’s statement that it employs a particular business model must be verified, to the extent practicable, before that business model is taken into account in establishing and maintaining a Customer’s Threshold.

2.	Threshold Auditing

a)	The Injunctive Relief Distributors shall review their respective Customer Thresholds at least on an annual basis and modify them where appropriate.

b)	Each Injunctive Relief Distributor’s CSMP department shall annually evaluate its Threshold setting methodology and processes and its CSMP personnel’s performance in adhering to those policies.

3.	Threshold Changes

a)	An Injunctive Relief Distributor may increase or decrease a Customer Threshold as set forth in its CSMP policies and procedures, subject to Sections XII.C.3.b through XII.C.3.e.

b)

Prior to approving any Threshold change request by a Customer, each Injunctive Relief Distributor shall conduct due diligence to determine whether an increase to the Threshold is warranted. This due diligence shall include obtaining from the Customer the basis for the Threshold change request, obtaining and reviewing Dispensing Data and/or Pharmacy Customer Data for the previous three (3) months for due diligence purposes, and, as needed, conducting an on-site visit to the Customer. This Threshold change request diligence shall be conducted by the Injunctive Relief Distributor’s CSMP personnel.

c)

No Injunctive Relief Distributor shall proactively contact a Customer to suggest that the Customer request an increase to any of its Thresholds, to inform the Customer that its Orders-to-date are approaching its Thresholds or to recommend to the Customer the amount of a requested Threshold increase. It shall not be a violation of this paragraph to provide Chain Customer headquarters reporting on one or more individual Chain Customer pharmacy location(s) to support the anti-diversion efforts of the Chain Customer’s headquarters staff, and it shall not be a violation of this paragraph for the Injunctive Relief Distributor’s CSMP personnel to contact Customers to seek to understand a Customer’s ordering patterns.

d)

An Injunctive Relief Distributor’s Chief Diversion Control Officer may approve criteria for potential adjustments to Customer Thresholds to account for circumstances where the Thresholds produced by the ordinary operation of the statistical models require modification. Such circumstances include adjustments to account for seasonal ordering of certain Controlled Substances that are based on documented diligence and analysis, adjustments made to permit ordering of certain Controlled Substances during a declared national or state emergency (e.g., COVID-19 pandemic), IT errors, and data anomalies causing results that are inconsistent with the design of the statistical models. Each Injunctive Relief Distributor shall include in its Annual Threshold Analysis and Assessment Report (as required by Section XVIII.F.3.c) to the Monitor information regarding the use of this paragraph and such information shall be considered by the Monitor as part of its Threshold Setting Process Review in the annual Audit Report.

e)

Any decision to raise a Customer’s Threshold in response to a request by a Customer to adjust its Threshold must be documented in a writing and state the reason(s) for the change. The decision must be consistent with the Injunctive Relief Distributor’s CSMP and documented appropriately.

XIII.	SUSPICIOUS ORDER REPORTING AND NON-SHIPMENT

A.

Each Injunctive Relief Distributor shall report Suspicious Orders to the Settling States (“Suspicious Order Reports” or “SORs”), including those Settling States that do not currently require such SORs, at the election of the Settling State.

B.

For the SORs required by the Injunctive Relief Terms, each Injunctive Relief Distributor shall report Orders that exceed a Threshold for Controlled Substances set pursuant to the processes in Section XII that are blocked and not shipped.

C.

No Injunctive Relief Distributor shall ship any Order that it (i) reports pursuant to Sections XIII.A or XIII.B, or (ii) would have been required to report pursuant to Sections XIII.A or XIII.B had the Settling State elected to receive SORs .

D.

In reporting Suspicious Orders to the Settling States, the Injunctive Relief Distributors shall file SORs in a standardized electronic format that is uniform among the Settling States and contains the following information fields:

1.	Customer name;

2.	Customer address;

3.	DEA registration number;

4.	State pharmacy license number;

5.	Date of order;

6.	NDC number;

7.	Quantity;

8.

Explanation for why the order is suspicious (up to 250 characters): Details that are order-specific regarding why an order was flagged as a Suspicious Order, including specific criteria used by an Injunctive Relief Distributor’s Threshold system (except phrases such as “order is of unusual size” without any additional detail are not acceptable); and

9.	Name and contact information for a knowledgeable designee within the Injunctive Relief Distributor’s CSMP department to be a point of contact for the SORs.

E.

On a quarterly basis, each Injunctive Relief Distributor shall provide a summary report to the Settling States that elect to receive it that provides the following information for the relevant quarter with respect to the top ten (10) Customers by volume for each Highly Diverted Controlled Substance base code that have placed a Suspicious Order for that base code, in that quarter (for Chain Customers, only individual pharmacies in the chain will considered for evaluation as a top ten (10) Customer):

1.	The number of SORs submitted for that Customer by base code;

2.	The Customer’s order volume by base code for the quarter for all Highly Diverted Controlled Substances;

3.	The Customer’s order frequency by base code for the quarter for all Highly Diverted Controlled Substances;

4.	For each Highly Diverted Controlled Substance base code, the ratio of the Customer’s order volume for that base code to the volume of all pharmaceutical orders for the quarter; and

5.	The ratio of the Customer’s order volume of all Controlled Substances to the volume of all pharmaceutical orders for the quarter.

F.

The Injunctive Relief Distributors shall only be required to file a single, uniform, electronic form of SOR with any Settling State that receives SORs pursuant to these Injunctive Relief Terms. A Settling State retains the authority pursuant to applicable state law or relevant state agency authority to request additional information about a particular SOR.

G.

It is the objective of the Settling States and the Injunctive Relief Distributors for the Injunctive Relief Distributors to provide SORs to Settling States that identify the same Suspicious Orders as reported to the DEA pursuant to the definition and requirements of the federal Controlled Substances Act and its regulations, although the fields of the SORs submitted to the Settling States as required by Section XIII may differ from the content required by the DEA. To the extent federal definitions and requirements materially change during the term of the Injunctive Relief Terms, the Injunctive Relief Distributors may be required to adjust the format and content of the SORs to meet these federal requirements. The Injunctive Relief Distributors and the State Compliance Review Committee will engage in good faith discussions regarding such adjustments.

H.	It shall not be a violation of the Injunctive Relief Terms if an Injunctive Relief Distributor ships a Suspicious Order or fails to submit or transmit a SOR if:

1.

The shipment of the Suspicious Order or failed SOR transmission was due to a computer error (data entry mistakes, coding errors, computer logic issues, software malfunctions, and other computer errors or IT failures); and

2.

The Injunctive Relief Distributor reports the error, including a description of measures that will be taken to prevent recurrence of the error, to any affected Settling State, the State Compliance Review Committee, and the Monitor within five (5) business days of its discovery.

XIV.	TERMINATED CUSTOMERS

A.

Each Injunctive Relief Distributor shall report to the Clearinghouse, once operational, within five (5) business days (or as otherwise required by state statute or regulation), Customers it has terminated from eligibility to receive Controlled Substances or refused to onboard for the sale of Controlled Substances due to concerns regarding the Customer’s ability to provide effective controls against the potential diversion of Controlled Substances following the Effective Date.

B.

The Injunctive Relief Distributors shall report to the relevant Settling State(s), within five (5) business days (or as otherwise required by state statute or regulation) Customers located in such Settling States that it has terminated from eligibility to receive Controlled Substances or refused to onboard for the sale of Controlled Substances due to concerns regarding the Customer’s ability to provide effective controls against the potential diversion of Controlled Substances following the Effective Date. Such reports will be made in a uniform format. The Injunctive Relief Distributors and the State Compliance Review Committee shall use best efforts to agree on such uniform format for inclusion prior to the requirement taking effect.

C.

In determining whether a Customer should be terminated from eligibility to receive Controlled Substances, Injunctive Relief Distributors shall apply factors set out in their CSMP policies and procedures, which shall include the following conduct by a Customer:

1.	Has generated an excessive number of Suspicious Orders, which cannot otherwise be explained;

2.	Has routinely demonstrated unresolved Red Flag activity;

3.	Has continued to fill prescriptions for Highly Diverted Controlled Substances that raise Red Flags following an Injunctive Relief Distributor’s warning or communication about such practices;

4.

Has failed to provide Pharmacy Customer Data or Dispensing Data in response to a request from an Injunctive Relief Distributor or otherwise refuses to cooperate with the Injunctive Relief Distributor’s CSMP after providing the Customer with a reasonable amount of time to respond to the Injunctive Relief Distributor’s requests;

5.	Has been found to have made material omissions or false statements on a Pharmacy Questionnaire (the requirements for the contents of a Pharmacy Questionnaire are described in Section IX); or

6.

Has been the subject of discipline by a State Board of Pharmacy within the past three (3) years or has had its owner(s) or pharmacist-in-charge subject to license probation or termination within the past five (5) years by a State Board of Pharmacy for matters related to Controlled Substances dispensing or a federal or state felony conviction.

D.

Once the Clearinghouse has made Customer termination data available to each Injunctive Relief Distributor, each Injunctive Relief Distributor shall consider terminating Customers that have been terminated from eligibility to receive Controlled Substances by another distributor as a result of suspected diversion of Controlled Substances if the Customer is ordering only Controlled Substances from the Injunctive Relief Distributor. If the Injunctive Relief Distributor determines not to terminate Customers to which this paragraph applies, the Injunctive Relief Distributor shall document its decision-making. A good-faith decision to continue shipping Controlled Substances to Customers to which this paragraph applies, shall not serve, without more, as the basis of a future claim of non-compliance with the Injunctive Relief Terms.

E.	For Chain Customers, the provisions in Section XIV.A-D shall apply to the specific pharmacies in question.

XV.	EMERGENCIES

A.

In the circumstances of declared national or state emergencies in which the healthcare community relies on the Injunctive Relief Distributors for critical medicines, medical supplies, products, and services, the Injunctive Relief Distributors may be required to temporarily modify their respective CSMP processes to meet the critical needs of the supply chain. These modifications may conflict with the requirements of the Injunctive Relief Terms.

B.

In the case of a declared national or state emergency, the Injunctive Relief Distributors shall be required to give notice to the State Compliance Review Committee of any temporary material changes to their CSMP processes which may conflict with the requirements of the Injunctive Relief Terms and specify the sections of the Injunctive Relief Terms which will be affected by the temporary change.

C.

The Injunctive Relief Distributors shall document all temporary changes to their CSMP processes and appropriately document all customer-specific actions taken as a result of the declared national or state emergency.

D.

The Injunctive Relief Distributors shall provide notice to the State Compliance Review Committee at the conclusion of the declared national or state emergency, or sooner, stating that the temporary CSMP processes put into place have been suspended.

E.

Provided the Injunctive Relief Distributors comply with the provisions of Sections XV.A through XV.D, the Injunctive Relief Distributors will not face liability for any deviations from the requirements of the Injunctive Relief Terms taken in good faith to meet the critical needs of the supply chain in response to the declared national or state emergency. Nothing herein shall limit Settling States from pursuing claims against the Injunctive Relief Distributors based on deviations from the requirements of the Injunctive Relief Terms not taken in good faith to meet the critical needs of the supply chain in response to a declared national or state emergency.

XVI.	COMPLIANCE WITH LAWS AND RECORDKEEPING

A.	The Injunctive Relief Distributors acknowledge and agree that they must comply with applicable state and federal laws governing the distribution of Controlled Substances.

B.

Good faith compliance with the Injunctive Relief Terms creates a presumption that the Injunctive Relief Distributors are acting reasonably and in the public interest with respect to Settling States’ existing laws requiring effective controls against diversion of Controlled Substances and with respect to the identification, reporting, and blocking of Suspicious Orders of Controlled Substances.

C.

The requirements of the Injunctive Relief Terms are in addition to, and not in lieu of, any other requirements of state or federal law applicable to Controlled Substances distribution. Except as provided in Section XVI.D, nothing in the Injunctive Relief Terms shall be construed as relieving Injunctive Relief Distributors of the obligation to comply with such laws, regulations, or rules. No provision of the Injunctive Relief Terms shall be deemed as permission for Injunctive Relief Distributors to engage in any acts or practices prohibited by such laws, regulations, or rules.

D.

In the event of a conflict between the requirements of the Injunctive Relief Terms and any other law, regulation, or requirement such that an Injunctive Relief Distributor cannot comply with the law without violating the Injunctive Relief Terms or being subject to adverse action, including fines and penalties, the Injunctive Relief Distributor shall document such conflicts and notify the State Compliance Review Committee and any affected Settling State the extent to which it will comply with the Injunctive Relief Terms in order to eliminate the conflict within thirty (30) days of the Injunctive Relief Distributor’s discovery of the conflict. The Injunctive Relief Distributor shall comply with the Injunctive Relief Terms to the fullest extent possible without violating the law.

E.

In the event of a change or modification of federal or state law governing the distribution of Controlled Substances that creates an actual or potential conflict with the Injunctive Relief Terms, any Injunctive Relief Distributor, any affected Settling State, or the State Compliance Review Committee may request that the Injunctive Relief Distributors, State Compliance Review Committee, and any affected Settling State meet and confer regarding the law change. During the meet and confer, the Injunctive Relief Distributors, the State Compliance Review Committee, and any affected Settling State will address whether the change or modification in federal or state law requires an amendment to the Injunctive Relief Terms. In the event the Injunctive Relief Distributors, the State Compliance Review Committee, and any affected Settling State cannot agree on a resolution, and the dispute relates to whether the generally applicable Injunctive Relief Terms herein should be changed, an Injunctive Relief Distributor, the State Compliance Review Committee, or any affected Settling State may submit the question to the National Arbitration Panel. If the dispute relates to whether a change in an individual State’s law requires a modification of the Injunctive Relief Terms only with respect to that State, an Injunctive Relief Distributor, the State Compliance Review Committee, or any affected Settling State may seek resolution of the dispute pursuant to Section XIX. Maintenance of competition in the industry and the potential burden of inconsistent obligations by Injunctive Relief Distributors shall be a relevant consideration in such resolution.

F.

Recordkeeping: Each Injunctive Relief Distributor shall retain records it is required to create pursuant to its obligations hereunder in an electronic or otherwise readily accessible format. The Settling States shall have the right to review records provided to the Monitor pursuant to Section XVIII. Nothing in the Injunctive Relief Terms prohibits a Settling State from issuing a lawful subpoena for records pursuant to an applicable law.

XVII.	CLEARINGHOUSE

A.	Creation of the Clearinghouse

1.	The Clearinghouse functions shall be undertaken by a third-party vendor or vendors.

2.	The vendor(s) will be chosen through a process developed and jointly agreed upon by the Injunctive Relief Distributors and the State Compliance Review Committee.

3.

Consistent with the process developed by the Injunctive Relief Distributors and the State Compliance Review Committee, within two (2) months of the Effective Date, the Injunctive Relief Distributors shall issue a Request for Proposal to develop the systems and capabilities for a Clearinghouse to perform the services of a data aggregator.

4.

Within five (5) months of the Effective Date, the Clearinghouse Advisory Panel shall select one or more entities to develop the systems for the Clearinghouse and perform data aggregator services. The Clearinghouse Advisory Panel shall select a vendor or vendors that employ or retain personnel who have adequate expertise and experience related to the pharmaceutical industry, the distribution of Controlled Substances, and the applicable requirements of the Controlled Substances Act and the DEA’s implementing regulations.

5.

Within sixty (60) days of the selection of a vendor(s) to serve as the Clearinghouse, the Injunctive Relief Distributors shall negotiate and finalize a contract with the vendor(s). The date that the contract is signed by the Injunctive Relief Distributors and the vendor(s) shall be referred to as the “Clearinghouse Retention Date.”

6.	The development of the Clearinghouse shall proceed on a phased approach as discussed in Sections XVII.C and XVII.D.

B.	Governance and Staffing of the Clearinghouse

1.

Capabilities. The selected vendor or vendors shall staff the Clearinghouse in a manner that ensures the development of robust data collection, analytics and reporting capabilities for the Settling States and Injunctive Relief Distributors. To the extent additional expertise is required for the engagement, the vendor(s) may retain the services of third-party consultants.

2.

Independence. While performing services for the Clearinghouse, all vendors and consultants, and their staff working on the Clearinghouse, shall be independent (i.e., not perform services of any kind, including as a consultant or an employee on behalf of any Injunctive Relief Distributor outside of the ordinary business operations of the Clearinghouse). Independence may be achieved by implementing appropriate ethical walls with employees who are currently performing or who have previously performed work for an Injunctive Relief Distributor within two years of the Clearinghouse Retention Date.

3.

Liability. The Injunctive Relief Distributors are entitled to rely upon information or data received from the Clearinghouse, whether in oral, written, or other form. No Injunctive Relief Distributor, and no individual serving on the Clearinghouse Advisory Panel, shall have any liability

(whether direct or indirect, in contract or tort or otherwise) to any Party for or in connection with any action taken or not taken by the Clearinghouse. In addition, no Injunctive Relief Distributor, and no individual serving on the Clearinghouse Advisory Panel, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to any Party for or in connection with any action taken or not taken by an Injunctive Relief Distributor based on incorrect, inaccurate, incomplete or otherwise erroneous information or data provided by the Clearinghouse, unless the information or data was incorrect, inaccurate, incomplete or otherwise erroneous because the Injunctive Relief Distributor itself provided incorrect, inaccurate, incomplete or otherwise erroneous data or information to the Clearinghouse. For any legal requirements that are assumed by the Clearinghouse during Phase 2-B pursuant to Section XVII.D.3, liability shall be addressed pursuant to Section XVII.D.3.c.

4.

Clearinghouse Advisory Panel. The State Compliance Review Committee and Injunctive Relief Distributors shall create a Clearinghouse Advisory Panel no later than sixty (60) days after the Effective Date to oversee the Clearinghouse.

a)

The Clearinghouse Advisory Panel shall have an equal number of members chosen by the State Compliance Review Committee on the one hand, and the Injunctive Relief Distributors on the other. The size of the Clearinghouse Advisory Panel will be decided by the State Compliance Review Committee and the Injunctive Relief Distributors, and the State Compliance Review Committee and the Injunctive Relief Distributors may select as members third-party experts, but no more than one half of each side’s representatives may be such third-party experts. At least one member chosen by the State Compliance Review Committee will be based on consultation with the National Association of State Controlled Substances Authorities.

b)

During the first two years of the operation of the Clearinghouse, the Clearinghouse Advisory Panel shall meet (in-person or remotely) at least once per month. After the first two years of operation, the Clearinghouse Advisory Panel shall meet at least quarterly. The Monitor may attend Clearinghouse Advisory Panel meetings and may provide recommendations to the Clearinghouse Advisory Panel.

c)

The Clearinghouse Advisory Panel shall establish a subcommittee to advise on issues related to privacy, the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), and data security and a subcommittee to advise on issues related to Dispensing Data. It may establish additional subcommittees. Subcommittees may include individuals who are not members of the Clearinghouse Advisory Panel. The Clearinghouse Advisory Panel may invite one or more prescribers, dispensers, and representatives from state Prescription Drug Monitoring Programs (“PDMP”) to serve on the Dispensing Data subcommittee. Each Injunctive Relief Distributor shall have a representative on each subcommittee created by the Clearinghouse Advisory Panel.

d)	The Clearinghouse Advisory Panel may delegate tasks assigned to it by the Injunctive Relief Terms to the Executive Director.

5.

Executive Director. One employee of the vendor, or one representative from the vendor group in the event that there are multiple vendors, shall be an Executive Director who shall manage day-to-day operations and report periodically to the Clearinghouse Advisory Panel.

C.	Phase 1 of the Clearinghouse: Data Collection, Initial Analytics and Reporting

1.	System Development

a)

Within one (1) year of the Clearinghouse Retention Date, the Clearinghouse shall develop systems to receive and analyze data obtained from the Injunctive Relief Distributors pursuant to electronic transmission formats to be agreed upon by the Clearinghouse Advisory Panel.

b)	In developing such systems, the Clearinghouse shall ensure that:

(1)	The systems provide robust reporting and analytic capabilities.

(2)	Data obtained from Injunctive Relief Distributors shall be automatically pulled from the existing order management data platforms (e.g., SAP).

(3)

The systems shall be designed to receive data from sources other than the Injunctive Relief Distributors, including pharmacies, non-Injunctive Relief Distributors, the DEA, State Boards of Pharmacy, and other relevant sources, pursuant to standardized electronic transmission formats.

(4)

The systems shall be designed to protect personally identifiable information (“PII”) and protected health information (“PHI”) from disclosure and shall comply with HIPAA and any federal and state laws relating to the protection of PII and PHI.

(5)

The Clearinghouse will establish a HIPAA-compliant database that can be accessed by state authorities, the Injunctive Relief Distributors, and any entities that subsequently participate in the Clearinghouse. The database that will be made available to the Injunctive Relief Distributors and any non-governmental entities that subsequently participate in the Clearinghouse will also blind commercially sensitive information.

(6)

State authorities shall have access to the HIPAA-compliant database via web-based tools and no additional or specialized equipment or software shall be required. This access shall allow state authorities to query the HIPAA-compliant database without limitation.

(7)

The Injunctive Relief Distributors shall be permitted to use data obtained from the Clearinghouse for anti-diversion purposes, including the uses expressly contemplated by the Injunctive Relief Terms. The Injunctive Relief Distributors shall not sell (or obtain license fees for) data obtained from Clearinghouse to any third-parties. Nothing in the Injunctive Relief Terms shall prohibit an Injunctive Relief Distributor from using its own data, including data provided to the Injunctive Relief Distributor by third-parties other than the Clearinghouse, for any commercial purposes, including selling or licensing its data to third-parties.

2.	Aggregation of Data

a)

It is the goal of the Settling States and the Injunctive Relief Distributors for the Clearinghouse to obtain comprehensive data from all distributors, pharmacies, and other relevant data sources to provide maximum permissible transparency into the distribution and dispensing of Controlled Substances. During Phase 1, the Clearinghouse Advisory Panel shall develop recommendations for ways to achieve this goal.

b)	In Phase 1, the Injunctive Relief Distributors shall provide and/or facilitate the collection of, and the Clearinghouse shall collect and maintain, the following:

(1)	Injunctive Relief Distributor transaction data for Controlled Substances and non-Controlled Substances, specified at the NDC, date, quantity, and customer level.

(2)	Injunctive Relief Distributor information on Customers that have been terminated and/or declined onboarding due to concerns regarding Controlled Substance dispensing following the Effective Date.

c)

The Clearinghouse shall make available to the Injunctive Relief Distributors, in a format to be determined by the Clearinghouse Advisory Panel, blinded data for their CSMP due diligence functions. The data will include all Controlled Substances and non-Controlled Substances and be refreshed on a regular basis. The Clearinghouse will also seek to provide non-identifying information regarding whether a single distributor is associated with multiple warehouses with unique DEA registrations (e.g., multiple distribution centers operated by a single distributor), in the data it makes available.

d)

During Phase 1, the Clearinghouse Advisory Panel (with input from its Dispensing Data subcommittee) will develop an operational plan to obtain Dispensing Data directly from pharmacies, unless the Clearinghouse Advisory Panel determines it is inadvisable to do so. The operational plan developed by the Clearinghouse Advisory Panel shall address compliance with HIPAA and shall include recommendations to facilitate the collection of Dispensing Data in compliance with HIPAA and relevant state privacy laws. To the extent possible, the Clearinghouse will begin collecting Dispensing Data during Phase 1.

e)

Nothing in the Injunctive Relief Terms shall require the Injunctive Relief Distributors to indemnify or otherwise be responsible to pharmacy customers for any claims resulting from the provision of Dispensing Data to the Clearinghouse, including, but not limited to, claims related to any data breaches occurring with the data transmitted to or maintained by the Clearinghouse.

3.	State and Federal Reporting Requirements

a)	The Injunctive Relief Distributors shall comply with state and federal transactional and Suspicious Order reporting requirements related to Controlled Substances as follows:

(1)

Until such time as the Clearinghouse is able to provide transactional and Suspicious Order regulatory reporting to the states on behalf of the Injunctive Relief Distributors, the Injunctive Relief Distributors shall continue to file all required reports under state law and those reports required by these Injunctive Relief Terms.

(2)

Once the Clearinghouse is able to process and submit such reports, the Clearinghouse may process and submit those reports on behalf of each Injunctive Relief Distributor to the states. At all times during Phase 1, each Injunctive Relief Distributor shall remain responsible for the identification of Suspicious Orders and will remain liable for a failure to submit transactional data or Suspicious Order reports required under state law or these Injunctive Relief Terms.

(3)	An Injunctive Relief Distributor may elect to fulfill its reporting obligations directly, rather than have the Clearinghouse assume the responsibility for the transmission of the various reports.

4.	Additional Reports and Analytics

a)

In consultation with the Clearinghouse Advisory Panel, the Clearinghouse shall work to develop additional reports and analyses to assist the Settling States and the Injunctive Relief Distributors in addressing Controlled Substance diversion, including, but not limited to, identifying Red Flags consistent with Section VIII.

b)

The Clearinghouse will generate analyses and reports to be used by the Settling States and the Injunctive Relief Distributors based on format and content recommended by the Clearinghouse Advisory Panel. In order to refine the format and reach final recommendations, the Clearinghouse shall prepare sample analytical reports for a sample geographic region to review with the Clearinghouse Advisory Panel. The sample reports will also be shared with the DEA in an effort to receive additional feedback.

c)	After the content and format of the sample reports have been approved by the Clearinghouse Advisory Panel, the Clearinghouse will begin producing reports on a periodic basis.

d)

The Clearinghouse will develop capabilities to provide Settling States customized reports upon reasonable request to assist in their efforts to combat the diversion of Controlled Substances and for other public health and regulatory purposes.

e)

After the Clearinghouse has obtained sufficient Dispensing Data from Customers, the Clearinghouse shall commence providing standard reports to the Settling States and Injunctive Relief Distributors that will include summaries and analysis of Dispensing Data. The reports and analytics of Dispensing Data shall be developed in consultation with the Clearinghouse Advisory Panel (including its Dispensing Data subcommittee) and shall include, but not be limited to:

(1)	Identification of Customers whose dispensing may indicate Red Flags consistent with Section VIII, as determined by the Clearinghouse from aggregate data; and

(2)	Identification of Customers whose aggregate dispensing volumes for Highly Diverted Controlled Substances are disproportionately high relative to the population of the relevant geographic area.

f)

The Clearinghouse shall also prepare reports and analyses for the Settling States and Injunctive Relief Distributors identifying prescribers whose prescribing behavior suggests they may not be engaged in the legitimate practice of medicine. Such reports and analysis shall be developed in consultation with the Clearinghouse Advisory Panel (including its Dispensing Data subcommittee) and shall seek to identify and evaluate:

(1)

Prescribers who routinely prescribe large volumes of Highly Diverted Controlled Substances relative to other prescribers with similar specialties, including health care professionals who prescribe a large number of prescriptions for high dosage amounts of Highly Diverted Controlled Substances;

(2)	Prescribers whose prescriptions for Highly Diverted Controlled Substances are routinely and disproportionately filled in a geographic area that is unusual based on the prescriber’s location; and

(3)	Prescribers who routinely prescribe out-of-specialty or out-of-practice area without legitimate reason.

g)

Reports or analysis generated by the Clearinghouse may not be based on complete data due to a lack of participation by non-Injunctive Relief Distributors and pharmacies. As such, Injunctive Relief Distributors shall not be held responsible for actions or inactions related to reports and analysis prepared by the Clearinghouse which may be based on incomplete data due to a lack of participation by non-Injunctive Relief Distributors and pharmacies.

D.	Phase 2 of the Clearinghouse: Additional Data Collection and Analytics and Assumption of CSMP Functions

Within one (1) year of Phase 1 of the Clearinghouse being operational, the Clearinghouse and the Clearinghouse Advisory Panel shall develop a detailed strategic and implementation plan for Phase 2 of the Clearinghouse (“Phase 2 Planning Report”). Phase 2 will consist of two parts. Phase 2-A will focus on increasing data collection from non-Injunctive Relief Distributors, pharmacies and other data sources and developing enhanced analytics based on the experiences gained from Phase 1. Phase 2-A will also include recommendations for the development of uniform federal and state reporting. Phase 2-B will involve the potential assumption of various CSMP activities, including Threshold setting and order management by the Clearinghouse. The Phase 2 Planning Report will address both Phase 2-A and Phase 2-B. After the completion of the Phase 2 Planning Report, individual Injunctive Relief Distributors, in their sole discretion, may elect not to proceed with Phase 2-B as provided by Section XVII.E. If one or more Injunctive Relief Distributors elect to proceed with Phase 2-B, the goal will be to have Phase 2-B fully operational within two (2) years of the Clearinghouse Retention Date and no later than three (3) years of the Clearinghouse Retention Date.

1.	Phase 2-A: Additional Data Collection and Analytics

a)

During Phase 2-A, the Clearinghouse will continue the functions defined in Phase 1 and work to expand the scope of its data collection and enhance its analytics and reporting capabilities including the following:

(1)	Integration of data from additional sources, including:

(a)	Transaction data from other distributors, including manufacturers that distribute directly to retail pharmacies and pharmacies that self-warehouse; and

(b)

Where possible, state PDMP data and other data, including, but not limited to, State Board of Medicine and Board of Pharmacy sanctions, and agreed-upon industry data. If state PDMP data is effectively duplicative of Dispensing Data already obtained in Phase 1, it will not be necessary for the Clearinghouse to obtain state PDMP data.

(2)	Development of additional metrics analyzing the data available from the additional data sources (PDMP, other pharmacy data, sanction authorities, and third-party volume projections).

(3)	Development of real-time or near real-time access to distribution data, dispensing data and other data sources.

(4)	Refinement of methodologies for analyzing Dispensing Data to identify suspicious prescribers.

(5)	Development of additional capabilities to provide Settling States, the Injunctive Relief Distributors and potentially the DEA customized reporting from the Clearinghouse upon reasonable request.

2.	Phase 2-A: Uniform Required Reporting

a)

The Clearinghouse and the Clearinghouse Advisory Panel shall develop uniform reporting recommendations for potential implementation by state regulators in order to allow the Injunctive Relief Distributors to satisfy their obligations under the Injunctive Relief Terms and state and federal laws in a uniform and consistent manner.

b)	It is a goal of the Settling States and the Injunctive Relief Distributors to:

(1)	Streamline and simplify required reporting which will benefit the Injunctive Relief Distributors and the Settling States, as well as the DEA;

(2)	Develop uniform transactional and Suspicious Order reporting requirements; and

(3)	Provide for the submission of uniform Suspicious Order reports.

3.	Phase 2-B: Clearinghouse Assumption of CSMP Functions

a)	With respect to Phase 2-B, the Phase 2 Planning Report shall address:

(1)	Engagement with stakeholders, including the DEA, to develop the system of Threshold setting and Suspicious Order reporting to potentially be provided by the Clearinghouse;

(2)	Development of technology and rules, including any proposed changes to federal law or regulations;

(3)

Development of models for the identification of Suspicious Orders and setting universal Thresholds in a manner consistent with Section XII. These models shall include active order management and order fulfillment protocols to ensure that orders are compared to relevant Thresholds by the Clearinghouse before shipment instructions are provided by the Clearinghouse to the Injunctive Relief Distributors. The models shall also include the identification of Suspicious Orders when they are placed by Customers, which will be held before shipment or blocked based on instructions provided by the Clearinghouse to the Injunctive Relief Distributors.

(4)	Development of criteria governing distribution to Customers that have placed one or more Orders that exceed a Threshold;

(5)	Development of rules for allocating Orders placed by Customers that have more than one Distributor if one or more Orders exceed a Threshold;

(6)	Development of a pilot project for a sample geographic region to perform data analysis to test the models for Threshold setting and the identification of Suspicious Orders.

b)

Following implementation of Phase 2-B, the Injunctive Relief Distributors participating in Phase 2-B and the State Compliance Review Committee shall meet and confer with respect to whether to expand the scope of the Clearinghouse to cover additional anti-diversion functions, such as the performance of due diligence.

c)

CSMP functions that have been assumed by the Clearinghouse during Phase 2-B will no longer be performed by participating Injunctive Relief Distributors individually through their CSMPs. CSMP functions performed by the Clearinghouse will assist participating Injunctive Relief Distributors to satisfy the applicable legal obligations of those Injunctive Relief Distributors. The Clearinghouse’s performance of CSMP functions will not relieve participating Injunctive Relief Distributors from their legal obligations unless (i) the Injunctive Relief Distributors and the State Compliance Review Committee jointly enter into a written agreement for the Clearinghouse to assume legal requirements during Phase 2-B; and (ii) all vendors and consultants working on the Clearinghouse agree in writing to assume such obligations. Nothing in this paragraph shall apply to any Injunctive Relief Distributor that does not participate in Phase 2-B pursuant to Section XVII.E.

E.	Option to Opt Out of Phase 2-B

1.

Each Injunctive Relief Distributor shall have the option, in its sole discretion, to elect not to participate in Phase 2-B at any point. In the event that an Injunctive Relief Distributor elects not to participate in Phase 2-B, that Injunctive Relief Distributor shall cease to have any obligation to fund future costs directly related to Phase 2-B of the Clearinghouse or to implement the Clearinghouse’s determinations as to identification of Suspicious Orders and Suspicious Order reporting. If an Injunctive Relief Distributor elects not to participate in Phase 2-B, that Injunctive Relief Distributor shall remain responsible for the requirements specified for Phase 1 and Phase 2-A of the Clearinghouse and shall be responsible for contributing to the costs associated with Phase 1 and Phase 2-A.

2.

In the event that an Injunctive Relief Distributor elects not to participate in Phase 2-B, the Clearinghouse Advisory Panel shall discuss and make recommendations for any necessary adjustments to the Phase 2-B capabilities described in Section XVII.D.3.

F.	Funding

1.	The establishment and ongoing operations of the Clearinghouse shall be funded by the Injunctive Relief Distributors for a period of ten (10) years commencing on the Clearinghouse Retention Date.

2.

For each of the first two (2) years of the operation of the Clearinghouse, the Injunctive Relief Distributors will make total payments of $7.5 million per year combined. For years three (3) through ten (10), the Injunctive Relief Distributors will make total payments of $3 million per year combined. Additional costs associated with Phase 2-B shall be billed to the Injunctive Relief Distributors participating in Phase 2-B.

3.

Payments by the Injunctive Relief Distributors for the Clearinghouse shall be allocated among the Injunctive Relief Distributors as set forth in Section IV.H of the Settlement Agreement, dated as of July 21, 2021, which incorporates these Injunctive Relief Terms as Exhibit P.

4.

In the event that the cost of the Clearinghouse exceeds the amounts provided by the Injunctive Relief Distributors, the Injunctive Relief Distributors and State Compliance Review Committee shall meet-and-confer on alternatives, which may include:

a)	Limiting the operations of the Clearinghouse consistent with a revised budget;

b)	Seeking additional sources of funding for the Clearinghouse; and/or

c)

Allocating, in a manner consistent with the allocation of payments between the Injunctive Relief Distributors as set forth in Section XVII.F.3, additional amounts that are the responsibility of the Injunctive Relief Distributors to be used for the operation of the Clearinghouse.

5.

The Injunctive Relief Distributors and the State Compliance Review Committee agree to engage in good faith discussions regarding potential continued operation and funding of the Clearinghouse following the initial ten (10) year period of Clearinghouse operations.

6.

The Injunctive Relief Distributors and the State Compliance Review Committee shall develop a means to obtain payments from other parties that may use or benefit from the Clearinghouse, including, but not limited to, other settling defendants, non-Injunctive Relief Distributors, or other parties and the Clearinghouse Advisory Panel shall consider other funding sources for the Clearinghouse. This may include consideration of a user fee or other model by which non-Injunctive Relief Distributors that use the Clearinghouse will contribute to funding the Clearinghouse.

7.

In the event that ten (10) or more Settling States reach agreements with any national retail chain pharmacies to resolve claims related to the distribution of Controlled Substances, the Settling States’ Attorneys’ General agree to make participation in the Clearinghouse, including providing data to the Clearinghouse and contribution to the cost of the operation of the Clearinghouse, a condition of any settlement. The Settling States’ Attorneys’ General agree to make best efforts to ensure that any other settling distributors and/or pharmacies participate in the Clearinghouse. To the extent that the Attorneys General are able to secure participation by additional distributors and/or pharmacies, it is anticipated that, to the extent practicable based on the financial and relative size of the settling distributor and/or pharmacy, those entities will contribute to the cost of the operation of the Clearinghouse. The Injunctive Relief Distributors’ obligation to fund the Clearinghouse shall be partially reduced by contributions obtained from other distributors and/or pharmacies pursuant to a formula to be determined by the Clearinghouse Advisory Panel.

G.	Confidentiality

1.	All data provided to the Clearinghouse shall be confidential.

2.	Information provided by distributors participating in the Clearinghouse may not be provided to any other entity or individual outside those expressly contemplated by the Injunctive Relief Terms.

3.

The Clearinghouse may not provide to any distributor information specific to another distributor. Notwithstanding the prior sentence, the Clearinghouse may provide blinded data to a distributor reflecting total Orders (across all distributors) for a particular Customer, region, and/or state at the base code and NDC number level and all transactional data information. Such information may only be used by receiving distributors for purposes of identifying, minimizing, or otherwise addressing the risk of Controlled Substances diversion. No distributor or pharmacy, including the Injunctive Relief Distributors, shall attempt to obtain revenue from this information. Such information provided by the Clearinghouse shall be compliant with all applicable laws and regulations.

4.

If the Clearinghouse receives a request for disclosure of any data, material or other information created or shared under the Injunctive Relief Terms, pursuant to a Third Party Request, the Clearinghouse shall notify the Injunctive Relief Distributors and the Clearinghouse Advisory Panel of the Third Party Request and any confidential information to be disclosed so that the Injunctive Relief Distributors may seek a protective order or otherwise challenge or object to the disclosure. The Clearinghouse shall provide the Injunctive Relief Distributors and the Clearinghouse Advisory Panel with at least ten (10) days’ advance notice before complying with any Third Party Request for confidential information, except where state law requires a lesser period of advance notice.

H.	Data Integrity

1.	The Clearinghouse shall use best-in-class technology to preserve the integrity of the data.

2.

The Clearinghouse shall report any data breaches under HIPAA and state law that occur as a result of any of its data collection and reporting activities to the Settling States and other authorities as required by law.

3.

The Injunctive Relief Distributors and the Settling States shall not be liable for any breaches of any databases maintained by the Clearinghouse. This does not excuse the Clearinghouse or its vendor(s) from compliance with all state and federal laws and regulations governing (1) the protection of personal information and protected health information, or (2) notifications relating to Data Security Events.

I.	Credit for Investment in the Clearinghouse

1.

The Injunctive Relief Distributors and the State Compliance Review Committee shall negotiate in good faith regarding a potential credit against Injunctive Relief Distributors’ overall settlement obligations if costs exceed the amounts specified in Section XVII.F.

XVIII.	MONITOR

A.	Monitor Selection and Engagement

1.

The Injunctive Relief Distributors shall engage a Monitor to perform the reviews described in Section XVIII.F. The Monitor shall employ or retain personnel who have appropriate qualifications related to the pharmaceutical industry and the laws governing the distribution of pharmaceuticals, the distribution of Controlled Substances, and the applicable requirements of federal and state law. The Monitor may also employ or retain personnel who have appropriate qualifications in the audit and review of sample documents in order to conduct the reviews described in Section XVIII.F. To the extent additional expertise is required for the engagement, the Monitor may retain the services of third-party consultants.

2.

The Monitor must perform each review described in Section XVIII.F in a professionally independent and objective fashion, as defined in the most recent Government Auditing Standards issued by the United States Government Accountability Office. A Monitor shall not be engaged in active litigation involving one or more of the Injunctive Relief Distributors or Settling States or present a potential conflict of interest involving matters concerning an Injunctive Relief Distributor, except by agreement of the affected parties. If the Monitor is employed by an entity that performed work for any Injunctive Relief Distributor or any of the Settling States prior to the Effective Date, the Monitor will cause to be implemented appropriate ethical walls between the Monitor team and the employees of the firm who have previously performed work for an Injunctive Relief Distributor or any of the Settling States.

3.	The process for selecting the Monitor shall be as follows:

a)

Within sixty (60) calendar days of the Effective Date, the Injunctive Relief Distributors and the State Compliance Review Committee shall exchange pools of recommended candidates to serve as the Monitor. The pools shall each contain the names of three (3) individuals, groups of individuals, or firms.

b)

After receiving the pools of Monitor candidates, the Injunctive Relief Distributors and the State Compliance Review Committee shall have the right to meet with the candidates and conduct appropriate interviews of the personnel who are expected to work on the project. The Injunctive Relief Distributors (individually or in combination) and the State Compliance Review Committee may veto any of the candidates, and must do so in writing within thirty (30) days of receiving the pool of candidates. If all three (3) candidates within a pool are rejected by either the Injunctive Relief Distributors or the State Compliance Review Committee, the party who rejected the three (3) candidates may direct the other party to provide up to three (3) additional qualified candidates within thirty (30) calendar days of receipt of said notice.

c)

If the Injunctive Relief Distributors or the State Compliance Review Committee do not object to a proposed candidate, the Injunctive Relief Distributors or the State Compliance Review Committee shall so notify the other in writing within thirty (30) days of receiving the pool of candidates. If more than one candidate remains, the State Compliance Review Committee shall select the Monitor from the remaining candidates. Within thirty (30) calendar days of the selection of the Monitor, the Injunctive Relief Distributors shall retain the Monitor, and finalize all terms of engagement, supplying a copy of an engagement letter to the State Compliance Review Committee. The terms of engagement shall include a process by which Injunctive Relief Distributors may challenge Monitor costs as excessive, duplicative or unnecessary, which process must be approved by the State Compliance Review Committee.

4.

The Injunctive Relief Distributors shall be responsible for the Monitor’s fees and costs directly related to its performance of the work specified by the Injunctive Relief Terms up to a limit of $1,000,000 per year per Injunctive Relief Distributor (i.e., a total of $3,000,000 per year).

5.

Prior to each year, the Monitor shall submit a combined annual budget to the Injunctive Relief Distributors and State Compliance Review Committee that shall not exceed a total of $3,000,000. The Monitor shall submit quarterly reports to the Injunctive Relief Distributors and the State Compliance Review Committee tracking actual spend to the annual budget.

6.

In the event that any of the Injunctive Relief Distributors or State Compliance Review Committee believe that the Monitor is not performing its duties and responsibilities under the Injunctive Relief Terms in a reasonably cost effective manner, an Injunctive Relief Distributor or the State Compliance Review Committee shall recommend in writing changes to the Monitor’s practices to reduce cost. The Monitor, Injunctive Relief Distributors, and the State Compliance Review Committee shall meet and confer in good faith in response to such a recommendation.

7.

In the event that the Injunctive Relief Distributor and the State Compliance Review Committee cannot agree on whether the recommended cost reductions are warranted, either the State Compliance Review Committee or the Injunctive Relief Distributors may submit the question to the National Arbitration Panel, who shall determine whether the Monitor is performing its duties and responsibilities under the Injunctive Relief Terms in a reasonably cost effective manner, and, if not, the necessary changes to the Monitor’s practices to reduce cost.

8.

If the National Arbitration Panel determines that the Monitor cannot complete the reviews described in Section XVIII.F within the combined annual budget of $3,000,000, the National Arbitration Panel shall require the Monitor to provide the Injunctive Relief Distributors and the State Compliance Review Committee with a written report explaining why it is not possible to complete the reviews within budget and all steps the Monitor has taken to perform its duties and responsibilities under the Injunctive Relief Terms in a reasonably cost effective manner. After receiving the Monitor’s report, the Injunctive Relief Distributors, and the State Compliance Review Committee shall meet and confer in good faith to determine whether an increase in the combined budget is appropriate. If the Injunctive Relief Distributors and the State Compliance Review Committee cannot reach an agreement on the amount of the reasonable costs in excess of $3,000,000 for the relevant year, the issue will be submitted to the National Arbitration Panel for resolution. The National Arbitration Panel may award additional costs up to total cap of $5,000,000 for the relevant year ($3,000,000 plus an additional $2,000,000).

9.

Unless the Injunctive Relief Distributors and the State Compliance Review Committee agree otherwise as part of the meet and confer process in the prior paragraph (such as by agreeing to limit the Monitor’s duties and responsibilities for the remainder of the year), the amount above $3,000,000 and up to the total cap of $5,000,000 in a given year necessary for the Monitor to complete the reviews described in Section XVIII.F shall be divided evenly among the Injunctive Relief Distributors without reducing any other amounts that are the responsibility of the Injunctive Relief Distributors.

B.	Early Termination of the Monitor

1.

In the event any of the Injunctive Relief Distributors or State Compliance Review Committee believe that the Monitor is not performing its duties and responsibilities under the Injunctive Relief Terms in a reasonably professional, competent and independent manner, an Injunctive Relief Distributor or the State Compliance Review Committee shall recommend replacement of the Monitor in writing. The Injunctive Relief Distributors and the State Compliance Review Committee shall meet and confer in good faith in response to a recommendation to replace the Monitor. If the State Compliance Review Committee and the Injunctive Relief Distributors agree that the Monitor should be replaced, a replacement Monitor will be selected in the manner set forth in Section XVIII.A.3.

2.

In the event the Injunctive Relief Distributor and the State Compliance Review Committee cannot agree on whether the Monitor should be replaced, either the State Compliance Review Committee or the Injunctive Relief Distributors may submit the question of the Monitor’s dismissal to the National Arbitration Panel, and the Monitor shall only be dismissed if that panel finds that there is Good Cause for dismissal. Good Cause for dismissal shall mean (a) a material and substantial breach of the terms of the Monitor’s obligations under the Injunctive Relief Terms; (b) any act of dishonesty, misappropriation, embezzlement, intentional fraud, or similar conduct by the Monitor; (c) any clear pattern of bias or prejudice in favor or against any party by the Monitor; (d) conduct by the Monitor that demonstrates unfitness to fulfill the functions of the Monitor reasonably and competently; or (e) conflicts of interest described in Section XVIII.A.2. If the panel finds that the Monitor should be dismissed, a replacement Monitor will be selected in the manner set forth in Section XVIII.A.3.

3.	In addition, if the Monitor resigns for any reason, a replacement Monitor will be selected in the manner set forth in Section XVIII.A.3.

C.	Term and Reporting Periods

1.

The term of the Monitor will be five (5) years from the date the Monitor is appointed, divided into one-year periods for purposes of the reviews and reporting described in Section XVIII (“Reporting Periods”).

D.	Monitor Access to Information

1.

In connection with its reviews set forth in Section XVIII.F, the Monitor may request to interview employees with appropriate authority and responsibilities as necessary. In the event that an Injunctive Relief Distributor believes that the Monitor is requesting an unreasonable number of interviews or requesting interviews of employees who do not have relevant information to the reviews required by Section XVIII.F, the Injunctive Relief Distributor and State Compliance Review Committee shall meet and confer in good faith to resolve this issue.

2.

The Chief Diversion Control Officer of each Injunctive Relief Distributor or a direct report of the Chief Diversion Control Officer shall serve as the primary point of contact for the Monitor to facilitate the Monitor’s access to documents, materials, or staff necessary to conduct the reviews specified in Section XVIII.F. The Monitor shall communicate any request for documents, materials, or access to staff to the Chief Diversion Control Officers or their designees.

3.

If at any time the Monitor believes there is undue delay, resistance, interference, limitation, or denial of access to any records or to any employee or former employee deemed necessary by the Monitor to conduct the reviews specified in Section XVIII.F, the Monitor shall notify the Chief Diversion Control Officer of the Injunctive Relief Distributor and they shall meet and confer to resolve such issue. If the Monitor believes that the matter was not resolved, the Monitor shall immediately report the issue to the State Compliance Review Committee.

4.

To the extent any of the documents requested by the Monitor contain material protected from disclosure by any legal privilege, including the attorney-client privilege or attorney work product protections, an Injunctive Relief Distributor may redact such material before providing the documents to the Monitor, but must provide the Monitor with a privilege log describing the redacted information and identifying the basis for redaction.

5.

Notwithstanding any other information referenced and produced pursuant to Section XVIII, the Monitor shall have access to, and each Injunctive Relief Distributor’s Chief Diversion Control Officer shall produce to the Monitor, any settlement agreements with government entities entered into after the Effective Date specifically concerning the requirements contained in the Injunctive Relief Terms and an Injunctive Relief Distributor’s distribution of Controlled Substances (as opposed to distribution of pharmaceutical products in general).

E.	Settling States’ Access to Monitor

1.

Other than in connection with the initiation of a Notice of Potential Violation set forth in Section XIX.B.2, should the Monitor believe it needs to initiate communication with the State Compliance Review Committee regarding an Injunctive Relief Distributor’s compliance with the Injunctive Relief Terms, the Monitor’s communications should include the Chief Diversion Control Officer or counsel of the affected Injunctive Relief Distributor, regardless of the form of communication.

2.	The State Compliance Review Committee shall have access to any settlement agreements produced to the Monitor pursuant to Section XVIII.D.5.

F.	Reviews to be Conducted by the Monitor

1.	There shall be two (2) types of reviews to be conducted by the Monitor:

a)	Customer-specific reviews, as set forth in Section XVIII.F.2; and

b)	System reviews, as set forth in Section XVIII.F.3.

2.	Customer-Specific Reviews

a)	The following Customer-specific reviews will be conducted by the Monitor for each Injunctive Relief Distributor for each of the Reporting Periods:

(1)	Threshold Change Request Review (“TCR Review”);

(2)	Onboarding New Customer Review (“Onboarding Review”);

(3)	Ongoing Due Diligence Review (“Ongoing Diligence Review”);

(4)	Customer Termination Review (“Termination Review”); and

(5)	Orders that Exceed Thresholds but are Shipped Review (“Exceeded Threshold Review”).

b)	Sample selection and audit periods for TCR Reviews, Onboarding Reviews, Ongoing Diligence Reviews, Termination Reviews, and Exceeded Threshold Reviews:

(1)

For each Reporting Period, the Monitor will review a representative sample of files for the performance of the TCR Reviews, Onboarding Reviews, and Ongoing Diligence Reviews. The Monitor shall select a sample representative of various geographic regions, customer types (Independent Retail Pharmacy Customers or Chain Customer), and distribution centers.

(2)

The Monitor will meet and confer with each of the Injunctive Relief Distributors to determine the appropriate audit period within each Reporting Period from which the samples will be selected (e.g. samples will be selected from the first six (6) months of a reporting period to allow the Monitor time to perform its review during the remainder of the reporting period).

(3)

Within thirty (30) calendar days following the close of the agreed-upon audit period, the Injunctive Relief Distributors (or the Clearinghouse once operational, if able to do so) will provide the Monitor with the following lists of relevant Customers for each type of review:

(a)

A list of all Customers that requested at least one Threshold increase for a Highly Diverted Controlled Substance during the relevant audit period, including the number of such requests by each Customer;

(b)	A list of all Customers that were onboarded during the relevant audit period and, during that period, ordered and received Highly Diverted Controlled Substances;

(c)	A list of all Customers that were the subject of an Ongoing Diligence Review during the relevant audit period;

(d)	A list of all Customers that, for reasons related to Controlled Substance regulatory compliance, were terminated during the relevant audit period; and

(e)

A list of all Orders for Highly Diverted Controlled Substances where a decision was made to ship the Order even though the order exceeded the otherwise applicable Threshold, with number of such shipped orders.

(4)

Within fifteen (15) calendar days of compiling this Customer information for sample selection, each Injunctive Relief Distributor shall propose a reasonable number of customer files for each review to the Monitor.

(5)

Within fifteen (15) calendar days of receiving the lists specified above from the Injunctive Relief Distributors, the Monitor shall choose representative files to be reviewed from these lists. Each list will include the Customers’ zip code, geographic region, distribution center, and customer type (Independent Retail Pharmacy Customer or Chain Customer).

c)	TCR Reviews

(1)

For each Reporting Period, the Monitor shall conduct a TCR Review for a sample review of Customers who requested at least one Threshold increase for Highly Diverted Controlled Substances for each Injunctive Relief Distributor. For the TCR Reviews, the Monitor shall review the information contained in the files of the sample Customers and determine whether the information reflects substantial compliance with the requirements of Section XII.C.3.

d)	Onboarding Reviews

(1)

For each Reporting Period, the Monitor shall conduct an Onboarding Review of a sample of Customers that were onboarded during the applicable audit period and, during that period, ordered and received Highly Diverted Controlled Substances from the Injunctive Relief Distributor. For the Onboarding Reviews, the Monitor shall review the information contained in the files of the sample Customers and determine whether the information reflects substantial compliance with the requirements of Section IX.

e)	Ongoing Diligence Reviews

(1)

For each Reporting Period, the Monitor shall conduct an Ongoing Diligence Review of a sample of Customers for each Injunctive Relief Distributor that was the subject of an Ongoing Diligence Review during the relevant audit period. For the Ongoing Diligence Reviews, the Monitor shall review the information contained in the files of the sample of Customers and determine whether the information reflects substantial compliance with the requirements of Section X.

f)	Termination Reviews

(1)

For each Reporting Period, the Monitor shall conduct a review of a sample of Customers that were terminated by each Injunctive Relief Distributor during the audit period. For the Termination Reviews, the Monitor shall review the information contained in the files of the sample of Customers and determine whether the information reflects substantial compliance with the requirements of Section XIV.

g)	Exceeded Threshold Review

(1)

For each Reporting Period, the Monitor shall conduct a review of a sample of Orders for Highly Diverted Controlled Substances where a decision was made by the Injunctive Relief Distributor to ship the Order even though the Order exceeded the applicable Threshold. For the Exceeded Threshold Reviews, the Monitor shall review the information contained in the Customer files related to the Orders and determine whether the information reflects substantial compliance with the requirements of Section XIII.B.

3.	Annual System Reviews:

a)	The following system reviews will be conducted by the Monitor for each Injunctive Relief Distributor for each of the Reporting Periods:

(1)	CSMP Review;

(2)	Threshold Setting Process Review;

(3)	Suspicious Orders and Suspicious Order Report Review;

(4)	Compensation Review;

(5)	Red Flag Review; and

(6)	Review of CSMP Integration with Clearinghouse.

b)	CSMP Review

(1)	For each Reporting Period, the Monitor shall conduct a review of the following materials from each Injunctive Relief Distributor:

(a)	Current CSMP policies and procedures;

(b)	Organizational charts for the departments that are relevant to the CSMP organization;

(c)	Logs and/or summaries of any reports received on the “hot line” required by Section V.E and the action or response of an Injunctive Relief Distributor to any such reports;

(d)	Copies of the quarterly reports provided by the Chief Diversion Control Officer to the CSMP Committee as required by Section IV.C;

(e)	Copies of the quarterly reports provided by the CSMP Committee to senior management and the Board of Directors as required by Section VI.C; and

(f)	Copies of the materials used for the training required by Section VII and lists of the attendees of the training.

c)	Threshold Setting Process Review:

(1)

For each Reporting Period, each Injunctive Relief Distributor or its outside consultants shall prepare a summary report describing how its Threshold-setting methodology for Independent Retail Pharmacy Customers and Chain Customers complies with Section XII (the “Annual Threshold Analysis and Assessment Report”).

(2)

For each Reporting Period, the Monitor shall review the Annual Threshold Analysis and Assessment Report, determine whether the information reflects substantial compliance with the requirements of Section XII, and include any Observations and Recommendations, as defined in Section XVIII.G, in its annual Audit Report.

d)	Suspicious Orders and Suspicious Order Reporting Review:

(1)

For each Reporting Period, each Injunctive Relief Distributors will provide the Monitor with a report containing summary metrics for the Suspicious Orders that were reported to the DEA and the Settling States (the “Suspicious Order Metrics Report”). In the Suspicious Order Metrics Report, the Injunctive Relief Distributors will also provide summary metrics for Orders of Highly Diverted Controlled Substances that exceeded a Threshold but were still shipped.

(2)

For each Reporting Period, the Monitor shall review the Suspicious Order Metrics Report, determine whether the information reflects substantial compliance with the requirements of Section XIII, and include any Observations and Recommendations in its annual Audit Report.

e)	Compensation Reviews:

(1)

For each Reporting Period, the Monitor will review compensation-related policy documents for each Injunctive Relief Distributor for sales personnel. The Monitor shall analyze those documents and determine whether the compensation policies of each Injunctive Relief Distributor comply with the requirements contained in Section V.

f)	Red Flags Review:

(1)

For each Reporting Period, the Monitor shall review the Red Flags defined in Section VIII and their incorporation into each Injunctive Relief Distributor’s policies and procedures. The Monitor shall determine whether the information reflects substantial compliance with the requirements of Section VIII and include any Observations and Recommendations, as called for by Section VIII.C, about those definitions in its annual Audit Report.

g)	Review of CSMP Integration with the Clearinghouse:

(1)

For each Reporting Period, each Injunctive Relief Distributor shall prepare a report summarizing the status of the Injunctive Relief Distributor’s CSMP integration with the operation of the Clearinghouse (“Clearinghouse Integration Report”). The Monitor shall review each Injunctive Relief Distributor’s Clearinghouse Integration Report, determine whether the information reflects substantial compliance with the requirements of Section XVII, and include any Observations and Recommendations in its annual Audit Report.

G.	Observations and Recommendations:

1.

If the Monitor notes any areas for potential improvement during the course of the reviews conducted pursuant to the Injunctive Relief Terms, the Monitor shall include any such recommendations in the Audit Report. Collectively, any such questions, concerns or recommendations will be referred to as “Observations and Recommendations.”

H.	Audit Reports:

1.

No later than one hundred and twenty (120) calendar days prior to the end of a Reporting Period and/or at any other time deemed reasonably necessary by the Monitor, the Monitor shall provide each Injunctive Relief Distributor with a draft report detailing any instances of substantial non-compliance with the applicable provisions of the Injunctive Relief Terms from the reviews in Section XVIII.F (the “Draft Report”). The Draft Report will also describe any Observations and Recommendations.

2.

Within thirty (30) calendar days of its receipt of the Draft Report, the Injunctive Relief Distributor will provide comments and responses to the Draft Report. The Injunctive Relief Distributor will, among other things:

a)	Respond to each instance of substantial non-compliance, including, where appropriate, describing any corrective action taken (or to be taken).

b)	Respond to each Observation and Recommendation.

3.

Within thirty (30) calendar days of its receipt of the Injunctive Relief Distributors’ responses to the Draft Report, the Monitor shall provide a final report (the “Audit Report”) to each Injunctive Relief Distributor and the State Compliance Review Committee. The Monitor shall provide the State Compliance Review Committee with a copy of an Injunctive Relief Distributor’s response to the Draft Report.

4.

No action or lack of action by the Settling States regarding information received from the Monitor concerning an Injunctive Relief Distributor’s conduct shall be considered affirmation, acceptance, or ratification of that conduct by the Settling States.

I.	Confidentiality:

1.

Materials and information provided by the Injunctive Relief Distributors to the Monitor that are designated “Confidential” (and any parts, portions, or derivations thereof) (the “Confidential Information”) will be kept confidential and not be shown, disclosed, or distributed to any other party, including any other Injunctive Relief Distributor.

2.

The Monitor will not use materials or information received from one Injunctive Relief Distributor, or information or analysis developed using the Confidential Information of an Injunctive Relief Distributor, in its assessment of any other Injunctive Relief Distributor. Because each Injunctive Relief Distributor operates pursuant to its own unique policies and procedures intended to comply with legal and other requirements of the Injunctive Relief Terms, the Monitor shall apply the standards of each Injunctive Relief Distributor to its reviews without preference to the practices or standards applied by any other Injunctive Relief Distributor.

3.

If any of the Settling States or the Monitor receive a request for disclosure of any material or information created or shared under the Injunctive Relief Terms, pursuant to a Third Party Request, the Settling State or the Monitor, respectively, shall notify the Injunctive Relief Distributors of the Third Party Request and the Confidential Information to be disclosed so that the Injunctive Relief Distributors may seek a protective order or otherwise challenge or object to the disclosure. The Settling State or the Monitor will provide the Injunctive Relief Distributors with at least ten (10) days’ advance notice before complying with any Third Party Request for Confidential Information, except where state law requires a lesser period of advance notice.

4.	Nothing herein will be deemed to prevent any party from claiming any applicable exemption to the public information act, freedom of information act, public records act, or similar law.

XIX.	ENFORCEMENT OF INJUNCTIVE RELIEF TERMS

A.	State Compliance Review Committee:

1.	Any Settling State may initiate a review of a Potential Violation consistent with the process set forth in Section XIX.

2.

The State Compliance Review Committee shall assign the Monitor the responsibilities set forth in Sections XIX.B.3 through XIX.B.7, regarding review of a Potential Violation and an opportunity to cure, except with respect to matters requiring interpretation of the Injunctive Relief Terms subject to Section XIX.C.2. The objective of the Monitor shall be to facilitate a resolution among the parties, providing an opportunity to cure, as applicable, for the party against whom a Potential Violation has been alleged.

3.

No less than six (6) months before the Monitor’s term expires pursuant to Section XVIII, the State Compliance Review Committee and Injunctive Relief Distributors shall meet and confer in good faith to determine the parameters and processes for continued enforcement, consistent to the maximum extent possible with the provisions set forth in Section XIX, for the period after the Monitor’s term has ended. Absent agreement between the State Compliance Review Committee and Injunctive Relief Distributors, all provisions set forth in Section XIX involving the Monitor are excused after the Monitor’s term has ended.

4.

Should an Injunctive Relief Distributor allege in good faith that a Settling State or the Monitor has impaired the ability of the Injunctive Relief Distributor to meet the Injunctive Relief Terms, the Injunctive Relief Distributor may request the State Compliance Review Committee to mediate any dispute in an effort to avoid the time and expense of litigation regarding interpretation and enforcement of the Injunctive Relief Terms.

B.	Process for Review of Potential Violations and Opportunity to Cure:

1.

Definition of “Potential Violation”: A Potential Violation occurs when an Injunctive Relief Distributor is alleged to not be in substantial compliance with (i) the Injunctive Relief Terms or (ii) a Corrective Action Plan adopted consistent with the process set forth in Section XIX.B.7.

2.

Submission of Notice of Potential Violation. An allegation of a Potential Violation shall be submitted to the State Compliance Review Committee in writing by one or more Settling States (“Notice of Potential Violation” or “Notice”) and shall include the following to the extent practicable:

a)	Specification of the particular Injunctive Relief Term(s) and/or Corrective Action Plan(s) implicated by the Potential Violation;

b)	Description of the Potential Violation with specificity;

c)

The reasoning for and, if available, any documentation supporting the allegation that a Potential Violation has occurred, including whether the Potential Violation is a matter identified by the Monitor in an Audit Report; and

d)	Description of the time-sensitivity of the Potential Violation, if relevant.

3.

Assignment to Monitor. The State Compliance Review Committee shall review every Notice. If the State Compliance Review Committee reasonably believes that further review is warranted, the State Compliance Review Committee shall forward the Notice to the Monitor. The Monitor shall ensure that the Injunctive Relief Distributor that is the subject of the Notice receives a copy of the Notice and a proposed schedule consistent with the process set forth in Sections XIX.B.4 and XIX.B.5.

4.

Response to Notice of Potential Violation. Within thirty (30) days of receipt of the Notice of Potential Violation, the Injunctive Relief Distributor that is the subject of the Notice shall provide a written response to the referring Settling State(s), the Monitor, and the State Compliance Review Committee. The response (a) shall set forth the reasons the Injunctive Relief Distributor that is the subject of the Notice believes that it is in substantial compliance with the relevant Injunctive Relief Term(s) and/or Corrective Action Plan(s), and (b) as applicable, shall explain efforts undertaken to cure the Potential Violation and a schedule for completing the efforts to cure.

5.

Conference for Parties re Notice of Potential Violation. The parties to the Notice shall meet or otherwise confer regarding the Potential Violation. The parties and the Monitor shall make themselves available for such a meeting (which may at any party’s election be a virtual or technology-based meeting), provided, however, that the meeting is not required to take place sooner than fifteen (15) days after a written response to the Notice of Potential Violation.

6.

Process for Previously-Submitted Notices of Potential Violation. At the request of the parties to a Notice, the Monitor shall determine whether the Notice implicates the same or similar issues as a previously submitted Notice or is a matter previously identified by the Monitor in an Audit Report involving the same party alleged to have engaged in a Potential Violation, and make an initial determination as to whether the issues needs to be addressed anew. The Monitor shall inform the Settling State and Injunctive Relief Distributor involved in the previous Notice or the subject of a matter previously identified by the Monitor in an Audit Report of its determination within five (5) business days of receipt of the Notice. The Settling State and Injunctive Relief Distributor shall have five (5) business days to object to the determination. If an objection is made, the Monitor shall respond to the objection within five (5) business days. If no objection is made, the party involved in the prior Notice may rely on the response to the previously submitted Notice or matter previously identified by the Monitor in an Audit Report and no further action shall be required.

7.

Monitor Resolution of Potential Violation and Opportunity to Cure. Within thirty (30) days of the meeting pursuant to Section XIX.B.5, the Monitor, taking into consideration the submissions of the parties involved in the Notice and other information available to the Monitor, shall resolve the Notice as follows:

a)

If the Monitor reasonably believes that a Potential Violation is not ongoing or has been substantially resolved as of thirty (30) days from the meeting pursuant to Section XIX.B.5, the Monitor shall provide written notice to the State Compliance Review Committee and the Settling State(s) and Injunctive Relief Distributor involved in the Notice.

b)

If the Monitor reasonably believes that a Potential Violation is ongoing and has not been substantially resolved as of thirty (30) days from the meeting pursuant to Section XIX.B.5, the Monitor shall provide written notice to the State Compliance Review Committee and the Settling State(s) and Injunctive Relief Distributor involved in the Notice and request that the Injunctive Relief Distributor prepare, within thirty (30) days of the receipt of such written notice, a Corrective Action Plan to remedy such Potential Violation, including a reasonable period for implementation of such plan. The Monitor may extend the period of time to submit a Corrective Action Plan up to ninety (90) days based on a reasonable request by the affected party.

c)	A Corrective Action Plan may address multiple Potential Violations, and an existing Corrective Action Plan may be amended to address additional Potential Violations.

d)

Within ten (10) business days of submission of a Corrective Action Plan regarding a Potential Violation, the Monitor shall confer with the State Compliance Review Committee and the Settling State(s) and Injunctive Relief Distributor involved in the Notice regarding the proposed Corrective Action Plan. The Monitor may recommend revisions in its discretion. The conference required by this paragraph may at any party’s election be a virtual or technology-based meeting.

e)

Within thirty (30) days of the conference in Section XIX.B.7.d, the Monitor shall advise the State Compliance Review Committee and the Settling State(s) and Injunctive Relief Distributor involved in the Notice whether the Monitor has adopted the proposed Corrective Action Plan or whether the Monitor has adopted it after making modifications. The Monitor shall also set forth a reasonable period for implementation of any such plan that has been adopted. The Injunctive Relief Distributor that is subject to a Corrective Action Plan adopted by the Monitor must begin to comply with the Corrective Action Plan within five (5) business days of receiving notice of the Corrective Action Plan has been adopted, unless it seeks review by the State Compliance Review Committee pursuant to Section XIX.C.1.

C.	Enforcement Responsibilities of State Compliance Review Committee:

1.

The Settling State(s) or Injunctive Relief Distributor involved in a Notice may request the State Compliance Review Committee to review the resolution (including a resolution pursuant to Section XIX.B.7.a) and/or Corrective Action Plan adopted by the Monitor regarding that Notice. Any such request must be made within five (5) business days of a resolution or adoption of a Corrective Action Plan by the Monitor. The State Compliance Review Committee, taking into consideration the resolution by the Monitor, submissions of the Settling State(s) or Injunctive Relief Distributor, and other information available to the Committee, shall within thirty (30) days of receipt of the request resolve the matter by written notice to the affected parties, which shall include the State Compliance Review Committee’s reasoning in reaching its resolution. The State Compliance Review Committee may agree, disagree, or modify any resolution or Corrective Action Plan that it reviews. An Injunctive Relief Distributor that is subject to a Corrective Action Plan that is affirmed or affirmed as amended by the State Compliance Review Committee must within five (5) business days begin to comply with the Corrective Action Plan.

2.

The State Compliance Review Committee shall review any issues raised by a Notice regarding the interpretation of the Injunctive Relief Terms at the request of the Settling State(s), Injunctive Relief Distributor involved in a Notice, or the Monitor. Such a request may be made at any time after the Notice’s submission, and the request will not extend the timelines set forth in Sections XIX.B and XIX.C.1. The State Compliance Review Committee shall notify the Monitor, Settling State(s) and Injunctive Relief Distributor involved in the Notice of its determination. Settling States and Injunctive Relief Distributors do not waive their rights to challenge the interpretation of the Injunctive Relief Terms by the State Compliance Review Committee in any subsequent proceeding pursuant to Section XIX.E.2.

3.

The State Compliance Review Committee may, independent of a Notice of Potential Violation, review requests by a Monitor, Settling State, or Injunctive Relief Distributor regarding the interpretation of the Injunctive Relief Terms. The State Compliance Review Committee shall notify the Monitor and requesting party of its interpretation, including the State Compliance Review Committee’s reasoning in reaching its conclusion. Settling States and Injunctive Relief Distributors do not waive their rights to challenge the interpretation of the Injunctive Relief Terms by the State Compliance Review Committee in any subsequent proceeding pursuant to Section XIX.E.2.

4.	The State Compliance Review Committee shall make available to all Settling States and Injunctive Relief Distributors any interpretation it issues pursuant to Sections XIX.C.2 and XIX.C.3.

D.	Composition of State Compliance Review Committee:

1.

A Settling State on the State Compliance Review Committee that is in active litigation with one or more of the Injunctive Relief Distributors, or in another potential conflict of interest involving compliance with Controlled Substances laws and regulations, may not serve on the State Compliance Review Committee for matters involving the affected Injunctive Relief Distributor, and the remaining Settling States on the State Compliance Review Committee shall within five (5) business days select an alternate Settling State as a replacement.

2.

If the affected state on the State Compliance Review Committee disputes that it has a disqualifying active litigation or other conflict of interest, the determination of whether that state has a conflict disqualifying it from serving on the State Compliance Review Committee shall be made by the remaining states on the State Compliance Review Committee.

E.	Enforcement Actions:

1.

Any written notice or resolution by the State Compliance Review Committee regarding the matters set forth in Sections XIX.B and XIX.C shall provide the State Compliance Review Committee’s assessment of the matter but will not be an official opinion of any individual Settling State.

2.

Following the issuance of a written notice or resolution of the State Compliance Review Committee pursuant to Section XIX.C, a Settling State or Injunctive Relief Distributor may take whatever action it deems necessary related to the written notice or resolution issued by the State Compliance Review Committee, provided that the Settling State or Injunctive Relief Distributor is either (a) the Settling State that sought review by the State Compliance Review Committee, or (b) the Injunctive Relief Distributor that is the subject of the Potential Violation at issue. Such action may include but is not limited to bringing an action to enforce the settlement agreement, filing a new original action, or, the parties to a Notice attempting to negotiate a Corrective Action Plan directly with each other.

3.

The Settling States agree that prior to taking any court or administrative action, other than an action that is necessary to address an immediate threat to the health, safety, or welfare of the citizens of the Settling State, or that a public emergency requiring immediate action exists, it will follow the process outlined in Sections XIX.B and XIX.C.

4.

A Settling State or Injunctive Relief Distributor must bring a court or administrative action within six (6) months of any resolution of the State Compliance Review Committee, unless the alleged violation is also an independent violation of state or federal law, or an action that a Settling State concludes is necessary to address an immediate threat to the health, safety, or welfare of the citizens of the State, or that a public emergency requiring immediate action exists, in which cases, the applicable statute of limitations (if any) for sovereign actions shall apply.

EXHIBIT Q

Illustrative Examples of Prepayments

Example 1

Gross Settlement Prepayment: $3,000,000

Settlement Prepayment Reduction Schedule: Reduce amounts paid for each of Payment Years 8, 13, and 18 by $1,000,000

Net Settlement Prepayment Amount (assumes discount rate of five percent (5%)): $2,591,513 ($863,838 for each of Payment Years 5, 10, and 15)

Payment Year	Initial Settlement Payment Schedule	Settlement Prepayment Reduction (-)	Net Settlement Prepayment (+)	Revised Settlement Payment Schedule
1	$1,000,000			$1,000,000
2	$1,000,000			$1,000,000
3	$1,000,000			$1,000,000
4	$1,000,000			$1,000,000
5	$1,000,000		$863,838	$1,863,838
6	$1,000,000			$1,000,000
7	$1,000,000			$1,000,000
8	$1,000,000	$1,000,000		$0
9	$1,000,000			$1,000,000
10	$1,000,000		$863,838	$1,863,838
11	$1,000,000			$1,000,000
12	$1,000,000			$1,000,000
13	$1,000,000	$1,000,000		$0
14	$1,000,000			$1,000,000
15	$1,000,000		$863,838	$1,863,838
16	$1,000,000			$1,000,000
17	$1,000,000			$1,000,000
18	$1,000,000	$1,000,000		$0
Total	$18,000,000	$3,000,000	$2,591,513	$17,591,513

Q-1

Example 2

Gross Settlement Prepayment: $3,000,000

Settlement Prepayment Reduction Schedule: Reduce amounts paid for each of Payment Years 4, 9, and 14 by $1,000,000

Net Settlement Prepayment Amount (assumes discount rate of five percent (5%)): $2,857,143 ($952,381 for each of Payment Years 3, 8, and 13)

Payment Year	Initial Settlement Payment Schedule	Settlement Prepayment Reduction (-)	Net Settlement Prepayment (+)	Revised Settlement Payment Schedule
1	$1,000,000			$1,000,000
2	$1,000,000			$1,000,000
3	$1,000,000		$952,381	$1,952,381
4	$1,000,000	$1,000,000		$0
5	$1,000,000			$1,000,000
6	$1,000,000			$1,000,000
7	$1,000,000			$1,000,000
8	$1,000,000		$952,381	$1,952,381
9	$1,000,000	$1,000,000		$0
10	$1,000,000			$1,000,000
11	$1,000,000			$1,000,000
12	$1,000,000			$1,000,000
13	$1,000,000		$952,381	$1,952,381
14	$1,000,000	$1,000,000		$0
15	$1,000,000			$1,000,000
16	$1,000,000			$1,000,000
17	$1,000,000			$1,000,000
18	$1,000,000			$1,000,000
Total	$18,000,000	$3,000,000	$2,857,143	$17,857,143

Q-2

EXHIBIT R

Agreement on Attorneys’ Fees, Expenses and Costs

This Agreement on Attorneys’ Fees, Expenses and Costs (“Fee Agreement”) is entered between McKesson Corporation, Cardinal Health, Inc., and AmerisourceBergen Corporation (collectively, the “Settling Distributors”), and the Plaintiffs’ Executive Committee appointed in the multidistrict litigation in the Northern District of Ohio, National Prescription Opiate Litigation, No. 1:17-MD-2804 (“MDL PEC”), in connection with the Distributor Settlement Agreement (“Distributor Agreement”). This Fee Agreement becomes effective on the Effective Date of the Distributor Agreement or the date that the Consent Judgments anticipated under the Distributor Agreement become final in 25 Settling States (whichever is later). However, costs specified in Sections II.I and II.I.4 of this Fee Agreement that are to be funded pre-Effective Date by the Settling Distributors are effective upon agreement in writing with the Settling Distributors.

I.	Definitions.

A.    This Fee Agreement incorporates all defined terms in the Distributor Agreement, unless otherwise defined herein, and shall be interpreted in a manner consistent with the Distributor Agreement.

B.     “Attorney.” Any of the following retained through a legal contract: a solo practitioner, a multi-attorney law firm, or other legal representative of a Participating Subdivision.

C.    “Attorney Fee Fund.” An account consisting of funds allocated to pay attorneys’ fees approved pursuant to Section II of this Fee Agreement established by Order of, and under the ongoing jurisdiction of, the MDL Court, as provided below.

D.    “Common Benefit Fund.” The sub fund of the Attorney Fee Fund described in Section II.C.

E.    “Contingency Fee Fund.” The sub fund of the Attorney Fee Fund described in Section II.D.

F.    “Cost and Expense Fund Administrator.” The administrator appointed by the MDL Court to administer the MDL Expense Fund and Subdivision Cost Fund as provided in the Fee Agreement.

G.    “Cost Funds.” Collectively, the MDL Expense Fund and Subdivision Cost Fund.

H.    “Fee Entitlement.” Any right, entitlement or expectation, including but not limited to a fee contract, contingent fee contract, agreement, referral arrangement, co-counsel arrangement, State Back-Stop Agreement, or any other arrangement by which counsel could receive compensation or other consideration.

I.    “Fee Panel.” The three-person panel appointed by the MDL Court to administer the Attorney Fee Fund and its sub funds as provided in the Fee Agreement.

J.     “Litigating Subdivision Cost Fund.” The cost fund described in Section II.E herein.

K.    “MDL Court.” United States District Court for the Northern District of Ohio Eastern Division, Case No. 1:17-md-2804, Judge Dan Aaron Polster.

L.     “MDL Expense Fund.” The cost fund described in Section II.F below.

M.    “MDL PEC.” The Plaintiffs’ Executive Committee appointed by the MDL Court.

N.    “Non-Participating Litigating Subdivision.” A Litigating Subdivision that is not a Participating Subdivision.

O.    “Participating Litigating Subdivision.” A Litigating Subdivision that is also a Participating Subdivision.

P.    “Participation Agreement.” An agreement executed by an Attorney that acknowledges the obligation to pay an appropriate MDL Common Benefit Assessment.

Q.    “Qualifying Representation.” Legal services provided for representation of a Participating Litigating Subdivision regarding Released Claims against Released Entities.

R.    “State Back-Stop Agreement.” Any agreement by a Settling State and private counsel for Participating Subdivisions in that State (or legislation enacted in that State) to provide, adjust, or guarantee attorneys’ fees and costs, whether from the Attorney Fee Fund or any other source recognized in the agreement or legislation.

II.	Fees and Costs.

A.	Total Attorneys’ Fees and Costs.

1.

Total attorneys’ fees and costs to be paid by Settling Distributors to Attorneys in each of the relevant Payment Years under this Fee Agreement shall be up to the following amounts, subject to the provisions set forth below, including with respect to the division of the Attorney Fee Fund into its sub funds:

	Attorney Fee Fund (Contingency Fee Fund and Common Benefit Fund)	MDL Expense Fund	Litigating Subdivision Cost Fund
Payment Year 1	$136,044,378.70	$40,384,615.39	$40,000,000
Payment Year 2	$150,934,911.25		$40,000,000
Payment Year 3	$270,825,443.80		$40,000,000
Payment Year 4	$183,625,739.68
Payment Year 5	$183,625,739.69
Payment Year 6	$183,625,739.69
Payment Year 7	$183,625,739.69

1.

The sub funds within the Attorney Fee Fund shall include the Common Benefit Fund and the Contingency Fee Fund. The Cost Funds shall include the MDL Expense Fund, and the Litigating Subdivision Cost Fund. The State Counsel Fee Fund and the State Cost Fund shall be separate funds under the control of the Settling States.

2.

The Contingency Fee Fund and the Common Benefit Fund shall be administered by a Fee Panel to be appointed by the MDL Court that will be governed by the provisions of this Fee Agreement and shall design the process and procedures for the allocation of fees pursuant to this Fee Agreement and the MDL Court’s Order. The Cost Funds shall be administered by the Cost and Expense Fund Administrator to be appointed by the MDL Court who will be governed by the provisions of this Fee Agreement and shall design the process and procedures for the allocation of costs pursuant to this Fee Agreement and the MDL Court’s Order.

3.

The fees and costs to be paid under this Fee Agreement are available for Attorneys engaged in Qualifying Representations only. Fees and costs to be paid under this Fee Agreement are not available prior to the Effective Date of the Distributor Agreement or if the Distributor Agreement does not proceed past the Settling Distributors’ determination in Section VIII.A of the Distributor Agreement. Fees and costs to be paid under this Fee Agreement are not available for representation of Non-Participating Subdivisions or Non-Litigating Subdivisions and are not available for representation of private hospitals, third-party payors, NAS claimants, personal injury/wrongful death claimants, or any entity other than Participating Litigating Subdivisions. In addition, fees and costs under this Fee Agreement are not available for representation of any individual or entity in matters other than those claims against Released Entities, but may include a reasonable share of representations that involve development of facts for pursuit of opioid-related claims against multiple defendants in the pharmacy, manufacturing, and distribution chain.

4.

Payments due to the Attorney Fee Fund and the Cost Funds from the Settling Distributors under this Section II will be allocated among the Settling Distributors as follows: McKesson — 38.1%; Amerisource — 31.0%; Cardinal — 30.9%. A Settling Distributor’s sole responsibility for payments under this Fee Agreement shall be to make its share of each payment. The obligations of the Settling Distributors in this Fee Agreement are several and not joint. No Settling Distributor shall be responsible for any portion of another Settling Distributor’s share.

B.	Attorney Fee Fund and Sub Funds.

5.	There shall be a split of the Attorney Fee Fund into the Contingency Fee Fund and the Common Benefit Fund. The split shall be 40% to the Contingency Fee Fund and 60% to the Common Benefit Fund.

6.

In no event shall Settling Distributors be required to pay more into the Attorney Fee Fund in any Payment Year than the maximum amount specified for that Payment Year in Section II.A.1, which amounts are reflected in Exhibit M to the Distributor Agreement. The amounts allocated to the Contingency Fee Fund and the Common Benefit Fund set by the Fee Panel shall be subject to the reductions and offsets set forth below.

7.

Awards of fees from the Contingency Fee Fund shall be available to Attorneys with Qualifying Representations of Participating Litigating Subdivisions eligible to receive an allocation under the Distributor Agreement, as set forth in Exhibit G to the Distributor Agreement, and shall be made applying the Mathematical Model attached as Exhibit A to this Fee Agreement (“Mathematical Model”). The collection of the data and calculations for the Mathematical Model has been a cooperative effort among private counsel for a large number of Litigating Subdivisions. The analysis has been spearheaded by Joseph Tann and Andrew Arnold. The Fee Panel is encouraged to continue working with those counsel in application of the Model. The Fee Panel shall oversee the application of the Model and resolve any questions or disputes concerning the eligibility of an Attorney to participate as required in Section II.G. The Panel is empowered to hear disputes concerning and ensure the accuracy of the mathematical calculation.

8.	As to awards from the Contingency Fee Fund, there shall be no right of appeal.

9.	Any appeal of an award of the Fee Panel from the Common Benefit Fund will be made to the MDL Court and be reviewed under an abuse of discretion standard.

C.	Common Benefit Fund. (60% of the Attorney Fee Fund.)

1.

Funds in the Attorney Fee Fund shall be allocated to the Common Benefit Fund according to the schedule set forth below, subject to the adjustments described in Section II.C.5. The payments are to be made on the following yearly schedule, subject to the adjustments set forth below:

Payment Year 1	$81,626,627.22
Payment Year 2	$90,560,946.75
Payment Year 3	$162,495,266.28
Payment Year 4	$110,175,443.79
Payment Year 5	$110,175,443.79
Payment Year 6	$110,175,443.79
Payment Year 7	$110,175,443.79

Total:	$775,384,615.41

2.	The Common Benefit Fund shall be available to compensate Attorneys engaged in Qualifying Representations of Participating Litigating Subdivisions who:

a.

have performed work for the common benefit of all subdivisions pursuant to the guidelines established by Judge Polster set forth in MDL 2804 and the Order dated June 19, 2018, under docket number 636, which is included herein by reference; and

b.	satisfy the eligibility criteria set forth in Section II.G.

For purposes of Common Benefit Fund distribution, notwithstanding Section II.A.4 above, Attorneys representing Tribal Nations litigating against the Settling Distributors that have reached a settlement for Released Claims with Settling Distributors and/or Released Entities and meet the eligibility criteria in Section II.G shall be eligible.

3.	The Common Benefit Fund shall be overseen by the Fee Panel, which shall determine the allocation of funds to eligible Attorneys consistent with this Fee Agreement and the June 19, 2018 Order.

4.

In assessing the benefits that an Attorney has conferred to Participating Subdivisions (including non-Litigating Subdivisions) and/or Tribal Nations for purposes of any compensation decision, the Fee Panel shall give significant weight to the extent to which (i) the Attorney and his or her clients have contributed to increasing (or reducing) the Initial Participation Tier achieved through participation in the Distributor Agreement; (ii) the Attorney and his or her clients have contributed to increasing (or reducing) the amounts achieved under Incentive Payments A-D through participation in the Distributor Agreement; and (iii) the Attorney and his or her clients have contributed to the potential triggering of any suspension, reduction, or offset of Payment amounts under the Distributor Agreement. The Fee Panel may also consider additional fee recoveries the Attorney may potentially obtain, including, but not limited to, from State Back-Stop Agreements, representations of States or Tribal Nations, representations of other clients in opioids-related matters, or through the representation of Subdivision clients, whether they participated in the Distributor Agreement or not. It is the intent of this provision to recognize that the goal of the Distributor Agreement is to provide for maximum participation by the Subdivisions, maximum abatement funding for all Subdivisions nationally, and the maximum peace for Released Entities. Therefore, representing a Non-Participating Subdivision does not further the goal of the Distributor Agreement and should not be considered Common Benefit because it does not increase funds available to Participating Subdivisions’ abatement programs. Representing Later Litigating Subdivisions is antithetical to the Distributor Agreement, detracts from Common Benefit, and is addressed by the ethics opinion discussed in Section II.I.4. The Fee Panel shall consider this concept of “common detriment” set forth in this Section II.C.4 in all of its decisionmaking with respect to the allocation of the Attorney Fee Fund among Attorneys, as well as, in its discretion, any offsets provided to Settling Distributors as set forth in Section II.C.6. The Fee Panel shall consider the totality of the Attorney’s Participating Litigating Subdivisions as compared to the Attorney’s Non-Participating Litigating Subdivisions; the Parties recognize that, although the goal is for 100% participation, Attorneys with a higher number of clients have a higher probability of having one or more Non-Participating Litigating Subdivision client. As used in this Section II.C.4, “client” or “representing” a Subdivision shall include any Litigating Subdivision as to which the Attorney has a Fee Entitlement.

5.

As set forth in Section II.C.6, the Fee Panel must consider the factors described in Section II.C.4 to determine how and whether to reduce the amounts to be paid by Settling Distributors under this Fee Agreement and to determine how to allocate funds among Attorneys. They may also, at their discretion, consider other factors. Any reduction in payment obligation or credit to be given a Settling Distributor in this Fee Agreement shall be applied against Payment Year 7 and working backwards. Any reduction to an Attorney not credited to Settling Distributors shall be allocated to attorneys whose Litigating Subdivision clients participated in the settlement by the Initial Participation Date.

6.

The amounts to be provided as a credit or offset to Settling Distributors from the Common Benefit Fund shall depend on the relevant Participation Tier achieved, set forth in Exhibit H of the Distributor Agreement, as follows:

a.	At Participation Tier 1 or below, the Common Benefit Fund payments to be paid by Settling Distributors shall be reduced as follows:

(i)

With respect to any Attorney seeking payment from the Common Benefit Fund, the Fee Panel shall compare the aggregate allocation that Participating Litigating Subdivisions with which the Attorney has a Fee Entitlement would receive using the negotiating class allocation metrics with the aggregate amount that all Litigating Subdivisions

(Participating and Non-Participating) with which the Attorney has a Fee Entitlement would receive using the negotiating class allocation metrics, provided that only Litigating Subdivisions in Settling States shall be considered for this ratio. The Fee Panel will multiply the amount to be paid to that Attorney from the Common Benefit Fund by that ratio, reduce the Attorney’s award by a maximum reduction of 15%, and the dollar amount of such reduction shall be deducted, dollar-for-dollar, from the amount owed by Settling Distributors to the Common Benefit Fund of the Attorney Fee Fund.

(ii)

In the event that any Non-Participating Subdivision that is (a) under the jurisdiction of the MDL Court or (b) represented by an Attorney that is obligated to pay into the MDL Common Benefit Fund pursuant to a Participation Agreement, an order of the MDL Court, or any other arrangement settles with or wins a judgment against a Released Entity separate from the Distributor Agreement, and such settlement or judgment results in a common benefit fee assessment or fee payment into the MDL Common Benefit Fund during the time of Settling Distributors’ obligation to pay fees under this Fee Agreement, Settling Distributors’ obligation to pay into the Common Benefit Fund shall be reduced dollar-for-dollar for any amount of such fee assessments or payments (in the aggregate based on all reductions in this Section II.C.6.a.ii that exceed the reductions in Section II.C.6.a.i).

(iii)

For the avoidance of doubt, in Tier 1 for each settlement or judgment with the Settling Distributors that results in an assessment or payment to the MDL Common Benefit Fund, that payment shall result in an offset for the Settling Distributors, unless the assessment or payment occurs after the Payment Date for Year 7.

b.	At Participation Tier 2, the Common Benefit Fund payments to be made by Settling Distributors shall be reduced only as follows:

(i)

Reduction by the Fee Panel. With respect to all Attorneys making an application that seeks payment from the Common Benefit Fund, the Fee Panel shall, following a determination that an Attorney is eligible under Section II.G, apply the criteria specified in Section II.C.4 in determining whether the lack of participation by Subdivisions with which an Attorney has a Fee Entitlement has resulted in a reduction in the Participation Tier achieved, reduction in benefit to Participating Subdivisions as a result of reductions in Incentive Payments A-D, and/or potential triggering of a suspension, reduction or offset under the Distributor Agreement. If the Fee Panel concludes that such a reduction has occurred, it must consider (1) the relative size of the Non-Participating Subdivision, as adjusted by the severity measures reflected in Exhibit H (governing the Participation Tiers) of the Distributor Agreement, and the impact of its non-participation on the

Distributor Agreement as a whole (including amounts of Incentive Payments and triggering of suspensions, reductions or offsets); (2) whether and by how much the payment to the Attorney from the Common Benefit Fund should be reduced as a result of the impact of such non-participation on Participating Subdivisions; and (3) whether some or all of said reduction should revert to Settling Distributors due to the reduction in peace obtained from the Distributor Agreement. Consideration of the factors discussed in this Section II.C.6.b.i and Section II.C.4 is mandatory. The decision whether to (and by how much to) reduce payments by Settling Distributors or to reduce the payment to any Attorney based on the factors in Section II.C.4 shall be in the sole discretion of the Fee Panel.

(ii)	Offsets.

(1)

In the event that any Non-Participating Subdivision that is (a) under the jurisdiction of the MDL Court or (b) represented by an Attorney that is obligated to pay into the MDL Common Benefit Fund pursuant to a Participation Agreement, an order of the MDL Court, or any other arrangement settles with or wins a judgment against a Released Entity separate from the Distributor Agreement, and such settlement or judgment results in a common benefit fee assessment or fee payment into the MDL Common Benefit Fund during the time of Settling Distributors’ obligation to pay Common Benefit Fees under this Fee Agreement, Settling Distributors’ obligation to pay into the Common Benefit Fund shall be reduced dollar-for-dollar up to the amount of the fee assessment or payment, except that such amount shall be capped at 7.5% of the amount of the settlement or judgment. Such reduction shall be taken first from Payment Year 7 of Settling Distributors’ payments to the Common Benefit Fund of the Attorney Fee Fund up to the full amount of Settling Distributors’ payment obligation in Payment Year 7, then from Payment Year 6, and so on.

(2)

For the avoidance of doubt, for each settlement or judgment with the Settling Distributors that results in an assessment or payment to the MDL Common Benefit Fund, that payment shall result in an offset for the Settling Distributors, unless the assessment or payment occurs after the Payment Date for Payment Year 7.

c.

At Participation Tier 3, the reductions to the Attorney Fee Fund shall be the same as set forth in Section II.C.6.b, except that the cap on each offset shall be 5% of the amount of such settlement or judgment.

d.

At Participation Tier 4, there shall be no reductions to the Settling Distributors’ obligations to make payment into the Common Benefit Fund, but the principles set forth in Section II.C.4 shall continue to apply.

D.	Contingency Fee Fund. (40% of the Attorney Fee Fund.)

1.	Funds from the Attorney Fee Fund shall be allocated to the Contingency Fee Fund on the following yearly schedule, subject to the adjustments set forth below:

Payment Year 1	$54,417,751.48
Payment Year 2	$60,373,964.50
Payment Year 3	$108,330,177.52
Payment Year 4	$73,450,295.88
Payment Year 5	$73,450,295.88
Payment Year 6	$73,450,295.88
Payment Year 7	$73,450,295.88

Total:	$516,923,077.32

2.	The Contingency Fee Fund shall be available to compensate Attorneys engaged in Qualifying Representations of Participating Litigating Subdivisions that meet the criteria set forth in Section II.G.

3.	The Contingency Fee Fund shall be available to Attorneys who:

a.	represent Litigating Subdivisions that are Participating Subdivisions, whether their actions are filed in state or federal court; and

b.	meet the eligibility criteria of Section II.G.

c.

Participation in the Contingency Fee Fund by counsel that have a case that is not subject to the jurisdiction of the MDL Court shall not create, provide, or waive jurisdiction of the MDL Court over that Litigating Subdivision, that case or Attorneys, other than to oversee the fairness of the distribution process, and enforcement of this Fee Agreement.

4.	The amounts owed by Settling Distributors to the Contingency Fee Fund shall depend on the relevant Participation Tier set forth in Exhibit H of the Distributor Agreement as follows:

a.	At Participation Tiers 1, 2 and 3, the Contingency Fee Fund payments shall be reduced as follows:

(i)

For Non-Settling States, the Contingency Fee Fund payments shall first be reduced by the amounts identified by the Fee Panel, pursuant to Section II.H.6, that would have been owed to counsel for Litigating Subdivisions in Non-Settling States, had those States and those Litigating Subdivisions been Settling States and Participating Subdivisions.

(ii)

Following the calculation in Section II.D.4.a.i, the Contingency Fee Fund payments shall be reduced to reflect the non-joinder of Litigating Subdivisions in Settling States by subtracting the amounts identified by the Fee Panel, pursuant to Section II.H.6, that would have been owed to counsel for Non-Participating Litigating Subdivisions in Settling States had such Litigating Subdivisions been Participating Subdivisions.

b.	At Participation Tier 4, there shall be no reductions in the Contingency Fee Fund.

c.

In the event that the Settling Distributors, prior to the Effective Date of the Distributor Agreement, settle with any Litigating Subdivision and, under such settlement agreement pay attorneys’ fees, the Fee Panel shall treat those Litigating Subdivisions as Participating Litigating Subdivisions and, applying the same criteria applicable to all Attorneys for Participating Litigating Subdivisions, determine what amount they would have been paid from the Contingency Fee Fund if they had become Participating Subdivisions under the Distributor Agreement without such prior settlement. That sum, rather than being paid to the Attorney for the previously settled Litigating Subdivision, shall be credited and/or returned to the Settling Defendants as if determined under Section II.D.4.a.ii above, except that such credit shall not be greater than the amount to the Attorneys paid under the Litigating Subdivision’s prior settlement agreement.

E.	Litigating Subdivision Cost Fund.

1.	The Settling Distributors shall pay $120,000,000 into the Subdivision Cost Fund, according to the schedule set forth below:

Payment Year 1	$40,000,000
Payment Year 2	$40,000,000
Payment Year 3	$40,000,000

2.

The Litigating Subdivision Cost Fund shall be available to compensate Attorneys for costs and expenses arising out of representation of Participating Litigating Subdivisions or to compensate Participating Litigating Subdivisions for direct in-house costs for expenditures related to their litigation against the

Settling Distributors, including the cost of in-house employees. No funds in the Litigating Subdivision Cost Fund may be used to compensate the costs incurred by Non-Participating Subdivisions or Non-Litigating Subdivisions or costs and expenses arising out of representation of any such Subdivision. In allocating the Litigating Subdivision Cost Fund, the Administrator shall not allocate any funds for costs incurred after July 21, 2021.

3.

During the period between July 21, 2021, and the Effective Date, the MDL PEC, as well as Litigating Subdivisions eligible to claim costs from the Litigating Subdivision Cost Fund shall make best efforts to cease litigation activity against Settling Distributors, including by jointly seeking stays or severance of claims against the Settling Distributors, where feasible, or postponements if a motion to stay or sever is not feasible or is denied, so long as such actions are not otherwise detrimental to the Litigating Subdivision.

4.

In the event that the Settling Distributors, prior to the Effective Date of the Distributor Agreement, settle with any Litigating Subdivision and, under such settlement agreement pay costs to the Litigating Subdivision or its Attorney, the MDL Cost and Expense Fund Administrator shall treat those Litigating Subdivisions as Participating Litigating Subdivisions and, using the same criteria applicable to all applicants to the Subdivision Cost Fund, determine what amount in costs the Litigating Subdivision or its Attorney would have been paid from the Litigating Subdivision Cost Fund if it had settled under the Distributor Agreement. That sum, rather than being paid to the Attorney or the previously settling Litigating Subdivision, shall be credited and/or returned to the Settling Defendants, except that such sum shall not be greater than the amount paid under the previously settled Litigating Subdivision’s settlement agreement.

5.

The MDL Court shall appoint a Cost and Expense Fund Administrator, who shall develop a process and criteria, with input from participating counsel, by which to (a) determine the distribution of amounts from the MDL Expense Fund in pursuit of the claims against Settling Distributors; and (b) receive and evaluate applications from Participating Litigating Subdivisions, whether filed in Federal Court or State Court, to seek reimbursement from the Litigating Subdivision Cost Fund for eligible costs under Section II.E.2 in pursuit of the claims against the Settling Distributors. The Cost and Expense Fund Administrator shall require transparency from all applicants as to any other sources for compensating Attorneys for Litigating Subdivisions for costs incurred. The Cost and Expense Fund Administrator shall be compensated from the Fund.

6.

In the event that the total amount of reimbursements from the Litigating Subdivision Cost Fund approved as reasonable by the Cost and Expense Administrator is less than the $120,000,000, any remaining funds shall revert to the Settling Distributors.

F.	MDL Expense Fund.

1.	In Payment Year 1 of the Distributor Agreement, the Settling Distributors shall pay the following amount into the MDL Expense Fund:

MDL Expense Fund	$40,384,615

2.

The MDL Expense Fund shall be released following the Effective Date of this Fee Agreement without any delay to reimburse the MDL Counsel for an agreed-to portion of the expenses incurred, as approved by the Cost and Expense Fund Administrator. The MDL Expense Fund will be paid directly to the MDL Cost Account, set up by MDL Order and will be administered under the ongoing jurisdiction of the MDL Court, as provided below. No funds may be used to compensate the costs incurred by Non-Participating Subdivisions or to compensate any Attorney for costs incurred in representing one or more Non-Participating Subdivisions.

3.

In allocating the MDL Expense Fund, the Administrator shall not allocate any funds for costs incurred after July 21, 2021, unless the Administrator determines that there are sufficient funds to cover all subdivision costs incurred prior to July 21, 2021 and that special circumstances exist to justify costs incurred following the public announcement of the Distributor Agreement.

G.	Eligibility.

4.

It is the intention of all parties participating in the Fee Panel process that there should be total transparency to the Fee Panel and to all fund participants. In connection with the process to be developed by the Fee Panel, any and all monies in attorney’s fees, including referral fees, expenses paid, promises for payment, or any other Fee Entitlement, to any applicant in any opioid litigation shall be disclosed to the Fee Panel as a condition of participating in the Attorney Fee Fund and prior to an award from the Fee Panel. Any payment, expectation of payment or perceived entitlement to participate in a State Back-Stop Agreement or any other agreement reached with a Settling State or any Subdivision or any other source regarding payment of fees must be disclosed to the Fee Panel. Similarly, any right to payment from any other fund, for example a fund for payment to lawyers representing Settling States or Tribal Nations or Subdivisions shall be disclosed to the Fee Panel. Because it is anticipated that there will be multiple firms listed on contingent fee agreements with Litigating Subdivisions, the Fee Panel shall establish procedures, with input from Attorneys for Participating Litigating Subdivisions, for who should petition for fees from such groups and to whom the fee shall be paid and thereafter distributed to co-counsel in accordance with applicable agreements. For the avoidance of doubt, all Attorneys that are part of such groups must meet the eligibility criteria in Section II.G, must be subject to the criteria set forth in Section II.C.4, and must be disclosed to the Fee Panel.

5.

An Attorney may apply for and recover attorneys’ fees from the Common Benefit Fund, the Contingency Fee Fund, and the Litigating Subdivision Cost Fund and any fund created by a past or future State Back-Stop Agreement, provided the Attorney satisfies the requirements relevant to each such fund and requirements for disclosure to the Fee Panel.

6.

An Attorney may not receive any payment from the Attorney Fee Fund (which includes both the Contingency Fee Fund and the Common Benefit Fund) unless the following eligibility criteria are met and annually certified by the Attorney:

a.

The Attorney must expressly waive the enforcement against the Litigating Subdivision client of all Fee Entitlements (other than under State Back-Stop Agreements) arising out of or related to any or all Qualifying Representations of any Participating Litigating Subdivision prior to applying for attorneys’ fees from the Attorney Fee Fund or costs from the Cost Funds. All applications for attorneys’ fees or costs under this Fee Agreement shall include an affirmation by the Attorney of such waiver and notice to the client(s) of such waiver. Such waiver shall not preclude the Attorney from submitting such Fee Entitlements to the Fee Panel as a factor for consideration in allocating payments from the Attorney Fee Fund or in connection with a State Back-Stop Agreement. For the avoidance of doubt, no Attorney may recover fees under this Fee Agreement unless the Attorney expressly agrees not to enforce Fee Entitlements as to each and every Participating Litigating Subdivision represented by that Attorney, but such Attorneys may participate in and receive funds from a State Back-Stop Agreement.

b.

The Attorney must represent that s/he has no present intent to represent or participate in the representation of any Later Litigating Subdivision or any Releasor with respect to Released Claims against Released Entities.

c.

The Attorney must represent that s/he has not and will not engage in any advertising or solicitation related to Released Claims against Released Entities where such advertising or solicitation relates to a representation that the Attorney could not undertake consistent with the ethics opinion referenced in Section II.I.4.

d.

The Attorney must represent s/he will not charge or accept any referral fees for any Released Claims brought against Released Entities by Later Litigating Subdivisions. For the avoidance of doubt, this representation shall not prohibit Attorneys from receiving allocated shares of any future common benefit assessments arising out of settlements or judgments with Later Litigating Subdivisions represented by other Attorneys that are the result of the MDL Court’s Common Benefit order.

e.	The Attorney may not have and must represent that s/he does not have a Fee Entitlement related to a Later Litigating Subdivision.

f.	The Attorney must certify that s/he has reviewed the ethics opinion referenced in Section II.I.4 and will act in conformity with such opinion.

g.

The Attorney must fully disclose the participation, or the anticipation of participation, in any agreement with a Settling State or Participating Subdivision concerning fees arising out of or related to the Distributor Agreement, including any fees paid or anticipated to be paid or any State Back-Stop Agreement.

h.

The Attorney must identify for the Fee Panel whether s/he utilized state litigation work product or MDL work product, including but not limited to ARCOS data, document repositories, experts developed in the MDL, and deposition transcripts. The Attorney must identify whether s/he signed the MDL Participation Agreement, and for which case(s) it was signed.

i.

Any Attorney who applies for fees from one or both Funds must represent that, having exercised his/her independent judgment, s/he believes the Distributor Agreement to be fair and will make or has made best efforts to recommend the Distributor Agreement to his or her Subdivision clients in Settling States. For the avoidance of doubt, each Attorney is expected to exercise his or her independent judgment in the best interest of each client individually before determining whether to recommend joining the settlement. All applications for attorneys’ fees or costs under this Section II shall include an affirmation by the Attorney in compliance with this Section II.G.

7.

No Attorney receiving fees under this Fee Agreement may apply for or recover from the Attorney Fee Fund fees arising from representing a Non-Settling State or a Non-Participating Subdivision. All applications for attorneys’ fees under this Section II shall include an affirmation by the Attorney of compliance with this Section II.

8.

An Attorney who has filed an application under this Section II and received an award of attorneys’ fees shall provide a certification of compliance this Fee Agreement annually during the years upon which they are still entitled to receive attorneys’ fee payments.

9.

If, at any time, the Attorney is unable to make the representations set forth in this Section II.G.3, such representations become untrue, or the Attorney falsely represents compliance with the eligibility criteria, the Attorney shall cease to be eligible to receive funds from the Attorney Fee Fund until further review by the Fee Panel of the Attorney’s eligibility under and compliance with this Section II.

10.

If an Attorney has a Fee Entitlement from a Later Litigating Subdivision or otherwise becomes unable to reaffirm compliance with the eligibility criteria set forth above, the Attorney shall notify Settling Distributors and the Fee Panel. For the avoidance of doubt, any Attorney who undertakes any new representation of, or has a Fee Entitlement to, a Later Litigating Subdivision shall be prohibited from receiving any future funds from the Attorney Fee Fund. If an Attorney fails to notify Settling Distributors and the Fee Panel of such Fee Entitlement to a Later Litigating Subdivision, the Attorney shall be required to refund amounts previously paid.

11.

In the event that an Attorney is deemed ineligible by the Fee Panel (whether based on its initial application or subsequent recertification), the Fee Panel shall provide notice to the Attorney and give the Attorney 30 days to provide additional information such that the Fee Panel could reconsider the Attorney’s eligibility.

12.

To the extent that an Attorney has a Fee Entitlement with a Participating Subdivision and is authorized to bring Released Claims against Released Entities, but such authorization is, in scope, less broad than the category of Released Claims set forth in the Distributor Agreement, such Attorney may participate fully in both the Contingency Fee Fund and the Common Benefit Fund, without any reduction imposed by the Fee Panel due to the scope of the authorization, so long as the Participating Subdivision fully releases all Released Claims against Released Entities.

13.

Attorneys applying to the Attorney Fee Fund knowingly and expressly agree to be bound by the decisions of the Fee Panel, subject to the limited appeal rights set forth in this Fee Agreement, and waive the ability to assert the lack of enforceability of the allocation reached through the arbitration procedures outlined herein.

H.	Calculation of Amounts Due.

1.

The Fee Panel shall be solely responsible for determining the amount of fees to be paid to each Attorney and each Participating Subdivision that applies under this Section II. None of the Released Entities shall have any responsibility, obligation, or liability of any kind whatsoever with respect to how attorneys’ fees are calculated under this Section II, except that the Fee Panel may receive information from the Settling Distributors (a) as to the identity of Participating, Non-Participating, Litigating, Later Litigating, and Non-Litigating Subdivisions; (b) the impact of non-participation by a Litigating Subdivision as is relevant to the Fee Panel’s determination in Section II.C.4; and (c) such other information as Settling Distributors may voluntarily elect to provide.

2.

The Fee Panel shall establish procedures for the arbitration process consistent with this Fee Agreement and orders of the MDL Court. Such procedures may include submission of documentary and/or other evidence, interviews with applicants and/or other counsel (including counsel for Settling Distributors) that the Fee Panel deems appropriate, and/or other means of creating a record upon which fee awards will be based.

3.

In making determinations under this Fee Agreement, the Fee Panel must apply the eligibility criteria set forth in Section II.G of this Fee Agreement and the criteria set forth in Section II. In addition, the Fee Panel will give consideration in regard to Common Benefit awards to the Johnson factors, as well as the following factors (which factors may be applied and given relative weight in the Fee Panel’s discretion):

a.

The Attorney’s contemporaneously recorded time and labor dedicated to Qualifying Representations along with the Attorney’s financial commitment to such Qualifying Representations. Claimed “time” will not be automatically accepted by the Fee Panel but will be critically reviewed and given substantially more weight and consideration if such time was subject to the audit process described in any Pretrial Order(s) governing the collection of common benefit time;

b.	The novelty, time, and complexity of the Qualifying Representations;

c.	The skill requisite to perform legal services properly and undesirability of the case;

d.	The preclusion of other employment by the Attorney due to time dedicated to Qualifying Representations;

e.

The “common benefit,” if any alleged to have been conferred by the Attorney and whether such common benefit work product by that Attorney was used by others in parallel litigations against Released Entities whether within or outside the MDL, provided that for any Attorney claiming that s/he substantially benefited cases other than those in which s/he entered an appearance as counsel must substantiate such claims by proffering factual support, such as proper supporting affidavits or other documents as determined by the Fee Panel with input from Attorneys for Participating Litigating Subdivisions;

f.	Any “common detriment,” as set forth in Section II.C.4.

g.

Any contingent fee agreements or other Fee Entitlement with Participating Subdivisions, enforcement of which, except for State Back-Stop Agreements, are waived in conjunction with the application, the nature and extent of any work for those Participating Subdivisions, whether such Participating Subdivisions actively litigated and, if so, the nature and procedural history of such case(s);

h.	The experience, reputation, and ability of the Attorney;

i.	Whether the Attorney’s clients brought Released Claims against Released Entities;

j.	The status of discovery in cases primarily handled by the Attorney;

k.	The nature of any work by the Attorney on “bellwether” cases or cases that were similarly active in litigation;

l.	Any pressure points successfully asserted by the Attorney in cases against Settling Distributors or any risk for Settling Distributors created by the Attorney in cases against them;

m.	Any risk for defendants created by applicants in cases against the Setting Distributors;

n.	Successful and unsuccessful motion practice in cases worked on by the Attorney;

o.	The date of filing of any cases filed by the Attorney;

p.	Obtaining consolidation of the litigation in the Attorney’s jurisdiction;

q.	The number and population of entities represented by the Attorney and the fees that would have been awarded under extinguished contingent fee arrangements;

r.	Whether the Attorney’s clients brought claims against the Settling Distributors;

s.	Whether the Attorney has had a leadership role in the litigation, whether in state or federal court;

t.	Whether the Attorney has had a leadership role in any negotiations aimed at resolving the litigation;

u.	Whether the Attorney’s cases have survived motions to dismiss;

v.

The extent to which the Attorney contributed to the work product user for the common benefits of opioids litigants, including, without limitation, work on ARCOS data, Prescription Data Monitoring Programs, IQVIA data, depositions, document production and analysis experts, motions, briefs and pleadings, trial preparations, and trials;

w.

The extent to which litigation was done prior to and contributed to completion of settlement negotiations, as distinct from litigation that was done litigating after the announcement of the Distributor Agreement, such latter litigation both being of less value and potentially resulting a common detriment to the settlement process; and

x.	Any other factors that the Fee Panel finds to be appropriate to consider after input from applicants to the Attorney Fee Fund.

4.

The Fee Panel shall develop procedures for receiving a single application, which may be updated or amended based on new information (such as participation by additional Litigating Subdivisions) from each Attorney seeking compensation from the Attorney Fee Fund, procedures shall not be inconsistent with this Fee Agreement. Any request for attorneys’ fees not included on the single application or through the updating/amendment process designed by the Fee Panel shall be deemed waived. For purposes of transparency and to permit the Fee Panel to conduct its work, the application from each Attorney shall, at a minimum, require each Attorney to:

a.	Identify all Litigating Subdivisions for which s/he is seeking payment from the Attorney Fee Fund;

b.

Identify all Subdivisions in both Settling and Non-Settling States with respect to which s/he has a Fee Entitlement with respect to Relevant Claims against Released Entities, and identify all co-counsel in such cases;

c.	Identify which of those Subdivisions are Participating Subdivisions and which are not;

d.	Specify the specific fund or funds within the Attorney Fee Fund from which the Attorney is seeking compensation;

e.	Demonstrate his or her eligibility for compensation from the relevant sub funds within the Attorney Fee Fund pursuant to the criteria set forth for the relevant sub fund; and

f.	Identify any and all Fee Entitlements from representations of States, Tribal Nations, or other plaintiffs related to Released Claims against Released Entities or in opioids-related matters.

Notwithstanding Sections II.H.4.a-f above, the Panel may consider a supplemental application if the Attorney shows good cause why circumstances exist that will lead to consideration for additional Common Benefit award. Examples would include, but are not limited to, an Attorney having Non-Participating Litigating Subdivision clients that subsequently become Participating Subdivisions, a Bar Date passes that increases participation or the Participation Tier or an Allocation Agreement is reached.

5.	With respect to the Common Benefit Fund, the Fee Panel shall (subject to any applicable MDL Court Order):

a.	Review the applications of all Attorneys seeking compensation from the Common Benefit Fund, including determining eligibility for each Attorney as set forth in Section II.G.

b.

Reduce, on an annual basis, the Distributor’s payment obligations, as set forth in Section II.C.6. The Panel shall inform the Settling Distributors and the MDL PEC of all such amounts and adjust the Settling Distributors’ payment obligations accordingly.

c.

Using criteria set forth in Sections II.C and II.G, allocate amounts from the Common Benefit Fund to eligible Attorneys, including payment amounts for each Payment Year. In making such allocations (regardless of the Participation Tier achieved), the Panel shall apply the principles set forth in Section II.C.4 and shall allocate any reduction in the payments of Settling Distributors specified in Section II.C.6 to the amounts paid to Attorneys with a Fee Entitlement to Litigating Subdivisions that are not Participating Subdivisions.

6.	With respect to the Contingency Fee Fund, the Fee Panel shall:

a.	Review the applications of all Attorneys seeking compensation from the Litigating Subdivision Fee Fund, including determining eligibility for each Attorney as set forth in Section II.G.

b.	Apply the Mathematical Model in Exhibit A.

c.

Use such allocations to reduce payments, on an annual basis, the payment obligations of the Settling Distributors to the Attorney Fee Fund as set forth in Section II.D.4, and distributions therefrom, and inform the Settling Distributors and MDL PEC of all such adjustments.

7.

To the extent that there is a dispute about the calculations of the Fee Panel related to the amounts that Settling Distributors are required to pay (including application of any reductions or offsets under this Fee Agreement), such disputes shall be presented to the Fee Panel and any disputed funds be paid into/held in escrow. The Fee Panel shall resolve such disputes expeditiously, with either Party having the right to seek review from the MDL Court.

8.

For purposes of determination of fee or cost awards, allocations, reductions and possible reversions under this Fee Agreement, unless specified otherwise a Subdivision will be considered a Non-Participating Subdivision if it is not a Participating Subdivision as of the deadline for the application for the fee or cost award at issue (or, if the determination does not involve a specific application, the date on which the record for such determination closes).

9.

In the event that the Fee Panel, through the use of the Mathematical Model set forth in Exhibit A, allocates funds from the Contingency Fee Fund for an Attorney based on a Qualifying Representation of a Participating Litigating

Subdivision or allocates cost to such Participating Litigating Subdivision and that Subdivision is in a Settling State in which the Consent Judgment has not been approved, such funds shall be placed into escrow until the Consent Judgment is approved, after which time they shall be released.

I.	Miscellaneous.

1.

The costs associated with the Fee Panel prior to the Effective Date of this Fee Agreement shall be funded by Settling Distributors. The Fee Panel shall charge an hourly rate that has been previously approved by a federal or state court and shall provide a budget and a cap for such work prior to the Effective Date, which shall be approved by Settling Distributors and such approval shall not be unreasonably withheld. Settling Distributors shall receive a refund for any such payment of pre-Effective Date costs from interest that accrues on the monies in the Attorney Fee Fund (including interest that accrues during such time as the Attorney Fee Fund monies are in escrow prior to the Effective Date of the Distributor Agreement), up to the amount of such costs. Post-Effective Date, the cost of the Fee Panel shall be charged against the applicable Fee Fund based on allocation by the Fee Panel and shall not be otherwise funded by Settling Distributors. The costs associated with the Cost and Expense Fund Administrator shall be paid from funds in the MDL Expense Fund and the Litigating Subdivision Cost Fund and shall not be otherwise funded by Settling Distributors.

2.

The MDL PEC will seek, and the Attorneys General for Settling States and the Settling Distributors will not oppose, a Common Benefit Fee Order requiring an assessment of 7.5% on the gross recovery (by judgment or settlement) of any Non-Participating Subdivision that is subject to the federal court jurisdiction, represented by a MDL PEC firm, represented by any Attorney receiving fees from the Common Benefit Fund, represented by any Attorney that signed a Participation Agreement or paid in a case otherwise under the jurisdiction of the MDL Court.

3.

The MDL PEC shall provide to Settling Distributors information they have that identifies Attorneys who represent Litigating Subdivisions who are not Participating Subdivisions and who have an obligation to pay a common benefit assessment, either due to the MDL Court’s orders or to having signed a Participation Agreement.

4.

The MDL PEC shall retain ethics counsel of its choice to provide an opinion that addresses the compliance of its ethical obligations, as it relates to the Distributor Agreement. Such opinion shall address the issue of the potential conflict of interest for an Attorney that had represented a Participating Subdivision also representing a Later Litigating Subdivision as defined in the Distributor Agreement. This Section II.I shall be enforceable to the extent permitted by the equivalent to Rules 1.16 and 5.6 of the ABA Model Rules of Professional Conduct in the relevant jurisdictions. The opinion shall be provided to the Settling Distributors as soon as it is completed and, in any event, prior to July 31, 2021 and shall be disseminated to counsel eligible to apply to the Attorney Fee Fund within 30 days of the announcement of the Distributor Agreement. The MDL PEC represents that it will comply with this opinion until the Reference Date and thereafter if the Distributor Agreement proceeds. The cost of such expert work done prior to the Effective Date of the Distributor Agreement shall be funded by Settling Distributors.

5.

Participating Subdivisions agree to instruct their counsel to treat information, work product and expert materials as secret under Rule 1.6 of the ABA Model Rules of Professional Conduct. Accordingly, an Attorney shall not share information or work product with, or experts or materials to, non-participants (other than the Attorney’s own current clients or their lawyers, consultants, experts or other representatives or agents). However, nothing herein shall prevent MDL Leadership or PEC Counsel from fulfilling their obligations in any MDL and the MDL Court Order.

III. Miscellaneous.

A.    Termination. If the Distributor Agreement does not proceed past the Reference Date, whether because the Settling Distributors do not determine to proceed or for any other reason, this Fee Agreement shall be null and void, Settling Distributors shall have no obligation to make any payments under this Fee Agreement, and the Settling Distributors and the MDL PEC shall take such steps as are necessary to restore the status quo ante.

B.    MDL Court Consideration. This Fee Agreement shall be attached as an exhibit to the Distributor Agreement. This Fee Agreement shall also be submitted jointly by the Settling Distributors and the MDL PEC to the MDL Court for approval pursuant to the motion that shall be attached, prior to the Preliminary Agreement Date of the Distributor Agreement, to this Fee Agreement as Exhibit B.

1.

In the event that the MDL Court, through an order, makes any change to the amounts potentially to be paid by Settling Distributors under this Fee Agreement, makes any change to the Fee Panel’s consideration of the factors set forth in Section II.C.4, or any other material change to the draft Order attached as part of Exhibit B or the terms of this Fee Agreement, the Settling Distributors and the MDL PEC shall meet and confer concerning such changes.

2.

If the Settling Distributors and the MDL PEC are unable to reach agreement and revisions to this Fee Agreement in the event discussed in Section III.B.1, this Fee Agreement shall be null and void, Settling Distributors shall have no obligation to make any payments under this Fee Agreement, and the Settling Distributors and the MDL PEC shall take such steps as are necessary to restore the status quo ante.

C.    Amendment. Once the MDL Court has entered an order implementing this Fee Agreement, this Fee Agreement can only be amended by (1) written agreement of the Settling Distributors and the MDL PEC and (2) approval by the MDL Court.

D.    Jurisdiction and Enforcement. The MDL Court shall have exclusive and ongoing jurisdiction over the enforcement and implementation of this Fee Agreement as set forth herein. The MDL PEC shall be the Authorized Party to enforce this Fee Agreement, as to the payment obligations of the Settling Distributors as set forth in this Fee Agreement, and as to Attorneys making application to the Funds under this Fee Agreement. Solely for purposes of assessing or allocating common benefit fees, the MDL Court will continue to have jurisdiction over the work product developed in the MDL Court by and under the direction of the MDL PEC with respect to claims against the Settling Defendants, including data and documents, depositions, expert reports, briefs and pleadings; and the MDL Court’s protective orders, management orders, and other decisions regarding such discovery and other work product, including but not limited to, conditions on its use, will continue in full force and effect. Nothing in this Section III.D authorizes the MDL Court to act contrary to this Fee Agreement or to share any of the work product, or provides the MDL Court with jurisdiction over the Distributor Agreement.

EXHIBIT S

Agreement on the State Outside Counsel Fee Fund

1. Creation of a State Outside Counsel Fee Fund. The Settling Distributors and the Settling States agree to the creation of a state outside counsel fee fund to pay reasonable attorneys’ fees of Settling States which have retained outside counsel in connection with litigation against the Settling Distributors (such fund, the “State Outside Counsel Fee Fund”).

2. State Outside Counsel Fee Fund Administration. The State Outside Counsel Fee Fund shall be administered separately from the Common Benefit Fund, the Contingency Fee Fund, the State Cost Fund, and the MDL Expense Fund. A committee of Attorneys General shall oversee the State Outside Counsel Fee Fund (the “Fee Fund Committee”). The Fee Fund Committee shall initially consist of the following States: (a) Delaware; (b) Florida; (c) Georgia; (d) Indiana; (e) Michigan; (f) Ohio; and (g) Rhode Island. The Fee Fund Committee shall select a settlement fund administrator, who may or may not be different from the Settlement Fund Administrator (the “Fee Fund Administrator”) and who shall administer the State Outside Counsel Fee Fund according to the guidelines and directives of the Fee Fund Committee.

3. State Outside Counsel Fee Eligibility. To receive any amount from the State Outside Counsel Fee Fund, an outside counsel to a Settling State must have filed and maintained an action in the name of a Settling State or its Attorney General against a Settling Distributor in a state or federal court as of June 1, 2021. No Settling State shall receive funds from both the State Outside Counsel Fee Fund and the Additional Restitution Amount as set forth in Section IX.

4. State Outside Counsel Fee Fund Amount. The Settling Distributors shall pay funds into the State Outside Counsel Fee Fund according to the schedule set forth below, subject to any suspensions, offsets, reductions, or adjustments provided for in the Agreement or described below:

Payment Year 1 Payment Date	$136,044,379
Payment Year 2 Payment Date	$129,230,769
Payment Year 3 Payment Date	$17,417,160

5. State Outside Counsel Fee Fund Availability and Calculation of Amount.

a.

The State Outside Counsel Fee Fund shall be available to compensate private outside counsel for Settling State Attorneys General for approved fees arising out of representation of the Settling State pursuant to the schedule developed by the Fee Fund Committee and provided to the Settling Distributors.

b.

Fees shall be calculated by adding two components: (a) a fixed amount consisting of fifty percent (50%) of the amount allocated to a Settling State pursuant to Exhibit F multiplied by 4.5%; and (b) a proportional percentage of the remaining fee due under that Settling State’s contract assuming that fifty percent (50%) of the Settling State’s recovery is allocable to a Settling State (rather than allocable to the Settling State’s Participating Subdivisions) so that the fees of all Settling States (minus the fixed amount that would have been allocated to any Non-Settling States had they become Settling States) exhausts the State Outside Counsel Fee Fund. The proportional share percentage will be the same for each Settling State included in the State Outside Counsel Fee Fund. All amounts paid will be less any costs or fees of the Fee Fund Administrator.

6. Payment by the Fee Fund Administrator.

a.

If a Settling State’s outside counsel agrees that the amount calculated in Paragraph 5 above either satisfies in full or exceeds the amounts owed to all such Settling State’s outside counsel, then upon written notice waiving all entitlement to any additional fee, the Fee Fund Administrator shall pay that Settling State’s outside counsel the amount that satisfies the Settling State’s obligation in full and, in no event more than (i) such obligation or (ii) the amount pursuant to the calculation and any schedule created by the Fee Fund Committee.

b.

If a Settling State’s outside counsel does not agree that the amount calculated in Paragraph 5 above either satisfies in full or exceeds the amounts owed by the Settling State, then the Settling State’s share shall be placed in an interest-bearing escrow account (less reasonable expenses of the Fee Fund Administrator) and held unless and until the Settling State and its outside counsel agree in a signed writing to a resolution of the amount outstanding or there is a final judgment entered that is no longer appealable.

c.

Upon being provided a signed, written agreement or the final non-appealable judgment, the Fee Fund Administrator shall release monies from the State Outside Counsel Fee Fund in either the amount held by the Fee Fund Administrator, if the amount of the agreement or judgment is equal to or more than the amount held, or the amount indicated in the agreement or in the final judgment, if the amount in the agreement or judgment is less than the amount held.

d.

Nothing herein, including the amounts listed in paragraph 5 above, shall prevent a Settling State from arguing in any proceeding with its outside counsel that (i) its recovery was less than fifty percent (50%) of the recovery in the Settlement Agreement down to and including fifteen percent (15%) of the total recovery; (ii) any payment should be discounted by an appropriate discount rate commensurate to the risk of the Settlement Agreement and the timeline that the Settling State is receiving its payments; (iii) the settlement amount should be lower because the amount a Settling State receives was reduced because such Settling State’s outside counsel failed to obtain joinder from a Settling State’s Subdivision(s) that the outside counsel also represented; or (iv) any limitation placed by the Settling Distributors bars payment of a higher fee to outside counsel.

e.

In the event the amount due to the Settling State’s outside counsel from an escrow account is less than the total amount of funds escrowed on the account of the Settling State, the balance shall be paid to the Settling State. In no event, other than a State becoming a Non-Settling State, shall funds revert to a Settling Distributor.

f.

Amounts owed by Settling Distributors to the State Outside Counsel Fee Fund shall be reduced and/or credited to Settling Distributors by amounts allocated on the above-mentioned schedule for outside counsel in Non-Settling States.

7. Reversion or Reduction of Amounts owed to Non-Settling States. Amounts owed by Settling Distributors to the State Outside Counsel Fee Fund shall be reduced proportionally across payments owed by the Settling Distributors by amounts allocated to the fixed amount on the below schedule for outside counsel in the event that a listed State becomes a Non-Settling State. In the event the Fee Fund Administrator receives part or all of the fixed amount due to a Non-Settling State from a Settling Distributor, the Fee Fund Administrator shall return the amount allocable to that Non-Settling State’s fixed amount to the Settling Distributor.

State	Distributor Allocation %	Distributor Payment Amount	State Share	Contract Rate	Full Contract Amount	Fixed Amount
Alabama	1.6419%	$312,711,699.09	$156,355,849.55	TIPAC	$18,002,073.51	$7,036,013.23
Alaska	0.2585%	$49,223,759.07	$23,611,879.53	20%	$4,922,375.91	$1,107,534.58
Arkansas	0.9663%	$184,044,819.65	$92,022,409.82	TIPAC	$7,997,175.45	$4,141,008.44
Delaware	0.49%	$93,322,747.66	$46,661,373.83	21%	$9,798,888.50	$2,099,761.82
Florida	7.0259%	$1,338,112,237.57	$669,056,118.79	TIPAC	$36,952,805.94	$30,107,525.35
Georgia	2.7882%	$531,024,939.66	$265,512,469.83	8%	$21,240,997.59	$11,948,061.14
Hawaii	0.3418%	$65,103,946.38	$32,551,973.19	17%	$5,533,835.44	$1,464,838.79
Idaho	0.5254%	$100,070,766.60	$50,035,383.30	10%	$5,003,538.33	$2,251,592.25
Indiana	2.2169%	$422,215,856.62	$211,107,928.31	TIPAC	$14,055,396.42	$9,499,856.77
Kentucky	2.093%	$398,614,767.86	$199,307,383.93	TIPAC	$11,920,488.63	$8,968,832.28
Michigan	3.402%	$647,928,460.07	$323,964,230.04	12%	$38,875,707.60	$14,578,390.35
Mississippi	0.8899%	$169,482,650.39	$84,741,325.19	TIPAC	$7,653,457.02	$3,813,359.63
Montana	0.3422%	$65,166,981.56	$32,583,490.78	20, 18, and 15% by amount	$5,916,934.37	$1,466,257.09
Nevada	1.2487%	$237,815,036.99	$118,907,518.50	19%	$22,592,428.52	$5,350,838.33
New Hampshire	0.6259%	$119,200,348.62	$59,600,174.31	27%	16,092,047.06	$2,682,007.84
New Mexico	0.8557%	$162,975,902.53	$81,487,951.27	24%	$19,557,108.30	$3,666,957.81
Ohio	4.3567%	$829,751,250.63	$414,875,625.32	TIPAC	$24,243,781.27	$18,669,403.14
Oklahoma	1.5832%	$301,519,407.96	$150,759,703.98	25%	$37,689,926.00	$6,784,186.68
Puerto Rico	0.7263%	$138,330,459.13	$69,165,229.57	25%	$17,291,307.39	$3,112,435.33
Rhode Island	0.4896%	$93,239,095.60	$46,619,547.80	17%	$7,925,323.13	$2,097,879.65
South Carolina	1.5835%	$301,577,078.44	$150,788,539.22	TIPAC	$21,578,922.89	$6,785,484.26
South Dakota	0.217%	$41,327,454.40	$20,663,727.20	12%	$2,479,647.26	$929,867.72
Utah	1.1889%	$226,438,902.67	$113,219,451.34	TIPAC Modified by K	$2,714,389.03	$2,714,389.03
Vermont	0.2844%	$54,169,670.90	$27,084,835.45	TIPAC	$4,958,483.55	$1,218,817.60
Washington	2.3189%	$441,644,189.13	$220,822,094.57	Statute	$10,900,000	$9,936,994.26

EXHIBIT T

Agreement on the State Cost Fund Administration

1. Creation of a State Cost Fund. The Settling Distributors and the Settling States agree to the creation of a state cost fund to pay litigation costs and expenses associated with litigation and investigation related to the opioid litigation (such fund, the “State Cost Fund”). The State Cost Fund shall be administered separately from the Common Benefit Fund, the Contingency Fee Fund, the State Counsel Fee Fund, and the MDL Expense Fund.

2. State Cost Fund Amount and to Whom Owed. On the Payment Date of Payment Year 1, the Settling Distributors shall pay into the State Cost Fund $56,538,461.00 (the “State Cost Fund Amount”). No funds may be released from the State Cost Fund to Non-Settling States.

3. State Cost Fund Committee. A committee of Attorneys General or their designated representatives (such committee, the “State Cost Fund Committee”) shall oversee the State Cost Fund. The committee shall initially consist of the following States: (a) Delaware; (b) Florida; (c) Georgia; (d) New York; (e) North Carolina; (f) Ohio; (g) Tennessee; and (h) Texas. The Attorneys General may by majority vote add or change the composition of the State Cost Fund Committee, including replacing any above State, if that State is not a Settling State.

4. State Cost Fund Administrator. The State Cost Fund Committee shall select an administrator (the “State Cost Fund Administrator”). The State Cost Fund Administrator may or may not be different from the Settlement Fund Administrator. The State Cost Fund Administrator shall administer the State Cost Fund and direct payments to Settling States.

5. State Cost Fund Guidelines. Monies in the State Cost Fund shall be released without any delay to reimburse Settling States for documented costs incurred or paid in connection with litigation and investigation related to the opioid litigation. In allocating the State Cost Fund, no funds shall be allocated for costs incurred after July 21, 2021. The State Cost Fund Committee shall establish guidelines for the submission and approval of expenses eligible for reimbursement from the State Cost Fund. The State Cost Fund Administrator shall, in accordance with such guidelines, receive from Settling States records sufficient to demonstrate the incurrence and payment of each expense attributable to litigation or investigation related to the opioid litigation, including any outstanding National Association of Attorneys General grant.

6. State Cost Fund Payment Priorities and Residual. To the extent the aggregate eligible submissions of costs and expenses from Settling States exceed the State Cost Fund Amount, payments to Settling States shall be paid in the order described in this section until the State Cost Fund is exhausted. If the State Cost Fund is unable to fully pay costs at any of the following levels, then Settling States with costs at that level shall be paid on a proportional basis. All expenses with a lesser priority from the level where the State Cost Fund is exhausted will not be reimbursed from the State Cost Fund. Costs shall be paid in the following order of priority:

T-1

(a) the reasonable costs of the State Cost Fund Administrator, if any; (b) repayment of the National Association of Attorneys General grants connected to opioid litigation; (c) costs incurred or paid by outside counsel for a Settling State litigating against the Settling Distributors apart from any fee owed; (d) litigation-related costs attributable to the Settling Distributors incurred or paid by a Settling State litigating against the Settling Distributors; and (e) pre-suit investigation-related costs attributable to the Settling Distributors incurred or paid by either a Settling State outside counsel (not including any amount of fees or any costs which have already been reimbursed pursuant to clause (c), above) or a Settling State investigating the Settling Distributors. If the State Cost Fund has additional monies after payment of the State Cost Fund Administrator’s and all Settling States’ submitted costs, then the remaining funds will be provided to the National Association of Attorneys General to be placed in the Financial Services Fund for the purpose of funding grants for consumer protection- or healthcare-related enforcement or training activities. In determining what costs are attributable to the Settling Distributors, the State Fund Committee shall develop a guideline that ensures that all Settling States are treated equitably.

T-2

EXHIBIT U

ABC IRS Form 1098-F

U-1

EXHIBIT V

Cardinal IRS Form 1098-F

V-1

EXHIBIT W

McKesson IRS Form 1098-F

W-1

EXHIBIT X

Severity Factors

State	Severity Factor

Alabama	108.5243%

Alaska	107.8614%

American Samoa	102.7639%

Arizona	107.7129%

Arkansas	103.2818%

California	82.8688%

Colorado	95.2263%

Connecticut	121.0971%

Delaware	155.5946%

District of Columbia	88.3270%

Florida	107.9604%

Georgia	86.6675%

Guam	96.8019%

Hawaii	77.1051%

Idaho	93.0570%

Illinois	86.6318%

Indiana	108.6768%

Iowa	78.2056%

Kansas	89.6374%

Kentucky	150.0126%

Louisiana	105.2878%

Maine	132.7534%

Maryland	115.2160%

Massachusetts	110.3001%

Michigan	112.4239%

Minnesota	75.9148%

Mississippi	96.7243%

Missouri	107.8496%

Montana	99.7815%

N. Mariana Islands	100.2421%

Nebraska	71.9045%

Nevada	130.5519%

New Hampshire	144.4997%

New Jersey	102.3701%

New Mexico	128.9295%

X-1

New York	91.4472%

North Carolina	102.2754%

North Dakota	76.0864%

Ohio	123.0063%

Oklahoma	129.3047%

Oregon	108.9094%

Pennsylvania	118.2821%

Puerto Rico	73.9803%

Rhode Island	143.8802%

South Carolina	99.6801%

South Dakota	76.4482%

Tennessee	129.9078%

Texas	71.6286%

Utah	119.5878%

Vermont	140.2239%

Virgin Islands	100.4396%

Virginia	88.1611%

Washington	100.5007%

Wisconsin	99.6616%

Wyoming	100.9659%

X-2